As filed with the Securities and Exchange Commission on April 28, 2023
1933 Act Registration No. 033-00507
1940 Act Registration No. 811-04419
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
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  Pre-Effective Amendment No.
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  Post-Effective Amendment No. 171
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and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒
  Amendment No. 172
(Check appropriate box or boxes.)
TRANSAMERICA SERIES TRUST
(Exact Name of Registrant as Specified in Charter)
1801 California St., Suite 5200, Denver, Colorado 80202
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: 1-800-851-9777
Dennis P. Gallagher, Esq., 1801 California St., Suite 5200, Denver, Colorado 80202
(Name and Address of Agent for Service)
It is proposed that this filing will become effective: (check appropriate box)
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immediately upon filing pursuant to paragraph (b)
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60 days after filing pursuant to paragraph (a)(1)
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on (date) pursuant to paragraph (a)(1)
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75 days after filing pursuant to paragraph (a)(2)
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on (date) pursuant to paragraph (a)(2)
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on May 1, 2023 pursuant to paragraph (b)
If appropriate, check the following box:
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this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Transamerica Series Trust
Prospectus May 1, 2023

Portfolio	Class
Transamerica 60/40 Allocation VP	Service
Transamerica Aegon Bond VP (formerly, Transamerica PIMCO Total Return VP)	Initial and Service
Transamerica Aegon Core Bond VP (formerly, Transamerica JPMorgan Core Bond VP)	Initial and Service
Transamerica Aegon High Yield Bond VP	Initial and Service
Transamerica Aegon Sustainable Equity Income VP	Initial and Service
Transamerica Aegon U.S. Government Securities VP	Initial and Service
Transamerica American Funds Managed Risk VP	Service
Transamerica BlackRock Government Money Market VP	Initial and Service
Transamerica BlackRock iShares Active Asset Allocation – Conservative VP	Initial and Service
Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP	Initial and Service
Transamerica BlackRock iShares Active Asset Allocation – Moderate VP	Initial and Service
Transamerica BlackRock iShares Dynamic Allocation – Balanced VP	Initial and Service*
Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP	Initial and Service*
Transamerica BlackRock iShares Edge 40 VP	Initial and Service
Transamerica BlackRock iShares Edge 50 VP	Service
Transamerica BlackRock iShares Edge 75 VP	Service
Transamerica BlackRock iShares Edge 100 VP	Service
Transamerica BlackRock Real Estate Securities VP (formerly, Transamerica BlackRock Global Real Estate Securities VP)	Initial and Service
Transamerica BlackRock Tactical Allocation VP	Initial and Service
Transamerica Goldman Sachs 70/30 Allocation VP	Service
Transamerica Goldman Sachs Managed Risk – Balanced ETF VP (formerly, Transamerica Managed Risk – Balanced ETF VP)	Initial and Service
Transamerica Goldman Sachs Managed Risk – Conservative ETF VP (formerly, Transamerica Managed Risk – Conservative ETF VP)	Initial and Service
Transamerica Goldman Sachs Managed Risk – Growth ETF VP (formerly, Transamerica Managed Risk – Growth ETF VP)	Initial and Service
Transamerica Great Lakes Advisors Large Cap Value VP (formerly, Transamerica Rothschild & Co Large Cap Value VP)	Initial and Service*
Transamerica International Focus VP	Initial and Service
Transamerica Janus Balanced VP	Initial and Service
Transamerica Janus Mid-Cap Growth VP	Initial and Service
Transamerica JPMorgan Asset Allocation – Conservative VP	Initial and Service
Transamerica JPMorgan Asset Allocation – Growth VP	Initial and Service
Transamerica JPMorgan Asset Allocation – Moderate Growth VP	Initial and Service
Transamerica JPMorgan Asset Allocation – Moderate VP	Initial and Service
Transamerica JPMorgan Enhanced Index VP	Initial and Service
Transamerica JPMorgan International Moderate Growth VP	Initial and Service
Transamerica JPMorgan Mid Cap Value VP	Initial and Service
Transamerica JPMorgan Tactical Allocation VP	Initial and Service
Transamerica Madison Diversified Income VP	Initial and Service*
Transamerica Market Participation Strategy VP	Initial and Service*
Transamerica Morgan Stanley Capital Growth VP	Initial and Service
Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP	Initial and Service*
Transamerica Morgan Stanley Global Allocation VP	Initial and Service
Transamerica MSCI EAFE Index VP	Initial and Service
Transamerica Multi-Managed Balanced VP	Initial and Service
Transamerica PIMCO Tactical – Balanced VP	Initial and Service
Transamerica PIMCO Tactical – Conservative VP	Initial and Service
Transamerica PIMCO Tactical – Growth VP	Initial and Service
Transamerica PineBridge Inflation Opportunities VP	Initial and Service
Transamerica ProFund UltraBear VP	Initial and Service*
Transamerica S&P 500 Index VP	Initial and Service
Transamerica Small/Mid Cap Value VP	Initial and Service
Transamerica T. Rowe Price Small Cap VP	Initial and Service
Transamerica TS&W International Equity VP	Initial and Service
Transamerica WMC US Growth VP	Initial and Service
* The portfolio does not currently offer Initial Class shares.
None of the portfolios of Transamerica Series Trust have a ticker symbol.
Neither the U.S. Securities and Exchange Commission nor U.S. Commodity Futures Trading Commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
TST0523

Transamerica 60/40 Allocation VP

Investment Objective: Seeks long-term capital appreciation and current income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.30%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.10%
Acquired fund fees and expenses[1]	0.27%
Total annual fund operating expenses	0.92%
Fee waiver and/or expense reimbursement[2]	0.18%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.74%
1
Acquired fund fees and expenses reflect the portfolio’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the portfolio’s prospectus.
2
Transamerica Asset Management, Inc. (“TAM”), the portfolio’s investment manager, has contractually agreed to waive 0.18% of its management fee through May 1, 2024.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. The Example reflects applicable waivers and/or reimbursements for the duration of such arrangement(s). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Service Class	$76	$275	$492	$1,115
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 44% of the average value of its portfolio.
Principal Investment Strategies: The portfolio is a fund of funds. The portfolio invests its assets in a combination of Transamerica funds (“underlying portfolios”). Transamerica Asset Management, Inc. (the “Investment Manager”) selects the underlying portfolios, and determines the amount invested in each of them, based on the portfolio’s investment objective, and may make changes from time to time without notice and without shareholder approval.
Under normal circumstances, the portfolio expects to allocate its assets among underlying portfolios with the goal of achieving exposure targets over time of approximately 60% of its net assets in equities and approximately 40% of its net assets in fixed-income. In the short-term, actual asset allocations may vary.
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The underlying portfolios may invest in derivatives such as futures contracts, options and swaps. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests.
The portfolio may be a significant shareholder in certain underlying portfolios. The portfolio may invest in a limited number of underlying portfolios.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Asset Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset allocation and reallocation from time to time. The Investment Manager's decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the Investment Manager's judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The available underlying portfolios selected by the Investment Manager may underperform the market or similar portfolios.
Underlying Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Index Tracking – While certain underlying portfolios may seek to track the performance of an index (i.e., achieve a high degree of correlation with the applicable index), the returns of any underlying portfolios that seek to track an index may not match the returns of the applicable index.

Management – The value of your investment may go down if the Investment Manager’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the Investment Manager, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the Investment Manager’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Allocation  Conflicts – The Investment Manager is subject to conflicts of interest in the selection and allocation of the portfolio’s assets among underlying portfolios. For example, the Investment Manager has an incentive to select an underlying Transamerica fund over an unaffiliated fund because it receives more revenue, even if the unaffiliated fund has better investment performance or lower total expenses. The Investment Manager also has an incentive to allocate the portfolio’s assets to those underlying portfolios paying the highest net management fees to the Investment Manager, to those which are sub-advised by an affiliate of the Investment Manager, and/or to subscale underlying portfolios to reduce amounts waived and/or reimbursed by the Investment Manager to maintain applicable expense caps.
Asset Class Variation – The underlying portfolios invest principally in the securities constituting their asset class (i.e., equity or fixed-income) or underlying index components. However, an underlying portfolio may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying portfolios at any given time, and the percentage of the portfolio's assets invested in various underlying portfolios, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class, and this in turn may adversely affect the portfolio's performance.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Industry Concentration – Certain underlying portfolios may concentrate their investments in issuers of one or more particular industries. Concentration in a particular industry subjects an underlying portfolio to the risks associated with that industry. As a result, an underlying portfolio may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than underlying portfolios investing in a broader range of industries.
Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Large Capitalization Companies – The portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the portfolio. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Passive Investment – Because the sub-adviser of an underlying portfolio seeking to track an index does not select individual companies in the index that the underlying portfolio tracks, the underlying portfolio may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Structure  Conflicts – Transamerica Asset Management, Inc. (“TAM”), the portfolio’s investment manager, has established an investment program whereby a substantial portion of the portfolio’s assets are invested in underlying Transamerica funds. TAM does not consider unaffiliated funds as underlying investment options for these assets, even if unaffiliated funds have better investment performance or lower total expenses.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.

Annual Total Returns (calendar years ended December 31) - Service Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	12.82%
Worst Quarter:	3/31/2020	-12.08%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	Since Inception	Inception Date
Service Class	-13.80%	4.27%	1/12/2018
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-18.11%	8.71%
Transamerica 60/40 Allocation VP Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes)	-15.23%	4.42%
1 The Transamerica 60/40 Allocation VP Blended Benchmark consists of the following: 45% S&P 500® Index, 15% MSCI EAFE NR Index and 40% Bloomberg US Aggregate Bond Index.
Management:
Investment Manager: Transamerica Asset Management, Inc. Portfolio Managers:
Christopher A. Staples, CFA	Portfolio Manager	since January 2018
Kane Cotton, CFA	Portfolio Manager	since January 2018
Rufat Garalov, CFA	Portfolio Manager	since May 2021
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Aegon Bond VP
(formerly, Transamerica PIMCO Total Return VP)

Investment Objective: Seeks to provide high total return through a combination of current income and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees[1]	0.49%	0.49%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.04%	0.04%
Total annual fund operating expenses	0.53%	0.78%
1
Management fees have been restated to reflect a reduction in management fees effective November 1, 2022.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$54	$170	$296	$665
Service Class	$80	$249	$433	$966
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 126% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities, which may include dollar rolls, U.S. government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities, bank loans and loan participations, structured notes, and preferred securities. The sub-adviser considers emerging market countries as countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations.
Under normal circumstances, at least 50% of the portfolio’s net assets will be invested in (a) debt securities rated investment grade or higher (rated at least BBB by Standard & Poor’s or Fitch or Baa by Moody’s) by at least two rating agencies or, if unrated, are determined to be of comparable quality by the sub-adviser; (b) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody’s Commercial Paper Division, or A-1 or A-2 by Standard & Poor’s; and/or (d) cash or cash equivalents. Up to 50% of the portfolio’s net assets may be invested in debt securities that do not meet the investment grade criteria referred to above (commonly known as “junk bonds”). Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser). The portfolio may invest up to 20% of its net assets in equity securities, such as common stocks, rights, warrants or preferred stock. The portfolio may invest in securities of any maturity and does not have a target average duration.
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environments and global asset classes and proprietary “bottom-up” research of sectors, industries, issuers and individual securities. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement and relative value of markets and securities prices worldwide. In its proprietary “bottom-up” research of corporate and sovereign debt and other fixed-income securities, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined “top-down” and “bottom-up” approach to determine asset class, sector, security, yield curve and duration positions for the portfolio. The sub-adviser’s research analysts also generally integrate environmental, social and governance (“ESG”) matters within their analytical process for foreign government bonds and notes (including emerging markets), private residential mortgage-backed securities, commercial mortgage-backed securities, certain asset-backed securities (including collateralized mortgage obligations), corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), structured notes, certain preferred securities, certain cash equivalents (including corporate commercial paper)

and privately issued debt securities issued pursuant to Rule 144A or Regulation S alongside traditional credit metrics as a risk management tool and as a method to identify financially material ESG factors and arrive at an independent, comprehensive view of the investment. The sub-adviser’s research analysts typically do not consider ESG factors when analyzing other investments, including, but not limited to, investments in dollar rolls, U.S. government bonds and notes, U.S. agency securities, convertible bonds, other convertible securities, certain bank loans and loan participations, asset-backed commercial paper, cash, certain cash equivalent securities, equity securities, common stocks, rights, warrants, derivatives, repurchase agreements and money market instruments. Consideration of ESG matters is subjective and not determinative in the sub-adviser’s investment process. The sub-adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions. The sub-adviser’s research analysts do not take ESG factors into consideration with respect to every investment in the portfolio.
The portfolio may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The portfolio may purchase securities on a when-issued, delayed delivery, to be announced or forward commitment basis.
The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.

Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the portfolio. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the portfolio.
Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Bank Obligations – Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make, affect the interest rates and fees they charge and reduce bank profitability.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Convertible Securities – Convertible securities are subject to risks associated with both fixed-income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument. Certain countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and may be characterized by a lack of available currency hedging instruments.

Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative. The portfolio may incur costs to protect its investment, and the portfolio could lose its entire investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the portfolio sells securities becomes insolvent, the portfolio’s ability to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the portfolio not receiving proceeds from the sale of a loan for an extended period. As a result, the portfolio may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the portfolio may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Hedging – The portfolio may buy and sell futures contracts, put and call options, forward contracts and other instruments as a hedge. The portfolio’s hedging strategies may not work as intended, and the portfolio may be in a less favorable position than if it had not used a hedging instrument.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
LIBOR – Many financial instruments, financings or other transactions to which the portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the portfolio, issuers of instruments in which the portfolio invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the portfolio or the portfolio’s investments cannot yet be determined.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The portfolio's investments in loans are also subject to prepayment or call risk.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the portfolio invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenue, or that relate to a sector or industry, the portfolio will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed-income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a portfolio prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a portfolio could adversely affect the marketability of such securities and a portfolio might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a portfolio’s overall liquidity and performance. Restricted securities may not be listed on an exchange and may have no active trading market. A portfolio may incur additional expense when disposing of restricted securities. Restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the portfolio.
Repurchase Agreements – In a repurchase agreement, the portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structured Instruments – The portfolio may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may be leveraged and may behave in ways not anticipated by the portfolio, or they may not receive tax, accounting or regulatory treatment anticipated by the portfolio. Structured instruments may also be less liquid and more difficult to value accurately than more traditional securities and instruments.
Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations – The sub-adviser considers sustainability and/or ESG factors that it deems relevant, along with other factors and analysis, when sub-advising the portfolio. This usage of sustainability and/or ESG factors or criteria is sometimes referred to as “ESG integration.” The sub-adviser may consider sustainability and/or ESG factors on a meaningful portion of the portfolio’s investments. The sub-adviser may give little or no weight to sustainability and/or ESG factors for certain investments, and not every sustainability and/or ESG factor may be identified or evaluated for every investment. Consideration of sustainability and/or ESG factors is not determinative in the sub-adviser’s investment process, and the sub-adviser may conclude that other attributes of an investment outweigh sustainability and/or ESG considerations when making investment decisions. Applying sustainability and/or ESG factors as part of the portfolio’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across investment advisers (including sub-advisers) and third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries and sectors. The application of these factors could negatively impact the portfolio’s performance. Sustainability and ESG information from issuers and from third party data providers may be incomplete, delayed, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability or ESG characteristics. Regulation of sustainability and ESG investing in the U.S. and abroad is evolving. Regulatory changes with respect to ESG integration could impact the sub-adviser’s ability to consider sustainability and/or ESG criteria as part of its investment process.
To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the portfolio may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the portfolio to further losses.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the warrant is not exercised before the expiration date, it generally expires without any value and the portfolio will lose any amount it paid for the warrant.

Yield – The amount of income received by the portfolio will go up or down depending on day-to-day variations in short-term interest rates, and the portfolio’s expenses could absorb all or a significant portion of the portfolio’s income. If interest rates increase, the portfolio’s yield may not increase proportionately.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Prior to November 1, 2022, the portfolio was named Transamerica PIMCO Total Return VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	4.48%
Worst Quarter:	3/31/2022	-6.05%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-14.84%	-0.42%	0.80%	5/1/2002
Service Class	-15.08%	-0.68%	0.56%	5/1/2003
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Bradley D. Doyle, CFA	Portfolio Manager	since November 2022
Tyler A. Knight, CFA	Portfolio Manager	since November 2022
Brian W. Westhoff, CFA	Portfolio Manager	since November 2022
Sivakumar N. Rajan	Portfolio Manager	since December 2022
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Aegon Core Bond VP
(formerly, Transamerica JPMorgan Core Bond VP)

Investment Objective: Seeks to achieve maximum total return.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees[1]	0.42%	0.42%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.05%	0.05%
Total annual fund operating expenses	0.47%	0.72%
1
Management fees have been restated to reflect a reduction in management fees effective November 1, 2022.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$48	$151	$263	$591
Service Class	$74	$230	$401	$894
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 116% of the average value of its portfolio.
Principal Investment Strategies:
The portfolio’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, primarily in investment grade debt securities, which may include: investment grade corporate securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. Under normal circumstances, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Fitch or Baa from Moody's or are of comparable quality as determined by the sub-adviser. The portfolio's weighted average duration will typically range from 3 to 10 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The portfolio may also invest in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”) and collateralized debt obligations (“CDOs”)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations, dollar rolls and repurchase agreements. The portfolio’s investments may include debt securities of foreign issuers, including emerging market debt securities. The portfolio may invest in securities that are denominated in U.S. dollars and in foreign currencies.
The portfolio may invest up to 10% of its net assets in emerging market debt securities and up to 10% of its net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of its net assets in emerging market debt securities and high-yield debt securities combined. The sub-adviser considers emerging market countries as countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate, government and agency debt, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movements of markets and securities prices worldwide. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined “top-down” and “bottom-up” approach to determine sector, security, yield curve, and duration positions for the portfolio. The sub-adviser’s research analysts also generally integrate environmental, social and governance (“ESG”) matters within their analytical process for investment grade corporate debt securities, foreign government bonds and notes (including emerging markets), private residential mortgage-backed securities, certain asset-backed securities (including CLOs, CBOs and CDOs), CMBS, certain cash equivalents (including corporate commercial paper)

and privately issued debt securities issued pursuant to Rule 144A or Regulation S alongside traditional credit metrics as a risk management tool and as a method to identify financially material ESG factors and arrive at an independent, comprehensive view of the investment. The sub-adviser’s research analysts typically do not consider ESG factors when analyzing other investments, including, but not limited to, investments in U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, U.S. Treasury and agency securities, municipal bonds, asset-backed commercial paper, dollar rolls, repurchase agreements, derivatives, cash, certain cash equivalent securities and money market instruments. Consideration of ESG matters is subjective and not determinative in the sub-adviser’s investment process. The sub-adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions. The sub-adviser’s research analysts do not take ESG factors into consideration with respect to every investment in the portfolio.
The portfolio may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The portfolio may purchase securities on a when-issued, delayed delivery, to be announced or forward commitment basis.
The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.

Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the portfolio. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument. Certain countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and may be characterized by a lack of available currency hedging instruments.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the portfolio sells securities becomes insolvent, the portfolio’s ability to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Hedging – The portfolio may buy and sell futures contracts, put and call options, forward contracts and other instruments as a hedge. The portfolio’s hedging strategies may not work as intended, and the portfolio may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the portfolio.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
LIBOR – Many financial instruments, financings or other transactions to which the portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the portfolio, issuers of instruments in which the portfolio invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the portfolio or the portfolio’s investments cannot yet be determined.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The portfolio's investments in loans are also subject to prepayment or call risk.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the portfolio invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenue, or that relate to a sector or industry, the portfolio will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a portfolio prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a portfolio could adversely affect the marketability of such securities and a portfolio might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a portfolio’s overall liquidity and performance. Restricted securities may not be listed on an exchange and may have no active trading market. A portfolio may incur additional expense when disposing of restricted securities. Restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the portfolio.
Repurchase Agreements – In a repurchase agreement, the portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations – The sub-adviser considers sustainability and/or ESG factors that it deems relevant, along with other factors and analysis, when sub-advising the portfolio. This usage of sustainability and/or ESG factors or criteria is sometimes referred to as “ESG integration.” The sub-adviser may consider sustainability and/or ESG factors on a meaningful portion of the portfolio’s investments. The sub-adviser may give little or no weight to sustainability and/or ESG factors for certain investments, and not every sustainability and/or ESG factor may be identified or evaluated for every investment. Consideration of sustainability and/or ESG factors is not determinative in the sub-adviser’s investment process, and the sub-adviser may conclude that other attributes of an investment outweigh sustainability and/or ESG considerations when making investment decisions. Applying sustainability and/or ESG factors as part of the portfolio’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across investment advisers (including sub-advisers) and third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries and sectors. The application of these factors could negatively impact the portfolio’s performance. Sustainability and ESG information from issuers and from third party data providers may be incomplete, delayed, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability or ESG characteristics. Regulation of sustainability and ESG investing in the U.S. and abroad is evolving. Regulatory changes with respect to ESG integration could impact the sub-adviser’s ability to consider sustainability and/or ESG criteria as part of its investment process.
To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the portfolio may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the portfolio to further losses.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Yield – The amount of income received by the portfolio will go up or down depending on day-to-day variations in short-term interest rates, and the portfolio’s expenses could absorb all or a significant portion of the portfolio’s income. If interest rates increase, the portfolio’s yield may not increase proportionately.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Prior to November 1, 2022, the portfolio was named Transamerica JPMorgan Core Bond VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	3.89%
Worst Quarter:	3/31/2022	-5.46%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-12.77%	0.15%	1.07%	10/2/1986
Service Class	-12.99%	-0.09%	0.82%	5/1/2003
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Bradley D. Doyle, CFA	Portfolio Manager	since November 2022
Tyler A. Knight, CFA	Portfolio Manager	since November 2022
Sivakumar N. Rajan	Portfolio Manager	since November 2022
Brian W. Westhoff, CFA	Portfolio Manager	since November 2022
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Aegon High Yield Bond VP

Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.55%	0.55%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.07%	0.07%
Total annual fund operating expenses	0.62%	0.87%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$63	$199	$346	$774
Service Class	$89	$278	$482	$1,073
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 16% of the average value of its portfolio.
Principal Investment Strategies: The portfolio's sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield bonds (commonly known as “junk bonds”). The portfolio normally invests primarily in U.S. securities.
Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the sub-adviser). The sub-adviser seeks to achieve high returns for the portfolio while maintaining a reasonable risk profile.
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate and sovereign debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that the sub-adviser believes affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing portfolio risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure. The sub-adviser uses this combined “top-down” and “bottom-up” approach to determine asset class, sector, security, yield curve and duration positions for the portfolio. The sub-adviser’s research analysts also generally integrate environmental, social and governance (“ESG”) matters within their analytical process for high-yield bonds, foreign securities (including emerging markets), investment grade bonds, certain asset-backed securities, private residential mortgage-backed securities, certain preferred equity, privately issued debt securities issued pursuant to Rule 144A or Regulation S and certain cash equivalents (including corporate commercial paper) alongside traditional credit metrics as a risk management tool and as a method to identify financially material ESG factors and arrive at an independent, comprehensive view of the investment. The sub-adviser’s research analysts typically do not consider ESG factors when analyzing other investments, including, but not limited to, investments in certain bank loans, U.S. Treasury and agency mortgage-backed securities, common equity, cash, certain cash equivalent securities, asset-backed commercial paper, repurchase agreements and money market instruments. Consideration of ESG matters is subjective and not determinative in the sub-adviser’s investment process. The sub-adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions. The sub-adviser’s research analysts do not take ESG factors into consideration with respect to every investment in the portfolio.
The portfolio has no maturity or duration requirements or limitations. The portfolio may invest in foreign securities, including up to 10% of its net assets in emerging market securities. The sub-adviser considers emerging market countries as countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations.

To a lesser extent, the portfolio may invest in investment grade bonds, bank loans, asset backed and mortgage backed securities, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents. The portfolio may also invest in hybrid instruments having both debt and equity characteristics.
The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the portfolio.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.

Distressed or Defaulted Securities – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative. The portfolio may incur costs to protect its investment, and the portfolio could lose its entire investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Bank Obligations – Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make, affect the interest rates and fees they charge and reduce bank profitability.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Energy Sector – Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, economic sanctions, weather events, world events and economic conditions likewise will affect the performance of companies in these industries. Such events and related conditions may lead to disputes among oil-producing countries and potential limits on the production of crude oil, leading to increased volatility in the energy sector.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the portfolio not receiving proceeds from the sale of a loan for an extended period. As a result, the portfolio may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the portfolio may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Hybrid Instruments – Investing in hybrid instruments involves a combination of risks, including risks of investing in securities, commodities, options, futures, and currencies. An investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
LIBOR – Many financial instruments, financings or other transactions to which the portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the portfolio, issuers of instruments in which the portfolio invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the portfolio or the portfolio’s investments cannot yet be determined.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The portfolio's investments in loans are also subject to prepayment or call risk.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed-income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a portfolio prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a portfolio could adversely affect the marketability of such securities and a portfolio might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a portfolio’s overall liquidity and performance. Restricted securities may not be listed on an exchange and may have no active trading market. A portfolio may incur additional expense when disposing of restricted securities. Restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the portfolio.
Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations – The sub-adviser considers sustainability and/or ESG factors that it deems relevant, along with other factors and analysis, when sub-advising the portfolio. This usage of sustainability and/or ESG factors or criteria is sometimes referred to as “ESG integration.” The sub-adviser may consider sustainability and/or ESG factors on a meaningful portion of the portfolio’s investments. The sub-adviser may give little or no weight to sustainability and/or ESG factors for certain investments, and not every sustainability and/or ESG factor may be identified or evaluated for every investment. Consideration of sustainability and/or ESG factors is not determinative in the sub-adviser’s investment process, and the sub-adviser may conclude that other attributes of an investment outweigh sustainability and/or ESG considerations when making investment decisions. Applying sustainability and/or ESG factors as part of the portfolio’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across investment advisers (including sub-advisers) and third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries and sectors. The application of these factors could negatively impact the portfolio’s performance. Sustainability and ESG information from issuers and from third party data providers may be incomplete, delayed, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability or ESG characteristics. Regulation of sustainability and ESG investing in the U.S. and abroad is evolving. Regulatory changes with respect to ESG integration could impact the sub-adviser’s ability to consider sustainability and/or ESG criteria as part of its investment process.
Yield – The amount of income received by the portfolio will go up or down depending on day-to-day variations in short-term interest rates, and the portfolio’s expenses could absorb all or a significant portion of the portfolio’s income. If interest rates increase, the portfolio’s yield may not increase proportionately.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	10.05%
Worst Quarter:	3/31/2020	-15.55%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-11.12%	2.06%	3.83%	6/1/1998
Service Class	-11.45%	1.78%	3.56%	5/1/2003
Bloomberg US Corporate High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	-11.18%	2.30%	4.03%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Kevin Bakker, CFA	Portfolio Manager	since November 2009
Benjamin D. Miller, CFA	Portfolio Manager	since November 2009
James K. Schaeffer, Jr.	Portfolio Manager	since March 2011
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Aegon Sustainable Equity Income VP

Investment Objective: Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.65%	0.65%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.04%	0.04%
Total annual fund operating expenses	0.69%	0.94%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$70	$221	$384	$859
Service Class	$96	$300	$520	$1,155
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 22% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, Aegon Asset Management UK plc (the “sub-adviser”), deploys an active strategy that generally invests in large and middle U.S. capitalization companies, focusing on those that pay dividends and that the sub-adviser views as having a favorable sustainability profile. Under normal circumstances, the portfolio will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities. The sub-adviser generally looks to buy stocks and hold them over multi-year periods in an effort to benefit from the compounding effects of increasing dividends.
When selecting dividend-paying stocks, the sub-adviser normally seeks to invest in companies that fall within one of three groupings established by the sub-adviser. One group is “compounders” or those companies that the sub-adviser sees as consistent annual dividend growers with long-term records of growing dividend-per-share. A second group is “hoarders” or those companies that are viewed by the sub-adviser as having the operating success and balance sheet strength to potentially increase dividend payout ratios and positively surprise the market. The third group is “de-equitizers” with capital structures that the sub-adviser believes offer the potential for mergers and acquisitions or share buy-backs.
In addition, the sub-adviser seeks to invest in stocks of companies with what the sub-adviser views as having positive sustainability credentials. The sub-adviser applies its sustainability assessment framework in evaluating each company considered for the portfolio. A small range of industries with what are seen as having poor sustainability profiles are excluded by the sub-adviser from the investible universe at the start of the investment process. These industries currently are: tobacco, weapons, nuclear power, gambling, animal mistreatment, adult entertainment, genetic modification for agricultural purposes, coal, and oil exploration and production. Sustainability credentials of each eligible company are assessed by the sub-adviser through proprietary analysis focusing on what the sub-adviser views as material sustainability factors with clear links to risks and opportunities.
Sustainability research by the sub-adviser’s Responsible Investment team, composed of employees of the sub-adviser and certain of its affiliates, forms a key part of the sub-adviser’s investment process. The Responsible Investment team independently conducts sustainability research on each company proposed for investment by the sub-adviser’s investment team. The sustainability research uses a three-dimensional framework to analyze each company, looking at (i) its products (what it does), (ii) its practices (how it does it) and (iii) its sustainable improvement (is it improving from a sustainability perspective or does it have plans to do so?). The outcome of this analysis is that each company proposed for investment by the investment team is classified by the Responsible Investment team as either a sustainability “leader”, “improver”, or “laggard”, and the sub-adviser may only invest in companies identified as leaders or improvers.
•
Sustainability “leaders” are companies that the Responsible Investment team believes exhibit top-quartile performance relative to global and regional peers from a combination of positive operational practices and being strategically well positioned with regard to the impact of their products or services. Activities that generate clear positive impact are viewed positively by the team.

•
“Improvers” are companies in which the Responsible Investment team has identified sustainability issues that need to be addressed but where the team believes the company is taking action to address these and is showing clear signs of improvement.
•
“Laggards” have, in the Responsible Investment team’s view, a poor product impact and/or have unacceptably low operational standards.
If a company is classified as a “laggard” by the Responsible Investment team, the company is not eligible for inclusion in the portfolio.
The sub-adviser constructs a portfolio of individual stocks, selected on a “bottom-up” basis, meaning that it selects individual securities based on their specific merits, using fundamental analysis. The portfolio will typically consist of approximately 35 to 50 stocks with individual position sizes generally ranging from 1% to 10% of the portfolio’s net assets (10% maximum position weighting). Non-U.S. stocks, including American Depository Receipts (ADRs), are limited to 10% of the portfolio’s net assets. Annual portfolio turnover is anticipated to normally be less than 40%.
The sub-adviser generally employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents will generally be less than 5% of the portfolio’s net assets.
The portfolio may invest in index-traded futures to equitize cash in order to gain general equity market exposure until investments are made into stocks of individual companies.
All investments by the portfolio, with the exception of cash, cash equivalents, short-term debt securities, repurchase agreements, money market instruments and index-traded futures, are subject to the sub-adviser’s sustainability assessment framework.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Dividend Paying Stock – There can be no assurance that the issuers of the stocks held by the portfolio will pay dividends in the future or that, if dividends are paid, they will not decrease. The portfolio's emphasis on dividend paying stocks could cause the portfolio's share price and total return to fluctuate more than, or cause the portfolio to underperform, similar portfolios that invest without consideration of an issuer’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks tend to go through cycles of over- or under-performing the stock market in general.
Sustainability Investing – Applying sustainability criteria to the sub-adviser’s investment analysis for the portfolio may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the portfolio may forgo some investment opportunities available to funds that do not apply sustainability investing principals or that apply different sustainability criteria. Applying sustainability criteria may impact the portfolio’s exposure to risks associated with certain issuers, asset classes, industries and sectors, which may impact the portfolio’s investment performance. The relevance and weightings of sustainability criteria to the sub-adviser’s investment process may vary significantly across issuers, asset classes, industries and sectors. Securities of companies meeting the sub-adviser’s sustainability criteria at the time of investment may shift into and out of favor depending on market and economic conditions, and a company’s sustainability practices, or the sub-adviser’s assessment of such practices, may change over time. The portfolio’s performance may at times be better or worse than the performance of similar funds that do not utilize sustainability investing principals or that apply different sustainability criteria. “Sustainability” is not a uniformly defined characteristic and applying sustainability criteria involves subjective assessments. There may be significant differences in views in what constitutes positive or negative sustainability characteristics of a company. The sub-adviser’s sustainability assessment of a company may differ from that of other funds or investors. The portfolio’s investments may include securities of issuers that derive revenue from non-sustainable activities. Sustainability ratings and assessments of issuers can vary across third party data providers, and sustainability data may be incomplete, delayed, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability characteristics. Data inputs may include information self-reported by companies or from third party data providers. Regulation of sustainability investing in the U.S. and abroad is evolving. Regulatory change regarding the definition and/or use of sustainability criteria could have a material adverse effect on the portfolio’s ability to invest in accordance with its sustainability strategy.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time.
Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. In addition, depositary receipts expose the portfolio to risk associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depositary bank and to the sponsors and other parties with whom the depositary bank establishes the programs. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated,

less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Large Capitalization Companies – The portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Prior to December 1, 2020, the portfolio was named Transamerica Barrow Hanley Dividend Focused VP, had a different sub-adviser and used different investment strategies. The performance set forth from May 1, 2013 to that date is attributable to that previous sub-adviser.
Prior to May 1, 2013, the portfolio was named Transamerica BlackRock Large Cap Value VP, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	12/31/2020	15.41%
Worst Quarter:	3/31/2020	-29.69%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-11.63%	1.91%	7.55%	5/1/1996
Service Class	-11.84%	1.66%	7.29%	5/1/2003
Russell 1000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	-7.54%	6.67%	10.29%
1
“Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon Asset Management UK plc Portfolio Managers:
Mark Peden, CFA	Portfolio Manager	since December 2020
Robin Black	Portfolio Manager	since December 2020
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Aegon U.S. Government Securities VP

Investment Objective: Seeks to provide as high a level of total return as is consistent with prudent investment strategies.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.55%	0.55%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.04%	0.04%
Total annual fund operating expenses	0.59%	0.84%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$60	$189	$329	$738
Service Class	$86	$268	$466	$1,037
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 9% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government debt obligations, or obligations guaranteed by U.S. government agencies or government sponsored entities and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. These securities may include:
•
U.S. Treasury obligations
•
Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities, including inflation-protected bonds. Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise
•
Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Freddie Mac or Fannie Mae
•
Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities
The weighted average duration of the portfolio will generally range from four to eight years.
The portfolio may invest up to 20% of its net assets in investment grade corporate bonds, short-term corporate debt securities, asset-backed securities, commercial mortgage-backed securities, mortgage-backed securities not guaranteed by the U.S. government, zero coupon bonds, “interest only” or “principal only” securities, high yield debt securities, debt securities of foreign corporate or sovereign issuers in developed countries, and obligations of U.S. banks and foreign banks denominated in U.S. dollars or other currencies. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the portfolio’s sub-adviser.
The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In managing the portfolio’s assets, the sub-adviser uses a combination of global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of government debt and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that the sub-adviser believes affect the movement of markets and securities prices worldwide. This information helps to inform the sub-adviser’s decisions regarding the portfolio’s duration, yield-curve positioning and level of exposure to various asset classes. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, cash flows, capital structure and, as applicable, collateral.
The portfolio may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes. The use of derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price and because the portfolio’s use of derivative instruments may result in its exposure exceeding 100% of portfolio value. The portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin for the portfolio’s obligations under derivatives transactions.
The portfolio may purchase securities on a when-issued, delayed delivery, to be announced or forward commitment basis. The portfolio may also invest in dollar rolls.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the portfolio. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.

Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the portfolio may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the portfolio to further losses.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the portfolio sells securities becomes insolvent, the portfolio’s ability to purchase or repurchase securities may be restricted.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Bank Obligations – Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make, affect the interest rates and fees they charge and reduce bank profitability.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Hedging – The portfolio may buy and sell futures contracts, put and call options, forward contracts and other instruments as a hedge. The portfolio’s hedging strategies may not work as intended, and the portfolio may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the portfolio.
Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
LIBOR – Many financial instruments, financings or other transactions to which the portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the portfolio, issuers of instruments in which the portfolio invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the portfolio or the portfolio’s investments cannot yet be determined.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a portfolio prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a portfolio could adversely affect the marketability of such securities and a portfolio might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a portfolio’s overall liquidity and performance. Restricted securities may not be listed on an exchange and may have no active trading market. A portfolio may incur additional expense when disposing of restricted securities. Restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the portfolio.
Repurchase Agreements – In a repurchase agreement, the portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Zero Coupon Bonds – Zero coupon bonds pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	3/31/2020	6.50%
Worst Quarter:	3/31/2022	-5.68%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-13.03%	-0.23%	0.42%	5/13/1994
Service Class	-13.30%	-0.47%	0.17%	5/1/2003
Bloomberg Government Index (reflects no deduction for fees, expenses or taxes)	-12.32%	-0.06%	0.60%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Tyler A. Knight, CFA	Portfolio Manager	since May 2014
Calvin W. Norris, CFA	Portfolio Manager	since May 2014
Sivakumar N. Rajan	Portfolio Manager	since April 2021
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica American Funds Managed Risk VP

Investment Objective: Seeks to provide total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.53%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.03%
Acquired fund fees and expenses[1]	0.28%
Total annual fund operating expenses	1.09%
1
Acquired fund fees and expenses reflect the portfolio’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the portfolio’s prospectus.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Service Class	$111	$347	$601	$1,329
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 0% of the average value of its portfolio. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the portfolio’s turnover rate.
Principal Investment Strategies: The portfolio is a fund of funds. The portfolio’s sub-adviser, Milliman Financial Risk Management LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in the American Funds Insurance Series Asset Allocation FundSM (the “Underlying Portfolio”). The portfolio employs a risk management strategy in an effort to manage return volatility.
The investment objective of the Underlying Portfolio is to seek to provide investors with high total return (including income and capital gains) consistent with the preservation of capital over the long term. In seeking to pursue its investment objective, the Underlying Portfolio varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the Underlying Portfolio’s investment adviser, Capital Research and Management CompanySM, expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments. As of December 31, 2022, the Underlying Portfolio was approximately 68% invested in equity securities, 27% invested in debt securities and 5% invested in cash and cash equivalent securities. The proportion of equities, debt and money market securities held by the Underlying Portfolio varies with market conditions and its investment adviser’s assessment of their relative attractiveness as investment opportunities. The primary benchmark of the Underlying Portfolio is the S&P 500® Index.
The Underlying Portfolio invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). Although the Underlying Portfolio focuses on investments in medium to larger capitalization companies, the Underlying Portfolio’s investments are not limited to a particular capitalization size. The Underlying Portfolio may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States. In addition, the Underlying Portfolio may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the Underlying Portfolio’s investment adviser or unrated but determined to be of equivalent quality by the Underlying Portfolio’s investment adviser). Such securities are sometimes referred to as “junk bonds.” The Underlying Portfolio’s investment adviser uses a system of multiple portfolio managers in managing the Underlying Portfolio’s assets. Under this approach, the portfolio of the Underlying Portfolio is divided into segments managed by individual managers who decide how their respective segments will be invested.
The Underlying Portfolio relies on the professional judgment of its investment adviser to make decisions about the Underlying Portfolio’s portfolio investments. The basic investment philosophy of the Underlying Portfolio’s investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. The Underlying Portfolio’s investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the Underlying Portfolio’s investment adviser believes that they no longer represent relatively attractive investment opportunities.
The portfolio seeks to manage return volatility by employing a managed risk strategy. The portfolio’s managed risk strategy seeks to stabilize the volatility of the portfolio around a target volatility level. The sub-adviser may use derivative instruments to accomplish this goal, which may include: equity futures contracts, treasury futures contracts, currency futures contracts, and other derivative instruments judged by the sub-adviser to be necessary to achieve the goals of the managed risk strategy. The sub-adviser may also buy or sell derivative instruments based on one or more market indices in an attempt to maintain the portfolio’s volatility at the targeted level in an environment in which the sub-adviser expects market volatility to decrease or increase, respectively. The sub-adviser selects individual derivative instruments that it believes will have prices that are highly correlated to the Underlying Portfolio’s positions. The sub-adviser adjusts derivative instruments to manage overall net portfolio risk exposure, in an attempt to stabilize the volatility of the portfolio around a predetermined target level and reduce the potential for portfolio losses during periods of significant market declines. The sub-adviser seeks to monitor and forecast volatility in the markets using a proprietary model, and adjust the portfolio’s derivative instruments accordingly. In addition, the sub-adviser will monitor liquidity levels of relevant derivative instruments and transparency provided by exchanges or the counterparties in derivatives transactions.
The sub-adviser adjusts derivatives positions to manage overall net portfolio risk exposure. The sub-adviser may, during periods of rising security prices, implement strategies in an attempt to preserve gains on the portfolio’s positions. The sub-adviser may, during periods of falling security prices, implement additional strategies in an effort to reduce losses in adverse market conditions. In these situations, the sub-adviser’s activity could significantly reduce the portfolio’s net economic exposure to equity securities. Following market declines, a downside rebalancing strategy may be used to decrease the amount of derivative instruments used to hedge the portfolio. The sub-adviser also adjusts derivative instruments to realign individual positions when the portfolio's asset allocation profile is rebalanced. The target volatility level will be set from time to time by the investment adviser and sub-adviser and may be adjusted if deemed advisable in the judgment of the investment adviser and sub-adviser.
Depending on market conditions, scenarios may occur where the portfolio has no positions in any derivative instruments.
The portfolio is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in the Underlying Portfolio, is subject to the risks of the Underlying Portfolio. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio (either directly or through its investments in the Underlying Portfolio). An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Managed Risk Strategy – The portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the portfolio’s ability to participate in up markets, may cause the portfolio to underperform its benchmark in up markets, may increase transaction costs at the portfolio and/or underlying portfolio level and may result in substantial losses if it does not work as intended. For example, if the portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the portfolio’s equity exposure, causing the portfolio to forgo gains from the market rebound. Managing the portfolio pursuant to the strategy may result in the portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Asset Allocation – The portfolio’s investment performance is significantly impacted by the Underlying Portfolio’s asset allocation and reallocation from time to time. These actions may be unsuccessful in maximizing return and/or avoiding investment losses.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Underlying Portfolio – Because the portfolio invests its assets in the Underlying Portfolio, its ability to achieve its investment objective depends largely on the performance of the Underlying Portfolio in which it invests. The Underlying Portfolio in which the portfolio may invest has its own investment risks, and those risks can affect the value of the Underlying Portfolio’s shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of the Underlying Portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the Underlying Portfolio in which it invests.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the

Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Non-Diversification – As a “non-diversified” portfolio, the portfolio may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the portfolio more susceptible to negative events affecting those issuers.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
CFTC Regulation – The Investment Manager has registered as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment manager to the portfolio. The Investment Manager is therefore subject to dual regulation by the SEC and the Commodity Futures Trading Commission (“CFTC”), and is a member of the National Futures Association and is also subject to its rules. Regulation of commodity investing continues to change, and additional compliance and other expenses may be incurred.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time.
Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument. Certain countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and may be characterized by a lack of available currency hedging instruments.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Hedging – The portfolio may buy and sell futures contracts, put and call options, forward contracts and other instruments as a hedge. The portfolio’s hedging strategies may not work as intended, and the portfolio may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the portfolio.
Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Large Capitalization Companies – The portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although many money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in such money market funds. Certain other money market funds float their net asset value.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.

Annual Total Returns (calendar year ended December 31) - Service Class

	Quarter Ended	Return
Best Quarter:	12/31/2020	7.40%
Worst Quarter:	3/31/2020	-10.24%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	Since Inception	Inception Date
Service Class	-11.42%	2.99%	4.09%	5/1/2015
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	10.35%
Transamerica American Funds Managed Risk VP Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes)	-15.79%	5.96%	6.70%
1
The Transamerica American Funds Managed Risk VP Blended Benchmark consists of the following: S&P 500® Index, 60%; and Bloomberg US Aggregate Bond Index, 40%.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Milliman Financial Risk Management LLC Portfolio Managers:
Adam Schenck, CFA	Portfolio Manager	since June 2015
Maria Schiopu, CFA	Portfolio Manager	since May 2018
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica BlackRock Government Money Market VP

Investment Objective: Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.24%	0.24%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.04%	0.04%
Total annual fund operating expenses[1]	0.28%	0.53%
1
Contractual arrangements have been made with the portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2024 to waive fees and/or reimburse portfolio expenses to the extent that total annual fund operating expenses exceed 0.38% for Initial Class shares and 0.63% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. These arrangements cannot be terminated prior to May 1, 2024 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount contractually waived and/or reimbursed that would result, on any particular business day of the portfolio, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition to the contractual expense limitation arrangements, TAM or its affiliates may voluntarily waive fees and/or reimburse expenses of one or more classes of the portfolio in an effort to prevent the class’s yield from falling below zero. Any such waiver and/or expense reimbursement may be discontinued or modified at any time. Such waivers or reimbursements, if any, are not reflected in the fee table. Any amounts so waived or reimbursed are subject to recapture by TAM in certain circumstances. Please see the “Expense Limitation” section of the SAI for more details.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$29	$90	$157	$356
Service Class	$54	$170	$296	$665
Principal Investment Strategies: The portfolio is a government money market fund. The portfolio seeks to maintain a stable net asset value of $1.00 per share by investing in:
•
high-quality, U.S. dollar-denominated short-term money market securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities;
•
repurchase agreements that are fully collateralized by U.S. government securities or cash; and
•
cash.
The portfolio's sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), invests at least 99.5% of the portfolio's total assets (plus the amount of borrowings, if any, for investment purposes) in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements fully collateralized by such obligations or cash. Under normal circumstances, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements fully collateralized by such obligations.
The portfolio will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the portfolio at least equal in value to the amount of its repurchase obligation. This collateral must consist of U.S. government securities or cash. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the portfolio.
In managing the portfolio's assets, the sub-adviser uses a combination of “top-down” analysis of macroeconomic and interest rate environments and “bottom-up” research of sectors and issuers. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental and technical factors that may affect the movement of markets. In its “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and collateral and covenants to specific markets and individual issuers.
The portfolio invests in securities with a maximum remaining maturity of 397 days or less (with certain exceptions) and maintains a dollar-weighted average fund maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The portfolio may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.

The portfolio invests in accordance with the quality, maturity, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 and other rules of the Securities and Exchange Commission. The portfolio will only purchase securities that present minimal credit risk as determined by the sub-adviser pursuant to guidelines approved by the portfolio's Board of Trustees.
The portfolio may invest in other government money market funds to the extent permitted by law.
If the portfolio takes a temporary defensive position, it will be more difficult for the portfolio to achieve its investment objective. Although the sub-adviser has the ability to take temporary defensive positions, it may choose not to do so for a variety of reasons, including during volatile market conditions.
Principal Risks: You could lose money by investing in the portfolio. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The portfolio’s sponsor has no legal obligation to provide financial support to the portfolio, and you should not expect that the sponsor will provide financial support to the portfolio at any time.
You should be aware that money market funds have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and this could happen again. If a money market fund breaks the buck or if money market funds are perceived to be likely to do so, there could be significant redemptions from money market funds, driving market prices of securities down and making it more difficult for the fund to maintain a $1.00 per share net asset value.
As a government money market fund, the portfolio is not required to impose a fee upon sale of your shares (liquidity fees) or temporarily suspend your ability to sell shares if the portfolio liquidity falls below required minimums (redemption gates), and has no current intention to voluntarily impose such “liquidity fees” or “redemption gates”. However, the Board of Trustees reserves the right to impose liquidity fees and/or redemption gates in the future.
If one or more money market funds were to incur a sizeable loss or impose fees on redemptions or suspend redemptions, there could be significant redemptions from money market funds in general, potentially driving the market prices of money market instruments down and adversely affecting market liquidity.
There is no assurance that the portfolio will meet its investment objective. The portfolio could underperform short-term debt instruments, other money market funds or similar investments, or you could lose money. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio.
Market – General market conditions, overall economic trends or events, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, lack of liquidity or other disruptions in the bond markets, or other adverse market events and conditions could cause the value of your investment in the portfolio, or its yield, to decline. While the portfolio seeks to maintain a $1.00 share price, when market prices fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Government Money Market Fund – The portfolio operates as a “government” money market portfolio under applicable federal regulations. The portfolio continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the portfolio will be able to maintain a $1.00 share price. The portfolio does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “redemption gates” on fund redemptions, as permitted under the applicable regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the portfolio to impose such fees and gates in the future.
Repurchase Agreements – In a repurchase agreement, the portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Interest Rate – The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rates. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the portfolio.

U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Credit – An issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio may be unable or unwilling to meet its financial obligations or may be perceived (whether by market participants, ratings agencies or otherwise) to be less creditworthy, or the value of assets underlying a security may decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry or sector, or about the economy or interest rates, may be incorrect. The portfolio is also subject to the risk of imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the sub-adviser’s investment style fails to produce the desired results. Any of these things could cause the portfolio to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Redemption – The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio. In addition, the portfolio may suspend redemptions when permitted by applicable regulations.
Underlying Government Money Market Funds – The portfolio may invest in other government money market funds. Each of the underlying government money market funds in which the portfolio may invest has its own investment risks. There can be no assurance that the investment objective of any underlying government money market fund will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying government money market funds in which it invests.
Yield – The amount of income received by the portfolio will go up or down depending on day-to-day variations in short-term interest rates, and the portfolio’s expenses could absorb all or a significant portion of the portfolio’s income. If interest rates increase, the portfolio’s yield may not increase proportionately.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows the portfolio’s average annual total returns for different periods.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
The portfolio’s performance reflects the effect of contractual and voluntary fee waivers and/or expense reimbursements by TAM and amounts recaptured by TAM under such arrangements.
Prior to November 1, 2018, the portfolio was named Transamerica Aegon Government Money Market VP, had a different sub-adviser, and used different investment strategies. The performance set forth prior to that date is attributable to a previous sub-adviser.
Prior to May 1, 2016, the portfolio operated as a “prime” money market portfolio and invested in certain types of securities that the portfolio is no longer permitted to hold. Consequently, the performance information below might have been different if the current investment limitations had been in effect prior to the conversion to a government money market portfolio. Performance shown for periods prior to May 1, 2016 reflects the portfolio's former investment strategy.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	12/31/2022	0.81%
Worst Quarter:	3/31/2017	0.00%

7-DAY YIELD (as of December 31, 2022)
Initial Class = 0%
Service Class = 0%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	1.39%	1.07%	0.53%	10/2/1986
Service Class	1.39%	0.82%	0.41%	5/1/2003
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: BlackRock Investment Management, LLC
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica BlackRock iShares Active Asset Allocation – Conservative VP

Investment Objective: Seeks current income and preservation of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.50%	0.50%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.04%	0.04%
Acquired fund fees and expenses[1]	0.12%	0.12%
Total annual fund operating expenses	0.66%	0.91%
Fee waiver and/or expense reimbursement[2]	0.05%	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.61%	0.86%
1
Acquired fund fees and expenses reflect the portfolio’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the portfolio’s prospectus.
2
The portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by BlackRock Investment Management, LLC (“BlackRock”), the portfolio's sub-adviser. BlackRock has voluntarily agreed to waive its sub-advisory fees for so long as BlackRock is the sub-adviser to the portfolio and the portfolio invests all or substantially all of its assets in underlying exchange-traded funds sponsored or advised by BlackRock or its affilitates. Amounts shown as waived by TAM under this contractual arrangement are not subject to recapture by TAM.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. The Example reflects applicable waivers and/or reimbursements for the duration of such arrangement(s). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$62	$206	$363	$818
Service Class	$88	$285	$499	$1,115
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 145% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange-traded funds (“ETFs”) advised by an affiliate of the sub-adviser.
The portfolio’s target allocation for long-term investments (the “Strategic Asset Allocation”) is approximately 35% in equity ETFs and approximately 65% in fixed-income ETFs that are not money market funds (“fixed-income ETFs”). The portfolio’s sub-adviser may periodically adjust the portfolio’s asset class allocations in accordance with its investment process and in an effort to appropriately position the portfolio to changing market environments. The sub-adviser may also allow the relative weighting of the portfolio’s investments within asset classes to vary from its Strategic Asset Allocation in response to market conditions, and may from time to time make tactical increases or decreases to the portfolio’s investment in a particular asset class beyond the Strategic Asset Allocation based on a broad range of market and economic trends and quantitative factors, such as market pricing and economic growth, inflation and policy data.
The portfolio’s equity exposure will generally range from 20% to 50% of its net assets under periods of normal market conditions.
The sub-adviser will seek to manage the portfolio’s volatility in an effort to stabilize performance. The sub-adviser will monitor the expected volatility of the portfolio on a daily basis. The sub-adviser will apply a volatility control framework that may cause the sub-adviser to respond to periods of higher than expected volatility by deviating from the Strategic Asset Allocation, allocating away from riskier asset classes such as equities, and increasing the portfolio’s exposure to cash and defensive assets in order to attempt to reduce volatility within the portfolio. Under this framework, if the sub-adviser’s risk forecast exceeds the portfolio’s volatility ceiling of 7%, the sub-adviser will normally allocate the portfolio’s assets away from riskier asset classes and to defensive assets in an effort to remain at or below the volatility ceiling. The sub-adviser expects to allocate back to riskier assets away from defensive assets as volatility normalizes. The strategy is intended to result in lower volatility of the portfolio’s net asset value under negative market conditions.

The underlying ETFs have a variety of investment focuses. The underlying equity ETFs include ETFs that are based on large cap U.S. equity, small cap U.S. equity and international equity (including emerging markets) indexes. The underlying fixed-income ETFs include ETFs that are based on broad, short, intermediate and long-term fixed-income indexes, as well as high yield (commonly known as “junk bonds”) and floating rate bond indexes. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
The portfolio’s net asset value will fluctuate, and the fluctuations may be sizable.
The portfolio may also invest in short-term defensive instruments (including Treasury bills, repurchase agreements, money market funds and cash).
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Asset Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying ETFs may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect. The available underlying ETFs selected by the sub-adviser may underperform the market or similar portfolios.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Underlying Exchange-Traded Funds – Because the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’

shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Managed Risk Strategy – The portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the portfolio’s ability to participate in up markets, may cause the portfolio to underperform its benchmark in up markets, may increase transaction costs at the portfolio and/or underlying ETF level and may result in substantial losses if it does not work as intended. For example, if the portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the portfolio’s equity exposure, causing the portfolio to forgo gains from the market rebound. Managing the portfolio pursuant to the strategy may result in the portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Tactical and Strategic Asset Allocation – The portfolio’s tactical asset allocation strategy involves making short-term adjustments to the portfolio’s asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. The portfolio’s strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which may result in higher transaction costs. These strategies may not work as intended. The portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Allocation  Conflicts – The sub-adviser is subject to conflicts of interest in the selection and allocation of the portfolio’s assets among underlying ETFs. An affiliate of the sub-adviser serves as adviser to the underlying ETFs in which the portfolio invests. The sub-adviser and/or its affiliates will receive more revenue when the sub-adviser selects an underlying ETF advised by its affiliate for inclusion in the portfolio.
Asset Class Variation – The underlying ETFs invest principally in the securities constituting their asset class (i.e., equity or fixed-income) or underlying index components. However, an underlying ETF may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying ETFs at any given time, and the percentage of the portfolio's assets invested in various underlying ETFs, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class, and this in turn may adversely affect the portfolio's performance.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the portfolio.
Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Large Capitalization Companies – The portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Repurchase Agreements – In a repurchase agreement, the portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
Prior to November 1, 2021, the portfolio was named Transamerica QS Investors Active Asset Allocation – Conservative VP, had a different sub-adviser and used different investment strategies. The performance set forth from July 1, 2015 to October 31, 2021 is attributable to that previous sub-adviser.
Prior to July 1, 2015, the portfolio was named Transamerica Aegon Active Asset Allocation - Conservative VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	7.25%
Worst Quarter:	6/30/2022	-7.68%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-15.06%	0.89%	2.77%	5/1/2011
Service Class	-15.29%	0.63%	2.51%	5/1/2011
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Russell 3000® Index[1] (reflects no deduction for fees, expenses or taxes)	-19.21%	8.79%	12.13%
Transamerica BlackRock iShares Active Asset Allocation – Conservative VP Blended Benchmark[2] (reflects no deduction for fees, expenses or taxes)	-14.49%	2.74%	4.36%
1
“Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
2
The Transamerica BlackRock iShares Active Asset Allocation – Conservative VP Blended Benchmark consists of the following: S&P 500® Index, 20%; MSCI EAFE Index, 11%; Russell 2000® Index1, 4%; Bloomberg US Aggregate Bond Index, 47%; and Bloomberg U.S. 7-10 Year Treasury Index, 18%. Prior to November 1, 2021, the Blended Benchmark consisted of the following: Bloomberg US Aggregate Bond Index, 65%; Russell 3000® Index1, 25%; and FTSE All-World Index ex-U.S., 10%.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: BlackRock Investment Management, LLC Portfolio Managers:
Philip Green	Portfolio Manager	since November 2021
Michael Pensky, CFA	Portfolio Manager	since November 2021
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

Investment Objective: Seeks capital appreciation with current income as a secondary objective.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.50%	0.50%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses[1]	0.16%	0.16%
Total annual fund operating expenses	0.69%	0.94%
Fee waiver and/or expense reimbursement[2]	0.05%	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.64%	0.89%
1
Acquired fund fees and expenses reflect the portfolio’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the portfolio’s prospectus.
2
The portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by BlackRock Investment Management, LLC (“BlackRock”), the portfolio's sub-adviser. BlackRock has voluntarily agreed to waive its sub-advisory fees for so long as BlackRock is the sub-adviser to the portfolio and the portfolio invests all or substantially all of its assets in underlying exchange-traded funds sponsored or advised by BlackRock or its affilitates. Amounts shown as waived by TAM under this contractual arrangement are not subject to recapture by TAM.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. The Example reflects applicable waivers and/or reimbursements for the duration of such arrangement(s). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$65	$216	$379	$854
Service Class	$91	$295	$515	$1,150
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 309% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange-traded funds (“ETFs”) advised by an affiliate of the sub-adviser.
The portfolio’s target allocation for long-term investments (the “Strategic Asset Allocation”) is approximately 70% in equity ETFs and approximately 30% in fixed-income ETFs that are not money market funds (“fixed-income ETFs”). The portfolio’s sub-adviser may periodically adjust the portfolio’s asset class allocations in accordance with its investment process and in an effort to appropriately position the portfolio to changing market environments. The sub-adviser may also allow the relative weighting of the portfolio’s investments within asset classes to vary from its Strategic Asset Allocation in response to market conditions, and may from time to time make tactical increases or decreases to the portfolio’s investment in a particular asset class beyond the Strategic Asset Allocation based on a broad range of market and economic trends and quantitative factors, such as market pricing and economic growth, inflation and policy data.
The portfolio’s equity exposure will generally range from 30% to 95% of its net assets under periods of normal market conditions.
The sub-adviser will seek to manage the portfolio’s volatility in an effort to stabilize performance. The sub-adviser will monitor the expected volatility of the portfolio on a daily basis. The sub-adviser will apply a volatility control framework that may cause the sub-adviser to respond to periods of higher than expected volatility by deviating from the Strategic Asset Allocation, allocating away from riskier asset classes such as equities, and increasing the portfolio’s exposure to cash and defensive assets in order to attempt to reduce volatility within the portfolio. Under this framework, if the sub-adviser’s risk forecast exceeds the portfolio’s volatility ceiling of 14%, the sub-adviser will normally allocate the portfolio’s assets away from riskier asset classes and to defensive assets in an effort to remain at or below the volatility ceiling. The sub-adviser expects to allocate back to riskier assets away from defensive assets as volatility normalizes. The strategy is intended to result in lower volatility of the portfolio’s net asset value under negative market conditions.

The underlying ETFs have a variety of investment focuses. The underlying equity ETFs include ETFs that are based on large cap U.S. equity, small cap U.S. equity and international equity (including emerging markets) indexes. The underlying fixed-income ETFs include ETFs that are based on broad, short, intermediate and long-term fixed-income indexes, as well as high yield (commonly known as “junk bonds”) and floating rate bond indexes. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
The portfolio’s net asset value will fluctuate, and the fluctuations may be sizable.
The portfolio may also invest in short-term defensive instruments (including Treasury bills, repurchase agreements, money market funds and cash).
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Asset Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying ETFs may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect. The available underlying ETFs selected by the sub-adviser may underperform the market or similar portfolios.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Underlying Exchange-Traded Funds – Because the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’

shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Managed Risk Strategy – The portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the portfolio’s ability to participate in up markets, may cause the portfolio to underperform its benchmark in up markets, may increase transaction costs at the portfolio and/or underlying ETF level and may result in substantial losses if it does not work as intended. For example, if the portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the portfolio’s equity exposure, causing the portfolio to forgo gains from the market rebound. Managing the portfolio pursuant to the strategy may result in the portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Tactical and Strategic Asset Allocation – The portfolio’s tactical asset allocation strategy involves making short-term adjustments to the portfolio’s asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. The portfolio’s strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which may result in higher transaction costs. These strategies may not work as intended. The portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Allocation  Conflicts – The sub-adviser is subject to conflicts of interest in the selection and allocation of the portfolio’s assets among underlying ETFs. An affiliate of the sub-adviser serves as adviser to the underlying ETFs in which the portfolio invests. The sub-adviser and/or its affiliates will receive more revenue when the sub-adviser selects an underlying ETF advised by its affiliate for inclusion in the portfolio.
Asset Class Variation – The underlying ETFs invest principally in the securities constituting their asset class (i.e., equity or fixed-income) or underlying index components. However, an underlying ETF may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying ETFs at any given time, and the percentage of the portfolio's assets invested in various underlying ETFs, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class, and this in turn may adversely affect the portfolio's performance.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the portfolio.
Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Large Capitalization Companies – The portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Repurchase Agreements – In a repurchase agreement, the portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
Prior to November 1, 2021, the portfolio was named Transamerica QS Investors Active Asset Allocation – Moderate Growth VP, had a different sub-adviser and used different investment strategies. The performance set forth from July 1, 2015 to October 31, 2021 is attributable to that previous sub-adviser.
Prior to July 1, 2015, the portfolio was named Transamerica Aegon Active Asset Allocation - Moderate Growth VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	7.80%
Worst Quarter:	3/31/2020	-15.60%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-18.16%	-1.81%	2.46%	5/1/2011
Service Class	-18.31%	-2.05%	2.20%	5/1/2011
Russell 3000® Index[1] (reflects no deduction for fees, expenses or taxes)	-19.21%	8.79%	12.13%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP Blended Benchmark[2] (reflects no deduction for fees, expenses or taxes)	-15.82%	5.16%	7.48%
1
“Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
2
The Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP Blended Benchmark consists of the following: S&P 500® Index, 43%; MSCI EAFE Index, 20%; Russell 2000® Index1, 7%; Bloomberg US Aggregate Bond Index, 20%; and Bloomberg U.S. 7-10 Year Treasury Index, 10%. Prior to November 1, 2021, the Blended Benchmark consisted of the following: Russell 3000® Index1, 49%; Bloomberg US Aggregate Bond Index, 30%; and FTSE All-World Index ex-U.S., 21%.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: BlackRock Investment Management, LLC Portfolio Managers:
Philip Green	Portfolio Manager	since November 2021
Michael Pensky, CFA	Portfolio Manager	since November 2021
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

Investment Objective: Seeks capital appreciation and current income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.49%	0.49%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses[1]	0.15%	0.15%
Total annual fund operating expenses	0.67%	0.92%
Fee waiver and/or expense reimbursement[2]	0.05%	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.62%	0.87%
1
Acquired fund fees and expenses reflect the portfolio’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the portfolio’s prospectus.
2
The portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by BlackRock Investment Management, LLC (“BlackRock”), the portfolio's sub-adviser. BlackRock has voluntarily agreed to waive its sub-advisory fees for so long as BlackRock is the sub-adviser to the portfolio and the portfolio invests all or substantially all of its assets in underlying exchange-traded funds sponsored or advised by BlackRock or its affilitates. Amounts shown as waived by TAM under this contractual arrangement are not subject to recapture by TAM.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. The Example reflects applicable waivers and/or reimbursements for the duration of such arrangement(s). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$63	$209	$368	$830
Service Class	$89	$288	$504	$1,127
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 245% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange-traded funds (“ETFs”) advised by an affiliate of the sub-adviser.
The portfolio’s target allocation for long-term investments (the “Strategic Asset Allocation”) is approximately 50% in equity ETFs and approximately 50% in fixed-income ETFs that are not money market funds (“fixed-income ETFs”). The portfolio’s sub-adviser may periodically adjust the portfolio’s asset class allocations in accordance with its investment process and in an effort to appropriately position the portfolio to changing market environments. The sub-adviser may also allow the relative weighting of the portfolio’s investments within asset classes to vary from its Strategic Asset Allocation in response to market conditions, and may from time to time make tactical increases or decreases to the portfolio’s investment in a particular asset class beyond the Strategic Asset Allocation based on a broad range of market and economic trends and quantitative factors, such as market pricing and economic growth, inflation and policy data.
The portfolio’s equity exposure will generally range from 25% to 70% of its net assets under periods of normal market conditions.
The sub-adviser will seek to manage the portfolio’s volatility in an effort to stabilize performance. The sub-adviser will monitor the expected volatility of the portfolio on a daily basis. The sub-adviser will apply a volatility control framework that may cause the sub-adviser to respond to periods of higher than expected volatility by deviating from the Strategic Asset Allocation, allocating away from riskier asset classes such as equities, and increasing the portfolio’s exposure to cash and defensive assets in order to attempt to reduce volatility within the portfolio. Under this framework, if the sub-adviser’s risk forecast exceeds the portfolio’s volatility ceiling of 10%, the sub-adviser will normally allocate the portfolio’s assets away from riskier asset classes and to defensive assets in an effort to remain at or below the volatility ceiling. The sub-adviser expects to allocate back to riskier assets away from defensive assets as volatility normalizes. The strategy is intended to result in lower volatility of the portfolio’s net asset value under negative market conditions.

The underlying ETFs have a variety of investment focuses. The underlying equity ETFs include ETFs that are based on large cap U.S. equity, small cap U.S. equity and international equity (including emerging markets) indexes. The underlying fixed-income ETFs include ETFs that are based on broad, short, intermediate and long-term fixed-income indexes, as well as high yield (commonly known as “junk bonds”) and floating rate bond indexes. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
The portfolio’s net asset value will fluctuate, and the fluctuations may be sizable.
The portfolio may also invest in short-term defensive instruments (including Treasury bills, repurchase agreements, money market funds and cash).
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Asset Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying ETFs may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect. The available underlying ETFs selected by the sub-adviser may underperform the market or similar portfolios.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Underlying Exchange-Traded Funds – Because the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’

shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Managed Risk Strategy – The portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the portfolio’s ability to participate in up markets, may cause the portfolio to underperform its benchmark in up markets, may increase transaction costs at the portfolio and/or underlying ETF level and may result in substantial losses if it does not work as intended. For example, if the portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the portfolio’s equity exposure, causing the portfolio to forgo gains from the market rebound. Managing the portfolio pursuant to the strategy may result in the portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Tactical and Strategic Asset Allocation – The portfolio’s tactical asset allocation strategy involves making short-term adjustments to the portfolio’s asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. The portfolio’s strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which may result in higher transaction costs. These strategies may not work as intended. The portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Allocation  Conflicts – The sub-adviser is subject to conflicts of interest in the selection and allocation of the portfolio’s assets among underlying ETFs. An affiliate of the sub-adviser serves as adviser to the underlying ETFs in which the portfolio invests. The sub-adviser and/or its affiliates will receive more revenue when the sub-adviser selects an underlying ETF advised by its affiliate for inclusion in the portfolio.
Asset Class Variation – The underlying ETFs invest principally in the securities constituting their asset class (i.e., equity or fixed-income) or underlying index components. However, an underlying ETF may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying ETFs at any given time, and the percentage of the portfolio's assets invested in various underlying ETFs, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class, and this in turn may adversely affect the portfolio's performance.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the portfolio.
Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Large Capitalization Companies – The portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Repurchase Agreements – In a repurchase agreement, the portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
Prior to November 1, 2021, the portfolio was named Transamerica QS Investors Active Asset Allocation – Moderate VP, had a different sub-adviser and used different investment strategies. The performance set forth from July 1, 2015 to October 31, 2021 is attributable to that previous sub-adviser.
Prior to July 1, 2015, the portfolio was named Transamerica Aegon Active Asset Allocation - Moderate VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	7.63%
Worst Quarter:	3/31/2020	-11.23%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-16.86%	0.00%	2.78%	5/1/2011
Service Class	-17.14%	-0.26%	2.52%	5/1/2011
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Russell 3000® Index[1] (reflects no deduction for fees, expenses or taxes)	-19.21%	8.79%	12.13%
Transamerica BlackRock iShares Active Asset Allocation – Moderate VP Blended Benchmark[2] (reflects no deduction for fees, expenses or taxes)	-15.02%	3.80%	5.70%
1
“Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
2
The Transamerica BlackRock iShares Active Asset Allocation – Moderate VP Blended Benchmark consists of the following: S&P 500® Index, 30%; MSCI EAFE Index, 15%; Russell 2000® Index1, 5%; Bloomberg US Aggregate Bond Index, 35%; and Bloomberg U.S. 7-10 Year Treasury Index, 15%. Prior to November 1, 2021, the Blended Benchmark consisted of the following: Bloomberg US Aggregate Bond Index, 50%; Russell 3000® Index1, 35%; and FTSE All-World Index ex-U.S., 15%.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: BlackRock Investment Management, LLC Portfolio Managers:
Philip Green	Portfolio Manager	since November 2021
Michael Pensky, CFA	Portfolio Manager	since November 2021
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP

Investment Objective: Seeks capital appreciation and income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.50%	0.50%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.02%[1]	0.02%
Acquired fund fees and expenses[2]	0.13%	0.13%
Total annual fund operating expenses	0.65%	0.90%
Fee waiver and/or expense reimbursement[3]	0.05%	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.60%	0.85%
1
Other expenses for Initial Class shares are based on estimates for the current fiscal year.
2
Acquired fund fees and expenses reflect the portfolio’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the portfolio’s prospectus.
3
The portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by BlackRock Investment Management, LLC (“BlackRock”), the portfolio's sub-adviser. BlackRock has voluntarily agreed to waive its sub-advisory fees for so long as BlackRock is the sub-adviser to the portfolio and the portfolio invests all or substantially all of its assets in underlying exchange-traded funds sponsored or advised by BlackRock or its affilitates. Amounts shown as waived by TAM under this contractual arrangement are not subject to recapture by TAM.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. The Example reflects applicable waivers and/or reimbursements for the duration of such arrangement(s). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$61	$203	$357	$806
Service Class	$87	$282	$494	$1,103
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 227% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange-traded funds (“ETFs”) advised by an affiliate of the sub-adviser.
The portfolio’s target allocation for long-term investments (the “Strategic Asset Allocation”) is approximately 50% in equity ETFs and approximately 50% in fixed-income ETFs that are not money market funds (“fixed-income ETFs”). The portfolio’s sub-adviser may periodically adjust the portfolio’s asset class allocations in accordance with its investment process and in an effort to appropriately position the portfolio to changing market environments. The sub-adviser may also allow the relative weighting of the portfolio’s investments within asset classes to vary from its Strategic Asset Allocation in response to market conditions, and may from time to time make tactical increases or decreases to the portfolio’s investment in a particular asset class beyond the Strategic Asset Allocation based on a broad range of market and economic trends and quantitative factors, such as market pricing and economic growth, inflation and policy data.
The portfolio’s equity exposure will generally range from 2.5% to 50% of its net assets under periods of normal market conditions.
The sub-adviser will seek to manage the portfolio’s volatility in an effort to stabilize performance. The sub-adviser will monitor the expected volatility of the portfolio on a daily basis. The sub-adviser will apply a volatility control framework that may cause the sub-adviser to respond to periods of higher than expected volatility by deviating from the Strategic Asset Allocation, allocating away from riskier asset classes such as equities, and increasing the portfolio’s exposure to cash and defensive assets in order to attempt to reduce volatility within the portfolio. Under this framework, if the sub-adviser’s risk forecast exceeds the portfolio’s volatility ceiling of 9.5%, the sub-adviser will normally allocate the portfolio’s assets away from riskier asset classes and to defensive assets in an effort to remain at or below the volatility ceiling. The sub-adviser expects to allocate back to riskier assets away from defensive assets as volatility normalizes. The strategy is intended to result in lower volatility of the portfolio’s net asset value under negative market conditions.

The underlying ETFs have a variety of investment focuses. The underlying equity ETFs include ETFs that are based on large cap U.S. equity, small cap U.S. equity and international equity (including emerging markets) indexes. The underlying fixed-income ETFs include ETFs that are based on broad, short, intermediate and long-term fixed-income indexes, as well as high yield (commonly known as “junk bonds”) and floating rate bond indexes. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
The portfolio’s net asset value will fluctuate, and the fluctuations may be sizable.
The portfolio may also invest in short-term defensive instruments (including Treasury bills, repurchase agreements, money market funds and cash).
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio (either directly or through its investments in underlying ETFs). Each risk described below may not apply to each underlying ETF and an underlying ETF may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Asset Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying ETFs may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect. The available underlying ETFs selected by the sub-adviser may underperform the market or similar portfolios.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Underlying Exchange-Traded Funds – Because the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’

shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Managed Risk Strategy – The portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the portfolio’s ability to participate in up markets, may cause the portfolio to underperform its benchmark in up markets, may increase transaction costs at the portfolio and/or underlying ETF level and may result in substantial losses if it does not work as intended. For example, if the portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the portfolio’s equity exposure, causing the portfolio to forgo gains from the market rebound. Managing the portfolio pursuant to the strategy may result in the portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Tactical and Strategic Asset Allocation – The portfolio’s tactical asset allocation strategy involves making short-term adjustments to the portfolio’s asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. The portfolio’s strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which may result in higher transaction costs. These strategies may not work as intended. The portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Allocation  Conflicts – The sub-adviser is subject to conflicts of interest in the selection and allocation of the portfolio’s assets among underlying ETFs. An affiliate of the sub-adviser serves as adviser to the underlying ETFs in which the portfolio invests. The sub-adviser and/or its affiliates will receive more revenue when the sub-adviser selects an underlying ETF advised by its affiliate for inclusion in the portfolio.
Asset Class Variation – The underlying portfolios invest principally in the securities constituting their asset class (i.e., equity or fixed-income) or underlying index components. However, an underlying portfolio may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying portfolios at any given time, and the percentage of the portfolio's assets invested in various underlying portfolios, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class, and this in turn may adversely affect the portfolio's performance.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the portfolio.
Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Large Capitalization Companies – The portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Repurchase Agreements – In a repurchase agreement, the portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
Performance information for Initial Class shares will be included after the share class has been in operation for one complete calendar year.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
Prior to November 1, 2021, the portfolio was named Transamerica Legg Mason Dynamic Allocation – Balanced VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Service Class

	Quarter Ended	Return
Best Quarter:	3/31/2019	6.60%
Worst Quarter:	6/30/2022	-9.70%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Service Class	-15.89%	0.49%	2.71%	5/1/2012
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Transamerica BlackRock iShares Dynamic Allocation – Balanced VP Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes)	-15.10%	4.84%	6.79%
1
The Transamerica BlackRock iShares Dynamic Allocation – Balanced VP Blended Benchmark consists of the following: S&P 500® Index, 35%; Bloomberg US Aggregate Bond Index, 25%; Bloomberg U.S. 7-10 Year Treasury Index, 25%; and MSCI EAFE Index, 15%. Prior to November 1, 2021, the Blended Benchmark consisted of the following: S&P 500® Index, 40%; Bloomberg US Aggregate Bond Index, 35%; Bloomberg Long Treasury Index, 15%; MSCI EAFE Index, 5%; and Russell 2000® Index*, 5%.
*
“Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: BlackRock Investment Management, LLC Portfolio Managers:
Philip Green	Portfolio Manager	since November 2021
Michael Pensky, CFA	Portfolio Manager	since November 2021
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
The portfolio does not currently offer Initial class shares.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP

Investment Objective: Seeks capital appreciation and income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.50%	0.50%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%[1]	0.03%
Acquired fund fees and expenses[2]	0.13%	0.13%
Total annual fund operating expenses	0.66%	0.91%
Fee waiver and/or expense reimbursement[3]	0.05%	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.61%	0.86%
1
Other expenses for Initial Class shares are based on estimates for the current fiscal year.
2
Acquired fund fees and expenses reflect the portfolio’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the portfolio’s prospectus.
3
The portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by BlackRock Investment Management, LLC (“BlackRock”), the portfolio's sub-adviser. BlackRock has voluntarily agreed to waive its sub-advisory fees for so long as BlackRock is the sub-adviser to the portfolio and the portfolio invests all or substantially all of its assets in underlying exchange-traded funds sponsored or advised by BlackRock or its affilitates. Amounts shown as waived by TAM under this contractual arrangement are not subject to recapture by TAM.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. The Example reflects applicable waivers and/or reimbursements for the duration of such arrangement(s). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$62	$206	$363	$818
Service Class	$88	$285	$499	$1,115
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 288% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange-traded funds (“ETFs”) advised by an affiliate of the sub-adviser.
The portfolio’s target allocation for long-term investments (the “Strategic Asset Allocation”) is approximately 70% in equity ETFs and approximately 30% in fixed-income ETFs that are not money market funds (“fixed-income ETFs”). The portfolio’s sub-adviser may periodically adjust the portfolio’s asset class allocations in accordance with its investment process and in an effort to appropriately position the portfolio to changing market environments. The sub-adviser may also allow the relative weighting of the portfolio’s investments within asset classes to vary from its Strategic Asset Allocation in response to market conditions, and may from time to time make tactical increases or decreases to the portfolio’s investment in a particular asset class beyond the Strategic Asset Allocation based on a broad range of market and economic trends and quantitative factors, such as market pricing and economic growth, inflation and policy data.
The portfolio’s equity exposure will generally range from 3.5% to 70% of its net assets under periods of normal market conditions.
The sub-adviser will seek to manage the portfolio’s volatility in an effort to stabilize performance. The sub-adviser will monitor the expected volatility of the portfolio on a daily basis. The sub-adviser will apply a volatility control framework that may cause the sub-adviser to respond to periods of higher than expected volatility by deviating from the Strategic Asset Allocation, allocating away from riskier asset classes such as equities, and increasing the portfolio’s exposure to cash and defensive assets in order to attempt to reduce volatility within the portfolio. Under this framework, if the sub-adviser’s risk forecast exceeds the portfolio’s volatility ceiling of 13%, the sub-adviser will normally allocate the portfolio’s assets away from riskier asset classes and to defensive assets in an effort to remain at or below the volatility ceiling. The sub-adviser expects to allocate back to riskier assets away from defensive assets as volatility normalizes. The strategy is intended to result in lower volatility of the portfolio’s net asset value under negative market conditions.

The underlying ETFs have a variety of investment focuses. The underlying equity ETFs include ETFs that are based on large cap U.S. equity, small cap U.S. equity and international equity (including emerging markets) indexes. The underlying fixed-income ETFs include ETFs that are based on broad, short, intermediate and long-term fixed-income indexes, as well as high yield (commonly known as “junk bonds”) and floating rate bond indexes. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
The portfolio’s net asset value will fluctuate, and the fluctuations may be sizable.
The portfolio may also invest in short-term defensive instruments (including Treasury bills, repurchase agreements, money market funds and cash).
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio (either directly or through its investments in underlying ETFs). Each risk described below may not apply to each underlying ETF and an underlying ETF may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Asset Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying ETFs may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect. The available underlying ETFs selected by the sub-adviser may underperform the market or similar portfolios.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Underlying Exchange-Traded Funds – Because the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’

shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Managed Risk Strategy – The portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the portfolio’s ability to participate in up markets, may cause the portfolio to underperform its benchmark in up markets, may increase transaction costs at the portfolio and/or underlying ETF level and may result in substantial losses if it does not work as intended. For example, if the portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the portfolio’s equity exposure, causing the portfolio to forgo gains from the market rebound. Managing the portfolio pursuant to the strategy may result in the portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Tactical and Strategic Asset Allocation – The portfolio’s tactical asset allocation strategy involves making short-term adjustments to the portfolio’s asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. The portfolio’s strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which may result in higher transaction costs. These strategies may not work as intended. The portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Allocation  Conflicts – The sub-adviser is subject to conflicts of interest in the selection and allocation of the portfolio’s assets among underlying ETFs. An affiliate of the sub-adviser serves as adviser to the underlying ETFs in which the portfolio invests. The sub-adviser and/or its affiliates will receive more revenue when the sub-adviser selects an underlying ETF advised by its affiliate for inclusion in the portfolio.
Asset Class Variation – The underlying portfolios invest principally in the securities constituting their asset class (i.e., equity or fixed-income) or underlying index components. However, an underlying portfolio may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying portfolios at any given time, and the percentage of the portfolio's assets invested in various underlying portfolios, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class, and this in turn may adversely affect the portfolio's performance.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the portfolio.
Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Large Capitalization Companies – The portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Repurchase Agreements – In a repurchase agreement, the portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
Performance information for Initial Class shares will be included after the share class has been in operation for one complete calendar year.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
Prior to November 1, 2021, the portfolio was named Transamerica Legg Mason Dynamic Allocation – Growth VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Service Class

	Quarter Ended	Return
Best Quarter:	12/31/2021	6.18%
Worst Quarter:	6/30/2022	-11.84%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Service Class	-16.92%	0.69%	3.48%	5/1/2012
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes)	-15.76%	6.39%	8.79%
1
The Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP Blended Benchmark consists of the following: S&P 500® Index, 50%; Bloomberg US Aggregate Bond Index, 15%; Bloomberg U.S. 7-10 Year Treasury Index, 15%; and MSCI EAFE Index, 20%. Prior to November 1, 2021, the Blended Benchmark consisted of the following: S&P 500® Index, 56%; Bloomberg US Aggregate Bond Index, 21%; Bloomberg Long Treasury Index, 9%; MSCI EAFE Index, 7%; and Russell 2000® Index*, 7%.
*
“Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: BlackRock Investment Management, LLC Portfolio Managers:
Philip Green	Portfolio Manager	since November 2021
Michael Pensky, CFA	Portfolio Manager	since November 2021
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
The portfolio does not currently offer Initial class shares.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica BlackRock iShares Edge 40 VP

Investment Objective: Seeks long-term capital appreciation and capital preservation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.30%	0.30%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.05%	0.05%
Acquired fund fees and expenses[1]	0.09%	0.09%
Total annual fund operating expenses	0.44%	0.69%
Fee waiver and/or expense reimbursement[2]	0.05%	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.39%	0.64%
1
Acquired fund fees and expenses reflect the portfolio’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the portfolio’s prospectus.
2
The portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by BlackRock Investment Management, LLC (“BlackRock”), the portfolio’s sub-adviser. BlackRock has voluntarily agreed to waive its sub-advisory fees for the portfolio for so long as BlackRock is the sub-adviser to the portfolio and the portfolio invests all or substantially all of its assets in underlying exchange-traded funds sponsored or advised by BlackRock or its affiliates. Amounts waived by TAM under this contractual arrangement are not subject to recapture by TAM.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. The Example reflects applicable waivers and/or reimbursements for the duration of such arrangement(s). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$40	$136	$241	$550
Service Class	$65	$216	$379	$854
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 5% of the average value of its portfolio.
Principal Investment Strategies: The portfolio is a fund of funds. Under normal circumstances, the portfolio’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by allocating substantially all of the portfolio’s assets to a mix of exchange traded funds (“ETFs”) advised by an affiliate of the sub-adviser. The portfolio will normally emphasize investments in ETFs that pursue smart beta strategies that are designed to provide consistent exposure to systematic factors such as value, momentum, quality and size. Smart beta strategies focus on one or more of these systematic factors and seek to capture broad, consistent drivers of return which cannot be isolated through traditional index strategies alone.
The portfolio normally targets an allocation of approximately 40% of its net assets to equity ETFs. Generally, the portfolio’s strategic asset allocation over the long term is expected to be as follows: approximately 30% of the portfolio’s net assets in U.S. equity ETFs, approximately 10% of the portfolio’s net assets in international equity ETFs, and approximately 60% of the portfolio’s net assets in fixed-income ETFs. Typically, the portfolio is rebalanced to these strategic targets on a quarterly basis.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio (either directly or through its investments in underlying ETFs). Each risk described below may not apply to each underlying ETF and an underlying ETF may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Asset Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying ETFs may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect. The available underlying ETFs selected by the sub-adviser may underperform the market or similar portfolios.
Underlying Exchange-Traded Funds – Because the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Smart Beta Investing – Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. An underlying ETF pursuing a smart beta strategy may not achieve its objective and may not perform as well as other funds using other asset management strategies.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Allocation  Conflicts – The sub-adviser is subject to conflicts of interest in the selection and allocation of the portfolio’s assets among underlying ETFs. An affiliate of the sub-adviser serves as adviser to the underlying ETFs in which the portfolio invests. The sub-adviser and/or its affiliates will receive more revenue when the sub-adviser selects an underlying ETF advised by its affiliate for inclusion in the portfolio.
Asset Class Variation – The underlying ETFs invest principally in the securities constituting their asset class (i.e., equity or fixed-income) or underlying index components. However, an underlying ETF may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying ETFs at any given time, and the percentage of the portfolio's assets invested in various underlying ETFs, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class, and this in turn may adversely affect the portfolio's performance.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
Prior to November 1, 2018, the portfolio was named Transamerica AB Dynamic Allocation VP, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	8.70%
Worst Quarter:	6/30/2022	-8.43%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-14.24%	1.97%	3.41%	5/1/2002
Service Class	-14.44%	1.73%	3.16%	5/1/2003
Dow Jones Moderately Conservative Portfolio Index (reflects no deduction for fees, expenses or taxes)	-14.42%	1.76%	3.66%
Transamerica BlackRock iShares Edge 40 VP Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes)	-13.46%	3.54%	5.06%
1 The Transamerica BlackRock iShares Edge 40 VP Blended Benchmark consists of the following: 50% Bloomberg US Aggregate Bond Index; 23.5% MSCI USA Diversified Multi-Factor Index; 6.5% MSCI USA Minimum Volatility Index; 10% ICE BofAML US Corporate Index; 7.8% MSCI EAFE Minimum Volatility Index (Net); and 2.2% MSCI EM Minimum Volatility Index (Net). Prior to May 1, 2021, the Blended Benchmark consisted of the following: 30% MSCI USA Index; 10% MSCI All Country World Index ex-US; 50% Bloomberg Barclays US Aggregate Bond Index; and 10% ICE BofAML US Corporate Index.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: BlackRock Investment Management, LLC Portfolio Managers:
Greg Savage	Portfolio Manager	since May 2019
Paul Whitehead	Portfolio Manager	since January 2022
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica BlackRock iShares Edge 50 VP

Investment Objective: Seeks long-term capital appreciation and capital preservation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.30%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.03%
Acquired fund fees and expenses[1]	0.10%
Total annual fund operating expenses	0.68%
Fee waiver and/or expense reimbursement[2]	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.63%
1
Acquired fund fees and expenses reflect the portfolio’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the portfolio’s prospectus.
2
The portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by BlackRock Investment Management, LLC (“BlackRock”), the portfolio’s sub-adviser. BlackRock has voluntarily agreed to waive its sub-advisory fees for the portfolio for so long as BlackRock is the sub-adviser to the portfolio and the portfolio invests all or substantially all of its assets in underlying exchange-traded funds sponsored or advised by BlackRock or its affiliates. Amounts waived by TAM under this contractual arrangement are not subject to recapture by TAM.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. The Example reflects applicable waivers and/or reimbursements for the duration of such arrangement(s). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Service Class	$64	$212	$374	$842
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 7% of the average value of its portfolio.
Principal Investment Strategies: The portfolio is a fund of funds. Under normal circumstances, the portfolio’s sub-adviser, BlackRock Investment Management, LLC, seeks to achieve the portfolio’s objective by allocating substantially all of the portfolio’s assets to a mix of exchange-traded funds (“ETFs”) advised by an affiliate of the sub-adviser. The portfolio will normally emphasize investments in ETFs that pursue smart beta strategies that are designed to provide consistent exposure to systematic factors such as value, momentum, quality and size. Smart beta strategies focus on one or more of these systematic factors and seek to capture broad, consistent drivers of return which cannot be isolated through traditional index strategies alone.
The portfolio normally targets an allocation of approximately 50% of its net assets to equity ETFs. Generally, the portfolio’s strategic asset allocation over the long term is expected to be as follows: approximately 37.5% of the portfolio’s net assets in U.S. equity ETFs, approximately 12.5% of the portfolio’s net assets in international equity ETFs, and approximately 50% of the portfolio’s net assets in fixed-income ETFs. Typically, the portfolio is rebalanced to these strategic targets on a quarterly basis.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio (either directly or through its investments in underlying ETFs). Each risk described below may not apply to each underlying ETF and an underlying ETF may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Asset Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying ETFs may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect. The available underlying ETFs selected by the sub-adviser may underperform the market or similar portfolios.
Underlying Exchange-Traded Funds – Because the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Smart Beta Investing – Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. An underlying ETF pursuing a smart beta strategy may not achieve its objective and may not perform as well as other funds using other asset management strategies.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Allocation  Conflicts – The sub-adviser is subject to conflicts of interest in the selection and allocation of the portfolio’s assets among underlying ETFs. An affiliate of the sub-adviser serves as adviser to the underlying ETFs in which the portfolio invests. The sub-adviser and/or its affiliates will receive more revenue when the sub-adviser selects an underlying ETF advised by its affiliate for inclusion in the portfolio.
Asset Class Variation – The underlying ETFs invest principally in the securities constituting their asset class (i.e., equity or fixed-income) or underlying index components. However, an underlying ETF may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying ETFs at any given time, and the percentage of the portfolio's assets invested in various underlying ETFs, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class, and this in turn may adversely affect the portfolio's performance.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.

Annual Total Returns (calendar years ended December 31) - Service Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	9.31%
Worst Quarter:	6/30/2022	-9.06%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	Since Inception	Inception Date
Service Class	-14.48%	2.70%	4.22%	3/21/2016
Dow Jones Moderate Portfolio Index (reflects no deduction for fees, expenses or taxes)	-14.97%	3.26%	5.40%
Transamerica BlackRock iShares Edge 50 VP Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes)	-13.28%	4.33%	5.74%
1 The Transamerica BlackRock iShares Edge 50 VP Blended Benchmark consists of the following: 50% Bloomberg US Aggregate Bond Index; 29.4% MSCI USA Diversified Multi-Factor Index; 8.6% MSCI USA Minimum Volatility Index; 9.4% MSCI EAFE Minimum Volatility Index (Net); and 2.6% MSCI EM Minimum Volatility Index (Net). Prior to May 1, 2021, the Blended Benchmark consisted of the following: 38% MSCI USA Index; 12% MSCI All Country World Index ex-US; and 50% Bloomberg Barclays US Aggregate Bond Index.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: BlackRock Investment Management, LLC Portfolio Managers:
Greg Savage	Portfolio Manager	since May 2019
Paul Whitehead	Portfolio Manager	since January 2022
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica BlackRock iShares Edge 75 VP

Investment Objective: Seeks long-term capital appreciation with capital preservation as a secondary objective.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.30%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.04%
Acquired fund fees and expenses[1]	0.13%
Total annual fund operating expenses	0.72%
Fee waiver and/or expense reimbursement[2]	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.67%
1
Acquired fund fees and expenses reflect the portfolio’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the portfolio’s prospectus.
2
The portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by BlackRock Investment Management, LLC (“BlackRock”), the portfolio’s sub-adviser. BlackRock has voluntarily agreed to waive its sub-advisory fees for the portfolio for so long as BlackRock is the sub-adviser to the portfolio and the portfolio invests all or substantially all of its assets in underlying exchange-traded funds sponsored or advised by BlackRock or its affiliates. Amounts waived by TAM under this contractual arrangement are not subject to recapture by TAM.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. The Example reflects applicable waivers and/or reimbursements for the duration of such arrangement(s). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Service Class	$68	$225	$396	$890
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 8% of the average value of its portfolio.
Principal Investment Strategies: The portfolio is a fund of funds. Under normal circumstances, the portfolio’s sub-adviser, BlackRock Investment Management, LLC, seeks to achieve the portfolio’s objective by allocating substantially all of the portfolio’s assets to a mix of exchange-traded funds (“ETFs”) advised by an affiliate of the sub-adviser. The portfolio will normally emphasize investments in ETFs that pursue smart beta strategies that are designed to provide consistent exposure to systematic factors such as value, momentum, quality and size. Smart beta strategies focus on one or more of these systematic factors and seek to capture broad, consistent drivers of return which cannot be isolated through traditional index strategies alone.
The portfolio normally targets an allocation of approximately 75% of its net assets to equity ETFs. Generally, the portfolio’s strategic asset allocation over the long term is expected to be as follows: approximately 56.25% of the portfolio’s net assets in U.S. equity ETFs, approximately 18.75% of the portfolio’s net assets in international equity ETFs, and approximately 25% of the portfolio’s net assets in fixed-income ETFs. Typically, the portfolio is rebalanced to these strategic targets on a quarterly basis.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio (either directly or through its investments in underlying ETFs). Each risk described below may not apply to each underlying ETF and an underlying ETF may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Asset Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying ETFs may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect. The available underlying ETFs selected by the sub-adviser may underperform the market or similar portfolios.
Underlying Exchange-Traded Funds – Because the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Smart Beta Investing – Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. An underlying ETF pursuing a smart beta strategy may not achieve its objective and may not perform as well as other funds using other asset management strategies.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Allocation  Conflicts – The sub-adviser is subject to conflicts of interest in the selection and allocation of the portfolio’s assets among underlying ETFs. An affiliate of the sub-adviser serves as adviser to the underlying ETFs in which the portfolio invests. The sub-adviser and/or its affiliates will receive more revenue when the sub-adviser selects an underlying ETF advised by its affiliate for inclusion in the portfolio.
Asset Class Variation – The underlying ETFs invest principally in the securities constituting their asset class (i.e., equity or fixed-income) or underlying index components. However, an underlying ETF may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying ETFs at any given time, and the percentage of the portfolio's assets invested in various underlying ETFs, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class, and this in turn may adversely affect the portfolio's performance.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.

Annual Total Returns (calendar years ended December 31) - Service Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	12.56%
Worst Quarter:	3/31/2020	-14.35%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	Since Inception	Inception Date
Service Class	-15.06%	4.10%	6.07%	3/21/2016
Dow Jones Moderately Aggressive Portfolio Index (reflects no deduction for fees, expenses or taxes)	-15.59%	4.58%	7.30%
Transamerica BlackRock iShares Edge 75 VP Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes)	-13.66%	6.18%	8.13%
1 The Transamerica BlackRock iShares Edge 75 VP Blended Benchmark consists of the following: 25% Bloomberg US Aggregate Bond Index; 44% MSCI USA Diversified Multi-Factor Index; 12% MSCI USA Minimum Volatility Index; 14.8% MSCI EAFE Minimum Volatility Index (Net); and 4.2% MSCI EM Minimum Volatility Index (Net). Prior to May 1, 2021, the Blended Benchmark consisted of the following: 56% MSCI USA Index; 19% MSCI All Country World Index ex-US; and 25% Bloomberg Barclays US Aggregate Bond Index.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: BlackRock Investment Management, LLC Portfolio Managers:
Greg Savage	Portfolio Manager	since May 2019
Paul Whitehead	Portfolio Manager	since January 2022
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica BlackRock iShares Edge 100 VP

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.30%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.06%
Acquired fund fees and expenses[1]	0.17%
Total annual fund operating expenses	0.78%
Fee waiver and/or expense reimbursement[2]	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.73%
1
Acquired fund fees and expenses reflect the portfolio’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the portfolio’s prospectus.
2
The portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by BlackRock Investment Management, LLC (“BlackRock”), the portfolio’s sub-adviser. BlackRock has voluntarily agreed to waive its sub-advisory fees for the portfolio for so long as BlackRock is the sub-adviser to the portfolio and the portfolio invests all or substantially all of its assets in underlying exchange-traded funds sponsored or advised by BlackRock or its affiliates. Amounts waived by TAM under this contractual arrangement are not subject to recapture by TAM.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. The Example reflects applicable waivers and/or reimbursements for the duration of such arrangement(s). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Service Class	$75	$244	$428	$961
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 10% of the average value of its portfolio.
Principal Investment Strategies: The portfolio is a fund of funds. Under normal circumstances, the portfolio’s sub-adviser, BlackRock Investment Management, LLC, seeks to achieve the portfolio’s objective by allocating substantially all of the portfolio’s assets to a mix of exchange-traded funds (“ETFs”) advised by an affiliate of the sub-adviser. The portfolio will normally emphasize investments in ETFs that pursue smart beta strategies that are designed to provide consistent exposure to systematic factors such as value, momentum, quality and size. Smart beta strategies focus on one or more of these systematic factors and seek to capture broad, consistent drivers of return which cannot be isolated through traditional index strategies alone.
The portfolio normally targets an allocation of approximately 100% of its net assets to equity ETFs. Generally, the portfolio’s strategic asset allocation over the long term is expected to be as follows: approximately 75% of the portfolio’s net assets in U.S. equity ETFs and approximately 25% of the portfolio’s net assets in international equity ETFs. Typically, the portfolio is rebalanced to these strategic targets on a quarterly basis. Under normal circumstances, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity ETFs.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio (either directly or through its investments in underlying ETFs). Each risk described below may not apply to each underlying ETF and an underlying ETF may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Asset Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying ETFs may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect. The available underlying ETFs selected by the sub-adviser may underperform the market or similar portfolios.
Underlying Exchange-Traded Funds – Because the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Smart Beta Investing – Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. An underlying ETF pursuing a smart beta strategy may not achieve its objective and may not perform as well as other funds using other asset management strategies.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Allocation  Conflicts – The sub-adviser is subject to conflicts of interest in the selection and allocation of the portfolio’s assets among underlying ETFs. An affiliate of the sub-adviser serves as adviser to the underlying ETFs in which the portfolio invests. The sub-adviser and/or its affiliates will receive more revenue when the sub-adviser selects an underlying ETF advised by its affiliate for inclusion in the portfolio.
Asset Class Variation – The underlying ETFs invest principally in the securities constituting their asset class. However, an underlying ETF may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying ETF at any given time, and the percentage of the portfolio's assets invested in various underlying ETFs, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology.
These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.

Annual Total Returns (calendar years ended December 31) - Service Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	15.76%
Worst Quarter:	3/31/2020	-20.14%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	Since Inception	Inception Date
Service Class	-15.76%	5.26%	8.01%	3/21/2016
MSCI USA Index (reflects no deduction for fees, expenses or taxes)	-19.85%	8.75%	11.08%
Transamerica BlackRock iShares Edge 100 VP Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes)	-14.11%	7.96%	10.49%

1 The Transamerica BlackRock iShares Edge 100 VP Blended Benchmark consists of the following: 58.7% MSCI USA Diversified Multi-Factor Index; 16.3% MSCI USA Minimum Volatility Index; 19.5% MSCI EAFE Minimum Volatility Index (Net); and 5.5% MSCI EM Minimum Volatility Index (Net). Prior to May 1, 2021, the Blended Benchmark consisted of the following: 75% MSCI USA Index; and 25% MSCI All Country World Index ex-US.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: BlackRock Investment Management, LLC Portfolio Managers:
Greg Savage	Portfolio Manager	since May 2019
Paul Whitehead	Portfolio Manager	since January 2022
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica BlackRock Real Estate Securities VP
(formerly, Transamerica BlackRock Global Real Estate Securities VP)

Investment Objective: Seeks to maximize total return.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.74%	0.74%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.04%	0.04%
Total annual fund operating expenses	0.78%	1.03%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$80	$249	$433	$966
Service Class	$105	$328	$569	$1,259
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 62% of the average value of its portfolio.
Principal Investment Strategies: Under normal conditions, the portfolio’s sub-adviser, BlackRock Investment Management, LLC, and the portfolio’s sub-sub-advisers, BlackRock International Limited and BlackRock (Singapore) Limited (collectively, the “sub-adviser”), will invest at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes)
in equity securities of issuers that are principally engaged in the real estate industry. The sub-adviser considers issuers principally engaged in the real estate industry to be companies that derive their intrinsic value from the ownership, operation, development, construction, financing, management, or sale of commercial, industrial or residential real estate and similar activities. These companies may include real estate investment trusts (“REITs”), real estate operating companies whose businesses and services are related to the real estate industry and real estate holding companies. The portfolio may invest in securities of non-U.S. issuers, including issuers located in emerging market or developing countries. The portfolio primarily buys common stock, but also can invest in preferred stock and convertible securities. The portfolio may also invest in securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), non-U.S. dollar denominated securities that are traded on a U.S. exchange and local shares of non-U.S. issuers.
The sub-adviser may engage in frequent and active trading of portfolio investments to achieve the portfolio’s investment objective. The portfolio does not directly invest in real estate.
As a part of its fundamental investment process, the sub-adviser also considers the impact of environmental, social and governance (“ESG”) factors on certain issuers and assesses the materiality of such ESG factors when making related investment decisions for the portfolio. These ESG considerations are incorporated by the sub-adviser when assessing REITs, real estate operating companies, foreign issuers (including emerging markets), and issuers of common stock, preferred stock and contracts for a difference. ESG factors are not the sole considerations when making such investment decisions for the portfolio and the sub-adviser may conclude that other attributes of such issuers outweigh ESG factors. The sub-adviser's evaluation of ESG factors is subjective and may change over time.
The sub-adviser may, when consistent with the portfolio’s investment objective, use futures, options, contracts for difference, forward contracts and/or swaps, including interest rate swaps and credit default swaps (collectively, commonly known as derivatives), for purposes of managing risk or to enhance total return. The portfolio may use foreign exchange swaps, spots and forward contracts to maintain the currency exposure against the benchmark. The portfolio may also use derivatives for leverage.
The portfolio concentrates its investments in securities of issuers in the real estate industry.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the portfolio’s real estate-related investments are concentrated in one geographic area or one property type, the portfolio will also be subject to the risks associated with that one area or property type. The value of the portfolio’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.
U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Industry Concentration – The portfolio concentrates its investments in a specific industry or industries. Concentration in a particular industry heightens the risks associated with that industry. As a result, the portfolio may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than portfolios investing in a broader range of industries.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Convertible Securities – Convertible securities are subject to risks associated with both fixed-income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument. Certain countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and may be characterized by a lack of available currency hedging instruments.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. In addition, depositary receipts expose the portfolio to risk associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depositary bank and to the sponsors and other parties with whom the depositary bank establishes the programs. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Large Capitalization Companies – The portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the portfolio. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed-income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Small Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations – The sub-adviser considers sustainability and/or ESG factors that it deems relevant, along with other factors and analysis, when sub-advising the portfolio. This usage of sustainability and/or ESG factors or criteria is sometimes referred to as “ESG integration.” The sub-adviser may consider sustainability and/or ESG factors on a meaningful portion of the portfolio’s investments. The sub-adviser may give little or no weight to sustainability and/or ESG factors for certain investments, and not every sustainability and/or ESG factor may be identified or evaluated for every investment. Consideration of sustainability and/or ESG factors is not determinative in the sub-adviser’s investment process, and the sub-adviser may conclude that other attributes of an investment outweigh sustainability and/or ESG considerations when making investment decisions. Applying sustainability and/or ESG factors as part of the portfolio’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across investment advisers (including sub-advisers) and third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries and sectors. The application of these factors could negatively impact the portfolio’s performance. Sustainability and ESG information from issuers and from third party data providers may be incomplete, delayed, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability or ESG characteristics. Regulation of sustainability and ESG investing in the U.S. and abroad is evolving. Regulatory changes with respect to ESG integration could impact the sub-adviser’s ability to consider sustainability and/or ESG criteria as part of its investment process.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Prior to May 1, 2023, the portfolio was named Transamerica BlackRock Global Real Estate Securities VP and used different investment strategies. The performance set forth from November 1, 2018 to that date is attributable to those previous investment strategies.
Prior to November 1, 2018, the portfolio was named Transamerica Clarion Global Real Estate Securities VP, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	3/31/2019	15.19%
Worst Quarter:	3/31/2020	-23.13%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-28.19%	0.34%	2.94%	5/1/1998
Service Class	-28.38%	0.08%	2.69%	5/1/2003
S&P Developed Property Net Total Return Index (reflects no deduction for fees, expenses or taxes)	-25.01%	-0.17%	3.38%
Management:
Investment Manager: Transamerica Asset Management, Inc.
Sub-Adviser: BlackRock Investment Management, LLC
Sub-Sub-Adviser: BlackRock International Limited
Sub-Sub-Adviser: BlackRock (Singapore) Limited
Portfolio Managers:

Alastair Gillespie, CFA*	Portfolio Manager	since November 2018
Mark Howard-Johnson, CFA	Portfolio Manager	since November 2018
Raj Rehan, CFA	Portfolio Manager	since May 2023
James Wilkinson	Portfolio Manager	since November 2018
* Mr. Gillespie is an employee of BlackRock Investment Management Australia
(“BIMA”), a foreign affiliate of the sub-adviser. BIMA has entered into a participating affiliate arrangement with the sub-adviser.

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica BlackRock Tactical Allocation VP

Investment Objective: Seeks capital appreciation with current income as a secondary objective.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.13%	0.13%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.02%	0.02%
Acquired fund fees and expenses[1]	0.62%	0.62%
Total annual fund operating expenses	0.77%	1.02%
1
Acquired fund fees and expenses reflect the portfolio’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the portfolio’s prospectus.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$79	$246	$428	$954
Service Class	$104	$325	$563	$1,248
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 42% of the average value of its portfolio.
Principal Investment Strategies: The portfolio is a fund of funds. The portfolio seeks to achieve its objective by investing its assets in a combination of Transamerica funds (the “underlying portfolios”) selected by the portfolio’s sub-adviser.
The portfolio allocates its assets to obtain equity and fixed-income exposure based on the sub-adviser’s proprietary tactical asset allocation model. The portfolio’s target level of equity exposure is determined monthly by the model based on specified market factors — the 10-year swap rate and implied volatility.
Under normal market conditions, the portfolio’s investments in domestic and international equity funds will vary between 40% and 90% of the portfolio’s net assets, with the remaining portion invested in domestic and international fixed-income funds, which may include money market funds. Equity exposure increases with higher 10-year swap rates and lower implied volatility. Equity exposure decreases with lower 10-year swap rates and higher implied volatility.
The portfolio’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), may not vary or override the target level equity exposure regardless of the sub-adviser’s view of the market outlook. Based on the model’s target allocation, the sub-adviser selects among underlying equity and fixed-income portfolios and rebalances the portfolio’s assets among the underlying portfolios to maintain the target weightings. The underlying portfolios may include one or more portfolios sub-advised by the sub-adviser or its affiliates.
The portfolio may also invest directly in securities, including up to 20% of its assets in exchange traded funds (“ETFs”), U.S. government securities, short-term commercial paper, cash and cash equivalents. In addition, the portfolio may invest in equity index futures in an effort to efficiently manage reallocations, minimize disruption to underlying funds and enhance liquidity for the portfolio.
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios. The sub-adviser may change the portfolio's asset allocations (consistent with the model) and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Asset Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The available underlying portfolios selected by the sub-adviser may underperform the market or similar portfolios.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Underlying Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.
Tactical Asset Allocation – Tactical asset allocation is a dynamic investment strategy that actively adjusts a portfolio’s asset allocation. The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Allocation  Conflicts – The sub-adviser is subject to conflicts of interest in the selection and allocation of the portfolio’s assets among underlying portfolios. The sub-adviser serves as sub-adviser to certain underlying portfolios in which the portfolio may invest. The sub-adviser will receive more revenue when it selects an underlying portfolio it sub-advises for inclusion in the portfolio.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the portfolio.
Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Structure  Conflicts – Transamerica Asset Management, Inc. (“TAM”), the portfolio’s investment manager, has established an investment program whereby a substantial portion of the portfolio’s assets are invested in underlying Transamerica funds. TAM does not consider unaffiliated funds as underlying investment options for these assets, even if unaffiliated funds have better investment performance or lower total expenses.
Underlying Exchange-Traded Funds – To the extent the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.

Annual Total Returns (calendar years ended December 31) - Service Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	12.46%
Worst Quarter:	6/30/2022	-10.33%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-16.06%	2.93%	4.92%	5/1/2011
Service Class	-16.21%	2.69%	4.66%	5/1/2009
Russell 3000® Index[1] (reflects no deduction for fees, expenses or taxes)	-19.21%	8.79%	12.13%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	-14.01%	2.03%	5.16%
1
“Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: BlackRock Investment Management, LLC Portfolio Managers:
Philip Green	Portfolio Manager	since May 2009
Michael Pensky, CFA	Portfolio Manager	since May 2016
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Goldman Sachs 70/30 Allocation VP

Investment Objective: Seeks long-term capital appreciation with current income as a secondary objective.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.10%
Distribution and service (12b-1) fees	0.25%
Other expenses	1.31%
Acquired fund fees and expenses[1]	0.63%
Total annual fund operating expenses	2.29%
Fee waiver and/or expense reimbursement[2]	1.14%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.15%
1
Acquired fund fees and expenses reflect the portfolio’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the portfolio’s prospectus.
2
Contractual arrangements have been made with the portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2024 to waive fees and/or reimburse portfolio expenses to the extent that the total annual fund operating expenses exceed 1.15%, excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. These arrangements cannot be terminated prior to May 1, 2024 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the portfolio, in the class’s total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. The Example reflects applicable waivers and/or reimbursements for the duration of such arrangement(s). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Service Class	$117	$606	$1,121	$2,537
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 24% of the average value of its portfolio.
Principal Investment Strategies: The portfolio is a fund of funds. Under normal circumstances, the portfolio’s sub-adviser, Goldman Sachs Asset Management, L.P. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing in underlying Transamerica funds (“underlying portfolios”). The portfolio normally targets an allocation of approximately 70% of its net assets to equity funds with the remaining 30% to fixed-income funds and rebalances the allocation at least quarterly to maintain these approximate allocations.
The sub-adviser employs strategic asset allocation in an effort to maximize risk-adjusted returns over a full market cycle, defined as a multi-year period from the end of one economic recession through the end of the next. The sub-adviser seeks to identify and incorporate what it views as uncorrelated, persistent sources of return into its strategic asset allocation in an effort to balance risk across these return sources and translate risk allocation into capital and asset class terms. The sub-adviser also seeks to add value in the selection of underlying portfolios.
The portfolio’s investment manager, Transamerica Asset Management, Inc. will, among other things, oversee and monitor the sub-adviser and will be solely responsible for identifying the underlying portfolios available for investment and overseeing the management of the underlying portfolios. After the available underlying portfolios have been identified, the sub-adviser determines which underlying portfolios to utilize to achieve the sub-adviser’s target asset allocation. Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios. Through its investments in underlying portfolios, the portfolio may have exposure to companies of all capitalization ranges. The portfolio may have exposure to foreign equity and debt securities, including emerging market equity and debt securities. The portfolio has no maturity or duration requirements or limitations with respect to its fixed-income fund investments, and may have exposure to high yield bonds and floating rate loans. The portfolio may invest up to 10% of its total assets in a combination of high-yield bond funds, emerging markets equity funds, emerging markets fixed-income funds and real estate funds with no more than 5% in any of these fund types.
The “List and Description of Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio and provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time, and the portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio may also invest in exchange-traded funds and/or derivatives to equitize cash in the equity portion of the portfolio. Derivatives are limited to exchange-traded equity and interest-rate futures. As a result of the derivatives usage, the portfolio may also hold a portion of the assets in short-term investments, including money market funds, government fixed-income securities, repurchase agreements and other cash equivalents.
The portfolio may have exposure to derivative instruments through its investments in underlying portfolios.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Asset Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The available underlying portfolios selected by the sub-adviser may underperform the market or similar portfolios.
Asset Class Variation – The underlying portfolios invest principally in the securities constituting their asset class (i.e., equity or fixed-income) or underlying index components. However, an underlying portfolio may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying portfolios at any given time, and the percentage of the portfolio's assets invested in various underlying portfolios, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class, and this in turn may adversely affect the portfolio's performance.
Underlying Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.

Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the portfolio not receiving proceeds from the sale of a loan for an extended period. As a result, the portfolio may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the portfolio may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the portfolio.
Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Large Capitalization Companies – The portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although many money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in such money market funds. Certain other money market funds float their net asset value.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the portfolio’s real estate-related investments are concentrated in one geographic area or one property type, the portfolio will also be subject to the risks associated with that one area or property type. The value of the portfolio’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Structure  Conflicts – Transamerica Asset Management, Inc. (“TAM”), the portfolio’s investment manager, has established an investment program whereby a substantial portion of the portfolio’s assets are invested in underlying Transamerica funds. TAM does not consider unaffiliated funds as underlying investment options for these assets, even if unaffiliated funds have better investment performance or lower total expenses.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.

Annual Total Returns (calendar years ended December 31) - Service Class

	Quarter Ended	Return
Best Quarter:	12/31/2022	7.77%
Worst Quarter:	6/30/2022	-13.28%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	Since Inception	Inception Date
Service Class	-17.10%	6.72%	5/1/2020
Russell 3000® Index[1] (reflects no deduction for fees, expenses or taxes)	-19.21%	12.51%
Transamerica 70/30 Allocation VP Blended Benchmark[2] (reflects no deduction for fees, expenses or taxes)	-16.11%	6.58%
1
“Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
2
The Transamerica 70/30 Allocation VP Blended Benchmark consists of the following: 49% Russell 3000® Index; 18.9% MSCI EAFE Index (Net USD Unhedged); 2.1% MSCI Emerging Markets Index (Net USD Unhedged); and 30% Bloomberg US Aggregate Bond Index.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Goldman Sachs Asset Management, L.P. Portfolio Managers:
Neill Nuttall	Portfolio Manager	since May 2020
Alexandra Wilson-Elizondo	Portfolio Manager	since January 2022
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Goldman Sachs Managed Risk – Balanced ETF VP
(formerly, Transamerica Managed Risk – Balanced ETF VP)

Investment Objective: Seeks to balance capital appreciation and income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.30%	0.30%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.02%	0.02%
Acquired fund fees and expenses[1]	0.07%	0.07%
Total annual fund operating expenses	0.39%	0.64%
1
Acquired fund fees and expenses reflect the portfolio’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the portfolio’s prospectus.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$40	$125	$219	$493
Service Class	$65	$205	$357	$798
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 158% of the average value of its portfolio.
Principal Investment Strategies: The portfolio is a fund of funds. The portfolio’s sub-adviser, Goldman Sachs Asset Management, L.P. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying third-party exchange traded funds (“ETFs”).
In seeking to achieve its investment objective, the portfolio follows these investment strategies:
•
Under normal circumstances, the portfolio will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in ETFs. The portfolio expects to allocate substantially all of its assets among underlying ETFs that track the performance of a benchmark index in seeking to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio’s goal is to achieve a mix over time of approximately 50% of net assets in ETFs that invest primarily in equities (“equity ETFs”) and 50% of net assets in ETFs that invest primarily in fixed income securities (“fixed income ETFs”). The sub-adviser may adjust these percentage allocations as market conditions change based on the sub-adviser’s risk management calculations.
•
The portfolio employs a managed risk strategy in an effort to manage return volatility. The sub-adviser uses a proprietary model incorporating realized and forecasted short-term volatility to adjust the portfolio’s weightings if this short-term volatility measure is above a certain threshold. The strategy also aims to reduce the impact of sustained market declines by reducing equity exposure. In implementing this strategy, based on the level of volatility in equity and fixed income markets, changes in volatility of the portfolio, and drawdowns experienced by the portfolio, the sub-adviser is permitted to increase exposure to equity ETFs to approximately 70% of net assets or decrease exposure to equity ETFs to approximately 25% of net assets and is permitted to increase exposure to fixed income ETFs to approximately 75% of net assets or decrease exposure to fixed income ETFs to approximately 30% of net assets. This means at any time the portfolio’s asset mix may be significantly different than its stated asset mix goal.
•
The sub-adviser decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and other factors, such as historical performance and volatility in the equity and fixed income markets.
•
The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The portfolio’s ability to achieve its investment objective depends partly (or in part) on the performance of the underlying ETFs.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds. The portfolio may be a significant shareholder in certain underlying ETFs.
The portfolio may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments.
The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Managed Risk Strategy – The portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the portfolio’s ability to participate in up markets, may cause the portfolio to underperform its benchmark in up markets, may increase transaction costs at the portfolio and/or underlying ETF level and may result in substantial losses if it does not work as intended. For example, if the portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the portfolio’s equity exposure, causing the portfolio to forgo gains from the market rebound. Managing the portfolio pursuant to the strategy may result in the portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Asset Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying ETFs may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect. The available underlying ETFs selected by the sub-adviser may underperform the market or similar portfolios.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Asset Class Variation – The underlying ETFs invest principally in the securities constituting their asset class (i.e., equity or fixed-income) or underlying index components. However, an underlying ETF may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying ETFs at any given time, and the percentage of the portfolio's assets invested in various underlying ETFs, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class, and this in turn may adversely affect the portfolio's performance.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.

Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Repurchase Agreements – In a repurchase agreement, the portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Underlying Exchange Traded Funds – Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; and (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the portfolio’s shares could also be substantially and adversely affected.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Prior to November 1, 2022, the portfolio was named Transamerica Managed Risk – Balanced ETF VP, had a different sub-adviser and used different investment strategies. The performance set forth from July 1, 2015 to October 31, 2022 is attributable to that previous sub-adviser.
Prior to July 1, 2015, the portfolio was named Transamerica Vanguard ETF Portfolio - Balanced VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	6.21%
Worst Quarter:	3/31/2020	-9.62%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-14.07%	1.77%	4.06%	5/1/2008
Service Class	-14.26%	1.52%	3.80%	5/1/2008
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Transamerica Goldman Sachs Managed Risk – Balanced ETF VP Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes)	-15.25%	3.61%	5.57%
1 The Transamerica Goldman Sachs Managed Risk – Balanced ETF VP Blended Benchmark consists of the following: Bloomberg US Aggregate Bond Index, 50%; MSCI U.S. Broad Market Index, 34%; and MSCI All Country World ex-U.S. Index, 16%.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Goldman Sachs Asset Management, L.P. Portfolio Managers:
Neill Nuttall	Portfolio Manager	since November 2022
Alexandra Wilson-Elizondo	Portfolio Manager	since November 2022
Wael Younan	Portfolio Manager	since November 2022
Siwen Wu	Portfolio Manager	since November 2022
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Goldman Sachs Managed Risk – Conservative ETF VP
(formerly, Transamerica Managed Risk – Conservative ETF VP)

Investment Objective: Seeks current income and preservation of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.31%	0.31%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses[1]	0.06%	0.06%
Total annual fund operating expenses	0.40%	0.65%
1
Acquired fund fees and expenses reflect the portfolio’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the portfolio’s prospectus.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$41	$128	$224	$505
Service Class	$66	$208	$362	$810
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 93% of the average value of its portfolio.
Principal Investment Strategies: The portfolio is a fund of funds. The portfolio’s sub-adviser, Goldman Sachs Asset Management, L.P. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying third-party exchange traded funds (“ETFs”).
In seeking to achieve its investment objective, the portfolio follows these investment strategies:
•
Under normal circumstances, the portfolio will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in ETFs. The portfolio expects to allocate substantially all of its assets among underlying ETFs that track the performance of a benchmark index in seeking to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio’s goal is to achieve a mix over time of approximately 35% of its net assets in ETFs that invest primarily in equities (“equity ETFs”) and 65% of its net assets in ETFs that invest primarily in fixed income securities (“fixed income ETFs”). The sub-adviser may adjust these percentage allocations as market conditions change based on the sub-adviser’s risk management calculations.
•
The portfolio employs a managed risk strategy in an effort to manage return volatility. The sub-adviser uses a proprietary model incorporating realized and forecasted short-term volatility to adjust the portfolio’s weightings if this short-term volatility measure is above a certain threshold. In implementing this strategy, based on the level of volatility in equity and fixed income markets, changes in volatility of the portfolio, and drawdowns experienced by the portfolio, the sub-adviser is permitted to increase exposure to equity ETFs to approximately 50% of net assets or decrease exposure to equity ETFs to approximately 15% of net assets and is permitted to increase exposure to fixed income ETFs to approximately 85% of net assets or decrease exposure to fixed income ETFs to approximately 50% of net assets. This means at any time the portfolio’s asset mix may be significantly different than its stated asset mix goal.
•
The sub-adviser decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and other factors, such as historical performance and volatility in the equity and fixed income markets.
•
The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The portfolio’s ability to achieve its investment objective depends partly (or in part) on the performance of the underlying ETFs.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds. The portfolio may be a significant shareholder in certain underlying ETFs.
The portfolio may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments.
The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Managed Risk Strategy – The portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the portfolio’s ability to participate in up markets, may cause the portfolio to underperform its benchmark in up markets, may increase transaction costs at the portfolio and/or underlying ETF level and may result in substantial losses if it does not work as intended. For example, if the portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the portfolio’s equity exposure, causing the portfolio to forgo gains from the market rebound. Managing the portfolio pursuant to the strategy may result in the portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Asset Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying ETFs may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect. The available underlying ETFs selected by the sub-adviser may underperform the market or similar portfolios.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Asset Class Variation – The underlying ETFs invest principally in the securities constituting their asset class (i.e., equity or fixed-income) or underlying index components. However, an underlying ETF may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying ETFs at any given time, and the percentage of the portfolio's assets invested in various underlying ETFs, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class, and this in turn may adversely affect the portfolio's performance.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.

Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Repurchase Agreements – In a repurchase agreement, the portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Underlying Exchange Traded Funds – Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; and (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the portfolio’s shares could also be substantially and adversely affected.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Prior to November 1, 2022, the portfolio was named Transamerica Managed Risk – Conservative ETF VP, had a different sub-adviser and used different investment strategies. The performance set forth from July 1, 2015 to October 31, 2022 is attributable to that previous sub-adviser.
Prior to July 1, 2015, the portfolio was named Transamerica Vanguard ETF Portfolio - Conservative VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	4.98%
Worst Quarter:	6/30/2022	-6.20%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-11.66%	0.80%	3.18%	11/19/2009
Service Class	-11.83%	0.56%	2.93%	11/19/2009
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Transamerica Goldman Sachs Managed Risk – Conservative ETF VP Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes)	-14.57%	2.69%	4.34%
1 The Transamerica Goldman Sachs Managed Risk – Conservative ETF VP Blended Benchmark consists of the following: Bloomberg US Aggregate Bond Index, 65%; MSCI U.S. Broad Market Index, 25%; and MSCI All Country World ex-U.S. Index, 10%.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Goldman Sachs Asset Management, L.P. Portfolio Managers:
Neill Nuttall	Portfolio Manager	since November 2022
Alexandra Wilson-Elizondo	Portfolio Manager	since November 2022
Wael Younan	Portfolio Manager	since November 2022
Siwen Wu	Portfolio Manager	since November 2022
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Goldman Sachs Managed Risk – Growth ETF VP
(formerly, Transamerica Managed Risk – Growth ETF VP)

Investment Objective: Seeks capital appreciation as a primary objective and income as a secondary objective.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.30%	0.30%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses[1]	0.09%	0.09%
Total annual fund operating expenses	0.42%	0.67%
1
Acquired fund fees and expenses reflect the portfolio’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the portfolio’s prospectus.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$43	$135	$235	$530
Service Class	$68	$214	$373	$835
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 197% of the average value of its portfolio.
Principal Investment Strategies: The portfolio is a fund of funds. The portfolio’s sub-adviser, Goldman Sachs Asset Management, L.P. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying third-party exchange traded funds (“ETFs”).
In seeking to achieve its investment objective, the portfolio follows these investment strategies:
•
Under normal circumstances, the portfolio will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in ETFs. The portfolio expects to allocate substantially all of its assets among underlying ETFs that track the performance of a benchmark index in seeking to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio’s goal is to achieve a mix over time of approximately 75% of net assets in ETFs that invest primarily in equities (“equity ETFs”) and 25% of net assets in ETFs that invest primarily in fixed income securities (“fixed income ETFs”). The sub-adviser may adjust these percentage allocations as market conditions change based on the sub-adviser’s risk management calculations.
•
The portfolio employs a managed risk strategy in an effort to manage return volatility. The sub-adviser uses a proprietary model incorporating realized and forecasted short-term volatility to adjust the portfolio’s weightings if this short-term volatility measure is above a certain threshold. The strategy also aims to reduce the impact of sustained market declines by reducing equity exposure. In implementing this strategy, based on the level of volatility in equity and fixed income markets, changes in volatility of the portfolio, and drawdowns experienced by the portfolio, the sub-adviser is permitted to increase exposure to equity ETFs to approximately 100% of net assets or decrease exposure to equity ETFs to approximately 35% of net assets, and is permitted to increase exposure to fixed income ETFs to approximately 65% of net assets or decrease exposure to fixed income ETFs to approximately 0% of net assets. This means at any time the portfolio’s asset mix may be significantly different than its stated asset mix goal.
•
The sub-adviser decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and other factors, such as historical performance and volatility in the equity and fixed income markets.
•
The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The portfolio’s ability to achieve its investment objective depends partly (or in part) on the performance of the underlying ETFs.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds. The portfolio may be a significant shareholder in certain underlying ETFs.
The portfolio may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments.
The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Managed Risk Strategy – The portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the portfolio’s ability to participate in up markets, may cause the portfolio to underperform its benchmark in up markets, may increase transaction costs at the portfolio and/or underlying ETF level and may result in substantial losses if it does not work as intended. For example, if the portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the portfolio’s equity exposure, causing the portfolio to forgo gains from the market rebound. Managing the portfolio pursuant to the strategy may result in the portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Asset Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying ETFs may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect. The available underlying ETFs selected by the sub-adviser may underperform the market or similar portfolios.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Asset Class Variation – The underlying ETFs invest principally in the securities constituting their asset class (i.e., equity or fixed-income) or underlying index components. However, an underlying ETF may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying ETFs at any given time, and the percentage of the portfolio's assets invested in various underlying ETFs, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class, and this in turn may adversely affect the portfolio's performance.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.

Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Repurchase Agreements – In a repurchase agreement, the portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Underlying Exchange Traded Funds – Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; and (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the portfolio’s shares could also be substantially and adversely affected.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Prior to November 1, 2022, the portfolio was named Transamerica Managed Risk – Growth ETF VP, had a different sub-adviser and used different investment strategies. The performance set forth from July 1, 2015 to October 31, 2022 is attributable to that previous sub-adviser.
Prior to July 1, 2015, the portfolio was named Transamerica Vanguard ETF Portfolio - Growth VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	12/31/2020	8.51%
Worst Quarter:	3/31/2020	-13.04%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-14.32%	2.65%	5.49%	5/1/2008
Service Class	-14.52%	2.41%	5.23%	5/1/2008
MSCI U.S. Broad Market Index (reflects no deduction for fees, expenses or taxes)	-19.23%	8.88%	12.21%
Transamerica Goldman Sachs Managed Risk – Growth ETF VP Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes)	-16.58%	5.24%	7.78%
1 The Transamerica Goldman Sachs Managed Risk – Growth ETF VP Blended Benchmark consists of the following: MSCI U.S. Broad Market Index, 52%; Bloomberg US Aggregate Bond Index, 25%; and MSCI All Country World ex-U.S. Index, 23%.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Goldman Sachs Asset Management, L.P. Portfolio Managers:
Neill Nuttall	Portfolio Manager	since November 2022
Alexandra Wilson-Elizondo	Portfolio Manager	since November 2022
Wael Younan	Portfolio Manager	since November 2022
Siwen Wu	Portfolio Manager	since November 2022
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Great Lakes Advisors Large Cap Value VP
(formerly, Transamerica Rothschild & Co Large Cap Value VP)

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.59%	0.59%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.10%[1]	0.10%
Total annual fund operating expenses	0.69%	0.94%
1
Other expenses for Initial Class shares are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$70	$221	$384	$859
Service Class	$96	$300	$520	$1,155
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 29% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large cap companies. The portfolio considers large cap companies to be companies with capitalizations at the time of investment within the range of companies included in the Russell 1000® Index1. As of December 31, 2022, the market capitalization range of the Russell 1000® Index was between approximately $306 million and $1.2 trillion. The portfolio’s sub-adviser, Great Lakes Advisors, LLC (the “sub-adviser”), normally focuses primarily on companies with market capitalizations greater than $5 billion. The portfolio typically holds between 35 and 50 positions. The portfolio’s benchmark is the Russell 1000® Value Index.
The sub-adviser will employ a relative value approach, combining a quantitative screening tool to identify attractive candidate securities with a bottom-up, fundamental research process to select and weight individual securities. The sub-adviser’s proprietary quantitative screening tool is used to narrow the universe of potential investments by comparing stocks to their peers using a combination of factors, including relative valuation, potential for improving business prospects, earnings quality, and short-term price reversal. Valuation is assessed by the sub-adviser on both a relative and absolute basis. Relative valuation compares a stock to comparable assets in order to gauge its value and attractiveness, whereas absolute valuation evaluates a stock’s worth in absolute terms with no consideration regarding the value of other comparable assets. The sub-adviser generally invests in securities it believes to be attractively valued with the potential to exceed investor expectations and may sell securities that no longer meet the portfolio’s investment criteria. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The portfolio will generally invest in companies across a variety of industries and sectors. The portfolio will normally invest primarily in common stock and depositary receipts. The portfolio may invest up to 20% of its net assets in non-U.S. securities. The sub-adviser considers non-U.S. securities to include issuers organized or located outside the U.S. and/or that trade primarily in a market located outside the U.S. The portfolio may invest up to 20% of its net assets in small and/or medium capitalization companies.
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Large Capitalization Companies – The portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. In addition, depositary receipts expose the portfolio to risk associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depositary bank and to the sponsors and other parties with whom the depositary bank establishes the programs. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Performance information for Initial Class shares will be included after the share class has been in operation for one complete calendar year.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
As a result of the acquisition of Rothschild & Co Asset Management US Inc. by Great Lakes Advisors, LLC on April 3, 2023, the portfolio’s name and named sub-adviser changed. The investment strategies and portfolio management team did not change.
Prior to December 1, 2020, the portfolio was named Transamerica Levin Large Cap Value VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Service Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	19.97%
Worst Quarter:	3/31/2020	-32.70%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	Since Inception	Inception Date
Service Class	-7.38%	4.62%	4.80%	9/29/2017
Russell 1000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	-7.54%	6.67%	7.43%
1
“Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Great Lakes Advisors, LLC Portfolio Managers:
Paul Roukis, CFA	Portfolio Manager	since December 2020
Jeff Agne	Portfolio Manager	since December 2020

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
The portfolio does not currently offer Initial class shares.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica International Focus VP

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.77%	0.77%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.05%	0.05%
Total annual fund operating expenses	0.82%	1.07%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$84	$262	$455	$1,014
Service Class	$109	$340	$590	$1,306
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 36% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, Epoch Investment Partners, Inc. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks and related equity securities—such as preferred stock, convertible securities and depositary receipts—of issuers economically tied to a number of countries throughout the world, including emerging market countries. In selecting investments for the portfolio, the sub-adviser seeks companies that have demonstrated superior earnings growth, positive business momentum and sustainable profitability while seeking not to overpay for these growth characteristics. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks. The sub-adviser may invest the portfolio’s assets in companies of any size. The portfolio may also invest in warrants and rights.
The sub-adviser will normally invest the portfolio’s assets in investments economically tied to at least three countries not including the United States. The sub-adviser may invest a large percentage of the portfolio’s assets in issuers in a single country, a small number of countries, or a particular geographic region. The sub-adviser generally considers an issuer of a security or other investment to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; or (f) the issuer is included in an index which is representative of that country.
The sub-adviser normally allocates the portfolio's investments across different industries and sectors, but the sub-adviser may invest a significant percentage of the portfolio's assets in issuers in a single or small number of industries or sectors.
The sub-adviser uses a “bottom-up” investment approach to buying and selling investments for the portfolio. A “bottom-up” approach is looking at individual companies against the context of broader market factors. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser uses a quantitative screen to seek to identify companies with growth characteristics, positive earnings sentiment, stable profitability and reasonable valuations. The sub-adviser may engage in active and frequent trading in pursuing the portfolio’s principal investment strategies.
The portfolio may invest up to 5% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
China A–Shares – The portfolio may invest in equity securities of certain Chinese companies, referred to as China A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”). The Programs are subject to daily quota limitations, which may restrict the portfolio’s ability to invest in China A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China A-shares may fluctuate at times when the portfolio is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. Further, regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or the portfolio’s investments through the Programs. There is no guarantee that applicable exchanges in Hong Kong and mainland China will continue to support the Programs in the future.
Investments in China A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market.
In addition, uncertainties in mainland China tax legislation could result in unexpected tax liabilities for a portfolio and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China A-shares by the portfolio.
Convertible Securities – Convertible securities are subject to risks associated with both fixed-income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. In addition, depositary receipts expose the portfolio to risk associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depositary bank and to the sponsors and other parties with whom the depositary bank establishes the programs. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Large Capitalization Companies – The portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed-income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the warrant is not exercised before the expiration date, it generally expires without any value and the portfolio will lose any amount it paid for the warrant.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Prior to May 1, 2018, the portfolio was named Transamerica MFS International Equity VP, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	22.29%
Worst Quarter:	3/31/2020	-22.36%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-20.04%	2.39%	4.85%	1/2/1997
Service Class	-20.29%	2.14%	4.59%	5/1/2003
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	-14.01%	2.03%	5.16%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Epoch Investment Partners, Inc. Portfolio Managers:
Michael E. Brown, CFA	Portfolio Manager	since August 2021
Alfred Li, CFA	Portfolio Manager	since March 2018
Jeff Tiefenbach, CFA	Portfolio Manager	since March 2018
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Janus Balanced VP

Investment Objective: Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees[1]	0.68%	0.68%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total annual fund operating expenses	0.71%	0.96%
1
Management fees have been restated to reflect a reduction in management fees effective August 1, 2022.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$73	$227	$395	$883
Service Class	$98	$306	$531	$1,178
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 90% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, Janus Henderson Investors US LLC (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by normally investing 50-60% of the portfolio’s assets in equity securities and the remaining assets in fixed-income securities and cash equivalents.
The portfolio normally invests at least 40% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. Government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities.
The sub-adviser uses a “bottom-up” investment approach to buying and selling investments for the portfolio. A “bottom-up” approach is looking at individual companies against the context of broader market factors.
The portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets. Under normal circumstances, the portfolio will invest 40-60% of its assets in U.S. equities, with no more than 5% in small cap stocks, and 0-15% in international equities. The portfolio will, in aggregate, have no more than 15% in real estate investment trusts, bank loans, emerging market equities and emerging market fixed-income, and high yield debt (commonly known as “junk bonds”). Junk bonds are high risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
The portfolio may use futures, options, forwards, swap agreements, participatory notes, structured notes and other derivative instruments individually or in combination.
The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Asset Class Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser's judgment about the attractiveness, value or market trends affecting a particular asset class is incorrect. The portfolio’s balance between equity and debt securities limits its potential for capital appreciation relative to an all-stock fund and contributes to greater volatility relative to an all-bond fund.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the portfolio.
Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.

Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The portfolio's investments in loans are also subject to prepayment or call risk.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the portfolio. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a portfolio prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a portfolio could adversely affect the marketability of such securities and a portfolio might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a portfolio’s overall liquidity and performance. Restricted securities may not be listed on an exchange and may have no active trading market. A portfolio may incur additional expense when disposing of restricted securities. Restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the portfolio.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Small Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	13.45%
Worst Quarter:	6/30/2022	-11.74%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-16.51%	6.26%	7.91%	7/1/2009
Service Class	-16.77%	5.98%	7.64%	7/1/2009
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Transamerica Janus Balanced VP Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes)	-15.52%	5.49%	7.51%
1
The Transamerica Janus Balanced VP Blended Benchmark consists of the following: S&P 500® Index, 55% and Bloomberg US Aggregate Bond Index, 45%.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Janus Henderson Investors US LLC Portfolio Managers:
Jeremiah Buckley, CFA	Portfolio Manager	since December 2015
Michael Keough	Portfolio Manager	since December 2019
Greg Wilensky, CFA	Portfolio Manager	since February 2020
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Janus Mid-Cap Growth VP

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.79%	0.79%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.02%	0.02%
Total annual fund operating expenses	0.81%	1.06%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$83	$259	$450	$1,002
Service Class	$108	$337	$585	$1,294
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 17% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, Janus Henderson Investors US LLC (the “sub-adviser”), under normal conditions, invests primarily in common stocks selected for their growth potential, and normally invests at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies included in the Russell Midcap® Growth Index1, which as of December 31, 2022, was between approximately $0.31 billion to $52.2 billion. The portfolio may also invest in foreign securities, which may include investments in emerging markets, and it may invest up to 5% of its net assets in exchange traded funds.
The sub-adviser applies a “bottom-up” approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the portfolio’s investment policies.
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Small Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
Underlying Exchange-Traded Funds – To the extent the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Prior to May 1, 2016, the portfolio was named Transamerica Morgan Stanley Mid-Cap Growth VP and had a different sub-adviser, investment objective and investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser and strategies.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	24.19%
Worst Quarter:	3/31/2020	-25.75%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-16.72%	9.48%	10.14%	3/1/1993
Service Class	-16.93%	9.20%	9.86%	5/1/2003
Russell Midcap® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	-26.72%	7.64%	11.41%
1
“Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Janus Henderson Investors US LLC Portfolio Managers:
Brian Demain, CFA	Portfolio Manager	since May 2016
Cody Wheaton, CFA	Portfolio Manager	since July 2016
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica JPMorgan Asset Allocation – Conservative VP

Investment Objective: Seeks current income and preservation of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.12%	0.12%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses[1]	0.58%	0.58%
Total annual fund operating expenses	0.73%	0.98%
1
Acquired fund fees and expenses reflect the portfolio’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the portfolio’s prospectus.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$75	$233	$406	$906
Service Class	$100	$312	$542	$1,201
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 24% of the average value of its portfolio.
Principal Investment Strategies: The portfolio is a fund of funds. The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets primarily in a broad mix of underlying Transamerica funds (“underlying portfolios”).
The portfolio expects to normally allocate its assets among underlying portfolios with the goal of achieving exposure targets over time of approximately 35% of its net assets in equities, which may include stocks, real estate securities, commodity-related securities and alternative investments, and approximately 65% of its net assets in fixed-income, which may include bonds, cash equivalents and other debt securities. The actual percentage allocations at any time may vary. The sub-adviser may increase equity exposure to approximately 50% of net assets or may decrease equity exposure to zero, and may increase fixed-income exposure to approximately 100% of net assets or may decrease fixed-income exposure to approximately 50% of net assets, subject to the sub-adviser’s multi-factor risk management framework. The risk management framework is a quantitatively driven process that makes asset allocation recommendations and may suggest a maximum equity exposure and equity exposure reductions based on a set of asset class momentum signals and an expected portfolio level volatility signal. Notwithstanding the portfolio’s equity target and any maximum equity exposure limit imposed under the risk management framework, the sub-adviser may elect to allocate fewer assets to equities and more assets to fixed-income when it believes it is advisable to do so. The portfolio may not achieve its stated asset mix goal.
In seeking to achieve the investment objective of the portfolio, the sub-adviser employs an investment process consisting of four integrated components: long-term strategic asset allocation, underlying strategy and portfolio selection, active or tactical asset allocation and the risk management framework. For the first three components, the sub-adviser’s portfolio management team draws on the analysis produced by dedicated research and strategy teams who support the investment process by generating qualitative and quantitative research and insights, including on the underlying portfolios that TAM has designated as available for investment by the portfolio. For the fourth component, the portfolio management team draws on the output of the risk management framework.
As part of its investment process, the sub-adviser selects underlying equity and fixed-income portfolios to invest in from the underlying portfolios TAM has designated as available for investment by the portfolio and rebalances the portfolio’s assets among the selected underlying portfolios. The underlying portfolios include portfolios sub-advised by the sub-adviser, and consistent with the portfolio’s objective and strategies, the sub-adviser is permitted to invest any portion of the portfolio’s assets in underlying portfolios which it sub-advises. When choosing among potential underlying portfolios, the sub-adviser faces a conflict of interest because it will receive additional fees when it selects underlying portfolios for which it also acts as sub-adviser. For more information on the sub-adviser’s conflicts of interest, see Appendix B – “Portfolio Managers” to the SAI.

Exposure to high yield bonds (commonly known as “junk bonds”) and floating rate loans together generally will not exceed 10% of the portfolio’s net assets. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of those portfolios.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying portfolios. The portfolio also may, but is not required to, invest in derivative instruments such as futures contracts for a variety of purposes, including as a means to manage equity and fixed-income exposure (including for purposes of complying with the risk management framework) without having to purchase or sell underlying portfolios and to increase the portfolio’s return as a non-hedging strategy that may be considered speculative. For example, when the level of market volatility is increasing, the sub-adviser may limit the portfolio’s equity exposure by shorting or selling long futures positions on an index. It is anticipated that any derivatives usage by the portfolio would primarily involve the use of exchange-traded equity index, U.S. Treasury and currency futures, but the portfolio also could utilize other types of derivatives. The use of derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price and because the portfolio’s use of derivative instruments may result in its exposure exceeding 100% of portfolio value. The portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin for the portfolio’s obligations under derivatives transactions.
The portfolio may invest in repurchase agreements.
TAM may change the underlying portfolios and the sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Asset Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The available underlying portfolios selected by the sub-adviser may underperform the market or similar portfolios.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Risk Management Framework – The portfolio is subject to a multi-factor risk management framework that is intended to reduce equity exposure under certain market conditions. This framework may impose a maximum equity exposure limit for the portfolio in response to individual asset class momentum signals and a portfolio level volatility signal. The framework is intended to improve the portfolio’s absolute and risk-adjusted returns but may not work as intended. The framework may result in the portfolio not achieving its stated asset mix goal or may cause the portfolio to underperform, possibly significantly. Because market conditions change, sometimes rapidly and unpredictably, the success of the framework also will be subject to the sub-adviser’s ability to implement the framework in a timely and efficient manner. The framework may result in periods of underperformance, may fail to protect against market declines, may limit the portfolio’s ability to participate in up markets, may cause the portfolio to underperform its benchmark in rising markets, may increase transaction costs at the portfolio and/or underlying portfolio level and may result in substantial losses if it does not work as intended. For example, if the portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the portfolio’s equity exposure, causing the portfolio to forgo gains from the market rebound. The framework incorporates quantitative models and signals. If those models or signals prove to be flawed or for other reasons do not produce the desired results, any decisions made in reliance thereon may expose the portfolio to additional risks and losses. The use of models has inherent risks, and the success of relying on or otherwise using a model depends, among other things, on the accuracy and completeness of the model’s development, implementation and maintenance; on the model’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the model. The framework also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The framework also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a risk management framework. The use of derivatives in connection with the framework may expose the portfolio to different and potentially greater risks than if it had only invested in underlying portfolios.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Underlying Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Allocation  Conflicts – The sub-adviser is subject to conflicts of interest in the selection and allocation of the portfolio’s assets among underlying portfolios. The sub-adviser serves as sub-adviser to certain underlying portfolios in which the portfolio may invest. The sub-adviser will receive more revenue when it selects an underlying portfolio it sub-advises for inclusion in the portfolio.
Asset Class Variation – The underlying portfolios invest principally in the securities constituting their asset class (i.e., equity or fixed-income) or underlying index components. However, an underlying portfolio may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying portfolios at any given time, and the percentage of the portfolio's assets invested in various underlying portfolios, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class, and this in turn may adversely affect the portfolio's performance.
Commodities and Commodity-Related Securities – Commodities and commodity-related businesses or industries are subject to changes and volatility in commodity prices generally, regulatory, economic and political developments, weather events and natural disasters, tariffs and trade disruptions, and market disruptions. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments also are subject to the credit risk associated with the issuer, and their value may decline substantially if the issuer’s creditworthiness deteriorates.
Convertible Securities – Convertible securities are subject to risks associated with both fixed-income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.

Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument. Certain countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and may be characterized by a lack of available currency hedging instruments.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the portfolio not receiving proceeds from the sale of a loan for an extended period. As a result, the portfolio may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the portfolio may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Frontier Markets – Frontier market countries generally have smaller economies and even less developed capital markets than emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the portfolio.
Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The portfolio's investments in loans are also subject to prepayment or call risk.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed-income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the portfolio’s real estate-related investments are concentrated in one geographic area or one property type, the portfolio will also be subject to the risks associated with that one area or property type. The value of the portfolio’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Repurchase Agreements – In a repurchase agreement, the portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Short Positions – The portfolio may enter into derivatives transactions that have a similar economic effect as short sales such as taking short positions in futures contracts. The portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Because the portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is potentially unlimited.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structure  Conflicts – Transamerica Asset Management, Inc. (“TAM”), the portfolio’s investment manager, has established an investment program whereby a substantial portion of the portfolio’s assets are invested in underlying Transamerica funds. TAM does not consider unaffiliated funds as underlying investment options for these assets, even if unaffiliated funds have better investment performance or lower total expenses.
Tactical Asset Allocation – Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting underlying portfolios, underlying ETFs or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Prior to July 1, 2016, the portfolio had a different sub-adviser and used different investment strategies. The performance set forth from May 1, 2014 to that date is attributable to that previous sub-adviser. From April 17, 2012 to May 1, 2014, the portfolio was directly managed by TAM, and performance during that period is attributable to TAM.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	12/31/2020	8.65%
Worst Quarter:	3/31/2020	-8.72%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-15.35%	1.79%	3.52%	5/1/2002
Service Class	-15.61%	1.51%	3.25%	5/1/2003
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Wilshire 5000 Total Market Index SM (reflects no deduction for fees, expenses or taxes)	-20.15%	8.42%	11.87%

Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Matthew Cummings, CFA	Portfolio Manager	since May 2023
Michael Feser, CFA	Portfolio Manager	since April 2016
Jeff Geller, CFA	Portfolio Manager	since April 2016
Grace Koo	Portfolio Manager	since April 2016
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica JPMorgan Asset Allocation – Growth VP

Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.12%	0.12%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses[1]	0.70%	0.70%
Total annual fund operating expenses	0.85%	1.10%
1
Acquired fund fees and expenses reflect the portfolio’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the portfolio’s prospectus.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$87	$271	$471	$1,049
Service Class	$112	$350	$606	$1,340
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 13% of the average value of its portfolio.
Principal Investment Strategies: The portfolio is a fund of funds. The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets primarily in a broad mix of underlying Transamerica funds (“underlying portfolios”).
Under normal circumstances, the portfolio expects to invest primarily in underlying portfolios that invest primarily in U.S. or foreign equities (including emerging markets), which may include stocks, real estate securities, commodity-related securities and alternative investments.
In seeking to achieve the investment objective of the portfolio, the sub-adviser employs an investment process consisting of three integrated components: long-term strategic asset allocation, underlying strategy and portfolio selection, and active asset allocation. For these three components, the sub-adviser’s portfolio management team draws on the analysis produced by dedicated research and strategy teams who support the investment process by generating qualitative and quantitative research and insights, including on the underlying portfolios that TAM has designated as available for investment by the portfolio.
The portfolio may also invest in underlying portfolios that invest primarily in fixed-income and invest directly in U.S. government securities and/or short-term commercial paper.
As part of its investment process, the sub-adviser selects underlying equity and fixed-income portfolios to invest in from the underlying portfolios TAM has designated as available for investment by the portfolio and rebalances the portfolio’s assets among the selected underlying portfolios. The underlying portfolios include portfolios sub-advised by the sub-adviser, and consistent with the portfolio’s objective and strategies, the sub-adviser is permitted to invest any portion of the portfolio’s assets in underlying portfolios which it sub-advises. When choosing among potential underlying portfolios, the sub-adviser faces a conflict of interest because it will receive additional fees when it selects underlying portfolios for which it also acts as sub-adviser. For more information on the sub-adviser’s conflicts of interest, see Appendix B – “Portfolio Managers” to the SAI.
Exposure to high yield bonds (commonly known as “junk bonds”) and floating rate loans together generally will not exceed 10% of the portfolio’s net assets. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of those portfolios.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying portfolios. The portfolio also may, but is not required to, invest in derivative instruments such as futures contracts for a variety of purposes, including as a means to manage equity and fixed-income exposure without having to purchase or sell underlying portfolios and to increase the portfolio’s return as a non-hedging strategy that may be considered speculative. For example, when the level of market volatility is increasing, the sub-adviser may limit the portfolio’s equity exposure by shorting or selling long futures positions on an index. It is anticipated that any derivatives usage by the portfolio would primarily involve the use of exchange-traded equity index, U.S. Treasury and currency futures, but the portfolio also could utilize other types of derivatives. The use of derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price and because the portfolio’s use of derivative instruments may result in its exposure exceeding 100% of portfolio value. The portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin for the portfolio’s obligations under derivatives transactions.
TAM may change the underlying portfolios and the sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Asset Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The available underlying portfolios selected by the sub-adviser may underperform the market or similar portfolios.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Underlying Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Allocation  Conflicts – The sub-adviser is subject to conflicts of interest in the selection and allocation of the portfolio’s assets among underlying portfolios. The sub-adviser serves as sub-adviser to certain underlying portfolios in which the portfolio may invest. The sub-adviser will receive more revenue when it selects an underlying portfolio it sub-advises for inclusion in the portfolio.
Asset Class Variation – The underlying portfolios invest principally in the securities constituting their asset class (i.e., equity or fixed-income) or underlying index components. However, an underlying portfolio may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying portfolios at any given time, and the percentage of the portfolio's assets invested in various underlying portfolios, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class, and this in turn may adversely affect the portfolio's performance.
Commodities and Commodity-Related Securities – Commodities and commodity-related businesses or industries are subject to changes and volatility in commodity prices generally, regulatory, economic and political developments, weather events and natural disasters, tariffs and trade disruptions, and market disruptions. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments also are subject to the credit risk associated with the issuer, and their value may decline substantially if the issuer’s creditworthiness deteriorates.
Convertible Securities – Convertible securities are subject to risks associated with both fixed-income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument. Certain countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and may be characterized by a lack of available currency hedging instruments.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the portfolio not receiving proceeds from the sale of a loan for an extended period. As a result, the portfolio may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the portfolio may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Frontier Markets – Frontier market countries generally have smaller economies and even less developed capital markets than emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the portfolio.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The portfolio's investments in loans are also subject to prepayment or call risk.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed-income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the portfolio’s real estate-related investments are concentrated in one geographic area or one property type, the portfolio will also be subject to the risks associated with that one area or property type. The value of the portfolio’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.

Short Positions – The portfolio may enter into derivatives transactions that have a similar economic effect as short sales such as taking short positions in futures contracts. The portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Because the portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is potentially unlimited.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structure  Conflicts – Transamerica Asset Management, Inc. (“TAM”), the portfolio’s investment manager, has established an investment program whereby a substantial portion of the portfolio’s assets are invested in underlying Transamerica funds. TAM does not consider unaffiliated funds as underlying investment options for these assets, even if unaffiliated funds have better investment performance or lower total expenses.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology.
These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Prior to July 1, 2016, the portfolio had a different sub-adviser and used different investment strategies. The performance set forth from May 1, 2014 to that date is attributable to that previous sub-adviser. From April 17, 2012 to May 1, 2014, the portfolio was directly managed by TAM, and performance during that period is attributable to TAM.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	24.79%
Worst Quarter:	3/31/2020	-23.44%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-22.57%	5.47%	8.23%	5/1/2002
Service Class	-22.74%	5.21%	7.95%	5/1/2003
Wilshire 5000 Total Market Index SM (reflects no deduction for fees, expenses or taxes)	-20.15%	8.42%	11.87%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Matthew Cummings, CFA	Portfolio Manager	since May 2023
Michael Feser, CFA	Portfolio Manager	since April 2016
Jeff Geller, CFA	Portfolio Manager	since April 2016
Grace Koo	Portfolio Manager	since April 2016
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

Investment Objective: Seeks capital appreciation with current income as a secondary objective.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.12%	0.12%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses[1]	0.66%	0.66%
Total annual fund operating expenses	0.81%	1.06%
1
Acquired fund fees and expenses reflect the portfolio’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the portfolio’s prospectus.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$83	$259	$450	$1,002
Service Class	$108	$337	$585	$1,294
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 10% of the average value of its portfolio.
Principal Investment Strategies: The portfolio is a fund of funds. The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets primarily in a broad mix of underlying Transamerica funds (“underlying portfolios”).
The portfolio expects to normally allocate its assets among underlying portfolios with the goal of achieving exposure targets over time of approximately 70% of its net assets in equities, which may include stocks, real estate securities, commodity-related securities and alternative investments, and approximately 30% of its net assets in fixed-income, which may include bonds, cash equivalents and other debt securities. The actual percentage allocations at any time may vary. The sub-adviser may increase equity exposure to approximately 90% of net assets or may decrease equity exposure to approximately 30%, and may increase fixed-income exposure to approximately 70% of net assets or may decrease fixed-income exposure to approximately 10% of net assets, subject to the sub-adviser’s multi-factor risk management framework. The risk management framework is a quantitatively driven process that makes asset allocation recommendations and may suggest a maximum equity exposure and equity exposure reductions based on a set of asset class momentum signals and an expected portfolio level volatility signal. Notwithstanding the portfolio’s equity target and any maximum equity exposure limit imposed under the risk management framework, the sub-adviser may elect to allocate fewer assets to equities and more assets to fixed-income when it believes it is advisable to do so. The portfolio may not achieve its stated asset mix goal.
In seeking to achieve the investment objective of the portfolio, the sub-adviser employs an investment process consisting of four integrated components: long-term strategic asset allocation, underlying strategy and portfolio selection, active or tactical asset allocation and the risk management framework. For the first three components, the sub-adviser’s portfolio management team draws on the analysis produced by dedicated research and strategy teams who support the investment process by generating qualitative and quantitative research and insights, including on the underlying portfolios that TAM has designated as available for investment by the portfolio. For the fourth component, the portfolio management team draws on the output of the risk management framework.
As part of its investment process, the sub-adviser selects underlying equity and fixed-income portfolios to invest in from the underlying portfolios TAM has designated as available for investment by the portfolio and rebalances the portfolio’s assets among the selected underlying portfolios. The underlying portfolios include portfolios sub-advised by the sub-adviser, and consistent with the portfolio’s objective and strategies, the sub-adviser is permitted to invest any portion of the portfolio’s assets in underlying portfolios which it sub-advises. When choosing among potential underlying portfolios, the sub-adviser faces a conflict of interest because it will receive additional fees when it selects underlying portfolios for which it also acts as sub-adviser. For more information on the sub-adviser’s conflicts of interest, see Appendix B – “Portfolio Managers” to the SAI.

Exposure to high yield bonds (commonly known as “junk bonds”) and floating rate loans together generally will not exceed 10% of the portfolio’s net assets. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of those portfolios.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying portfolios. The portfolio also may, but is not required to, invest in derivative instruments such as futures contracts for a variety of purposes, including as a means to manage equity and fixed-income exposure (including for purposes of complying with the risk management framework) without having to purchase or sell underlying portfolios and to increase the portfolio’s return as a non-hedging strategy that may be considered speculative. For example, when the level of market volatility is increasing, the sub-adviser may limit the portfolio’s equity exposure by shorting or selling long futures positions on an index. It is anticipated that any derivatives usage by the portfolio would primarily involve the use of exchange-traded equity index, U.S. Treasury and currency futures, but the portfolio also could utilize other types of derivatives. The use of derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price and because the portfolio’s use of derivative instruments may result in its exposure exceeding 100% of portfolio value. The portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin for the portfolio’s obligations under derivatives transactions.
TAM may change the underlying portfolios and the sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Asset Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The available underlying portfolios selected by the sub-adviser may underperform the market or similar portfolios.

Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Risk Management Framework – The portfolio is subject to a multi-factor risk management framework that is intended to reduce equity exposure under certain market conditions. This framework may impose a maximum equity exposure limit for the portfolio in response to individual asset class momentum signals and a portfolio level volatility signal. The framework is intended to improve the portfolio’s absolute and risk-adjusted returns but may not work as intended. The framework may result in the portfolio not achieving its stated asset mix goal or may cause the portfolio to underperform, possibly significantly. Because market conditions change, sometimes rapidly and unpredictably, the success of the framework also will be subject to the sub-adviser’s ability to implement the framework in a timely and efficient manner. The framework may result in periods of underperformance, may fail to protect against market declines, may limit the portfolio’s ability to participate in up markets, may cause the portfolio to underperform its benchmark in rising markets, may increase transaction costs at the portfolio and/or underlying portfolio level and may result in substantial losses if it does not work as intended. For example, if the portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the portfolio’s equity exposure, causing the portfolio to forgo gains from the market rebound. The framework incorporates quantitative models and signals. If those models or signals prove to be flawed or for other reasons do not produce the desired results, any decisions made in reliance thereon may expose the portfolio to additional risks and losses. The use of models has inherent risks, and the success of relying on or otherwise using a model depends, among other things, on the accuracy and completeness of the model’s development, implementation and maintenance; on the model’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the model. The framework also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The framework also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a risk management framework. The use of derivatives in connection with the framework may expose the portfolio to different and potentially greater risks than if it had only invested in underlying portfolios.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Underlying Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Allocation  Conflicts – The sub-adviser is subject to conflicts of interest in the selection and allocation of the portfolio’s assets among underlying portfolios. The sub-adviser serves as sub-adviser to certain underlying portfolios in which the portfolio may invest. The sub-adviser will receive more revenue when it selects an underlying portfolio it sub-advises for inclusion in the portfolio.
Asset Class Variation – The underlying portfolios invest principally in the securities constituting their asset class (i.e., equity or fixed-income) or underlying index components. However, an underlying portfolio may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying portfolios at any given time, and the percentage of the portfolio's assets invested in various underlying portfolios, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class, and this in turn may adversely affect the portfolio's performance.
Commodities and Commodity-Related Securities – Commodities and commodity-related businesses or industries are subject to changes and volatility in commodity prices generally, regulatory, economic and political developments, weather events and natural disasters, tariffs and trade disruptions, and market disruptions. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments also are subject to the credit risk associated with the issuer, and their value may decline substantially if the issuer’s creditworthiness deteriorates.
Convertible Securities – Convertible securities are subject to risks associated with both fixed-income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument. Certain countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and may be characterized by a lack of available currency hedging instruments.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the portfolio not receiving proceeds from the sale of a loan for an extended period. As a result, the portfolio may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the portfolio may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Frontier Markets – Frontier market countries generally have smaller economies and even less developed capital markets than emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the portfolio.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.

Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The portfolio's investments in loans are also subject to prepayment or call risk.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed-income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the portfolio’s real estate-related investments are concentrated in one geographic area or one property type, the portfolio will also be subject to the risks associated with that one area or property type. The value of the portfolio’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Short Positions – The portfolio may enter into derivatives transactions that have a similar economic effect as short sales such as taking short positions in futures contracts. The portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Because the portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is potentially unlimited.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structure  Conflicts – Transamerica Asset Management, Inc. (“TAM”), the portfolio’s investment manager, has established an investment program whereby a substantial portion of the portfolio’s assets are invested in underlying Transamerica funds. TAM does not consider unaffiliated funds as underlying investment options for these assets, even if unaffiliated funds have better investment performance or lower total expenses.
Tactical Asset Allocation – Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting underlying portfolios, underlying ETFs or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.

U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Prior to July 1, 2016, the portfolio had a different sub-adviser and used different investment strategies. The performance set forth from May 1, 2014 to that date is attributable to that previous sub-adviser. From April 17, 2012 to May 1, 2014, the portfolio was directly managed by TAM, and performance during that period is attributable to TAM.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	12/31/2020	13.87%
Worst Quarter:	3/31/2020	-14.87%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-17.35%	3.86%	6.32%	5/1/2002
Service Class	-17.53%	3.61%	6.06%	5/1/2003
Wilshire 5000 Total Market Index SM (reflects no deduction for fees, expenses or taxes)	-20.15%	8.42%	11.87%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Matthew Cummings, CFA	Portfolio Manager	since May 2023
Michael Feser, CFA	Portfolio Manager	since April 2016
Jeff Geller, CFA	Portfolio Manager	since April 2016
Grace Koo	Portfolio Manager	since April 2016
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica JPMorgan Asset Allocation – Moderate VP

Investment Objective: Seeks capital appreciation and current income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.12%	0.12%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Acquired fund fees and expenses[1]	0.61%	0.61%
Total annual fund operating expenses	0.76%	1.01%
1
Acquired fund fees and expenses reflect the portfolio’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the portfolio’s prospectus.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$78	$243	$422	$942
Service Class	$103	$322	$558	$1,236
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 18% of the average value of its portfolio.
Principal Investment Strategies: The portfolio is a fund of funds. The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets primarily in a broad mix of underlying Transamerica funds (“underlying portfolios”).
The portfolio expects to normally allocate its assets among underlying portfolios with the goal of achieving exposure targets over time of approximately 50% of its net assets in equities, which may include stocks, real estate securities, commodity-related securities and alternative investments, and approximately 50% of its net assets in fixed-income, which may include bonds, cash equivalents and other debt securities. The actual percentage allocations at any time may vary. The sub-adviser may increase equity exposure to approximately 70% of net assets or may decrease equity exposure to approximately 15%, and may increase fixed-income exposure to approximately 85% of net assets or may decrease fixed-income exposure to approximately 30% of net assets, subject to the sub-adviser’s multi-factor risk management framework. The risk management framework is a quantitatively driven process that makes asset allocation recommendations and may suggest a maximum equity exposure and equity exposure reductions based on a set of asset class momentum signals and an expected portfolio level volatility signal. Notwithstanding the portfolio’s equity target and any maximum equity exposure limit imposed under the risk management framework, the sub-adviser may elect to allocate fewer assets to equities and more assets to fixed-income when it believes it is advisable to do so. The portfolio may not achieve its stated asset mix goal.
In seeking to achieve the investment objective of the portfolio, the sub-adviser employs an investment process consisting of four integrated components: long-term strategic asset allocation, underlying strategy and portfolio selection, active or tactical asset allocation and the risk management framework. For the first three components, the sub-adviser’s portfolio management team draws on the analysis produced by dedicated research and strategy teams who support the investment process by generating qualitative and quantitative research and insights, including on the underlying portfolios that TAM has designated as available for investment by the portfolio. For the fourth component, the portfolio management team draws on the output of the risk management framework.
As part of its investment process, the sub-adviser selects underlying equity and fixed-income portfolios to invest in from the underlying portfolios TAM has designated as available for investment by the portfolio and rebalances the portfolio’s assets among the selected underlying portfolios. The underlying portfolios include portfolios sub-advised by the sub-adviser and consistent with the portfolio’s objective and strategies, the sub-adviser is permitted to invest any portion of the portfolio’s assets in underlying portfolios which it sub-advises. When choosing among potential underlying portfolios, the sub-adviser faces a conflict of interest because it will receive additional fees when it selects underlying portfolios for which it also acts as sub-adviser. For more information on the sub-adviser’s conflicts of interest, see Appendix B – “Portfolio Managers” to the SAI.

Exposure to high yield bonds (commonly known as “junk bonds”) and floating rate loans together generally will not exceed 10% of the portfolio’s net assets. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of those portfolios.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying portfolios. The portfolio also may, but is not required to, invest in derivative instruments such as futures contracts for a variety of purposes, including as a means to manage equity and fixed-income exposure (including for purposes of complying with the risk management framework) without having to purchase or sell underlying portfolios and to increase the portfolio’s return as a non-hedging strategy that may be considered speculative. For example, when the level of market volatility is increasing, the sub-adviser may limit the portfolio’s equity exposure by shorting or selling long futures positions on an index. It is anticipated that any derivatives usage by the portfolio would primarily involve the use of exchange-traded equity index, U.S. Treasury and currency futures, but the portfolio also could utilize other types of derivatives. The use of derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price and because the portfolio’s use of derivative instruments may result in its exposure exceeding 100% of portfolio value. The portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin for the portfolio’s obligations under derivatives transactions.
TAM may change the underlying portfolios and the sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Asset Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The available underlying portfolios selected by the sub-adviser may underperform the market or similar portfolios.

Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Risk Management Framework – The portfolio is subject to a multi-factor risk management framework that is intended to reduce equity exposure under certain market conditions. This framework may impose a maximum equity exposure limit for the portfolio in response to individual asset class momentum signals and a portfolio level volatility signal. The framework is intended to improve the portfolio’s absolute and risk-adjusted returns but may not work as intended. The framework may result in the portfolio not achieving its stated asset mix goal or may cause the portfolio to underperform, possibly significantly. Because market conditions change, sometimes rapidly and unpredictably, the success of the framework also will be subject to the sub-adviser’s ability to implement the framework in a timely and efficient manner. The framework may result in periods of underperformance, may fail to protect against market declines, may limit the portfolio’s ability to participate in up markets, may cause the portfolio to underperform its benchmark in rising markets, may increase transaction costs at the portfolio and/or underlying portfolio level and may result in substantial losses if it does not work as intended. For example, if the portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the portfolio’s equity exposure, causing the portfolio to forgo gains from the market rebound. The framework incorporates quantitative models and signals. If those models or signals prove to be flawed or for other reasons do not produce the desired results, any decisions made in reliance thereon may expose the portfolio to additional risks and losses. The use of models has inherent risks, and the success of relying on or otherwise using a model depends, among other things, on the accuracy and completeness of the model’s development, implementation and maintenance; on the model’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the model. The framework also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The framework also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a risk management framework. The use of derivatives in connection with the framework may expose the portfolio to different and potentially greater risks than if it had only invested in underlying portfolios.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Underlying Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Allocation  Conflicts – The sub-adviser is subject to conflicts of interest in the selection and allocation of the portfolio’s assets among underlying portfolios. The sub-adviser serves as sub-adviser to certain underlying portfolios in which the portfolio may invest. The sub-adviser will receive more revenue when it selects an underlying portfolio it sub-advises for inclusion in the portfolio.
Asset Class Variation – The underlying portfolios invest principally in the securities constituting their asset class (i.e., equity or fixed-income) or underlying index components. However, an underlying portfolio may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying portfolios at any given time, and the percentage of the portfolio's assets invested in various underlying portfolios, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class, and this in turn may adversely affect the portfolio's performance.
Commodities and Commodity-Related Securities – Commodities and commodity-related businesses or industries are subject to changes and volatility in commodity prices generally, regulatory, economic and political developments, weather events and natural disasters, tariffs and trade disruptions, and market disruptions. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments also are subject to the credit risk associated with the issuer, and their value may decline substantially if the issuer’s creditworthiness deteriorates.
Convertible Securities – Convertible securities are subject to risks associated with both fixed-income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument. Certain countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and may be characterized by a lack of available currency hedging instruments.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the portfolio not receiving proceeds from the sale of a loan for an extended period. As a result, the portfolio may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the portfolio may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Frontier Markets – Frontier market countries generally have smaller economies and even less developed capital markets than emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the portfolio.
Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The portfolio's investments in loans are also subject to prepayment or call risk.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed-income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the portfolio’s real estate-related investments are concentrated in one geographic area or one property type, the portfolio will also be subject to the risks associated with that one area or property type. The value of the portfolio’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Short Positions – The portfolio may enter into derivatives transactions that have a similar economic effect as short sales such as taking short positions in futures contracts. The portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Because the portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is potentially unlimited.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structure  Conflicts – Transamerica Asset Management, Inc. (“TAM”), the portfolio’s investment manager, has established an investment program whereby a substantial portion of the portfolio’s assets are invested in underlying Transamerica funds. TAM does not consider unaffiliated funds as underlying investment options for these assets, even if unaffiliated funds have better investment performance or lower total expenses.
Tactical Asset Allocation – Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting underlying portfolios, underlying ETFs or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Prior to July 1, 2016, the portfolio had a different sub-adviser and used different investment strategies. The performance set forth from May 1, 2014 to that date is attributable to that previous sub-adviser. From April 17, 2012 to May 1, 2014, the portfolio was directly managed by TAM, and performance during that period is attributable to TAM.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	12/31/2020	10.60%
Worst Quarter:	3/31/2020	-11.49%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-16.08%	2.65%	4.80%	5/1/2002
Service Class	-16.25%	2.41%	4.55%	5/1/2003
Wilshire 5000 Total Market Index SM (reflects no deduction for fees, expenses or taxes)	-20.15%	8.42%	11.87%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Matthew Cummings, CFA	Portfolio Manager	since May 2023
Michael Feser, CFA	Portfolio Manager	since April 2016
Jeff Geller, CFA	Portfolio Manager	since April 2016
Grace Koo	Portfolio Manager	since April 2016
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica JPMorgan Enhanced Index VP

Investment Objective: Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500® Index.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.59%	0.59%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total annual fund operating expenses	0.62%	0.87%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$63	$199	$346	$774
Service Class	$89	$278	$482	$1,073
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 33% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies. The sub-adviser will normally keep the portfolio as fully invested in equity securities as practicable. Industry by industry, the portfolio’s weightings are generally similar to those of the S&P 500® Index. The sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500® Index.
Within each industry, the portfolio’s sub-adviser modestly may overweight stocks that it views as undervalued or fairly valued while modestly underweighting or not holding stocks that it views as overvalued. The portfolio normally invests primarily in common stocks.
As part of its investment process, the sub-adviser seeks to assess the impact of environmental, social and governance (“ESG”) factors on many issuers in the universe in which the portfolio invests. The sub-adviser’s assessment is based on an analysis of what it views as key opportunities and risks across industries to seek to identify financially material issues with respect to the portfolio’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers may be purchased and retained by the portfolio for reasons other than material ESG factors while the portfolio may divest or not invest in securities of issuers that may be positively impacted by such factors.
The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments, including U.S. government securities and repurchase agreements. The portfolio may use index futures to equitize cash.
The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Large Capitalization Companies – The portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a portfolio prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a portfolio could adversely affect the marketability of such securities and a portfolio might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a portfolio’s overall liquidity and performance. Restricted securities may not be listed on an exchange and may have no active trading market. A portfolio may incur additional expense when disposing of restricted securities. Restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the portfolio.
Repurchase Agreements – In a repurchase agreement, the portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations – The sub-adviser considers sustainability and/or ESG factors that it deems relevant, along with other factors and analysis, when sub-advising the portfolio. This usage of sustainability and/or ESG factors or criteria is sometimes referred to as “ESG integration.” The sub-adviser may consider sustainability and/or ESG factors on a meaningful portion of the portfolio’s investments. The sub-adviser may give little or no weight to sustainability and/or ESG factors for certain investments, and not every sustainability and/or ESG factor may be identified or evaluated for every investment. Consideration of sustainability and/or ESG factors is not determinative in the sub-adviser’s investment process, and the sub-adviser may conclude that other attributes of an investment outweigh sustainability and/or ESG considerations when making investment decisions. Applying sustainability and/or ESG factors as part of the portfolio’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across investment advisers (including sub-advisers) and third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries and sectors. The application of these factors could negatively impact the portfolio’s performance. Sustainability and ESG information from issuers and from third party data providers may be incomplete, delayed, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability or ESG characteristics. Regulation of sustainability and ESG investing in the U.S. and abroad is evolving. Regulatory changes with respect to ESG integration could impact the sub-adviser’s ability to consider sustainability and/or ESG criteria as part of its investment process.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	21.86%
Worst Quarter:	3/31/2020	-19.58%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-18.35%	9.47%	12.36%	5/2/1997
Service Class	-18.55%	9.20%	12.08%	5/1/2003
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Tim Snyder, CFA	Portfolio Manager	since May 2013
Raffaele Zingone, CFA	Portfolio Manager	since March 1997
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica JPMorgan International Moderate Growth VP

Investment Objective: Seeks capital appreciation with current income as a secondary objective.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.12%	0.12%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.04%	0.04%
Acquired fund fees and expenses[1]	0.70%	0.70%
Total annual fund operating expenses	0.86%	1.11%
1
Acquired fund fees and expenses reflect the portfolio’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the portfolio’s prospectus.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$88	$274	$477	$1,061
Service Class	$113	$353	$612	$1,352
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 11% of the average value of its portfolio.
Principal Investment Strategies: The portfolio is a fund of funds. The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets primarily in a broad mix of underlying Transamerica funds (“underlying portfolios”).
The portfolio expects to normally allocate its investments in underlying portfolios with the goal of achieving exposure targets over time of approximately 70% of its net assets in equity securities and approximately 30% of its net assets in fixed-income securities, with approximately 10% of its net assets in equity and fixed-income securities of issuers in emerging markets. The actual percentage allocations at any time may vary. The portfolio will generally have exposure to issuers located in at least three different countries outside the U.S. The sub-adviser may increase its international developed markets equity exposure to approximately 90% of the portfolio’s net assets or decrease its international developed markets equity exposure to approximately 30% of net assets, and may increase fixed-income exposure to approximately 70% of net assets or may decrease fixed-income exposure to approximately 10% of net assets, subject to the sub-adviser’s multi-factor risk management framework. The risk management framework is a quantitatively driven process that makes asset allocation recommendations and may suggest a maximum equity exposure and equity exposure reductions based on a set of asset class momentum signals and an expected portfolio level volatility signal. Notwithstanding the portfolio’s equity target and any maximum equity exposure limit imposed under the risk management framework, the sub-adviser may elect to allocate fewer assets to equities and more assets to fixed-income when it believes it is advisable to do so. The portfolio may not achieve its stated asset mix goal.
In seeking to achieve the investment objective of the portfolio, the sub-adviser employs an investment process consisting of four integrated components: long-term strategic asset allocation, underlying strategy and portfolio selection, active or tactical asset allocation and the risk management framework. For the first three components, the sub-adviser’s portfolio management team draws on the analysis produced by dedicated research and strategy teams who support the investment process by generating qualitative and quantitative research and insights, including on the underlying portfolios that TAM has designated as available for investment by the portfolio. For the fourth component, the portfolio management team draws on the output of the risk management framework.
As part of its investment process, the sub-adviser selects underlying equity and fixed-income portfolios to invest in from the underlying portfolios TAM has designated as available for investment by the portfolio and rebalances the portfolio’s assets among the selected underlying portfolios. The underlying portfolios include portfolios sub-advised by the sub-adviser, and consistent with the portfolio’s objective and strategies, the sub-adviser is permitted to invest any portion of the portfolio’s assets in underlying portfolios which it sub-advises. When choosing among potential underlying portfolios, the sub-adviser faces a conflict of interest because it will receive additional fees when it selects underlying portfolios for which it also acts as sub-adviser. For more information on the sub-adviser’s conflicts of interest, see Appendix B – “Portfolio Managers” to the SAI.
Exposure to high yield bonds (commonly known as “junk bonds”) and floating rate loans together generally will not exceed 10% of the portfolio’s net assets. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of those portfolios.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying portfolios. The portfolio also may, but is not required to, invest in derivative instruments such as futures contracts for a variety of purposes, including as a means to manage equity and fixed-income exposure (including for purposes of complying with the risk management framework) without having to purchase or sell underlying portfolios and to increase the portfolio’s return as a non-hedging strategy that may be considered speculative. For example, when the level of market volatility is increasing, the sub-adviser may limit the portfolio’s equity exposure by shorting or selling long futures positions on an index. It is anticipated that any derivatives usage by the portfolio would primarily involve the use of exchange-traded equity index, U.S. Treasury and currency futures, but the portfolio also could utilize other types of derivatives. The use of derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price and because the portfolio’s use of derivative instruments may result in its exposure exceeding 100% of portfolio value. The portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin for the portfolio’s obligations under derivatives transactions.
TAM may change the underlying portfolios and the sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Asset Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The available underlying portfolios selected by the sub-adviser may underperform the market or similar portfolios.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Underlying Portfolios – Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the portfolio's prospectus identifies certain risks of each underlying portfolio.
Risk Management Framework – The portfolio is subject to a multi-factor risk management framework that is intended to reduce equity exposure under certain market conditions. This framework may impose a maximum equity exposure limit for the portfolio in response to individual asset class momentum signals and a portfolio level volatility signal. The framework is intended to improve the portfolio’s absolute and risk-adjusted returns but may not work as intended. The framework may result in the portfolio not achieving its stated asset mix goal or may cause the portfolio to underperform, possibly significantly. Because market conditions change, sometimes rapidly and unpredictably, the success of the framework also will be subject to the sub-adviser’s ability to implement the framework in a timely and efficient manner. The framework may result in periods of underperformance, may fail to protect against market declines, may limit the portfolio’s ability to participate in up markets, may cause the portfolio to underperform its benchmark in rising markets, may increase transaction costs at the portfolio and/or underlying portfolio level and may result in substantial losses if it does not work as intended. For example, if the portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the portfolio’s equity exposure, causing the portfolio to forgo gains from the market rebound. The framework incorporates quantitative models and signals. If those models or signals prove to be flawed or for other reasons do not produce the desired results, any decisions made in reliance thereon may expose the portfolio to additional risks and losses. The use of models has inherent risks, and the success of relying on or otherwise using a model depends, among other things, on the accuracy and completeness of the model’s development, implementation and maintenance; on the model’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the model. The framework also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The framework also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a risk management framework. The use of derivatives in connection with the framework may expose the portfolio to different and potentially greater risks than if it had only invested in underlying portfolios.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Allocation  Conflicts – The sub-adviser is subject to conflicts of interest in the selection and allocation of the portfolio’s assets among underlying portfolios. The sub-adviser serves as sub-adviser to certain underlying portfolios in which the portfolio may invest. The sub-adviser will receive more revenue when it selects an underlying portfolio it sub-advises for inclusion in the portfolio.
Asset Class Variation – The underlying portfolios invest principally in the securities constituting their asset class (i.e., equity or fixed-income) or underlying index components. However, an underlying portfolio may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying portfolios at any given time, and the percentage of the portfolio's assets invested in various underlying portfolios, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class, and this in turn may adversely affect the portfolio's performance.
Commodities and Commodity-Related Securities – Commodities and commodity-related businesses or industries are subject to changes and volatility in commodity prices generally, regulatory, economic and political developments, weather events and natural disasters, tariffs and trade disruptions, and market disruptions. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments also are subject to the credit risk associated with the issuer, and their value may decline substantially if the issuer’s creditworthiness deteriorates.
Convertible Securities – Convertible securities are subject to risks associated with both fixed-income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument. Certain countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and may be characterized by a lack of available currency hedging instruments.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Floating Rate Loans – Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the portfolio not receiving proceeds from the sale of a loan for an extended period. As a result, the portfolio may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the portfolio may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Frontier Markets – Frontier market countries generally have smaller economies and even less developed capital markets than emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the portfolio.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The portfolio's investments in loans are also subject to prepayment or call risk.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed-income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the portfolio’s real estate-related investments are concentrated in one geographic area or one property type, the portfolio will also be subject to the risks associated with that one area or property type. The value of the portfolio’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Short Positions – The portfolio may enter into derivatives transactions that have a similar economic effect as short sales such as taking short positions in futures contracts. The portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Because the portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is potentially unlimited.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structure  Conflicts – Transamerica Asset Management, Inc. (“TAM”), the portfolio’s investment manager, has established an investment program whereby a substantial portion of the portfolio’s assets are invested in underlying Transamerica funds. TAM does not consider unaffiliated funds as underlying investment options for these assets, even if unaffiliated funds have better investment performance or lower total expenses.
Tactical Asset Allocation – Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting underlying portfolios, underlying ETFs or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Prior to July 1, 2016, the portfolio had a different sub-adviser and used different investment strategies. The performance set forth from May 1, 2014 to that date is attributable to that previous sub-adviser. From April 17, 2012 to May 1, 2014, the portfolio was directly managed by TAM, and performance during that period is attributable to TAM.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	12/31/2020	14.93%
Worst Quarter:	3/31/2020	-17.94%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-17.28%	1.57%	3.93%	5/1/2006
Service Class	-17.42%	1.33%	3.68%	5/1/2006
MSCI World Index ex-U.S. (reflects no deduction for fees, expenses or taxes)	-13.82%	2.32%	5.11%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Matthew Cummings, CFA	Portfolio Manager	since May 2023
Michael Feser, CFA	Portfolio Manager	since April 2016
Jeff Geller, CFA	Portfolio Manager	since April 2016
Grace Koo	Portfolio Manager	since April 2016
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica JPMorgan Mid Cap Value VP

Investment Objective: Seeks growth from capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.84%	0.84%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total annual fund operating expenses	0.87%	1.12%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$89	$278	$482	$1,073
Service Class	$114	$356	$617	$1,363
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 15% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap®Value Index1 and/or between $1 billion and $20 billion at the time of purchase. As of the current reconstitution of the Russell Midcap® Value Index on June 30, 2022, the market capitalizations of the companies in the index ranged from $6 billion to $47 billion. The portfolio will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts. Maximum weightings in any sector are double that of the benchmark or 25%, whichever is greater. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The sub-adviser may use derivatives, including futures contracts, covered call options, options on futures contracts and stock index futures and options, for the purpose of remaining fully invested, equitizing cash, reducing transaction costs or managing interest rate risk.
As part of its investment process, the sub-adviser seeks to assess the impact of environmental, social and governance (“ESG”) factors on many issuers in the universe in which the portfolio invests. The sub-adviser’s assessment is based on an analysis of what it views as key opportunities and risks across industries to seek to identify financially material issues with respect to the portfolio’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers may be purchased and retained by the portfolio for reasons other than material ESG factors while the portfolio may divest or not invest in securities of issuers that may be positively impacted by such factors.
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Convertible Securities – Convertible securities are subject to risks associated with both fixed-income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. In addition, depositary receipts expose the portfolio to risk associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depositary bank and to the sponsors and other parties with whom the depositary bank establishes the programs. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed-income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations – The sub-adviser considers sustainability and/or ESG factors that it deems relevant, along with other factors and analysis, when sub-advising the portfolio. This usage of sustainability and/or ESG factors or criteria is sometimes referred to as “ESG integration.” The sub-adviser may consider sustainability and/or ESG factors on a meaningful portion of the portfolio’s investments. The sub-adviser may give little or no weight to sustainability and/or ESG factors for certain investments, and not every sustainability and/or ESG factor may be identified or evaluated for every investment. Consideration of sustainability and/or ESG factors is not determinative in the sub-adviser’s investment process, and the sub-adviser may conclude that other attributes of an investment outweigh sustainability and/or ESG considerations when making investment decisions. Applying sustainability and/or ESG factors as part of the portfolio’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across investment advisers (including sub-advisers) and third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries and sectors. The application of these factors could negatively impact the portfolio’s performance. Sustainability and ESG information from issuers and from third party data providers may be incomplete, delayed, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability or ESG characteristics. Regulation of sustainability and ESG investing in the U.S. and abroad is evolving. Regulatory changes with respect to ESG integration could impact the sub-adviser’s ability to consider sustainability and/or ESG criteria as part of its investment process.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	12/31/2020	19.66%
Worst Quarter:	3/31/2020	-31.14%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-8.23%	5.99%	9.90%	5/3/1999
Service Class	-8.43%	5.71%	9.62%	5/1/2003
Russell Midcap® Value Index[1] (reflects no deduction for fees, expenses or taxes)	-12.03%	5.72%	10.11%
1
“Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Lawrence Playford, CFA	Portfolio Manager	since March 2004
Jonathan K. L. Simon	Portfolio Manager	since March 2004
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica JPMorgan Tactical Allocation VP

Investment Objective: Seeks current income and preservation of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.71%	0.71%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.04%	0.04%
Acquired fund fees and expenses[1]	0.01%	0.01%
Total annual fund operating expenses	0.76%	1.01%
1
Acquired fund fees and expenses reflect the portfolio’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the portfolio’s prospectus.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$78	$243	$422	$942
Service Class	$103	$322	$558	$1,236
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 106% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by allocating, under normal circumstances, substantially all of the portfolio’s assets to a mix of asset classes and related futures contracts.
Generally, the portfolio’s long-term strategic asset allocation is expected to be as follows: 25% of portfolio net assets in global equity securities and 75% of portfolio net assets in fixed-income securities. The portfolio managers determine the portfolio’s asset allocations. The portfolio managers will generally allocate to separately managed sleeves comprised of individual fixed-income and equity securities. Each separately managed sleeve is managed by distinct investment teams at the sub-adviser specializing in specific equity or fixed-income strategies, as well as up to a maximum of 10% of net assets allocated by the portfolio managers to mutual funds advised by the sub-adviser.
In addition to the strategic asset allocation, the portfolio utilizes a tactical asset allocation strategy that seeks to generate additional return by over/underweighting asset classes that the sub-adviser believes are poised to appreciate/depreciate. In implementing the tactical asset allocation strategy, the sub-adviser has the ability to adjust the portfolio’s allocation of assets as follows: 18% to 32% of portfolio net assets in global equity exposure and 68% to 82% of portfolio net assets in fixed-income and cash exposure. The sub-adviser’s tactical asset allocation process incorporates a wide range of qualitative and quantitative inputs. Using these inputs, the sub-adviser’s portfolio management team assesses the relative attractiveness of different asset classes around the world and determines the appropriate portfolio positions to reflect their tactical views. The tactical positions are typically implemented by buying and selling futures contracts, but may also include the use of mutual funds and exchange traded funds (“ETFs”) to access markets that lack active futures contracts (such as emerging markets equity, high yield bonds, real estate investment trusts (“REITs”) and emerging markets debt). Tactical currency positions may be implemented through the use of derivative instruments including futures and forwards (deliverable and non-deliverable).
The combined position size for U.S. REITs and international REITs will not exceed 5% at time of purchase. The combined position size for emerging markets equity and emerging markets debt will not exceed 5% at time of purchase. The portfolio’s equity allocation may include small, medium or large capitalization companies. The portfolio’s fixed-income allocation may include non-agency mortgage-backed securities, as well as high yield debt securities (commonly known as “junk bonds”). Junk bonds are high risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
As part of its investment process, the sub-adviser seeks to assess the impact of environmental, social and governance (“ESG”) factors on many issuers in the universe in which the portfolio invests. The sub-adviser’s assessment is based on an analysis of what it views as key opportunities and risks across industries to seek to identify financially material issues with respect to the portfolio’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers may be purchased and retained by the portfolio for reasons other than material ESG factors while the portfolio may divest or not invest in securities of issuers that may be positively impacted by such factors.
The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Asset Class Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy or other issuer is incorrect.
Tactical Asset Allocation – Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting underlying mutual funds, underlying ETFs or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the portfolio. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument. Certain countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and may be characterized by a lack of available currency hedging instruments.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the portfolio.
Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Large Capitalization Companies – The portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
LIBOR – Many financial instruments, financings or other transactions to which the portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the portfolio, issuers of instruments in which the portfolio invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the portfolio or the portfolio’s investments cannot yet be determined.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a portfolio prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a portfolio could adversely affect the marketability of such securities and a portfolio might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a portfolio’s overall liquidity and performance. Restricted securities may not be listed on an exchange and may have no active trading market. A portfolio may incur additional expense when disposing of restricted securities. Restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the portfolio.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Repurchase Agreements – In a repurchase agreement, the portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Short Sales – A short sale may be effected by selling a security that the portfolio does not own. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio may also pay transaction costs and borrowing fees in connection with short sales.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations – The sub-adviser considers sustainability and/or ESG factors that it deems relevant, along with other factors and analysis, when sub-advising the portfolio. This usage of sustainability and/or ESG factors or criteria is sometimes referred to as “ESG integration.” The sub-adviser may consider sustainability and/or ESG factors on a meaningful portion of the portfolio’s investments. The sub-adviser may give little or no weight to sustainability and/or ESG factors for certain investments, and not every sustainability and/or ESG factor may be identified or evaluated for every investment. Consideration of sustainability and/or ESG factors is not determinative in the sub-adviser’s investment process, and the sub-adviser may conclude that other attributes of an investment outweigh sustainability and/or ESG considerations when making investment decisions. Applying sustainability and/or ESG factors as part of the portfolio’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across investment advisers (including sub-advisers) and third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries and sectors. The application of these factors could negatively impact the portfolio’s performance. Sustainability and ESG information from issuers and from third party data providers may be incomplete, delayed, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability or ESG characteristics. Regulation of sustainability and ESG investing in the U.S. and abroad is evolving. Regulatory changes with respect to ESG integration could impact the sub-adviser’s ability to consider sustainability and/or ESG criteria as part of its investment process.
Underlying Exchange-Traded Funds and Mutual Funds –  When the portfolio invests its assets in various underlying ETFs and mutual funds (the “underlying portfolios”), its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subject to the portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	8.54%
Worst Quarter:	6/30/2022	-7.23%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-14.80%	1.80%	3.38%	3/1/1994
Service Class	-15.03%	1.55%	3.13%	5/1/2003
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Russell 3000® Index[1] (reflects no deduction for fees, expenses or taxes)	-19.21%	8.79%	12.13%
Transamerica JPMorgan Tactical Allocation VP Blended Benchmark[2] (reflects no deduction for fees, expenses or taxes)	-14.00%	1.92%	3.48%
1
“Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
2
The Transamerica JPMorgan Tactical Allocation VP Blended Benchmark consists of the following: Bloomberg US Aggregate Bond Index (75%) and the MSCI World Index (25%). Prior to September 30, 2017, the Transamerica JPMorgan Tactical Allocation VP Blended Benchmark consisted of the Bloomberg Barclays US Aggregate Bond Index (75%), the Russell 3000® Index (20%), and the MSCI EAFE Index (5%).

Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Michael Feser, CFA	Portfolio Manager	since April 2016
Gary Herbert, CFA	Portfolio Manager	since May 2021
Morgan Moriarty, CFA	Portfolio Manager	since October 2019
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Madison Diversified Income VP

Investment Objective: Seeks high total return through the combination of income and capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.73%	0.73%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.08%[1]	0.08%
Total annual fund operating expenses	0.81%	1.06%
1
Other expenses for Initial Class shares are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$83	$259	$450	$1,002
Service Class	$108	$337	$585	$1,294
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 32% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio’s sub-adviser, Madison Asset Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets primarily in a broad mix of securities including bonds, U.S. stocks, foreign stocks, and money market instruments.
Bonds, stock and cash components of the portfolio will vary, reflecting the sub-adviser’s judgment of the relative availability of attractively yielding and priced stocks and bonds.
Under normal market conditions, the balance between the two strategies of the portfolio, i.e., fixed-income investing and equity investing, is generally targeted at 60% of net assets in fixed-income and 40% of net assets in equity, but is ultimately determined by the sub-adviser after reviewing the risks associated with each type of investment, with the goal of meaningful risk reduction as market conditions demand.
Bonds (including investment grade and mortgage- or asset-backed) may constitute up to 100% of the portfolio’s net assets. Fixed-income securities are chosen by the sub-adviser based on the evaluation of the issuer, industry, market sector and maturity relative to overall portfolio structure. Stocks (including common, preferred and convertible bonds) may constitute up to 42% of the portfolio’s net assets. The portfolio does not intend to hold real estate or high yield securities. Equity securities are chosen by the sub-adviser based on the size and growth potential of their dividends.
The portfolio may also invest in exchange traded funds (“ETFs”) that are registered investment companies and may also write (sell) covered call options, up to 5% of its net assets when deemed appropriate by the sub-adviser, in an effort to generate additional income through the collection of option premiums.
The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the portfolio. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Convertible Securities – Convertible securities are subject to risks associated with both fixed-income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.

Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed-income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a portfolio prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a portfolio could adversely affect the marketability of such securities and a portfolio might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a portfolio’s overall liquidity and performance. Restricted securities may not be listed on an exchange and may have no active trading market. A portfolio may incur additional expense when disposing of restricted securities. Restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the portfolio.
Underlying Exchange-Traded Funds – To the extent the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
Performance information for Initial Class shares will be included after the share class has been in operation for one complete calendar year.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.

Annual Total Returns (calendar years ended December 31) - Service Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	7.25%
Worst Quarter:	3/31/2020	-7.37%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Service Class	-10.38%	3.55%	4.89%	5/1/2011
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Russell 1000® Index[1] (reflects no deduction for fees, expenses or taxes)	-19.13%	9.13%	12.37%
Transamerica Madison Diversified Income VP Blended Benchmark[2] (reflects no deduction for fees, expenses or taxes)	-15.18%	3.97%	5.72%
1
“Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
2
The Transamerica Madison Diversified Income VP Blended Benchmark consists of the following: Bloomberg US Aggregate Bond Index, 60% and Russell 1000® Index, 40%.

Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Madison Asset Management, LLC Portfolio Managers:
John Brown, CFA	Portfolio Manager	since May 2011
Drew Justman, CFA	Portfolio Manager	since April 2013
Chris Nisbet, CFA	Portfolio Manager	since May 2013
Allen Olson, CFA	Portfolio Manager	since May 2021
Mike Sanders, CFA	Portfolio Manager	since May 2020
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
The portfolio does not currently offer Initial class shares.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Market Participation Strategy VP

Investment Objective: Seeks capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.68%	0.68%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.04%[1]	0.04%
Total annual fund operating expenses	0.72%	0.97%
1
Other expenses for Initial Class shares are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$74	$230	$401	$894
Service Class	$99	$309	$536	$1,190
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 3% of the average value of its portfolio. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the portfolio’s turnover rate.
Principal Investment Strategies: The portfolio seeks to provide upside participation in the stock market when the stock market advances and to reduce declines in the portfolio’s value when the stock market declines.
The portfolio’s strategy is designed to provide upside equity participation while seeking to reduce downside risk over the course of a full market cycle. The portfolio does not invest directly in equity securities. The portfolio gains equity exposure through investments in S&P 500® Index options and futures. The portfolio also invests in U.S. Treasuries, U.S. Treasury futures, U.S. agency bonds and bonds issued by supranational agencies.
The portfolio’s sub-adviser, PGIM Quantitative Solutions LLC (the “sub-adviser”), periodically rebalances the asset mix of U.S. Treasuries, U.S. Treasury futures, U.S. agency bonds, bonds issued by supranational agencies and equity index options and futures to respond to changing market conditions and to achieve what it believes to be the optimal balance between risk and reward. When determining the allocation and when to rebalance, the sub-adviser takes into account, among other factors: interest rates, the portfolio’s equity exposure, the percentage of the portfolio invested in options, the current level of the S&P 500® Index, the volatility of S&P 500® Index options, bond and dividend yields, the delta of the portfolio’s options positions (which is a measure of the sensitivity of the portfolio’s option prices to changes in price of the S&P 500® Index), and time to maturity of the options. The sub-adviser also considers internal research generated by its asset allocation team when evaluating the relative attractiveness of equity versus fixed-income exposure.
There are no limitations on the amount of the portfolio’s assets that may be invested in fixed-income or equity investments.
The portfolio is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Asset Class Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy or other issuer is incorrect.
Tactical Asset Allocation – Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting investments may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty
(including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
Non-Diversification – As a “non-diversified” portfolio, the portfolio may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the portfolio more susceptible to negative events affecting those issuers.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the credit quality or value of any underlying assets declines, the value of your investment will decline. Below investment grade, high-yield debt securities (commonly known as “junk bonds”) have a higher risk of default or are already in default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Repurchase Agreements – In a repurchase agreement, the portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.

Zero Coupon Bonds – Zero coupon bonds pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
Performance information for Initial Class shares will be included after the share class has been in operation for one complete calendar year.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.

Annual Total Returns (calendar years ended December 31) - Service Class

	Quarter Ended	Return
Best Quarter:	12/31/2020	7.15%
Worst Quarter:	6/30/2022	-9.67%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Service Class	-15.30%	6.11%	6.37%	9/17/2012
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%
Bloomberg US Government 5-10 Year Index (reflects no deduction for fees, expenses or taxes)	-12.58%	0.14%	0.74%
Transamerica Market Participation Strategy VP Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes)	-12.63%	5.44%	7.15%
1
The Transamerica Market Participation Strategy VP Blended Benchmark consists of the following: Bloomberg Intermediate Government Bond Index, 50% and S&P 500® Index, 50%.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: PGIM Quantitative Solutions LLC Portfolio Managers:
Joel Kallman, CFA	Portfolio Manager	since 2016
Devang Gambhirwala	Portfolio Manager	since 2012
Marcus M. Perl	Portfolio Manager	since 2012
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
The portfolio does not currently offer Initial class shares.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Morgan Stanley Capital Growth VP

Investment Objective: Seeks to maximize long-term growth.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.73%	0.73%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total annual fund operating expenses	0.76%	1.01%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$78	$243	$422	$942
Service Class	$103	$322	$558	$1,236
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 37% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), under normal circumstances, seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations at the time of purchase within the range of companies included in the Russell 1000® Growth Index1, which as of December 31, 2022, was between $735.67 million and $2.07 trillion. The portfolio typically invests in a relatively small number of companies. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
The portfolio may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries, securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar denominated securities that are traded on a U.S. exchange and local shares of non-U.S. issuers. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in, that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. The portfolio’s equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds (“ETFs”), and other specialty securities having equity features.
The sub-adviser emphasizes a “bottom-up” stock selection process, seeking attractive investments on an individual company basis. The sub-adviser integrates environmental, social and governance (“ESG”) factors into its investment process by using ESG factors as a lens for additional fundamental research, which can contribute to its investment decision-making. This analysis of ESG factors is subjective and not determinative in the sub-adviser's investment process. The sub-adviser may conclude that other attributes of an investment outweigh ESG factors when making investment decisions.
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.

Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Large Capitalization Companies – The portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Convertible Securities – Convertible securities are subject to risks associated with both fixed-income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.

Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument. Certain countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and may be characterized by a lack of available currency hedging instruments.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. In addition, depositary receipts expose the portfolio to risk associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depositary bank and to the sponsors and other parties with whom the depositary bank establishes the programs. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed-income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations – The sub-adviser considers sustainability and/or ESG factors that it deems relevant, along with other factors and analysis, when sub-advising the portfolio. This usage of sustainability and/or ESG factors or criteria is sometimes referred to as “ESG integration.” The sub-adviser may consider sustainability and/or ESG factors on a meaningful portion of the portfolio’s investments. The sub-adviser may give little or no weight to sustainability and/or ESG factors for certain investments, and not every sustainability and/or ESG factor may be identified or evaluated for every investment. Consideration of sustainability and/or ESG factors is not determinative in the sub-adviser’s investment process, and the sub-adviser may conclude that other attributes of an investment outweigh sustainability and/or ESG considerations when making investment decisions. Applying sustainability and/or ESG factors as part of the portfolio’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across investment advisers (including sub-advisers) and third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries and sectors. The application of these factors could negatively impact the portfolio’s performance. Sustainability and ESG information from issuers and from third party data providers may be incomplete, delayed, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability or ESG characteristics. Regulation of sustainability and ESG investing in the U.S. and abroad is evolving. Regulatory changes with respect to ESG integration could impact the sub-adviser’s ability to consider sustainability and/or ESG criteria as part of its investment process.
Underlying Exchange-Traded Funds – To the extent the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the warrant is not exercised before the expiration date, it generally expires without any value and the portfolio will lose any amount it paid for the warrant.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	60.46%
Worst Quarter:	6/30/2022	-40.77%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-59.84%	2.81%	10.97%	5/3/1999
Service Class	-59.91%	2.57%	10.71%	5/1/2003
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	-29.14%	10.96%	14.10%
1
“Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Inc. Portfolio Managers:
Dennis P. Lynch	Lead Portfolio Manager	since April 2011
Sam G. Chainani, CFA	Portfolio Manager	since April 2011
Jason C. Yeung, CFA	Portfolio Manager	since April 2011
David S. Cohen	Portfolio Manager	since April 2011
Armistead B. Nash	Portfolio Manager	since April 2011
Alexander T. Norton	Portfolio Manager	since April 2011
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP

Investment Objective: Seeks to provide capital appreciation and income while seeking to manage volatility.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.20%	0.20%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.05%[1]	0.05%
Acquired fund fees and expenses[2]	0.83%	0.83%
Total annual fund operating expenses	1.08%	1.33%
Fee waiver and/or expense reimbursement[3]	0.03%	0.03%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.05%	1.30%
1
Other expenses for Initial Class shares are based on estimates for the current fiscal year.
2
Acquired fund fees and expenses reflect the portfolio’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the portfolio’s prospectus.
3
Contractual arrangements have been made with the portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2024 to waive fees and/or reimburse portfolio expenses to the extent that the total annual fund operating expenses exceed 0.22% for Initial Class shares and 0.47% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. These arrangements cannot be terminated prior to May 1, 2024 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the portfolio, in the class’s total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. The Example reflects applicable waivers and/or reimbursements for the duration of such arrangement(s). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$107	$340	$593	$1,314
Service Class	$132	$418	$726	$1,599
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 2% of the average value of its portfolio. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the portfolio's turnover rate.
Principal Investment Strategies: The portfolio’s sub-adviser, Milliman Financial Risk Management LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in Transamerica Morgan Stanley Global Allocation VP (the “Underlying Portfolio”). The portfolio employs a risk management strategy in an effort to manage return volatility.
Under normal circumstances, the Underlying Portfolio’s sub-adviser, Morgan Stanley Investment Management Inc. (“Morgan Stanley”), seeks to achieve the portfolio’s investment objective by investing primarily in a blend of equity and fixed-income securities of U.S. and non-U.S. issuers. Equity securities may include common and preferred stocks, depositary receipts, convertible securities, equity-linked securities, real estate investment trusts (“REITs”), rights and warrants to purchase equity securities and limited partnership interests. Fixed-income securities may include mortgage-related or mortgage-backed securities, inflation-linked fixed-income securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities. The Underlying Portfolio’s neutral allocation is 60% of net assets in equity securities and 40% of net assets in fixed-income securities, including cash and cash equivalent securities, although this allocation may change and vary significantly in response to changing market conditions, as the sub-adviser to the Underlying Portfolio tactically allocates the Underlying Portfolio’s assets.

The Underlying Portfolio’s sub-adviser utilizes a “top-down” investment approach that focuses on asset class, sector, region, country and currency and thematic allocations. The Underlying Portfolio’s sub-adviser’s investment and allocation decisions for the Underlying Portfolio are based on that sub-adviser’s evaluations, analyses and judgments, taking into account results of its fundamental market research and recommendations generated by the Underlying Portfolio’s quantitative inputs. The Underlying Portfolio’s sub-adviser’s research process generally focuses on the following factors across asset classes: 1) valuation (both relative and absolute), 2) dynamics, including earnings revisions, interest rate policy and inflation expectations and 3) sentiment, such as investor flows and positioning. The Underlying Portfolio may invest in any country, including developing or emerging market countries. The Underlying Portfolio allocates its assets among various countries, including the U.S. (but in no fewer than three countries). Under normal market conditions and over a full market cycle, the Underlying Portfolio’s U.S. and non-U.S. exposures will be generally consistent with those of the Underlying Portfolio’s global multi-asset secondary benchmark, the Transamerica Morgan Stanley Global Allocation VP Blended Benchmark, which consists of the MSCI All Country World Index Net (60%) and Bloomberg Global Aggregate Index (40%). The Underlying Portfolio’s investments may be U.S. and non-U.S. dollar denominated. In determining whether to sell a security, the Underlying Portfolio’s sub-adviser considers a number of factors, including changes in capital appreciation potential, or the overall assessment of asset class, sector, region, country, and currency and thematic allocation shifts.
The Underlying Portfolio may invest in equity securities of companies of all capitalization ranges. The Underlying Portfolio has no credit quality, maturity or duration requirements with respect to its fixed-income investments. The mortgage-backed securities in which the Underlying Portfolio may invest include mortgage pass-through securities that represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks.
The Underlying Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio construction, capital appreciation, or to earn income. The Underlying Portfolio’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and structured investments (including commodity-linked notes), and other related instruments and techniques. The Underlying Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Underlying Portfolio will be counted toward the Underlying Portfolio’s exposure to the types of securities listed above to the extent they have economic characteristics similar to such securities.
The Underlying Portfolio may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Underlying Portfolio organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Subsidiary has the same investment objective as the Underlying Portfolio and is managed by TAM and sub-advised by Morgan Stanley.
Investments in the Subsidiary are intended to provide the portfolio with exposure to commodities markets within the limitations of the federal tax requirements that apply to the portfolio. The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include, but are not limited to, total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. The Subsidiary may also invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).
The Underlying Portfolio may invest up to 10% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
The portfolio seeks to manage return volatility by employing a managed risk strategy. The portfolio’s managed risk strategy seeks to stabilize the volatility of the portfolio around a target volatility level. Managing to the portfolio’s volatility target is expected to, on average over time, result in approximately 50% equity-related exposure and approximately 50% fixed-income exposure. Managing to the target volatility level may, at times, result in the portfolio’s exposures varying significantly from this asset mix goal. The sub-adviser may use derivative instruments to accomplish this goal, which may include: equity futures contracts, treasury futures contracts, currency futures contracts, and other derivative instruments judged by the sub-adviser to be beneficial to achieve the goals of the managed risk strategy. The sub-adviser may also buy or sell derivative instruments based on one or more market indices in an attempt to maintain the portfolio’s volatility at the targeted level in an environment in which the sub-adviser expects market volatility to decrease or increase, respectively. The sub-adviser selects individual derivative instruments that it believes will have prices that are highly correlated to the Underlying Portfolio’s positions. The sub-adviser adjusts derivative instruments to manage overall net portfolio risk exposure, in an attempt to stabilize the volatility of the portfolio around a predetermined target level and reduce the potential for portfolio losses during periods of significant market declines. The sub-adviser seeks to monitor and forecast volatility in the markets using a proprietary model, and adjust the portfolio’s derivative instruments accordingly. In addition, the sub-adviser will monitor liquidity levels of relevant derivative instruments and transparency provided by exchanges or the counterparties in derivatives transactions.
The sub-adviser may, during periods of rising security prices, implement strategies in an attempt to preserve gains on the portfolio’s positions. The sub-adviser may, during periods of falling security prices, implement additional strategies in an effort to reduce losses in adverse market conditions.

In these situations, the sub-adviser’s activity could significantly reduce the portfolio’s net economic exposure to equity securities. Following market declines, a downside rebalancing strategy may be used to decrease the amount of derivative instruments used to hedge the portfolio. The sub-adviser also may adjust derivative instruments to realign individual positions when the portfolio’s asset allocation profile is rebalanced. The target volatility level will be set from time to time by the investment manager and sub-adviser and may be adjusted if deemed advisable in the judgment of the investment manager and sub-adviser.
Depending on market conditions, scenarios may occur where the portfolio has no positions in any derivative instruments.
The portfolio is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in the underlying portfolio, is subject to the risks of the underlying portfolio. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio (either directly or through its investments in the underlying portfolio). An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Managed Risk Strategy – The portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the portfolio’s ability to participate in up markets, may cause the portfolio to underperform its benchmark in up markets, may increase transaction costs at the portfolio and/or Underlying Portfolio level and may result in substantial losses if it does not work as intended. For example, if the portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the portfolio’s equity exposure, causing the portfolio to forgo gains from the market rebound. Managing the portfolio pursuant to the strategy may result in the portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Asset Class Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset class allocation and reallocation from time to time. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy or other issuer is incorrect.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Underlying Portfolio falls, the value of your investment will go down. The Underlying Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Underlying Portfolio – Because the portfolio invests its assets in the Underlying Portfolio, its ability to achieve its investment objective depends largely on the performance of the Underlying Portfolio in which it invests. The Underlying Portfolio in which the portfolio may invest has its own investment risks, and those risks can affect the value of the Underlying Portfolio’s shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of the Underlying Portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the Underlying Portfolio in which it invests.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Non-Diversification – As a “non-diversified” portfolio, the portfolio may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the portfolio more susceptible to negative events affecting those issuers.
Subsidiary – By investing in the Subsidiary, the Underlying Portfolio will be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments that will be held by the Subsidiary are generally similar to those that are permitted to be held by the Underlying Portfolio and will be subject to all of the risks that apply to similar investments if held directly by the Underlying Portfolio. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to the investor protections of the Investment Company Act. Although certain regulated investment companies received private letter rulings from the Internal Revenue Service (“IRS”) with respect to their investment in entities similar to the Subsidiary, the Underlying Portfolio has not received such a ruling. The IRS is no longer issuing private letter rulings on structures of this kind. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the portfolio and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the portfolio.
Commodities and Commodity-Related Securities – Commodities and commodity-related businesses or industries are subject to changes and volatility in commodity prices generally, regulatory, economic and political developments, weather events and natural disasters, tariffs and trade disruptions, and market disruptions. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments also are subject to the credit risk associated with the issuer, and their value may decline substantially if the issuer’s creditworthiness deteriorates.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
CFTC Regulation – The Investment Manager has registered as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment manager to the portfolio. The Investment Manager is therefore subject to dual regulation by the SEC and the Commodity Futures Trading Commission (“CFTC”), and is a member of the National Futures Association and is also subject to its rules. Regulation of commodity investing continues to change, and additional compliance and other expenses may be incurred.
China A–Shares – The portfolio may invest in equity securities of certain Chinese companies, referred to as China A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”). The Programs are subject to daily quota limitations, which may restrict the portfolio’s ability to invest in China A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China A-shares may fluctuate at times when the portfolio is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. Further, regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or the portfolio’s investments through the Programs. There is no guarantee that applicable exchanges in Hong Kong and mainland China will continue to support the Programs in the future.
Investments in China A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market.
In addition, uncertainties in mainland China tax legislation could result in unexpected tax liabilities for a portfolio and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China A-shares by the portfolio.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument. Certain countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and may be characterized by a lack of available currency hedging instruments.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Hedging – The portfolio may buy and sell futures contracts, put and call options, forward contracts and other instruments as a hedge. The portfolio’s hedging strategies may not work as intended, and the portfolio may be in a less favorable position than if it had not used a hedging instrument.
Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Investments in the China Interbank Bond Market – The portfolio is subject to additional risks when investing through China’s Bond Connect program (“Bond Connect”), which allows non-Chinese investors to purchase certain fixed-income investments available from the China Interbank Bond Market (“CIBM”). The Chinese investment and banking systems are materially different in nature from many developed markets, which exposes investors to risks that are different from those in the U.S. because Bond Connect uses the trading infrastructure of both Hong Kong and China. If either one or both markets involved are closed on a day the portfolio is open, the portfolio may not be able to add to or exit a position on such a day, which could adversely affect the portfolio’s performance. Securities offered through Bond Connect may lose their eligibility for trading through Bond Connect at any time, and if such an event occurs, the portfolio could sell, but could no longer purchase, such securities through Bond Connect. Investing through Bond Connect also includes the risk that the portfolio may have a limited ability to enforce rights as a bondholder as well as the risks of settlement delays and counterparty default related to the sub-custodian. Securities purchased through Bond Connect generally may not be sold, purchased, or otherwise transferred other than through Bond Connect in accordance with applicable rules.
Bond Connect is relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to Bond Connect as published or applied by any applicable authority are relatively untested and are subject to change from time to time. There can be no assurance that Bond Connect will not be restricted, suspended or abolished. If such event occurs, the portfolio’s ability to invest in the CIBM through Bond Connect may be adversely affected, and if the portfolio is unable to adequately access the CIBM through other means, the portfolio’s ability to achieve its investment objective may be adversely affected.
Large Capitalization Companies – The portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the portfolio. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed-income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the portfolio’s real estate-related investments are concentrated in one geographic area or one property type, the portfolio will also be subject to the risks associated with that one area or property type. The value of the portfolio’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Repurchase Agreements – In a repurchase agreement, the portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Tax – The underlying portfolio may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through the underlying portfolio’s investments in the Subsidiary. The tax treatment of commodity-linked notes, other commodity-linked derivatives and the underlying portfolio’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the portfolio’s taxable income or gains and of distributions made by the portfolio.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the warrant is not exercised before the expiration date, it generally expires without any value and the portfolio will lose any amount it paid for the warrant.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
Performance information for Initial Class shares will be included after the share class has been in operation for one complete calendar year.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
Prior to April 30, 2020, the Underlying Portfolio was named Transamerica BlackRock Global Allocation VP, had a different sub-adviser, different investment objective and used different investment strategies. The Underlying Portfolio’s performance during this period is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Service Class

	Quarter Ended	Return
Best Quarter:	12/31/2020	7.98%
Worst Quarter:	3/31/2020	-9.67%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	Since Inception	Inception Date
Service Class	-16.23%	0.23%	1.13%	11/10/2014
MSCI All Country World Index Net (reflects no deduction for fees, expenses or taxes)	-18.36%	5.23%	6.61%
Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes)	-17.11%	2.56%	3.74%
1
The Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP Blended Benchmark consists of the following: MSCI All Country World Index Net, 50% and Bloomberg Global Aggregate Index, 50%.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Milliman Financial Risk Management LLC Portfolio Managers:
Adam Schenck, CFA	Portfolio Manager	since November 2014
Maria Schiopu, CFA	Portfolio Manager	since May 2018
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
The portfolio does not currently offer Initial Class shares.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Morgan Stanley Global Allocation VP

Investment Objective: Seeks high total return.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees[1]	0.75%	0.75%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.18%	0.18%
Interest expense[2]	0.10%	0.10%
All other expenses	0.08%	0.08%
Total annual fund operating expenses[3]	0.93%	1.18%
Fee waiver and/or expense reimbursement[1]	0.10%	0.10%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.83%	1.08%
1
Management fees include the management fees borne by the portfolio as the sole shareholder of the Subsidiary (defined below). The Subsidiary has entered into a separate contract with the portfolio's investment manager, Transamerica Asset Management, Inc. (“TAM”), for the management of the Subsidiary portfolio pursuant to which the Subsidiary pays TAM a fee that is the same, as a percentage of net assets, as the management fee of the portfolio. TAM has contractually agreed to waive a portion of the portfolio's management fee in an amount equal to the management fee paid to TAM by the Subsidiary. This management fee waiver, which is reflected in the “fee waiver and/or expense reimbursement” line, may not be discontinued by TAM as long as its contract with the Subsidiary is in place.
2
Interest expense results from the portfolio’s use of certain investments, such as sale-buyback transactions. Any interest expense amount will vary based on the portfolio’s use of those investments.
3
Total annual fund operating expenses reflect certain adjusted expenses of the Subsidiary and, as a result, differ from those shown in the Financial Highlights section of the portfolio’s prospectus.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. The Example reflects applicable waivers and/or reimbursements for the duration of such arrangement(s). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$85	$286	$505	$1,134
Service Class	$110	$365	$639	$1,423
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 51% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing primarily in a blend of equity and fixed-income securities of U.S. and non-U.S. issuers. Equity securities may include common and preferred stocks, depositary receipts, convertible securities, equity-linked securities, real estate investment trusts (“REITs”), rights and warrants to purchase equity securities and limited partnership interests. Fixed-income securities may include mortgage-related or mortgage-backed securities, inflation-linked fixed-income securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities. The portfolio’s neutral allocation is 60% of net assets in equity securities and 40% of net assets in fixed-income securities, including cash and cash equivalent securities, although this allocation may change and vary significantly in response to changing market conditions, as the sub-adviser tactically allocates the portfolio’s assets.
The sub-adviser utilizes a “top-down” investment approach that focuses on asset class, sector, region, country and currency and thematic allocations. The sub-adviser’s investment and allocation decisions for the portfolio are based upon the sub-adviser’s evaluations, analyses and judgments, taking into account results of its fundamental market research and recommendations generated by the sub-adviser’s quantitative inputs. The sub-adviser’s research process generally focuses on the following factors across asset classes: 1) valuation (both relative and absolute), 2) dynamics, including earnings revisions, interest rate policy and inflation expectations and 3) sentiment, such as investor flows and positioning. The portfolio may invest in any country, including developing or emerging market countries. The portfolio allocates its assets among various countries, including the U.S. (but in no fewer than three countries). Under normal market conditions and over a full market cycle, the portfolio’s U.S. and non-U.S. exposures will be generally consistent with those of the portfolio’s global multi-asset secondary benchmark, the Transamerica Morgan Stanley Global Allocation VP Blended Benchmark, which consists of the

MSCI All Country World Index Net (60%) and Bloomberg Global Aggregate Index (40%). The portfolio’s investments may be U.S. and non-U.S. dollar denominated. In determining whether to sell a security, the sub-adviser considers a number of factors, including changes in capital appreciation potential, or the overall assessment of asset class, sector, region, country, and currency and thematic allocation shifts.
The portfolio may invest in equity securities of companies of all capitalization ranges. The portfolio has no credit quality, maturity or duration requirements with respect to its fixed-income investments. The mortgage-backed securities in which the portfolio may invest include mortgage pass-through securities that represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks.
The portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio construction, capital appreciation, or to earn income. The portfolio’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and structured investments (including commodity-linked notes), and other related instruments and techniques. The portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the portfolio will be counted toward the portfolio’s exposure to the types of securities listed above to the extent they have economic characteristics similar to such securities.
The portfolio may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the portfolio organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Subsidiary has the same investment objective as the portfolio and is managed by TAM and sub-advised by the sub-adviser.
Investments in the Subsidiary are intended to provide the portfolio with exposure to commodities markets within the limitations of the federal tax requirements that apply to the portfolio. The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include, but are not limited to, total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. The Subsidiary may also invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).
The portfolio may invest up to 10% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Asset Class Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset class allocation and reallocation from time to time. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class is incorrect.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Commodities and Commodity-Related Securities – Commodities and commodity-related businesses or industries are subject to changes and volatility in commodity prices generally, regulatory, economic and political developments, weather events and natural disasters, tariffs and trade disruptions, and market disruptions. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments also are subject to the credit risk associated with the issuer, and their value may decline substantially if the issuer’s creditworthiness deteriorates.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Subsidiary – By investing in the Subsidiary, the portfolio will be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments that will be held by the Subsidiary are generally similar to those that are permitted to be held by the portfolio and will be subject to all of the risks that apply to similar investments if held directly by the portfolio. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to the investor protections of the Investment Company Act. Although certain regulated investment companies received private letter rulings from the Internal Revenue Service (“IRS”) with respect to their investment in entities similar to the Subsidiary, the portfolio has not received such a ruling. The IRS is no longer issuing private letter rulings on structures of this kind. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the portfolio and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the portfolio.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
CFTC Regulation – The Investment Manager has registered as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment manager to the portfolio. The Investment Manager is therefore subject to dual regulation by the SEC and the Commodity Futures Trading Commission (“CFTC”), and is a member of the National Futures Association and is also subject to its rules. Regulation of commodity investing continues to change, and additional compliance and other expenses may be incurred.
China A–Shares – The portfolio may invest in equity securities of certain Chinese companies, referred to as China A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”). The Programs are subject to daily quota limitations, which may restrict the portfolio’s ability to invest in China A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China A-shares may fluctuate at times when the portfolio is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. Further, regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or the portfolio’s investments through the Programs. There is no guarantee that applicable exchanges in Hong Kong and mainland China will continue to support the Programs in the future.
Investments in China A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market.
In addition, uncertainties in mainland China tax legislation could result in unexpected tax liabilities for a portfolio and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China A-shares by the portfolio.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument. Certain countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and may be characterized by a lack of available currency hedging instruments.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Investments in the China Interbank Bond Market – The portfolio is subject to additional risks when investing through China’s Bond Connect program (“Bond Connect”), which allows non-Chinese investors to purchase certain fixed-income investments available from the China Interbank Bond Market (“CIBM”). The Chinese investment and banking systems are materially different in nature from many developed markets, which exposes investors to risks that are different from those in the U.S. because Bond Connect uses the trading infrastructure of both Hong Kong and China. If either one or both markets involved are closed on a day the portfolio is open, the portfolio may not be able to add to or exit a position on such a day, which could adversely affect the portfolio’s performance. Securities offered through Bond Connect may lose their eligibility for trading through Bond Connect at any time, and if such an event occurs, the portfolio could sell, but could no longer purchase, such securities through Bond Connect. Investing through Bond Connect also includes the risk that the portfolio may have a limited ability to enforce rights as a bondholder as well as the risks of settlement delays and counterparty default related to the sub-custodian. Securities purchased through Bond Connect generally may not be sold, purchased, or otherwise transferred other than through Bond Connect in accordance with applicable rules.
Bond Connect is relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to Bond Connect as published or applied by any applicable authority are relatively untested and are subject to change from time to time. There can be no assurance that Bond Connect will not be restricted, suspended or abolished. If such event occurs, the portfolio’s ability to invest in the CIBM through Bond Connect may be adversely affected, and if the portfolio is unable to adequately access the CIBM through other means, the portfolio’s ability to achieve its investment objective may be adversely affected.
Large Capitalization Companies – The portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
LIBOR – Many financial instruments, financings or other transactions to which the portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the portfolio, issuers of instruments in which the portfolio invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the portfolio or the portfolio’s investments cannot yet be determined.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the portfolio. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed-income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a portfolio prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a portfolio could adversely affect the marketability of such securities and a portfolio might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a portfolio’s overall liquidity and performance. Restricted securities may not be listed on an exchange and may have no active trading market. A portfolio may incur additional expense when disposing of restricted securities. Restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the portfolio.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the portfolio’s real estate-related investments are concentrated in one geographic area or one property type, the portfolio will also be subject to the risks associated with that one area or property type. The value of the portfolio’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Repurchase Agreements – In a repurchase agreement, the portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Tax – The underlying portfolio may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through the underlying portfolio’s investments in the Subsidiary. The tax treatment of commodity-linked notes, other commodity-linked derivatives and the underlying portfolio’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the portfolio’s taxable income or gains and of distributions made by the portfolio.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the warrant is not exercised before the expiration date, it generally expires without any value and the portfolio will lose any amount it paid for the warrant.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
Prior to May 3, 2014, the portfolio invested its investable assets in shares of BlackRock Global Allocation V.I., managed by the BlackRock Investment Management, LLC. The performance set forth prior to that date is attributable to that strategy.
From May 3, 2014 to April 30, 2020, the portfolio was named Transamerica BlackRock Global Allocation VP, had a different sub-adviser, a different investment objective and used different investment strategies. The portfolio’s performance during this period is attributable to that previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Service Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	14.39%
Worst Quarter:	6/30/2022	-13.57%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-17.51%	3.03%	4.85%	5/1/2011
Service Class	-17.76%	2.77%	4.57%	5/1/2009
MSCI All Country World Index Net (reflects no deduction for fees, expenses or taxes)	-18.36%	5.23%	7.98%
Transamerica Morgan Stanley Global Allocation VP Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes)	-17.33%	3.24%	5.39%
1
The Transamerica Morgan Stanley Global Allocation VP Blended Benchmark consists of the following: MSCI All Country World Index Net, 60% and Bloomberg Global Aggregate Index, 40%.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Inc. Portfolio Managers:
Cyril Moullè-Berteaux	Portfolio Manager	since May 2020
Mark Bavoso	Portfolio Manager	since May 2020
Sergei Parmenov*	Portfolio Manager	since May 2020
* Mr. Parmenov is an employee of Morgan Stanley Investment Management (Australia)
Pty Limited (“MSIM Australia”), a foreign affiliate of the sub-adviser. MSIM Australia has entered into a participating affiliate arrangement with the sub-adviser.

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica MSCI EAFE Index VP

Investment Objective: Seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.11%	0.11%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.39%	0.39%
Total annual fund operating expenses	0.50%	0.75%
Fee waiver and/or expense reimbursement[1]	0.32%	0.32%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.18%	0.43%
1
Contractual arrangements have been made with the portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2024 to waive fees and/or reimburse portfolio expenses to the extent that the total annual fund operating expenses exceed 0.18% for Initial Class shares and 0.43% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. These arrangements cannot be terminated prior to May 1, 2024 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the portfolio, in the class’s total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. The Example reflects applicable waivers and/or reimbursements for the duration of such arrangement(s). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$18	$128	$248	$597
Service Class	$44	$207	$385	$900
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 4% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities listed in the MSCI® Europe, Australasia, Far East (MSCI EAFE) Index (the “Index”). Under normal circumstances, however, the portfolio intends to invest substantially all of its assets in securities of companies included in the Index (including ADRs and Global Depositary Receipts (“GDRs”)) or in other investments in an effort to create a portfolio of securities with generally the same risk and return characteristics of the Index, including index futures contracts. The Index is designed to represent the performance of approximately 1,000 large and mid-cap securities across 21 developed markets, primarily from Europe, Australia, Asia and the Far East, and covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries. The Index, which is constructed and maintained by MSCI Inc., is normally rebalanced and reconstituted each February, May, August and November. The portfolio will concentrate (invest 25% or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry.
The portfolio’s sub-adviser, SSGA Funds Management, Inc. (the “sub-adviser”), does not sub-advise the portfolio according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the sub-adviser utilizes a “passive” or “indexing” investment approach, seeking to provide investment results that, before expenses, correspond generally to the total return performance of the Index by employing a sampling strategy.
The sub-adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the portfolio may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Index when the Index is rebalanced and reconstituted.

The portfolio may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.
The sub-adviser may at times purchase or sell futures contracts in lieu of investment directly in the stocks included in the Index. The sub-adviser might do so, for example, in order to increase the portfolio’s investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the sub-adviser might use futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the portfolio but the sale has not yet been completed. The sub-adviser may also enter into forward foreign currency exchange contracts in an attempt to match the Index’s currency exposures.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Passive Strategy/Index – The portfolio is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the index or of the actual securities comprising the index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the portfolio’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the portfolio.
Index Fund – While the portfolio seeks to track the performance of the MSCI EAFE Index (i.e., achieve a high degree of correlation with the index), the portfolio’s return may not match the return of the index. The portfolio incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the portfolio may not be fully invested at times, generally as a result of cash flows into or out of the portfolio or reserves of cash held by the portfolio to meet redemptions. The portfolio may attempt to replicate the index return by investing in fewer than all of the securities in the index, or in some securities not included in the index, potentially increasing the risk of divergence between the portfolio’s return and that of the index.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Large Capitalization Companies – The portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Industry Concentration – The portfolio will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration in a particular industry heightens the risks associated with that industry. As a result, the portfolio may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than portfolios investing in a broader range of industries.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. In addition, depositary receipts expose the portfolio to risk associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depositary bank and to the sponsors and other parties with whom the depositary bank establishes the programs. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Index returns are since inception of the oldest share class.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.

Annual Total Returns (calendar years ended December 31) - Service Class

	Quarter Ended	Return
Best Quarter:	12/31/2022	18.55%
Worst Quarter:	3/31/2020	-23.22%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	Since Inception	Inception Date
Initial Class	-14.28%	N/A	0.66%	1/12/2018
Service Class	-14.45%	1.23%	3.04%	5/1/2017
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	-14.01%	2.03%	4.17%	5/1/2017
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: SSGA Funds Management, Inc. Portfolio Managers:
Dwayne Hancock, CFA	Portfolio Manager	since May 2017
Keith Richardson	Portfolio Manager	since May 2017
Karl Schneider	Portfolio Manager	since May 2023
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Multi-Managed Balanced VP

Investment Objective: Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.58%	0.58%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.04%	0.04%
Total annual fund operating expenses	0.62%	0.87%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$63	$199	$346	$774
Service Class	$89	$278	$482	$1,073
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 33% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio invests approximately 60% of its net assets in equity securities and approximately 40% of its net assets in fixed-income securities (investing at least 25% of its net assets in fixed-income senior securities being those securities that rank above another security in the event of the company’s bankruptcy or liquidation). The portfolio has two sub-advisers. J.P. Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the portfolio and Aegon USA Investment Management, LLC (the “fixed-income sub-adviser”) manages the fixed-income component of the portfolio. The portfolio's investment manager, Transamerica Asset Management, Inc., monitors the allocation of the portfolio's assets between the equity sub-adviser and the fixed-income sub-adviser and rebalances the allocation periodically to maintain these approximate allocations.
Each sub-adviser varies the percentage of assets invested in any one type of security in accordance with its interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values.
Equity component – The equity sub-adviser seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the portfolio's weightings are generally similar to those of the S&P 500® Index. The equity sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500® Index.
As part of its investment process, the equity sub-adviser seeks to assess the impact of environmental, social and governance (“ESG”) factors on many issuers in the universe in which the portfolio invests. The equity sub-adviser’s assessment is based on an analysis of what it views as key opportunities and risks across industries to seek to identify financially material issues with respect to the portfolio’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers may be purchased and retained by the portfolio for reasons other than material ESG factors while the portfolio may divest or not invest in securities of issuers that may be positively impacted by such factors.
Fixed-income component – Under normal circumstances, the fixed-income component of the portfolio is invested primarily in investment grade debt securities, which may include: investment grade corporate debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Fitch or Baa from Moody's or are of comparable quality as determined by the fixed-income sub-adviser. The fixed-income component’s portfolio weighted average duration will typically range from 3 to 10 years.
The fixed-income sub-adviser may also invest the portfolio's assets in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”) and collateralized debt obligations (“CDOs”)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations, dollar rolls and repurchase agreements. The fixed-income sub-adviser’s investments for the portfolio may include debt securities of foreign issuers, including emerging market debt securities. The fixed-income sub-adviser may invest the portfolio's assets in securities that are denominated in U.S. dollars and in foreign currencies.
The portfolio may invest up to 10% of the fixed-income component’s net assets in emerging market debt securities and up to 10% of the fixed-income component’s net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of the fixed-income component’s net assets in emerging market debt securities and high-yield debt securities combined. The fixed-income sub-adviser considers emerging market countries as countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
In managing the portfolio’s fixed-income component, the fixed-income sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate and government debt, and other debt instruments. In the fixed-income sub-adviser’s “top-down” approach, the fixed-income sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom-up” research, the fixed-income sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The fixed-income sub-adviser uses this combined “top-down” and “bottom-up” approach to determine sector, security, yield curve positioning, and duration positions for the fixed-income component of the portfolio. The fixed-income sub-adviser’s research analysts also generally integrate ESG matters within their analytical process for investment grade debt securities, investment grade corporate debt securities, private residential mortgage-backed securities, certain asset-backed securities (including CLOs, CBOs and CDOs), CMBS, certain cash equivalents (including corporate commercial paper), foreign issuers (including emerging markets debt securities) denominated in U.S. dollars or foreign currency and privately issued debt securities issued pursuant to Rule 144A or Regulation S alongside traditional credit metrics as a risk management tool and as a method to identify financially material ESG factors and arrive at an independent, comprehensive view of the investment. The fixed-income sub-adviser’s research analysts typically do not consider ESG factors when analyzing other investments, including, but not limited to, investments in U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, U.S. Treasury and agency securities, municipal bonds, dollars rolls, repurchase agreements, derivatives, asset-backed commercial paper, cash, certain cash equivalent securities and money market instruments. Consideration of ESG matters is subjective and not determinative in the fixed-income sub-adviser’s investment process. The fixed-income sub-adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions. The fixed-income sub-adviser’s research analysts do not take ESG factors into consideration with respect to every investment in the portfolio.
The portfolio may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The portfolio may purchase securities on a when-issued, delayed delivery, to be announced or forward commitment basis.
The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Asset Class Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset class allocation and reallocation from time to time. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the Investment Manager's judgment about the attractiveness, value or market trends affecting a particular asset class is incorrect. The portfolio’s balance between equity and debt securities limits its potential for capital appreciation relative to an all-stock fund and contributes to greater volatility relative to an all-bond fund.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Large Capitalization Companies – The portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the portfolio. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.

Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument. Certain countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and may be characterized by a lack of available currency hedging instruments.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Dollar Rolls – The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the portfolio sells securities becomes insolvent, the portfolio’s ability to purchase or repurchase securities may be restricted.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Hedging – The portfolio may buy and sell futures contracts, put and call options, forward contracts and other instruments as a hedge. The portfolio’s hedging strategies may not work as intended, and the portfolio may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the portfolio.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
LIBOR – Many financial instruments, financings or other transactions to which the portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the portfolio, issuers of instruments in which the portfolio invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the portfolio or the portfolio’s investments cannot yet be determined.
Loans – Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. The portfolio's investments in loans are also subject to prepayment or call risk.
Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Municipal Securities – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the portfolio invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenue, or that relate to a sector or industry, the portfolio will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed-income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a portfolio prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a portfolio could adversely affect the marketability of such securities and a portfolio might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a portfolio’s overall liquidity and performance. Restricted securities may not be listed on an exchange and may have no active trading market. A portfolio may incur additional expense when disposing of restricted securities. Restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the portfolio.
Repurchase Agreements – In a repurchase agreement, the portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Small Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations – The sub-adviser considers sustainability and/or ESG factors that it deems relevant, along with other factors and analysis, when sub-advising the portfolio. This usage of sustainability and/or ESG factors or criteria is sometimes referred to as “ESG integration.” The sub-adviser may consider sustainability and/or ESG factors on a meaningful portion of the portfolio’s investments. The sub-adviser may give little or no weight to sustainability and/or ESG factors for certain investments, and not every sustainability and/or ESG factor may be identified or evaluated for every investment. Consideration of sustainability and/or ESG factors is not determinative in the sub-adviser’s investment process, and the sub-adviser may conclude that other attributes of an investment outweigh sustainability and/or ESG considerations when making investment decisions. Applying sustainability and/or ESG factors as part of the portfolio’s security selection process may impact the sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across investment advisers (including sub-advisers) and third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries and sectors. The application of these factors could negatively impact the portfolio’s performance. Sustainability and ESG information from issuers and from third party data providers may be incomplete, delayed, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability or ESG characteristics. Regulation of sustainability and ESG investing in the U.S. and abroad is evolving. Regulatory changes with respect to ESG integration could impact the sub-adviser’s ability to consider sustainability and/or ESG criteria as part of its investment process.
To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the portfolio may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the portfolio to further losses.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Yield – The amount of income received by the portfolio will go up or down depending on day-to-day variations in short-term interest rates, and the portfolio’s expenses could absorb all or a significant portion of the portfolio’s income. If interest rates increase, the portfolio’s yield may not increase proportionately.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Prior to May 1, 2014, the portfolio had a different fixed-income sub-adviser and used different investment strategies for the portfolio’s fixed-income component. The performance set forth prior to that date is partly attributable to that previous fixed-income sub-adviser.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	14.68%
Worst Quarter:	6/30/2022	-11.87%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-16.28%	5.90%	7.96%	5/1/2002
Service Class	-16.49%	5.65%	7.69%	5/1/2003
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Aegon USA Investment Management, LLC Portfolio Managers:
Bradley D. Doyle, CFA	Portfolio Manager	since October 2015
Tyler A. Knight, CFA	Portfolio Manager	since October 2015
Brian W. Westhoff, CFA	Portfolio Manager	since May 2014
Sivakumar N. Rajan	Portfolio Manager	since May 2017
Sub-Adviser: J.P. Morgan Investment Management Inc. Portfolio Managers:
Tim Snyder, CFA	Portfolio Manager	since May 2013
Raffaele Zingone, CFA	Portfolio Manager	since March 2011
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica PIMCO Tactical - Balanced VP

Investment Objective: Seeks a combination of capital appreciation and income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.81%	0.81%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.05%	0.05%
Total annual fund operating expenses	0.86%	1.11%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$88	$274	$477	$1,061
Service Class	$113	$353	$612	$1,352
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 33% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio’s sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”), will invest the portfolio’s assets in a combination of equity securities, fixed-income instruments, forwards and derivatives. “Fixed-income instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.
The portfolio’s investments will be utilized, in part, to manage the portfolio’s overall volatility. For example, in a more volatile market environment, the sub-adviser may decrease long derivative positions in volatile assets or assume a short position through derivatives in such assets in an attempt to potentially reduce the portfolio’s volatility. Conversely, when market volatility is low, the sub-adviser may increase the portfolio’s equity exposure in order to increase the portfolio’s volatility and exposure to the market. Under normal conditions, the portfolio will seek to target an annualized volatility of approximately 10%, exclusive of hedging strategies that may further reduce volatility. There can be no assurance that investment decisions made in seeking to manage portfolio volatility will achieve the desired results.
On average, the portfolio will seek to target approximately 50% equity-related exposure, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including credit default swaps. However, the portfolio will normally adjust its overall equity exposure between 10% and 60% of its net assets in seeking to manage the portfolio’s volatility. The portfolio will typically seek to achieve exposure to U.S. large cap, U.S. small cap, and international equity sectors by investing in instruments including, but not limited to, futures contracts or swap agreements, options, common stocks and preferred stocks.
Because equity derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets allocated to equities may be invested in fixed-income securities or instruments. In addition, the portfolio will normally allocate another 50% of its net assets to fixed-income securities or instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including credit default swaps. The portfolio will invest primarily in investment grade debt securities, but may invest in high yield securities that are rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the sub-adviser to be of comparable quality. The portfolio may hold up to 5% of its total assets in high yield securities. The portfolio may purchase and sell securities on a when issued, delayed delivery or forward commitment basis. The portfolio may enter into reverse repurchase agreements and sale-buyback transactions.
As part of its investment process, the sub-adviser will seek to reduce exposure to certain downside risks by implementing various hedging transactions. These hedging transactions seek to reduce the portfolio’s exposure to certain severe, unanticipated market events that could significantly detract from returns.
The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.

Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Asset Class Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset class allocation and reallocation from time to time. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy or other issuer is incorrect.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Volatility Target – The portfolio utilizes an investment strategy that focuses on the management of portfolio volatility. There can be no assurance that the portfolio will meet its annualized volatility target. The annualized volatility target is intended to reduce the overall risk of investing in the portfolio but may not work as intended and result in periods of underperformance. This strategy may limit the portfolio’s ability to participate in rising markets, may increase transaction costs and may result in substantial losses if it does not work as intended. For example, if the portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the portfolio’s equity exposure, causing the portfolio to forgo gains from the market rebound. The strategy may fail to protect against market declines. The annualized volatility target also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The annualized volatility target also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not managed to an annualized volatility target.
Tactical Asset Allocation – Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting investments may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.
Repurchase Agreements – In a repurchase agreement, the portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.

Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Hedging – The portfolio may buy and sell futures contracts, put and call options, forward contracts and other instruments as a hedge. The portfolio’s hedging strategies may not work as intended, and the portfolio may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the portfolio.
Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Large Capitalization Companies – The portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
LIBOR – Many financial instruments, financings or other transactions to which the portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the portfolio, issuers of instruments in which the portfolio invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the portfolio or the portfolio’s investments cannot yet be determined.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the portfolio. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed-income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a portfolio prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a portfolio could adversely affect the marketability of such securities and a portfolio might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a portfolio’s overall liquidity and performance. Restricted securities may not be listed on an exchange and may have no active trading market. A portfolio may incur additional expense when disposing of restricted securities. Restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the portfolio.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the portfolio’s real estate-related investments are concentrated in one geographic area or one property type, the portfolio will also be subject to the risks associated with that one area or property type. The value of the portfolio’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.
Reverse Repurchase Agreements – Reverse repurchase agreements, in which the portfolio transfers securities to a counterparty in return for cash and agrees to repurchase the securities at a later date for a higher price, are a form of leverage, may make the portfolio’s share price more volatile, and may increase the risks and costs of investing in the portfolio. The portfolio may be required to liquidate positions when it may not be advantageous to do so in order to satisfy its repurchase obligations and its use of reverse repurchase agreements may be limited by applicable regulation.
Short Positions – The portfolio may enter into derivatives transactions that have a similar economic effect as short sales such as taking short positions in futures contracts. The portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Because the portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is potentially unlimited.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structured Instruments – The portfolio may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may be leveraged and may behave in ways not anticipated by the portfolio, or they may not receive tax, accounting or regulatory treatment anticipated by the portfolio. Structured instruments may also be less liquid and more difficult to value accurately than more traditional securities and instruments.
To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the portfolio may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the portfolio to further losses.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	3/31/2019	8.80%
Worst Quarter:	6/30/2022	-9.61%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-19.42%	0.96%	3.96%	5/1/2009
Service Class	-19.65%	0.72%	3.70%	5/1/2009
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%
Transamerica PIMCO Tactical – Balanced VP Blended Benchmark[1,2] (reflects no deduction for fees, expenses or taxes)	-16.65%	4.04%	6.20%
1
The Transamerica PIMCO Tactical – Balanced VP Blended Benchmark consists of the following: Bloomberg US Government/Credit Index, 40%; S&P 500® Index, 35%; MSCI EAFE Index, 10%; Bloomberg Long Government/Credit Index, 10%; and Russell 2000® Index2, 5%.
2
“Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Pacific Investment Management Company LLC Portfolio Managers:
Michael Cudzil	Portfolio Manager	since July 2018
Mohit Mittal	Portfolio Manager	since October 2018
Graham A. Rennison	Portfolio Manager	since December 2015
Paul-James (“PJ”) White	Portfolio Manager	since February 2022
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica PIMCO Tactical - Conservative VP

Investment Objective: Seeks a combination of capital appreciation and income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.79%	0.79%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.08%	0.08%
Total annual fund operating expenses	0.87%	1.12%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$89	$278	$482	$1,073
Service Class	$114	$356	$617	$1,363
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 34% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio’s sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”), will invest the portfolio’s assets in a combination of equity securities, fixed-income instruments, forwards and derivatives. “Fixed-income instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.
The portfolio’s investments will be utilized, in part, to manage the portfolio’s overall volatility. For example, in a more volatile market environment, the sub-adviser may decrease long derivative positions in volatile assets or assume a short position through derivatives in such assets in an attempt to potentially reduce the portfolio’s volatility. Conversely, when market volatility is low, the sub-adviser may increase the portfolio’s equity exposure in order to increase the portfolio’s volatility and exposure to the market. Under normal conditions, the portfolio will seek to target an annualized volatility of approximately 8%, exclusive of hedging strategies that may further reduce volatility. There can be no assurance that investment decisions made in seeking to manage portfolio volatility will achieve the desired results.
On average, the portfolio will seek to target approximately 35% equity-related exposure, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including credit default swaps. However, the portfolio will normally adjust its overall equity exposure between 10% and 45% of its net assets in seeking to manage the portfolio’s volatility. The portfolio will typically seek to achieve exposure to U.S. large cap, U.S. small cap, and international equity sectors by investing in instruments including, but not limited to, futures contracts or swap agreements, options, common stocks and preferred stocks.
Because equity derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets allocated to equities may be invested in fixed-income securities or instruments. In addition, the portfolio will normally allocate another 65% of its net assets to fixed-income securities or instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including credit default swaps. The portfolio will invest primarily in investment grade debt securities, but may invest in high yield securities that are rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”) or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the sub-adviser to be of comparable quality. The portfolio may hold up to 5% of its total assets in high yield securities. The portfolio may purchase and sell securities on a when issued, delayed delivery or forward commitment basis. The portfolio may enter into reverse repurchase agreements and sale-buyback transactions.
As part of its investment process, the sub-adviser will seek to reduce exposure to certain downside risks by implementing various hedging transactions. These hedging transactions seek to reduce the portfolio’s exposure to certain severe, unanticipated market events that could significantly detract from returns.
The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.

Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Asset Class Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset class allocation and reallocation from time to time. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy or other issuer is incorrect.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Volatility Target – The portfolio utilizes an investment strategy that focuses on the management of portfolio volatility. There can be no assurance that the portfolio will meet its annualized volatility target. The annualized volatility target is intended to reduce the overall risk of investing in the portfolio but may not work as intended and result in periods of underperformance. This strategy may limit the portfolio’s ability to participate in rising markets, may increase transaction costs and may result in substantial losses if it does not work as intended. For example, if the portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the portfolio’s equity exposure, causing the portfolio to forgo gains from the market rebound. The strategy may fail to protect against market declines. The annualized volatility target also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The annualized volatility target also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not managed to an annualized volatility target.
Tactical Asset Allocation – Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting investments may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.
Repurchase Agreements – In a repurchase agreement, the portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.

Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Hedging – The portfolio may buy and sell futures contracts, put and call options, forward contracts and other instruments as a hedge. The portfolio’s hedging strategies may not work as intended, and the portfolio may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the portfolio.
Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Large Capitalization Companies – The portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
LIBOR – Many financial instruments, financings or other transactions to which the portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the portfolio, issuers of instruments in which the portfolio invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the portfolio or the portfolio’s investments cannot yet be determined.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the portfolio. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed-income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a portfolio prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a portfolio could adversely affect the marketability of such securities and a portfolio might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a portfolio’s overall liquidity and performance. Restricted securities may not be listed on an exchange and may have no active trading market. A portfolio may incur additional expense when disposing of restricted securities. Restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the portfolio.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the portfolio’s real estate-related investments are concentrated in one geographic area or one property type, the portfolio will also be subject to the risks associated with that one area or property type. The value of the portfolio’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.
Reverse Repurchase Agreements – Reverse repurchase agreements, in which the portfolio transfers securities to a counterparty in return for cash and agrees to repurchase the securities at a later date for a higher price, are a form of leverage, may make the portfolio’s share price more volatile, and may increase the risks and costs of investing in the portfolio. The portfolio may be required to liquidate positions when it may not be advantageous to do so in order to satisfy its repurchase obligations and its use of reverse repurchase agreements may be limited by applicable regulation.
Short Positions – The portfolio may enter into derivatives transactions that have a similar economic effect as short sales such as taking short positions in futures contracts. The portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Because the portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is potentially unlimited.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structured Instruments – The portfolio may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may be leveraged and may behave in ways not anticipated by the portfolio, or they may not receive tax, accounting or regulatory treatment anticipated by the portfolio. Structured instruments may also be less liquid and more difficult to value accurately than more traditional securities and instruments.
To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the portfolio may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the portfolio to further losses.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	3/31/2019	7.63%
Worst Quarter:	6/30/2022	-8.29%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-17.12%	1.34%	3.75%	5/1/2009
Service Class	-17.29%	1.10%	3.49%	5/1/2009
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%
Transamerica PIMCO Tactical – Conservative VP Blended Benchmark[1,2] (reflects no deduction for fees, expenses or taxes)	-16.62%	2.96%	4.86%
1
The Transamerica PIMCO Tactical – Conservative VP Blended Benchmark consists of the following: Bloomberg US Government/Credit Index, 52%; S&P 500® Index, 25%; Bloomberg Long Government/Credit Index, 13%; MSCI EAFE Index, 5%; and Russell 2000® Index2, 5%.
2
“Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Pacific Investment Management Company LLC Portfolio Managers:
Michael Cudzil	Portfolio Manager	since July 2018
Mohit Mittal	Portfolio Manager	since October 2018
Graham A. Rennison	Portfolio Manager	since December 2015
Paul-James (“PJ”) White	Portfolio Manager	since February 2022
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica PIMCO Tactical - Growth VP

Investment Objective: Seeks a combination of capital appreciation and income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.82%	0.82%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.06%	0.06%
Total annual fund operating expenses	0.88%	1.13%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$90	$281	$488	$1,084
Service Class	$115	$359	$622	$1,375
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 32% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio’s sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”), will invest the portfolio’s assets in a combination of equity securities, fixed-income instruments, forwards and derivatives. “Fixed-income instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.
The portfolio’s investments will be utilized, in part, to manage the portfolio’s overall volatility. For example, in a more volatile market environment, the sub-adviser may decrease long derivative positions in volatile assets or assume a short position through derivatives in such assets in an attempt to potentially reduce the portfolio’s volatility. Conversely, when market volatility is low, the sub-adviser may increase the portfolio’s equity exposure in order to increase the portfolio’s volatility and exposure to the market. Under normal conditions, the portfolio will seek to target an annualized volatility of approximately 12%, exclusive of hedging strategies that may further reduce volatility. There can be no assurance that investment decisions made in seeking to manage portfolio volatility will achieve the desired results.
On average, the portfolio will seek to target approximately 70% equity-related exposure, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including credit default swaps. However, the portfolio will normally adjust its overall equity exposure between 10% and 80% of its net assets in seeking to manage the portfolio’s volatility. The portfolio will typically seek to achieve exposure to U.S. large cap, U.S. small cap, and international equity sectors by investing in instruments including, but not limited to, futures contracts or swap agreements, options, common stocks and preferred stocks.
Because equity derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets allocated to equities may be invested in fixed-income securities or instruments. In addition, the portfolio will normally allocate another 30% of its net assets to fixed-income securities or instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including credit default swaps. The portfolio will invest primarily in investment grade debt securities, but may invest in high yield securities that are rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or if unrated, determined by the sub-adviser to be of comparable quality. The portfolio may hold up to 5% of its total assets in high yield securities. The portfolio may purchase and sell securities on a when issued, delayed delivery or forward commitment basis. The portfolio may enter into reverse repurchase agreements and sale-buyback transactions.
As part of its investment process, the sub-adviser will seek to reduce exposure to certain downside risks by implementing various hedging transactions. These hedging transactions seek to reduce the portfolio’s exposure to certain severe, unanticipated market events that could significantly detract from returns.
The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.

Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Asset Class Allocation – The portfolio’s investment performance is significantly impacted by the portfolio’s asset class allocation and reallocation from time to time. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy or other issuer is incorrect.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Volatility Target – The portfolio utilizes an investment strategy that focuses on the management of portfolio volatility. There can be no assurance that the portfolio will meet its annualized volatility target. The annualized volatility target is intended to reduce the overall risk of investing in the portfolio but may not work as intended and result in periods of underperformance. This strategy may limit the portfolio’s ability to participate in rising markets, may increase transaction costs and may result in substantial losses if it does not work as intended. For example, if the portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the portfolio’s equity exposure, causing the portfolio to forgo gains from the market rebound. The strategy may fail to protect against market declines. The annualized volatility target also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The annualized volatility target also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not managed to an annualized volatility target.
Tactical Asset Allocation – Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting investments may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.
Repurchase Agreements – In a repurchase agreement, the portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.

Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Hedging – The portfolio may buy and sell futures contracts, put and call options, forward contracts and other instruments as a hedge. The portfolio’s hedging strategies may not work as intended, and the portfolio may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the portfolio.
Inflation – The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Large Capitalization Companies – The portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
LIBOR – Many financial instruments, financings or other transactions to which the portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the portfolio, issuers of instruments in which the portfolio invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the portfolio or the portfolio’s investments cannot yet be determined.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the portfolio. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed-income and equity securities. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a portfolio prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a portfolio could adversely affect the marketability of such securities and a portfolio might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a portfolio’s overall liquidity and performance. Restricted securities may not be listed on an exchange and may have no active trading market. A portfolio may incur additional expense when disposing of restricted securities. Restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the portfolio.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the portfolio’s real estate-related investments are concentrated in one geographic area or one property type, the portfolio will also be subject to the risks associated with that one area or property type. The value of the portfolio’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.
Reverse Repurchase Agreements – Reverse repurchase agreements, in which the portfolio transfers securities to a counterparty in return for cash and agrees to repurchase the securities at a later date for a higher price, are a form of leverage, may make the portfolio’s share price more volatile, and may increase the risks and costs of investing in the portfolio. The portfolio may be required to liquidate positions when it may not be advantageous to do so in order to satisfy its repurchase obligations and its use of reverse repurchase agreements may be limited by applicable regulation.
Short Positions – The portfolio may enter into derivatives transactions that have a similar economic effect as short sales such as taking short positions in futures contracts. The portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Because the portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is potentially unlimited.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Structured Instruments – The portfolio may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may be leveraged and may behave in ways not anticipated by the portfolio, or they may not receive tax, accounting or regulatory treatment anticipated by the portfolio. Structured instruments may also be less liquid and more difficult to value accurately than more traditional securities and instruments.
To Be Announced (TBA) Transactions – Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the portfolio may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the portfolio to further losses.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	3/31/2019	9.49%
Worst Quarter:	12/31/2018	-10.02%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-17.80%	2.11%	4.96%	5/1/2009
Service Class	-18.03%	1.85%	4.70%	5/1/2009
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%
Transamerica PIMCO Tactical – Growth VP Blended Benchmark[1,2] (reflects no deduction for fees, expenses or taxes)	-16.82%	5.52%	8.07%
1
The Transamerica PIMCO Tactical – Growth VP Blended Benchmark consists of the following: S&P 500® Index, 50%; Bloomberg US Government/Credit Index, 24%; MSCI EAFE Index, 15%; Bloomberg Long Government/Credit Index, 6%; and Russell 2000® Index2, 5%.
2
“Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Pacific Investment Management Company LLC Portfolio Managers:
Michael Cudzil	Portfolio Manager	since July 2018
Mohit Mittal	Portfolio Manager	since October 2018
Graham A. Rennison	Portfolio Manager	since December 2015
Paul-James (“PJ”) White	Portfolio Manager	since February 2022
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica PineBridge Inflation Opportunities VP

Investment Objective: Seeks maximum real return, consistent with appreciation of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.49%	0.49%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.07%	0.07%
Total annual fund operating expenses	0.56%	0.81%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$57	$179	$313	$701
Service Class	$83	$259	$450	$1,002
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 43% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in inflation-indexed fixed-income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations.
Inflation-indexed fixed-income securities are structured to provide protection against the negative effects of inflation. The value of an inflation-indexed fixed-income security’s principal or the interest income paid on the fixed-income security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for All Urban Consumers (“CPI-U”) with respect to domestic issuers.
The portfolio may also invest in debt securities that are not inflation-indexed, including but not limited to securities issued or guaranteed by national governments, their agencies, instrumentalities, and political sub-divisions, securities of supranational organizations such as bonds, corporate debt securities, adjustable rate bonds, floating rate bonds, principal only bonds, Eurobonds, Eurodollar bonds and Yankee dollar instruments, zero coupon bonds, convertible notes, commercial paper, and commercial mortgage-backed and asset-backed securities. The portfolio may invest in money market instruments (including repurchase agreements) with remaining maturities of one year or less, as well as cash and cash equivalents. The portfolio may also invest in hybrid instruments having both debt and equity characteristics.
The portfolio may invest in securities of any maturity and does not have a target average duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The portfolio normally invests primarily in investment grade securities rated Baa3 or higher by Moody’s Investors Service, Inc. or equivalently by Standard & Poor’s Corporation or Fitch Inc., or, if unrated, determined by the sub-adviser to be of comparable quality, but may also invest in high yield securities (often referred to as “junk bonds”) rated below investment grade. The portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign and emerging market issuers. The portfolio may invest no more than 10% of its total assets in high yield securities and emerging markets securities combined.
The sub-adviser uses both “top-down” and “bottom-up” analysis to determine security and duration positions for the portfolio. Both “top-down” and “bottom-up” approaches rely upon the same fundamental, valuation and technical framework for what the sub-adviser considers to be a comprehensive analysis of all factors which affect asset pricing. These factors are jointly determined and are interdependent. Security sales decisions are driven by the same criteria as purchase decisions.
The portfolio may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate or foreign currency transactions, total return and credit default swaps. These investment strategies may be employed to either mitigate risk or generate income.
The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Sovereign Debt – Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.

Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the portfolio. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Convertible Securities – Convertible securities are subject to risks associated with both fixed-income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument. Certain countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and may be characterized by a lack of available currency hedging instruments.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the portfolio.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
LIBOR – Many financial instruments, financings or other transactions to which the portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the portfolio, issuers of instruments in which the portfolio invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the portfolio or the portfolio’s investments cannot yet be determined.
Money Market Funds – An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although many money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in such money market funds. Certain other money market funds float their net asset value.
Privately Placed and Other Restricted Securities – Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a portfolio prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by a portfolio could adversely affect the marketability of such securities and a portfolio might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting a portfolio’s overall liquidity and performance. Restricted securities may not be listed on an exchange and may have no active trading market. A portfolio may incur additional expense when disposing of restricted securities. Restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the portfolio.
Repurchase Agreements – In a repurchase agreement, the portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Yield – The amount of income received by the portfolio will go up or down depending on day-to-day variations in short-term interest rates, and the portfolio’s expenses could absorb all or a significant portion of the portfolio’s income. If interest rates increase, the portfolio’s yield may not increase proportionately.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Prior to November 10, 2014, the portfolio was named Transamerica PIMCO Real Return TIPS VP, had a different sub-adviser, a different investment objective, used different investment strategies and had a different benchmark. The performance set forth prior to that date is attributable to the previous sub-adviser and was compared to the Bloomberg US Treasury Inflation Protected Securities Index. As of November 10, 2014, the portfolio also compares its performance against the Bloomberg Global Government Inflation Linked Index to reflect the portfolio's current investment strategies.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	5.71%
Worst Quarter:	6/30/2013	-8.27%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-10.21%	1.74%	0.71%	5/1/2011
Service Class	-10.55%	1.47%	0.45%	5/1/2011
Bloomberg US Treasury Inflation Protected Securities Index (reflects no deduction for fees, expenses or taxes)	-11.85%	2.11%	1.12%
Bloomberg Global Inflation Linked Bond Index (reflects no deduction for fees, expenses or taxes)	-22.95%	-1.58%	-0.08%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: PineBridge Investments LLC Portfolio Managers:
Robert A. Vanden Assem, CFA	Co-Portfolio Manager	since November 2014
Roberto Coronado	Co-Portfolio Manager	since October 2016
Gunter H. Seeger	Co-Portfolio Manager	since March 2018

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica ProFund UltraBear VP

Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily performance of the S&P 500® Index. The portfolio does not seek to achieve its stated objective over a period of time greater than a single day.
Important Information About the Portfolio:
The portfolio seeks investment results for a single day only, not for any other period. The return of the portfolio for periods longer than a single day will be the result of its return for each day compounded over the period. The portfolio’s returns for periods longer than a single day will very likely differ in amount and possibly even direction from two times the inverse (-2x) of the return of the S&P 500® Index (the “Index”) for that period. For periods longer than a single day, the portfolio will lose money if the Index’s performance is flat, and it is possible that the portfolio will lose money even if the level of the Index falls. Longer holding periods, higher index volatility, and inverse exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the portfolio’s return as much as or more than the return of the Index.
The portfolio presents different risks than other types of portfolios. The portfolio uses leverage and is riskier than similarly benchmarked funds that do not use leverage. The portfolio may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-2x) investment results including the impact of compounding on portfolio performance. Investors in the portfolio should actively manage and monitor their investments, as frequently as daily. An investor in the portfolio could potentially lose the full principal value of his/her investment within a single day.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.88%	0.88%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.14%[1]	0.14%
Total annual fund operating expenses	1.02%	1.27%
Fee waiver and/or expense reimbursement[2]	0.04%	0.04%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.98%	1.23%
1
Other expenses for Initial Class shares are based on estimates for the current fiscal year.
2
Contractual arrangements have been made with the portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2024 to waive fees and/or reimburse portfolio expenses to the extent that the total annual fund operating expenses exceed 0.98% for Initial Class shares and 1.23% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. These arrangements cannot be terminated prior to May 1, 2024 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the portfolio, in the class’s total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. The Example reflects applicable waivers and/or reimbursements for the duration of such arrangement(s). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$100	$321	$559	$1,244
Service Class	$125	$399	$693	$1,530
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 0% of the average value of its portfolio.

Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the portfolio turnover rate.
Principal Investment Strategies: The portfolio invests in derivatives that the portfolio’s sub-adviser, ProFund Advisors LLC (the “sub-adviser”), believes, in combination, should have similar daily return characteristics as twice the inverse (-2x) of the daily return of the Index. Cash balances arising from the use of derivatives will typically be held in money market instruments. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of approximately 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability. As of December 31, 2022, the Index included companies with capitalizations between $3.56 billion and $2.07 trillion. The average capitalization of the companies comprising the Index was approximately $67.16 billion. The Index is published under the Bloomberg ticker symbol “SPX.”
Derivatives – The portfolio invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange traded funds (“ETFs”)), interest rates or indexes. The portfolio invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
•
Swap Agreements – Contracts entered into primarily with major global financial institutions for a specified period ranging from one day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” (e.g., the return on, or change in value of, a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index).
•
Futures Contracts – Standardized contracts traded on, or subject to the rules of, an exchange that calls for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.
Money Market Instruments – The portfolio invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:
•
U.S. Treasury Bills – U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
•
Repurchase Agreements – Contracts in which a seller of securities, usually U.S. government securities or other “highly liquid securities”, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the portfolio as a short-term investment vehicle for cash positions.
The sub-adviser uses a mathematical approach to investing. Using this approach, the sub-adviser determines the type, quantity and mix of investment positions that the portfolio should hold to approximate, on a daily basis, the performance of twice the inverse (-2x)
of the Index. The portfolio may gain inverse exposure to only a representative sample of the securities in the Index, or to securities not continued in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the Index. The sub-adviser does not invest the assets of the portfolio in securities or derivatives based on the sub-adviser’s view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis, or forecast market movement or trends, in managing the assets of the portfolio. The portfolio seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide inverse leveraged exposure to the Index without regard to market conditions, trends or direction. The portfolio seeks investment results for a single day, not for longer periods.
On a daily basis, the portfolio will seek to position its portfolio so that its exposure to the Index is consistent with the portfolio’s investment objective. The Index’s movements during the day will affect whether the portfolio’s holdings need to be re-positioned. For example, if the Index has risen on a given day, net assets of the portfolio should fall. As a result, the portfolio’s inverse exposure will need to be decreased. Conversely, if the portfolio’s Index has fallen on a given day, net assets of the portfolio should rise. As a result, the portfolio’s inverse exposure will need to be increased.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the portfolio for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse (-2x) of the return of the Index over the same period. The portfolio will lose money if the level of the Index is flat, and it is possible that the portfolio will lose money even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding. See “Principal Risks”, below.
The portfolio will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.
The portfolio is non-diversified.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio’s performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Inverse Correlation – Investors will lose money when the Index rises – a result that is the opposite from traditional funds.
Equity and Market – Equity markets are volatile, and the value of securities, swaps, futures and other instruments related to equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the portfolio to decrease over short or long periods of time. As a portfolio seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, the value of an investment in the portfolio is expected to decline when market conditions cause the level of the Index to rise.
Leveraging – The portfolio obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of leverage could result in the total loss of an investor’s investment. For example, because the portfolio includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the portfolio, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Index Performance – The portfolio is linked to a benchmark maintained by a third party provider that is unaffiliated with the portfolio. There can be no guarantee or assurance that the methodology used by the third party provider to create the benchmark will result in the portfolio achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying the benchmark or the daily calculation of the benchmark will be free from error. It is also possible that the value of the benchmark or its underlying reference assets (i.e., the constituent securities of the benchmark) may be subject to intentional manipulation by third-party market participants. The particular benchmark used by the portfolio may underperform other asset classes and may underperform other indices or benchmarks based upon the same underlying reference assets. Each of these factors could have a negative impact on the performance of the portfolio.
Compounding – The portfolio has a single day investment objective, and the portfolio’s performance for periods greater than a single day will be the result of each day’s returns compounded over the period, which is likely to be either better or worse than the Index performance times the stated multiple in the portfolio’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on an inverse leveraged fund. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a single day to vary from two times the inverse (-2x) of the return of the Index. This effect becomes more pronounced as volatility increases.
Portfolio performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other portfolio expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors — Index volatility and Index performance — on portfolio performance. The chart shows estimated portfolio returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes: (a) no dividends paid with respect to securities included in the Index; (b) no portfolio expenses; and (c) borrowing/lending rates (to obtain inverse leveraged exposure) of zero percent. If portfolio expenses and/or actual borrowing/lending rates were reflected, the portfolio’s performance would be different than shown.
Areas shaded darker represent those scenarios where the portfolio can be expected to return less than two times the inverse (-2x) of the performance of the Index.
Estimated Portfolio Returns
Performance		Volatility Rate
One Year Index	-2x One Year Index	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
The foregoing table is intended to isolate the effect of Index volatility and Index performance on the return of the portfolio. For example, the portfolio may incorrectly be expected to achieve a -40% return on a yearly basis if the Index return were 20%, absent the effects of compounding. However, as the table shows, with Index volatility of 50%, the portfolio could be expected to return -67.2% under such a scenario.
The portfolio’s actual returns may be significantly better or worse than the returns shown above as a result of any number of factors, including those discussed in “Principal Risks — Correlation” below.
The Index’s annualized historical volatility rate for the five-year period ended December 31, 2022 was 21.96%. The Index’s highest December to December volatility rate during the five-year period was 34.69% (December 31, 2020). The Index’s annualized total return performance for the five-year period ended December 31, 2022 was 9.42%.
Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Industry Concentration – The portfolio will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration in a particular industry subjects the portfolio to the risks associated with that industry. As a result, the portfolio may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.
Non-Diversification – As a “non-diversified” portfolio, the portfolio may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the portfolio more susceptible to negative events affecting those issuers.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
CFTC Regulation – The Investment Manager has registered as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment manager to the portfolio. The Investment Manager is therefore subject to dual regulation by the SEC and the Commodity Futures Trading Commission (“CFTC”), and is a member of the National Futures Association and is also subject to its rules. Regulation of commodity investing continues to change, and additional compliance and other expenses may be incurred.
Correlation – A number of factors may affect the portfolio’s ability to achieve a high degree of inverse correlation with the Index, and there is no guarantee that the portfolio will achieve a high degree of inverse correlation. Failure to achieve a high degree of inverse correlation may prevent the portfolio from achieving its investment objective, and the percentage share of the portfolio’s net asset value each day may differ, perhaps significantly in amount, and possibly even direction, from two times the inverse (-2x) of the percentage change of the Index on such day.
In order to achieve a high degree of inverse correlation with the Index, the portfolio seeks to rebalance its portfolio daily to keep exposure consistent with its investment objective. Being materially over- or underexposed to the Index may prevent the portfolio from achieving a high degree of inverse correlation with the Index. Market disruptions or closure, regulatory restrictions, extreme market volatility and other factors will adversely affect the portfolio’s ability to adjust exposure to requisite levels. The target amount of portfolio exposure is impacted dynamically by the Index’s movements. Because of this, it is unlikely that the portfolio will have perfect inverse leveraged (-2x) exposure to the Index at the end of each day and the likelihood of being materially over- or underexposed is higher on days when the Index level is volatile at or near the close of the trading day.
A number of other factors may also adversely affect the portfolio’s inverse correlation with the Index, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the portfolio invests. The portfolio may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the portfolio may invest in securities not included in the Index. The portfolio may take or refrain from taking positions in order to improve tax efficiency, or comply with regulatory restrictions, either of which may negatively affect the portfolio’s correlation with the Index. The portfolio may also be subject to large movements of assets into and out of the portfolio, potentially resulting in the portfolio being over- or underexposed to the Index and may be impacted by Index reconstitutions and Index rebalancing events. Any of these factors could decrease correlation between the performance of the portfolio and the Index and may hinder the portfolio’s ability to meet its investment objective.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Early Close/Late Close/Trading Halt – An exchange or market may close early, close late or issue trading halts generally or on financial instruments, the ability to trade certain financial instruments may be restricted, which may result in the portfolio being unable to trade those and other related financial instruments. In these circumstances, the portfolio may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Extension – When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Fixed-Income Securities – Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Interest Rate –The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Large Capitalization Companies – The portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.

Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Portfolio Turnover – The portfolio may incur high portfolio turnover to manage the portfolio’s investment exposure. Also, active trading of the portfolio’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the portfolio. The portfolio’s portfolio turnover rate may vary from year to year, as well as within a year.
Prepayment or Call – Many issuers have a right to prepay their fixed-income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Repurchase Agreements – In a repurchase agreement, the portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Short Sale Exposure – The portfolio may seek short exposure through financial instruments which would cause the portfolio to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may adversely impact the portfolio’s return, result in a loss, have the effect of limiting the portfolio’s ability to obtain short exposure through financial instruments, or require the portfolio to seek short exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the portfolio may be unable to meet its investment objective (e.g., due to a lack of a counterparty or counterparties). Obtaining short exposure through these instruments may be considered an aggressive investment technique.
Underlying Exchange-Traded Funds – To the extent the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
Performance information for Initial Class shares will be included after the share class has been in operation for one complete calendar year.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.

Annual Total Returns (calendar years ended December 31) - Service Class

	Quarter Ended	Return
Best Quarter:	6/30/2022	34.96%
Worst Quarter:	6/30/2020	-36.36%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Service Class	23.10%	-26.48%	-27.16%	5/1/2009
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: ProFund Advisors LLC Portfolio Managers:
Michael Neches	Senior Portfolio Manager	since September 2013
Devin Sullivan	Portfolio Manager	since March 2018
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
The portfolio does not currently offer Initial class shares.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica S&P 500 Index VP

Investment Objective: Seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.08%	0.08%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.06%	0.06%
Recaptured expenses[1]	0.01%	0.01%
All other expenses	0.05%	0.05%
Total annual fund operating expenses	0.14%	0.39%
1
Contractual arrangements have been made with the portfolio’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through May 1, 2024 to waive fees and/or reimburse portfolio expenses to the extent that the total annual fund operating expenses exceed 0.14% for Initial Class shares and 0.39% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. These arrangements cannot be terminated prior to May 1, 2024 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the portfolio, in the class’s total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$14	$45	$79	$179
Service Class	$40	$125	$219	$493
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 5% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities listed in the S&P 500® Index (the “Index”)1. Under normal circumstances, however, the portfolio intends to invest substantially all of its assets in securities of companies included in the Index and close substitutes, including index futures contracts. The Index is a well-known stock market index that includes common stocks of approximately 500 companies from all major industries representing a significant portion of the market value of all common stocks publicly traded in the United States. Stocks in the Index are weighted according to their float adjusted capitalizations. The Index, which is constructed and maintained by S&P Dow Jones Indices LLC, is normally rebalanced each March, June, September and December, and is reconstituted on an as needed basis and on pre-determined dates as Index constituents change in size. The portfolio will concentrate (invest 25% or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry.
The portfolio’s sub-adviser, SSGA Funds Management, Inc. (the “sub-adviser”), does not sub-advise the portfolio according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the sub-adviser utilizes a “passive” or “indexing” investment approach, seeking to provide investment results that, before expenses, correspond generally to the total return performance of the Index by employing a sampling strategy.
The sub-adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the portfolio may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Index
1
Standard & Poor’s does not sponsor the portfolio, nor is it affiliated in any way with the portfolio or the portfolio’s advisers. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” and “Standard & Poor’s 500®” are trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global. The portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation or warranty, express or implied, regarding the advisability of investing in the portfolio.

when the Index is rebalanced and reconstituted. The portfolio may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.
The sub-adviser may at times purchase or sell futures contracts in lieu of investment directly in the stocks included in the Index. The sub-adviser might do so, for example, in order to increase the portfolio’s investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the sub-adviser might use futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the portfolio but the sale has not yet been completed.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Passive Strategy/Index – The portfolio is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the index or of the actual securities comprising the index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the portfolio’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the portfolio.
Index Fund – While the portfolio seeks to track the performance of the S&P 500® Index (i.e., achieve a high degree of correlation with the index), the portfolio’s return may not match the return of the index. The portfolio incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the portfolio may not be fully invested at times, generally as a result of cash flows into or out of the portfolio or reserves of cash held by the portfolio to meet redemptions. The portfolio may attempt to replicate the index return by investing in fewer than all of the securities in the index, or in some securities not included in the index, potentially increasing the risk of divergence between the portfolio’s return and that of the index.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Large Capitalization Companies – The portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Industry Concentration – The portfolio will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration in a particular industry heightens the risks associated with that industry. As a result, the portfolio may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than portfolios investing in a broader range of industries.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Tracking Error – Imperfect correlation between the underlying portfolio securities held by the portfolio and those in the index that the portfolio tracks, portfolio fees and expenses, maintenance of cash balances to meet redemption requests, rounding of prices and changes to an index and regulatory policies may cause tracking error, which is the divergence of a portfolio’s performance from that of the portfolio’s benchmark index.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Index returns are since inception of the oldest share class.

As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.

Annual Total Returns (calendar years ended December 31) - Service Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	20.50%
Worst Quarter:	3/31/2020	-19.68%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	Since Inception	Inception Date
Initial Class	-18.22%	N/A	8.33%	1/12/2018
Service Class	-18.44%	8.93%	10.21%	5/1/2017
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	10.74%	5/1/2017
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: SSGA Funds Management, Inc. Portfolio Managers:
Keith Richardson	Portfolio Manager	since January 2019
Karl Schneider	Portfolio Manager	since May 2017
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica Small/Mid Cap Value VP

Investment Objective: Seeks to maximize total return.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.78%	0.78%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total annual fund operating expenses	0.81%	1.06%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$83	$259	$450	$1,002
Service Class	$108	$337	$585	$1,294
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 44% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-advisers, Systematic Financial Management, L.P. and Thompson, Siegel & Walmsley LLC (the “sub-advisers”), seek to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in small- and mid-cap equity securities (U.S. equity securities, American Depositary Receipts (“ADRs”) and foreign securities trading on U.S. markets).
The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of securities comprising the Russell 2000® Index1 and the Russell Midcap® Index respectively, or within the range of the Russell 2500® Index, whichever is broader at the time of purchase. Over time, the capitalizations of the companies in the index will change. As they do, the size of the companies in which the portfolio invests may change. As of December 31, 2022, the market capitalization range of securities comprising the Russell 2000® Index was between $6 million and $7.93 billion, the market capitalization range of securities comprising the Russell Midcap® Index was between $306 million and $53 billion, and the market capitalization range of securities comprising the Russell 2500® Index was between $6 million and $20.4 billion.
The portfolio’s investment manager, Transamerica Asset Management, Inc., determines the allocation of the portfolio’s assets between the portfolio’s sub-advisers and rebalances the allocation periodically to normally maintain an approximate allocation of 60% of the portfolio’s assets to Thompson, Siegel & Walmsley LLC and 40% of the portfolio’s assets to Systematic Financial Management, L.P. The portfolio emphasizes investments in common stocks.
Thompson, Siegel & Walmsley LLC is the sub-adviser for the mid cap sleeve. In the mid-cap sleeve, the sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser’s mid-cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Factors one and two of the screen attempt to assess a company’s discount to private market value relative to other mid-cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action.
Systematic Financial Management, L.P. is the sub-adviser for the small-cap sleeve. In the small-cap sleeve, the sub-adviser generally will invest in common stocks of companies with small capitalizations that are attractively valued and possess low price cash flow ratios or, in the case of certain financial stocks, low price/earnings ratios and/or low price/book ratios. The sub-adviser’s security selection process generally favors companies with strong operating cash flow, strong free cash flow, limited financial leverage and strong debt coverage. Trends in balance sheet items including inventories, accounts receivable, and payables are scrutinized as well. The sub-adviser also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management.
The portfolio’s investment methodology unifies what both sub-advisers deem to be the best attributes of quantitative screening and fundamental research in an integrated and repeatable process designed to outperform the Russell 2500® Value Index over the long term. Under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The portfolio may invest up to 10% of its total assets in the securities of foreign issuers, including ADRs and foreign securities trading on U.S. markets. The portfolio may also invest in real estate investment trusts (“REITs”), and may invest up to 5% of its total net assets in exchange traded funds (“ETFs”).
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Small Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. In addition, depositary receipts expose the portfolio to risk associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depositary bank and to the sponsors and other parties with whom the depositary bank establishes the programs. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Repurchase Agreements – In a repurchase agreement, the portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Underlying Exchange-Traded Funds – To the extent the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Prior to December 4, 2016, the portfolio was named Transamerica Systematic Small/Mid Cap Value VP, Systematic Financial Management, L.P. served as the portfolio's sole sub-adviser and the portfolio used different investment strategies. Performance set forth for prior to that date is solely attributable to Systematic Financial Management, L.P. and differing strategies.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	12/31/2020	25.51%
Worst Quarter:	3/31/2020	-33.06%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-8.31%	6.28%	10.25%	5/4/1993
Service Class	-8.53%	6.01%	9.98%	5/3/2004
Russell 2500™ Value Index[1] (reflects no deduction for fees, expenses or taxes)	-13.08%	4.75%	8.93%
1
“Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Systematic Financial Management, L.P. Portfolio Managers:
Kenneth Burgess, CFA	Portfolio Manager	since April 2011
W. Ryan Wick, CFA	Portfolio Manager	since March 2022
Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Managers:
R. Michael Creager, CFA	Portfolio Manager	since March 2019
Brett P. Hawkins, CFA	Portfolio Manager	since December 2016
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica T. Rowe Price Small Cap VP

Investment Objective: Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.78%	0.78%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total annual fund operating expenses	0.81%	1.06%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$83	$259	$450	$1,002
Service Class	$108	$337	$585	$1,294
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 33% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, T. Rowe Price Associates, Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in small-cap growth companies. These are currently defined by the sub-adviser as companies whose market capitalization at the time of purchase falls within the range of companies in the Morgan Stanley Capital International U.S. Small Cap Growth Index (“MSCI U.S. Small Cap Growth Index”), which was approximately $77.06 million to $30.59 billion as of December 31, 2022, but the range will vary with market fluctuations. The market capitalization of the companies in the portfolio and the MSCI U.S. Small Cap Growth Index changes over time, and the portfolio will not sell a stock just because the company has grown to a market capitalization outside the range. Most of the stocks purchased by the portfolio will be in this size range. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. The portfolio intends to be invested in a broadly diversified portfolio of securities and the top 25 holdings will not, under normal circumstances, constitute more than 50% of total assets. This broad diversification helps to minimize the effects of individual security selection on portfolio performance. The sub-adviser employs an integrated approach to investing by combining fundamental analysis and quantitative models to identify stocks that could be included in the portfolio. Stocks are selected based on a variety of metrics the sub-adviser considers important, such as valuations and projected earnings and sales growth rates, capital allocation, and earnings quality. Sector allocations are generally in line with those of the MSCI U.S. Small Cap Growth Index, with occasional small overweights or underweights to a particular sector, and the portfolio may at times invest significantly in technology stocks. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
While the portfolio normally invests principally in small-cap U.S. common stocks, the sub-adviser may, to a lesser extent, invest in foreign stocks (up to 10% of total assets) or exchange traded funds in pursuit of its investment objective. The portfolio may invest a portion of its assets in securities such as stock, fixed-income securities or convertible securities issued by real estate investment trusts (“REITs”). The portfolio may invest directly in REITs, including equity REITs, mortgage REITs and hybrid REITs. The portfolio may, but need not, invest in derivatives, including stock index futures and options to manage or hedge risk.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.

Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Small Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Convertible Securities – Convertible securities are subject to risks associated with both fixed-income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Underlying Exchange-Traded Funds – To the extent the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	24.04%
Worst Quarter:	3/31/2020	-24.00%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-22.39%	5.67%	10.93%	5/3/1999
Service Class	-22.60%	5.41%	10.64%	5/1/2003
MSCI U.S. Small Cap Growth Index (reflects no deduction for fees, expenses or taxes)	-26.16%	5.84%	10.38%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: T. Rowe Price Associates, Inc. Portfolio Manager:
Sudhir Nanda, CFA	Portfolio Manager	since October 2006
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica TS&W International Equity VP

Investment Objective: Seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.77%	0.77%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.08%	0.08%
Total annual fund operating expenses	0.85%	1.10%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$87	$271	$471	$1,049
Service Class	$112	$350	$606	$1,340
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 14% of the average value of its portfolio.
Principal Investment Strategies: Under normal circumstances, the portfolio seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of foreign companies representing at least three countries other than the
United States. The portfolio’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), currently anticipates investing in at least 12 countries other than the United States. The sub-adviser emphasizes established companies in individual foreign markets and seeks to stress companies and markets that it believes are undervalued. The sub-adviser expects capital growth to be the predominant component of the portfolio’s total return.
Generally, the portfolio will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the portfolio will emphasize larger, more seasoned or established companies, it may invest in companies of varying sizes as measured by assets, sales or market capitalization. The portfolio will invest primarily in securities of companies domiciled in developed markets, but may invest up to 10% of its assets in securities of companies in emerging markets. The sub-adviser seeks to diversify the portfolio’s investments around the world and within markets in an effort to minimize specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI Europe, Australasia and Far East (“EAFE”) Index. The sub-adviser also performs rigorous fundamental analysis. The portfolio is typically composed of approximately 80-110 stocks as a result of this process.
The sub-adviser generally limits the portfolio’s investment universe to companies with a minimum of three years of operating history. The sub-adviser employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Focused Investing – To the extent the portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. In addition, depositary receipts expose the portfolio to risk associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depositary bank and to the sponsors and other parties with whom the depositary bank establishes the programs. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Large Capitalization Companies – The portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Prior to May 1, 2013, the portfolio was named Transamerica Morgan Stanley Active International Allocation VP, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	12/31/2022	19.57%
Worst Quarter:	3/31/2020	-26.74%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-14.40%	1.13%	4.61%	4/8/1991
Service Class	-14.63%	0.88%	4.35%	5/1/2003
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	-14.01%	2.03%	5.16%
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Thompson, Siegel & Walmsley LLC Portfolio Manager:
Brandon H. Harrell, CFA	Portfolio Manager	since May 2013
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

Transamerica WMC US Growth VP

Investment Objective: Seeks to maximize long-term growth.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.62%	0.62%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total annual fund operating expenses	0.65%	0.90%
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$66	$208	$362	$810
Service Class	$92	$287	$498	$1,108
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 34% of the average value of its portfolio.
Principal Investment Strategies: The portfolio invests, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Portfolio construction emphasizes stock specific risk while minimizing other sources of broad market risk. The goal is a portfolio whose relative performance is not dependent on the market environment.
The portfolio’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), employs a “bottom-up” approach, using fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach evaluates individual companies in the context of broader market factors.
The sub-adviser’s stock selection process is derived from its observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the investment philosophy. The portfolio employs a growth style of investing. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
The initial investment universe is comprised of:
•
Securities held in the Russell 1000® Growth and S&P 500® Growth Indexes1
•
Equity securities within the market-cap range of the indexes with historical or projected growth rates greater than the Russell 1000® Index median
•
Stocks that meet other growth criteria as determined by the sub-adviser
Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Large Capitalization Companies – The portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. In addition, depositary receipts expose the portfolio to risk associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depositary bank and to the sponsors and other parties with whom the depositary bank establishes the programs. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk and legal risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes new requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the portfolio’s performance and its ability to implement its investment strategies as it has historically and may increase costs related to the portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
Leveraging – To the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. Use of leverage may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Prior to July 1, 2014, the portfolio was named Transamerica WMC Diversified Growth VP and used different investment strategies. The performance set forth prior to that date is attributable to those previous investment strategies.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	27.99%
Worst Quarter:	6/30/2022	-21.80%

Average Annual Total Returns (periods ended December 31, 2022)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-31.35%	9.80%	12.80%	12/31/1980
Service Class	-31.52%	9.53%	12.52%	5/1/2003
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	-29.14%	10.96%	14.10%
1
“Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Wellington Management Company LLP Portfolio Managers:
Douglas McLane, CFA	Lead Portfolio Manager	since July 2022[1]
Mammen Chally, CFA	Portfolio Manager	since July 2022[2]
David Siegle, CFA	Portfolio Manager	since May 2017
1 Portfolio Manager since May 2017; Lead Portfolio Manager since July 2022.
2 Portfolio Manager of the predecessor portfolio since July 2014. Lead Portfolio Manager of the portfolio from July 2014 to July 2022.
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2024. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

More on Each Portfolio’s Strategies and Investments

The following provides additional information regarding each portfolio’s strategies and investments described at the front of the prospectus. Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract. Except as otherwise expressly stated for a particular portfolio in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of a portfolio’s assets that may be invested in a particular type of security or investment. Each portfolio’s investment objective may be changed by the Board without shareholder approval.
Transamerica 60/40 Allocation VP: The portfolio is a fund of funds. The portfolio invests its assets in a combination of Transamerica funds (“underlying portfolios”). Transamerica Asset Management, Inc. (the “Investment Manager”) selects the underlying portfolios, and determines the amount invested in each of them, based on the portfolio’s investment objective, and may make changes from time to time without notice and without shareholder approval.
Under normal circumstances, the portfolio expects to allocate its assets among underlying portfolios with the goal of achieving exposure targets over time of approximately 60% of its net assets in equities and approximately 40% of its net assets in fixed-income. In the short-term, actual asset allocations may vary.
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The underlying portfolios may invest in derivatives such as futures contracts, options and swaps. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends partly on the performance of the underlying portfolios in which it invests.
The portfolio may be a significant shareholder in certain underlying portfolios. The portfolio may invest in a limited number of underlying portfolios.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Aegon Bond VP: The portfolio’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities, which may include dollar rolls, U.S. government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities, bank loans and loan participations, structured notes, and preferred securities. The sub-adviser considers emerging market countries as countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations.
Under normal circumstances, at least 50% of the portfolio’s net assets will be invested in (a) debt securities rated investment grade or higher (rated at least BBB by Standard & Poor’s or Fitch or Baa by Moody’s) by at least two rating agencies or, if unrated, are determined to be of comparable quality by the sub-adviser; (b) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody’s Commercial Paper Division, or A-1 or A-2 by Standard & Poor’s; and/or (d) cash or cash equivalents. Up to 50% of the portfolio’s net assets may be invested in debt securities that do not meet the investment grade criteria referred to above (commonly known as “junk bonds”). Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser). The portfolio may invest up to 20% of its net assets in equity securities, such as common stocks, rights, warrants or preferred stock. The portfolio may invest in securities of any maturity and does not have a target average duration.
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environments and global asset classes and proprietary “bottom-up” research of sectors, industries, issuers, and individual securities. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement and relative value of markets and securities prices worldwide. In its proprietary “bottom-up” research of corporate and sovereign debt and other fixed-income securities, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined “top-down” and “bottom-up” approach to determine asset class, sector, security, yield curve and duration positions for the portfolio. The sub-adviser’s research analysts also generally integrate environmental, social and governance (“ESG”) matters within their analytical process for foreign government bonds and notes (including emerging markets), private residential mortgage-backed securities, commercial mortgage-backed securities, certain asset-backed securities (including collateralized mortgage obligations), corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), structured notes, certain preferred securities, certain cash equivalents (including corporate commercial paper) and privately issued debt securities issued pursuant to Rule 144A or Regulation S alongside traditional credit metrics as a risk management tool and as a method to identify financially material ESG factors and arrive at an independent, comprehensive view of the investment. The sub-adviser’s research analysts typically do not consider ESG factors when analyzing other investments, including, but not limited to, investments in dollar rolls, U.S. government bonds and notes, U.S. agency securities, convertible bonds, other convertible securities, certain bank loans and loan participations, asset-backed commercial paper, cash, certain cash equivalent securities, equity securities, common stocks, rights, warrants, derivatives, repurchase agreements and money market instruments. ESG factors considered can vary across issuers and industries and may include, but are not limited to, greenhouse gas emissions, biodiversity impacts, product and employee safety, labor management and corporate governance. For asset-backed securities and mortgage-backed securities, ESG considerations may also include, but are not limited to, affordability and energy efficiency of collateral, underwriting standards and policies, alignment of interest and control provisions. Consideration of ESG matters is subjective and not determinative in the sub-adviser’s investment process. The sub-adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions. The sub-adviser’s research analysts do not take ESG factors into consideration with respect to every investment in the portfolio.
The portfolio may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The portfolio may purchase securities on a when-issued, delayed delivery, to be announced or forward commitment basis.
The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
The sub-adviser may sell a security for different reasons, including due to changes in credit outlook or security values.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Aegon Core Bond VP: The portfolio’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, primarily in investment grade debt securities, which may include: investment grade corporate securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. Under normal circumstances, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the sub-adviser. The portfolio’s weighted average duration will typically range from 3 to 10 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The portfolio may also invest in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”) and collateralized debt obligations (“CDOs”)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations, dollar rolls and repurchase agreements. The portfolio’s investments may include debt securities of foreign issuers, including emerging market debt securities. The portfolio may invest in securities that are denominated in U.S. dollars and in foreign currencies.
The portfolio may invest up to 10% of its net assets in emerging market debt securities and up to 10% of its net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of its net assets in emerging market debt securities and high-yield debt securities combined. The sub-adviser considers emerging market countries as countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate, government and agency debt, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movements of markets and securities prices worldwide. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined “top-down” and “bottom-up” approach to determine sector, security, yield curve, and duration positions for the portfolio. The sub-adviser’s research analysts also generally integrate environmental, social and governance (“ESG”)

matters within their analytical process for investment grade corporate debt securities, foreign government bonds and notes (including emerging markets), private residential mortgage-backed securities, certain asset-backed securities (including CLOs, CBOs and CDOs), CMBS, certain cash equivalents (including corporate commercial paper) and privately issued debt securities issued pursuant to Rule 144A or Regulation S alongside traditional credit metrics as a risk management tool and as a method to identify financially material ESG factors and arrive at an independent, comprehensive view of the investment. The sub-adviser’s research analysts typically do not consider ESG factors when analyzing other investments, including, but not limited to, investments in U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, U.S. Treasury and agency securities, municipal bonds, asset-backed commercial paper, dollar rolls, repurchase agreements, derivatives, cash, certain cash equivalent securities and money market instruments. ESG factors considered can vary across issuers and industries and may include, but are not limited to, greenhouse gas emissions, biodiversity impacts, product and employee safety, labor management and corporate governance. For asset-backed securities and mortgage-backed securities, ESG considerations may also include, but are not limited to, affordability and energy efficiency of collateral, underwriting standards and policies, alignment of interest and control provisions. Consideration of ESG matters is subjective and not determinative in the sub-adviser’s investment process. The sub-adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions. The sub-adviser’s research analysts do not take ESG factors into consideration with respect to every investment in the portfolio.
The portfolio may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The portfolio may purchase securities on a when-issued, delayed delivery, to be announced or forward commitment basis.
The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
The sub-adviser may sell a security for different reasons, including due to changes in credit outlook or security values.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Aegon High Yield Bond VP: The portfolio’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield bonds (commonly known as “junk bonds”). The portfolio normally invests primarily in U.S. securities.
Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the sub-adviser). The sub-adviser seeks to achieve high returns for the portfolio while maintaining a reasonable risk profile.
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate and sovereign debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that the sub-adviser believes affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing portfolio risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure. The sub-adviser uses this combined “top-down” and “bottom-up” approach to determine asset class, sector, security, yield curve and duration positions for the portfolio. The sub-adviser’s research analysts also generally integrate environmental, social and governance (“ESG”) matters within their analytical process for high-yield bonds, foreign securities (including emerging markets), investment grade bonds, certain asset-backed securities, private residential mortgage-backed securities, certain preferred equity, privately issued debt securities issued pursuant to Rule 144A or Regulation S and certain cash equivalents (including corporate commercial paper) alongside traditional credit metrics as a risk management tool and as a method to identify financially material ESG factors and arrive at an independent, comprehensive view of the investment. The sub-adviser’s research analysts typically do not consider ESG factors when analyzing other investments, including, but not limited to, investments in certain bank loans, U.S. Treasury and agency mortgage-backed securities, common equity, cash, certain cash equivalent securities, asset-backed commercial paper, repurchase agreements and money market instruments. ESG factors considered can vary across issuers and industries and may include, but are not limited to, greenhouse gas emissions, biodiversity impacts, product and employee safety, labor management and corporate governance.

Consideration of ESG matters is subjective and not determinative in the sub-adviser’s investment process. The sub-adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions. The sub-adviser’s research analysts do not take ESG factors into consideration with respect to every investment in the portfolio.
The portfolio has no maturity or duration requirements or limitations. The portfolio may invest in foreign securities, including up to 10% of its net assets in emerging market securities. The sub-adviser considers emerging market countries as countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations.
To a lesser extent, the portfolio may invest in investment grade bonds, bank loans, asset backed and mortgage backed securities, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents. The portfolio may also invest in hybrid instruments having both debt and equity characteristics.
The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
The sub-adviser may sell a security for different reasons, including due to changes in credit outlook or security values.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Aegon Sustainable Equity Income VP: The portfolio’s sub-adviser, Aegon Asset Management UK plc (the “sub-adviser”), deploys an active strategy that generally invests in large and middle U.S. capitalization companies, focusing on those that pay dividends and that the sub-adviser views as having a favorable sustainability profile. Under normal circumstances, the portfolio will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities. The sub-adviser generally looks to buy stocks and hold them over multi-year periods in an effort to benefit from the compounding effects of increasing dividends.
When selecting dividend-paying stocks, the sub-adviser normally seeks to invest in companies that fall within one of three groupings established by the sub-adviser. One group is “compounders” or those companies that the sub-adviser sees as consistent annual dividend growers with long-term records of growing dividend-per-share. A second group is “hoarders” or those companies that are viewed by the sub-adviser as having the operating success and balance sheet strength to potentially increase dividend payout ratios and positively surprise the market. The third group is “de-equitizers” with capital structures that the sub-adviser believes offer the potential for mergers and acquisitions or share buy-backs.
In addition, the sub-adviser seeks to invest in stocks of companies with what the sub-adviser views as having positive sustainability credentials. The sub-adviser applies its sustainability assessment framework in evaluating each company considered for the portfolio. A small range of industries with what are seen as having poor sustainability profiles are excluded by the sub-adviser from the investible universe at the start of the investment process. These industries currently are: tobacco, weapons, nuclear power, gambling, animal mistreatment, adult entertainment, genetic modification for agricultural purposes, coal, and oil exploration and production. Sustainability credentials of each eligible company are assessed by the sub-adviser through proprietary analysis focusing on what the sub-adviser views as material sustainability factors with clear links to risks and opportunities.
Sustainability research by the sub-adviser’s Responsible Investment team, composed of employees of the sub-adviser and certain of its affiliates, forms a key part of the sub-adviser’s investment process. The Responsible Investment team independently conducts sustainability research on each company proposed for investment by the sub-adviser’s investment team. The sustainability research uses a three-dimensional framework to analyze each company, looking at (i) its products (what it does), (ii) its practices (how it does it) and (iii) its sustainable improvement (is it improving from a sustainability perspective or does it have plans to do so?). The outcome of this analysis is that each company proposed for investment by the investment team is classified by the Responsible Investment team as either a sustainability “leader”, “improver”, or “laggard”, and the sub-adviser may only invest in companies identified as leaders or improvers.
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Sustainability “leaders” are companies that the Responsible Investment team believes exhibit top-quartile performance relative to global and regional peers from a combination of positive operational practices and being strategically well positioned with regard to the impact of their products or services. Activities that generate clear positive impact are viewed positively by the team.
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“Improvers” are companies in which the Responsible Investment team has identified sustainability issues that need to be addressed but where the team believes the company is taking action to address these and is showing clear signs of improvement.
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“Laggards” have, in the Responsible Investment team’s view, a poor product impact and/or have unacceptably low operational standards.
If a company is classified as a “laggard” by the Responsible Investment team, the company is not eligible for inclusion in the portfolio.

The sub-adviser uses data provided by third party vendors as one of a range of inputs into its assessment of a company’s sustainability credentials. The use of such data assists in initial screening and controversy monitoring but is not used in isolation to draw any final conclusions. The sub-adviser’s sustainability analysis process is based on detailed internal sustainability analysis carried out by its Responsible Investment team and it is this internal analysis that determines the sustainability category allocated to each stock.
The sub-adviser constructs a portfolio of individual stocks, selected on a “bottom-up” basis, meaning that it selects individual securities based on their specific merits, using fundamental analysis. The portfolio will typically consist of approximately 35 to 50 stocks with individual position sizes generally ranging from 1% to 10% of the portfolio’s net assets (10% maximum position weighting). Non-U.S. stocks, including American Depository Receipts (ADRs), are limited to 10% of the portfolio’s net assets. Annual portfolio turnover is anticipated to normally be less than 40%.
The sub-adviser generally employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents will generally be less than 5% of the portfolio’s net assets.
The portfolio may invest in index-traded futures to equitize cash in order to gain general equity market exposure until investments are made into stocks of individual companies.
All investments by the portfolio, with the exception of cash, cash equivalents, short-term debt securities, repurchase agreements, money market instruments and index-traded futures, are subject to the sub-adviser’s sustainability assessment framework.
The sub-adviser will normally sell a holding when it considers the investment thesis to have materially changed, including when it no longer meets the sub-adviser’s dividend criteria or sustainability criteria. A downgrade of a company to “laggard” status would prompt the full sale of the portfolio’s holding in the company as soon as is practicable.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Aegon U.S. Government Securities VP: The portfolio’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government debt obligations, or obligations guaranteed by U.S. government agencies or government sponsored entities and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. These securities may include:
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U.S. Treasury obligations
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Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities, including inflation-protected bonds. Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise
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Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Freddie Mac or Fannie Mae
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Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities
The weighted average duration of the portfolio will generally range from four to eight years.
The portfolio may invest up to 20% of its net assets in investment grade corporate bonds, short-term corporate debt securities, asset-backed securities, commercial mortgage-backed securities, mortgage-backed securities not guaranteed by the U.S. government, zero coupon bonds, “interest only” or “principal only” securities, high yield debt securities, debt securities of foreign corporate or sovereign issuers in developed countries, and obligations of U.S. banks and foreign banks denominated in U.S. dollars or other currencies. Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the portfolio’s sub-adviser.
The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In managing the portfolio’s assets, the sub-adviser uses a combination of global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of government debt and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that the sub-adviser believes affect the movement of markets and securities prices worldwide. This information helps to inform the sub-adviser’s decisions regarding the portfolio’s duration, yield-curve positioning and level of exposure to various asset classes. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, cash flows, capital structure and, as applicable, collateral.

The portfolio may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes. The use of derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price and because the portfolio’s use of derivative instruments may result in its exposure exceeding 100% of portfolio value. The portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin for the portfolio’s obligations under derivatives transactions.
The portfolio may purchase securities on a when-issued, delayed delivery, to be announced or forward commitment basis. The portfolio may also invest in dollar rolls.
The sub-adviser may sell a security for different reasons, including due to changes in credit outlook or security values.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica American Funds Managed Risk VP: The portfolio’s sub-adviser, Milliman Financial Risk Management LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in the American Funds Insurance Series Asset Allocation FundSM (the “Underlying Portfolio”). The portfolio employs a risk management strategy in an effort to manage return volatility.
The investment objective of the Underlying Portfolio is to seek to provide investors with high total return (including income and capital gains) consistent with the preservation of capital over the long term. In seeking to pursue its investment objective, the Underlying Portfolio varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the Underlying Portfolio’s investment adviser, Capital Research and Management CompanySM, expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments. As of December 31, 2022, the Underlying Portfolio was approximately 68% invested in equity securities, 27% invested in debt securities and 5% invested in cash and cash equivalent securities. The proportion of equities, debt and money market securities held by the Underlying Portfolio varies with market conditions and its investment adviser’s assessment of their relative attractiveness as investment opportunities. The primary benchmark of the Underlying Portfolio is the S&P 500® Index.
The Underlying Portfolio invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). Although the Underlying Portfolio focuses on investments in medium to larger capitalization companies, the Underlying Portfolio’s investments are not limited to a particular capitalization size. The Underlying Portfolio may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States. In addition, the Underlying Portfolio may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the Underlying Portfolio’s investment adviser or unrated but determined to be of equivalent quality by the Underlying Portfolio’s investment adviser). Such securities are sometimes referred to as “junk bonds.” The Underlying Portfolio’s investment adviser uses a system of multiple portfolio managers in managing the Underlying Portfolio’s assets. Under this approach, the portfolio of the Underlying Portfolio is divided into segments managed by individual managers who decide how their respective segments will be invested.
The Underlying Portfolio relies on the professional judgment of its investment adviser to make decisions about the Underlying Portfolio’s portfolio investments. The basic investment philosophy of the Underlying Portfolio’s investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. The Underlying Portfolio’s investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the Underlying Portfolio’s investment adviser believes that they no longer represent relatively attractive investment opportunities.
The portfolio seeks to manage return volatility by employing a managed risk strategy. The portfolio’s managed risk strategy seeks to stabilize the volatility of the portfolio around a target volatility level. The sub-adviser may use derivative instruments to accomplish this goal, which may include: equity futures contracts, treasury futures contracts, currency futures contracts, and other derivative instruments judged by the sub-adviser to be necessary to achieve the goals of the managed risk strategy. The sub-adviser may also buy or sell derivative instruments based on one or more market indices in an attempt to maintain the portfolio’s volatility at the targeted level in an environment in which the sub-adviser expects market volatility to decrease or increase, respectively. The sub-adviser selects individual derivative instruments that it believes will have prices that are highly correlated to the Underlying Portfolio’s positions. The sub-adviser adjusts derivative instruments to manage overall net portfolio risk exposure, in an attempt to stabilize the volatility of the portfolio around a predetermined target level and reduce the potential for portfolio losses during periods of significant market declines. The sub-adviser seeks to monitor and forecast volatility in the markets using a proprietary model, and adjust the portfolio’s derivative instruments accordingly. In addition, the sub-adviser will monitor liquidity levels of relevant derivative instruments and transparency provided by exchanges or the counterparties in derivatives transactions.
The sub-adviser adjusts derivatives positions to manage overall net portfolio risk exposure. The sub-adviser may, during periods of rising security prices, implement strategies in an attempt to preserve gains on the portfolio’s positions. The sub-adviser may, during periods of falling security prices, implement additional strategies in an effort to reduce losses in adverse market conditions. In these situations, the sub-adviser’s activity could significantly reduce the portfolio’s net economic exposure to equity securities. Following market declines, a downside rebalancing strategy may be used to decrease the amount of derivative instruments used to hedge the portfolio. The sub-adviser also adjusts derivative instruments to realign individual positions when the portfolio's asset allocation profile is rebalanced. The target volatility level will be set from time to time by the investment adviser and sub-adviser and may be adjusted if deemed advisable in the judgment of the investment adviser and sub-adviser.
Depending on market conditions, scenarios may occur where the portfolio has no positions in any derivative instruments.
The portfolio is non-diversified.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica BlackRock Government Money Market VP: The portfolio is a government money market fund. The portfolio seeks to maintain a stable net asset value of $1.00 per share by investing in:
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high-quality, U.S. dollar-denominated short-term money market securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities;
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repurchase agreements that are fully collateralized by U.S. government securities or cash; and
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cash.
The portfolio's sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), invests at least 99.5% of the portfolio's total assets (plus the amount of borrowings, if any, for investment purposes) in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements fully collateralized by such obligations or cash. Under normal circumstances, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements fully collateralized by such obligations.
The portfolio will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the portfolio at least equal in value to the amount of its repurchase obligation. This collateral must consist of U.S. government securities or cash. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the portfolio.
In managing the portfolio's assets, the sub-adviser uses a combination of “top-down” analysis of macroeconomic and interest rate environments and “bottom-up” research of sectors and issuers. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental and technical factors that may affect the movement of markets. In its “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and collateral and covenants to specific markets and individual issuers.
The portfolio invests in securities with a maximum remaining maturity of 397 days or less (with certain exceptions) and maintains a dollar-weighted average fund maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The portfolio may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.
The portfolio invests in accordance with the quality, maturity, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 and other rules of the Securities and Exchange Commission. The portfolio will only purchase securities that present minimal credit risk as determined by the sub-adviser pursuant to guidelines approved by the portfolio's Board of Trustees.
The portfolio may invest in other government money market funds to the extent permitted by law.

The sub-adviser employs relative value strategies when selling securities that are focused on identifying discrepancies in prices among securities that share similar economic or financial characteristics. This strategy is based on the premise that certain securities are mispriced given that they have consistent valuation factors in common, such as liquidity, interest rate, maturity, or spread. The sub-adviser may employ a variety of qualitative techniques to identify securities they believe to be mispriced relative to fundamental or technical factors.
If the portfolio takes a temporary defensive position, it will be more difficult for the portfolio to achieve its investment objective. Although the sub-adviser has the ability to take temporary defensive positions, it may choose not to do so for a variety of reasons, including during volatile market conditions.
Transamerica BlackRock iShares Active Asset Allocation – Conservative VP: Under normal circumstances, the portfolio’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange-traded funds (“ETFs”) advised by an affiliate of the sub-adviser.
The portfolio’s target allocation for long-term investments (the “Strategic Asset Allocation”) is approximately 35% in equity ETFs and approximately 65% in fixed-income ETFs that are not money market funds (“fixed-income ETFs”). The portfolio’s sub-adviser may periodically adjust the portfolio’s asset class allocations in accordance with its investment process and in an effort to appropriately position the portfolio to changing market environments. The sub-adviser may also allow the relative weighting of the portfolio’s investments within asset classes to vary from its Strategic Asset Allocation in response to market conditions, and may from time to time make tactical increases or decreases to the portfolio’s investment in a particular asset class beyond the Strategic Asset Allocation based on a broad range of market and economic trends and quantitative factors, such as market pricing and economic growth, inflation and policy data.
The portfolio’s equity exposure will generally range from 20% to 50% of its net assets under periods of normal market conditions.
The sub-adviser will seek to manage the portfolio’s volatility in an effort to stabilize performance. The sub-adviser will monitor the expected volatility of the portfolio on a daily basis. The sub-adviser will apply a volatility control framework that may cause the sub-adviser to respond to periods of higher than expected volatility by deviating from the Strategic Asset Allocation, allocating away from riskier asset classes such as equities, and increasing the portfolio’s exposure to cash and defensive assets in order to attempt to reduce volatility within the portfolio. Under this framework, if the sub-adviser’s risk forecast exceeds the portfolio’s volatility ceiling of 7%, the sub-adviser will normally allocate the portfolio’s assets away from riskier asset classes and to defensive assets in an effort to remain at or below the volatility ceiling. The sub-adviser expects to allocate back to riskier assets away from defensive assets as volatility normalizes. The strategy is intended to result in lower volatility of the portfolio’s net asset value under negative market conditions.
The underlying ETFs have a variety of investment focuses. The underlying equity ETFs include ETFs that are based on large cap U.S. equity, small cap U.S. equity and international equity (including emerging markets) indexes. The underlying fixed-income ETFs include ETFs that are based on broad, short, intermediate and long-term fixed-income indexes, as well as high yield (commonly known as “junk bonds”) and floating rate bond indexes. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
The portfolio’s net asset value will fluctuate, and the fluctuations may be sizable.
The portfolio may also invest in short-term defensive instruments (including Treasury bills, repurchase agreements, money market funds and cash).
The portfolio may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP: Under normal circumstances, the portfolio’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange-traded funds (“ETFs”) advised by an affiliate of the sub-adviser.
The portfolio’s target allocation for long-term investments (the “Strategic Asset Allocation”) is approximately 70% in equity ETFs and approximately 30% in fixed-income ETFs that are not money market funds (“fixed-income ETFs”). The portfolio’s sub-adviser may periodically adjust the portfolio’s asset class allocations in accordance with its investment process and in an effort to appropriately position the portfolio to changing market environments. The sub-adviser may also allow the relative weighting of the portfolio’s investments within asset classes to vary from its Strategic Asset Allocation in response to market conditions, and may from time to time make tactical increases or decreases to the portfolio’s investment in a particular asset class beyond the Strategic Asset Allocation based on a broad range of market and economic trends and quantitative factors, such as market pricing and economic growth, inflation and policy data.
The portfolio’s equity exposure will generally range from 30% to 95% of its net assets under periods of normal market conditions.
The sub-adviser will seek to manage the portfolio’s volatility in an effort to stabilize performance. The sub-adviser will monitor the expected volatility of the portfolio on a daily basis. The sub-adviser will apply a volatility control framework that may cause the sub-adviser to respond to periods of higher than expected volatility by deviating from the Strategic Asset Allocation, allocating away from riskier asset classes such as equities, and increasing the portfolio’s exposure to cash and defensive assets in order to attempt to reduce volatility within the portfolio. Under this framework, if the sub-adviser’s risk forecast exceeds the portfolio’s volatility ceiling of 14%, the sub-adviser will normally allocate the portfolio’s assets away from riskier asset classes and to defensive assets in an effort to remain at or below the volatility ceiling. The sub-adviser expects to allocate back to riskier assets away from defensive assets as volatility normalizes. The strategy is intended to result in lower volatility of the portfolio’s net asset value under negative market conditions.
The underlying ETFs have a variety of investment focuses. The underlying equity ETFs include ETFs that are based on large cap U.S. equity, small cap U.S. equity and international equity (including emerging markets) indexes. The underlying fixed-income ETFs include ETFs that are based on broad, short, intermediate and long-term fixed-income indexes, as well as high yield (commonly known as “junk bonds”) and floating rate bond indexes. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
The portfolio’s net asset value will fluctuate, and the fluctuations may be sizable.
The portfolio may also invest in short-term defensive instruments (including Treasury bills, repurchase agreements, money market funds and cash).
The portfolio may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica BlackRock iShares Active Asset Allocation – Moderate VP: Under normal circumstances, the portfolio’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange-traded funds (“ETFs”) advised by an affiliate of the sub-adviser.
The portfolio’s target allocation for long-term investments (the “Strategic Asset Allocation”) is approximately 50% in equity ETFs and approximately 50% in fixed-income ETFs that are not money market funds (“fixed-income ETFs”). The portfolio’s sub-adviser may periodically adjust the portfolio’s asset class allocations in accordance with its investment process and in an effort to appropriately position the portfolio to changing market environments. The sub-adviser may also allow the relative weighting of the portfolio’s investments within asset classes to vary from its Strategic Asset Allocation in response to market conditions, and may from time to time make tactical increases or decreases to the portfolio’s investment in a particular asset class beyond the Strategic Asset Allocation based on a broad range of market and economic trends and quantitative factors, such as market pricing and economic growth, inflation and policy data.
The portfolio’s equity exposure will generally range from 25% to 70% of its net assets under periods of normal market conditions.
The sub-adviser will seek to manage the portfolio’s volatility in an effort to stabilize performance. The sub-adviser will monitor the expected volatility of the portfolio on a daily basis. The sub-adviser will apply a volatility control framework that may cause the sub-adviser to respond to periods of higher than expected volatility by deviating from the Strategic Asset Allocation, allocating away from riskier asset classes such as equities, and increasing the portfolio’s exposure to cash and defensive assets in order to attempt to reduce volatility within the portfolio. Under this framework, if the sub-adviser’s risk forecast exceeds the portfolio’s volatility ceiling of 10%, the sub-adviser will normally allocate the portfolio’s assets away from riskier asset classes and to defensive assets in an effort to remain at or below the volatility ceiling.
The sub-adviser expects to allocate back to riskier assets away from defensive assets as volatility normalizes. The strategy is intended to result in lower volatility of the portfolio’s net asset value under negative market conditions.

The underlying ETFs have a variety of investment focuses. The underlying equity ETFs include ETFs that are based on large cap U.S. equity, small cap U.S. equity and international equity (including emerging markets) indexes. The underlying fixed-income ETFs include ETFs that are based on broad, short, intermediate and long-term fixed-income indexes, as well as high yield (commonly known as “junk bonds”) and floating rate bond indexes. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
The portfolio’s net asset value will fluctuate, and the fluctuations may be sizable.
The portfolio may also invest in short-term defensive instruments (including Treasury bills, repurchase agreements, money market funds and cash).
The portfolio may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica BlackRock iShares Dynamic Allocation – Balanced VP: Under normal circumstances, the portfolio’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange-traded funds (“ETFs”) advised by an affiliate of the sub-adviser.
The portfolio’s target allocation for long-term investments (the “Strategic Asset Allocation”) is approximately 50% in equity ETFs and approximately 50% in fixed-income ETFs that are not money market funds (“fixed-income ETFs”). The portfolio’s sub-adviser may periodically adjust the portfolio’s asset class allocations in accordance with its investment process and in an effort to appropriately position the portfolio to changing market environments. The sub-adviser may also allow the relative weighting of the portfolio’s investments within asset classes to vary from its Strategic Asset Allocation in response to market conditions, and may from time to time make tactical increases or decreases to the portfolio’s investment in a particular asset class beyond the Strategic Asset Allocation based on a broad range of market and economic trends and quantitative factors, such as market pricing and economic growth, inflation and policy data.
The portfolio’s equity exposure will generally range from 2.5% to 50% of its net assets under periods of normal market conditions.
The sub-adviser will seek to manage the portfolio’s volatility in an effort to stabilize performance. The sub-adviser will monitor the expected volatility of the portfolio on a daily basis. The sub-adviser will apply a volatility control framework that may cause the sub-adviser to respond to periods of higher than expected volatility by deviating from the Strategic Asset Allocation, allocating away from riskier asset classes such as equities, and increasing the portfolio’s exposure to cash and defensive assets in order to attempt to reduce volatility within the portfolio. Under this framework, if the sub-adviser’s risk forecast exceeds the portfolio’s volatility ceiling of 9.5%, the sub-adviser will normally allocate the portfolio’s assets away from riskier asset classes and to defensive assets in an effort to remain at or below the volatility ceiling.
The sub-adviser expects to allocate back to riskier assets away from defensive assets as volatility normalizes. The strategy is intended to result in lower volatility of the portfolio’s net asset value under negative market conditions.
The underlying ETFs have a variety of investment focuses. The underlying equity ETFs include ETFs that are based on large cap U.S. equity, small cap U.S. equity and international equity (including emerging markets) indexes. The underlying fixed-income ETFs include ETFs that are based on broad, short, intermediate and long-term fixed-income indexes, as well as high yield (commonly known as “junk bonds”) and floating rate bond indexes. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
The portfolio’s net asset value will fluctuate, and the fluctuations may be sizable.
The portfolio may also invest in short-term defensive instruments (including Treasury bills, repurchase agreements, money market funds and cash).
The portfolio may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP: Under normal circumstances, the portfolio’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange-traded funds (“ETFs”) advised by an affiliate of the sub-adviser.
The portfolio’s target allocation for long-term investments (the “Strategic Asset Allocation”) is approximately 70% in equity ETFs and approximately 30% in fixed-income ETFs that are not money market funds (“fixed-income ETFs”). The portfolio’s sub-adviser may periodically adjust the portfolio’s asset class allocations in accordance with its investment process and in an effort to appropriately position the portfolio to changing market environments. The sub-adviser may also allow the relative weighting of the portfolio’s investments within asset classes to vary from its Strategic Asset Allocation in response to market conditions, and may from time to time make tactical increases or decreases to the portfolio’s investment in a particular asset class beyond the Strategic Asset Allocation based on a broad range of market and economic trends and quantitative factors, such as market pricing and economic growth, inflation and policy data.
The portfolio’s equity exposure will generally range from 3.5% to 70% of its net assets under periods of normal market conditions.
The sub-adviser will seek to manage the portfolio’s volatility in an effort to stabilize performance. The sub-adviser will monitor the expected volatility of the portfolio on a daily basis. The sub-adviser will apply a volatility control framework that may cause the sub-adviser to respond to periods of higher than expected volatility by deviating from the Strategic Asset Allocation, allocating away from riskier asset classes such as equities, and increasing the portfolio’s exposure to cash and defensive assets in order to attempt to reduce volatility within the portfolio. Under this framework, if the sub-adviser’s risk forecast exceeds the portfolio’s volatility ceiling of 13%, the sub-adviser will normally allocate the portfolio’s assets away from riskier asset classes and to defensive assets in an effort to remain at or below the volatility ceiling.
The sub-adviser expects to allocate back to riskier assets away from defensive assets as volatility normalizes. The strategy is intended to result in lower volatility of the portfolio’s net asset value under negative market conditions.
The underlying ETFs have a variety of investment focuses. The underlying equity ETFs include ETFs that are based on large cap U.S. equity, small cap U.S. equity and international equity (including emerging markets) indexes. The underlying fixed-income ETFs include ETFs that are based on broad, short, intermediate and long-term fixed-income indexes, as well as high yield (commonly known as “junk bonds”) and floating rate bond indexes. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
The portfolio’s net asset value will fluctuate, and the fluctuations may be sizable.
The portfolio may also invest in short-term defensive instruments (including Treasury bills, repurchase agreements, money market funds and cash).
The portfolio may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica BlackRock iShares Edge 40 VP: The portfolio is a fund of funds. Under normal circumstances, the portfolio’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by allocating substantially all of the portfolio’s assets to a mix of exchange traded funds (“ETFs”) advised by an affiliate of the sub-adviser. The portfolio will normally emphasize investments in ETFs that pursue smart beta strategies that are designed to provide consistent exposure to systematic factors such as value, momentum, quality and size. Smart beta strategies focus on one or more of these systematic factors and seek to capture broad, consistent drivers of return which cannot be isolated through traditional index strategies alone.
The portfolio normally targets an allocation of approximately 40% of its net assets to equity ETFs. Generally, the portfolio’s strategic asset allocation over the long term is expected to be as follows: approximately 30% of the portfolio’s net assets in U.S. equity ETFs, approximately 10% of the portfolio’s net assets in international equity ETFs, and approximately 60% of the portfolio’s net assets in fixed-income ETFs. Typically, the portfolio is rebalanced to these strategic targets on a quarterly basis.
The portfolio will not attempt to buy or sell securities based on the sub-adviser’s economic, financial or market analysis, but will instead employ a “passive” investment approach designed to follow a custom allocation model designed for Transamerica. The portfolio will buy or sell securities only when the sub-adviser believes it is necessary to do so in order to maintain the target weightings.

The portfolio may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica BlackRock iShares Edge 50 VP: The portfolio is a fund of funds. Under normal circumstances, the portfolio’s sub-adviser, BlackRock Investment Management, LLC, seeks to achieve the portfolio’s objective by allocating substantially all of the portfolio’s assets to a mix of exchange-traded funds (“ETFs”) advised by an affiliate of the sub-adviser. The portfolio will normally emphasize investments in ETFs that pursue smart beta strategies that are designed to provide consistent exposure to systematic factors such as value, momentum, quality and size. Smart beta strategies focus on one or more of these systematic factors and seek to capture broad, consistent drivers of return which cannot be isolated through traditional index strategies alone.
The portfolio normally targets an allocation of approximately 50% of its net assets to equity ETFs. Generally, the portfolio’s strategic asset allocation over the long term is expected to be as follows: approximately 37.5% of the portfolio’s net assets in U.S. equity ETFs, approximately 12.5% of the portfolio’s net assets in international equity ETFs, and approximately 50% of the portfolio’s net assets in fixed-income ETFs. Typically, the portfolio is rebalanced to these strategic targets on a quarterly basis.
The portfolio will not attempt to buy or sell securities based on the sub-adviser’s economic, financial or market analysis, but will instead employ a “passive” investment approach designed to follow a custom allocation model designed for Transamerica. The portfolio will buy or sell securities only when the sub-adviser believes it is necessary to do so in order to maintain the target weightings.
The portfolio may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica BlackRock iShares Edge 75 VP: The portfolio is a fund of funds. Under normal circumstances, the portfolio’s sub-adviser, BlackRock Investment Management, LLC, seeks to achieve the portfolio’s objective by allocating substantially all of the portfolio’s assets to a mix of exchange-traded funds (“ETFs”) advised by an affiliate of the sub-adviser. The portfolio will normally emphasize investments in ETFs that pursue smart beta strategies that are designed to provide consistent exposure to systematic factors such as value, momentum, quality and size. Smart beta strategies focus on one or more of these systematic factors and seek to capture broad, consistent drivers of return which cannot be isolated through traditional index strategies alone.
The portfolio normally targets an allocation of approximately 75% of its net assets to equity ETFs. Generally, the portfolio’s strategic asset allocation over the long term is expected to be as follows: approximately 56.25% of the portfolio’s net assets in U.S. equity ETFs, approximately 18.75% of the portfolio’s net assets in international equity ETFs, and approximately 25% of the portfolio’s net assets in fixed-income ETFs. Typically, the portfolio is rebalanced to these strategic targets on a quarterly basis.
The portfolio will not attempt to buy or sell securities based on the sub-adviser’s economic, financial or market analysis, but will instead employ a “passive” investment approach designed to follow a custom allocation model designed for Transamerica. The portfolio will buy or sell securities only when the sub-adviser believes it is necessary to do so in order to maintain the target weightings.
The portfolio may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica BlackRock iShares Edge 100 VP: The portfolio is a fund of funds. Under normal circumstances, the portfolio’s sub-adviser, BlackRock Investment Management, LLC, seeks to achieve the portfolio’s objective by allocating substantially all of the portfolio’s assets to a mix of exchange-traded funds (“ETFs”) advised by an affiliate of the sub-adviser. The portfolio will normally emphasize investments in ETFs that pursue smart beta strategies that are designed to provide consistent exposure to systematic factors such as value, momentum, quality and size. Smart beta strategies focus on one or more of these systematic factors and seek to capture broad, consistent drivers of return which cannot be isolated through traditional index strategies alone.

The portfolio normally targets an allocation of approximately 100% of its net assets to equity ETFs. Generally, the portfolio’s strategic asset allocation over the long term is expected to be as follows: approximately 75% of the portfolio’s net assets in U.S. equity ETFs and approximately 25% of the portfolio’s net assets in international equity ETFs. Typically, the portfolio is rebalanced to these strategic targets on a quarterly basis. Under normal circumstances, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity ETFs.
The portfolio will not attempt to buy or sell securities based on the sub-adviser’s economic, financial or market analysis, but will instead employ a “passive” investment approach designed to follow a custom allocation model designed for Transamerica. The portfolio will buy or sell securities only when the sub-adviser believes it is necessary to do so in order to maintain the target weightings.
The portfolio may invest its assets directly, or through ETFs, in cash, cash equivalent securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica BlackRock Real Estate Securities VP: Under normal conditions, the portfolio’s sub-adviser, BlackRock Investment Management, LLC, and the portfolio’s sub-sub-advisers, BlackRock International Limited and BlackRock (Singapore) Limited (collectively, the “sub-adviser”), will invest at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that are principally engaged in the real estate industry. The sub-adviser considers issuers principally engaged in the real estate industry to be companies that derive their intrinsic value from the ownership, operation, development, construction, financing, management, or sale of commercial, industrial or residential real estate and similar activities. These companies may include real estate investment trusts (“REITs”), real estate operating companies whose businesses and services are related to the real estate industry and real estate holding companies. The portfolio may invest in securities of non-U.S. issuers, including issuers located in emerging market or developing countries. The sub-adviser considers the following to be non-U.S. issuers: (i) foreign government issuers, (ii) issuers organized or located outside the U.S., (iii) issuers which primarily trade in a market located outside the U.S., or (iv) issuers doing a substantial amount of business outside the U.S., which the sub-adviser considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The portfolio primarily buys common stock, but also can invest in preferred stock and convertible securities. The portfolio may also invest in securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), non-U.S. dollar denominated securities that are traded on a U.S. exchange and local shares of non-U.S. issuers.
The sub-adviser may engage in frequent and active trading of portfolio investments to achieve the portfolio’s investment objective. The portfolio does not directly invest in real estate.
As a part of its fundamental investment process, the sub-adviser also considers the impact of environmental, social and governance (“ESG”) factors on certain issuers and assesses the materiality of such ESG factors when making related investment decisions for the portfolio. These ESG considerations are incorporated by the sub-adviser when assessing REITs, real estate operating companies, foreign issuers (including emerging markets), and issuers of common stock, preferred stock and contracts for a difference. ESG factors are not the sole considerations when making such investment decisions for the portfolio and the sub-adviser may conclude that other attributes of such issuers outweigh ESG factors. The sub-adviser's evaluation of ESG factors is subjective and may change over time.
The sub-adviser may, when consistent with the portfolio’s investment objective, use futures, options, contracts for difference, forward contracts and/or swaps, including interest rate swaps and credit default swaps (collectively, commonly known as derivatives), for purposes of managing risk or to enhance total return. The portfolio may use foreign exchange swaps, spots and forward contracts to maintain the currency exposure against the benchmark. The portfolio may also use derivatives for leverage.
The portfolio concentrates its investments in securities of issuers in the real estate industry.
The sub-adviser calculates the expected upside of each investment within the portfolio’s investment universe by comparing current pricing with indicative value or estimate of the spot fair market value. As existing positions approach their indicative value, the sub-adviser’s projected upside decreases and the investment looks less attractive. As an investment becomes less attractive, it is automatically raised as a potential source of funds for more compelling investment ideas. The sub-adviser then raises the sale of the stock for discussion and determines whether the valuation case has changed or what stocks offer more attractive upside. The sub-adviser then considers any stock changes within the context of the portfolio and decides upon any portfolio change.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica BlackRock Tactical Allocation VP: The portfolio is a fund of funds. The portfolio seeks to achieve its objective by investing its assets in a combination of Transamerica funds (the “underlying portfolios”) selected by the portfolio’s sub-adviser.
The portfolio allocates its assets to obtain equity and fixed-income exposure based on the sub-adviser’s proprietary tactical asset allocation model. The portfolio’s target level of equity exposure is determined monthly by the model based on specified market factors, such as the 10-year swap rate and implied volatility. The model was provided to Transamerica Asset Management, Inc., the portfolio’s investment manager, by an affiliated insurance company and is used by that company to develop and price insurance policies and variable annuity contracts. The model is run on the first business day of each month and produces the target equity allocation for the month.
Under normal circumstances, the portfolio’s investments in domestic and international equity funds will vary between 40% and 90% of the portfolio’s net assets, with the remaining portion invested in domestic and international fixed-income funds, which may include money market funds. Equity exposure increases with higher 10-year swap rates and lower implied volatility. Equity exposure decreases with lower 10-year swap rates and higher implied volatility.
The portfolio’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), may not vary or override the target level equity exposure regardless of the sub-adviser’s view of the market outlook. Based on the model’s target allocation, the sub-adviser selects among underlying equity and fixed-income portfolios and rebalances the portfolio’s assets among the underlying portfolios to maintain the target weightings. The underlying portfolios may include one or more portfolios sub-advised by the sub-adviser or its affiliates.
The portfolio may also invest directly in securities, including up to 20% of its assets in exchange traded funds (“ETFs”), U.S. government securities, short-term commercial paper, cash and cash equivalents. In addition, the portfolio may invest in equity index futures in an effort to efficiently manage reallocations, minimize disruption to underlying funds and enhance liquidity for the portfolio.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios. The sub-adviser may change the portfolio’s asset allocations (consistent with the model) and underlying portfolios at any time without notice to shareholders and without shareholder approval.
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.
The sub-adviser evaluates the attractiveness of countries and asset classes, and will assess each investment’s changing characteristics relative to its contribution to portfolio risk within that discipline and will sell the investment when it no longer offers an appropriate return-to-risk trade-off. The sub-adviser may also decide to sell exposure to a sub-adviser of an underlying portfolio based on the evaluation of performance or assessment of the opportunity set.
The portfolio may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Goldman Sachs 70/30 Allocation VP: The portfolio is a fund of funds. Under normal circumstances, the portfolio’s sub-adviser, Goldman Sachs Asset Management, L.P. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing in underlying Transamerica funds (“underlying portfolios”). The portfolio normally targets an allocation of approximately 70% of its net assets to equity funds with the remaining 30% to fixed-income funds and rebalances the allocation to at least quarterly to maintain these approximate allocations.

The sub-adviser employs strategic asset allocation in an effort to maximize risk-adjusted returns over a full market cycle, defined as a multi-year period from the end of one economic recession through the end of the next. The sub-adviser seeks to identify and incorporate what it views as uncorrelated, persistent sources of return into its strategic asset allocation in an effort to balance risk across these return sources and translate risk allocation into capital and asset class terms. The sub-adviser also seeks to add value in the selection of underlying portfolios.
The portfolio’s investment manager, Transamerica Asset Management, Inc. will, among other things, oversee and monitor the sub-adviser and will be solely responsible for identifying the underlying portfolios available for investment and overseeing the management of the underlying portfolios. After the available underlying portfolios have been identified, the sub-adviser determines which underlying portfolios to utilize to achieve the sub-adviser’s target asset allocation. Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios. Through its investments in underlying portfolios, the portfolio may have exposure to companies of all capitalization ranges. The portfolio may have exposure to foreign equity and debt securities, including emerging market equity and debt securities. The portfolio has no maturity or duration requirements or limitations with respect to its fixed-income fund investments, and may have exposure to high yield bonds and floating rate loans. The portfolio may invest up to 10% of its total assets in a combination of high-yield bond funds, emerging markets equity funds, emerging markets fixed-income funds and real estate funds with no more than 5% in any of these fund types.
The “List and Description of Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio and provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time, and the portfolio may be a significant shareholder in certain underlying portfolios. The manager may change the underlying portfolios in which the portfolio may invest from time to time at its discretion without notice or shareholder approval.
The portfolio may also invest in exchange-traded funds and/or derivatives to equitize cash in the equity portion of the portfolio. Derivatives are limited to exchange-traded equity and interest-rate futures. As a result of the derivatives usage, the portfolio may also hold a portion of the assets in short-term investments, including money market funds, government fixed-income securities, repurchase agreements and other cash equivalents.
The portfolio may have exposure to derivative instruments through its investments in underlying portfolios.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Goldman Sachs Managed Risk – Balanced ETF VP: The portfolio is a fund of funds. The portfolio’s sub-adviser, Goldman Sachs Asset Management, L.P. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying third-party exchange traded funds (“ETFs”).
In seeking to achieve its investment objective, the portfolio follows these investment strategies:
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Under normal circumstances, the portfolio will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in ETFs. The portfolio expects to allocate substantially all of its assets among underlying ETFs that track the performance of a benchmark index in seeking to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio’s goal is to achieve a mix over time of approximately 50% of net assets in ETFs that invest primarily in equities (“equity ETFs”) and 50% of net assets in ETFs that invest primarily in fixed income securities (“fixed income ETFs”). The sub-adviser may adjust these percentage allocations as market conditions change based on the sub-adviser’s risk management calculations.
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The portfolio employs a managed risk strategy in an effort to manage return volatility. The sub-adviser uses a proprietary model incorporating realized and forecasted short-term volatility to adjust the portfolio’s weightings if this short-term volatility measure is above a certain threshold. The strategy also aims to reduce the impact of sustained market declines by reducing equity exposure. In implementing this strategy, based on the level of volatility in equity and fixed income markets, changes in volatility of the portfolio, and drawdowns experienced by the portfolio, the sub-adviser is permitted to increase exposure to equity ETFs to approximately 70% of net assets or decrease exposure to equity ETFs to approximately 25% of net assets and is permitted to increase exposure to fixed income ETFs to approximately 75% of net assets or decrease exposure to fixed income ETFs to approximately 30% of net assets. This means at any time the portfolio’s asset mix may be significantly different than its stated asset mix goal.

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The sub-adviser decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and other factors, such as historical performance and volatility in the equity and fixed income markets.
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The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The portfolio’s ability to achieve its investment objective depends partly (or in part) on the performance of the underlying ETFs.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds. The portfolio may be a significant shareholder in certain underlying ETFs.
The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.
The portfolio may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Goldman Sachs Managed Risk – Conservative ETF VP: The portfolio is a fund of funds. The portfolio’s sub-adviser, Goldman Sachs Asset Management, L.P. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying third-party exchange traded funds (“ETFs”).
In seeking to achieve its investment objective, the portfolio follows these investment strategies:
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Under normal circumstances, the portfolio will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in ETFs. The portfolio expects to allocate substantially all of its assets among underlying ETFs that track the performance of a benchmark index in seeking to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio’s goal is to achieve a mix over time of approximately 35% of its net assets in ETFs that invest primarily in equities (“equity ETFs”) and 65% of its net assets in ETFs that invest primarily in fixed income securities (“fixed income ETFs”). The sub-adviser may adjust these percentage allocations as market conditions change based on the sub-adviser’s risk management calculations.
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The portfolio employs a managed risk strategy in an effort to manage return volatility. The sub-adviser uses a proprietary model incorporating realized and forecasted short-term volatility to adjust the portfolio’s weightings if this short-term volatility measure is above a certain threshold. In implementing this strategy, based on the level of volatility in equity and fixed income markets, changes in volatility of the portfolio, and drawdowns experienced by the portfolio, the sub-adviser is permitted to increase exposure to equity ETFs to approximately 50% of net assets or decrease exposure to equity ETFs to approximately 15% of net assets and is permitted to increase exposure to fixed income ETFs to approximately 85% of net assets or decrease exposure to fixed income ETFs to approximately 50% of net assets. This means at any time the portfolio’s asset mix may be significantly different than its stated asset mix goal.
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The sub-adviser decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and other factors, such as historical performance and volatility in the equity and fixed income markets.
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The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The portfolio’s ability to achieve its investment objective depends partly (or in part) on the performance of the underlying ETFs.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds. The portfolio may be a significant shareholder in certain underlying ETFs.
The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.
The portfolio may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Goldman Sachs Managed Risk – Growth ETF VP: The portfolio is a fund of funds. The portfolio’s sub-adviser, Goldman Sachs Asset Management, L.P. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying third-party exchange traded funds (“ETFs”).
In seeking to achieve its investment objective, the portfolio follows these investment strategies:
•
Under normal circumstances, the portfolio will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in ETFs. The portfolio expects to allocate substantially all of its assets among underlying ETFs that track the performance of a benchmark index in seeking to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio’s goal is to achieve a mix over time of approximately 75% of net assets in ETFs that invest primarily in equities (“equity ETFs”) and 25% of net assets in ETFs that invest primarily in fixed income securities (“fixed income ETFs”). The sub-adviser may adjust these percentage allocations as market conditions change based on the sub-adviser’s risk management calculations.
•
The portfolio employs a managed risk strategy in an effort to manage return volatility. The sub-adviser uses a proprietary model incorporating realized and forecasted short-term volatility to adjust the portfolio’s weightings if this short-term volatility measure is above a certain threshold. The strategy also aims to reduce the impact of sustained market declines by reducing equity exposure. In implementing this strategy, based on the level of volatility in equity and fixed income markets, changes in volatility of the portfolio, and drawdowns experienced by the portfolio, the sub-adviser is permitted to increase exposure to equity ETFs to approximately 100% of net assets or decrease exposure to equity ETFs to approximately 35% of net assets, and is permitted to increase exposure to fixed income ETFs to approximately 65% of net assets or decrease exposure to fixed income ETFs to approximately 0% of net assets. This means at any time the portfolio’s asset mix may be significantly different than its stated asset mix goal.
•
The sub-adviser decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and other factors, such as historical performance and volatility in the equity and fixed income markets.
•
The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The portfolio’s ability to achieve its investment objective depends partly (or in part) on the performance of the underlying ETFs.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds. The portfolio may be a significant shareholder in certain underlying ETFs.
The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.
The portfolio may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Great Lakes Advisors Large Cap Value VP: Under normal circumstances, the portfolio will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large cap companies. The portfolio considers large cap companies to be companies with capitalizations at the time of investment within the range of companies included in the Russell 1000® Index. As of December 31, 2022, the market capitalization range of the Russell 1000® Index was between approximately $306 million and $1.2 trillion. The portfolio’s sub-adviser, Great Lakes Advisors, LLC (the “sub-adviser”), normally focuses primarily on companies with market capitalizations greater than $5 billion. The portfolio typically holds between 35 and 50 positions. The portfolio’s benchmark is the Russell 1000® Value Index.
The sub-adviser will employ a relative value approach, combining a quantitative screening tool to identify attractive candidate securities with a bottom-up, fundamental research process to select and weight individual securities. The sub-adviser’s proprietary quantitative screening tool is used to narrow the universe of potential investments by comparing stocks to their peers using a combination of factors, including relative valuation, potential for improving business prospects, earnings quality, and short-term price reversal. Valuation is assessed by the sub-adviser on both a relative and absolute basis. Relative valuation compares a stock to comparable assets in order to gauge its value and attractiveness, whereas absolute valuation evaluates a stock’s worth in absolute terms with no consideration regarding the value of other comparable assets. The sub-adviser generally invests in securities it believes to be attractively valued with the potential to exceed investor expectations and may sell securities that no longer meet the portfolio’s investment criteria. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

The portfolio will generally invest in companies across a variety of industries and sectors. The portfolio will normally invest primarily in common stock and depositary receipts. The portfolio may invest up to 20% of its net assets in non-U.S. securities. The sub-adviser considers non-U.S. securities to include issuers organized or located outside the U.S. and/or that trade primarily in a market located outside the U.S. The portfolio may invest up to 20% of its net assets in small and/or medium capitalization companies.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica International Focus VP: The portfolio’s sub-adviser, Epoch Investment Partners, Inc. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts, of issuers economically tied to a number of countries throughout the world, including emerging market countries.
In selecting investments for the portfolio, the sub-adviser seeks companies that have demonstrated superior earnings growth, positive business momentum and sustainable profitability while seeking not to overpay for these growth characteristics. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks. The sub-adviser may invest the portfolio’s assets in companies of any size. The portfolio may also invest in warrants and rights.
The sub-adviser will normally invest the portfolio’s assets in investments economically tied to at least three countries not including the United States. The sub-adviser may invest a large percentage of the portfolio’s assets in issuers in a single country, a small number of countries, or a particular geographic region. The sub-adviser generally considers an issuer of a security or other investment to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; or (f) the issuer is included in an index which is representative of that country. For purposes of determining if a security or other investment is considered a foreign security, revenues from goods sold or services performed in all countries other than the United States and assets in all countries other than the United States may be aggregated. For purposes of determining if a security or other investment is considered an emerging market security, revenues from goods sold or services performed in all emerging market countries and assets in all emerging market countries may be aggregated.
The sub-adviser normally allocates the portfolio's investments across different industries and sectors, but the sub-adviser may invest a significant percentage of the portfolio's assets in issuers in a single or small number of industries or sectors.
The sub-adviser uses a “bottom-up” investment approach to buying and selling investments for the portfolio. A “bottom-up” approach is looking at individual companies against the context of broader market factors. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser uses a quantitative screen to seek to identify companies with growth characteristics, positive earnings sentiment, stable profitability and reasonable valuations. The sub-adviser may engage in active and frequent trading in pursuing the portfolio’s principal investment strategies.
The portfolio may invest up to 5% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
When a stock displays characteristic no longer consistent with the sub-adviser's style, it is reviewed by the investment professional with the appropriate sector coverage. The sub-adviser typically bases sell decisions on negative changes to the ranking of the stock, a deterioration of the fundamental or qualitative reasons for the original purchase, or to enhance the portfolio with a superior investment idea.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Janus Balanced VP: The portfolio’s sub-adviser, Janus Henderson Investors US LLC (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by normally investing 50-60% of the portfolio’s assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The portfolio normally invests at least 40% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. Government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities.
The portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets. Under normal circumstances, the portfolio will invest 40-60% of its assets in U.S. equities, with no more than 5% in small cap stocks, and 0-15% in international equities. The portfolio will, in aggregate, have no more than 15% in real estate investment trusts, bank loans, emerging market equities, emerging market fixed-income, and high yield debt (commonly known as “junk bonds”). Junk bonds are high risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
In choosing investments for the portfolio, the portfolio managers apply a “bottom-up” approach with one portfolio manager focusing on the equity portion of the portfolio and the other portfolio manager focusing on the fixed-income portion of the portfolio. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if investment in that company is consistent with the portfolio’s investment policies. The portfolio managers share day-to-day responsibility for the portfolio’s investments.
The sub-adviser may sell a specific equity security if the share price reflects target price; to upgrade the portfolio with a new idea that the sub-adviser believes represents better risk/reward opportunity; because of change to company or industry fundamentals that may cause advantages to deteriorate; or to adjust positions based on absolute and relative risk monitoring targets.
The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
The sub-adviser may sell a specific fixed-income security if the investment thesis is realized on an individual security; because of negative change to company fundamentals or management intentions; if better total opportunities exist elsewhere; or if fundamentals require sector allocation repositioning.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Janus Mid-Cap Growth VP: The portfolio's sub-adviser, Janus Henderson Investors US LLC (the “sub-adviser”), under normal conditions, invests primarily in common stocks selected for their growth potential, and normally invests at least 80% of the portfolio's net assets (plus the amount of any borrowings for investment purposes) in equity securities of medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index which, as of December 31, 2022, was between approximately $0.31 billion to $52.2 billion. The portfolio may also invest in foreign securities, which may include investments in emerging markets, and it may invest up to 5% of its net assets in exchange traded funds.
The sub-adviser applies a “bottom up” approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the portfolio’s investment policies.
The sub-adviser may sell a specific security if the market price exceeds the sub-adviser’s estimate of true value; because of change to company or industry fundamentals that may cause advantages to deteriorate; because balance sheet metrics deteriorate; to upgrade the portfolio with a new idea that the sub-adviser believes represents better risk/reward opportunity; because the security appreciates significantly above the mid-cap threshold; or to adjust positions based on absolute and relative risk monitoring targets.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica JPMorgan Asset Allocation – Conservative VP: The portfolio is a fund of funds. The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets primarily in a broad mix of underlying Transamerica funds (“underlying portfolios”).

The portfolio expects to normally allocate its assets among underlying portfolios with the goal of achieving exposure targets over time of approximately 35% of its net assets in equities, which may include stocks, real estate securities, commodity-related securities and alternative investments, and approximately 65% of its net assets in fixed-income, which may include bonds, cash equivalents and other debt securities. The actual percentage allocations at any time may vary. The sub-adviser may increase equity exposure to approximately 50% of net assets or may decrease equity exposure to zero, and may increase fixed-income exposure to approximately 100% of net assets or may decrease fixed-income exposure to approximately 50% of net assets, subject to the sub-adviser’s multi-factor risk management framework. The risk management framework is a quantitatively driven process that makes asset allocation recommendations and may suggest a maximum equity exposure and equity exposure reductions based on a set of asset class momentum signals and an expected portfolio level volatility signal. Notwithstanding the portfolio’s equity target and any maximum equity exposure limit imposed under the risk management framework, the sub-adviser may elect to allocate fewer assets to equities and more assets to fixed-income when it believes it is advisable to do so. The portfolio may not achieve its stated asset mix goal.
In seeking to achieve the investment objective of the portfolio, the sub-adviser employs an investment process consisting of four integrated components: long-term strategic asset allocation, underlying strategy and portfolio selection, active or tactical asset allocation and the risk management framework. For the first three components, the sub-adviser’s portfolio management team draws on the analysis produced by dedicated research and strategy teams who support the investment process by generating qualitative and quantitative research and insights, including on the underlying portfolios that TAM has designated as available for investment by the portfolio. For the fourth component, the portfolio management team draws on the output of the risk management framework.
As part of its investment process, the sub-adviser selects underlying equity and fixed-income portfolios to invest in from the underlying portfolios TAM has designated as available for investment by the portfolio and rebalances the portfolio’s assets among the selected underlying portfolios. The underlying portfolios include portfolios sub-advised by the sub-adviser, and consistent with the portfolio’s objective and strategies, the sub-adviser is permitted to invest any portion of the portfolio’s assets in underlying portfolios which it sub-advises. When choosing among potential underlying portfolios, the sub-adviser faces a conflict of interest because it will receive additional fees when it selects underlying portfolios for which it also acts as sub-adviser. For more information on the sub-adviser’s conflicts of interest, see Appendix B – “Portfolio Managers” to the SAI.
Exposure to high yield bonds (commonly known as “junk bonds”) and floating rate loans together generally will not exceed 10% of the portfolio’s net assets. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of those portfolios.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying portfolios. The portfolio also may, but is not required to, invest in derivative instruments such as futures contracts for a variety of purposes, including as a means to manage equity and fixed-income exposure (including for purposes of complying with the risk management framework) without having to purchase or sell underlying portfolios and to increase the portfolio’s return as a non-hedging strategy that may be considered speculative. For example, when the level of market volatility is increasing, the sub-adviser may limit the portfolio’s equity exposure by shorting or selling long futures positions on an index. It is anticipated that any derivatives usage by the portfolio would primarily involve the use of exchange-traded equity index, U.S. Treasury and currency futures, but the portfolio also could utilize other types of derivatives. The use of derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price and because the portfolio’s use of derivative instruments may result in its exposure exceeding 100% of portfolio value. The portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin for the portfolio’s obligations under derivatives transactions.
The portfolio may invest in repurchase agreements.
TAM may change the underlying portfolios and the sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica JPMorgan Asset Allocation – Growth VP: The portfolio is a fund of funds. The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets primarily in a broad mix of underlying Transamerica funds (“underlying portfolios”).
Under normal circumstances, the portfolio expects to invest primarily in underlying portfolios that invest primarily in U.S. or foreign equities (including emerging markets), which may include stocks, real estate securities, commodity-related securities and alternative investments.
In seeking to achieve the investment objective of the portfolio, the sub-adviser employs an investment process consisting of three integrated components: long-term strategic asset allocation, underlying strategy and portfolio selection, and active asset allocation. For these three components, the sub-adviser’s portfolio management team draws on the analysis produced by dedicated research and strategy teams who support the investment process by generating qualitative and quantitative research and insights, including on the underlying portfolios that TAM has designated as available for investment by the portfolio.
The portfolio may also invest in underlying portfolios that invest primarily in fixed-income and invest directly in U.S. government securities and/or short-term commercial paper.
As part of its investment process, the sub-adviser selects underlying equity and fixed-income portfolios to invest in from the underlying portfolios TAM has designated as available for investment by the portfolio and rebalances the portfolio’s assets among the selected underlying portfolios. The underlying portfolios include portfolios sub-advised by the sub-adviser, and consistent with the portfolio’s objective and strategies, the sub-adviser is permitted to invest any portion of the portfolio’s assets in underlying portfolios which it sub-advises. When choosing among potential underlying portfolios, the sub-adviser faces a conflict of interest because it will receive additional fees when it selects underlying portfolios for which it also acts as sub-adviser. For more information on the sub-adviser’s conflicts of interest, see Appendix B – “Portfolio Managers” to the SAI.
Exposure to high yield bonds (commonly known as “junk bonds”) and floating rate loans together generally will not exceed 10% of the portfolio’s net assets. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of those portfolios.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying portfolios. The portfolio also may, but is not required to, invest in derivative instruments such as futures contracts for a variety of purposes, including as a means to manage equity and fixed-income exposure without having to purchase or sell underlying portfolios and to increase the portfolio’s return as a non-hedging strategy that may be considered speculative. For example, when the level of market volatility is increasing, the sub-adviser may limit the portfolio’s equity exposure by shorting or selling long futures positions on an index. It is anticipated that any derivatives usage by the portfolio would primarily involve the use of exchange-traded equity index, U.S. Treasury and currency futures, but the portfolio also could utilize other types of derivatives. The use of derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price and because the portfolio’s use of derivative instruments may result in its exposure exceeding 100% of portfolio value. The portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin for the portfolio’s obligations under derivatives transactions.
TAM may change the underlying portfolios and the sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica JPMorgan Asset Allocation – Moderate Growth VP: The portfolio is a fund of funds. The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets primarily in a broad mix of underlying Transamerica funds (“underlying portfolios”).
The portfolio expects to normally allocate its assets among underlying portfolios with the goal of achieving exposure targets over time of approximately 70% of its net assets in equities, which may include stocks, real estate securities, commodity-related securities and alternative investments, and approximately 30% of its net assets in fixed-income, which may include bonds, cash equivalents and other debt securities. The actual percentage allocations at any time may vary. The sub-adviser may increase equity exposure to approximately 90% of net assets or may decrease equity exposure to approximately 30%, and may increase fixed-income exposure to approximately 70% of net assets or may decrease fixed-income exposure to approximately 10% of net assets, subject to the sub-adviser’s multi-factor risk management framework. The risk management framework is a quantitatively driven process that makes asset allocation recommendations and may suggest a maximum equity exposure and equity exposure reductions based on a set of asset class momentum signals and an expected portfolio level volatility signal. Notwithstanding the portfolio’s equity target and any maximum equity exposure limit imposed under the risk management framework, the sub-adviser may elect to allocate fewer assets to equities and more assets to fixed-income when it believes it is advisable to do so. The portfolio may not achieve its stated asset mix goal.
In seeking to achieve the investment objective of the portfolio, the sub-adviser employs an investment process consisting of four integrated components: long-term strategic asset allocation, underlying strategy and portfolio selection, active or tactical asset allocation and the risk management framework. For the first three components, the sub-adviser’s portfolio management team draws on the analysis produced by dedicated research and strategy teams who support the investment process by generating qualitative and quantitative research and insights, including on the underlying portfolios that TAM has designated as available for investment by the portfolio. For the fourth component, the portfolio management team draws on the output of the risk management framework.
As part of its investment process, the sub-adviser selects underlying equity and fixed-income portfolios to invest in from the underlying portfolios TAM has designated as available for investment by the portfolio and rebalances the portfolio’s assets among the selected underlying portfolios. The underlying portfolios include portfolios sub-advised by the sub-adviser, and consistent with the portfolio’s objective and strategies, the sub-adviser is permitted to invest any portion of the portfolio’s assets in underlying portfolios which it sub-advises. When choosing among potential underlying portfolios, the sub-adviser faces a conflict of interest because it will receive additional fees when it selects underlying portfolios for which it also acts as sub-adviser. For more information on the sub-adviser’s conflicts of interest, see Appendix B – “Portfolio Managers” to the SAI.
Exposure to high yield bonds (commonly known as “junk bonds”) and floating rate loans together generally will not exceed 10% of the portfolio’s net assets. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of those portfolios.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying portfolios. The portfolio also may, but is not required to, invest in derivative instruments such as futures contracts for a variety of purposes, including as a means to manage equity and fixed-income exposure (including for purposes of complying with the risk management framework) without having to purchase or sell underlying portfolios and to increase the portfolio’s return as a non-hedging strategy that may be considered speculative. For example, when the level of market volatility is increasing, the sub-adviser may limit the portfolio’s equity exposure by shorting or selling long futures positions on an index. It is anticipated that any derivatives usage by the portfolio would primarily involve the use of exchange-traded equity index, U.S. Treasury and currency futures, but the portfolio also could utilize other types of derivatives. The use of derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price and because the portfolio’s use of derivative instruments may result in its exposure exceeding 100% of portfolio value. The portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin for the portfolio’s obligations under derivatives transactions.

TAM may change the underlying portfolios and the sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica JPMorgan Asset Allocation – Moderate VP: The portfolio is a fund of funds. The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets primarily in a broad mix of underlying Transamerica funds (“underlying portfolios”).
The portfolio expects to normally allocate its assets among underlying portfolios with the goal of achieving exposure targets over time of approximately 50% of its net assets in equities, which may include stocks, real estate securities, commodity-related securities and alternative investments, and approximately 50% of its net assets in fixed-income, which may include bonds, cash equivalents and other debt securities. The actual percentage allocations at any time may vary. The sub-adviser may increase equity exposure to approximately 70% of net assets or may decrease equity exposure to approximately 15%, and may increase fixed-income exposure to approximately 85% of net assets or may decrease fixed-income exposure to approximately 30% of net assets, subject to the sub-adviser’s multi-factor risk management framework. The risk management framework is a quantitatively driven process that makes asset allocation recommendations and may suggest a maximum equity exposure and equity exposure reductions based on a set of asset class momentum signals and an expected portfolio level volatility signal. Notwithstanding the portfolio’s equity target and any maximum equity exposure limit imposed under the risk management framework, the sub-adviser may elect to allocate fewer assets to equities and more assets to fixed-income when it believes it is advisable to do so. The portfolio may not achieve its stated asset mix goal.
In seeking to achieve the investment objective of the portfolio, the sub-adviser employs an investment process consisting of four integrated components: long-term strategic asset allocation, underlying strategy and portfolio selection, active or tactical asset allocation and the risk management framework. For the first three components, the sub-adviser’s portfolio management team draws on the analysis produced by dedicated research and strategy teams who support the investment process by generating qualitative and quantitative research and insights, including on the underlying portfolios that TAM has designated as available for investment by the portfolio. For the fourth component, the portfolio management team draws on the output of the risk management framework.
As part of its investment process, the sub-adviser selects underlying equity and fixed-income portfolios to invest in from the underlying portfolios TAM has designated as available for investment by the portfolio and rebalances the portfolio’s assets among the selected underlying portfolios. The underlying portfolios include portfolios sub-advised by the sub-adviser, and consistent with the portfolio’s objective and strategies, the sub-adviser is permitted to invest any portion of the portfolio’s assets in underlying portfolios which it sub-advises. When choosing among potential underlying portfolios, the sub-adviser faces a conflict of interest because it will receive additional fees when it selects underlying portfolios for which it also acts as sub-adviser. For more information on the sub-adviser’s conflicts of interest, see Appendix B – “Portfolio Managers” to the SAI.
Exposure to high yield bonds (commonly known as “junk bonds”) and floating rate loans together generally will not exceed 10% of the portfolio’s net assets. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of those portfolios.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying portfolios. The portfolio also may, but is not required to, invest in derivative instruments such as futures contracts for a variety of purposes, including as a means to manage equity and fixed-income exposure (including for purposes of complying with the risk management framework) without having to purchase or sell underlying portfolios and to increase the portfolio’s return as a non-hedging strategy that may be considered speculative. For example, when the level of market volatility is increasing, the sub-adviser may limit the portfolio’s equity exposure by shorting or selling long futures positions on an index. It is anticipated that any derivatives usage by the portfolio would primarily involve the use of exchange-traded equity index, U.S. Treasury and currency futures, but the portfolio also could utilize other types of derivatives. The use of derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price and because the portfolio’s use of derivative instruments may result in its exposure exceeding 100% of portfolio value. The portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin for the portfolio’s obligations under derivatives transactions.
TAM may change the underlying portfolios and the sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica JPMorgan Enhanced Index VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies. The sub-adviser will normally keep the portfolio as fully invested in equity securities as practicable. Industry by industry, the portfolio’s weightings are generally similar to those of the S&P 500® Index. The sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500® Index.
Within each industry, the portfolio’s sub-adviser may modestly overweight stocks that it views as undervalued or fairly valued while modestly underweighting or not holding stocks that it views as overvalued. The sub-adviser employs a three-step process in valuing stocks:
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Research – The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company’s real growth potential.
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Valuation – The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings.
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Stock Selection – The portfolio’s sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:
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High potential reward compared to potential risk
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Temporary mispricings caused by market overreactions
The portfolio normally invests primarily in common stocks. During ordinary market conditions, the portfolio’s sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:
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U.S. government securities
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Bankers’ acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank
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Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations
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Repurchase agreements
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Short-term bonds and notes with remaining maturities of 13 months or less
The portfolio may use index futures to equitize cash.
The sub-adviser also integrates financially material environmental, social and governance (“ESG”) factors as part of the portfolio’s investment process (“J.P. Morgan ESG Integration”). J.P. Morgan ESG Integration involves the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the sub-adviser seeks to assess the impact of ESG factors on many issuers in the universe in which the portfolio invests. The sub-adviser’s assessment is based on an analysis of what it views as key opportunities and risks across industries to seek to identify financially material issues with respect to the portfolio’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the portfolio while the portfolio may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, J.P.

Morgan ESG Integration does not change the portfolio’s investment objective, exclude specific types of industries or companies or limit the portfolio’s investable universe. The portfolio is not designed for investors who wish to screen out particular types of companies or investments or are looking for funds that meet specific ESG goals.
The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
The sub-adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the sub-adviser believes the security is no longer attractively valued. Investments may also be sold if the sub-adviser identifies a stock that it believes offers a better investment opportunity.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica JPMorgan International Moderate Growth VP: The portfolio is a fund of funds. The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets primarily in a broad mix of underlying Transamerica funds (“underlying portfolios”).
The portfolio expects to normally allocate its investments in underlying portfolios with the goal of achieving exposure targets over time of approximately 70% of its net assets in equity securities and approximately 30% of its net assets in fixed-income securities, with approximately 10% of its net assets in equity and fixed-income securities of issuers in emerging markets. The actual percentage allocations at any time may vary. The portfolio will generally have exposure to issuers located in at least three different countries outside the U.S. The sub-adviser may increase its international developed markets equity exposure to approximately 90% of the portfolio’s net assets or decrease its international developed markets equity exposure to approximately 30% of net assets, and may increase fixed-income exposure to approximately 70% of net assets or may decrease fixed-income exposure to approximately 10% of net assets, subject to the sub-adviser’s multi-factor risk management framework. The risk management framework is a quantitatively driven process that makes asset allocation recommendations and may suggest a maximum equity exposure and equity exposure reductions based on a set of asset class momentum signals and an expected portfolio level volatility signal. Notwithstanding the portfolio’s equity target and any maximum equity exposure limit imposed under the risk management framework, the sub-adviser may elect to allocate fewer assets to equities and more assets to fixed-income when it believes it is advisable to do so. The portfolio may not achieve its stated asset mix goal.
In seeking to achieve the investment objective of the portfolio, the sub-adviser employs an investment process consisting of four integrated components: long-term strategic asset allocation, underlying strategy and portfolio selection, active or tactical asset allocation and the risk management framework. For the first three components, the sub-adviser’s portfolio management team draws on the analysis produced by dedicated research and strategy teams who support the investment process by generating qualitative and quantitative research and insights, including on the underlying portfolios that TAM has designated as available for investment by the portfolio. For the fourth component, the portfolio management team draws on the output of the risk management framework.
As part of its investment process, the sub-adviser selects underlying equity and fixed-income portfolios to invest in from the underlying portfolios TAM has designated as available for investment by the portfolio and rebalances the portfolio’s assets among the selected underlying portfolios. The underlying portfolios include portfolios sub-advised by the sub-adviser. Consistent with the portfolio’s objective and strategies, the sub-adviser is permitted to invest any portion of the portfolio’s assets in underlying portfolios which it sub-advises. When choosing among potential underlying portfolios, the sub-adviser faces a conflict of interest because it will receive additional fees when it selects underlying portfolios for which it also acts as sub-adviser. For more information on the sub-adviser’s conflicts of interest, see Appendix B – “Portfolio Managers” to the SAI.
Exposure to high yield bonds (commonly known as “junk bonds”) and floating rate loans together generally will not exceed 10% of the portfolio’s net assets. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio’s ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of those portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.
The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its investments in the underlying portfolios. The portfolio also may, but is not required to, invest in derivative instruments such as futures contracts for a variety of purposes, including as a means to manage equity and fixed-income exposure (including for purposes of complying with the risk management framework) without having to purchase or sell underlying portfolios and to increase the portfolio’s return as a non-hedging strategy that may be considered speculative. For example, when the level of market volatility is increasing, the sub-adviser may limit the portfolio’s equity exposure by shorting or selling long futures positions on an index. It is anticipated that any derivatives usage by the portfolio would primarily involve the use of exchange-traded equity index, U.S. Treasury and currency futures, but the portfolio also could utilize other types of derivatives. The use of derivatives may be deemed to involve the use of leverage because the portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price and because the portfolio’s use of derivative instruments may result in its exposure exceeding 100% of portfolio value. The portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin for the portfolio’s obligations under derivatives transactions.
TAM may change the underlying portfolios and the sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica JPMorgan Mid Cap Value VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap® Value Index and/or between $1 billion and $20 billion at the time of purchase. As of the current reconstitution of the Russell Midcap® Value Index on June 30, 2022, the market capitalizations of the companies in the index ranged from $6 billion to $47 billion.
The portfolio will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts. Maximum weightings in any sector are double that of the benchmark or 25%, whichever is greater. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The sub-adviser may use derivatives to hedge various market risks or to increase the portfolio’s income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy.
The sub-adviser may use derivatives, including futures contracts, covered call options, options on futures contracts and stock index futures and options, for the purpose of remaining fully invested, equitizing cash, reducing transaction costs or managing interest rate risk.
The sub-adviser also integrates financially material environmental, social and governance (“ESG”) factors as part of the portfolio’s investment process (“J.P. Morgan ESG Integration”). J.P. Morgan ESG Integration involves the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the sub-adviser seeks to assess the impact of ESG factors on many issuers in the universe in which the portfolio invests. The sub-adviser’s assessment is based on an analysis of what it views as key opportunities and risks across industries to seek to identify financially material issues with respect to the portfolio’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the portfolio while the portfolio may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, J.P. Morgan ESG Integration does not change the portfolio’s investment objective, exclude specific types of industries or companies or limit the portfolio’s investable universe. The portfolio is not designed for investors who wish to screen out particular types of companies or investments or are looking for funds that meet specific ESG goals.
The sub-adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the sub-adviser believes the security is no longer attractively valued. Investments may also be sold if the sub-adviser identifies a stock that it believes offers a better investment opportunity.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica JPMorgan Tactical Allocation VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by allocating, under normal circumstances, substantially all of the portfolio’s assets to a mix of asset classes and related futures contracts.
Generally, the portfolio’s long-term strategic asset allocation is expected to be as follows: 25% of portfolio net assets in global equity securities and 75% of portfolio net assets in fixed-income securities. The portfolio managers determine the portfolio’s asset allocations. The portfolio managers will generally allocate to separately managed sleeves comprised of individual fixed-income and equity securities. Each separately managed sleeve is managed by distinct investment teams at the sub-adviser specializing in specific equity or fixed-income strategies, as well as up to a maximum of 10% of net assets allocated by the portfolio managers to mutual funds advised by the sub-adviser.
In addition to the strategic asset allocation, the portfolio utilizes a tactical asset allocation strategy that seeks to generate additional return by over/underweighting asset classes that the sub-adviser believes are poised to appreciate/depreciate. In implementing the tactical asset allocation strategy, the sub-adviser has the ability to adjust the portfolio’s allocation of assets as follows: 18% to 32% of portfolio net assets in global equity exposure and 68% to 82% of portfolio net assets in fixed-income and cash exposure. The sub-adviser’s tactical asset allocation process incorporates a wide range of qualitative and quantitative inputs. Using these inputs, the sub-adviser’s portfolio management team assesses the relative attractiveness of different asset classes around the world and determines the appropriate portfolio positions to reflect their tactical views. The tactical positions are typically implemented by buying and selling futures contracts, but may also include the use of mutual funds and exchange traded funds (“ETFs”) to access markets that lack active futures contracts (such as emerging markets equity, high yield bonds, real estate investment trusts (“REITs”) and emerging markets debt). Tactical currency positions may be implemented through the use of derivative instruments including futures and forwards (deliverable and non-deliverable).
The combined position size for U.S. REITs and international REITs will not exceed 5% at time of purchase. The combined position size for emerging markets equity and emerging markets debt will not exceed 5% at time of purchase. The portfolio’s equity allocation may include small, medium or large capitalization companies. The portfolio’s fixed-income allocation may include non-agency mortgage-backed securities, as well as high yield debt securities (commonly known as “junk bonds”). Junk bonds are high risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
The sub-adviser also integrates financially material environmental, social and governance (“ESG”) factors as part of the portfolio's investment process (“J.P. Morgan ESG Integration”). J.P. Morgan ESG Integration is the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the sub-adviser seeks to assess the impact of ESG factors on many issuers in the universe in which the portfolio invests. The sub-adviser’s assessment is based on an analysis of what it views as key opportunities and risks across industries to seek to identify financially material issues with respect to the portfolio’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the portfolio while the portfolio may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, J.P. Morgan ESG Integration does not change a portfolio’s investment objective, exclude specific types of industries or companies or limit the portfolio's investable universe. The portfolio is not designed for investors who wish to screen out particular types of companies or investments or are looking for portfolio that meet specific ESG goals.
The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
The portfolio may invest its assets directly, or through ETFs, in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Madison Diversified Income VP: Under normal circumstances, the portfolio’s sub-adviser, Madison Asset Management, LLC (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing its assets primarily in a broad mix of securities including bonds, U.S. stocks, foreign stocks, and money market instruments. Bonds, stock and cash components of the portfolio will vary, reflecting the sub-adviser’s judgment of the relative availability of attractively yielding and priced stocks and bonds.
Under normal market conditions, the balance between the two strategies of the portfolio, i.e., fixed-income investing and equity investing, is generally targeted at 60% of net assets in fixed-income and 40% of net assets in equity, but is ultimately determined by the sub-adviser after reviewing the risks associated with each type of investment, with the goal of meaningful risk reduction as market conditions demand.
Bonds (including investment grade and mortgage- or asset-backed) may constitute up to 100% of the portfolio’s net assets. Fixed-income securities are chosen by the sub-adviser based on the evaluation of the issuer, industry, market sector and maturity relative to overall portfolio structure. Fixed-income securities may be sold for a number of reasons including any of the following: a security achieving its absolute or relative price target, a change in underlying credit fundamentals, portfolio strategy dictates a portfolio rebalancing, an attractive relative value candidate is available, or portfolio cash flow needs require portfolio allocation changes. Stocks (including common, preferred and convertible bonds) may constitute up to 42% of the portfolio’s net assets. The portfolio does not intend to hold real estate or high yield securities. Equity securities are chosen by the sub-adviser based on the size and growth potential of their dividends. Individual equity securities are sold when either they reach full valuation, the thesis breaks, or in order to purchase a more attractive investment.
The portfolio may also invest in exchange traded funds (“ETFs”) that are registered investment companies and may also write (sell) covered call options, up to 5% of its net assets when deemed appropriate by the sub-adviser, in an effort to generate additional income through the collection of option premiums.
The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Market Participation Strategy VP: The portfolio seeks to provide upside participation in the stock market when the stock market advances and to reduce declines in the portfolio’s value when the stock market declines.
The portfolio’s strategy is designed to provide upside equity participation while seeking to reduce downside risk over the course of a full market cycle. The portfolio does not invest directly in equity securities. The portfolio gains equity exposure through investments in S&P 500® Index options and futures. The portfolio also invests in U.S. Treasuries, U.S. Treasury futures, U.S. agency bonds and bonds issued by supranational agencies.
The portfolio’s sub-adviser, PGIM Quantitative Solutions LLC (the “sub-adviser”) periodically rebalances the asset mix of U.S. Treasuries, U.S. Treasury futures, U.S. agency bonds, bonds issued by supranational agencies and equity index options and futures to respond to changing market conditions and to achieve what it believes to be the optimal balance between risk and reward. When determining the allocation and when to rebalance, the sub-adviser takes into account, among other factors: interest rates, the portfolio’s equity exposure, the percentage of the portfolio invested in options, the current level of the S&P 500® Index, the volatility of S&P 500® Index options, bond and dividend yields, the delta of the portfolio’s options positions (which is a measure of the sensitivity of the portfolio’s option prices to changes in price of the S&P 500® Index), and time to maturity of the options. For example, the portfolio will normally be rebalanced in the event that equity exposure increases above 70% or declines below 10% of the portfolio’s net assets. The sub-adviser also considers internal research generated by its asset allocation team when evaluating the relative attractiveness of equity versus fixed-income exposure.
There are no limitations on the amount of the portfolio’s assets that may be invested in fixed-income or equity investments.
The portfolio is non-diversified.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Morgan Stanley Capital Growth VP: The portfolio’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), under normal circumstances, seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations at the time of purchase within the range of companies included in the Russell 1000® Growth Index, which as of December 31, 2022, was between $735.67 million and $2.07 trillion. The portfolio typically invests in a relatively small number of companies. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
The sub-adviser emphasizes a “bottom-up” stock selection process, seeking attractive investments on an individual company basis. The sub-adviser typically invests in unique companies it believes have sustainable competitive advantages with above average business visibility, the ability to deploy capital at high rates of return, strong balance sheets and an attractive risk/reward. The sub-adviser seeks to understand how environmental, social and governance (“ESG”) initiatives within companies can create value by strengthening durable competitive advantages, creating growth opportunities, driving profitability and/or aligning with secular growth trends.
Conversely, the team will evaluate how environmental and social oriented trends create material risks to the prospects of the enterprise. The sub-adviser generally engages with company management teams to discuss their ESG practices, with the aim of identifying how ESG themes present opportunities and risks that can be material to the value of the security over the long-term. Other aspects of the investment process include a proprietary, systematic evaluation of governance policies, specifically focusing on compensation alignment with long-term value creation. The sub-adviser does not treat ESG factors as a deterministic, reductive screen, nor as a portfolio construction tool layered on top of a passive vehicle.
The portfolio may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries, securities classified as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADSs”) or Global Depositary Shares (“GDSs”), foreign U.S. dollar denominated securities that are traded on a U.S. exchange and local shares of non-U.S. issuers. The sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in, that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities. The portfolio’s equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds (“ETFs”), and other specialty securities having equity features.
The portfolio may purchase and sell certain derivative instruments, such as options, future contracts, options on futures contracts or foreign currency, contracts for difference, swaps and structured investments, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Foreign currency option contracts may be used for hedging purposes or non-hedging purposes in pursuing the portfolio’s investment objective. In determining compliance with any percentage limitation or requirement regarding the use or investment of portfolio assets, the portfolio will take into account derivative or synthetic instruments or other positions that, in the judgment of the sub-adviser, have economic characteristics similar to the applicable category of investments.
The portfolio may invest in initial public offerings. The portfolio may also invest up to 10% of its assets in real estate investment trusts (“REITs”) and foreign real estate companies.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP: The portfolio’s sub-adviser, Milliman Financial Risk Management LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in Transamerica Morgan Stanley Global Allocation VP (the “Underlying Portfolio”). The portfolio employs a risk management strategy in an effort to manage return volatility.
Under normal circumstances, the Underlying Portfolio’s sub-adviser, Morgan Stanley Investment Management Inc. (“Morgan Stanley”), seeks to achieve the portfolio’s investment objective by investing primarily in a blend of equity and fixed-income securities of U.S. and non-U.S. issuers. Equity securities may include common and preferred stocks, depositary receipts, convertible securities, equity-linked securities, real estate investment trusts (“REITs”), rights and warrants to purchase equity securities and limited partnership interests. Fixed-income securities may include mortgage-related or mortgage-backed securities, floating rate securities, inflation-linked fixed-income securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities. The Underlying Portfolio’s neutral allocation is 60% of net assets in equity securities and 40% of net assets in fixed-income securities, including cash and cash equivalent securities, although this allocation may change and vary significantly in response to changing market conditions, as the sub-adviser to the Underlying Portfolio tactically allocates the Underlying Portfolio’s assets.
The Underlying Portfolio’s sub-adviser utilizes a “top-down” investment approach that focuses on asset class, sector, region, country and currency and thematic allocations. The Underlying Portfolio’s sub-adviser’s investment and allocation decisions for the Underlying Portfolio are based on that sub-adviser’s evaluations, analyses and judgments, taking into account results of its fundamental market research and recommendations generated by the Underlying Portfolio’s quantitative inputs. The Underlying Portfolio’s sub-adviser’s research process generally focuses on the following factors across asset classes: 1) valuation (both relative and absolute), 2) dynamics, including earnings revisions, interest rate policy and inflation expectations and 3) sentiment, such as investor flows and positioning. The Underlying Portfolio may invest in any country, including developing or emerging market countries. The Underlying Portfolio allocates its assets among various countries, including the U.S. (but in no fewer than three countries). Under normal market conditions and over a full market cycle, the Underlying Portfolio’s U.S. and non-U.S. exposures will be generally consistent with those of the Underlying Portfolio’s global multi-asset secondary benchmark, the Transamerica Morgan Stanley Global Allocation VP Blended Benchmark, which consists of the MSCI All Country World Index Net (60%) and Bloomberg Global Aggregate Index (40%). The Underlying Portfolio’s investments may be U.S. and non-U.S. dollar denominated. In determining whether to sell a security, the Underlying Portfolio’s sub-adviser considers a number of factors, including changes in capital appreciation potential, or the overall assessment of asset class, sector, region, country, and currency and thematic allocation shifts.
The Underlying Portfolio may invest in equity securities of companies of all capitalization ranges. The Underlying Portfolio has no credit quality, maturity or duration requirements with respect to its fixed-income investments. The Underlying Portfolio may invest a portion of its assets in below investment grade fixed-income securities, commonly referred to as “junk” bonds. The mortgage-backed securities in which the Underlying Portfolio may invest include mortgage pass-through securities that represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks.
The Underlying Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio construction, capital appreciation, or to earn income. The Underlying Portfolio’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and structured investments (including commodity-linked notes), and other related instruments and techniques. The Underlying Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Underlying Portfolio will be counted toward the Underlying Portfolio’s exposure to the types of securities listed above to the extent they have economic characteristics similar to such securities.
The Underlying Portfolio may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Underlying Portfolio organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Subsidiary has the same investment objective as the Underlying Portfolio and is managed by TAM and sub-advised by Morgan Stanley.
Investments in the Subsidiary are intended to provide the portfolio with exposure to commodities markets within the limitations of the federal tax requirements that apply to the portfolio. The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include, but are not limited to, total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. The Subsidiary may also invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).
The Underlying Portfolio may invest up to 10% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange. The Underlying Portfolio may also invest in the China Interbank Bond Market through China’s Bond Connect program.
The portfolio seeks to manage return volatility by employing a managed risk strategy. The portfolio’s managed risk strategy seeks to stabilize the volatility of the portfolio around a target volatility level. Managing to the portfolio’s volatility target is expected to, on average over time, result in approximately 50% equity-related exposure and approximately 50% fixed-income exposure. Managing to the target volatility level may, at times, result in the portfolio’s exposures varying significantly from this asset mix goal. The sub-adviser may use derivative instruments to accomplish this goal, which may include: equity futures contracts, treasury futures contracts, currency futures contracts, and other derivative instruments judged by the sub-adviser to be beneficial to achieve the goals of the managed risk strategy. The sub-adviser may also buy or sell derivative instruments based on one or more market indices in an attempt to maintain the portfolio’s volatility at the targeted level in an environment in which the sub-adviser expects market volatility to decrease or increase, respectively. The sub-adviser selects individual derivative instruments that it believes will have prices that are highly correlated to the Underlying Portfolio’s positions. The sub-adviser adjusts derivative instruments to manage overall net portfolio risk exposure, in an attempt to stabilize the volatility of the portfolio around a predetermined target level and reduce the potential for portfolio losses during periods of significant market declines. The sub-adviser seeks to monitor and forecast volatility in the markets using a proprietary model, and adjust the portfolio’s derivative instruments accordingly. In addition, the sub-adviser will monitor liquidity levels of relevant derivative instruments and transparency provided by exchanges or the counterparties in derivatives transactions.
The sub-adviser may, during periods of rising security prices, implement strategies in an attempt to preserve gains on the portfolio’s positions. The sub-adviser may, during periods of falling security prices, implement additional strategies in an effort to reduce losses in adverse market conditions.
In these situations, the sub-adviser’s activity could significantly reduce the portfolio’s net economic exposure to equity securities. Following market declines, a downside rebalancing strategy may be used to decrease the amount of derivative instruments used to hedge the portfolio. The sub-adviser also may adjust derivative instruments to realign individual positions when the portfolio’s asset allocation profile is rebalanced. The target volatility level will be set from time to time by the investment manager and sub-adviser and may be adjusted if deemed advisable in the judgment of the investment manager and sub-adviser.
Depending on market conditions, scenarios may occur where the portfolio has no positions in any derivative instruments.
The portfolio is non-diversified.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Morgan Stanley Global Allocation VP: Under normal circumstances, the portfolio’s sub-adviser, Morgan Stanley Investment Management Inc. (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing primarily in a blend of equity and fixed-income securities of U.S. and non-U.S. issuers. Equity securities may include common and preferred stocks, depositary receipts, convertible securities, equity-linked securities, real estate investment trusts (“REITs”), rights and warrants to purchase equity securities and limited partnership interests. Fixed-income securities may include mortgage-related or mortgage-backed securities, floating rate securities, inflation-linked fixed-income securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities. The portfolio’s neutral allocation is 60% of net assets in equity securities and 40% of net assets in fixed-income securities, including cash and cash equivalent securities, although this allocation may change and vary significantly in response to changing market conditions, as the sub-adviser tactically allocates the portfolio’s assets.
The sub-adviser utilizes a “top-down” investment approach that focuses on asset class, sector, region, country and currency and thematic allocations. The sub-adviser’s investment and allocation decisions for the portfolio are based upon the sub-adviser’s evaluations, analyses and judgments, taking into account results of its fundamental market research and recommendations generated by the sub-adviser’s quantitative inputs. The sub-adviser’s research process generally focuses on the following factors across asset classes: 1) valuation (both relative and absolute), 2) dynamics, including earnings revisions, interest rate policy and inflation expectations and 3) sentiment, such as investor flows and positioning. The portfolio may invest in any country, including developing or emerging market countries. The portfolio allocates its assets among various countries, including the U.S. (but in no fewer than three countries). Under normal market conditions and over a full market cycle, the portfolio’s U.S. and non-U.S. exposures will be generally consistent with those of the portfolio’s global multi-asset secondary benchmark, the Transamerica Morgan Stanley Global Allocation VP Blended Benchmark, which consists of the MSCI All Country World Index Net (60%) and Bloomberg Global Aggregate Index (40%). The portfolio’s investments may be U.S. and non-U.S. dollar denominated. In determining whether to sell a security, the sub-adviser considers a number of factors, including changes in capital appreciation potential, or the overall assessment of asset class, sector, region, country, and currency and thematic allocation shifts.
The portfolio may invest in equity securities of companies of all capitalization ranges. The portfolio has no credit quality, maturity or duration requirements with respect to its fixed-income investments. The portfolio may invest a portion of its assets in below investment grade fixed-income securities, commonly referred to as “junk” bonds. The mortgage-backed securities in which the portfolio may invest include mortgage pass-through securities that represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks.
The portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio construction, capital appreciation, or to earn income. The portfolio’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and structured investments (including commodity-linked notes), and other related instruments and techniques. The portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the portfolio will be counted toward the portfolio’s exposure to the types of securities listed above to the extent they have economic characteristics similar to such securities.
The portfolio may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the portfolio organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Subsidiary has the same investment objective as the portfolio and is managed by TAM and sub-advised by the sub-adviser.
Investments in the Subsidiary are intended to provide the portfolio with exposure to commodities markets within the limitations of the federal tax requirements that apply to the portfolio. The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include, but are not limited to, total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. The Subsidiary may also invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).
The portfolio may invest up to 10% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange. The portfolio may also invest in the China Interbank Bond Market through China’s Bond Connect program.
The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica MSCI EAFE Index VP: Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities listed in the MSCI® Europe, Australasia, Far East (MSCI EAFE) Index (the “Index”). Under normal circumstances, however, the portfolio intends to invest substantially all of its assets in securities of companies included in the Index (including ADRs and Global Depositary Receipts (“GDRs”)) or in other investments in an effort to create a portfolio of securities with generally the same risk and return characteristics of the Index, including index futures contracts. The Index is designed to represent the performance of approximately 1,000 large and mid-cap securities across 21 developed markets, primarily from Europe, Australia, Asia and the Far East, and covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries. The Index, which is constructed and maintained by MSCI Inc., is rebalanced and reconstituted each February, May, August and November. The portfolio will concentrate (invest 25% or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry.
The portfolio’s sub-adviser, SSGA Funds Management, Inc. (the “sub-adviser”), does not sub-advise the portfolio according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the sub-adviser utilizes a “passive” or “indexing” investment approach, seeking to provide investment results that, before expenses, correspond generally to the total return performance of the Index by employing a sampling strategy.
The sub-adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the portfolio may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Index. The portfolio may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index when the Index is rebalanced and reconstituted.
The sub-adviser may at times purchase or sell futures contracts in lieu of investment directly in the stocks included in the Index. The sub-adviser might do so, for example, in order to increase the portfolio’s investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the sub-adviser might use futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the portfolio but the sale has not yet been completed. The sub-adviser may also enter into forward foreign currency exchange contracts in an attempt to match the Index’s currency exposures.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Multi-Managed Balanced VP: Under normal circumstances, the portfolio invests approximately 60% of its net assets in equity securities and approximately 40% of its net assets in fixed-income securities (investing at least 25% of its net assets in fixed-income senior securities being those securities that rank above another security in the event of the company’s bankruptcy or liquidation). The portfolio has two sub-advisers. J.P. Morgan Investment Management Inc. (the “equity sub-adviser”) manages the equity component of the portfolio and Aegon USA Investment Management, LLC (the “fixed-income sub-adviser”) manages the fixed-income component of the portfolio. The portfolio's investment manager, Transamerica Asset Management, Inc., monitors the allocation of the portfolio's assets between the equity sub-adviser and the fixed-income sub-adviser and rebalances the allocation periodically to maintain these approximate allocations. Each sub-adviser varies the percentage of assets invested in any one type of security in accordance with its interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values.
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Equity component – The equity sub-adviser seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies. The equity sub-adviser will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the portfolio's weightings are generally similar to those of the S&P 500® Index. The equity sub-adviser normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500® Index. The equity sub-adviser may use stock index futures to equitize cash in order to gain general equity market exposure.
The equity sub-adviser also integrates financially material environmental, social and governance (“ESG”) factors as part of the portfolio’s investment process (“J.P. Morgan ESG Integration”). J.P. Morgan ESG Integration involves the systematic inclusion of ESG issues in investment analysis and investment decisions. As part of its investment process, the equity sub-adviser seeks to assess the impact of ESG factors on many issuers in the universe in which the portfolio invests. The equity sub-adviser’s assessment is based on an analysis of what it views as key opportunities and risks across industries to seek to identify financially material issues with respect to the portfolio’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the portfolio while the portfolio may divest or not invest in securities of issuers that may be positively impacted by such factors. In particular, J.P. Morgan ESG Integration does not change the portfolio’s investment objective, exclude specific types of industries or companies or limit the portfolio’s investable universe. The portfolio is not designed for investors who wish to screen out particular types of companies or investments or are looking for funds that meet specific ESG goals.
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Fixed-income component – Under normal circumstances, the fixed-income component of the portfolio is invested primarily in investment grade debt securities, which may include: investment grade corporate debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Fitch or Baa from Moody's or are of comparable quality as determined by the fixed-income sub-adviser. The fixed-income component’s portfolio weighted average duration will typically range from 3 to 10 years.
The fixed-income sub-adviser may also invest the portfolio's assets in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”) and collateralized debt obligations (“CDOs”)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations, dollar rolls and repurchase agreements. The fixed-income sub-adviser’s investments for the portfolio may include debt securities of foreign issuers, including emerging market debt securities. The fixed-income sub-adviser may invest the portfolio's assets in securities that are denominated in U.S. dollars and in foreign currencies.
The portfolio may invest up to 10% of the fixed-income component’s net assets in emerging market debt securities and up to 10% of the fixed-income component’s net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of the fixed-income component’s net assets in emerging market debt securities and high-yield debt securities combined. The fixed-income sub-adviser considers emerging market countries as countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the portfolio’s sub-adviser).
In managing the portfolio’s fixed-income component, the fixed-income sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate and government debt, and other debt instruments. In the fixed-income sub-adviser’s “top-down” approach, the fixed-income sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom-up” research, the fixed-income sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The fixed-income sub-adviser uses this combined “top-down” and “bottom-up” approach to determine sector, security, yield curve positioning, and duration positions for the fixed-income component of the portfolio. The fixed-income sub-adviser’s research analysts also generally integrate ESG matters within their analytical process for investment grade debt securities, investment grade corporate debt securities, private residential mortgage-backed securities, certain asset-backed securities (including CLOs, CBOs and CDOs), CMBS, certain cash equivalents (including corporate commercial paper), foreign issuers (including emerging markets debt securities) denominated in U.S. dollars or foreign currency and privately issued debt securities issued pursuant to Rule 144A or Regulation S alongside traditional credit metrics as a risk management tool and as a method to identify financially material ESG factors and arrive at an independent, comprehensive view of the investment. The fixed-income sub-adviser’s research analysts typically do not consider ESG factors when analyzing other investments, including, but not limited to, investments in U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, U.S. Treasury and agency securities, municipal bonds, dollars rolls, repurchase agreements, derivatives, asset-backed commercial paper, cash, certain cash equivalent securities and money market instruments. ESG factors considered can vary across issuers and industries and may include, but are not limited to, greenhouse gas emissions, biodiversity impacts, product and employee safety, labor management, and corporate governance. For asset-backed securities and mortgage-backed securities, ESG considerations may also include, but are not limited to, affordability and energy efficiency of collateral, underwriting standards and policies, alignment of interest and control provisions. Consideration of ESG matters is subjective and not determinative in the fixed-income sub-adviser’s investment process. The fixed-income sub-adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions. The fixed-income sub-adviser’s research analysts do not take ESG factors into consideration with respect to every investment in the portfolio.
The portfolio may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The portfolio may purchase securities on a when-issued, delayed delivery, to be announced or forward commitment basis.
The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
The fixed-income sub-adviser may sell a security for different reasons, including due to changes in credit outlook or security values.
The equity sub-adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the equity sub-adviser believes the security is no longer attractively valued. Investments may also be sold if the equity sub-adviser identifies a stock that it believes offers a better investment opportunity.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica PIMCO Tactical – Balanced VP: Under normal circumstances, the portfolio’s sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”) will invest the portfolio’s assets in a combination of equity securities, fixed-income instruments, forwards and derivatives. “Fixed-income instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.
The portfolio’s investments will be utilized, in part, to manage the portfolio’s overall volatility. For example, in a more volatile market environment, the sub-adviser may decrease long derivative positions in volatile assets or assume a short position through derivatives in such assets in an attempt to potentially reduce the portfolio’s volatility. Conversely, when market volatility is low, the sub-adviser may increase the portfolio’s equity exposure in order to increase the portfolio’s volatility and exposure to the market. Under normal conditions, the portfolio will seek to target an annualized volatility of approximately 10%, exclusive of hedging strategies that may further reduce volatility. There can be no assurance that investment decisions made in seeking to manage portfolio volatility will achieve the desired results.
On average, the portfolio will seek to target approximately 50% equity-related exposure, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including credit default swaps. However, the portfolio will normally adjust its overall equity exposure between 10% and 60% of its net assets in seeking to manage the portfolio’s volatility. The portfolio will typically seek to achieve exposure to U.S. large cap, U.S. small cap, and international equity sectors by investing in instruments including, but not limited to, futures contracts or swap agreements, options, common stocks and preferred stocks.

Because equity derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets allocated to equities may be invested in fixed-income securities or instruments. In addition, the portfolio will normally allocate another 50% of its net assets to fixed-income securities or instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including credit default swaps. The portfolio will invest primarily in investment grade debt securities, but may invest in high yield securities that are rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the sub-adviser to be of comparable quality. The portfolio may hold up to 5% of its total assets in high yield securities. The portfolio may purchase and sell securities on a when issued, delayed delivery or forward commitment basis. The portfolio may enter into reverse repurchase agreements and sale-buyback transactions.
As part of its investment process, the sub-adviser will seek to reduce exposure to certain downside risks by implementing various hedging transactions. These hedging transactions seek to reduce the portfolio’s exposure to certain severe, unanticipated market events that could significantly detract from returns.
The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
For the fixed-income portion of the portfolio, buy and sell decisions are executed to optimize the risk/return and the relative value characteristics of the portfolio. The sub-adviser may sell a security when the sub-adviser determines that (i) the security no longer represents a good value, (ii) superior risk/return potential exists in substitute positions (factoring in transaction costs) or (iii) the security no longer fits with the portfolio’s investment strategies. Otherwise, the broader portfolio is systematic in nature and executes buys and sells following a rules-based model.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica PIMCO Tactical – Conservative VP: Under normal circumstances, the portfolio’s sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”) will invest the portfolio’s assets in a combination of equity securities, fixed-income instruments, forwards and derivatives. “Fixed-income instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.
The portfolio’s investments will be utilized, in part, to manage the portfolio’s overall volatility. For example, in a more volatile market environment, the sub-adviser may decrease long derivative positions in volatile assets or assume a short position through derivatives in such assets in an attempt to potentially reduce the portfolio’s volatility. Conversely, when market volatility is low, the sub-adviser may increase the portfolio’s equity exposure in order to increase the portfolio’s volatility and exposure to the market. Under normal conditions, the portfolio will seek to target an annualized volatility of approximately 8%, exclusive of hedging strategies that may further reduce volatility. There can be no assurance that investment decisions made in seeking to manage portfolio volatility will achieve the desired results.
On average, the portfolio will seek to target approximately 35% equity-related exposure, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including credit default swaps. However, the portfolio will normally adjust its overall equity exposure between 10% and 45% of its net assets in seeking to manage the portfolio’s volatility. The portfolio will typically seek to achieve exposure to U.S. large cap, U.S. small cap, and international equity sectors by investing in instruments including, but not limited to, futures contracts or swap agreements, options, common stocks and preferred stocks.
Because equity derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets allocated to equities may be invested in fixed-income securities or instruments. In addition, the portfolio will normally allocate another 65% of its net assets to fixed-income securities or instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including credit default swaps. The portfolio will invest primarily in investment grade debt securities, but may invest in high yield securities that are rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”) or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the sub-adviser to be of comparable quality. The portfolio may hold up to 5% of its total assets in high yield securities. The portfolio may purchase and sell securities on a when issued, delayed delivery or forward commitment basis. The portfolio may enter into reverse repurchase agreements and sale-buyback transactions.
As part of its investment process, the sub-adviser will seek to reduce exposure to certain downside risks by implementing various hedging transactions. These hedging transactions seek to reduce the portfolio’s exposure to certain severe, unanticipated market events that could significantly detract from returns.

The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
For the fixed-income portion of the portfolio, buy and sell decisions are executed to optimize the risk/return and the relative value characteristics of the portfolio. The sub-adviser may sell a security when the sub-adviser determines that (i) the security no longer represents a good value, (ii) superior risk/return potential exists in substitute positions (factoring in transaction costs) or (iii) the security no longer fits with the portfolio’s investment strategies. Otherwise, the broader portfolio is systematic in nature and executes buys and sells following a rules-based model.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica PIMCO Tactical – Growth VP: Under normal circumstances, the portfolio’s sub-adviser, Pacific Investment Management Company LLC (the “sub-adviser”) will invest the portfolio’s assets in a combination of equity securities, fixed-income instruments, forwards and derivatives. “Fixed-income instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.
The portfolio’s investments will be utilized, in part, to manage the portfolio’s overall volatility. For example, in a more volatile market environment, the sub-adviser may decrease long derivative positions in volatile assets or assume a short position through derivatives in such assets in an attempt to potentially reduce the portfolio’s volatility. Conversely, when market volatility is low, the sub-adviser may increase the portfolio’s equity exposure in order to increase the portfolio’s volatility and exposure to the market. Under normal conditions, the portfolio will seek to target an annualized volatility of approximately 12%, exclusive of hedging strategies that may further reduce volatility. There can be no assurance that investment decisions made in seeking to manage portfolio volatility will achieve the desired results.
On average, the portfolio will seek to target approximately 70% equity-related exposure, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including credit default swaps. However, the portfolio will normally adjust its overall equity exposure between 10% and 80% of its net assets in seeking to manage the portfolio’s volatility. The portfolio will typically seek to achieve exposure to U.S. large cap, U.S. small cap, and international equity sectors by investing in instruments including, but not limited to, futures contracts or swap agreements, options, common stocks and preferred stocks.
Because equity derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets allocated to equities may be invested in fixed-income securities or instruments. In addition, the portfolio will normally allocate another 30% of its net assets to fixed-income securities or instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, including credit default swaps. The portfolio will invest primarily in investment grade debt securities, but may invest in high yield securities that are rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or if unrated, determined by the sub-adviser to be of comparable quality. The portfolio may hold up to 5% of its total assets in high yield securities. The portfolio may purchase and sell securities on a when issued, delayed delivery or forward commitment basis. The portfolio may enter into reverse repurchase agreements and sale-buyback transactions.
As part of its investment process, the sub-adviser will seek to reduce exposure to certain downside risks by implementing various hedging transactions. These hedging transactions seek to reduce the portfolio’s exposure to certain severe, unanticipated market events that could significantly detract from returns.
The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
For the fixed-income portion of the portfolio, buy and sell decisions are executed to optimize the risk/return and the relative value characteristics of the portfolio. The sub-adviser may sell a security when the sub-adviser determines that (i) the security no longer represents a good value, (ii) superior risk/return potential exists in substitute positions (factoring in transaction costs) or (iii) the security no longer fits with the portfolio’s investment strategies. Otherwise, the broader portfolio is systematic in nature and executes buys and sells following a rules-based model.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica PineBridge Inflation Opportunities VP: The portfolio’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), seeks to achieve the portfolio’s investment objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in inflation-indexed fixed-income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations.
Inflation-indexed fixed-income securities are structured to provide protection against the negative effects of inflation. The value of an inflation-indexed fixed-income security’s principal or the interest income paid on the fixed-income security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for All Urban Consumers (“CPI-U”) with respect to domestic issuers.
The portfolio may also invest in debt securities that are not inflation-indexed, including but not limited to securities issued or guaranteed by national governments, their agencies, instrumentalities, and political sub-divisions, securities of supranational organizations such as bonds, corporate debt securities, adjustable rate bonds, floating rate bonds, principal only bonds, Eurobonds, Eurodollar bonds and Yankee dollar instruments, zero coupon bonds, convertible notes, commercial paper, and commercial mortgage-backed and asset-backed securities. The portfolio may invest in money market instruments (including repurchase agreements) with remaining maturities of one year or less, as well as cash and cash equivalents. The portfolio may also invest in hybrid instruments having both debt and equity characteristics.
The portfolio may invest in securities of any maturity and does not have a target average duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The portfolio normally invests primarily in investment grade securities rated Baa3 or higher by Moody’s Investors Service, Inc. or equivalently by Standard & Poor’s Corporation or Fitch Inc., or, if unrated, determined by the sub-adviser to be of comparable quality, but may also invest in high yield securities (often referred to as “junk bonds”) rated below investment grade. The portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign and emerging market issuers. The portfolio may invest no more than 10% of its total assets in high yield securities and emerging markets securities combined.
The sub-adviser uses both “top-down” and “bottom-up” analysis to determine security and duration positions for the portfolio. Both “top-down” and “bottom-up” approaches rely upon the same fundamental, valuation and technical framework for what the sub-adviser considers to be a comprehensive analysis of all factors which affect asset pricing. These factors are jointly determined and are interdependent. Security sales decisions are driven by the same criteria as purchase decisions.
The portfolio may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate or foreign currency transactions, total return and credit default swaps. These investment strategies may be employed to either mitigate risk or generate income.
The portfolio may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
The sub-adviser may sell a security for several reasons, including when its price target is attained or when the sub-adviser sees better opportunities in other securities or identifies a change in fundamentals or investment story.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica ProFund UltraBear VP: The portfolio seeks investment results for a single day only, not for longer periods. This means that the return of the portfolio for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse (-2x) of the return of the “Index” for that period. For periods longer than a single day, the portfolio will lose money when the level of the Index is flat, and it is possible that the portfolio will lose money even if the level of the Index falls. Longer holding periods, higher index volatility, inverse exposure and greater leverage each exacerbate the impact of compounding on an investor’s returns. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the portfolio’s return for the period as the return of the benchmark.

The portfolio invests in derivatives that the portfolio’s sub-adviser, ProFund Advisors LLC (the “sub-adviser”), believes, in combination, should have similar daily return characteristics as twice the inverse (-2x) of the daily return of the S&P 500® Index (the “Index”). Cash balances arising from the use of derivatives will typically be held in money market instruments.
The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and real estate investment trusts selected through a mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. As of December 31, 2021, the Index included companies with capitalizations between $3.6 billion and $2.87 trillion. The average capitalization of the companies comprising the Index was approximately $79.5 billion.
The portfolio presents different risks than other types of portfolios. The portfolio uses leverage and is riskier than similarly benchmarked funds that do not use leverage. The portfolio may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse leveraged (-2x) investment results including the impact of compounding on portfolio performance. Investors in the portfolio should actively manage and monitor their investments, as frequently as daily. An investor in the portfolio could potentially lose the full principal value of his/her investment within a single day.
The portfolio is part of the insurer’s investment strategy to deliver the return promised by the insurance contracts and is only available as an investment option when certain benefits are selected by the investor. The portfolio is intended to limit the volatility of an investor’s overall portfolio, limit the investor’s downside and contribute to more consistent overall investment returns. An investment in the portfolio will also have the effect of limiting the overall portfolio’s potential upside. Consistent returns and limits on volatility are intended to reduce the insurer’s cost of providing certain benefits selected by the investor. The portfolio may not perform as intended.
Derivatives – The portfolio invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds (“ETFs”)), interest rates or indexes. The portfolio invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives principally include:
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Swap Agreements – Contracts entered into primarily with major global financial institutions for a specified period ranging from one day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” (e.g., the return on, or change in value of, a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index).
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Futures Contracts – Standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of asset at a specified time and place or, alternatively, may call for cash settlement.
Money Market Instruments – The portfolio invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:
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U.S. Treasury Bills – U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
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Repurchase Agreements – Contracts in which a seller of securities, usually U.S. government securities or other “highly liquid securities”, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the portfolio as a short-term investment vehicle for cash positions.
The sub-adviser uses a mathematical approach to investing. Using this approach, the sub-adviser determines the type, quantity and mix of investment positions that the portfolio should hold to approximate, on a daily basis, the performance of twice the inverse (-2x) of the Index. The portfolio may gain inverse exposure to only a representative sample of the securities in the Index, or to securities not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of a multiple of the inverse of the Index. The sub-adviser does not invest the assets of the portfolio in securities or derivatives based on the sub-adviser’s view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional investment research or analysis, or forecast market movement or trends, in managing the assets of the portfolio. The portfolio seeks to remain fully invested at all times in securities and/or derivatives that, in combination, provide inverse leveraged exposure to the Index without regard to market conditions, trends or direction.
On a daily basis, the portfolio will seek to position its portfolio so that its exposure to the Index is consistent with the portfolio’s investment objective. The Index’s movements during the day will affect whether the portfolio’s holdings need to be re-positioned. For example, if the Index has risen on a given day, net assets of the portfolio should fall. As a result, the portfolio’s inverse exposure will need to be decreased. Conversely, if the portfolio’s Index has fallen on a given day, net assets of the portfolio should rise. As a result, the portfolio’s inverse exposure will need to be increased.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the portfolio for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse (-2x) of the return of the Index over the same period. The portfolio will lose money if the level of the Index is flat, and it is possible that the portfolio will lose money even if the level of the Index falls, as a result of daily rebalancing, the Index’s volatility and the effects of compounding.
The portfolio will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.
The portfolio is non-diversified.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. The portfolio does not take temporary defensive positions. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica S&P 500 Index VP: Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities listed in the S&P 500® Index (the “Index”). Under normal circumstances, however, the portfolio intends to invest substantially all of its assets in securities of companies included in the Index and close substitutes, including index futures contracts. The Index is a well-known stock market index that includes common stocks of approximately 500 companies from all major industries representing a significant portion of the market value of all common stocks publicly traded in the United States. Stocks in the Index are weighted according to their float adjusted capitalizations. The Index, which is constructed and maintained by S&P Dow Jones Indices LLC, is rebalanced each March, June, September and December, and is reconstituted on an as needed basis and on pre-determined dates as Index constituents change in size. The portfolio will concentrate (invest 25% or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry.
The portfolio’s sub-adviser, SSGA Funds Management, Inc. (the “sub-adviser”), does not sub-advise the portfolio according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the sub-adviser utilizes a “passive” or “indexing” investment approach, seeking to provide investment results that, before expenses, correspond generally to the total return performance of the Index by employing a sampling strategy.
The sub-adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the portfolio may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Index when the Index is rebalanced and reconstituted. The portfolio may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.
The sub-adviser may at times purchase or sell futures contracts in lieu of investment directly in the stocks included in the Index. The sub-adviser might do so, for example, in order to increase the portfolio’s investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the sub-adviser might use futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the portfolio but the sale has not yet been completed.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica Small/Mid Cap Value VP: The portfolio’s sub-advisers, Systematic Financial Management, L.P. and Thompson, Siegel & Walmsley LLC (the “sub-advisers”), seek to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in small- and mid-cap equity securities (U.S. equity securities, American Depositary Receipts (“ADRs”) and foreign securities trading on U.S. markets).
The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of securities comprising the Russell 2000® Index and the Russell Midcap® Index respectively, or within the range of the Russell 2500® Index, whichever is broader at the time of purchase. Over time, the capitalizations of the companies in the index will change. As they do, the size of the companies in which the portfolio invests may change. As of December 31, 2022, the market capitalization range of securities comprising the Russell 2000® Index was between $6 million and $7.93 billion, the market capitalization range of securities comprising the Russell Midcap® Index was between $306 million and $53 billion, and the market capitalization range of securities comprising the Russell 2500® Index was between $6 million and $20.4 billion.

The portfolio’s investment manager, Transamerica Asset Management, Inc., determines the allocation of the portfolio’s assets between the portfolio’s sub-advisers and rebalances the allocation periodically to normally maintain an approximate allocation of 60% of the portfolio’s assets to Thompson, Siegel &Walmsley LLC and 40% of the portfolio’s assets to Systematic Financial Management, L.P. The portfolio emphasizes investments in common stocks.
Thompson, Siegel & Walmsley LLC is the sub-adviser for the mid cap sleeve. In the mid-cap sleeve the sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser’s mid-cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Factors one and two of the screen attempt to assess a company’s discount to private market value relative to other mid-cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action.
Systematic Financial Management, L.P. is the sub-adviser for the small cap sleeve. In the small-cap sleeve, the sub-adviser generally will invest in common stocks of companies with small capitalizations that are attractively valued and possess low price cash flow ratios or, in the case of certain financial stocks, low price/earnings ratios and/or low price/book ratios. The sub-adviser’s security selection process generally favors companies with strong operating cash flow, strong free cash flow, limited financial leverage and strong debt coverage. Trends in balance sheet items including inventories, accounts receivable, and payables are scrutinized as well. The sub-adviser also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management.
The portfolio’s investment methodology unifies what both sub-advisers deem to be the best attributes of quantitative screening and fundamental research in an integrated and repeatable process designed to outperform the Russell 2500® Value Index over the long term. Under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The portfolio may invest up to 10% of its total assets in the securities of foreign issuers, including ADRs and foreign securities trading on U.S. markets. The portfolio may also invest in real estate investment trusts (“REITs”) and may invest up to 5% of its total net assets in exchange traded funds (“ETFs”).
The small-cap sleeve sub-adviser may sell a holding for different reasons, such as if the security trades at a premium to the intrinsic value assigned to it by the small-cap sleeve sub-adviser, if the issuer of the security exhibits deteriorating operating results or shows a meaningful increase in financial leverage or if the small-cap sleeve sub-adviser identifies investment alternatives that it deems more attractive.
The mid-cap sleeve sub-adviser typically sells stocks for several reasons, including when (i) conditions that the mid-cap sleeve sub-adviser believed would increase the stock’s value are no longer present, (ii) the mid-cap sleeve sub-adviser deems another investment opportunity to be more appropriate for the portfolio, (iii) the mid-cap sleeve sub-adviser’s risk guidelines require the sale of the stock, or (iv) the portfolio’s position in the stock is no longer consistent with the portfolio’s investment strategies.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica T. Rowe Price Small Cap VP: The portfolio’s sub-adviser, T. Rowe Price Associates, Inc. (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in small-cap growth companies.
Small-cap growth companies are currently defined by the sub-adviser as companies whose market capitalization at the time of purchase falls within the range of companies in the Morgan Stanley Capital International U.S. Small Cap Growth Index (“MSCI U.S. Small Cap Growth Index”), which was approximately $77.06 million to $30.59 billion as of December 31, 2022, but the range will vary with market fluctuations. The market capitalization of the companies in the portfolios and the MSCI U.S. Small Cap Growth Index changes over time, and the portfolio will not sell a stock just because the company has grown to a market capitalization outside the range. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range.
The portfolio intends to be invested in a broadly diversified portfolio of securities and the top 25 holdings will not, under normal circumstances, constitute more than 50% of total assets. The sub-adviser believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

The sub-adviser employs an integrated approach to investing by combining fundamental analysis and quantitative models to identify stocks that could be included in the portfolio. Based on these models and fundamental company research, the portfolio is constructed in a “bottom-up” manner so that the portfolio as a whole reflects a variety of metrics the sub-adviser considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings and sales growth rates, capital allocation and earnings quality. Sector allocations are generally in line with those of the MSCI U.S. Small Cap Growth Index, with occasional small overweights or underweights to a particular sector, and the portfolio may at times invest significantly in technology stocks. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
While the portfolio normally invests principally in small-cap U.S. common stocks, the sub-adviser may, to a lesser extent, invest in foreign stocks (up to 10% of total assets) or exchange traded funds in pursuit of its investment objective. The portfolio may invest a portion of its assets in securities such as stock, fixed-income securities or convertible securities issued by real estate investment trusts (“REITs”). The portfolio may invest directly in REITs, including equity REITs, mortgage REITs and hybrid REITs. The portfolio may, but need not, invest in derivatives, including stock index futures and options to manage or hedge risk. The portfolio may sell securities for a variety of reasons, including to realize gains, limit losses, or re-deploy assets into more promising opportunities.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica TS&W International Equity VP: Under normal circumstances, the portfolio seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of foreign companies representing at least three countries other than the United States. The portfolio’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), currently anticipates investing in at least 12 countries other than the United States. The sub-adviser emphasizes established companies in individual foreign markets and seeks to stress companies and markets that it believes are undervalued. The sub-adviser expects capital growth to be the predominant component of the portfolio’s total return.
Generally, the portfolio will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the portfolio will emphasize larger, more seasoned or established companies, it may invest in companies of varying sizes as measured by assets, sales or market capitalization. The portfolio will invest primarily in securities of companies domiciled in developed markets, but may invest up to 10% of its assets in securities of companies in emerging markets. The sub-adviser seeks to diversify the portfolio’s investments around the world and within markets in an effort to minimize specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI Europe, Australasia and Far East (“EAFE”) Index. The initial universe consists of approximately 3,000 actively traded non-U.S. stocks. Parts one and two of the screen attempt to assess a company’s attractiveness based on cash flows relative to other international stocks and as compared to their industry or sector peers. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action. From the model, approximately 300 stocks are identified for further research. These are the stocks that rank the highest on the basis of these four factors combined. The sub-adviser generally limits its investment universe to companies with a minimum of three years of operating history.
The sub-adviser also performs rigorous fundamental analysis, exploring numerous factors that may affect the outlook for a company. It evaluates publicly available information including sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on pertinent business issues. It applies a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment. The portfolio is typically composed of approximately 80-110 stocks as a result of this process.
Established positions in the portfolio are ranked daily and are reviewed regularly in the same manner to re-examine their fundamental and valuation characteristics. The product team meets periodically to discuss each stock’s place in the portfolio. The sub-adviser employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.
The sub-adviser may use derivatives for a variety of purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.
Transamerica WMC US Growth VP: The portfolio invests, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Portfolio construction emphasizes stock specific risk while minimizing other sources of broad market risk. The goal is a portfolio whose relative performance is not dependent on the market environment.
The portfolio’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), employs a “bottom-up” approach, using fundamental analysis to identify specific securities within industries or sectors for purchase or sale. A “bottom-up” approach evaluates individual companies in the context of broader market factors.
The sub-adviser’s stock selection process is derived from its observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is, fundamental research focused on uncovering companies with improving quality metrics, business momentum, and attractive relative valuations. The investment process is aided by a proprietary screening process that narrows the investment universe to companies that are consistent with the investment philosophy. The portfolio employs a growth style of investing. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
The initial investment universe is comprised of:
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Securities held in the Russell 1000® Growth and S&P 500® Growth Indexes
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Equity securities within the market-cap range of the indexes with historical or projected growth rates greater than the Russell 1000® Index median
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Stocks that meet other growth criteria as determined by the sub-adviser
Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).
The sub-adviser may sell investments when it believes that they no longer offer attractive future returns compared with other investment opportunities, its underlying investment thesis has changed, it believes the investment presents undesirable risks, or in an attempt to limit losses on the investment.
The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

More on the Risks of Investing in Each Portfolio

The value of your investment in a portfolio changes with the values of that portfolio’s investments. Many factors and risks can affect those values, including the risks described below. There is no guarantee that a portfolio will be able to achieve its investment objective. It is possible to lose money by investing in a portfolio.
Some of the risks of investing in the portfolios, including the principal risks of the portfolios, are discussed below. Each portfolio may be subject to factors and risks other than those identified in this prospectus, and these other factors and risks could adversely affect the portfolio’s investment results. More information about risks appears in the Statement of Additional Information (“SAI”). Before investing, you should carefully consider the risks that you will assume.
Absence of Regulation: A portfolio may engage in over-the-counter (“OTC”) transactions, which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges. Transactions in the OTC markets also are subject to the credit risk of the counterparty.
Active Trading: Certain portfolios may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance. During periods of market volatility, active trading may be more pronounced.
Allocation Conflicts: The sub-adviser to an asset allocation portfolio may be subject to conflicts of interest in allocating the portfolio’s assets among underlying portfolios. For example, the sub-adviser or its affiliate may serve as adviser or sub-adviser to certain underlying portfolios in which the portfolio may invest. A sub-adviser will receive more revenue when it selects an underlying fund it advises or sub-advises for inclusion in the portfolio. TAM selects the sub-adviser to the asset allocation portfolios, and benefits from the sub-adviser’s selection of underlying Transamerica portfolios.
In addition, the sub-adviser or TAM may have an incentive to take into account the effect that the portfolio’s purchase or sale of shares of underlying portfolios would have on that underlying portfolio.
Asset Allocation: A portfolio’s investment performance is significantly impacted by the portfolio’s asset allocation and reallocation from time to time. The Investment Manager’s and/or sub-adviser’s decisions may not produce the desired results. The allocations may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the Investment Manager’s and/or sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique, strategy or issuer is incorrect.
For certain portfolios, the Investment Manager’s and/or sub-adviser’s decisions regarding whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking may not produce the desired results.
Asset Class Allocation: A portfolio’s investment performance is significantly impacted by the portfolio’s asset class allocation and reallocation from time to time. The Investment Manager’s and/or sub-adviser’s decisions may not produce the desired results. The allocations may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the Investment Manager’s and/or sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique, strategy or issuer is incorrect. A portfolio's balance between equity and debt securities limits its potential for capital appreciation relative to an all-stock fund and contributes to greater volatility relative to an all-bond fund.
For certain portfolios, the Investment Manager’s and/or sub-adviser’s decisions regarding whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking may not produce the desired results.
Asset Class Variation: Certain portfolios may invest in underlying portfolios and/or ETFs. The underlying portfolios and/or ETFs invest principally in the securities constituting their asset class (i.e., equity or fixed-income) or underlying index components. However, an underlying portfolio or ETF may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying portfolios and ETFs at any given time, and the percentage of the portfolio's assets invested in the various underlying portfolios and ETFs, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class, and this in turn may adversely affect the portfolio's performance.
Bank Obligations: Bank obligations include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type instruments issued by banks. To the extent a portfolio invests in bank obligations, the portfolio will be more susceptible to negative events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions, as well as regulatory and political conditions. Banks are highly regulated, and decisions by regulators may limit the loans banks make, affect the interest rates and fees they charge and reduce bank profitability.

Cash Management and Defensive Investing: The value of investments held by a portfolio for cash management or defensive investing purposes can fluctuate. Like other fixed-income securities, cash and cash equivalent securities are subject to risk, including market, interest rate and credit risk. If a portfolio holds cash uninvested, the portfolio will be subject to the credit risk of the depository institution holding the cash, it will not earn income on the cash and the portfolio’s yield will go down. If a significant amount of a portfolio’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.
CFTC Regulation: The investment manager has registered as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment manager to certain portfolios. The investment manager is therefore subject to dual regulation by the SEC and the Commodity Futures Trading Commission (“CFTC”), and is a member of the National Futures Association and is also subject to its rules. Regulation of commodity investing continues to change, and additional compliance and other expenses may be incurred.
China A–Shares: Certain portfolios may invest in equity securities of certain Chinese companies, referred to as China A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”). The Programs are securities trading and clearing linked programs between either Shanghai Stock Exchange or Shenzhen Stock Exchange, and the Stock Exchange of Hong Kong Limited, Hong Kong Securities Clearing Company Limited, and China Securities Depository and Clearing Corporation Limited, with an aim to achieve mutual stock market access between the People’s Republic of China (“PRC” or “China”) and Hong Kong. The Programs are subject to daily quota limitations, which may restrict a portfolio’s ability to invest in China A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China A-shares may fluctuate at times when a portfolio is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are in their early stages, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Programs are subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited and the Shenzhen Stock Exchange, and existing and additional regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or a portfolio’s investments through the Programs. There is no guarantee that applicable exchanges will continue to support the Programs in the future.
Investments in China A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market. The regulatory and legal framework for capital markets in mainland China may not be as well developed as those of developed countries. Chinese accounting standards and practices may deviate significantly from international accounting standards. The settlement and clearing systems of the Chinese securities markets may not be well tested and may be subject to increased risks of error or inefficiency.
If a portfolio was considered to be a tax resident of China, it would be subject to Chinese corporate income tax at the rate of 25% on its worldwide taxable income. If a portfolio was considered to be a non-resident enterprise with a “permanent establishment” in China, it would be subject to Chinese corporate income tax of 25% on the profits attributable to the permanent establishment.
A portfolio’s investments in securities, including China A-shares, issued by Chinese companies may cause a portfolio to become subject to withholding and other taxes imposed by China tax authorities. China generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in China and paid to a company that is not a resident of China for tax purposes and that has no permanent establishment in China. Currently, the capital gain from disposal of China A-shares by foreign investors via the Programs is temporarily exempt from withholding income tax, but the dividends derived from China A-shares by foreign investors is subject to a 10% withholding income tax. There is no indication of how long the temporary exemption will remain in effect and a portfolio may be subject to such withholding income tax in the future.
Stamp duty under the PRC laws generally applies to the execution and receipt of taxable documents, which include contracts for the sale of China A-shares traded on PRC stock exchanges. In the case of such contracts, the stamp duty is currently imposed on the seller but not on the purchaser, at the rate of 0.1%. The sale or other transfer by a portfolio’s sub-adviser of China A-shares will accordingly be subject to PRC stamp duty, but a portfolio will not be subject to PRC stamp duty when it acquires China A-shares.
A portfolio may also potentially be subject to PRC value added tax at the rate of 6% on capital gains derived from trading of China A-shares and interest income (if any). Existing guidance provides a temporary value added tax exemption for Hong Kong and overseas investors in respect of their gains derived from trading of PRC securities through the Programs. Since there is no indication how long the temporary exemption will remain in effect, a portfolio may be subject to such value added tax in the future. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the “surtaxes”) are imposed based on value added tax liabilities, so if a portfolio were liable for value added tax it would also be required to pay the applicable surtaxes.

Uncertainties in China tax rules governing taxation of income and gains from investments in China A-shares via the Programs could result in unexpected tax liabilities for a portfolio and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China A-shares by a portfolio.
In the event that the depository of the Shanghai Stock Exchange and the Shenzhen Stock Exchange defaulted, a portfolio may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on the Programs in respect of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, portfolios investing through the Programs must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.
The Programs are novel in nature and are subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in China and Hong Kong. The regulations are untested so far and there is no certainty as to how they will be applied. China A-shares purchased through the Programs are held in nominee name and not a portfolio’s name as the beneficial owner. It is possible, therefore, that a portfolio’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A-shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, a portfolio may not be able to participate in corporate actions affecting China A-shares held through the Programs due to time constraints or for other operational reasons.
Trades on the Programs are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a portfolio cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that a portfolio may use to execute trades. If an investor holds 5% or more of the total shares issued by a China A-share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If a portfolio holds 5% or more of the total shares of a China A-share issuer through its Program investments, its profits may be subject to these limitations. It is not expressly provided in China law whether all accounts managed by TAM and/or its affiliates will be aggregated for purposes of this 5% limitation. If that is the case, it makes it more likely that a portfolio’s profits may be subject to these limitations.
Commodities and Commodity-Related Securities: If a portfolio invests in commodities, instruments whose performance is linked to the price of an underlying commodity or commodity index, or the securities of issuers in commodity-related businesses or industries, a portfolio will be subject to the risks of investing in commodities. These types of risks include changes and volatility in commodity prices generally, regulatory, economic and political developments, weather events and natural disasters, tariffs and trade disruptions, pestilence and market disruptions. A portfolio’s investment exposure to the commodities markets may subject the portfolio to greater volatility. Commodities and commodity-linked investments may be less liquid than other investments. Commodity-linked investments also are subject to the credit risk of the issuer, and their value may decline substantially if the issuer's creditworthiness deteriorates.
To the extent a portfolio invests in companies principally engaged in the commodities industries (including the agriculture, energy, materials and commodity-related industrial sectors) (“commodity-related companies”), the portfolio will also be subject to the risk factors particular to each such industry. Commodity-related companies can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, tax and other government regulations, and natural phenomena such as drought, floods and other adverse weather conditions and livestock disease. Cyclical industries can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and companies engaged in such industries can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. In addition, the commodities industries can be significantly affected by the level and volatility of commodity prices, which have historically been among the most volatile of international prices, often exceeding the volatility of exchange rates and interest rates. Investments in commodity-related companies are also subject to the risk that the performance of such companies may not correlate with broader equity market returns or with returns on commodity investments to the extent expected by a portfolio’s sub-adviser.
Conflicts of Interest: Transamerica Asset Management, Inc. (“TAM”) and its affiliates directors, officers, employees and personnel (collectively, for purposes of this risk, “Transamerica”) are engaged in a variety of businesses and have interests other than those related to managing the portfolios. Transamerica is a diversified global financial services company with many lines of business providing a wide range of financial services to a sizeable and diversified client base. The broad range of activities and interests of Transamerica gives rise to actual, potential and perceived conflicts of interest that could affect the portfolios and their shareholders.
Certain actual and potential conflicts of interest are described below. A further discussion of conflicts of interest appears in the SAI. These discussions are not, and are not intended to be, a complete enumeration or description of all the actual and potential conflicts that Transamerica has now or may have in the future. Other conflicts may arise from time to time.
TAM and the portfolios have adopted practices, policies and procedures that are intended to identify, manage and, where possible, mitigate conflicts of interest. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures may limit or restrict the portfolios’ investment activities and adversely affect their performance.

Activities on Behalf of Other Funds and Accounts. Transamerica manages or advises other funds and products in addition to the portfolios, including Transamerica’s own accounts and accounts in which Transamerica or its personnel have an interest. Certain other funds and products have investment objectives similar to, the same as or opposite to those of the portfolios and/or engage in transactions in the same types of securities or other instruments, sectors or strategies as the portfolios. Such transactions could affect the prices and availability of the securities and instruments in which a portfolio invests, and could have an adverse impact on the portfolio’s performance. These other accounts and products may buy or sell positions while the portfolios are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the portfolios. A position taken by Transamerica, on behalf of one or more other funds or products, may be contrary to a position taken on behalf of a portfolio or may be adverse to a company or issuer in which the portfolio has invested. A portfolio on the one hand, and Transamerica or other funds or products, on the other hand, may vote differently on matters affecting, or take or refrain from taking different actions with respect to, the same security, which are disadvantageous to the portfolio. The results of the investment activities of a portfolio may differ significantly from the results achieved for other funds or products. Transamerica may receive more compensation, including a performance allocation, with respect to certain other funds or products than is received with respect to a portfolio.
Selection of Service Providers. TAM and certain of its affiliates provide services including investment management, administration, sub-advisory, shareholder servicing, distribution, and transfer agency services to the portfolios and earn fees from these relationships with the portfolios. TAM and its affiliates face conflicts of interest when the portfolios select affiliated service providers because TAM and/or its affiliates receive greater compensation when they are used. The portfolios expect to engage unaffiliated service providers that in certain cases also provide services to Transamerica or other funds or products or that hire Transamerica to provide services to the service providers’ clients. These service providers may have business, financial or other relationships with Transamerica, which may influence TAM’s recommendation of these service providers for the portfolios.
Sales Incentives and Relationships. Transamerica and other financial service providers have conflicts associated with their promotion of the portfolios or other dealings with the portfolios that would create incentives for them to promote the portfolios. Transamerica will benefit from increased amounts of assets under management. Transamerica and its personnel have relationships (both involving and not involving the portfolios) with distributors, consultants and others who sell or recommend the portfolios or other funds or products, and such parties may receive compensation from Transamerica or the portfolios or other accounts in connection with such relationships. Transamerica and/or the portfolios’ sub-advisers or their affiliates, make revenue sharing payments to brokers and other financial intermediaries to promote the distribution of the portfolios. Transamerica also receives revenue sharing and/or 12b-1 payments from certain of the portfolios’ sub-advisers or their affiliates. These payments present certain conflicts of interest and provide a disincentive for TAM to recommend the termination of such sub-advisers.
Transamerica Insurance Companies. The performance of certain portfolios impacts Transamerica’s financial exposure under guarantees that the Transamerica insurance companies provide as issuers of certain variable insurance contracts. TAM’s investment decisions and the design of the applicable portfolios may be influenced by these factors. Certain non-public portfolio holdings and certain analytical information and algorithm and trade data concerning certain portfolios is disclosed to the Transamerica insurance companies solely to allow them to hedge their obligations under the variable insurance contracts. This information may only be provided in accordance with procedures approved by the portfolios’ Board of Trustees governing the sharing of such information.
Transamerica Asset Allocation Fund Allocations. TAM serves as investment manager to and is responsible for all aspects of the day-to-day investment advice and management of certain portfolios and other funds which operate as funds of funds that invest in underlying Transamerica portfolios and/or other funds and is subject to conflicts of interest in allocating the funds of funds’ assets among the underlying portfolios. For certain other funds of funds, TAM has hired a sub-adviser and benefits when the sub-adviser allocates the fund of funds’ assets to a Transamerica portfolio and/or fund. TAM has established an investment program for certain funds of funds whereby all or a substantial portion of the fund of funds’ assets are invested in underlying Transamerica portfolios and/or funds. This means that TAM or the fund of funds’ sub-adviser does not, nor does it expect to, consider unaffiliated funds as underlying investment options for the fund of funds, even if unaffiliated funds have better investment performance or lower total expenses. TAM and its affiliates will receive more revenue when TAM or a sub-adviser selects a Transamerica portfolio or fund rather than an unaffiliated fund for inclusion in a fund of funds and could result in the selection of portfolios and/or funds with relatively lower historical investment results. TAM has an incentive for the funds of funds’ assets to be allocated to those underlying portfolios and funds for which the net management fees payable to TAM are higher than the fees payable by other underlying portfolios or funds or to those underlying portfolios and funds for which an affiliate of TAM serves as the sub-adviser. TAM also has an incentive for a fund of funds’ assets to be allocated to subscale underlying Transamerica portfolios and funds to provide scale and reduce amounts waived and/or reimbursed by TAM to maintain applicable expense caps. Sub-advisers to certain funds of funds also have conflicts of interest in allocating the funds of funds’ assets among underlying portfolios and/or funds. TAM Compliance monitors allocation changes by the funds of funds.

Portfolio Structuring and Changes. TAM may have a financial incentive to implement or not to implement certain changes to the portfolios. For example, TAM may, from time to time, recommend a change in sub-adviser or the combination of two or more portfolios. Transamerica will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a portfolio having a higher net management fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee.
Aggregation of Assets. The aggregation of assets of multiple portfolios and/or other funds or products for purposes of calculating breakpoints or discounts in sub-advisory fees based on the level of assets allocated to a sub-adviser across portfolios or otherwise, as applicable, give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the portfolios and their shareholders.
Valuation of Investments. TAM has been designated as the portfolios’ valuation designee with responsibility for fair valuation subject to oversight by the portfolios' Board of Trustees. TAM’s service as valuation designee is expressly permitted by applicable regulations. TAM performs such valuation services in accordance with valuation policies and procedures of the portfolios and TAM. TAM may value an identical asset differently than a Transamerica affiliate. This is particularly the case in respect of difficult-to-value assets. TAM faces a conflict with respect to valuations generally because of their effect on TAM’s fees and other compensation. Valuation decisions by TAM may also result in improved performance of the portfolios.
Other Relationships and Benefits. Transamerica has existing and may have potential future other business dealings or relationships with current or proposed sub-advisers or other portfolio service providers (or their affiliates) recommended by TAM. Such other business dealings or relationships present conflicts of interest that could influence TAM’s selection and retention or termination of sub-advisers or service providers. For example, TAM has an incentive to hire as a sub-adviser or other service provider an entity with which TAM or one or more of its affiliates have, or would like to have, significant or other business dealings or arrangements, and TAM has a disincentive to recommend the termination of such a sub-adviser or service provider when doing so could be adverse to TAM’s and/or its affiliates’ relationships or other business dealings with such parties.
Sub-Advisers. The range of activities, services and interests of a sub-adviser gives rise to actual, potential and/or perceived conflicts of interest that could disadvantage a portfolio and its shareholders. Such conflicts of interest are in some cases similar to and in other cases different from or supplement those described above relating to Transamerica. For example, a sub-adviser’s portfolio managers may manage multiple portfolios and accounts for multiple clients which gives rise to actual or potential conflicts of interest. A sub-adviser and/or its respective affiliates also may derive ancillary benefits from providing investment sub-advisory services to a portfolio.
In recognition of the revenue it earns from investment by the Transamerica BlackRock iShares Allocation portfolios and the Transamerica BlackRock iShares Edge portfolios in underlying iShares ETFs, BlackRock has agreed to waive, with respect to each Transamerica BlackRock iShares Allocation portfolio and Transamerica BlackRock iShares Edge portfolio, all of the sub-advisory fees to be paid by TAM for so long as the portfolio invests all or substantially all (meaning 80% or more) of its net assets (excluding cash and cash equivalents) in underlying ETFs sponsored or advised by BlackRock or its affiliates. This arrangement gives rise to actual or potential conflicts of interest. For example, BlackRock has an incentive to allocate a portion of a portfolio’s assets away from BlackRock’s ETFs so as to then be entitled to a sub-advisory fee from TAM. In doing so, however, BlackRock would lose fee revenue earned from a portfolio’s investment in those ETFs. In addition, TAM has an incentive to restrict BlackRock from investing a portfolio’s assets in non-BlackRock funds.
Convertible Securities: Convertible securities share investment characteristics of both fixed-income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities are normally “junior” securities, meaning that the issuers usually must first make payments on non-convertible securities before making payments on convertible securities. If the issuer of a convertible security stops making payments, these securities may become worthless.
Counterparty: A portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the portfolio do not fulfill their contractual obligations. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.

Credit: The value of your investment in a portfolio could decline if the issuer of a security held by the portfolio or another obligor for that security (such as a party providing insurance or other credit enhancement) fails to pay, otherwise defaults, is perceived (whether by market participants, ratings agencies or otherwise) to be less creditworthy, becomes insolvent or files for bankruptcy. Changes in actual or perceived creditworthiness may occur quickly. The value of your investment in a portfolio could also decline if the credit rating of a security held by the portfolio is downgraded or the credit quality or value of any assets underlying the security declines. A decline may be rapid and/or significant, particularly in certain market environments. If a single entity provides credit enhancement to more than one of the portfolio’s investments, the adverse effects resulting from the downgrade or default will increase the adverse effects on a portfolio. If a portfolio enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery, to be announced and forward commitment transactions), the portfolio will be subject to the credit risk presented by the counterparty. In addition, a portfolio may incur expenses and may be hindered or delayed in an effort to protect the portfolio’s interests or to enforce its rights. The degree of credit risk of a security or financial contract depends upon, among other things, the financial condition of the issuer and the terms of the security or contract. Credit risk may be broadly gauged by the credit ratings of the securities in which a portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Credit rating may also be influenced by conflicts of interest. Securities rated in the lowest category of investment grade (Baa/BBB or Baa-/BBB-) may possess certain speculative characteristics, and a portfolio is subject to greater credit risk to the extent it invests in below investment grade securities (that is, securities rated below the Baa/BBB categories or unrated securities of comparable quality), or “junk” bonds. Credit risk is also greater to the extent a portfolio uses leverage or derivatives in connection with the management of the portfolio.
A portfolio may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. A portfolio is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer's non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.
Currency: The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be impacted by changes in the issuer’s local currency. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time, and they are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A portfolio may be positively or negatively affected by government strategies intended to make the U.S. dollar, or other currencies to which the portfolio has exposure, stronger or weaker. Currency markets generally are not as regulated as securities markets, and currency risk may be particularly high to the extent the portfolio invests in foreign securities or currencies that are economically tied to emerging market or frontier market countries. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective. Derivatives that provide exposure to foreign currencies are also subject to these risks.
Currency Hedging: A portfolio may use currency futures, forwards or options to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Hedging strategies and/or these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging strategy or instrument. Certain countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and may be characterized by a lack of available currency hedging instruments. Shifting a portfolio's currency exposure from one currency to another may remove a portfolio's opportunity to profit from the original currency and involves a risk of increased losses for a portfolio if the sub-adviser’s projection of future exchange rates is inaccurate.
Cybersecurity and Operations: A portfolio, and its service providers and distribution platforms, and your ability to transact with a portfolio, may be negatively impacted by, among other things, human error, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to portfolio assets, shareholder data (including private shareholder information), and/or proprietary information, or cause a portfolio, TAM, a sub-adviser and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident or operational issue may disrupt the processing of portfolio or shareholder transactions, impact a portfolio's ability to calculate its net asset values, prevent shareholders from redeeming their shares, or result in financial losses to a portfolio and its shareholders. Issuers of securities in which a portfolio invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents or operational issues. In addition, other significant events (e.g., natural disasters or global health emergencies), and measures taken to respond to them and mitigate their effects, could result in disruptions to the services provided to a portfolio by its service providers.

Depositary Receipts: Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. In addition, depositary receipts expose the portfolio to risk associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depositary bank and to the sponsors and other parties with whom the depositary bank establishes the programs. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding those issuers and there may not be a correlation between such information and the market value of the depositary receipts.
Derivatives: Derivatives involve special risks and costs which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds and may result in losses. Risks of derivatives include leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, operational risk (such as documentation issues and settlement issues) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, or issues with the legality or enforceability of a contract). Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase portfolio volatility, and not produce the result intended. Even a small investment in derivatives can have a disproportionate impact on a portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. This risk is greater for forward currency contracts, swaps and other over-the-counter traded derivatives. The other parties to derivatives transactions present the same types of credit risk as issuers of fixed-income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. A portfolio may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. A portfolio’s use of derivatives may also increase the amount of taxes payable by shareholders.
The U.S. government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing and on-facility execution of certain derivatives, margin and reporting requirements. New Rule 18f-4 under the 1940 Act governs the use of derivative investments by funds. Among other things, Rule 18f-4 requires funds that invest in derivatives above a specified amount to adopt and implement a derivatives risk management program that a derivatives risk manager administers and that the portfolio’s Board of Trustees oversees, and to comply with an outer limit on portfolio leverage risk based on value at risk. Portfolios that use derivative instruments in a limited amount will not be subject to the full requirements of Rule 18f-4,but will have to adopt and implement policies and procedures reasonably designed to manage the portfolio’s derivatives risk. Portfolios are subject to reporting and recordkeeping requirements regarding their derivatives use. Rule 18f-4 could have an adverse impact on a portfolio’s performance and ability to implement its investment strategies as it has historically and may increase costs related to a portfolio’s use of derivatives. It is not currently clear what impact, if any, the rule will have on the availability, liquidity or performance of derivatives. The rule may not be effective to limit the risk of loss from derivatives.
A portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. If a portfolio were unable to close out its position in a derivatives contract, it might continue to maintain such assets or accounts or make such payments until the position expired or matured. These actions might impair a portfolio’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or cause a portfolio to sell a portfolio security at a disadvantageous time. Also, a portfolio would be exposed to loss both on the derivative instruments and on the assets used to cover its obligations.
Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. For derivatives that are required to be cleared by a regulated clearinghouse, a portfolio may be exposed to risks arising from its relationship with a brokerage firm through which it would submit derivatives trades for clearing. A portfolio would also be exposed to counterparty risk with respect to the clearinghouse. In certain cases, a portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses.
Derivatives may be used by a portfolio for a variety of purposes, including:
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As a hedging technique in an attempt to manage risk in the portfolio's portfolio;
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As a means of changing investment characteristics of the portfolio's portfolio;
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As a means of attempting to enhance returns;

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As a means of providing additional exposure to types of investments or market factors;
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As a substitute for buying or selling securities; or
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As a cash flow management technique.
Using derivatives, especially for non-hedging purposes, may involve greater risks to a portfolio than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the portfolio. Risks associated with the use of derivatives are magnified to the extent that a large portion of the portfolio’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives. Use of derivatives or similar instruments may have different tax consequences for a portfolio than an investment in the underlying asset or indices, and those differences may affect the amount, timing and character of income distributed to shareholders.
Using derivatives for hedging purposes can reduce or eliminate losses, but doing so can also reduce or eliminate gains. In addition, there can be no assurance that a portfolio’s hedging transactions will be effective.
A portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested.
Derivatives may include, but are not limited to, the following:
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Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. The portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the portfolio. Investments in foreign currency options may substantially change a portfolio's exposure to currency exchange rates and could result in losses to the portfolio if currencies do not perform as a sub-adviser expects. There is a risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to a portfolio and poorer overall performance for the portfolio than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges. Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing a portfolio's investment objective, such as when a sub-adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the portfolio's investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to a portfolio's holdings, further increases the portfolio's exposure to foreign securities losses. There is no assurance that a sub-adviser’s use of currency derivatives will benefit a portfolio or that they will be, or can be, used at appropriate times.
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Forwards and Futures Contracts. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The portfolio may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the portfolio engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as US exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the portfolio's NAV. Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the portfolio. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the portfolio) and pricing risk (i.e., the instrument may be difficult to value).
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Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, a portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Investments in foreign currency forward exchange contracts may substantially change a portfolio's exposure to currency exchange rates and could result in losses to the portfolio if currencies do not perform as its sub-adviser expects. A sub-adviser’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Foreign currency forward exchange contracts may be used for non-hedging purposes in seeking to meet the applicable portfolio's investment objectives, such as when the sub-adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the portfolio's investment portfolio. Investing in foreign currency forward exchange contracts for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to a portfolio's holdings, further increases the portfolio's exposure to foreign securities losses. There is no assurance that a sub-adviser’s use of currency derivatives will benefit a portfolio or that they will be, or can be, used at appropriate times.
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Swaps. Swap contracts, including credit default swaps, involve heightened risks and may result in losses to the portfolio. Swaps may in some cases be illiquid and difficult to value, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the swap. If the portfolio buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the portfolio would also be subject to credit risk relating to the seller's payment of its obligations in the event of a default (or similar event). If the portfolio sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the portfolio would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of default (or similar event). Swaps may be difficult to unwind or terminate. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to the issuer of the referenced obligation and either their counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. New regulations require many kinds of swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the portfolio may not be able to enter into swaps that meet its investment needs. The portfolio also may not be able to find a clearinghouse willing to accept the swaps for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The portfolio will assume the risk that the clearinghouse may be unable to perform its obligations. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance.
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Contracts for Difference. Contracts for differences (“CFDs”) are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its ﬁnancial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on the portfolio's obligation to its counterparty under the CFD and the return on related assets in its portfolio, the CFD transaction may increase the portfolio's ﬁnancial risk. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the portfolio to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the portfolio is liable. CFDs are not registered with the Securities and Exchange Commission or any U.S. regulator, and are not subject to U.S. regulation.
Distressed or Defaulted Securities: Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative. A portfolio may suffer significant losses if a reorganization or restructuring is not completed as anticipated. A portfolio will generally not receive interest payments on the distressed securities. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties. A portfolio may incur costs to protect its investment, and the portfolio could lose its entire investment. Distressed or defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Dividend Paying Stock: Certain portfolios utilize a strategy that focuses on investing in stocks that pay dividends. There can be no assurance that the issuers of the stocks held by a portfolio will pay dividends in the future or that, if dividends are paid, they will not decrease. A portfolio's emphasis on dividend paying stocks could cause the portfolio’s share price and total return to fluctuate more than, or cause the portfolio to underperform similar portfolios that invest without consideration of an issuer’s track record of paying dividends or ability to pay dividends in the future. Dividend paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause an issuer to unexpectedly reduce or eliminate its dividends.
Dollar Rolls: A dollar roll transaction involves a sale by a portfolio of a mortgage-backed or other security concurrently with an agreement by the portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and similar maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.
The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities a portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a portfolio sells securities becomes insolvent, the portfolio’s ability to purchase or repurchase securities may be restricted.
Early Close/Late Close/Trading Halt: An exchange or market may close early, close late or issue trading halts generally or on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a portfolio being unable to buy or sell securities or financial instruments. In these circumstances, a portfolio may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Emerging Markets: Investments in securities of issuers located or doing business in emerging markets bear heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging market countries typically have less developed and less stable economic and political systems and regulatory and accounting standards, potentially making it difficult to evaluate issuers. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation, and may be based on only a few industries. Such countries typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a public health emergency or natural disaster. Certain emerging markets may also face other significant internal or external risks, including the risk of war or terrorism, and ethnic, religious or racial conflicts. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will, and such investors are more likely to experience nationalization, expropriation and confiscatory taxation. Such policies may change abruptly. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Some emerging market countries are especially vulnerable to economic conditions in other countries. Low trading volumes may result in a lack of liquidity and extreme price volatility, which could make security valuations more difficult. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a portfolio’s net asset value. A portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing, and the portfolio may experience problems or delays with the clearing and settling of trades that are not typically experienced in more developed markets. Investments in emerging markets countries may have restrictions that make it difficult or impossible for a portfolio to exercise rights, pursue legal remedies, and obtain judgments in foreign courts. Some securities issued by emerging market governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for a portfolio to pursue its rights against the government. An investment in emerging market securities should be considered speculative. Investments in emerging markets countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, greater vulnerability to market manipulation, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.
Energy Sector: Certain risks inherent in investing in energy companies include the following:
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Supply and Demand. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of energy companies. Energy companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others. The United States relies heavily on foreign imports of energy such as crude oil and refined products. If a supply source decides to restrict supply to the United States or is unable to meet demand, some energy companies’ cash flows may be adversely impacted.
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Depletion and Exploration. Energy reserves naturally deplete as they are consumed over time. Energy companies are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items and refined products on behalf of the owners of such commodities. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. The financial performance of energy companies may be adversely affected if they, or the companies to whom they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. Also, the quantities of reserves may be overstated, or deposits may not be produced in the time periods anticipated. If an energy company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.
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Reserve. Energy companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons including the risk that no commercially productive amounts of such energy commodities can be produced from estimated reserves because of the curtailment, delay or cancellation of production activities as a result of unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering and pollution.
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Regulatory. Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and, in some cases (v) the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy companies. In addition, world events, economic sanctions and other economic conditions may lead to disputes among oil-producing countries and potential limits on the production of crude oil, leading to increased volatility in the energy sector.
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Commodity Pricing. The operations and financial performance of energy companies may be directly affected by energy commodity prices, especially those energy companies which own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (i.e., the price of natural gas relative to the price of natural gas liquids). These prices may fluctuate widely in response to a variety of factors, including global and domestic economic conditions, weather conditions, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political stability, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for energy companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
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Acquisition. The ability of energy companies to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make acquisitions that result in an increase in cash available for distributions. Recently, the acquisition market has become more competitive as a result of the increased amount of energy companies, as well as significant private equity interest in midstream energy assets. As a result, the competitive nature of the market has resulted in higher multiples, which may reduce the attractiveness of returns on acquisitions. Accordingly, MLP Entities may be unable to make accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors. Such circumstances may limit future growth and their ability to raise distributions could be reduced. Furthermore, even if energy companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in operating cash flow or a decrease in enterprise value. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses. Substantial market disruptions and slowdowns in economic activity may limit the ability of energy companies to make acquisitions.
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Affiliated Party. Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.
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Catastrophe. The operations of energy companies are subject to many hazards inherent in the exploring, developing, producing, generating, transporting, transmission, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions. These hazards could result in substantial losses, severe damage to and destruction of property and equipment, and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Energy companies may not be insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the energy company’s operations and financial condition.
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Terrorism/Market Disruption. Events in the Middle East and elsewhere could have significant adverse effects on the U.S. economy, financial and commodities markets. Energy assets could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations.
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Weather. Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain energy companies located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of energy companies, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by energy companies and could adversely affect such companies’ financial condition. Concerns about global warming trends may result in increased regulation of energy or energy infrastructure companies that produce, transport or rely heavily on fossil fuels such as oil, natural gas and coal and increase their operating costs; moreover, negative investor perception may limit their access to, and increase their cost of, capital.
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Renewable Energy. Renewable energy infrastructure companies’ future growth may be highly dependent upon on government policies that support renewable power generation and enhance the economic viability of owning renewable electric generation assets. Such policies can include tax credits, accelerated cost-recovery systems of depreciation and renewable portfolio standard programs, which mandate that a specified percentage of electricity sales come from eligible sources of renewable energy. Furthermore, a portion of revenues from investments in renewable energy infrastructure assets is tied, either directly or indirectly, to the wholesale market price for electricity in the markets served. Wholesale market electricity prices are impacted by a number of factors including: the price of fuel (for example, natural gas) that is used to generate electricity; the cost of and management of generation and the amount of excess generating capacity relative to load in a particular market; and conditions (such as extremely hot or cold weather) that impact electrical system demand. In addition, there is uncertainty surrounding the trend in electricity demand growth, which is influenced by macroeconomic conditions; absolute and relative energy prices; and energy conservation and demand management. This volatility and uncertainty in power markets could have a material adverse effect on the assets, liabilities, financial condition, results of operations and cash flow of the companies in which a portfolio invests.
Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer, and generally have greater risk of loss than debt securities. Equity securities include, among others, common and preferred stocks, convertible securities, and warrants or rights. Stock markets are volatile. Equity securities may have greater price volatility than other asset classes, such as fixed-income securities, and fluctuate in price based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. Because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. If the market prices of the equity securities owned by a portfolio fall, the value of your investment in the portfolio will decline. If a portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company, and the portfolio may lose its entire investment in the company. These risks are generally magnified for investments in equity securities of distressed companies. A portfolio may lose its entire investment in the equity securities of an issuer.
Expenses: Your actual costs of investing in a portfolio may be higher than the expenses shown in this prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease, or if a fee limitation is changed or terminated, or with respect to a newly offered portfolio or class, if average net assets are lower than estimated. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.
Extension: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed-income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause a portfolio’s share price to be more volatile or go down.
Fixed-Income Securities: Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by a portfolio falls, the value of your investment will go down. The prices of fixed-income securities will generally go down when interest rates rise. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the portfolio. A rise in rates also tends to have a greater impact on the prices of longer term or duration securities. A portfolio may lose its entire investment in the fixed-income securities of an issuer.
Floating Rate Loans: Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in a portfolio not receiving proceeds from the sale of a loan for an extended period. As a result, a portfolio may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the portfolio may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase. Certain courts have determined that floating rate loans are not securities and, therefore, purchasers such as a portfolio may not be entitled to the anti-fraud protections of the federal securities laws, including the prohibitions on insider trading. Some floating rate loans may be tied to the London Interbank Offered Rate (“LIBOR”), and thus would be subject to LIBOR risk.
Floating rate loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. However, in periods of high demand by lenders like a portfolio for floating rate loan investments, borrowers may limit these covenants and weaken a lender’s ability to access collateral securing the loan; reprice the credit risk associated with the borrower; and mitigate potential loss. A portfolio may experience greater losses or delays and expenses in enforcing its rights with respect to floating rate loans with fewer restrictive covenants.
Focused Investing: To the extent a portfolio invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Foreign Investments: Investments in securities of foreign issuers (including those denominated in U.S. dollars) or issuers with significant exposure to foreign markets are subject to additional risks. Foreign markets can be less liquid, less regulated and more volatile than U.S. markets. The value of a portfolio's foreign investments may decline, sometimes rapidly and unpredictably, because of factors affecting the particular issuers as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country.
Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as U.S. companies are. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult or impossible for the portfolio to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments. In certain foreign markets, settlement and clearance procedures may result in an inability to execute transactions or delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments. Such settlement issues could affect a portfolio’s performance and the liquidity of its portfolio. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes, and special U.S. tax considerations may apply.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the portfolio's investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a portfolio's foreign holdings or exposures. Investments in foreign markets may also be adversely affected by unfavorable governmental actions such as the imposition of capital and price controls; nationalization of companies or industries; currency exchange controls, currency blockage, or restrictions on the expatriation of foreign currency; expropriation of assets; confiscatory taxation; or the imposition of punitive taxes. In the event of nationalization, expropriation or other confiscation, a portfolio could lose its entire investment in foreign securities. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a portfolio's investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the portfolio's ability to purchase or sell foreign securities or transfer a portfolio's assets back into the United States, or otherwise adversely affect the portfolio's operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a portfolio, particularly during periods of market turmoil. When a portfolio holds illiquid investments, its portfolio may be harder to value.
Investment in securities of foreign issuers may also be subject to foreign custody risk which refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by banks, agents and depositories in securities markets outside the United States. In addition, it is often more expensive for a portfolio to buy, hold, and sell securities in certain foreign markets than in the United States. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel non-U.S. agents to hold securities in designated depositories that may not be subject to independent evaluation. The laws of certain countries may place limitations on the ability to recover assets if a non-U.S. bank, agent or depository becomes insolvent or enters bankruptcy. Non-U.S. agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. In general, the less developed a country’s securities markets are, or the more difficult communication is with that location, the greater the likelihood of custody issues arising.
American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) are generally subject to all of the risks that direct investments in foreign securities are.
China and other developing market countries may be subject to considerable degrees of economic, political and social instability. China’s economic health is largely dependent upon exports, and may be dependent upon the economies of other Asian countries. Investments in Chinese and other Asian issuers could be adversely affected by changes in government policies, or trade or political disputes with major trading partners, including the U.S. China’s growing trade surplus with the U.S. has given rise to trade disputes and the imposition of tariffs. The Chinese economy could be adversely affected by supply chain disruptions. An economic slowdown in China could adversely affect economies of other emerging market countries that trade with China, as well as companies operating in those countries.
Sanctions or other government actions against certain countries could negatively impact a portfolio’s investments in securities that have exposure to that country. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets. China and other developing market countries may be subject to considerable degrees of economic, political and social instability. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments designated as related to the Chinese military. These matters could adversely affect China’s economy and the value of Chinese companies, and cause a portfolio to incur losses.
Frontier Markets: Frontier market countries generally have smaller economies, less developed capital markets, less sophisticated legal, regulatory and political systems, and fewer investor protections than emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are generally less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme currency fluctuations, price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors or of governments in frontier markets. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a fund’s shares to decline. An investment in frontier market securities should be considered speculative.
Government Money Market Fund (Transamerica BlackRock Government Money Market VP): The portfolio operates as a “government” money market fund under applicable federal regulations. The portfolio continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the portfolio will be able to maintain a $1.00 share price. The portfolio does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “redemption gates” on portfolio redemptions, as permitted under the applicable regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the portfolio to impose such fees and gates in the future. During periods when interest rates are low or there are negative interest rates, the portfolio’s yield (and total return) also may be low or zero and the portfolio may be unable to maintain positive returns or a stable net asset value of $1.00 per share.
Growth Stocks: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. The values of growth stocks also tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Hedging: A portfolio may buy and sell futures contracts, put and call options, forward contracts, and other instruments as a hedge. Some hedging strategies could hedge a portfolio’s portfolio against price fluctuations. Other hedging strategies would tend to increase a portfolio’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on a portfolio’s foreign investments. A portfolio’s hedging strategies may not work as intended, and the portfolio may be in a less favorable position than if it had not used a hedging instrument.
High-Yield Debt Securities: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or are unrated securities of comparable quality. A portfolio that invests in high-yield debt securities may be subject to greater levels of credit risk, liquidity risk, and market risk than portfolios that do not invest in such securities. High-yield debt securities typically have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered speculative, tend to be volatile and less liquid, and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments, which may result in losses for the portfolio. These securities may be in default or in danger of default as to principal and interest. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high-yield debt holders, leaving few or no assets available to repay high-yield debt holders. This could result in the portfolio losing its entire investment. High-yield securities are not generally meant for short-term investing. Unrated securities of comparable quality share these risks.
Hybrid Instruments: Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. Investing in hybrid instruments involves a combination of risks, including risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a portfolio to leverage risks or carry liquidity risks.
Index Fund (Transamerica MSCI EAFE Index VP and Transamerica S&P 500 Index VP): While the portfolio seeks to track the performance of the portfolio’s underlying index (i.e., achieve a high degree of correlation with the index), the portfolio’s return may not match the return of the index. The portfolio incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the portfolio may not be fully invested at times, generally as a result of cash flows into or out of the portfolio or reserves of cash held by the portfolio to meet redemptions. The portfolio may attempt to replicate the index return by investing in fewer than all of the securities in the index, or in some securities not included in the index, potentially increasing the risk of divergence between the portfolio’s return and that of the index.
Index Tracking (Transamerica 60/40 Allocation VP): While certain underlying portfolios may seek to track the performance of an index (i.e., achieve a high degree of correlation with the applicable index), the returns of any underlying portfolios that seek to track an index may not match the returns of the applicable index.
Industry Concentration: Certain portfolios concentrate their investments in specific industries. Concentration in a particular industry heightens the risks associated with that industry. As a result, a portfolio may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than portfolios investing in a broader range of industries.
Inflation: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a portfolio’s assets can decline as can the value of the portfolio’s distributions.
Inflation-Protected Securities: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. The market for U.S. Treasury inflation-protected securities (“TIPS”) and corporate inflation-protected securities (“CIPS”) may be less developed or liquid, and more volatile, than certain other securities markets. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
Interest Rate: When interest rates rise, the value of fixed-income securities will generally fall. A change in interest rates will not have the same impact on all fixed-income securities. Generally, the longer the maturity or duration of a fixed-income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. A portfolio may not be able to hedge against changes in interest rates, may choose not to do so for cost or other reasons, and even if the portfolio does, the hedge may not work as intended. A significant or rapid rise in rates may result in losses. Changes in interest rates also may affect the liquidity of a portfolio’s investments. When interest rates go down, the income received by a portfolio, and the portfolio’s yield, may decline. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses. The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Similarly, a portfolio with a longer average portfolio duration will generally be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration. By way of example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.
Certain fixed-income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. If the portfolio holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the portfolio’s shares. Some variable and floating rate securities are tied to the London Interbank Offered Rate (“LIBOR”), and thus they also subject the portfolio to “LIBOR” risk.
Interest Rate (Transamerica BlackRock Government Money Market VP): The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rates. The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the portfolio.
Investment Companies: To the extent that a portfolio invests in other investment companies such as closed-end or exchange-traded funds (“ETFs”), it bears its pro rata share of those investment companies’ expenses. Those expenses are in addition to the advisory and other expenses that the portfolio bears directly in connection with its own operations. Further, the portfolio is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.
Investments in the China Interbank Bond Market: A portfolio is subject to additional risks when investing through China’s Bond Connect program (“Bond Connect”), which allows non-Chinese investors to purchase certain fixed-income investments available from the China Interbank Bond Market (“CIBM”). The Chinese investment and banking systems are materially different in nature from many developed markets, which exposes investors to risks that are different from those in the U.S. because Bond Connect uses the trading infrastructure of both Hong Kong and China. If either one or both markets involved are closed on a day a portfolio is open, the portfolio may not be able to add to or exit a position on such a day, which could adversely affect the portfolio’s performance. Securities offered through Bond Connect may lose their eligibility for trading through Bond Connect at any time, and if such an event occurs, a portfolio could sell, but could no longer purchase, such securities through Bond Connect. Investing through Bond Connect also includes the risk that a portfolio may have a limited ability to enforce rights as a bondholder as well as the risks of settlement delays and counterparty default related to the sub-custodian. Securities purchased through Bond Connect generally may not be sold, purchased, or otherwise transferred other than through Bond Connect in accordance with applicable rules.
Bond Connect is relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to Bond Connect (the “Applicable Bond Connect Regulations”) as published or applied by any of the Bond Connect Authorities (as defined below) are relatively untested and are subject to change from time to time. There can be no assurance that Bond Connect will not be restricted, suspended or abolished. If such event occurs, a portfolio’s ability to invest in the CIBM through Bond Connect may be adversely affected, and if the portfolio is unable to adequately access the CIBM through other means, the portfolio’s ability to achieve its investment objective may be adversely affected. “Bond Connect Authorities” refers to the exchanges, trading systems, settlement systems, governmental, regulatory or tax bodies which provide services and/or regulate Bond Connect and activities relating to Bond Connect, including, without limitation, the People’s Bank of China, Hong Kong Monetary Authority (“HKMA”), Hong Kong

Exchanges and Clearing Limited, China Foreign Exchange Trade System & National Interbank Funding Centre, Central Moneymarkets Unit (“CMU”), China Central Depository & Clearing Co., Ltd (“CCDC”), Shanghai Clearing House (“SCH”), and any other regulator, agency or authority with jurisdiction, authority or responsibility in respect of Bond Connect
Under the prevailing Applicable Bond Connect Regulations, eligible foreign investors who wish to participate in Bond Connect may do so through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. A portfolio is therefore subject to the risk of default or errors on the part of such agents.
Trading through Bond Connect is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In the event that the relevant systems fail to function properly, trading through Bond Connect may be disrupted. A portfolio’s ability to trade through Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected. In addition, where a portfolio invests in the CIBM through Bond Connect, it may be subject to risks of delays inherent in the order placing and/or settlement.
A portfolio’s investments through Bond Connect will be held on behalf of the portfolio via a book entry omnibus account in the name of the CMU maintained with a Mainland China-based custodian (either CCDC or SCH). A portfolio’s ownership interest in investments through Bond Connect will not be reflected directly in book entry with CCDC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian. While Bond Connect Authorities have expressly stated that investors will enjoy the rights and interests of the bonds acquired through Bond Connect in accordance with applicable laws, the exercise and the enforcement of beneficial ownership rights over such bonds in the courts in China is yet to be tested. As a result, for example, though the HKMA has stated otherwise in its Frequently Asked Questions relating to Bond Connect, it is possible that in the event that the nominee holder (i.e. the CMU or HKMA) becomes insolvent, such bonds may be deemed to form part of the pool of assets of the nominee holder available for distribution to its creditors thereby subjugating the rights of a portfolio.
With respect to tax treatment, uncertainties in China tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a portfolio.
The Ministry of Finance of the People’s Republic of China (“PRC”) and the State Administration of Taxation of the PRC issued Caishui No. 108 on November 7, 2018, which states that bond interest derived from investment in the China bond market by foreign institutional investors will be temporarily exempt from withholding income tax and value added tax until November 6, 2021. Further, according to the Announcement on Continuation of Corporate Income Tax and Value-added Tax Policies for Overseas Institutions Investing in the Domestic Bond Market Announcement No. 34, 2021, which was jointly made by the Ministry of Finance and the State Taxation Administration on November 22, 2021, the temporary exemption applies to the withholding tax and value added tax on the aforementioned bonds interest will continue during the period from November 7, 2021 to December 31, 2025. If, in the future, China begins applying tax rules regarding the taxation of investment in China bonds by foreign investors, and/or begins collecting withholding and other taxes on interest derived by such investment, a portfolio’s return might be adversely affected.
Large Capitalization Companies: A portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, a portfolio’s value may not rise as much as, or may fall more than, the value of portfolios that focus on companies with smaller market capitalizations.
Large Shareholder: The Transamerica JPMorgan Asset Allocation portfolios designated Conservative, Growth, Moderate Growth, Moderate and International Moderate Growth, and Transamerica 60/40 Allocation VP, Transamerica Goldman Sachs 70/30 Allocation VP and Transamerica BlackRock Tactical Allocation VP, each a separate series of Transamerica Series Trust, are asset allocation funds that invest in certain series of Transamerica Funds and Transamerica Series Trust and may own a significant portion of the shares of an underlying portfolio. Separate accounts of Transamerica insurance companies may also own a substantial portion of a portfolio’s shares. Transactions by a large shareholder may be disruptive to the management of a portfolio. A portfolio may experience large redemptions or investments due to transactions in portfolio shares by a large shareholder. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a portfolio’s performance. In the event of such redemptions or investments, a portfolio could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a portfolio’s brokerage and/or other transaction costs. In addition, when a large shareholder owns a substantial portion of a portfolio’s shares, a large redemption by that shareholder could cause actual expenses to increase, or could result in the portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the portfolio’s expense ratio. Redemptions of portfolio shares could also accelerate the realization of taxable capital gains in a portfolio if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a large shareholder purchases, redeems, or owns a substantial portion of a portfolio’s shares. When possible, TAM and/or the sub-adviser will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful.

Legal and Regulatory: Legal and regulatory changes could occur that may adversely affect a portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect a portfolio. A portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging: To the extent a portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage, your investment may be subject to heightened volatility, risk of loss and costs. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than a portfolio would otherwise have, potentially resulting in the loss of all assets. A portfolio also may have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice that may result in the loss of a substantial amount, and possibly all, of a portfolio’s assets.
New derivatives regulations require a portfolio, to the extent it uses derivatives to a material extent, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of a portfolio to pursue its investment strategies and may not be effective to mitigate a portfolio’s risk of loss from derivatives.
LIBOR: Many financial instruments, financings or other transactions to which a portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In 2017, the United Kingdom Financial Conduct Authority announced that it will no longer encourage nor require banks to submit rates for the calculation of LIBOR after 2021. The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non‑representative of the underlying market. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as Sterling Overnight Indexed Average (“SONIA”) in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. The effect of any changes to, or discontinuation of, LIBOR on a portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Any of these factors may adversely affect a portfolio’s performance or NAV.
Liquidity: A portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, legal or contractual restrictions on resale, or reduced capacity of traditional market participants to make a market in securities. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased volatility. As a general matter, a reduction in the willingness or ability of dealers and other institutional investors to make markets in fixed-income securities may result in even less liquidity in certain markets. Liquidity risk may be magnified in rising interest rate environments. Illiquid investments can be difficult to value. If a portfolio is forced to sell less liquid or illiquid investments to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss (or may not be able to sell at all), and such sale may involve additional costs. In addition, securities, once sold by a portfolio, may not settle for an extended period (for example, several weeks or even longer). The portfolio will not receive its sales proceeds until that time, which may constrain the portfolio’s ability to meet its obligations (including obligations to redeeming shareholders). Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for a portfolio to sell. This may prevent a portfolio from limiting losses. Further, when there is illiquidity in the market for certain investments, a portfolio, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector or asset class. A portfolio is required by law to maintain a liquidity risk management program to assess and manage the portfolio’s liquidity risk. This program is intended to reduce liquidity risk, but may not achieve the desired results. Analyses and judgments made under the program may be incorrect, and changes in market conditions, which may be rapid and unexpected, may adversely affect the program.

Loans: Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, a portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan.
A portfolio may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a portfolio’s liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a portfolio.
Junior loans, which have a lower place in the borrower's capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. Second lien loans are secured by the assets of the issuer. In a typical structure, the claim on collateral and right of payment of second lien loans are junior to those of first-lien loans. Subordinated bridge loans are loans that are intended to provide short-term financing to provide a “bridge” to an asset sale, bond offering, stock offering, or divestiture. Generally, bridge loans are provided by arrangers as part of an overall financing package. Typically, the issuer will agree to increasing interest rates if the loan is not repaid as expected. A subordinated bridge loan is junior to a senior bridge loan in right of payment.
There may be no active trading market for loans. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain a portfolio’s ability to meet its obligations (including obligations to redeeming shareholders).
Certain courts have determined that loans are not securities and, therefore, purchasers such as a portfolio may not be entitled to the anti-fraud protections of the federal securities laws, including the prohibitions on insider trading.
Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. However, in periods of high demand by lenders like a portfolio for loan investments, borrowers may limit these covenants and weaken a lender’s ability to access collateral securing the loan; reprice the credit risk associated with the borrower; and mitigate potential loss. A portfolio may experience greater losses or delays and expenses in enforcing its rights with respect to loans with fewer restrictive covenants.
Managed Risk Strategy: Certain portfolios employ a managed risk strategy. The strategy attempts to stabilize the volatility of the portfolios around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance. The strategy may limit the portfolios’ ability to participate in up markets, may increase transaction costs at the portfolios and/or underlying ETF or underlying portfolios level and may result in substantial losses if it does not work as intended. For example, if the portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the portfolio’s equity exposure, causing the portfolio to forgo gains from the market rebound. The strategy may fail to protect against market declines. Managing the portfolios pursuant to the strategy may result in the portfolios not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. A portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Management: The value of your investment in a portfolio may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results. For example, the value of your investment in a portfolio may go down if its investment manager’s or sub-adviser's judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. A portfolio may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by its investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. A portfolio’s investment strategies may not work as intended or may otherwise fail to produce the desired results. In addition, a portfolio’s investment strategies or policies may change from time to time. Legislative, regulatory or tax developments may also affect the investment techniques available to an investment manager or sub-adviser in connection with managing a portfolio. Those changes and developments may not lead to the results intended by the investment manager or sub-adviser and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause a portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Market: The market prices of a portfolio’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the portfolio’s securities and assets fall, the value of your investment will go down. A portfolio may experience a substantial or complete loss on any individual security or asset.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not a portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a portfolio’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including a portfolio’s securities.
Recent Market Events
Although its effects have begun to dissipate, the COVID-19 pandemic resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, reduced liquidity of many instruments. The COVID-19 pandemic also caused significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic; and widespread uncertainty regarding the duration and long-term effects of the pandemic.
Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The duration, extent and repercussions of Russia’s military actions are not yet fully known and may not be for some time. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not a portfolio invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of a portfolio’s investments.
Rates of inflation have recently risen. Inflation has affected the global economy and global financial markets. Inflation occurs when prices increase and the purchasing power of money decreases. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a portfolio’s assets can decline as can the value of a portfolio’s distributions. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Governments around the world, including the U.S. government, have taken steps designed to manage inflation, including raising interest rates, and interest rates may remain elevated or may rise further.
Medium Capitalization Companies: Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Model and Data: Certain sub-advisers may utilize quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging a portfolio's investments.

If Models and Data prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose a portfolio to additional risks. For example, by utilizing Models or Data, a sub-adviser may buy certain investments at prices that are priced too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. A portfolio bears the risk that Models or Data used by its sub-adviser will not be successful in determining the size, direction, and/or weighting of investment positions that will enable the portfolio to achieve its investment objective.
Models can be predictive in nature. The use of predictive Models has inherent risks. For example, such Models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such Models may produce unexpected results, which can result in losses for a portfolio. Furthermore, the success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data.
Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. To address these issues, a sub-adviser evaluates the performance of the Models utilized, including Model prices and outputs versus recent transactions or similar securities, and as a result, such Models may be modified from time to time. There also can be no assurance that the use of Models will result in effective investment decisions for a portfolio.
Money Market Funds: An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although many money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in such money market funds. Certain other money market funds float their net asset value. An investment in a money market fund is not guaranteed and it is possible for a portfolio to lose money by investing in money market funds.
Mortgage-Related and Asset-Backed Securities: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the portfolio’s net asset value. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae (formally known as Federal National Mortgage Association) or Freddie Mac (formally known as Federal Home Loan Mortgage Corporation) or by agencies of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.
The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. For mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful.
Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, a portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Municipal Securities: Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, housing, water or sewer and utilities, issuers often depend on revenues from those projects to make principal and interest payments.

Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities and can also have an adverse effect on the broader municipal securities market. To the extent a portfolio invests significantly in a single state, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, such as health care, the portfolio will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.
The rate of interest paid on municipal securities normally is lower than the rate of interest paid on fully taxable securities. Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.
The municipal market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening.
To the extent that a portfolio invests in municipal securities whose issuers are located in a single state, such as California, the portfolio will be more susceptible to economic, political and other developments that may adversely affect issuers in that state than are portfolios whose portfolios are more geographically diverse. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the state or one or more local governments, the effects of terrorist acts or the threat of terrorist acts, the effects of possible natural disasters, or other economic or credit problems affecting the state generally or any individual locality. The major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development, are all adversely affected by the recent economic recession. Unfavorable developments in any economic sector may adversely affect a particular state’s overall municipal market. Historically, California’s economy has been more volatile than that of the nation as a whole. Although California has a relatively diversified economy, California has concentrations in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction, government and services.
Investment in municipal securities of issuers in U.S. territories may have more risks than in tax-exempt securities issued by other issuers. Municipal securities issued by the Commonwealth of Puerto Rico or its agencies carry substantial risks. From 2017-2022, the Commonwealth, its Sales Tax Financing Corporation, Highways and Transportation Authority, Employees’ Retirement System, Public Buildings Authority, and Aqueduct and Sewer Authority, were subject to the equivalent of municipal bankruptcy proceedings, known as “PROMESA” cases. During those proceedings, these municipal entities were unable to issue new municipal securities or repay existing municipal debt. At this time, Puerto Rico’s Electric Power Authority (“PREPA”) remains in such proceedings and subject to such restrictions. Moreover, the validity of PREPA’s debt instruments (and thus whether the holders are entitled to any recovery at all) has been called into question and may be litigated as part of its PROMESA case. PROMESA is a novel federal law and many of its provisions have been disputed. Those agencies of the Commonwealth that are not currently debtors in PROMESA proceedings at this time may enter such proceedings in the future and, in any event, can be expected to be subject to many of the same stressors that caused the proceedings mentioned above. For these and other reasons, the timing and rate of recovery on municipal securities that have been or will be issued by the Commonwealth of Puerto Rico or any of its agencies are highly unpredictable.
Natural Resource-Related Securities: Securities of companies involved with natural resources may be subject to significant price fluctuations, reflecting the volatility of energy and basic materials’ prices, possible instability of supply and changes in demand or inflation. In addition, some companies may be subject to the risks generally associated with extraction of natural resources and the risks of the hazards associated with natural resources.
Non-Diversification: As a “non-diversified” portfolio, a portfolio may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent a portfolio invests its assets in a smaller number of issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence or other negative events affecting those issuers than a diversified portfolio.
Operational: Your ability to transact with a portfolio or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology (including as a result of cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect a portfolio or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A portfolio and its shareholders could be negatively impacted as a result.
Passive Investment (Transamerica 60/40 Allocation VP): Because the sub-adviser of an underlying portfolio seeking to track an index does not select individual companies in the index that the underlying portfolio tracks, the underlying portfolio may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.
Passive Strategy/Index (Transamerica MSCI EAFE Index VP and Transamerica S&P 500 Index VP): The portfolio is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of its underlying index or of the actual securities comprising its underlying index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the portfolio’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the portfolio’s underlying index will affect the performance, volatility, and risk of the underlying index and, consequently, the performance, volatility, and risk of the portfolio.
Precious Metals-Related Securities: Investments in precious metals-related securities are considered speculative and are affected by a variety of worldwide economic, financial, social and political factors. Prices of precious metals and of precious metals-related securities historically have been very volatile. The high volatility of precious metals prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed-income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.
Prepayment or Call: Many fixed-income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a portfolio holds a fixed-income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed-income securities generally experience when interest rates fall. Upon prepayment of the security, a portfolio would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. This may adversely affect a portfolio’s net asset value. In addition, if a portfolio purchases a fixed-income security at a premium (at a price that exceeds its stated par or principal value), the portfolio may lose the amount of the premium paid in the event of prepayment.
Privately Placed and Other Restricted Securities: Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a portfolio prefers. Restricted Securities include securities eligible for resale pursuant to Rule 144A, and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States pursuant to Regulation S. Restricted securities also include private placements of securities with agreed upon contractual restrictions on the resale of such securities that are in addition to applicable legal restrictions.
Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale. Restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility. Also, a portfolio may get only limited information about the issuer of a given restricted security, and therefore may be less able to predict a loss. Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses.
An insufficient number of eligible buyers interested in purchasing restricted securities held by a portfolio could adversely affect the marketability of such securities and a portfolio might be unable to dispose of such securities promptly or at reasonable prices. For this reason, restricted securities may adversely affect a portfolio’s overall liquidity if eligible buyers are or become uninterested in buying them at a particular time.
Restricted securities may not be listed on an exchange and may have no active trading market. A portfolio may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. A portfolio may incur additional expense when disposing of restricted securities, including all or a portion of the cost to register the securities for resale, and other transaction costs which may be higher for restricted securities than unrestricted securities.

Real Estate Securities: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include, without limitation:
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declining real estate value
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risks relating to general and local economic conditions
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over-building
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increased competition for assets in local and regional markets
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increases in property taxes
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increases in operating expenses or interest rates
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change in neighborhood value or the appeal of properties to tenants
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insufficient levels of occupancy
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inadequate rents to cover operating expenses
The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including zoning, environmental, and tax laws) and social and economic trends.
If the portfolio’s real estate-related investments are concentrated in one geographic area or one property type, the portfolio will also be subject to the risks associated with that one area or property type. The value of the portfolio’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.
Redemption: A portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. In that event, the value of your investment in the portfolio would go down. If a portfolio is required to liquidate assets to accommodate redemptions, the liquidation could accelerate the recognition of capital gains by the portfolio, and any capital gains recognized by the portfolio generally need to be distributed to shareholders in order to avoid portfolio-level taxation. The non-redeeming shareholders could receive a disproportionate amount of those taxable distributions, even though the capital gains were recognized as a result of the redeeming shareholders. Redemption risk is greater to the extent that a portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a portfolio could hurt performance and/or cause the remaining shareholders in the portfolio to lose money. Further, a portfolio’s redemption risk is increased if one decision maker has control of portfolio shares owned by separate portfolio shareholders, including clients or affiliates of the investment manager and/or sub-adviser.
Redemption (Transamerica BlackRock Government Money Market VP): The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio. In addition, the portfolio may suspend redemptions when permitted by applicable regulations.
Regulatory: In recent years, the U.S. government adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as margin, reporting and registration requirements. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. The Dodd-Frank Wall Street Reform Act (the “Reform Act”) substantially increased regulation of the over-the-counter (“OTC”) derivatives market and participants in that market, including imposing clearing and reporting requirements on transactions involving instruments that fall within the Reform Act’s definition of “swap” and “security-based swap,” which terms generally include OTC derivatives, and imposing registration and potential substantive requirements on certain swap and security-based swap market participants. In addition, under the Reform Act, a portfolio may be subject to additional recordkeeping and reporting requirements. New Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as a portfolio, and set limits on a portfolio’s investments in derivatives. New Rule 12d1-4 under the 1940 Act provides an enhanced regulatory framework applicable to fund of fund arrangements. New Rule 2a-5 under the 1940 Act establishes an updated regulatory framework for registered investment company valuation practices. The ultimate impact of the new rules remains unclear. Legislation or regulation may also change the way in which a portfolio itself is regulated. The impact of any new governmental regulation that may be implemented on the ability of a portfolio to use swaps or any other financial derivative product is not known at this time, and there can be no assurance that any new government regulation will not adversely affect the portfolio’s ability to achieve its investment objective.
REITs: Investing in real estate investment trusts (“REITs”) involves unique risks. When a portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, a portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements. A failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs, or changes in the treatment of U.S. REITs under U.S. federal tax law, could adversely affect the value of a particular U.S. REIT or the market for U.S. REITs as a whole.
Repurchase Agreements: In a repurchase agreement, a portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price, which is typically higher than the purchase price paid by the portfolio. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Reverse Repurchase Agreements: Reverse repurchase agreements, in which a portfolio transfers securities to a counterparty in return for cash and agrees to repurchase the securities at a later date for a higher price, are a form of leverage, may make the portfolio’s share price more volatile, and may increase the risks and costs of investing in a portfolio. A portfolio may be required to liquidate positions when it may not be advantageous to do so in order to satisfy its repurchase obligations, and its use of reverse repurchase agreements may be limited by applicable regulation.
Risk Management Framework: Certain portfolios are subject to a multi-factor risk management framework that is intended to reduce equity exposure under certain market conditions. This framework may impose a maximum equity exposure limit for the portfolio in response to individual asset class momentum signals and a portfolio level volatility signal. The framework is intended to improve the portfolio’s absolute and risk-adjusted returns but may not work as intended. The framework may result in the portfolio not achieving its stated asset mix goal or may cause the portfolio to underperform, possibly significantly. Because market conditions change, sometimes rapidly and unpredictably, the success of the framework also will be subject to the sub-adviser’s ability to implement the framework in a timely and efficient manner. The framework may limit the portfolio’s ability to participate in up markets, may increase transaction costs at the portfolio and/or underlying portfolio level and may result in substantial losses if it does not work as intended. For example, if the portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the portfolio’s equity exposure, causing the portfolio to forgo gains from the market rebound. The framework may fail to protect against market declines. The framework incorporates quantitative models and signals. If those models or signals prove to be flawed or for other reasons do not produce the desired results, any decisions made in reliance thereon may expose the portfolio to additional risks and losses. The use of models has inherent risks, and the success of relying on or otherwise using a model depends, among other things, on the accuracy and completeness of the model’s development, implementation and maintenance; on the model’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the model. The framework also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The framework also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a risk management framework. The use of derivatives in connection with the framework may expose the portfolio to different and potentially greater risks than if it had only invested in underlying portfolios.
Securities Lending: Each portfolio, except as noted below, may lend securities to other financial institutions that provide cash or U.S. government or agency securities as collateral. When a portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the cash or non-cash collateral falls, including the value of investments made with cash collateral.
Transamerica BlackRock Government Money Market VP does not participate in securities lending.
Short Positions: Certain portfolios may enter into derivatives transactions that have a similar economic effect as short sales such as taking short positions in futures contracts. A portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Short Sales: A short sale may be effected by selling a security that a portfolio does not own. In order to deliver the security to the purchaser, a portfolio borrows the security, typically from a broker-dealer or an institutional investor. A portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, a portfolio would incur a loss; conversely, if the price declines, a portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. A portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a portfolio held only long positions. A portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing. A portfolio may also take a short position in a derivative instrument, such as a forward, future or swap.
A short sale may also be effected “against the box” if, at all times when the short position is open, a portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that a portfolio were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, a portfolio would forego the potential realization of the increased value of the shares sold short.
Small and Medium Capitalization Companies: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Smaller capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Small Capitalization Companies: Investing in small capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses. Small capitalization companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
Smart Beta Investing: Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. An underlying ETF pursuing a smart beta strategy may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.
Sovereign Debt: Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, the debt may be restructured, or it may ask for forgiveness of interest or principal on its existing debt. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There is no established legal process for a U.S. bondholder (such as a portfolio) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Certain countries in Europe currently have large sovereign debts and/or fiscal deficits which has led to significant uncertainties in the market as to whether or not the governments of those countries will be able pay in full and on time the amounts due in respect of those debts.
Strategies and Styles: Investment strategies and styles with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other funds that employ a different strategy or style. A portfolio may employ a combination of strategies and/or styles that impact its risk characteristics.
Structure Conflicts: TAM has established an investment program whereby a substantial portion of the assets of certain portfolios are invested in underlying Transamerica funds. TAM has an incentive to include Transamerica funds as underlying investment options for these assets, even if unaffiliated funds or ETFs have better investment performance or lower total expenses. For these portfolios, TAM does not consider unaffiliated funds as underlying investment options for portfolio assets.

Structured Instruments: A portfolio may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed-interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments may be less liquid and therefore more difficult to value accurately than more traditional securities and instruments. Structured instruments may behave in ways not anticipated by a portfolio, or they may not receive the tax, accounting or regulatory treatment anticipated by a portfolio.
Subsidiary: Certain portfolios invest (directly, or through an underlying portfolio, indirectly) in an entity organized under the laws of the Cayman Islands (a “Cayman Entity”). By investing in a Cayman Entity, a portfolio will be indirectly exposed to the risks associated with the Cayman Entity’s investments. The derivatives and other investments that will be held by a Cayman Entity are generally similar to those that are permitted to be held by the portfolio, or in the case of an indirect investment, the applicable underlying portfolio, and will be subject to the same risks that apply to similar investments if held directly by the underlying portfolio. There can be no assurance that the investment objectives of a Cayman Entity will be achieved. A Cayman Entity is generally not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to the investor protections of the Investment Company Act. Certain regulated investment companies received private letter rulings from the IRS with respect to their investments in Cayman Entities. The IRS is no longer issuing private letter rulings on structures of this kind. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a portfolio, an underlying portfolio and/or a Cayman Entity to operate as anticipated and could adversely affect the portfolio.
Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations  (Transamerica Aegon Bond VP, Transamerica Aegon Core Bond VP, Transamerica Aegon High Yield Bond VP, Transamerica BlackRock Real Estate Securities VP, Transamerica JPMorgan Enhanced Index VP, Transamerica JPMorgan Mid Cap Value VP, Transamerica JPMorgan Tactical Allocation VP, Transamerica Morgan Stanley Capital Growth VP and Transamerica Multi-Managed Balanced VP): For certain portfolios, the sub-adviser considers sustainability and/or ESG factors that it deems relevant, along with other factors and analysis, when sub-advising the portfolio. This usage of sustainability and/or ESG factors or criteria is sometimes referred to as “ESG integration.” A sub-adviser may consider sustainability and/or ESG factors on a meaningful portion of the portfolio’s investments. A sub-adviser may give little or no weight to sustainability and/or ESG factors for certain investments, and not every sustainability and/or ESG factor may be identified or evaluated for every investment. Consideration of sustainability and/or ESG factors is not determinative in a sub-adviser’s investment process, and the sub-adviser may conclude that other attributes of an investment outweigh sustainability and/or ESG considerations when making investment decisions. Applying sustainability and/or ESG factors as part of a portfolio’s security selection process may impact a sub-adviser’s investment decisions. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across investment advisers (including sub-advisers) and third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries and sectors. The application of these factors could negatively impact a portfolio’s performance. Sustainability and ESG information from issuers and from third party data providers may be incomplete, delayed, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability or ESG characteristics. Regulation of sustainability and ESG investing in the U.S. and abroad is evolving. Regulatory changes with respect to ESG integration could impact a sub-adviser’s ability to consider sustainability and/or ESG criteria as part of its investment process.
Sustainability Investing (Transamerica Aegon Sustainable Equity Income VP): Applying sustainability criteria to a sub-adviser’s investment analysis for a portfolio may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, applicable portfolios may forgo some investment opportunities available to funds that do not apply sustainability investing principals or that apply different sustainability criteria. Applying sustainability criteria may impact a portfolio’s exposure to risks associated with certain issuers, asset classes, industries and sectors, which may impact the portfolio’s investment performance. The relevance and weightings of sustainability criteria to a sub-adviser’s investment process may vary significantly across issuers, asset classes, industries and sectors. Securities of companies meeting a sub-adviser’s sustainability criteria at the time of investment may shift into and out of favor depending on market and economic conditions, and a company’s sustainability practices, or the sub-adviser’s assessment of such practices, may change over time. A portfolio’s performance may at times be better or worse than the performance of similar funds that do not utilize sustainability investing principals or that apply different sustainability criteria. “Sustainability” is not a uniformly defined characteristic and applying sustainability criteria involves subjective assessments. There may be significant differences in views in what constitutes positive or negative sustainability characteristics of a company. A sub-adviser’s sustainability assessment of a company may differ from that of other funds or investors. A portfolio’s investments may include securities of issuers that derive revenue from non-sustainable activities. Sustainability ratings and assessments of issuers can vary across third party data providers, and sustainability data may be incomplete, delayed, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability characteristics. Data inputs may include information self-reported by companies or from third party data providers. Regulation of sustainability investing in the U.S. and abroad is evolving. Regulatory change regarding the definition and/or use of sustainability criteria could have a material adverse effect on a portfolio’s ability to invest in accordance with its sustainability strategy.
Tactical and Strategic Asset Allocation: Certain portfolios may utilize a tactical asset allocation strategy, which involves making short-term adjustments to a portfolio's asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. Strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which may result in higher transaction costs. These strategies may not work as intended. A portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.
Tactical Asset Allocation: Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. A portfolio’s tactical asset management discipline may not work as intended. A portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). This strategy may not work as intended. The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities. The management process might also result in a portfolio having exposure to asset classes, countries or regions, or industries or groups of industries that underperform other management styles. In addition, a portfolio’s risk profile with respect to particular asset classes, countries and regions, and industries may change at any time based on the sub-adviser’s allocation decisions.
Tax: In order to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), a portfolio must meet certain requirements regarding the composition of its income, the diversification of its assets, and the amounts of its distributions. In particular, a portfolio must generally diversify its holdings so that, at the end of each quarter of each taxable year, at least 50% of the value of the portfolio’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the portfolio’s total assets and to not more than 10% of the outstanding voting securities of such issuer. If a portfolio were to fail to meet any of these requirements, the portfolio might not be eligible for treatment as a RIC, in which case it would be subject to federal income tax on its net income at the applicable corporate rate (without reduction for distributions to shareholders). The portfolio may be able to preserve its RIC qualification by meeting certain conditions, in which case it may be subject to certain additional taxes.
Any income a portfolio derives from investments in certain hard asset ETFs, such as certain commodity ETFs, and from other non-qualifying sources must be limited to a maximum of 10% of the portfolio’s gross income. If a portfolio fails to meet the 10% requirement, the portfolio may be subject to the federal income tax consequences described in the preceding paragraph. A portfolio may invest no more than 25% of its total assets in the securities of entities treated as qualified publicly traded partnerships for federal income tax purposes. If a portfolio fails to meet the 25% requirement, the portfolio may be subject to the federal income tax consequences described in the preceding paragraph.
Tax (Commodity Exposure) (Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP and Transamerica Morgan Stanley Global Allocation VP): Certain portfolios (directly, or through one or more underlying portfolios, indirectly) may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through the underlying portfolio’s investments in a subsidiary. The tax treatment of commodity-linked notes, other commodity-linked derivatives and a portfolio’s investments in a subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of a portfolio’s taxable income or gains and of distributions made by a portfolio.
To Be Announced (TBA) Transactions: Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by a portfolio may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing a portfolio to further losses. Whether or not a portfolio takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
Tracking Error (Transamerica S&P 500 Index VP): Imperfect correlation between the underlying portfolio securities held by a portfolio and those in the index that the portfolio tracks, portfolio fees and expenses, maintenance of cash balances to meet redemption requests, rounding of prices and changes to an index and regulatory policies may cause tracking error, which is the divergence of a portfolio's performance from that of a portfolio's benchmark index.

Underlying Exchange-Traded Funds: To the extent a portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects a portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which a portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of a portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that a portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and a portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of a portfolio's shares could also be substantially and adversely affected.
Underlying Government Money Market Funds (Transamerica BlackRock Government Money Market VP): The portfolio may invest in other government money market funds. Each of the underlying government money market funds in which the portfolio may invest has its own investment risks. There can be no assurance that the investment objective of any underlying government money market fund will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying government money market funds in which it invests.
Underlying Portfolios: When a portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects a portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which a portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that a portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests.
U.S. Government and Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.
Valuation: Many factors may influence the price at which a portfolio could sell any particular portfolio investment. The sales price may well differ — higher or lower — from a portfolio's last valuation, and such differences could be significant, particularly for illiquid securities, securities priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, securities that trade in relatively thin or volatile markets, or securities that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. If market conditions make it difficult to value some investments, a portfolio may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem portfolio shares on days when a portfolio is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the portfolio had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a portfolio determines its net asset value. A portfolio’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.

Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, undervaluation may become more severe, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity portfolios that use different investing styles. A portfolio may also underperform other equity portfolios using the value style. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Volatility Target: Certain portfolios utilize an investment strategy that focuses on the management of portfolio volatility. There can be no assurance that the portfolio will meet its annualized volatility target. The annualized volatility target is intended to reduce the overall risk of investing in the portfolio but may not work as intended, may result in periods of underperformance, may limit the portfolio’s ability to participate in up markets and may increase transaction costs. The annualized volatility target also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The annualized volatility target also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not managed to an annualized volatility target.
Warrants and Rights: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. If the warrant or right is not exercised before the expiration date, it generally expires without any value and the portfolio will lose any amount it paid for the warrant or right.
Yield: The amount of income received by the portfolio will go up or down depending on day-to-day variations in short-term interest rates, and the portfolio’s expenses could absorb all or a significant portion of the portfolio’s income. If interest rates increase, the portfolio’s yield may not increase proportionately.
Yield (Transamerica BlackRock Government Money Market VP): As a money market portfolio, the portfolio invests in short-term money market instruments. As a result, the amount of income received by the portfolio will go up or down depending on variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. The portfolio's expenses could absorb all or a significant portion of the portfolio's income, and, if the portfolio's expenses exceed the portfolio's income, the portfolio that seeks to maintain a stable net asset value (typically, $1.00 per share) may be unable to maintain its $1.00 share price. If interest rates increase, the portfolio's yield may not increase proportionately. For example, TAM may discontinue any temporary voluntary fee limitation or recoup expenses previously forgone and/or reimbursed. A money market fund is also required to maintain liquidity levels based on the characteristics and anticipated liquidity needs of its shareholders and a fund with greater liquidity needs may have a lower yield than money market funds with a different shareholder base. The portfolio may hold cash uninvested and, if so, will not earn income on those assets.
Zero Coupon Bonds: Zero coupon bonds pay no interest during the life of the obligation but are issued and trade at prices below their stated maturity value. While interest payments are not made on such bonds, holders of such bonds are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically particularly during periods of changing market interest rates.
The following provides additional information regarding the risks of investing in Transamerica ProFund UltraBear VP:
Correlation and Compounding: A number of factors may affect the portfolio’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the portfolio will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the portfolio from achieving its investment objective. The risk of the portfolio not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the portfolio has a single day investment objective, the portfolio’s performance for periods greater than one day is likely to be either better or worse than the inverse of the index performance times the stated multiple in the portfolio objective, before accounting for fees and fund expenses.
Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than two times the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.
Equity and Market: The equity markets are volatile, and the value of securities, swaps, futures and other instruments related to the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the portfolio to decrease over short or long periods of time. As a portfolio seeking investment results that correspond to two times the inverse (-2x) of the Index, the portfolio’s performance will generally decrease when market conditions cause the level of the Index to rise.

Index Performance: The portfolio is linked to a benchmark maintained by a third party provider that is unaffiliated with the portfolio. There can be no guarantee or assurance that the methodology used by the third party provider to create the benchmark will result in the portfolio achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying the benchmark or the daily calculation of the benchmark will be free from error. It is also possible that the value of the benchmark or its underlying reference assets (i.e., the constituent securities of the benchmark) may be subject to intentional manipulation by third-party market participants. The particular benchmark used by the portfolio may underperform other asset classes and may underperform other indices or benchmarks based upon the same underlying reference assets. Each of these factors could have a negative impact on the performance of the portfolio.
Inverse Correlation: Shareholders will lose money when the Index rises — a result that is the opposite from traditional funds.
Leveraging: The portfolio obtains investment exposure in excess of its assets in seeking to achieve its investment objective — a form of leverage — and will lose more money in market environments adverse to its daily objective than a similar fund that does not employ such leverage. The use of leverage could result in the total loss of an investor’s investment. For example, because the portfolio includes a multiplier of two times the inverse (-2x) of the Index, a single day movement in the Index approaching 50% at any point in the day could result in the total loss of an investor’s investment if that movement is contrary to the investment objective of the portfolio, even if the Index subsequently moves in an opposite direction, eliminating all or a portion of the earlier movement. This would be the case with any such single day movements in the Index, even if the Index maintains a level greater than zero at all times.
Portfolio Turnover: The portfolio may incur high portfolio turnover to manage the portfolio’s investment exposure. Also, active trading of the portfolio’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the portfolio. The portfolio’s portfolio turnover rate may vary from year to year, as well as within a year.
Short Sale Exposure: The portfolio may seek short exposure through financial instruments which would cause the portfolio to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may adversely impact the portfolio’s return, result in a loss, have the effect of limiting the portfolio’s ability to obtain short exposure through financial instruments, or require the portfolio to seek short exposure through alternative investment strategies that may be less desirable or may be costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the portfolio may be unable to meet its investment objective (e.g., due to a lack of a counterparty or counterparties). Obtaining short exposure through these instruments may be considered an aggressive investment technique.
Please note that there are other factors that could adversely affect your investment in a portfolio and that could prevent the portfolio from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Shareholder Information

Management of Transamerica Series Trust
The Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Series Trust. It oversees the operation of Transamerica Series Trust by its officers. It also reviews the management of each portfolio’s assets by the investment manager and any sub-adviser(s). Information about the Trustees and executive officers of Transamerica Series Trust is contained in the SAI.
Investment Manager
Transamerica Asset Management, Inc. (“TAM”), located at 1801 California Street, Suite 5200, Denver, CO 80202, serves as investment manager for Transamerica Series Trust. TAM provides continuous and regular investment management services to the portfolios. TAM is responsible for all aspects of the day-to-day management of Transamerica 60/40 Allocation VP. For each of the  other portfolios, TAM currently acts as a “manager of managers” and hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with each portfolio’s sub-adviser. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of sub-advisers, daily monitoring of the sub-advisers’ buying and selling of securities for the portfolios and regular review and evaluation of sub-adviser performance and adherence to investment style and process. TAM’s management services include, among other things, the provision of supervisory, compliance and administrative services to each portfolio. More information on the investment management services rendered by TAM is included in the SAI. TAM is paid investment management fees for its service as investment manager to each portfolio. These fees are calculated on the average daily net assets of each portfolio.
TAM has been a registered investment adviser since 1996. As of December 31, 2022, TAM has approximately $62.9 billion in total assets under management. TAM is also registered as a commodity pool operator under the Commodity Exchange Act with respect to Transamerica ProFund UltraBear VP, Transamerica American Funds Managed Risk VP and Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP. The remaining portfolios are operated by TAM pursuant to an exclusion from registration as a commodity pool operator under the Commodity Exchange Act.
TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.
Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract.
TAM acts as a manager of managers for the portfolios pursuant to an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) (Release IC- 23379 dated August 5, 1998). TAM has responsibility, subject to oversight by the Board of Trustees, to, among other matters, oversee and monitor sub-advisers, recommend selection of sub-advisers and recommend changes to sub-advisers where it believes appropriate or advisable. The exemptive order permits TAM, subject to certain conditions including the approval of the Board of Trustees, but without the approval of the applicable portfolio’s shareholders, to:
(1)
employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;
(2)
materially change the terms of any sub-advisory agreement; and
(3)
continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.
Pursuant to the exemptive order, each portfolio has agreed to provide certain information about new sub-advisers and new sub-advisory agreements to its shareholders.
Management Fees Paid for the Fiscal Year Ended December 31, 2022
For the fiscal year ended December 31, 2022, each portfolio paid the following management fee as a percentage of its average daily net assets:

Name of Fund	Management Fees (after waivers/expense reimbursements and recapture)
Transamerica 60/40 Allocation VP	0.12%
Transamerica Aegon Bond VP	0.62%
Transamerica Aegon Core Bond VP	0.45%
Transamerica Aegon High Yield Bond VP	0.55%
Transamerica Aegon Sustainable Equity Income VP	0.65%
Transamerica Aegon U.S. Government Securities VP	0.55%
Transamerica American Funds Managed Risk VP	0.53%
Transamerica BlackRock Government Money Market VP	0.20%
Transamerica BlackRock iShares Active Asset Allocation – Conservative VP	0.45%
Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP	0.45%
Transamerica BlackRock iShares Active Asset Allocation – Moderate VP	0.44%
Transamerica BlackRock iShares Dynamic Allocation – Balanced VP	0.44%
Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP	0.45%
Transamerica BlackRock iShares Edge 40 VP	0.25%
Transamerica BlackRock iShares Edge 50 VP	0.25%
Transamerica BlackRock iShares Edge 75 VP	0.25%
Transamerica BlackRock iShares Edge 100 VP	0.25%
Transamerica BlackRock Real Estate Securities VP	0.74%
Transamerica BlackRock Tactical Allocation VP	0.13%
Transamerica Goldman Sachs 70/30 Allocation VP	0.00%
Transamerica Goldman Sachs Managed Risk – Balanced ETF VP	0.30%
Transamerica Goldman Sachs Managed Risk – Conservative ETF VP	0.31%
Transamerica Goldman Sachs Managed Risk – Growth ETF VP	0.30%
Transamerica Great Lakes Advisors Large Cap Value VP	0.59%
Transamerica International Focus VP	0.77%
Transamerica Janus Balanced VP	0.71%
Transamerica Janus Mid-Cap Growth VP	0.79%
Transamerica JPMorgan Asset Allocation - Conservative VP	0.12%
Transamerica JPMorgan Asset Allocation - Growth VP	0.12%
Transamerica JPMorgan Asset Allocation - Moderate Growth VP	0.12%
Transamerica JPMorgan Asset Allocation - Moderate VP	0.12%
Transamerica JPMorgan Enhanced Index VP	0.59%
Transamerica JPMorgan International Moderate Growth VP	0.12%
Transamerica JPMorgan Mid Cap Value VP	0.84%
Transamerica JPMorgan Tactical Allocation VP	0.71%
Transamerica Madison Diversified Income VP	0.73%
Transamerica Market Participation Strategy VP	0.68%
Transamerica Morgan Stanley Capital Growth VP	0.73%
Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP	0.17%
Transamerica Morgan Stanley Global Allocation VP	0.65%
Transamerica MSCI EAFE Index VP	0.00%
Transamerica Multi-Managed Balanced VP	0.58%
Transamerica PIMCO Tactical - Balanced VP	0.81%
Transamerica PIMCO Tactical - Conservative VP	0.79%
Transamerica PIMCO Tactical - Growth VP	0.82%
Transamerica PineBridge Inflation Opportunities VP	0.49%
Transamerica ProFund UltraBear VP	0.84%
Transamerica S&P 500 Index VP	0.09%
Transamerica Small/Mid Cap Value VP	0.78%

Name of Fund	Management Fees (after waivers/expense reimbursements and recapture)
Transamerica T. Rowe Price Small Cap VP	0.78%
Transamerica TS&W International Equity VP	0.77%
Transamerica WMC US Growth VP	0.62%
Recent Management Fee Changes
Transamerica Aegon Bond VP: Effective November 1, 2022, the management fee is 0.51% of the first $500 million; 0.49% over $500 million up to $1 billion; 0.48% over $1 billion up to $1.5 billion; and 0.475% in excess of $1.5 billion in average daily net assets. Prior to November 1, 2022, the management fee was 0.68% of the first $250 million; 0.67% over $250 million up to $500 million; 0.66% over $500 million up to $750 million; 0.63% over $750 million up to $1 billion; 0.60% over $1 billion up to $3 billion; and 0.57% in excess of $3 billion in average daily net assets.
Transamerica Aegon Core Bond VP: Effective November 1, 2022, the management fee is 0.42% of the first $1 billion; 0.38% over $1 billion up to $2 billion; 0.365% over $2 billion up to $3.5 billion; 0.36% over $3.5 billion up to $5 billion; and 0.355% in excess of $5 billion in average daily net assets. Prior to November 1, 2022, the management fee was 0.45% of the first $750 million; 0.39% over $750 million up to $1 billion; 0.375% over $1 billion up to $1.5 billion; 0.37% over $1.5 billion up to $3 billion; and 0.365% in excess of $3 billion in average daily net assets.
Transamerica Goldman Sachs 70/30 Allocation VP: Effective November 1, 2022, the management fee is 0.104% of the first $1 billion; 0.0975% over $1 billion up to $3 billion; 0.0925% over $3 billion up to $5 billion; 0.085% over $5 billion up to $7 billion; 0.080% over $7 billion up to $9 billion; and 0.0725% in excess of $9 billion in average daily net assets. Prior to November 1, 2022, the management fee was 0.104% of the first $1 billion; 0.0975% over $1 billion up to $3 billion; 0.0925% over $3 billion up to $5 billion; 0.085% over $5 billion up to $7 billion; and 0.080% over $7 billion in average daily net assets.
Transamerica Goldman Sachs Managed Risk – Balanced ETF VP
Transamerica Goldman Sachs Managed Risk – Conservative ETF VP
Transamerica Goldman Sachs Managed Risk – Growth ETF VP
Effective November 1, 2022, the management fee of each portfolio is 0.34% of the first $50 million; 0.32% over $50 million up to $250 million; 0.30% over $250 million up to $5 billion; 0.29% over $5 billion up to $7 billion; 0.2875% over $7 billion up to $9 billion; and 0.28% in excess of $9 billion in average daily net assets. Prior to November 1, 2022, the management fee was 0.34% of the first $50 million; 0.32% over $50 million up to $250 million; and 0.30% in excess of $250 million in average daily net assets.
Transamerica Janus Balanced VP: Effective August 1, 2022, the management fee is 0.735% of the first $250 million; 0.705% over $250 million up to $500 million; 0.65% over $500 million up to $1 billion; and 0.63% in excess of $1 billion in average daily net assets. Prior to August 1, 2022, the management fee was 0.76% of the first $250 million; 0.73% over $250 million up to $500 million; 0.705% over $500 million up to $1 billion; 0.68% over $1 billion up to $1.25 billion; and 0.63% in excess of $1.25 billion in average daily net assets.
Transamerica JPMorgan Mid Cap Value VP: Effective August 1, 2022, the management fee is 0.88% of the first $100 million; 0.83% over $100 million up to $550 million; 0.79% over $550 million up to $750 million; 0.77% over $750 million up to $1 billion; and 0.76% in excess of $1 billion in average daily net assets. Prior to August 1, 2022, the management fee was 0.88% of the first $100 million; 0.83% over $100 million up to $750 million; 0.81% over $750 million up to $1.5 billion; and 0.80% in excess of $1.5 billion in average daily net assets.
Transamerica Small/Mid Cap Value VP: Effective August 1, 2022, the management fee is 0.79% of the first $100 million; 0.78% over $100 million up to $350 million; 0.77% over $350 million up to $500 million; 0.75% over $500 million up to $750 million; 0.745% over $750 million up to $1 billion; 0.69% over $1 billion up to $1.5 billion; 0.68% over $1.5 billion up to $2 billion; and 0.67% in excess of $2 billion in average daily net assets. Prior to August 1, 2022, the management fee was 0.79% of the first $350 million; 0.78% over $350 million up to $500 million; 0.765% over $500 million up to $750 million; 0.755% over $750 million up to $1 billion; 0.735% over $1 billion up to $1.5 billion; 0.73% over $1.5 billion up to $2 billion; and 0.725% in excess of $2 billion in average daily net assets.
Transamerica T. Rowe Price Small Cap VP: Effective August 1, 2022, the management fee is 0.78% of the first $1 billion; 0.77% over $1 billion up to $1.5 billion; and 0.76% in excess of $1.5 billion in average daily net assets. Prior to August 1, 2022, the management fee was 0.78% of the portfolio’s average daily net assets.

Trustees’ Approval of Investment Management Agreement
A discussion regarding the Board of Trustees’ renewal of each portfolio’s investment management agreement is available in each portfolio’s semi-annual report for the period ended June 30, 2022.
Sub-Adviser(s)
Pursuant to an Investment Sub-advisory Agreement between TAM and each sub-adviser on behalf of the respective portfolio, each sub-adviser shall provide day-to-day investment advice and recommendations for the applicable portfolio.
Each sub-adviser receives compensation from TAM.
Portfolio	Sub-Adviser	Sub-Adviser Address
Transamerica Aegon Sustainable Equity Income VP	Aegon Asset Management UK plc	3 Lochside Crescent Edinburgh EH12 9SA
Transamerica Aegon Bond VP	Aegon USA Investment Management, LLC	6300 C Street SW Cedar Rapids, IA 52499
Transamerica Aegon Core Bond VP
Transamerica Aegon High Yield Bond VP
Transamerica Aegon U.S. Government Securities VP
Transamerica Multi-Managed Balanced VP

Transamerica BlackRock Government Money Market VP
Transamerica BlackRock iShares Active Asset Allocation –
Conservative VP
Transamerica BlackRock iShares Active Asset Allocation –
Moderate Growth VP
Transamerica BlackRock iShares Active Asset Allocation –
Moderate VP
Transamerica BlackRock iShares Dynamic Allocation –
Balanced VP
Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP
Transamerica BlackRock iShares Edge 40 VP
Transamerica BlackRock iShares Edge 50 VP
Transamerica BlackRock iShares Edge 75 VP
Transamerica BlackRock iShares Edge 100 VP
Transamerica BlackRock Real Estate Securities VP
Transamerica BlackRock Tactical Allocation VP
	BlackRock Investment Management, LLC	1 University Square Drive Princeton, NJ 08540-6455

Transamerica International Focus VP	Epoch Investment Partners, Inc.	1 Vanderbilt Avenue, 23rd Floor New York, NY 10017

Transamerica Goldman Sachs 70/30 Allocation VP	Goldman Sachs Asset Management, L.P.	200 West Street New York, NY 10282
Transamerica Goldman Sachs Managed Risk – Balanced ETF VP
Transamerica Goldman Sachs Managed Risk – Conservative ETF VP
Transamerica Goldman Sachs Managed Risk – Growth ETF VP

Transamerica Great Lakes Advisors Large Cap Value VP	Great Lakes Advisors, LLC	231 S. LaSalle Street 4th Floor Chicago, IL 60604

Transamerica Janus Balanced VP	Janus Henderson Investors US LLC	151 Detroit Street Denver, CO 80206
Transamerica Janus Mid-Cap Growth VP

Portfolio	Sub-Adviser	Sub-Adviser Address
Transamerica JPMorgan Asset Allocation – Conservative VP	J.P. Morgan Investment Management Inc.	383 Madison Avenue New York, NY 10179
Transamerica JPMorgan Asset Allocation – Growth VP
Transamerica JPMorgan Asset Allocation – Moderate Growth VP
Transamerica JPMorgan Asset Allocation – Moderate VP
Transamerica JPMorgan Enhanced Index VP
Transamerica JPMorgan International Moderate Growth VP
Transamerica JPMorgan Mid Cap Value VP
Transamerica JPMorgan Tactical Allocation VP
Transamerica Multi-Managed Balanced VP

Transamerica Madison Diversified Income VP	Madison Asset Management, LLC	550 Science Drive Madison, WI 53711

Transamerica American Funds Managed Risk VP Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP	Milliman Financial Risk Management LLC	71 S. Wacker Drive 31st Floor Chicago, IL 60606

Transamerica Morgan Stanley Capital Growth VP Transamerica Morgan Stanley Global Allocation VP	Morgan Stanley Investment Management Inc.	522 Fifth Avenue New York, NY 10036

Transamerica PIMCO Tactical – Balanced VP	Pacific Investment Management Company LLC	650 Newport Center Drive Newport Beach, CA 92660
Transamerica PIMCO Tactical – Conservative VP
Transamerica PIMCO Tactical – Growth VP

Transamerica Market Participation Strategy VP	PGIM Quantitative Solutions LLC	2 Gateway Center, 6th Floor Newark, NJ 07102

Transamerica PineBridge Inflation Opportunities VP	PineBridge Investments LLC	Park Avenue Tower 65 East 55th Street New York, NY 10022

Transamerica ProFund UltraBear VP	ProFund Advisors LLC	7272 Wisconsin Avenue, 21st Floor Bethesda, MD 20814

Transamerica MSCI EAFE Index VP	SSGA Funds Management, Inc.	One Iron Street Boston, Massachusetts 02210
Transamerica S&P 500 Index VP

Transamerica Small/Mid Cap Value VP	Systematic Financial Management, L.P.	300 Frank W. Burr Blvd. Glenpointe East, 7th Floor Teaneck, NJ 07666

Transamerica T. Rowe Price Small Cap VP	T. Rowe Price Associates, Inc.	100 East Pratt Street Baltimore, MD 21202

Transamerica Small/Mid Cap Value VP	Thompson, Siegel & Walmsley LLC	6641 West Broad Street, Suite 600 Richmond, VA 23230
Transamerica TS&W International Equity VP

Transamerica WMC US Growth VP	Wellington Management Company LLP	280 Congress Street Boston, MA 02210
Further Information About Each Sub-Adviser
Aegon Asset Management UK plc (formerly, Kames Capital plc), a wholly-owned subsidiary of Aegon N.V., has been a registered investment adviser since 2017. As of December 31, 2022, Aegon Asset Management UK plc had approximately $38.7 billion in total assets under management.

Aegon USA Investment Management, LLC, a wholly-owned and indirect subsidiary of Aegon N.V., has been a registered investment adviser since December 2001. As of December 31, 2022, Aegon USA Investment Management, LLC had approximately $85.5 billion in total assets under management.
BlackRock Investment Management, LLC, a wholly owned and indirect subsidiary of BlackRock, Inc., has been a registered investment adviser since 1988. As of December 31, 2022, BlackRock, Inc. had approximately $8.59 trillion in total assets under management.
BlackRock International Limited and BlackRock (Singapore) Limited, each a registered investment adviser, serve as sub-sub-advisers to Transamerica BlackRock Real Estate Securities VP. BlackRock International Limited is located at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom. BlackRock (Singapore) Limited is located at 20 Anson Road, #18-01, Singapore, 079912. BlackRock International Limited and BlackRock (Singapore) Limited are both wholly-owned subsidiaries of BlackRock, Inc. and each serve as sub-sub-advisers pursuant to a Sub-Sub-Advisory Agreement with BlackRock Investment Management, LLC.
Epoch Investment Partners, Inc. has been a registered investment adviser since May 2004. As of December 31, 2022, Epoch Investment Partners, Inc. had approximately $28.4 billion in total assets under management. Epoch Investment Partners, Inc. is a wholly-owned subsidiary of The Toronto-Dominion Bank.
Goldman Sachs Asset Management, L.P., an affiliate of Goldman Sachs & Co. LLC, has been a registered investment adviser since 1990. As of December 31, 2022, Goldman Sachs Asset Management, L.P. had approximately $2.3 trillion in total assets under supervision.
Great Lakes Advisors, LLC is a wholly owned subsidiary of Wintrust Financial Corporation. Great Lakes Advisors, LLC has been registered as an investment adviser since 1981. As of December 31, 2022, Great Lakes Advisors, LLC had approximately $10.5 billion in total assets under management.
Janus Henderson Investors US LLC (formerly known as Janus Capital Management LLC), an indirect subsidiary of Janus Henderson Group plc, together with its predecessors, has served as an investment adviser since 1969. Janus Henderson Investors US LLC currently serves as investment adviser or sub-adviser to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. As of December 31, 2022, Janus Henderson Group plc had approximately $287 billion in total assets under management.
J.P. Morgan Investment Management Inc. is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. As of December 31, 2022, J.P. Morgan Investment Management Inc. and its affiliates had approximately $2.36 trillion in assets under management.
Madison Asset Management, LLC, a registered investment adviser, and its affiliates and subsidiaries are owned by Madison Investment Holdings, Inc. (collectively, “Madison”). Madison Investment Holdings, Inc. was founded in 1974 and currently operates primarily as a holding company. As of December 31, 2022, Madison had approximately $21.6 billion in total assets under management, including non-discretionary assets.
Milliman Financial Risk Management LLC, a wholly-owned subsidiary of Milliman, Inc., has been a registered investment adviser since 2011. As of December 31, 2022, Milliman Financial Risk Management, Inc. had approximately $161 billion in total assets under management.
Morgan Stanley Investment Management Inc., a subsidiary of Morgan Stanley, has been a registered investment adviser since 1981. As of December 31, 2022, Morgan Stanley Investment Management Inc. had approximately $1.3 trillion in total assets under management.
Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. PIMCO has been a registered investment adviser since 1971. As of December 31, 2022, PIMCO had approximately $1.74 trillion in assets under management, including $1.38 trillion in third-party client assets. Assets include $81.8 billion (as of September 30, 2022) in assets of clients contracted with Allianz Real Estate, an affiliate and wholly-owned subsidiary of PIMCO and PIMCO Europe GmbH.
PGIM Quantitative Solutions LLC has been a registered investment adviser since 2004. As of December 31, 2022, PGIM Quantitative Solutions LLC had approximately $86.3 billion in assets under management.
PineBridge Investments LLC has been a registered investment adviser since 1983. As of December 31, 2022, PineBridge Investments LLC, including its affiliates, had approximately $143.12 billion in total assets under management.
ProFund Advisors LLC has been a registered investment adviser since 1997. As of December 31, 2022, ProFund Advisors LLC had approximately $2.77 billion in total assets under management.

SSGA Funds Management, Inc. has been a registered investment adviser since 2001. As of December 31, 2022, SSGA Funds Management, Inc. had approximately $804.4 billion in total assets under management.
Systematic Financial Management, L.P. has been a registered investment adviser since 1982. Affiliated Managers Group, Inc. (NYSE: AMG), a publicly traded asset management company, holds its equity interest in Systematic Financial Management, L.P. through its holding companies Titan NJ LP Holdings LLC and Titan NJ GP Holdings, Inc. Systematic Financial Management, L.P.’s Management Team retains autonomous control of the investment philosophy and process, as well as comprehensive management of the firm. As of December 31, 2022, Systematic Financial Management, L.P. had approximately $3.05 billion in total assets under management.
T. Rowe Price Associates, Inc., a wholly owned subsidiary of T. Rowe Price Group, Inc. has been a registered investment adviser since 1937. As of December 31, 2022, T. Rowe Price Associates, Inc. and its affiliates managed approximately $1.27 trillion in total assets under management.
Thompson, Siegel & Walmsley LLC is an indirect wholly owned subsidiary of Perpetual Limited. Thompson, Siegel & Walmsley LLC has been a registered investment adviser since 1970. As of December 31, 2022, Thompson, Siegel & Walmsley LLC had approximately $19.4 billion in total assets under management.
Wellington Management Company LLP and its predecessor entities have been registered as an investment adviser since 1960. As of December 31, 2022, Wellington Management Company LLP and its advisory affiliates had approximately $1.15 trillion in total assets under management.
Portfolio Manager(s)
Each portfolio is managed by the portfolio manager(s) listed below. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in each portfolio they manage.
Transamerica 60/40 Allocation VP
Name	Investment Manager	Positions Over Past Five Years
Christopher A. Staples, CFA	Transamerica Asset Management, Inc.	Lead Portfolio Manager of the portfolio since 2018; Employed by Transamerica Asset Management, Inc. since 2004; Senior Vice President and Chief Investment Officer – Advisory Services
Kane Cotton, CFA	Transamerica Asset Management, Inc.	Associate Portfolio Manager of the portfolio since 2018; Employed by Transamerica Asset Management, Inc. since 2014
Rufat Garalov, CFA	Transamerica Asset Management, Inc.	Associate Portfolio Manager of the portfolio since 2021; Employed by Transamerica Asset Management, Inc. since 2014
Transamerica Aegon Bond VP
Name	Sub-Adviser	Positions Over Past Five Years
Bradley D. Doyle, CFA	Aegon USA Investment Management, LLC
Portfolio Manager of the portfolio since 2022;
Portfolio Manager with Aegon USA Investment
Management, LLC since 2004; Co-Head of
Investment Grade Credit from 2015-2017 and
Head of Investment Grade Credit since 2017

Tyler A. Knight, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2022; Portfolio Manager with Aegon USA Investment Management, LLC since 2008; Head of US Public Structured Finance since 2018
Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2022; Portfolio Manager with Aegon USA Investment Management, LLC since 2011; Head of Multi-Sector Portfolio Management since 2018
Sivakumar N. Rajan	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2022; Portfolio Manager with Aegon USA Investment Management, LLC since 2015

Transamerica Aegon Core Bond VP
Name	Sub-Adviser	Positions Over Past Five Years
Bradley D. Doyle, CFA	Aegon USA Investment Management, LLC
Portfolio Manager of the portfolio since 2022;
Portfolio Manager with Aegon USA Investment
Management, LLC since 2004; Co-Head of
Investment Grade Credit from 2015-2017 and
Head of Investment Grade Credit since 2017

Tyler A. Knight, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2022; Portfolio Manager with Aegon USA Investment Management, LLC since 2008; Head of US Public Structured Finance since 2018
Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2022; Portfolio Manager with Aegon USA Investment Management, LLC since 2011; Head of Multi-Sector Portfolio Management since 2018
Sivakumar N. Rajan	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2022; Portfolio Manager with Aegon USA Investment Management, LLC since 2015
Transamerica Aegon High Yield Bond VP
Name	Sub-Adviser	Positions Over Past Five Years
Kevin Bakker, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2009; Co-Head of U.S. High-Yield; Portfolio Manager with Aegon USA Investment Management, LLC since 2007; Senior Research Analyst 2003 – 2007
Benjamin D. Miller, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2009; Co-Head of U.S. High-Yield; Senior Research Analyst with Aegon USA Investment Management, LLC 1993 – 2006
James K. Schaeffer, Jr.	Aegon USA Investment Management, LLC
Portfolio Manager of the portfolio since 2011;
Portfolio Manager with Aegon USA Investment
Management, LLC since 2004; Director of
Distressed Debt from 2004-2014; Head of
Leveraged Finance from 2014-2020; Co-Head of
Public Fixed-Income from 2017-2020 and Deputy
Chief Investment Officer from 2018-2020; Global
Head of Leveraged Finance since 2020

Transamerica Aegon Sustainable Equity Income VP
Name	Sub-Adviser	Positions Over Past Five Years
Mark Peden, CFA	Aegon Asset Management UK plc	Portfolio Manager of the portfolio since 2020; Lead Portfolio Manager of the Aegon Global Equity Income strategy since 2011; joined Aegon Asset Management UK plc in 1992
Robin Black	Aegon Asset Management UK plc
Portfolio Manager of the portfolio since 2020;
Portfolio Manager of the Aegon Global Equity
Income strategy since 2017; joined Aegon Asset
Management UK plc in 2016; prior to 2016,
Managing Director at Macquarie from 2010-2016

Transamerica Aegon U.S. Government Securities VP
Name	Sub-Adviser	Positions Over Past Five Years
Tyler A. Knight, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2008; Head of US Public Structured Finance since 2018

Name	Sub-Adviser	Positions Over Past Five Years
Calvin W. Norris, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 1992
Sivakumar N. Rajan	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2021; Portfolio Manager with Aegon USA Investment Management, LLC since 2015
Transamerica American Funds Managed Risk VP
Name	Sub-Adviser	Positions Over Past Five Years
Adam Schenck, CFA	Milliman Financial Risk Management LLC	Portfolio Manager of the portfolio since 2015; Joined Milliman Financial Risk Management LLC in 2005, Principal and Managing Director
Maria Schiopu, CFA	Milliman Financial Risk Management LLC
Portfolio Manager of the portfolio since 2018;
Joined Milliman Financial Risk Management in
2013; Director – ETF Research 2017-2019;
Director – Portfolio Manager 2019 to present;
2019-2021; Principal and Senior Director - Head
of Portfolio Management 2021 to present

Transamerica BlackRock iShares Active Asset Allocation – Conservative VP
Name	Sub-Adviser	Positions Over Past Five Years
Philip Green	BlackRock Investment Management, LLC
Portfolio Manager of the portfolio since 2021;
Portfolio Manager with BlackRock Investment
Management, LLC since 1999; Managing Director;
Member of the BlackRock Portfolio Management
Group (PMG) Asset Allocation Team

Michael Pensky, CFA	BlackRock Investment Management, LLC
Portfolio Manager of the portfolio since 2021;
Portfolio Manager with BlackRock Investment
Management, LLC since 2015; Managing Director;
Member of the BlackRock Portfolio Management
Group (PMG) Asset Allocation Team

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP
Name	Sub-Adviser	Positions Over Past Five Years
Philip Green	BlackRock Investment Management, LLC
Portfolio Manager of the portfolio since 2021;
Portfolio Manager with BlackRock Investment
Management, LLC since 1999; Managing Director;
Member of the BlackRock Portfolio Management
Group (PMG) Asset Allocation Team

Michael Pensky, CFA	BlackRock Investment Management, LLC
Portfolio Manager of the portfolio since 2021;
Portfolio Manager with BlackRock Investment
Management, LLC since 2015; Managing Director;
Member of the BlackRock Portfolio Management
Group (PMG) Asset Allocation Team

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP
Name	Sub-Adviser	Positions Over Past Five Years
Philip Green	BlackRock Investment Management, LLC
Portfolio Manager of the portfolio since 2021;
Portfolio Manager with BlackRock Investment
Management, LLC since 1999; Managing Director;
Member of the BlackRock Portfolio Management
Group (PMG) Asset Allocation Team

Name	Sub-Adviser	Positions Over Past Five Years
Michael Pensky, CFA	BlackRock Investment Management, LLC
Portfolio Manager of the portfolio since 2021;
Portfolio Manager with BlackRock Investment
Management, LLC since 2015; Managing Director;
Member of the BlackRock Portfolio Management
Group (PMG) Asset Allocation Team

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP
Name	Sub-Adviser or Sub-Sub Adviser	Positions Over Past Five Years
Philip Green	BlackRock Investment Management, LLC
Portfolio Manager of the portfolio since 2021;
Portfolio Manager with BlackRock Investment
Management, LLC since 1999; Managing Director;
Member of the BlackRock Portfolio Management
Group (PMG) Asset Allocation Team

Michael Pensky, CFA	BlackRock Investment Management, LLC
Portfolio Manager of the portfolio since 2021;
Portfolio Manager with BlackRock Investment
Management, LLC since 2015; Managing Director;
Member of the BlackRock Portfolio Management
Group (PMG) Asset Allocation Team

Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP
Name	Sub-Adviser or Sub-Sub Adviser	Positions Over Past Five Years
Philip Green	BlackRock Investment Management, LLC
Portfolio Manager of the portfolio since 2021;
Portfolio Manager with BlackRock Investment
Management, LLC since 1999; Managing Director;
Member of the BlackRock Portfolio Management
Group (PMG) Asset Allocation Team

Michael Pensky, CFA	BlackRock Investment Management, LLC
Portfolio Manager of the portfolio since 2021;
Portfolio Manager with BlackRock Investment
Management, LLC since 2015; Managing Director;
Member of the BlackRock Portfolio Management
Group (PMG) Asset Allocation Team

Transamerica BlackRock iShares Edge 40 VP
Name	Sub-Adviser	Positions Over Past Five Years
Greg Savage	BlackRock Investment Management, LLC
Portfolio Manager of the portfolio since 2019;
Managing Director, Portfolio Manager and the
Head of the Americas Index Asset Allocation team
within BlackRock's ETF and Index Investment
Group; Service with the firm dates back to 1999,
including years with Barclays Global Investors
(BGI), which merged with BlackRock in 2009

Paul Whitehead	BlackRock Investment Management, LLC
Portfolio Manager of the portfolio since 2022;
Previously Global Head of Equity Trading and the
Global Head of Transition Management within
BlackRock's Global Trading Group; Service with
the firm dates back to 1996, including years with
BGI

Transamerica BlackRock iShares Edge 50 VP
Name	Sub-Adviser	Positions Over Past Five Years
Greg Savage	BlackRock Investment Management, LLC
Portfolio Manager of the portfolio since 2019;
Managing Director, Portfolio Manager and the
Head of the Americas Index Asset Allocation team
within BlackRock's ETF and Index Investment
Group; Service with the firm dates back to 1999,
including years with Barclays Global Investors
(BGI), which merged with BlackRock in 2009

Name	Sub-Adviser	Positions Over Past Five Years
Paul Whitehead	BlackRock Investment Management, LLC
Portfolio Manager of the portfolio since 2022;
Previously Global Head of Equity Trading and the
Global Head of Transition Management within
BlackRock's Global Trading Group; Service with
the firm dates back to 1996, including years with
BGI

Transamerica BlackRock iShares Edge 75 VP
Name	Sub-Adviser	Positions Over Past Five Years
Greg Savage	BlackRock Investment Management, LLC
Portfolio Manager of the portfolio since 2019;
Managing Director, Portfolio Manager and the
Head of the Americas Index Asset Allocation team
within BlackRock's ETF and Index Investment
Group; Service with the firm dates back to 1999,
including years with Barclays Global Investors
(BGI), which merged with BlackRock in 2009

Paul Whitehead	BlackRock Investment Management, LLC
Portfolio Manager of the portfolio since 2022;
Previously Global Head of Equity Trading and the
Global Head of Transition Management within
BlackRock's Global Trading Group; Service with
the firm dates back to 1996, including years with
BGI

Transamerica BlackRock iShares Edge 100 VP
Name	Sub-Adviser	Positions Over Past Five Years
Greg Savage	BlackRock Investment Management, LLC
Portfolio Manager of the portfolio since 2019;
Managing Director, Portfolio Manager and the
Head of the Americas Index Asset Allocation team
within BlackRock's ETF and Index Investment
Group; Service with the firm dates back to 1999,
including years with Barclays Global Investors
(BGI), which merged with BlackRock in 2009

Paul Whitehead	BlackRock Investment Management, LLC
Portfolio Manager of the portfolio since 2022;
Previously Global Head of Equity Trading and the
Global Head of Transition Management within
BlackRock's Global Trading Group; Service with
the firm dates back to 1996, including years with
BGI

Transamerica BlackRock Real Estate Securities VP
Name	Sub-Adviser	Positions Over Past Five Years
Alastair Gillespie, CFA*	BlackRock (Singapore) Limited
Portfolio Manager of the portfolio since 2018;
Portfolio Manager with BlackRock (Singapore)
Limited since 2013; Global Chief Investment
Officer of the Global Infrastructure and Real
Estate Securities Group

Mark Howard-Johnson, CFA	BlackRock Investment Management, LLC	Portfolio Manager of the portfolio since 2018; Portfolio Manager with BlackRock Investment Management, LLC since 2012; Chairman of the Global Infrastructure and Real Estate Securities Group
Raj Rehan, CFA	BlackRock Investment Management, LLC
Portfolio Manager of the portfolio since 2023;
Managing Director; Portfolio Manager with
BlackRock Investment Management, LLC since
2013; Head of Real Estate Securities Americas for
the Global Infrastructure and Real Estate Securities
Group

Name	Sub-Adviser	Positions Over Past Five Years
James Wilkinson	BlackRock International Limited	Portfolio Manager of the portfolio since 2018; Portfolio Manager with BlackRock International Limited since 2013; Global Head of the Global Infrastructure and Real Estate Securities Group
* In rendering investment sub-advisory services to the portfolio, BlackRock Investment Management, LLC uses the portfolio management, research and other resources of BlackRock Investment Management Australia (“BIMA”), a foreign (non-U.S.) affiliate of BlackRock Investment Management, LLC that is not registered under the Investment Advisers Act of 1940, as amended, and provides services to the portfolio through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Mr. Gillespie is an employee of BIMA.
Transamerica BlackRock Tactical Allocation VP
Name	Sub-Adviser	Positions Over Past Five Years
Philip Green	BlackRock Investment Management, LLC
Portfolio Manager of the portfolio since 2009;
Portfolio Manager with BlackRock Investment
Management, LLC since 1999; Managing Director;
Member of the BlackRock Portfolio Management
Group (PMG) Asset Allocation Team

Michael Pensky, CFA	BlackRock Investment Management, LLC
Portfolio Manager of the portfolio since 2016;
Portfolio Manager with BlackRock Investment
Management, LLC since 2015; Vice President;
Member of the BlackRock Portfolio Management
Group (PMG) Asset Allocation Team

Transamerica Goldman Sachs 70/30 Allocation VP
Name	Sub-Adviser	Positions Over Past Five Years
Neill Nuttall	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the portfolio since 2020; Managing Director and Co-Chief Investment Officer of the Multi-Asset Solutions Group; employed with Goldman Sachs Asset Management, L.P. since 2014
Alexandra Wilson-Elizondo	Goldman Sachs Asset Management, L.P.
Portfolio Manager of the portfolio since 2022;
Head of multi-asset funds and model portfolio
management within the Multi-Asset Solutions
Group; employed with Goldman Sachs Asset
Management, L.P. since 2021; prior to 2021,
employed by MacKay Shields since 2015

Transamerica Goldman Sachs Managed Risk – Balanced ETF VP
Name	Sub-Adviser	Positions Over Past Five Years
Neill Nuttall	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the portfolio since 2022; Managing Director and Co-Chief Investment Officer of the Multi-Asset Solutions Group; employed with Goldman Sachs Asset Management, L.P. since 2014
Alexandra Wilson-Elizondo	Goldman Sachs Asset Management, L.P.
Portfolio Manager of the portfolio since 2022;
Head of multi-asset funds and model portfolio
management within the Multi-Asset Solutions
Group; employed with Goldman Sachs Asset
Management, L.P. since 2021; prior to 2021,
employed by MacKay Shields since 2015

Wael Younan	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the portfolio since 2022; Managing Director of the Multi-Asset Solutions Group; employed with Goldman Sachs Asset Management, L.P. since 2010
Siwen Wu	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the portfolio since 2022; Vice President of the Multi-Asset Solutions Group; employed with Goldman Sachs Asset Management, L.P. since 2014

Transamerica Goldman Sachs Managed Risk – Conservative ETF VP
Name	Sub-Adviser	Positions Over Past Five Years
Neill Nuttall	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the portfolio since 2022; Managing Director and Co-Chief Investment Officer of the Multi-Asset Solutions Group; employed with Goldman Sachs Asset Management, L.P. since 2014
Alexandra Wilson-Elizondo	Goldman Sachs Asset Management, L.P.
Portfolio Manager of the portfolio since 2022;
Head of multi-asset funds and model portfolio
management within the Multi-Asset Solutions
Group; employed with Goldman Sachs Asset
Management, L.P. since 2021; prior to 2021,
employed by MacKay Shields since 2015

Wael Younan	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the portfolio since 2022; Managing Director of the Multi-Asset Solutions Group; employed with Goldman Sachs Asset Management, L.P. since 2010
Siwen Wu	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the portfolio since 2022; Vice President of the Multi-Asset Solutions Group; employed with Goldman Sachs Asset Management, L.P. since 2014
Transamerica Goldman Sachs Managed Risk – Growth ETF VP
Name	Sub-Adviser	Positions Over Past Five Years
Neill Nuttall	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the portfolio since 2022; Managing Director and Co-Chief Investment Officer of the Multi-Asset Solutions Group; employed with Goldman Sachs Asset Management, L.P. since 2014
Alexandra Wilson-Elizondo	Goldman Sachs Asset Management, L.P.
Portfolio Manager of the portfolio since 2022;
Head of multi-asset funds and model portfolio
management within the Multi-Asset Solutions
Group; employed with Goldman Sachs Asset
Management, L.P. since 2021; prior to 2021,
employed by MacKay Shields since 2015

Wael Younan	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the portfolio since 2022; Managing Director of the Multi-Asset Solutions Group; employed with Goldman Sachs Asset Management, L.P. since 2010
Siwen Wu	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the portfolio since 2022; Vice President of the Multi-Asset Solutions Group; employed with Goldman Sachs Asset Management, L.P. since 2014
Transamerica Great Lakes Advisors Large Cap Value VP
Name	Sub-Adviser	Positions Over Past Five Years
Paul Roukis, CFA	Great Lakes Advisors, LLC
Portfolio Manager of the portfolio since 2020;
Managing Director and Co-Portfolio Manager with
Great Lakes Advisors, LLC since 2023; Managing
Director and Co-Portfolio Manager with
Rothschild & Co Asset Management US Inc.
(2005-2023)

Jeff Agne	Great Lakes Advisors, LLC
Portfolio Manager of the portfolio since 2020;
Managing Director and Co-Portfolio Manager with
Great Lakes Advisors, LLC since 2023; Managing
Director and Co-Portfolio Manager with
Rothschild & Co Asset Management US Inc.
(2015-2023)

Transamerica International Focus VP
Name	Sub-Adviser	Positions Over Past Five Years
Michael E. Brown, CFA	Epoch Investment Partners, Inc.
Portfolio Manager of the portfolio since 2021;
employee of Epoch Investment Partners, Inc. since
2010; Vice-President & Director & Co-Lead,
International Equity; Vice President, Fundamental
Equities, Global Financials Sector Analyst

Alfred Li, CFA	Epoch Investment Partners, Inc.	Portfolio Manager of the portfolio since 2018; employee of Epoch Investment Partners, Inc. since 2006; Vice-President & Director & Co-Lead, International Equity
Jeff Tiefenbach, CFA	Epoch Investment Partners, Inc.	Portfolio Manager of the portfolio since 2018; employee of Epoch Investment Partners, Inc. since 2005; Managing Director
Transamerica Janus Balanced VP
Name	Sub-Adviser	Positions Over Past Five Years
Jeremiah Buckley, CFA	Janus Henderson Investors US LLC	Portfolio Manager of the portfolio since 2015; Portfolio Manager of Janus Henderson Investors US LLC since 1998
Michael Keough	Janus Henderson Investors US LLC	Portfolio Manager of the portfolio since 2019; Portfolio Manager and Analyst of Janus Henderson Investors US LLC since 2007
Greg Wilensky, CFA	Janus Henderson Investors US LLC
Portfolio Manager of the portfolio since 2020;
Head of U.S. Fixed-Income and Portfolio Manager
at Janus Henderson Investors US LLC since 2020;
Prior to 2020, Senior Vice President, Director of
the U.S. multi-sector fixed-income team and
Portfolio Manager at AllianceBernstein (1996
-2020)

Transamerica Janus Mid-Cap Growth VP
Name	Sub-Adviser	Positions Over Past Five Years
Brian Demain, CFA	Janus Henderson Investors US LLC	Portfolio Manager of the portfolio since 2016; Portfolio Manager with Janus Henderson Investors US LLC since 2007
Cody Wheaton, CFA	Janus Henderson Investors US LLC	Portfolio Manager of the portfolio since 2016; Portfolio Manager and research analyst with Janus Henderson Investors US LLC since 2001
Transamerica JPMorgan Asset Allocation – Conservative VP
Name	Sub-Adviser	Positions Over Past Five Years
Matthew Cummings, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2023; joined J.P. Morgan Investment Management Inc. in 2008; Executive Director; portfolio manager on the Multi-Asset Solutions team
Michael Feser, CFA	J.P. Morgan Investment Management Inc.
Portfolio Manager of the portfolio since 2016;
joined J.P. Morgan Investment Management Inc. in
1994; portfolio manager for Multi-Asset Solutions;
Member of JPMAM’s long-term capital markets
assumptions committee

Jeff Geller, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 2006; Chief Investment Officer of Multi-Asset Solutions

Name	Sub-Adviser	Positions Over Past Five Years
Grace Koo	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 2011; portfolio manager and quantitative research analyst on the Multi-Asset Solutions team
Transamerica JPMorgan Asset Allocation – Growth VP
Name	Sub-Adviser	Positions Over Past Five Years
Matthew Cummings, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2023; joined J.P. Morgan Investment Management Inc. in 2008; Executive Director; portfolio manager on the Multi-Asset Solutions team
Michael Feser, CFA	J.P. Morgan Investment Management Inc.
Portfolio Manager of the portfolio since 2016;
joined J.P. Morgan Investment Management Inc. in
1994; portfolio manager for Multi-Asset Solutions;
Member of JPMAM’s long-term capital markets
assumptions committee

Jeff Geller, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 2006; Chief Investment Officer of Multi-Asset Solutions
Grace Koo	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 2011; portfolio manager and quantitative research analyst on the Multi-Asset Solutions team
Transamerica JPMorgan Asset Allocation – Moderate Growth VP
Name	Sub-Adviser	Positions Over Past Five Years
Matthew Cummings, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2023; joined J.P. Morgan Investment Management Inc. in 2008; Executive Director; portfolio manager on the Multi-Asset Solutions team
Michael Feser, CFA	J.P. Morgan Investment Management Inc.
Portfolio Manager of the portfolio since 2016;
joined J.P. Morgan Investment Management Inc. in
1994; portfolio manager for Multi-Asset Solutions;
Member of JPMAM’s long-term capital markets
assumptions committee

Jeff Geller, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 2006; Chief Investment Officer of Multi-Asset Solutions
Grace Koo	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 2011; portfolio manager and quantitative research analyst on the Multi-Asset Solutions team
Transamerica JPMorgan Asset Allocation – Moderate VP
Name	Sub-Adviser	Positions Over Past Five Years
Matthew Cummings, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2023; joined J.P. Morgan Investment Management Inc. in 2008; Executive Director; portfolio manager on the Multi-Asset Solutions team
Michael Feser, CFA	J.P. Morgan Investment Management Inc.
Portfolio Manager of the portfolio since 2016;
joined J.P. Morgan Investment Management Inc. in
1994; portfolio manager for Multi-Asset Solutions;
Member of JPMAM’s long-term capital markets
assumptions committee

Name	Sub-Adviser	Positions Over Past Five Years
Jeff Geller, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 2006; Chief Investment Officer of Multi-Asset Solutions
Grace Koo	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 2011; portfolio manager and quantitative research analyst on the Multi-Asset Solutions team
Transamerica JPMorgan Enhanced Index VP
Name	Sub-Adviser	Positions Over Past Five Years
Tim Snyder, CFA	J.P. Morgan Investment Management Inc.
Portfolio Manager of the portfolio since 2013;
Employee of J.P. Morgan Investment Management
Inc. since 2003; Executive Director; Portfolio
Manager on the U.S. Structured Equity Team;
Specialties include Research Enhanced Index
(REI) strategies

Raffaele Zingone, CFA	J.P. Morgan Investment Management Inc.
Portfolio Manager of the portfolio since 1997;
Employee of J.P. Morgan Investment Management
Inc. since 1991; Managing Director; Portfolio
Manager on the U.S. Structured Equity Team;
Specialties include Research Enhanced Index
(REI) strategies

Transamerica JPMorgan International Moderate Growth VP
Name	Sub-Adviser	Positions Over Past Five Years
Matthew Cummings, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2023; joined J.P. Morgan Investment Management Inc. in 2008; Executive Director; portfolio manager on the Multi-Asset Solutions team
Michael Feser, CFA	J.P. Morgan Investment Management Inc.
Portfolio Manager of the portfolio since 2016;
joined J.P. Morgan Investment Management Inc. in
1994; portfolio manager for Multi-Asset Solutions;
Member of JPMAM’s long-term capital markets
assumptions committee

Jeff Geller, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 2006; Chief Investment Officer of Multi-Asset Solutions
Grace Koo	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2016; joined J.P. Morgan Investment Management Inc. in 2011; portfolio manager and quantitative research analyst on the Multi-Asset Solutions team
Transamerica JPMorgan Mid Cap Value VP
Name	Sub-Adviser	Positions Over Past Five Years
Lawrence Playford, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2004; Employee of J.P. Morgan Investment Management Inc. since 1993; Managing Director; Chief Investment Officer of the U.S. Equity Value Group
Jonathan K. L. Simon	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2004; Employee of J.P. Morgan Investment Management Inc. since 1980; Managing Director; Member of the U.S. Equity Value Group

Transamerica JPMorgan Tactical Allocation VP
Name	Sub-Adviser	Positions Over Past Five Years
Michael Feser, CFA	J.P. Morgan Investment Management Inc.
Portfolio Manager of the portfolio since 2016;
joined J.P. Morgan Investment Management Inc. in
1994; portfolio manager for Multi-Asset Solutions;
Member of JPMAM’s long-term capital markets
assumptions committee

Morgan Moriarty, CFA	J.P. Morgan Investment Management Inc.	Portfolio Manager of the portfolio since 2019; Employee of J.P. Morgan Investment Management Inc. since 2011; Executive Director; Member of Multi-Asset Solutions (MAS)
Gary Herbert, CFA	J.P. Morgan Investment Management Inc.
Portfolio Manager of the portfolio since 2021;
Employee of J.P. Morgan Investment Management
Inc. since 2020; Managing Director; U.S. Head of
Global Asset Tactical Asset Allocation (GTAA) and
Diversified Portfolios for Multi-Asset Solutions;
Prior to 2020, Global Head of Credit and
Multisector strategies at Brandywine Global LLC
from 2010 to 2020

Transamerica Madison Diversified Income VP
Name	Sub-Adviser	Positions Over Past Five Years
John Brown, CFA	Madison Asset Management, LLC
Portfolio Manager of the portfolio since 2011;
Employed by Madison Asset Management, LLC
since 2009; Vice President and Portfolio Manager;
Prior to 2009, Managing Director and Portfolio
Manager at MEMBERS Capital Advisors, Inc.
since 1998

Drew Justman, CFA	Madison Asset Management, LLC	Portfolio Manager of the portfolio since 2013; Employed by Madison Asset Management, LLC since 2005; Vice President and Portfolio Manager
Chris Nisbet, CFA	Madison Asset Management, LLC
Portfolio Manager of the portfolio since 2013;
Employee of Madison Asset Management, LLC
and/or its affiliates since 1992; Vice President and
Portfolio Manager; Member of the Fixed-Income
Management Team

Allen Olson, CFA	Madison Asset Management, LLC	Portfolio Manager of the portfolio since 2021; Employee of Madison Asset Management, LLC and/or its affiliates since 2002; Member of the Fixed-Income Management Team
Mike Sanders, CFA	Madison Asset Management, LLC	Portfolio Manager of the portfolio since 2020; Employee of Madison Asset Management, LLC and/or its affiliates since 2013; Head of Fixed-Income Investments
Transamerica Market Participation Strategy VP
Name	Sub-Adviser	Positions Over Past Five Years
Joel Kallman, CFA	PGIM Quantitative Solutions LLC	Portfolio Manager of the portfolio since 2016; Vice President; Joel has been with the firm since 1994
Devang Gambhirwala	PGIM Quantitative Solutions LLC	Portfolio Manager of the portfolio since 2012; Principal; Devang has been with the firm since 1986
Marcus M. Perl	PGIM Quantitative Solutions LLC	Portfolio Manager of the portfolio since 2012; Principal; Marcus has been with the firm since 2000

Transamerica Morgan Stanley Capital Growth VP
Name	Sub-Adviser	Positions Over Past Five Years
Dennis P. Lynch	Morgan Stanley Investment Management Inc.
Lead Portfolio Manager of the portfolio since
2011; associated with Morgan Stanley Investment
Management Inc. in an investment management
capacity since 1998; Managing Director; Head of
Counterpoint Global

Sam G. Chainani, CFA	Morgan Stanley Investment Management Inc.
Portfolio Manager of the portfolio since 2011;
associated with Morgan Stanley Investment
Management Inc. in an investment management
capacity since 1996; Managing Director; Investor
on Counterpoint Global

Jason C. Yeung, CFA	Morgan Stanley Investment Management Inc.
Portfolio Manager of the portfolio since 2011;
associated with Morgan Stanley Investment
Management Inc. in an investment management
capacity since 2002; Managing Director; Investor
on Counterpoint Global

David S. Cohen	Morgan Stanley Investment Management Inc.
Portfolio Manager of the portfolio since 2011;
associated with Morgan Stanley Investment
Management Inc. in an investment management
capacity since 1993; Managing Director; Investor
on Counterpoint Global

Armistead B. Nash	Morgan Stanley Investment Management Inc.
Portfolio Manager of the portfolio since 2011;
associated with Morgan Stanley Investment
Management Inc. in an investment management
capacity since 2002; Managing Director; Investor
on Counterpoint Global

Alexander T. Norton	Morgan Stanley Investment Management Inc.
Portfolio Manager of the portfolio since 2011;
associated with Morgan Stanley Investment
Management Inc. in an investment management
capacity since 2000; Executive Director; Investor
on Counterpoint Global

Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP
Name	Sub-Adviser	Positions Over Past Five Years
Adam Schenck, CFA	Milliman Financial Risk Management LLC	Portfolio Manager of the portfolio since 2014; Joined Milliman Financial Risk Management LLC in 2005, Principal and Managing Director
Maria Schiopu, CFA	Milliman Financial Risk Management LLC
Portfolio Manager of the portfolio since 2018;
Joined Milliman Financial Risk Management in
2013; Director – ETF Research 2017-2019;
Director – Portfolio Manager 2019 to present;
2019-2021; Principal and Senior Director - Head
of Portfolio Management 2021 to present

Transamerica Morgan Stanley Global Allocation VP
Name	Sub-Adviser	Positions Over Past Five Years
Cyril Moullè-Berteaux	Morgan Stanley Investment Management Inc.
Lead Portfolio Manager of the portfolio since
2020; associated with Morgan Stanley Investment
Management Inc. in an investment management
capacity since 2011, and from 1995 to 2003;
Managing Director; Head of the Global
Multi-Asset team; Founding Partner and Portfolio
Manager at Traxis Partners from 2003 to 2011

Mark Bavoso	Morgan Stanley Investment Management Inc.
Portfolio Manager of the portfolio since 2020;
associated with Morgan Stanley Investment
Management Inc. in an investment management
capacity since 1986; Managing Director; Sr.
Portfolio Manager of the Global Multi-Asset team

Name	Sub-Adviser	Positions Over Past Five Years
Sergei Parmenov*	Morgan Stanley Investment Management Inc.
Portfolio Manager of the portfolio since 2020;
Managing Director of Morgan Stanley Investment
Management (Australia) Pty Limited since 2021;
associated with Morgan Stanley Investment
Management Inc. in an investment management
capacity since 2011, and from 1996 to 2021;
Managing Director; Senior Portfolio Manager of
the Global Multi-Asset team; Analyst and Portfolio
Manager at Traxis Partners from 2003 to 2008

* In rendering investment sub-advisory services to the portfolio, Morgan Stanley Investment Management Inc. uses the portfolio management, research and other resources of Morgan Stanley Investment Management (Australia) Pty Limited, a foreign (non-U.S.) affiliate of Morgan Stanley Investment Management Inc. that is not registered under the Investment Advisers Act of 1940, as amended, and provides services to the portfolio through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Mr. Parmenov is an employee of Morgan Stanley Investment Management (Australia) Pty Limited.
Transamerica MSCI EAFE Index VP
Name	Sub-Adviser	Positions Over Past Five Years
Dwayne Hancock, CFA	SSGA Funds Management, Inc.
Portfolio Manager of the portfolio since 2017;
joined State Street Global Advisors in 1996; Vice
President of State Street Global Advisors and
Senior Portfolio Manager in the Global Equity
Beta Solutions Group

Keith Richardson	SSGA Funds Management, Inc.
Portfolio Manager of the portfolio since 2017;
joined State Street Global Advisors in 1999; Vice
President of State Street Global Advisors and
Senior Portfolio Manager in the Global Equity
Beta Solutions Group

Karl Schneider	SSGA Funds Management, Inc.
Portfolio Manager of the portfolio since 2023;
joined State Street Global Advisors in 1997;
Managing Director of State Street Global Advisors
and Deputy Head of Global Equity Beta Solutions
in the Americas

Transamerica Multi-Managed Balanced VP
Name	Sub-Adviser	Positions Over Past Five Years
Bradley D. Doyle, CFA	Aegon USA Investment Management, LLC
Portfolio Manager of the portfolio since 2015;
Portfolio Manager with Aegon USA Investment
Management, LLC since 2004; Co-Head of
Investment Grade Credit from 2015-2017 and
Head of Investment Grade Credit since 2017

Tyler A. Knight, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2015; Portfolio Manager with Aegon USA Investment Management, LLC since 2008; Head of US Public Structured Finance since 2018
Brian W. Westhoff, CFA	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2014; Portfolio Manager with Aegon USA Investment Management, LLC since 2011; Head of Multi-Sector Portfolio Management since 2018
Sivakumar N. Rajan	Aegon USA Investment Management, LLC	Portfolio Manager of the portfolio since 2017; Portfolio Manager with Aegon USA Investment Management, LLC since 2015
Tim Snyder, CFA	J.P. Morgan Investment Management Inc.
Portfolio Manager of the portfolio since 2013;
Employee of J.P. Morgan Investment Management
Inc. since 2003; Executive Director; Portfolio
Manager on the U.S. Structured Equity Team;
Specialties include Research Enhanced Index
(REI) strategies

Name	Sub-Adviser	Positions Over Past Five Years
Raffaele Zingone, CFA	J.P. Morgan Investment Management Inc.
Portfolio Manager of the portfolio since 2011;
Employee of J.P. Morgan Investment Management
Inc. since 1991; Managing Director; Portfolio
Manager on the U.S. Structured Equity Team;
Specialties include Research Enhanced Index
(REI) strategies

Transamerica PIMCO Tactical – Balanced VP
Name	Sub-Adviser	Positions Over Past Five Years
Michael Cudzil	Pacific Investment Management Company LLC	Fixed-income portfolio manager of the portfolio since 2018; Employee of Pacific Investment Management Company LLC since 2012; Managing Director
Mohit Mittal	Pacific Investment Management Company LLC	Fixed-income portfolio manager of the portfolio since 2018; Employee of Pacific Investment Management Company LLC since 2007; Managing Director; member of the Americas portfolio committee
Graham A. Rennison	Pacific Investment Management Company LLC	Equity and quantitative strategy portfolio manager of the portfolio since 2015; Employee of Pacific Investment Management Company LLC since 2011; Executive Vice President
Paul-James (“PJ”) White	Pacific Investment Management Company LLC
Equity and quantitative strategy portfolio manager
of the portfolio since 2022; Employee of Pacific
Investment Management Company LLC since
2021; Executive Vice President; prior to 2021,
portfolio manager at Man AHL from 2014 - 2021

Transamerica PIMCO Tactical – Conservative VP
Name	Sub-Adviser	Positions Over Past Five Years
Michael Cudzil	Pacific Investment Management Company LLC	Fixed-income portfolio manager of the portfolio since 2018; Employee of Pacific Investment Management Company LLC since 2012; Managing Director
Mohit Mittal	Pacific Investment Management Company LLC	Fixed-income portfolio manager of the portfolio since 2018; Employee of Pacific Investment Management Company LLC since 2007; Managing Director; member of the Americas portfolio committee
Graham A. Rennison	Pacific Investment Management Company LLC	Equity and quantitative strategy portfolio manager of the portfolio since 2015; Employee of Pacific Investment Management Company LLC since 2011; Executive Vice President
Paul-James (“PJ”) White	Pacific Investment Management Company LLC
Equity and quantitative strategy portfolio manager
of the portfolio since 2022; Employee of Pacific
Investment Management Company LLC since
2021; Executive Vice President; prior to 2021,
portfolio manager at Man AHL from 2014 - 2021

Transamerica PIMCO Tactical – Growth VP
Name	Sub-Adviser	Positions Over Past Five Years
Michael Cudzil	Pacific Investment Management Company LLC	Fixed-income portfolio manager of the portfolio since 2018; Employee of Pacific Investment Management Company LLC since 2012; Managing Director

Name	Sub-Adviser	Positions Over Past Five Years
Mohit Mittal	Pacific Investment Management Company LLC	Fixed-income portfolio manager of the portfolio since 2018; Employee of Pacific Investment Management Company LLC since 2007; Managing Director; member of the Americas portfolio committee
Graham A. Rennison	Pacific Investment Management Company LLC	Equity and quantitative strategy portfolio manager of the portfolio since 2015; Employee of Pacific Investment Management Company LLC since 2011; Executive Vice President
Paul-James (“PJ”) White	Pacific Investment Management Company LLC
Equity and quantitative strategy portfolio manager
of the portfolio since 2022; Employee of Pacific
Investment Management Company LLC since
2021; Executive Vice President; prior to 2021,
portfolio manager at Man AHL from 2014 - 2021

Transamerica PineBridge Inflation Opportunities VP
Name	Sub-Adviser	Positions Over Past Five Years
Robert A. Vanden Assem, CFA	PineBridge Investments LLC	Co-Portfolio Manager of the portfolio since 2014; Employee of PineBridge Investments LLC since 2001; Managing Director and Head of Investment Grade Fixed-Income
Roberto Coronado	PineBridge Investments LLC	Co-Portfolio Manager of the portfolio since 2016; Employee of PineBridge Investments LLC since 2014; Managing Director and Senior Portfolio Manager of Global Rates and Investment Grade Fixed-Income
Gunter H. Seeger	PineBridge Investments LLC
Co-Portfolio Manager of the portfolio since 2018;
Employee of PineBridge Investments LLC since
2009; Senior Vice President, Senior Portfolio
Manager and Research Analyst, U.S. Rates and
Securitized Products

Transamerica ProFund UltraBear VP
Name	Sub-Adviser	Positions Over Past Five Years
Michael Neches	ProFund Advisors LLC
ProFund Advisors LLC - Senior Portfolio Manager
since October 2013; ProShare Advisors LLC -
Senior Portfolio Manager since November 2010
and Portfolio Manager from January 2010 through
October 2010; ProShare Capital Management LLC
- Senior Portfolio Manager from June 2012
through September, 2013

Devin Sullivan	ProFund Advisors LLC
ProShare Advisors LLC - Portfolio Manager since
September 2016; Associate Portfolio Manager
from December 2011 to August 2016; ProFund
Advisors LLC - Portfolio Manager since
September 2016; Associate Portfolio Manager
from December 2011 to August 2016

Transamerica S&P 500 Index VP
Name	Sub-Adviser	Positions Over Past Five Years
Keith Richardson	SSGA Funds Management, Inc.
Portfolio Manager of the portfolio since 2019;
joined State Street Global Advisors in 1999; Vice
President of State Street Global Advisors and
Senior Portfolio Manager in the Global Equity
Beta Solutions Group

Name	Sub-Adviser	Positions Over Past Five Years
Karl Schneider	SSGA Funds Management, Inc.
Portfolio Manager of the portfolio since 2017;
joined State Street Global Advisors in 1997;
Managing Director of State Street Global Advisors
and Deputy Head of Global Equity Beta Solutions
in the Americas

Transamerica Small/Mid Cap Value VP
Name	Sub-Adviser	Positions Over Past Five Years
Kenneth Burgess, CFA	Systematic Financial Management, L.P.	Portfolio Manager of the portfolio since 2011; Portfolio Manager since 1996; Employed by Systematic Financial Management, L.P. since 1993
W. Ryan Wick, CFA	Systematic Financial Management, L.P.	Portfolio Manager of the portfolio since 2022; Assistant Portfolio Manager since 2014; Employed by Systematic Financial Management, L.P. since 2005
R. Michael Creager, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the portfolio since 2019, Research Analyst with Thompson, Siegel & Walmsley LLC since 2006
Brett P. Hawkins, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the portfolio since 2016; Chief Investment Officer; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 2001
Transamerica T. Rowe Price Small Cap VP
Name	Sub-Adviser	Positions Over Past Five Years
Sudhir Nanda, CFA	T. Rowe Price Associates, Inc.	Portfolio Manager of the portfolio since 2006; Vice President and Portfolio Chairman
Transamerica TS&W International Equity VP
Name	Sub-Adviser	Positions Over Past Five Years
Brandon H. Harrell, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the portfolio since 2013; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 1996
Transamerica WMC US Growth VP
Name	Sub-Adviser	Positions Over Past Five Years
Douglas McLane, CFA	Wellington Management Company LLP
Lead Portfolio Manager of the portfolio since
2022; Portfolio Manager of the portfolio since
2017; Senior Managing Director and Equity
Portfolio Manager of Wellington Management
Company LLP; joined the firm in 2011

Mammen Chally, CFA	Wellington Management Company LLP
Portfolio Manager of the portfolio since 2022;
Lead Portfolio Manager of the portfolio from 2014
to 2022; Portfolio Manager of the predecessor
portfolio since 2014; Senior Managing Director
and Equity Portfolio Manager of Wellington
Management Company LLP; joined the firm as an
investment professional in 1994

David Siegle, CFA	Wellington Management Company LLP	Portfolio Manager of the portfolio since 2017; Managing Director and Equity Research Analyst of Wellington Management Company LLP; joined the firm in 2001
Trustees’ Approval of Sub-Advisory Agreements
Except as noted, a discussion regarding the Board of Trustees’ renewal of each applicable portfolio’s investment sub-advisory agreement is available in the portfolio’s semi-annual report for the period ended June 30, 2022.

A discussion regarding the Board of Trustees’ approval of the investment sub-advisory agreement for each of Transamerica Aegon Bond VP, Transamerica Aegon Core Bond VP, Transamerica Goldman Sachs Managed Risk – Balanced ETF VP, Transamerica Goldman Sachs Managed Risk – Conservative ETF VP, and Transamerica Goldman Sachs Managed Risk – Growth ETF VP is available in each portfolio's semi-annual report for the period ended June 30, 2022.
A discussion regarding the Board of Trustees’ approval of the investment sub-advisory agreement for each of Transamerica Small/Mid Cap Value VP and Transamerica TS&W International Equity VP is available in each portfolio's annual report for the fiscal year ended December 31, 2022.
A discussion regarding the Board of Trustees’ approval of the investment sub-advisory agreement for Transamerica Great Lakes Advisors Large Cap Value VP will be available in the portfolio's semi-annual report for the period ended June 30, 2023.
Disclosure of Portfolio Holdings
A detailed description of each portfolio’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI.
Fund Expenses
During times of market volatility or decline, assets of your portfolio may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in your portfolio’s Annual Fund Operating Expenses table under “Fees and Expenses” in this prospectus. In addition, the total annual fund operating expenses shown in your portfolio’s Annual Fund Operating Expenses table may not correlate to the ratios of expenses to average net assets shown in the Financial Highlights section of the prospectus, which reflect the operating expenses of your portfolio and do not include certain expenses such as acquired (i.e., underlying) funds’ fees and expenses.
The “Other expenses” items in the Annual Fund Operating Expenses table for your portfolio include fees for custodial and legal services. “Other expenses” also include various other expenses applicable to each share class of your portfolio.
Features and Policies
Share Classes
Transamerica Series Trust (“TST”) has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the portfolios have not been charged and do not intend to pay any distribution fees for Initial Class shares through May 1, 2024. The portfolios reserve the right to pay such fees after that date.
Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). Because these fees are paid out of the portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Opening an Account
Federal regulations may require the portfolio to obtain, verify and record certain information from you and persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth (for an individual), permanent residential address or principal place of business and Social Security Number or Employer Identification Number. The portfolio may also ask to see other identifying documents. If you do not provide the information, the portfolio may not be able to open your account. Identifying information must be provided for each trader on an account. The portfolio may also place limits on account transactions while it is in the process of verifying your identity. If the portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the portfolio believes it has identified potentially criminal activity, the portfolio reserves the right to take action it deems appropriate or as required by law, which may include redeeming your shares and closing your account.
Purchase and Redemption of Shares
Shares of the portfolios are intended to be sold to the Asset Allocation Funds offered through their respective prospectuses and to separate accounts of insurance companies, including certain separate accounts of Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company. Transamerica Series Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.
Shares are purchased and redeemed at their net asset value per share (“NAV”) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.)
Payment for shares redeemed is normally made within two business days after receipt of a notice of redemption in good order, except that payments of redemptions may be postponed beyond seven days under certain circumstances, such as when the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC or authorized by law.
Under normal circumstances, the portfolios expect to meet redemption requests by using cash or cash equivalents and/or selling a portfolio’s securities to generate cash. The portfolios also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.
Shares will normally be redeemed for cash, although each portfolio retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the portfolio pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. The portfolios may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available. Please see the SAI for more details.
Market Timing/Excessive Trading
Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares may disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. For example, a portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.
The Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading, which include limitations on the number of transactions in portfolio shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the portfolios. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the portfolio reasonably believes to be in connection with market timing or excessive trading.
The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios’ policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a “contract owner”) or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.
While the portfolios discourage market timing and excessive short-term trading, the portfolios cannot always recognize or detect such trading. The portfolios’ distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by the capabilities of operational and information systems. Due to the risk that the portfolios and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.
Reallocations in underlying portfolios by an Asset Allocation Fund in furtherance of a portfolio’s objective are not considered to be market timing or excessive trading. Transamerica Funds’ excessive trading policies do not apply to Transamerica BlackRock Government Money Market VP.
Additional Information
This prospectus and the SAI provide information concerning the portfolios that you should consider in determining whether to purchase shares of a portfolio. A portfolio may make changes to this information from time to time. Each portfolio’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the SAI.
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the particular type of securities suggested by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.
Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights of any shareholder, other than rights conferred by federal or state securities laws.
The portfolios enter into contractual arrangements with various parties, including the portfolios’ investment manager, who provides services to the portfolios. Shareholders are not parties to, or intended (or “third party”) beneficiaries of those contractual arrangements.
To the extent authorized by law, the portfolios reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.
Abandoned or Unclaimed Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for customers, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us. Individual states may have their own requirements. For more information regarding escheatment and unclaimed property in your state, ask your salesperson or visit your financial intermediary’s website.
Sending Forms and Transaction Requests in Good Order
We cannot process your requests for transactions relating to the portfolios until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the transaction amount (in dollars, shares or percentage terms); the names, portfolio and account number(s) and allocations to and/or from the portfolio accounts affected by the requested transaction; the signatures of all owners (exactly as registered on the account) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint owner’s consents and signature guarantees. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect any purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time. “Received” or receipt in good order generally means that everything necessary must be received by the portfolios, at our mailing address specified in this prospectus. We reserve the right to reject electronic transactions that do not meet our requirements.

Pricing of Shares
How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption request by the portfolios’ distributor (or other agent).
When Share Price Is Determined
The NAV of each portfolio (or class thereof) is determined on each day the NYSE is open for business as of the scheduled close of regular trading (normally 4:00 p.m. Eastern time). If the NYSE closes at another time, each portfolio will calculate a NAV for each class of shares as of the scheduled closing time. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the value of a portfolio’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios). These securities will be valued pursuant to the portfolios’ Pricing and Valuation procedures for such securities.
Purchase orders received in good order and accepted, and redemption orders received in good order, as of the scheduled close of regular trading of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
Purchase orders for shares of the Asset Allocation Funds that are received in good order and accepted, as of the scheduled close of regular trading on the NYSE, receive the NAV determined as of the close of the NYSE that day. Purchase orders for shares of the underlying constituent portfolios will be placed as determined by the portfolio’s sub-adviser (and such asset allocation portfolio will receive the price for shares of the underlying portfolios on the day the order is placed).
How NAV Is Calculated
The NAV of each portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.
The value of a portfolio’s securities and other assets for purposes of determining the portfolio’s NAV is determined pursuant to valuation procedures of the portfolios and TAM. TAM has been designated as the portfolios’ valuation designee with responsibility for fair valuation subject to oversight by the portfolios’ Board. TAM has formed a valuation committee to assist with its designated responsibilities as valuation designee (the “Valuation Committee”).
In general, securities and other investments are valued based on prices at the close of regular trading on the NYSE.
Equity securities, swaps, and options listed or traded on securities exchanges (except for the securities traded on NASDAQ/NMS), including ETFs, dollar-denominated foreign securities and ADRs, are normally valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price will generally be the NASDAQ Official Closing Price (“NOCP”).
The market price for debt obligations (except short-term obligations that will mature in 60 days or less) and for swaps that are not traded on a securities exchange is generally the price supplied by an independent third-party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies to identify the market value of the security or instrument.
Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.
Foreign securities are generally priced as described above for the particular type of security (i.e., equity securities or debt securities). The prices for foreign securities are converted from the local currency into U.S. dollars using current exchange rates.
Market quotations for securities prices may be obtained from automated pricing services.
Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company.
ETF shares are normally valued at the most recent sale price or official closing price on the exchange on which they are traded.
When an authorized pricing service does not provide a price or the price provided is believed by the Valuation Committee to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such a price or quotation for a security is not readily available, or is believed by the Valuation Committee to be unreliable, then the Valuation Committee will fair value such portfolio investment, in good faith, in accordance with fair valuation procedures.

The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair valuation procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The Valuation Committee makes fair value determinations in good faith in accordance with the valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.
The prices that a portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.
Distribution of Shares
Distributor
Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202, underwrites and distributes all classes of portfolio shares and bears the expenses of offering these shares to the public. TCI is an affiliate of the investment manager and the portfolios.
Distribution Plan
Each portfolio has adopted a Rule 12b-1 Plan under the Investment Company Act of 1940 (the “Plan”) for each class of shares.
The Plan permits the use of portfolio assets to pay distribution and service fees for the sale and distribution of its shares. These fees are used to pay TCI, broker-dealers, financial intermediaries and other professionals who sell portfolio shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses.
Under the Plan, each portfolio pays the following distribution and service fees (as a percentage of the portfolio’s average daily net assets):
•
Initial Class - Up to 0.15%
•
Service Class - Up to 0.25%
As of the date of this prospectus, the portfolios have not been charged and have not paid any 12b-1 fees with respect to Initial Class shares, and will not be charged or pay any 12b-1 fees on Initial Class shares through May 1, 2024. You will receive written notice prior to the charging and payment of any fees under the Plan relating to Initial Class shares. Each portfolio may, however, be charged and pay fees relating to Service Class shares.
Because these fees are paid out of each portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Other Distribution and Service Arrangements
The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Transamerica Financial Life Insurance Company and Transamerica Life Insurance Company (together, the “Transamerica Insurance Companies”), are affiliated with TAM.
TCI, TAM and their affiliates may enter into arrangements with affiliated entities, including the Transamerica Insurance Companies, that provide administrative, recordkeeping and other services with respect to one or more of the portfolios. Payment for these services is made by TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.
If a portfolio is sub-advised by an affiliate of Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. TAM is a majority-owned subsidiary of Transamerica Life Insurance Company and is affiliated with other Transamerica Insurance Companies, and TAM’s business profits (from managing the portfolios) may directly benefit Transamerica Life Insurance Company and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.
TAM, the Transamerica Insurance Companies, TCI, and/or portfolio sub-advisers, directly or through TCI, out of their past profits and other available sources, typically provide cash payments or non-cash compensation to the Transamerica Insurance Companies, brokers and other financial intermediaries as a means to promote the distribution and wholesaling of variable contracts (and thus, indirectly, the portfolios’ shares). Such payments and compensation are in addition to the Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any portfolio-related distribution or shareholder servicing activities. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the variable contracts, that invest in the portfolios at least in part, based on the level of compensation paid. Revenue sharing arrangements are separately negotiated. Revenue sharing payments are not an additional charge to the portfolios.
Such additional cash payments may be made to the Transamerica Insurance Companies, brokers and other financial intermediaries that provide services to the portfolios and/or contract holders, including (without limitation) shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the broker or other financial intermediaries. These cash payments may take a variety of forms. Revenue sharing payments can be calculated: (i) as a percentage of gross or net sales; (ii) as a percentage of gross or net assets under management; and/or (iii) as a fixed or negotiated flat fee dollar amount. These payments are made on a periodic basis, such as monthly or quarterly. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI, TAM and the other parties making these payments generally assess the advisability of continuing making these payments periodically.
From time to time, TCI, its affiliates, the Transamerica Insurance Companies and/or TAM and/or portfolio sub-advisers may, to the extent permitted by applicable law, pay non-cash compensation to brokers and other financial intermediaries and their sales representatives in the form of, for example: (i) occasional gifts or prizes; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of broker marketing events, programs, sales contests, promotions or other activities. They may also make payments in connection with the sponsorship by Transamerica or its affiliates of special events which may be attended by brokers and other financial intermediaries. Such non-cash compensation may also include, in part, assistance with the costs and expenses associated with travel, lodging, and educational sales and promotional meetings, seminars, programs and conferences, entertainment and meals to the extent permitted by law.
Certain portfolios are funds of funds that invest in affiliated underlying funds, unaffiliated underlying funds, or a combination of both. TAM will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for the inclusion in a fund of funds. This conflict may result in affiliated funds that have performed or are expected to perform worse than unaffiliated funds being included in the fund of funds. The inclusion of affiliated funds will also permit TAM to make increased revenue sharing payments, including to TCI, Transamerica Insurance Companies and/or their affiliates. The affiliates of certain unaffiliated underlying funds, including those advised by the sub-adviser to the investing funds, may make revenue sharing payments to TCI and its affiliates for the provision of services to investors and distribution activities.
Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.
Investors may also obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. Intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in this prospectus and the SAI. An investor should ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, the Transamerica Insurance Companies, TCI and their affiliates and portfolio sub-advisers to the extent the payments result in more assets being invested in the portfolios on which fees are being charged.
Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentives for the insurers and other financial intermediaries to make the portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

Distributions and Taxes
Dividends and Distributions
Each portfolio intends to distribute all or substantially all of its net investment income and net capital gains, if any, to its shareholders each year. Dividends will be reinvested in additional shares unless you elect to take your dividends in cash. Each portfolio generally pays any distributions of net capital gains annually. Each portfolio generally pays any dividends from net investment income annually, except that dividends of Transamerica BlackRock Government Money Market VP are declared daily and distributed monthly.
Taxes on Distributions in General
Shares of each portfolio are offered only to the separate accounts of Transamerica Life Insurance Company and its affiliates, and to the Asset Allocation Funds offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance policies and annuity contracts. Certain separate accounts are required to meet diversification requirements under Section 817(h) of the Internal Revenue Code and the regulations thereunder in order for insurance policies and annuity contracts funded by those separate accounts to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and is owned only by separate accounts and certain other qualified investors (including the Asset Allocation Funds offered in this prospectus if they are owned only by separate accounts and certain other qualified investors), the separate accounts invested in that portfolio will be allowed to look through to the portfolio’s investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirements under Section 817(h) of the Internal Revenue Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the insurance policies and annuity contracts invested in that portfolio could become currently taxable to the owners of the policies and contracts, and income for prior periods with respect to the policies and contracts could also be taxable in the year in which that failure occurs.
Other Tax Information
This tax discussion is for general information only. More information is provided in the SAI of the relevant portfolio. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investment in the relevant portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see “Federal Income Tax Considerations” included in the respective prospectuses for the policies and contracts.

List and Description of Underlying Portfolios

This section lists and describes the underlying portfolios in which some or all of the asset allocation portfolios may invest. This section summarizes the principal investment strategies and risks for the underlying portfolios not described elsewhere in this prospectus. Further information about underlying portfolios of Transamerica Series Trust can be found in this prospectus and further information about certain underlying funds of Transamerica Funds is contained in those underlying funds’ prospectuses, available at www.transamericafunds.com.
Transamerica Series Trust Underlying Portfolios:
Fund Name	Transamerica 60/40 Allocation VP	Transamerica Goldman Sachs 70/30 Allocation VP	Transamerica BlackRock Tactical Allocation VP	Transamerica JPMorgan Asset Allocation – Conservative VP	Transamerica JPMorgan Asset Allocation – Growth VP	Transamerica JPMorgan Asset Allocation – Moderate Growth VP	Transamerica JPMorgan Asset Allocation – Moderate VP	Transamerica JPMorgan International Moderate Growth VP	Transamerica JPMorgan Tactical Allocation VP
Transamerica Aegon Bond VP		X	X	X	X	X	X	X	X
Transamerica Aegon Core Bond VP		X	X	X	X	X	X	X	X
Transamerica Aegon High Yield Bond VP		X	X	X	X	X	X	X	X
Transamerica Aegon Sustainable Equity Income VP		X	X	X	X	X	X	X	X
Transamerica Aegon U.S. Government Securities VP		X	X	X	X	X	X	X	X
Transamerica BlackRock Government Money Market VP	X	X	X	X	X	X	X	X	X
Transamerica BlackRock Real Estate Securities VP		X	X	X	X	X	X	X	X
Transamerica International Focus VP		X	X	X	X	X	X	X	X
Transamerica Janus Balanced VP			X	X	X	X	X	X	X
Transamerica Janus Mid-Cap Growth VP		X	X	X	X	X	X	X	X
Transamerica JPMorgan Enhanced Index VP		X	X	X	X	X	X	X	X
Transamerica JPMorgan Mid Cap Value VP		X	X	X	X	X	X	X	X
Transamerica Morgan Stanley Capital Growth VP			X	X	X	X	X	X	X
Transamerica Morgan Stanley Global Allocation VP			X	X	X	X	X	X	X
Transamerica MSCI EAFE Index VP	X
Transamerica Multi-Managed Balanced VP			X	X	X	X	X	X	X
Transamerica PineBridge Inflation Opportunities VP		X	X	X	X	X	X	X	X
Transamerica S&P 500 Index VP	X
Transamerica Small/Mid Cap Value VP		X	X	X	X	X	X	X	X
Transamerica T. Rowe Price Small Cap VP		X	X	X	X	X	X	X	X
Transamerica TS&W International Equity VP		X	X	X	X	X	X	X	X
Transamerica WMC US Growth VP		X	X	X	X	X	X	X	X

Transamerica Funds Underlying Funds:
Fund Name	Transamerica 60/40 Allocation VP	Transamerica Goldman Sachs 70/30 Allocation VP	Transamerica BlackRock Tactical Allocation VP	Transamerica JPMorgan Asset Allocation – Conservative VP	Transamerica JPMorgan Asset Allocation – Growth VP	Transamerica JPMorgan Asset Allocation – Moderate Growth VP	Transamerica JPMorgan Asset Allocation – Moderate VP	Transamerica JPMorgan International Moderate Growth VP
Transamerica Bond*		X	X
Transamerica Core Bond (formerly, Transamerica Intermediate Bond)*	X	X		X		X	X	X
Transamerica Emerging Markets Debt		X	X	X	X	X	X	X
Transamerica Emerging Markets Opportunities		X	X	X	X	X	X	X
Transamerica Energy Infrastructure		X	X	X	X	X	X	X
Transamerica Floating Rate		X	X	X	X	X	X	X
Transamerica High Yield Bond*		X		X		X	X	X
Transamerica High Yield ESG		X	X	X	X	X	X	X
Transamerica High Yield Muni			X	X	X	X	X	X
Transamerica Intermediate Muni			X	X	X	X	X	X
Transamerica International Equity*		X		X	X	X	X	X
Transamerica International Focus*				X	X	X	X	X
Transamerica International Small Cap Value		X	X	X	X	X	X	X
Transamerica International Stock		X	X	X	X	X	X	X
Transamerica Large Cap Value*		X	X	X	X	X	X	X
Transamerica Mid Cap Growth		X	X	X	X	X	X	X
Transamerica Mid Cap Value Opportunities		X	X	X	X	X	X	X
Transamerica Multi-Asset Income			X	X	X	X	X	X
Transamerica Short-Term Bond	X	X	X	X	X	X	X	X
Transamerica Small Cap Growth		X	X	X	X	X	X	X
Transamerica Small Cap Value		X	X	X	X	X	X
Transamerica Sustainable Bond		X	X	X	X	X	X	X
Transamerica Unconstrained Bond		X	X	X	X	X	X	X
* Each eligible asset allocation portfolio is permitted to remain invested in the underlying fund and continue to make additional investments until such time as the asset allocation portfolio fully divests of the underlying fund.

Transamerica Bond
Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities, which may include dollar rolls, U.S. government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities, bank loans and loan participations, structured notes, and preferred securities. The sub-adviser considers emerging market countries as countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations.
Under normal circumstances, at least 50% of the fund’s net assets will be invested in (a) debt securities rated investment grade or higher (rated at least BBB by Standard & Poor’s or Fitch or Baa by Moody’s) by at least two rating agencies or, if unrated, are determined to be of comparable quality by the sub-adviser; (b) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; (c) commercial paper rated Prime, Prime-1 or Prime-2 by NCO/Moody’s Commercial Paper Division, or A-1 or A-2 by Standard & Poor’s; and/or (d) cash or cash equivalents. Up to 50% of the fund’s net assets may be invested in debt securities that do not meet the investment grade criteria referred to above (commonly known as “junk bonds”). Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser). The fund may invest up to 20% of its net assets in equity securities, such as common stocks, rights, warrants or preferred stock. The fund may invest in securities of any maturity and does not have a target average duration.
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environments and global asset classes and proprietary “bottom-up” research of sectors, industries, issuers and individual securities. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement and relative value of markets and securities prices worldwide. In its proprietary “bottom-up” research of corporate and sovereign debt and other fixed-income securities, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined “top-down” and “bottom-up” approach to determine asset class, sector, security, yield curve and duration positions for the fund. The sub-adviser’s research analysts also generally integrate environmental, social and governance (“ESG”) matters within their analytical process for foreign government bonds and notes (including emerging markets), private residential mortgage-backed securities, commercial mortgage-backed securities, certain asset-backed securities (including collateralized mortgage obligations), corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), structured notes, certain preferred securities, certain cash equivalents (including corporate commercial paper) and privately issued debt securities issued pursuant to Rule 144A or Regulation S alongside traditional credit metrics as a risk management tool and as a method to identify financially material ESG factors and arrive at an independent, comprehensive view of the investment. The sub-adviser’s research analysts typically do not consider ESG factors when analyzing other investments, including, but not limited to, investments in dollar rolls, U.S. government bonds and notes, U.S. agency securities, convertible bonds, other convertible securities, certain bank loans and loan participations, asset-backed commercial paper, cash, certain cash equivalent securities, equity securities, common stocks, rights, warrants, derivatives, repurchase agreements and money market instruments. Consideration of ESG matters is subjective and not determinative in the sub-adviser’s investment process. The sub-adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions. The sub-adviser’s research analysts do not take ESG factors into consideration with respect to every investment in the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery, to be announced or forward commitment basis.
The fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
Transamerica Core Bond
Principal Investment Strategies:
The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, primarily in investment grade debt securities, which may include: investment grade corporate securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, and private residential mortgage-backed securities. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Fitch or Baa from Moody's or are of comparable quality as determined by the sub-adviser.

The fund's weighted average duration will typically range from 3 to 10 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The fund may also invest in U.S. Treasury and agency securities, municipal bonds, asset-backed securities (including collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”) and collateralized debt obligations (“CDOs”)), commercial mortgage-backed securities (“CMBS”), high quality short-term debt obligations, dollar rolls and repurchase agreements. The fund’s investments may include debt securities of foreign issuers, including emerging market debt securities. The fund may invest in securities that are denominated in U.S. dollars and in foreign currencies.
The fund may invest up to 10% of its net assets in emerging market debt securities and up to 10% of its net assets in high-yield debt securities (commonly referred to as “junk bonds”), but may invest no more than 15% of its net assets in emerging market debt securities and high-yield debt securities combined. The sub-adviser considers emerging market countries as countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser).
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate, government and agency debt, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movements of markets and securities prices worldwide. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined “top-down” and “bottom-up” approach to determine sector, security, yield curve, and duration positions for the fund. The sub-adviser’s research analysts also generally integrate environmental, social and governance (“ESG”) matters within their analytical process for investment grade corporate debt securities, foreign government bonds and notes (including emerging markets), private residential mortgage-backed securities, certain asset-backed securities (including CLOs, CBOs and CDOs), CMBS, certain cash equivalents (including corporate commercial paper) and privately issued debt securities issued pursuant to Rule 144A or Regulation S alongside traditional credit metrics as a risk management tool and as a method to identify financially material ESG factors and arrive at an independent, comprehensive view of the investment. The sub-adviser’s research analysts typically do not consider ESG factors when analyzing other investments, including, but not limited to, investments in U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, U.S. Treasury and agency securities, municipal bonds, asset-backed commercial paper, dollar rolls, repurchase agreements, derivatives, cash, certain cash equivalent securities and money market instruments. Consideration of ESG matters is subjective and not determinative in the sub-adviser’s investment process. The sub-adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions. The sub-adviser’s research analysts do not take ESG factors into consideration with respect to every investment in the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery, to be announced or forward commitment basis.
The fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
Transamerica Emerging Markets Debt
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, MetLife Investment Management, LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities of issuers located in emerging market countries. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The fund normally invests primarily in fixed-income securities of government and government-related issuers and corporate issuers in emerging market countries, including frontier markets.
The sub-adviser seeks to identify companies in emerging market countries that the sub-adviser believes are undervalued and have attractive or improving fundamentals. The sub-adviser analyzes the global economic environment and its impact on emerging markets. The fund normally invests its assets in local currency and hard currency (such as U.S. dollars and Euros) denominated emerging markets sovereign and corporate debt issues. The fund’s U.S. dollar and euro denominated sovereign exposure is expected to range between 30% and 100% and corporate exposure between 30% and 70%, and the fund’s local currency sovereign and corporate exposures is expected to range between 5% and 40%. The fund’s developed markets exposure will normally range between 0% and 10%. Generally, less than 10% of the fund’s assets will be invested in cash and cash equivalents.

As part of its investment analysis, the sub-adviser also uses sustainability and/or environmental, social and governance (“ESG”) factors to evaluate risk when determining a credit's price. The ESG process is generally taken into account for fixed income securities within the fund, including sovereign, quasi-sovereign, and corporate issuers. The sub-adviser seeks to identify material sustainability or ESG risks and opportunities by considering factors such as social impact, direct environmental impact currently, and planned impact going forward and both management and sovereign governance that have the potential to influence asset prices going forward, which can contribute to its investment decision-making. This analysis of ESG factors is subjective and not determinative in the sub-adviser's security selection process. The sub-adviser may conclude that other attributes of an investment outweigh ESG factors when making investment decisions.
The fund’s holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. The fund may invest in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities. The sub-adviser does not expect defaulted securities to represent more than 5% of the fund’s portfolio at any one time. The sub-adviser may, when or if available, use certain strategies, including the use of derivatives, to seek to protect the fund from what are believed to be overvalued currencies or to take advantage of what are believed to be undervalued currencies. The sub-adviser may use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. The sub-adviser generally considers selling a security when the sub-adviser determines that the holding no longer satisfies the fund’s investment criteria.
The fund may invest in capital securities, which are hybrid securities that combine the characteristics of bonds and preferred stocks. The fund may invest in such securities in order to take advantage of the mispricing of subordinated risk within the marketplace. The sub-adviser does not expect that capital securities will represent more than 5% of the fund’s assets at any one time.
The fund may also invest up to 25% of its assets in cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
The fund may invest up to 5% of its assets in issues traded in the China Bond Connect Program.
The fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
The fund is non-diversified.
Transamerica Emerging Markets Opportunities
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), will invest at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities (including American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”)) of companies that are located and/or conduct substantial business activities in emerging markets, including frontier markets. The sub-adviser considers emerging markets countries to be those countries (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) designated by the fund’s benchmark index provider as emerging. The fund will normally invest primarily in emerging market companies which the sub-adviser believes have above-average potential for capital appreciation based on its “bottom-up” fundamental research and analysis.
Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East, and Africa. Many emerging market securities are denominated in currencies other than the U.S. dollar.
The sub-adviser seeks to develop a portfolio that is generally broadly diversified across issuers, countries, industries and styles. The fund’s portfolio may include stocks that are considered to be either growth stocks or value stocks. Because the sub-adviser’s process is driven primarily by individual stock selection, the overall portfolio’s yield, price-to-earnings ratio, price-to-book ratio, growth rate and other characteristics will vary over time and, at any given time, the fund may emphasize either growth stocks or value stocks, as the overall market may favor growth stocks, or value stocks, as a group for extended periods.
The fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. The sub-adviser will generally invest in mid and large capitalization companies. The sub-adviser considers such companies to be those with market capitalizations generally above $2 billion at the time of purchase. The market capitalization range of the MSCI Emerging Markets Index was $843.39 million to $1.88 trillion as of December 31, 2022, and is expected to change frequently.
The fund’s sub-adviser will not typically utilize derivatives with the exception of purchasing futures for cash equitization purposes or purchasing market access products to seek to achieve efficient investment exposure (e.g., instances where local markets may not be available for trading). Market access products can include warrants on equities, options on equities and equity swaps. The fund may also invest in exchange-traded funds for these purposes.

The fund may invest in China  A-shares (equity securities of Chinese companies) listed and traded on stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
Transamerica Energy Infrastructure
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Kayne Anderson Capital Advisors, L.P. (the “sub-adviser”), seeks to achieve the fund’s stated objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in the equity and debt securities of energy infrastructure companies. The fund considers energy infrastructure companies to include midstream companies (such as master limited partnerships (“MLPs”) and US and Canadian midstream corporations), renewable energy infrastructure companies and other issuers in the energy sector.
Midstream companies are companies that own and operate assets used in energy logistics, including transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products.
Renewable energy infrastructure companies include utilities, independent power producers, developers and other companies that own, provide services for or operate any assets used in the generation, production, distribution, transportation, storage and marketing of renewable energy, including, but not limited to, solar, wind, hydroelectric, geothermal and biomass power.
The sub-adviser considers the “energy sector” to consist of companies involved in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, electricity or renewable energy (“energy-related assets”). Investments in other issuers in the energy sector will consist of companies that own, operate or provide services to energy-related assets.
Investments by the fund may include securities of any capitalization that are publicly traded on an exchange or in the over-the-counter market.
The fund may invest no more than 20% of its total assets in the debt securities of issuers in the energy sector, and no more than 10% of its total assets in debt securities that are rated below investment grade (commonly known as “junk bonds”), including defaulted securities.
The fund may directly invest up to, but not more than, 25% of its total assets in equity or debt securities of MLPs and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes.
The fund may invest in long or short positions using call or put options. The sub-adviser may take long and short positions in an effort to provide some protection in down markets when compared to a fund that takes only long positions. The fund may also invest in foreign securities, but generally will not invest more than 25% of fund assets in foreign securities.
Options trading is not a core strategy of the fund but may be used by the sub-adviser to monetize existing positions when price targets are reached, to generate income or for hedging purposes.
The fund may invest a significant portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments to serve as collateral for the positions the fund takes, to earn income, and for cash management purposes.
The above investment restrictions apply at the time of purchase, and the fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions.
The fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
The fund is non-diversified.
Transamerica Floating Rate
Principal Investment Strategies: Under normal circumstances the fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in floating rate loans or floating rate debt securities. Floating rate loans and floating rate debt securities have interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule, or prevailing interest rates.
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of sectors, industries and securities. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that the sub-adviser believes affect the movement of markets and securities prices worldwide. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, collateral and covenants specific to individual issuers and loans. The sub-adviser uses this combined “top-down” and “bottom-up” approach to determine asset class, sector, security, yield curve and duration positions for the fund. The sub-adviser’s research analysts also generally integrate environmental, social and governance (“ESG”) matters within their analytical process for floating rate debt securities, unsecured fixed rate high yield bonds, certain asset-backed securities (including collateralized loan obligations (“CLOs”)), privately issued debt securities issued pursuant to Rule 144A or Regulation S and certain cash equivalents (including corporate commercial paper) alongside traditional credit metrics as a risk management tool and as a method to identify financially material ESG factors and arrive at an independent, comprehensive view of the investment. The sub-adviser’s research analysts typically do not consider ESG factors when analyzing other investments, including, but not limited to, investments in certain floating rate loans, certain first lien, senior secured term floating rate loans (“senior loans”) to corporate issuers, partnerships and other entities, certain unsecured floating rate loans and floating rate debt securities, certain second lien floating rate loans, certain subordinated bridge loans, money market instruments, certain other fixed rate debt securities, distressed securities that may be in default and have any or no credit rating, certain foreign borrowers and certain foreign debt securities (including emerging market debt securities), exchange traded funds (“ETFs”), cash, certain cash equivalent securities, asset-backed commercial paper, and repurchase agreements. Consideration of ESG matters is subjective and not determinative in the sub-adviser’s investment process. The sub-adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions. The sub-adviser’s research analysts do not take ESG factors into consideration with respect to every investment in the fund.
The fund will normally primarily invest in senior loans to corporate issuers, partnerships and other entities. The fund can invest in senior loans of any maturity and quality. The majority of the fund’s total assets generally will be invested in floating rate loans or floating rate debt securities rated below investment grade (that is, loans or securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser), and the fund may invest without limitation in such loans and securities. The issuers of the loans in which the fund invests may themselves be rated below investment grade even if the loan itself is not.
The fund may invest up to 15% of its net assets in unsecured floating rate loans and floating rate debt securities and up to 15% of its net assets in second lien floating rate loans. The fund may also invest up to 20% of its net assets in subordinated bridge loans, unsecured fixed rate high yield bonds, money market instruments and other fixed rate debt securities, including distressed securities that may be in default and have any or no credit rating. The fund may invest no more than 10% of its net assets in asset-backed securities (including CLOs), and no more than 5% of its net assets in asset-backed securities that are rated below investment grade.
The fund may invest in loans of foreign borrowers and foreign debt securities, including emerging market debt securities, but expects that the majority of its total assets will be invested in loans and debt securities of U.S. borrowers or issuers. The sub-adviser considers emerging market countries as countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. The fund may invest in ETFs to create exposure to asset classes.
The fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
Transamerica High Yield Bond
Principal Investment Strategies: The fund's sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund's objective by investing, under normal circumstances, at least 80% of the fund's net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield bonds (commonly known as “junk bonds”). The fund normally invests primarily in U.S. securities.
Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the sub-adviser). The sub-adviser seeks to achieve high returns for the fund while maintaining a reasonable risk profile.
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate and sovereign debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that the sub-adviser believes affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing fund risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure. The sub-adviser uses this combined “top-down” and “bottom-up” approach to determine asset class, sector, security, yield curve and duration positions for the fund. The sub-adviser’s research analysts also generally integrate environmental, social and governance (“ESG”) matters within their analytical process for high-yield bonds, foreign securities (including emerging markets), investment grade bonds, certain asset-backed securities, private residential mortgage-backed securities, certain preferred equity, privately issued debt securities issued pursuant to Rule 144A or Regulation S and certain cash equivalents (including corporate commercial paper) alongside traditional credit metrics as a risk management tool and as a method to identify financially material ESG factors and arrive at an independent, comprehensive view of the investment. The sub-adviser’s research analysts typically do not consider ESG factors when analyzing other investments, including, but not limited to, investments in certain bank loans, U.S. Treasury and agency mortgage-backed securities, common equity, cash, certain cash equivalent securities, asset-backed commercial paper, repurchase agreements and money market instruments. Consideration of ESG matters is subjective and not determinative in the sub-adviser’s investment process. The sub-adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions. The sub-adviser’s research analysts do not take ESG factors into consideration with respect to every investment in the fund.
The fund has no maturity or duration requirements or limitations. The fund may invest in foreign securities, including up to 10% of its net assets in emerging market securities. The sub-adviser considers emerging market countries as countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations.
To a lesser extent, the fund may invest in investment grade bonds, bank loans, asset backed and mortgage backed securities, preferred equity securities, common equity securities (received in connection with exchanges or restructurings) and cash equivalents. The fund may also invest in hybrid instruments having both debt and equity characteristics.
The fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
Transamerica High Yield ESG
Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in high-yield securities. The sub-adviser focuses on investments that the sub-adviser views as having a favorable environmental, social and governance (“ESG”) profile based on the sub-adviser’s internal ESG evaluation process. The fund normally invests primarily in U.S. securities.
High yield securities (commonly known as “junk” bonds) are high-risk debt securities rated, at the time of investment, below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser. Normally, the high yield securities in which the fund invests are primarily corporate bonds.
The sub-adviser’s ESG evaluation process is designed to emphasize positive selection of investments with favorable ESG characteristics in the view of the sub-adviser, while minimizing exposure to companies considered by the sub-adviser as having less favorable ESG qualities. In this process, the sub-adviser excludes companies involved in certain industries and/or business practices that are viewed as exhibiting the most negative ESG impacts. The sub-adviser then employs a fundamental, proprietary research approach to identify potential investments and categorizes them as belonging to one of five ESG categories.
Category one includes companies viewed by the sub-adviser as having fundamentals that are positively affected by effective ESG practices. Category two companies are judged by the sub-adviser to have fundamentally low exposure to ESG risks or the presence of factors that mitigate ESG risks. Category three companies are those, in the view of the sub-adviser, with ESG risk exposures that could negatively affect fundamentals, but the effect is not measurable and the timing is uncertain. Category four companies are those which the sub-adviser views as having ESG risks resulting in negative pressure on fundamentals, but having a limited impact on its credit rating. Category five includes companies that, in the sub-adviser’s view, have ESG factors resulting in a negative material effect on fundamentals that may or may not be currently reflected in its credit rating.
The fund’s investment universe consists of companies classified by the sub-adviser within categories one through four with the fund’s investments generally predominantly falling in categories one through three.
When assessing a company’s ESG practices, the sub-adviser may take into account a number of ESG considerations of an environmental, social or governance nature. Environmental considerations may include, but are not limited to, climate change and carbon emissions, energy efficiency, waste and pollution, water use and conservation, deforestation, natural resource use and renewable energy. Social considerations may include, but are not limited to, human rights and labor standards, product safety and liability, workplace safety, workplace benefits, employee relations, diversity/inclusion policies, data protection and privacy, community involvement, nutrition and health, and supply chain sourcing. Governance considerations may include, but are not limited to, board independence, board diversity, anticorruption policies, shareholder rights, compensation structures, corporate political contributions and corporate behavior.
The sub-adviser’s research-intensive process uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate debt, stressed and distressed securities, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that it believes affect the movement of markets and securities prices worldwide. This “top-down” analysis assists the sub-adviser in analyzing fund risk and allocating assets among sectors, industries, and credit quality categories. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and capital structure.
The fund has no maturity or duration requirements or limitations. The fund may invest in foreign securities, including up to 10% of its net assets in emerging market securities. The sub-adviser considers emerging market countries as countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations.
To a lesser extent, the fund may invest in investment grade bonds, bank loans, preferred equity securities, common equity securities

(received in connection with exchanges or restructurings) and cash equivalents. The fund may also invest in hybrid instruments having both debt and equity characteristics.
The fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
All investments by the fund, with the exception of cash and certain cash equivalents (including asset-backed commercial paper), repurchase agreements and money market instruments, are subject to the sub-adviser’s ESG assessment framework.
Transamerica High Yield Muni
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Belle Haven Investments, L.P. (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in municipal fixed-income securities the interest from which is exempt from federal income tax and the federal alternative minimum tax (“AMT”) applicable to individuals. Interest income from some of the municipal obligations in which the fund may invest may be subject to the AMT. The fund primarily invests in “high yield” municipal bonds under normal market conditions. For this purpose, “high yield” municipal bonds are those rated medium to lower grade. The fund normally invests primarily in general obligation and revenue bonds issued by U.S. municipal issuers, as well as issuers in U.S. territories and possessions. The fund may invest 25% or more of its total net assets in any sector or sub-sector of the municipal bond market.
The fund pursues an actively managed, total return strategy that seeks to identify inefficiencies in the municipal bond market. The sub-adviser’s investment process is engineered to seek to exploit mispricing that the sub-adviser aims to identify at the issuer, credit, industry, security and/or maturity level based on macro-economic and fundamental analysis. Analysis is also used to determine the fund’s yield curve positioning. Investment decisions are made by the sub-adviser in an effort to maximize total return while balancing portfolio risk.
Medium grade municipal bonds are those rated “A” to “BBB” by Standard & Poor’s Rating Services (“S&P”). Lower-grade municipal bonds (commonly known as “junk bonds”) are those rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or lower than “BBB” by S&P or Fitch, Inc. (“Fitch”) or comparable ratings by other nationally recognized rating organizations (or, in the case of unrated securities, determined by the sub-adviser to be of comparable quality). The fund has the flexibility to invest the remainder of its assets in a broad array of issuers across the credit spectrum.
The fund may also invest up to 15% of its net assets in municipal bonds that are distressed securities. Distressed securities are securities that are the subject of bankruptcy proceedings or are rated in the lowest rating categories by at least one independent rating agency (“CC” or lower by S&P or Fitch or “Ca” or lower by Moody’s), or if unrated, judged to be of comparable quality by the sub-adviser. The fund may also invest in higher quality debt securities.
Under normal conditions, the duration of the fund will generally vary between three and 20 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The fund does not limit the maturity of the securities in which it invests. The maturity of a fixed-income security is the measure of time remaining until the final payment on the security is due. However, under normal circumstances, the fund may focus on longer-term maturities in an effort to capture the higher yields generally associated with such maturities.
The fund may invest more than 25% of its net assets in securities relating to one political subdivision, such as any state or U.S. territory. The fund may invest in derivative instruments such as options and futures contracts for speculative, hedging, or duration management purposes. The fund may also invest in exchange-traded funds (“ETFs”) as well as municipal bond closed-end funds.
The fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
The fund is non-diversified.
Transamerica Intermediate Muni
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, Belle Haven Investments, L.P. (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in municipal fixed-income securities the interest from which is exempt from federal income tax and the federal alternative minimum tax (“AMT”) applicable to individuals. The fund invests primarily in general obligation and revenue bonds issued by U.S. municipal issuers, as well as issuers in U.S. territories and possessions.
The fund is an actively managed, total return strategy that seeks to identify inefficiencies in the municipal bond market. The sub-adviser will invest utilizing a process that seeks to maximize total return, while adhering to longer term strategic risk management through a disciplined commitment to the diversification benefits of investment in a number of security types within the municipal bond market. The sub-adviser does this by taking a flexible approach to where it identifies value opportunities regardless of the par value. The sub-adviser also has the flexibility to invest in a broad array of issuers across the credit spectrum, although the fund is expected to have an investment grade bias.
Under normal conditions, the fund’s dollar-weighted duration is more than 3 years and less than 10 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. A fixed-income security’s maturity is the date at which the security’s issuer legally agrees to repay the principal.
The fund may invest no more than 25% of its net assets in securities of issuers in the same state, political subdivision or U.S. territory. The fund may invest up to 20% of its net assets in taxable investments, including U.S. high yield fixed-income securities (commonly known as “junk bonds”) rated B or higher by Standard & Poor’s. Junk bonds are those securities rated below investment grade by at least one nationally recognized statistical rating organization, or, if unrated, determined by the sub-adviser to be of comparable quality.
The fund may invest in derivative instruments such as options and futures contracts for speculative, hedging, or duration management purposes. The fund may also invest in exchange-traded funds (“ETFs”).
Transamerica International Equity
Principal Investment Strategies: Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of foreign companies representing at least three countries other than the United States. The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), currently anticipates investing in at least 12 countries other than the United States. The sub-adviser emphasizes established companies in individual foreign markets and seeks to stress companies and markets that it believes are undervalued. The sub-adviser expects capital growth to be the predominant component of the fund’s total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize larger, more seasoned or established companies, it may invest in companies of varying sizes as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 10% of its assets in securities of companies in emerging markets. The sub-adviser seeks to diversify the fund’s investments around the world and within markets in an effort to minimize specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI Europe, Australasia and Far East (“EAFE”) Index. The sub-adviser also performs rigorous fundamental analysis. The fund is typically composed of approximately 80-110 stocks as a result of this process.
The sub-adviser generally limits the fund’s investment universe to companies with a minimum of three years of operating history. The sub-adviser employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.
Transamerica International Focus
Principal Investment Strategies: The fund’s sub-adviser, Epoch Investment Partners, Inc. (the “sub-adviser”), invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in common stocks and related equity securities—such as preferred stock, convertible securities and depositary receipts—of issuers economically tied to a number of countries throughout the world, including emerging market countries. In selecting investments for the fund, the sub-adviser seeks companies that have demonstrated superior earnings growth, positive business momentum and sustainable profitability while seeking not to overpay for these growth characteristics. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks. The sub-adviser may invest the fund’s assets in companies of any size. The fund may also invest in warrants and rights.
The sub-adviser will normally invest the fund’s assets in investments economically tied to at least three countries not including the United States. The sub-adviser may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region. The sub-adviser generally considers an issuer of a security or other investment to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; or (f) the issuer is included in an index which is representative of that country.
The sub-adviser normally allocates the fund's investments across different industries and sectors, but the sub-adviser may invest a significant percentage of the fund's assets in issuers in a single or small number of industries or sectors.
The sub-adviser uses a “bottom-up” investment approach to buying and selling investments for the fund. A “bottom-up” approach is looking at individual companies against the context of broader market factors. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser uses a quantitative screen to seek to identify companies with growth characteristics, positive earnings sentiment, stable profitability and reasonable valuations. The sub-adviser may engage in active and frequent trading in pursuing the fund’s principal investment strategies.
The fund may invest up to 5% of its assets in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
Transamerica International Small Cap Value
Principal Investment Strategies: The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), invests under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in small-capitalization companies (“small-cap companies”). The sub-adviser considers small-cap companies to be those with market capitalizations within the range of the fund’s benchmark, the MSCI EAFE Small Cap Index, at the time of investment. As of December 31, 2022, the market capitalization range of the MSCI EAFE Small Cap Index was between $99 million and $8.78 billion. The fund primarily invests in equity securities of small-cap companies located outside the United States. The sub-adviser seeks stocks that it believes are undervalued. The sub-adviser expects capital growth to be the predominant component of the fund’s total return.
Generally, the fund will invest primarily in common stocks of companies listed on foreign securities exchanges, but it may also invest in depositary receipts including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Although the fund will emphasize small-cap companies, it may invest in companies of varying sizes as measured by assets, sales or market capitalization. The fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 25% of its net assets in securities of companies in emerging markets. The sub-adviser seeks to diversify the fund’s investments around the world and within markets in an effort to moderate specific country and currency risks.
The sub-adviser employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the MSCI Europe, Australasia and Far East (“EAFE”) Small Cap Index. The sub-adviser also performs rigorous fundamental analysis. The fund’s portfolio is typically composed of approximately 80-120 securities as a result of this process. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The sub-adviser employs a consistent sell discipline, regularly reviewing the investment thesis and valuation for each stock and selling those where the catalyst is no longer valid or where another stock presents a significantly better combination of risk and expected reward. The sub-adviser trims and reviews for elimination any stock that suffers a significant negative earnings revision and eliminates any stock whose market capitalization reaches twice the maximum market cap of the fund’s benchmark, the MSCI EAFE Small Cap Index.
Transamerica International Stock
Principal Investment Strategies: The fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of companies economically tied to countries outside of the U.S. Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, convertible preferred stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Issuers considered to be economically tied to countries outside of the U.S. include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business outside of the U.S.; (2) an issuer of securities that are principally traded in one or more markets outside the U.S.; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, one or more countries outside of the U.S., or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity outside of the U.S.; (4) a governmental or quasi-governmental entity of a country outside of the U.S.; (5) an issuer of securities that has been classified as non-U.S. by MSCI; or (6) if not covered by MSCI, an issuer of securities that the sub-adviser reasonably believes would be classified as non-U.S. by MSCI, based on MSCI's classification methodology. The fund’s sub-adviser, ClariVest Asset Management LLC (the “sub-adviser”), may consider any one of the six factors when making a determination whether an issuer is “economically tied” to a country outside of the U.S.
In selecting securities for the fund, the fund’s sub-adviser utilizes quantitative tools (including an internally developed algorithm) and qualitative analysis in a “bottom-up” investment process to help identify securities that it believes can improve the fund from a risk-reward perspective, with an emphasis on companies that the sub-adviser views as exhibiting characteristics of accelerating growth, favorable valuation, or both. The sub-adviser constructs a portfolio that seeks to maximize expected return, subject to constraints designed to meet long-run expected active risk goals.
The fund may invest in exchange-traded funds (“ETFs”) in order to equitize cash positions, seek exposure to certain markets or market sectors and to hedge against certain market movements. The fund may sell securities when they no longer meet the sub-adviser’s investment criteria and/or to take advantage of what are believed by the sub-adviser to be more attractive investment opportunities.
The fund’s benchmark is the MSCI EAFE Index, which measures large- and mid-cap equity performance across 21 of 23 developed countries, excluding the U.S. and Canada.
Transamerica Large Cap Value
Principal Investment Strategies: Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large cap companies. The fund considers large cap companies to be companies with capitalizations at the time of investment within the range of companies included in the Russell 1000® Index1. As of December 31, 2022, the market capitalization range of the Russell 1000® Index was between approximately $306 million and $1.2 trillion. The fund’s sub-adviser, Great Lakes Advisors, LLC (the “sub-adviser”), normally focuses primarily on companies with market capitalizations greater than $5 billion. The fund typically holds between 35 and 50 positions. The fund’s benchmark is the Russell 1000® Value Index.
The sub-adviser will employ a relative value approach, combining a quantitative screening tool to identify attractive candidate securities with a bottom-up, fundamental research process to select and weight individual securities. The sub-adviser’s proprietary quantitative screening tool is used to narrow the universe of potential investments by comparing stocks to their peers using a combination of factors, including relative valuation, potential for improving business prospects, earnings quality, and short-term price reversal. Valuation is assessed by the sub-adviser on both a relative and absolute basis. Relative valuation compares a stock to comparable assets in order to gauge its value and attractiveness, whereas absolute valuation evaluates a stock’s worth in absolute terms with no consideration regarding the value of other comparable assets. The sub-adviser generally invests in securities it believes to be attractively valued with the potential to exceed investor expectations and may sell securities that no longer meet the fund’s investment criteria. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The fund will generally invest in companies across a variety of industries and sectors. The fund will normally invest primarily in common stock and depositary receipts. The fund may invest up to 20% of its net assets in non-U.S. securities. The sub-adviser considers non-U.S. securities to include issuers organized or located outside the U.S. and/or that trade primarily in a market located outside the U.S. The fund may invest up to 20% of its net assets in small and/or medium capitalization companies.
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Transamerica Mid Cap Growth
Principal Investment Strategies: The fund normally invests primarily in stocks of medium sized companies which the fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), believes will earn high returns on invested capital, benefit from long term secular growth trends, and meet the sub-adviser’s long term valuation criteria. Under normal circumstances, the sub-adviser invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in securities of medium sized (or mid-cap) companies and other investments with similar economic characteristics. The sub-adviser considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap® Growth Index1.  As of December 31, 2022, the market capitalizations of companies in the Russell Midcap® Growth Index ranged from approximately $735.67 million to $52.82 billion. Over time, the capitalizations of the companies in the Russell Midcap® Growth Index will change. As they do, the size of the companies in which the fund invests may change.
The fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, generally to a lesser extent, stocks that are traded over-the-counter. The fund normally emphasizes common stocks. The fund may also invest in foreign securities. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of the fund’s assets will be invested in cash and cash equivalents.
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Transamerica Mid Cap Value Opportunities
Principal Investment Strategies: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. The fund's sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), considers mid cap companies to be those companies, at the time of purchase, with market capitalizations within the range of companies included in the Russell Midcap® Value Index1 (between approximately $6 billion and

$47 billion as of June 30, 2022, the date of the last reconstitution). The size of the companies in the Russell Midcap® Value Index will change with market conditions. The fund invests primarily in common stocks. The fund may invest in other equity and non-equity securities, including preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.
The sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser's mid cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Parts one and two of the screen attempt to assess a company's discount to private market value relative to other mid cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
The sub-adviser's analysts also explore numerous factors that might affect the outlook for a company. They evaluate publicly available information including, but not limited to, sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.
The sub-adviser generally considers selling a security when the catalyst for the investment is no longer valid, when the sub-adviser believes that another stock will have a higher expected return, or for portfolio risk management. The fund generally engages in active and frequent trading of portfolio securities as part of its principal investment strategy.
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Transamerica Multi-Asset Income
Principal Investment Strategies: The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), deploys an active strategy that normally seeks to invest in a range of securities, including primarily U.S. stocks with market capitalizations at the time of purchase in excess of $3 billion, preferred stocks, and income producing fixed-income securities. Under normal market conditions, the fund invests in a diversified portfolio of credit and equity securities and may shift its investments from one asset class to another in seeking to achieve the fund’s income objective.
The sub-adviser employs a strategic approach to asset allocation and uses a “bottom-up” fundamental investment approach to security selection. The sub-adviser expects to generally invest the fund’s portfolio in a mix of common stock, preferred stock and fixed-income securities. Depending on market factors, allocations may range from approximately 20% to 60% for common stock, 0% to 40% for preferred stock and 20% to 60% for fixed-income securities.
The equity securities in which the fund invests typically consist primarily of common stocks. Debt securities in which the fund invests normally include primarily high yield bonds (also known as “junk bonds”), although the fund may hold other fixed-income securities including various fixed, floating and variable rate instruments, secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, debentures, shorter term instruments and closed-end funds. The fund may invest all of its fixed-income allocation in securities that are rated below investment grade.
The fund may invest in fixed-income securities of any maturity and does not have a target average duration. The fund maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, based on economic conditions, the fund may have significant investments in one or more particular sectors. The fund may also invest up to 25% of its assets in foreign securities, either directly or through depositary receipts. The fund may also invest in exchange-traded funds (“ETFs”).
The fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
Transamerica Short-Term Bond
Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities. The fund’s portfolio weighted average duration will typically range from 1 to 2.5 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
Securities in which the fund may invest include:
•
corporate debt securities of U.S. issuers;
•
debt securities of foreign issuers that are denominated in U.S. dollars, including foreign corporate issuers and foreign governments;
•
obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities;

•
asset-backed securities and mortgage-backed securities, including commercial mortgage-backed securities;
•
dollar rolls; and
•
bank loans.
The fund expects to typically invest no more than 10% of its net assets, but may invest up to 20% of its net assets, in high-yield debt securities (commonly known as “junk bonds”). Junk bonds are high-risk debt securities rated below investment grade (that is, securities rated below BBB by Standard & Poor’s or Fitch or below Baa by Moody’s or, if unrated, determined to be of comparable quality by the fund’s sub-adviser). The fund may invest up to 10% of its net assets in emerging market securities. The sub-adviser considers emerging market countries as countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations.
The sub-adviser uses a combination of a global “top-down” analysis of the macroeconomic and interest rate environment and proprietary “bottom-up” research of corporate and government debt, and other debt instruments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment and valuation factors that affect the movement of markets and securities prices worldwide. In its proprietary “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash flows and, as applicable, collateral. The sub-adviser uses this combined “top-down” and “bottom-up” approach to determine asset class, sector, security, yield curve and duration positions for the fund. The sub-adviser’s research analysts also generally integrate environmental, social and governance (“ESG”) matters within their analytical process for corporate debt securities of U.S. issuers, debt securities of foreign issuers that are denominated in U.S. dollars (including foreign corporate issuers and foreign governments), emerging markets debt securities, certain asset-backed securities, private residential mortgage-backed securities, commercial mortgage-backed securities, privately issued debt securities issued pursuant to Rule 144A or Regulation S and certain cash equivalents (including corporate commercial paper) alongside traditional credit metrics as a risk management tool and as a method to identify financially material ESG factors and arrive at an independent, comprehensive view of the investment. The sub-adviser’s research analysts typically do not consider ESG factors when analyzing other investments, including, but not limited to, obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities, dollar rolls, certain bank loans, bank obligations, savings association obligations, derivatives, repurchase agreements, asset-backed commercial paper, cash, certain cash equivalent securities and money market instruments. Consideration of ESG matters is subjective and not determinative in the sub-adviser’s investment process. The sub-adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions. The sub-adviser’s research analysts do not take ESG factors into consideration with respect to every investment in the fund.
The fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate and total return swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery, to be announced or forward commitment basis.
The fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.
Transamerica Small Cap Growth
Principal Investment Strategies: Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowing, if any, for investment purposes) in stocks of small capitalization companies. The fund’s sub-adviser, Ranger Investment Management, L.P. (the “sub-adviser”), primarily focuses on seeking to identify high quality, high-growth small capitalization companies. The sub-adviser considers small capitalization companies to be companies with market capitalizations that, at the time of initial purchase, have either market capitalizations between $100 million and $2 billion or within the range of the Russell 2000® Growth Index1, which as of May 6, 2022, the most recent reconstitution date of the index, was between $240.1 million and $6.4 billion.
The sub-adviser’s approach to security selection seeks quality growth companies by implementing a “bottom-up”, fundamental research driven security selection process. The sub-adviser’s focus is to attempt to identify companies with characteristics such as high recurring revenue, steady and/or accelerating sales growth, strong balance sheets and free cash flows, stable/expanding margins, and superior return on equity/return on invested capital.
In addition to the extensive quantitative analysis, careful consideration is given to qualitative analysis. The sub-adviser incorporates a preference towards companies with certain qualitative characteristics such as conservative accounting practices, seasoned management team with high corporate integrity, sustainable competitive advantage and ability to grow market share, sound corporate governance, and unique demand drivers. Once these quantitative and qualitative characteristics are analyzed, the sub-adviser then determines whether it believes a company is undervalued and has sufficient upside to the stock price to warrant an investment. The fund is managed using the growth style of investing. At any given time, growth stocks may be out of favor and underperform the overall equity market.
The sub-adviser also views environmental, social and governance (“ESG”) factors as another input alongside traditional fundamental financial analysis when making investment decisions. This ESG integration applies to companies held in the fund. The sub-adviser evaluates a company's ESG strengths and weaknesses based on its internal research process, public company documents, websites, SEC filings, third-party research, and conversations with management. The sub-adviser seeks to identify financially material ESG risks and/or opportunities for a company and the potential for financial impacts. The sub-adviser's ESG analysis is subjective and ESG factors are not determinative in the sub-adviser’s investment process. The sub-adviser may conclude that other attributes of a company outweigh factors when making investment decisions.
The fund may invest in foreign securities through American Depositary Receipts (“ADRs”), and generally will not invest more than 10% of the fund’s assets in foreign securities. The fund only invests in securities traded on U.S. exchanges.
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Transamerica Small Cap Value
Principal Investment Strategies: The fund’s sub-adviser, Peregrine Capital Management, LLC (the “sub-adviser”) invests, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small-capitalization companies. The fund generally considers a small-capitalization company to be a company with a market capitalization within the range of the Russell 2000® Value Index1 at the time of initial purchase. As of December 31, 2022, the market capitalization range of the Russell 2000® Value Index was between $6.1 million and $6.7 billion. The equity securities in which the fund invests are primarily common stocks of U.S. companies.
The sub-adviser uses a proprietary, quantitative screening process designed to identify the least expensive small-capitalization stocks across each sector.  This screening process narrows the investment universe and allows the sub-adviser to focus its fundamental research and analysis on the stocks that the sub-adviser believes are the most undervalued relative to their respective sector peer group. Fundamental research is primarily conducted through financial statement analysis, meetings with company management teams, and interacting with sell-side research analysts. Through its fundamental research and analysis, the sub-adviser seeks to uncover one or more of the following five Value Buy Criteria that the sub-adviser believes may act as a catalyst for stock appreciation:
•
Resolvable Short-Term Problem – Companies that may have gone through a negative fundamental event that has had an impact on stock price and valuation, and the sub-adviser believes the company has a pathway to resolve the problem within a reasonable period of time.
•
Catalyst for Change – Companies that may have a material fundamental event going on that the sub-adviser believes the market is not pricing in to the valuation of the stock.
•
Unrecognized Assets – Companies that the sub-adviser believes may have some intrinsic value that the market is not appreciating and the sub-adviser believes there is a pathway to unlocking that value within the near to moderate term.
•
Fundamental Undervaluation – Companies that the sub-adviser believes lack significant sponsorship from the sell-side community and may have strong margins and growth but are in the 10-15% of the lowest valued names in a sector.
•
Take-Over Potential – Companies that the sub-adviser believes have assets that would be more attractive in the hands of other owners.
The sub-adviser may sell a stock when the sub-adviser believes it has become fairly valued or when signs of fundamental deterioration appear. The sub-adviser may actively trade portfolio securities. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
From time to time, the fund may invest up to 10% of its assets in exchange-traded funds (“ETFs”) in order to manage market liquidity and equitize cash. The fund may also invest some of its assets in cash or in money market instruments, including U.S. Government obligations and repurchase agreements, or make other short-term debt investments to maintain liquidity.
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Transamerica Sustainable Bond
Principal Investment Strategies: The fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), seeks to achieve the fund’s objective by investing, under normal circumstances, at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in fixed-income securities.
The fund’s investments in fixed-income securities may include U.S. government and foreign government bonds and notes (including emerging markets), mortgage-backed, commercial mortgage-backed, and asset-backed securities (including collateralized mortgage obligations), investment grade and below (commonly known as “junk bonds”) corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), convertible bonds and other convertible securities, bank loans and loan participations, structured notes, municipal bonds and preferred securities.
The fund’s investment in fixed-income securities may also include dollar rolls, inflation-protected securities, repurchase agreements and to be announced (“TBA”) transactions.
The fund may invest in securities of any maturity and does not have a target average duration.
Under normal circumstances, the fund has an average credit rating of investment grade.
The fund’s sub-adviser focuses on fixed-income securities of issuers that are, in the sub-adviser’s view, aligned with sustainability initiatives. The fund’s investment universe is defined by the sub-adviser’s Sustainable Investment Committee (“SIC”) which consists of employees of the sub-adviser and affiliated entities within the global Aegon Asset Management organization, who have responsible investing expertise.
Potential investments, except as described below, are screened utilizing the sub-adviser’s proprietary sustainability assessment framework which evaluates issuers or securities using internal and external inputs. The sub-adviser uses positive screening to identify issuers and securities that the sub-adviser believes align with sustainability themes. Using this approach, the sub-adviser avoids investments in issuers, industries or sectors that are in its view inconsistent with its sustainable investing philosophy. The sub-adviser does not utilize a specific exclusions list as part of its sustainability assessment framework.
Eligible investments include issuers or securities that are viewed by the sub-adviser as offering products or services that are aligned with long-term sustainability initiatives including, but not limited to, various environmental and societal initiatives.
The sub-adviser’s sustainability assessment focuses on key sustainability pillars, including climate change, eco solutions, resource efficiency, health and well-being, inclusion and sustainable growth. These sustainable investment opportunities may also align with many of the United Nations’ Sustainable Development Goals (“SDGs”), a set of goals that seek to address the world’s most pressing sustainability issues. While the SDGs provide a helpful framework for identifying sustainable themes, the sub-adviser relies on its proprietary sustainability assessment to determine the eligible investment universe.
The sub-adviser uses a research-driven process in an effort to identify sustainable investment opportunities. The process consists of five primary steps:
1. Sustainability research: The sub-adviser generates sustainable investment ideas using a sustainability assessment process to identify fixed-income investments that the sub-adviser believes will contribute to or benefit from the long-term sustainability of the global economy, environment and society. The process combines internal expertise alongside external data to analyze a potential investment’s sustainability profile. Sustainable investment ideas are presented to the SIC for further evaluation.
2. Sustainability determination: The SIC reviews the sustainability research and ultimately determines the sustainable investment universe for the fund. The SIC reviews investments for alignment with sustainable initiatives and identifies an eligible investment universe consisting of issuers or securities that are viewed as offering products or services that are aligned with long-term sustainability. Issuers and securities are classified into one of five categories depending on their level of alignment with sustainability initiatives. As an example, category one, category two, and category three may include companies with varying levels of revenues tied to products or services aligned with sustainability initiatives (category one representing “leaders” with the highest amount of such revenues, and category three representing “improvers” with the lowest amount of such revenues). Category four may include companies that the sub-adviser believes do not have a material amount of revenues aligned with sustainability initiatives but are likely not involved in activities that are counter to sustainable initiatives. Category five may include companies that may be involved in controversial activities that are against sustainable initiatives. The sustainability criteria is tailored to the fixed-income sector.
3. Economic research and recommendation: In its proprietary, “bottom-up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness, capital structure, covenants, cash-flows and, as applicable, collateral. The sub-adviser’s research analysts also generally integrate environmental, social and governance (“ESG”) matters within their analytical process for private residential mortgage-backed securities, commercial mortgage-backed securities, certain asset-backed securities (including collateralized loan obligations), investment grade and below (commonly known as “junk bonds”), corporate bonds of issuers in the U.S. and foreign countries (including emerging markets), certain bank loans and loan participations, structured notes, certain preferred securities and certain cash equivalents (including corporate commercial paper) alongside traditional credit metrics, as a risk management tool and as a method to identify financially material ESG factors and arrive at an independent, comprehensive view of the investment. The sub-adviser’s research analysts typically do not consider ESG factors when analyzing other investments, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, convertible bonds, other convertible securities, municipal bonds, derivatives instruments, dollar rolls, inflation-protected securities, repurchase agreements, to be announced transactions, cash and certain cash equivalents. Consideration of ESG matters is subjective and not determinative in the investment process. ESG factors are evaluated separately from the sustainability analysis, and the sub-adviser may conclude that other attributes of an investment outweigh ESG considerations. While the sub-adviser performs sustainability analysis on all holdings in the fund, except as described below, the sub-adviser does not take ESG factors into consideration with respect to every investment in the fund.

4. Portfolio construction: The sub-adviser combines the proprietary “bottom-up” research with “top-down” analysis of the macroeconomic and interest rate environments. In the sub-adviser’s “top-down” approach, the sub-adviser analyzes various fundamental, technical, sentiment, and valuation factors that affect the movement of markets and securities prices worldwide. This “top-down” analysis includes a relative value assessment across asset classes as the sub-adviser constructs a sustainability-themed portfolio based on the eligible sustainable investment universe set by the SIC. The fund invests in issuers or securities within categories one through three of the sub-adviser’s sustainability criteria described above.
5. Engagement: The sub-adviser’s dedicated Responsible Investment team may engage with issuers in an effort to encourage issuers to enhance the sustainability of their businesses and make positive change.
The fund may utilize derivatives, such as options, futures, forward currency contracts and swaps, including, but not limited to, interest rate, total return and credit default swaps. These investment strategies may be employed as a hedging technique, as a means of altering investment characteristics of the fund’s portfolio (such as shortening or lengthening duration), in an attempt to enhance returns or for other purposes.
The fund may purchase securities on a when-issued, delayed delivery or forward-commitment basis.
All investments by the fund, with the exception of cash, cash equivalents and derivatives instruments, in each case used for duration and/or temporary cashflow management purposes, are subject to the sub-adviser’s sustainability screening process.
Transamerica Unconstrained Bond
Principal Investment Strategies: Under normal circumstances, the fund’s sub-adviser, PineBridge Investments LLC (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in bonds. The fund may invest in investment grade and below investment grade (commonly known as “junk bonds”) fixed-income securities issued by domestic and foreign issuers, including those in emerging market countries. The bonds in which the fund may invest may be issued by governments, their agencies or instrumentalities, and corporate issuers. The fund is not constrained by management against an index.
The fund may invest opportunistically across a broad array of fixed-income sectors including but not limited to U.S. government bonds, inflation-protected securities, international government bonds, municipal bonds, intermediate maturity corporate bonds, long maturity corporate bonds, bank loans (including loan participations and loan assignments), high yield bonds, emerging markets sovereign bonds, emerging market corporate bonds, emerging market local currency debt, asset-backed securities (including collateralized loan obligations (“CLOs”)), mortgage-backed securities, commercial mortgage-backed securities, other securitized assets, and cash/cash equivalents. The fund has a broad investment universe that covers multiple sectors, quality grades, and security types. Yield curve exposure can be from U.S. or non-U.S. sectors. On a portfolio level, the fund actively manages duration and yield curve positioning. The average portfolio duration of the fund will normally vary from -3 to 10 years. During periods of market volatility, duration may deviate outside this range. Duration is a measure of the sensitivity of a security to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
Based on fundamental macroeconomic research and the resulting asset allocation output, the fund may rotate between the different fixed-income sectors and may exclude certain sectors based on relative attractiveness. No fixed-income sector is expected to constitute more than 35% of the fund. While the fund will normally invest primarily in investment grade securities, it may invest without limit in below investment grade issues during periods when the sub-adviser believes there are attractive valuations supported by strong economic fundamentals. Each sector will be actively managed, with a well-diversified and risk managed sub portfolio of directly invested securities with no more than 5% invested in any non-government issuer. Investments in preferred and convertible securities generally will not exceed 15% of the fund’s net assets. The fund may invest up to 10% of its assets in CLOs. The fund may invest significantly in non-dollar denominated developed and emerging market bonds on a hedged or unhedged basis. The fund’s bank loan investments may include senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt and other types of secured or unsecured loans with fixed, floating or variable interest rates. The fund may also invest in To Be Announced (“TBA”) mortgages and dollar rolls.
The fund may use derivatives such as swaps, futures, forwards and structured investments, for investment purposes or in an effort to hedge and mitigate uncertainties from exposure to such factors as credit, interest rates, inflation, and exchange rates. Swaps, such as interest rate, inflation, total return, or credit default (on indices or individual issues) are allowed as long as the maximum underlying notional value does not exceed 33% of the underlying market value of the fund. When segments are believed to be overvalued, the fund may short indices or individual issues.
The fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended.

Transamerica Funds Underlying Funds' Summary of Principal Risks
Fund Name	Transamerica Bond	Transamerica Core Bond	Transamerica Emerging Markets Debt	Transamerica Emerging Markets Opportunities	Transamerica Energy Infrastructure
Active Trading	X	X	X	X	X
Arbitrage					X
Bank Obligations	X
Capital Markets Access					X
Cash Flow					X
China A-Shares				X
Convertible Securities	X			X
Counterparty	X	X	X	X	X
Credit	X	X	X	X	X
Currency	X	X	X	X	X
Currency Hedging	X	X	X
Depositary Receipts				X
Derivatives	X	X	X	X	X
Distressed or Defaulted Securities	X		X		X
Dollar Rolls	X	X
Emerging Markets	X	X	X	X
Energy Sector					X
Equity Securities	X			X	X
Extension	X	X	X		X
Fixed-Income Securities	X	X	X		X
Floating Rate Loans	X
Focused Investing	X	X	X	X	X
Foreign Investments	X	X	X	X	X
Frontier Markets			X	X
Growth Stocks				X
Hedging	X	X
High-Yield Debt Securities	X	X	X		X
Hybrid Instruments			X
Industry Concentration					X
Inflation	X	X
Inflation-Protected Securities	X	X
Interest Rate	X	X	X		X
IPOs					X
Investments in the China Interbank Bond Market			X
Large Capitalization Companies				X	X
Large Shareholder	X	X	X	X	X
Leveraging	X	X	X	X	X
LIBOR	X	X
Liquidity	X	X	X	X	X
Loans	X	X
Management	X	X	X	X	X
Market	X	X	X	X	X
Master Limited Partnerships					X
Medium Capitalization Companies				X
Mortgage-Related and Asset-Backed Securities	X	X
Municipal Securities	X	X
Non-Diversification			X		X
Preferred Stock	X
Prepayment or Call	X	X	X		X

Fund Name	Transamerica Bond	Transamerica Core Bond	Transamerica Emerging Markets Debt	Transamerica Emerging Markets Opportunities	Transamerica Energy Infrastructure
Privately Placed and Other Restricted Securities	X	X	X		X
Renewable Infrastructure Company					X
Repurchase Agreements	X	X	X		X
Short Sales					X
Small and Medium Capitalization Companies					X
Sovereign Debt	X	X	X
Structured Instruments	X
Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations	X	X	X
Tax					X
To Be Announced (TBA) Transactions	X	X
Underlying Exchange-Traded Funds				X
U.S. Government and Agency Obligations	X	X
Valuation	X	X	X	X	X
Value Investing				X
Warrants and Rights	X			X
Yield	X	X

Fund Name	Transamerica Floating Rate	Transamerica High Yield Bond	Transamerica High Yield ESG	Transamerica High Yield Muni	Transamerica Intermediate Muni
Active Trading	X	X	X	X	X
Bank Obligations		X	X
Counterparty	X	X	X	X	X
Credit	X	X	X	X	X
Currency	X	X	X
Derivatives				X	X
Distressed or Defaulted Securities	X	X	X	X
Emerging Markets	X	X	X
Energy Sector		X	X
Equity Securities		X	X
Environmental, Social and Governance (“ESG”) Investing			X
Extension	X	X	X	X	X
Fixed-Income Securities	X	X	X	X	X
Floating Rate Loans	X	X	X
Focused Investing	X	X	X	X	X
Foreign Investments	X	X	X
High-Yield Debt Securities	X	X	X	X	X
Hybrid Instruments		X	X
Interest Rate	X	X	X	X	X
Junior Loans	X
Large Shareholder	X	X	X	X	X
Leveraging	X			X	X
LIBOR	X	X	X
Liquidity	X	X	X	X	X
Loans	X	X	X
Management	X	X	X	X	X
Market	X	X	X	X	X
Mortgage-Related and Asset-Backed Securities	X
Municipal Securities				X	X
Non-Diversification				X

Fund Name	Transamerica Floating Rate	Transamerica High Yield Bond	Transamerica High Yield ESG	Transamerica High Yield Muni	Transamerica Intermediate Muni
Preferred Stock		X	X
Prepayment or Call	X	X	X	X	X
Privately Placed and Other Restricted Securities	X	X	X	X
Repurchase Agreements	X			X	X
Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations	X	X
Taxable Investments				X	X
Underlying Exchange-Traded Funds	X			X	X
Valuation	X	X	X	X	X
Yield	X	X	X

Fund Name	Transamerica International Equity	Transamerica International Focus	Transamerica International Small Cap Value	Transamerica International Stock	Transamerica Large Cap Value
Active Trading	X	X	X	X	X
China A-Shares		X
Convertible Securities		X
Currency	X	X	X	X	X
Depositary Receipts	X	X	X	X	X
Emerging Markets	X	X	X
Equity Securities	X	X	X	X	X
Focused Investing	X	X	X		X
Foreign Investments	X	X	X	X	X
Growth Stocks	X	X		X
Large Capitalization Companies	X	X		X	X
Large Shareholder	X	X	X	X	X
Liquidity	X	X	X	X	X
Management	X	X	X	X	X
Market	X	X	X	X	X
Medium Capitalization Companies				X
Model and Data				X
Preferred Stock		X		X
Small and Medium Capitalization Companies	X	X			X
Small Capitalization Companies			X	X
Underlying Exchange-Traded Funds				X
Valuation	X	X	X	X	X
Value Investing	X		X	X	X
Warrants and Rights		X		X

Fund Name	Transamerica Mid Cap Growth	Transamerica Mid Cap Value Opportunities	Transamerica Multi-Asset Income	Transamerica Short Term Bond
Active Trading	X	X	X	X
Asset Allocation			X
Bank Obligations				X
Convertible Securities		X	X
Counterparty	X		X	X
Credit	X		X	X
Currency	X	X	X	X
Depositary Receipts		X	X
Derivatives				X
Dollar Rolls				X

Fund Name	Transamerica Mid Cap Growth	Transamerica Mid Cap Value Opportunities	Transamerica Multi-Asset Income	Transamerica Short Term Bond
Emerging Markets				X
Equity Securities	X	X	X
Extension			X	X
Fixed-Income Securities			X	X
Floating Rate Loans				X
Focused Investing	X	X		X
Foreign Investments	X	X	X	X
Growth Stocks	X		X
Hedging				X
High-Yield Debt Securities			X	X
Inflation			X	X
Inflation-Protected Securities				X
Interest Rate			X	X
Investment Companies			X
Large Capitalization Companies			X
Large Shareholder	X	X	X	X
Leveraging	X			X
LIBOR			X	X
Liquidity			X	X
Loans			X	X
Management	X	X	X	X
Market	X	X	X	X
Medium Capitalization Companies	X	X	X
Mortgage-Related and Asset-Backed Securities				X
Preferred Stock	X	X	X
Prepayment or Call			X	X
Privately Placed and Other Restricted Securities			X	X
REITs		X
Repurchase Agreements	X
Small Capitalization Companies	X		X
Sovereign Debt				X
Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations				X
To Be Announced (TBA) Transactions				X
Underlying Exchange-Traded Funds			X
U.S. Government and Agency Obligations				X
Valuation	X	X	X	X
Value Investing		X	X
Yield				X

Fund Name	Transamerica Small Cap Growth	Transamerica Small Cap Value	Transamerica Sustainable Bond	Transamerica Unconstrained Bond
Active Trading	X	X	X	X
Bank Obligations			X	X
Convertible Securities			X	X
Counterparty			X	X
Credit			X	X
Currency	X		X	X
Currency Hedging			X	X
Depositary Receipts	X
Derivatives			X	X

Fund Name	Transamerica Small Cap Growth	Transamerica Small Cap Value	Transamerica Sustainable Bond	Transamerica Unconstrained Bond
Distressed or Defaulted Securities			X
Dollar Rolls			X	X
Emerging Markets			X	X
Equity Securities	X	X	X	X
Extension			X	X
Fixed-Income Securities			X	X
Floating Rate Loans			X
Focused Investing	X		X	X
Foreign Investments	X		X	X
Growth Stocks	X
Hedging			X
High-Yield Debt Securities			X	X
Inflation			X
Inflation-Protected Securities			X	X
Interest Rate			X	X
Large Shareholder	X	X	X	X
Leveraging			X	X
LIBOR			X	X
Liquidity	X	X	X	X
Loans			X	X
Management	X	X	X	X
Market	X	X	X	X
Money Market Funds				X
Mortgage-Related and Asset-Backed Securities			X	X
Municipal Securities			X	X
Preferred Stock			X	X
Prepayment or Call			X	X
Privately Placed and Other Restricted Securities			X	X
Repurchase Agreements			X	X
Short Sales				X
Small Capitalization Companies	X	X
Sovereign Debt			X	X
Structured Instruments			X	X
Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations	X		X
Sustainability Investing			X
To Be Announced (TBA) Transactions			X	X
Underlying Exchange-Traded Funds		X
U.S. Government and Agency Obligations			X	X
Valuation	X	X	X	X
Value Investing		X
Warrants and Rights			X
Yield			X

Financial Highlights

The Financial Highlights table is intended to help you understand a portfolio’s performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio for the period shown, assuming reinvestment of all dividends and distributions. Information has been derived from financial statements audited by Ernst & Young, LLP, an Independent Registered Public Accounting firm, whose reports, along with the portfolios’ financial statements, are included in the December 31, 2022 Annual Report to Shareholders, which is available to you upon request.
Information is not shown for Initial Class shares of Transamerica 60/40 Allocation VP, Transamerica American Funds Managed Risk VP, Transamerica BlackRock iShares Dynamic Allocation – Balanced VP, Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP, Transamerica BlackRock iShares Edge 50 VP, Transamerica BlackRock iShares Edge 75 VP, Transamerica BlackRock iShares Edge 100 VP, Transamerica Goldman Sachs 70/30 Allocation VP, Transamerica Great Lakes Advisors Large Cap Value VP, Transamerica Madison Diversified Income VP, Transamerica Market Participation Strategy VP, Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP and Transamerica ProFund UltraBear VP, as these portfolios had not, as of December 31, 2022, issued Initial Class shares.

Transamerica 60/40 Allocation VP
For a share outstanding during the period and years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018(A)
Net asset value, beginning of period/year	$13.63	$12.46	$11.18	$9.35	$10.00
Investment operations:
Net investment income (loss)(B)	0.18	0.14	0.15	0.12	0.10
Net realized and unrealized gain (loss)	(2.04)	1.51	1.24	1.74	(0.75)
Total investment operations	(1.86)	1.65	1.39	1.86	(0.65)
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.12)	(0.07)	(0.02)	–
Net realized gains	(0.54)	(0.36)	(0.04)	(0.01)	–
Total dividends and/or distributions to shareholders	(0.67)	(0.48)	(0.11)	(0.03)	–
Net asset value, end of period/year	$11.10	$13.63	$12.46	$11.18	$9.35
Total return	(13.80)%	13.29%	12.47%	20.13%	(6.70)%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$48,484	$54,506	$43,254	$26,292	$8,281
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	0.65%	0.63%	0.66%	0.71%	2.02%(E)
Including waiver and/or reimbursement and recapture(F)	0.47%	0.45%	0.52%	0.63%	0.63%(E)
Net investment income (loss) to average net assets	1.54%	1.05%	1.36%	1.12%	1.03%(E)
Portfolio turnover rate	44%	28%	20%	14%	19%(C)
(A)
Commenced operations on January 12, 2018.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Does not include expenses of the underlying investments in which the Portfolio invests.
(E)
Annualized.
(F)
TAM has contractually agreed to waive 0.18% of its management fee through May 1, 2023. These amounts are not subject to recapture by TAM.

Transamerica Aegon Bond VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$11.08	$12.08	$11.77	$11.12	$11.56
Investment operations:
Net investment income (loss)(A)	0.28	0.23	0.27	0.31	0.27
Net realized and unrealized gain (loss)	(1.91)	(0.33)	0.61	0.63	(0.35)
Total investment operations	(1.63)	(0.10)	0.88	0.94	(0.08)
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.18)	(0.52)	(0.29)	(0.30)
Net realized gains	–	(0.72)	(0.05)	–	(0.06)
Total dividends and/or distributions to shareholders	(0.27)	(0.90)	(0.57)	(0.29)	(0.36)
Net asset value, end of year	$9.18	$11.08	$12.08	$11.77	$11.12
Total return	(14.84)%	(0.87)%	7.68%	8.41%	(0.65)%
Ratio and supplemental data:
Net assets end of year (000’s)	$773,454	$1,153,539	$1,372,817	$1,805,918	$1,833,477
Expenses to average net assets	0.66%	0.67%	0.67%	0.67%	0.69%
Net investment income (loss) to average net assets	2.82%	1.96%	2.24%	2.63%	2.37%
Portfolio turnover rate(B)	126%	18%	30%	27%	42%
(A)
Calculated based on average number of shares outstanding.
(B)
Excludes sale-buyback transactions.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$10.97	$11.96	$11.65	$11.01	$11.46
Investment operations:
Net investment income (loss)(A)	0.25	0.20	0.24	0.27	0.24
Net realized and unrealized gain (loss)	(1.89)	(0.32)	0.61	0.63	(0.36)
Total investment operations	(1.64)	(0.12)	0.85	0.90	(0.12)
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.15)	(0.49)	(0.26)	(0.27)
Net realized gains	–	(0.72)	(0.05)	–	(0.06)
Total dividends and/or distributions to shareholders	(0.24)	(0.87)	(0.54)	(0.26)	(0.33)
Net asset value, end of year	$9.09	$10.97	$11.96	$11.65	$11.01
Total return	(15.08)%	(1.07)%	7.40%	8.22%	(1.02)%
Ratio and supplemental data:
Net assets end of year (000’s)	$540,763	$748,830	$813,000	$811,186	$806,020
Expenses to average net assets	0.91%	0.92%	0.92%	0.92%	0.94%
Net investment income (loss) to average net assets	2.58%	1.72%	1.99%	2.38%	2.11%
Portfolio turnover rate(B)	126%	18%	30%	27%	42%
(A)
Calculated based on average number of shares outstanding.
(B)
Excludes sale-buyback transactions.

Transamerica Aegon Core Bond VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$12.63	$13.65	$13.23	$12.52	$12.94
Investment operations:
Net investment income (loss)(A)	0.31	0.27	0.32	0.35	0.34
Net realized and unrealized gain (loss)	(1.91)	(0.40)	0.66	0.72	(0.33)
Total investment operations	(1.60)	(0.13)	0.98	1.07	0.01
Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.38)	(0.52)	(0.36)	(0.43)
Net realized gains	(0.05)	(0.51)	(0.04)	–	–
Total dividends and/or distributions to shareholders	(0.39)	(0.89)	(0.56)	(0.36)	(0.43)
Net asset value, end of year	$10.64	$12.63	$13.65	$13.23	$12.52
Total return	(12.77)%	(1.03)%	7.46%	8.53%	0.08%
Ratio and supplemental data:
Net assets end of year (000’s)	$117,521	$146,690	$161,281	$363,293	$351,911
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.50%	0.52%	0.52%	0.52%	0.51%
Including waiver and/or reimbursement and recapture	0.50%	0.52%	0.52%	0.52%	0.51%(B)
Net investment income (loss) to average net assets	2.70%	2.08%	2.37%	2.65%	2.70%
Portfolio turnover rate	116%	27%	30%	26%	35%
(A)
Calculated based on average number of shares outstanding.
(B)
Waiver and/or reimbursement rounds to less than 0.01%.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$13.62	$14.65	$14.17	$13.39	$13.80
Investment operations:
Net investment income (loss)(A)	0.30	0.26	0.31	0.33	0.33
Net realized and unrealized gain (loss)	(2.06)	(0.44)	0.70	0.78	(0.35)
Total investment operations	(1.76)	(0.18)	1.01	1.11	(0.02)
Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.34)	(0.49)	(0.33)	(0.39)
Net realized gains	(0.05)	(0.51)	(0.04)	–	–
Total dividends and/or distributions to shareholders	(0.35)	(0.85)	(0.53)	(0.33)	(0.39)
Net asset value, end of year	$11.51	$13.62	$14.65	$14.17	$13.39
Total return	(12.99)%	(1.27)%	7.16%	8.25%	(0.09)%
Ratio and supplemental data:
Net assets end of year (000’s)	$276,136	$360,914	$376,623	$320,594	$274,017
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.77%	0.77%	0.77%	0.76%
Including waiver and/or reimbursement and recapture	0.75%	0.77%	0.77%	0.77%	0.76%(B)
Net investment income (loss) to average net assets	2.41%	1.83%	2.11%	2.40%	2.45%
Portfolio turnover rate	116%	27%	30%	26%	35%
(A)
Calculated based on average number of shares outstanding.
(B)
Waiver and/or reimbursement rounds to less than 0.01%.

Transamerica Aegon High Yield Bond VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$7.72	$7.65	$7.78	$7.27	$7.94
Investment operations:
Net investment income (loss)(A)	0.37	0.36	0.39	0.44	0.46
Net realized and unrealized gain (loss)	(1.22)	0.13	(0.04)	0.57	(0.63)
Total investment operations	(0.85)	0.49	0.35	1.01	(0.17)
Dividends and/or distributions to shareholders:
Net investment income	(0.42)	(0.42)	(0.48)	(0.50)	(0.50)
Net asset value, end of year	$6.45	$7.72	$7.65	$7.78	$7.27
Total return	(11.12)%	6.35%	5.04%	14.21%	(2.35)%
Ratio and supplemental data:
Net assets end of year (000’s)	$66,793	$83,291	$96,601	$104,239	$97,618
Expenses to average net assets	0.62%	0.62%	0.63%	0.65%	0.64%
Net investment income (loss) to average net assets	5.35%	4.68%	5.34%	5.64%	5.96%
Portfolio turnover rate	16%	36%	40%	37%	32%
(A)
Calculated based on average number of shares outstanding.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$7.87	$7.78	$7.91	$7.38	$8.06
Investment operations:
Net investment income (loss)(A)	0.36	0.35	0.38	0.42	0.45
Net realized and unrealized gain (loss)	(1.25)	0.14	(0.05)	0.59	(0.65)
Total investment operations	(0.89)	0.49	0.33	1.01	(0.20)
Dividends and/or distributions to shareholders:
Net investment income	(0.40)	(0.40)	(0.46)	(0.48)	(0.48)
Net asset value, end of year	$6.58	$7.87	$7.78	$7.91	$7.38
Total return	(11.45)%	6.25%	4.68%	13.97%	(2.71)%
Ratio and supplemental data:
Net assets end of year (000’s)	$119,435	$160,658	$160,615	$166,739	$147,752
Expenses to average net assets	0.87%	0.87%	0.88%	0.90%	0.89%
Net investment income (loss) to average net assets	5.09%	4.42%	5.08%	5.39%	5.71%
Portfolio turnover rate	16%	36%	40%	37%	32%
(A)
Calculated based on average number of shares outstanding.

Transamerica Aegon Sustainable Equity Income VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$21.11	$17.60	$22.57	$22.22	$25.65
Investment operations:
Net investment income (loss)(A)	0.34	0.34	0.43	0.57	0.57
Net realized and unrealized gain (loss)	(2.80)	3.60	(2.48)	4.29	(3.45)
Total investment operations	(2.46)	3.94	(2.05)	4.86	(2.88)
Dividends and/or distributions to shareholders:
Net investment income	(0.41)	(0.43)	(0.58)	(0.63)	(0.55)
Net realized gains	(0.67)	–	(2.34)	(3.88)	–
Total dividends and/or distributions to shareholders	(1.08)	(0.43)	(2.92)	(4.51)	(0.55)
Net asset value, end of year	$17.57	$21.11	$17.60	$22.57	$22.22
Total return	(11.63)%	22.42%	(7.35)%	23.91%	(11.50)%
Ratio and supplemental data:
Net assets end of year (000’s)	$365,350	$448,361	$440,332	$564,788	$523,815
Expenses to average net assets	0.69%	0.69%	0.74%	0.72%	0.71%
Net investment income (loss) to average net assets	1.86%	1.70%	2.40%	2.43%	2.26%
Portfolio turnover rate	22%	23%	135%	61%	29%
(A)
Calculated based on average number of shares outstanding.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$21.14	$17.63	$22.59	$22.23	$25.65
Investment operations:
Net investment income (loss)(A)	0.30	0.29	0.38	0.51	0.50
Net realized and unrealized gain (loss)	(2.81)	3.60	(2.47)	4.29	(3.43)
Total investment operations	(2.51)	3.89	(2.09)	4.80	(2.93)
Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.38)	(0.53)	(0.56)	(0.49)
Net realized gains	(0.67)	–	(2.34)	(3.88)	–
Total dividends and/or distributions to shareholders	(1.02)	(0.38)	(2.87)	(4.44)	(0.49)
Net asset value, end of year	$17.61	$21.14	$17.63	$22.59	$22.23
Total return	(11.84)%	22.12%	(7.59)%	23.57%	(11.69)%
Ratio and supplemental data:
Net assets end of year (000’s)	$178,192	$235,078	$225,731	$255,061	$223,450
Expenses to average net assets	0.94%	0.94%	0.99%	0.97%	0.96%
Net investment income (loss) to average net assets	1.61%	1.45%	2.16%	2.17%	2.01%
Portfolio turnover rate	22%	23%	135%	61%	29%
(A)
Calculated based on average number of shares outstanding.

Transamerica Aegon U.S. Government Securities VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$10.38	$11.69	$10.92	$10.45	$10.75
Investment operations:
Net investment income (loss)(A)	0.15	0.12	0.15	0.21	0.17
Net realized and unrealized gain (loss)	(1.50)	(0.39)	0.83	0.48	(0.15)
Total investment operations	(1.35)	(0.27)	0.98	0.69	0.02
Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.25)	(0.20)	(0.22)	(0.32)
Net realized gains	–	(0.79)	(0.01)	–	–
Total dividends and/or distributions to shareholders	(0.10)	(1.04)	(0.21)	(0.22)	(0.32)
Net asset value, end of year	$8.93	$10.38	$11.69	$10.92	$10.45
Total return	(13.03)%	(2.39)%	8.97%	6.60%	0.26%
Ratio and supplemental data:
Net assets end of year (000’s)	$63,432	$81,905	$105,166	$80,042	$78,801
Expenses to average net assets	0.59%	0.60%	0.59%	0.61%	0.62%
Net investment income (loss) to average net assets	1.56%	1.06%	1.32%	1.92%	1.60%
Portfolio turnover rate	9%	29%	128%	44%	85%
(A)
Calculated based on average number of shares outstanding.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$10.78	$12.07	$11.28	$10.79	$11.07
Investment operations:
Net investment income (loss)(A)	0.13	0.09	0.13	0.19	0.15
Net realized and unrealized gain (loss)	(1.56)	(0.39)	0.84	0.50	(0.15)
Total investment operations	(1.43)	(0.30)	0.97	0.69	–
Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.20)	(0.17)	(0.20)	(0.28)
Net realized gains	–	(0.79)	(0.01)	–	–
Total dividends and/or distributions to shareholders	(0.08)	(0.99)	(0.18)	(0.20)	(0.28)
Net asset value, end of year	$9.27	$10.78	$12.07	$11.28	$10.79
Total return	(13.30)%	(2.53)%	8.66%	6.35%	0.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$313,902	$225,327	$321,870	$234,467	$398,566
Expenses to average net assets	0.84%	0.85%	0.84%	0.86%	0.87%
Net investment income (loss) to average net assets	1.37%	0.81%	1.04%	1.67%	1.37%
Portfolio turnover rate	9%	29%	128%	44%	85%
(A)
Calculated based on average number of shares outstanding.

Transamerica American Funds Managed Risk VP
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$13.34	$11.90	$11.91	$10.48	$11.59
Investment operations:
Net investment income (loss)(A)	0.24	0.17	0.11	0.15	0.17
Net realized and unrealized gain (loss)	(1.77)	1.38	0.37	1.69	(0.81)
Total investment operations	(1.53)	1.55	0.48	1.84	(0.64)
Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.11)	(0.14)	(0.14)	(0.10)
Net realized gains	(0.05)	–	(0.35)	(0.27)	(0.37)
Total dividends and/or distributions to shareholders	(0.23)	(0.11)	(0.49)	(0.41)	(0.47)
Net asset value, end of year	$11.58	$13.34	$11.90	$11.91	$10.48
Total return	(11.42)%	13.08%	4.29%	17.81%	(5.82)%
Ratio and supplemental data:
Net assets end of year (000’s)	$900,545	$1,106,790	$1,061,238	$1,015,698	$781,007
Expenses to average net assets(B)	0.81%	0.82%	0.84%	0.83%	0.84%
Net investment income (loss) to average net assets	1.99%	1.32%	0.96%	1.37%	1.46%
Portfolio turnover rate	–%	–%	9%	2%	–%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.

Transamerica BlackRock Government Money Market VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)(A)	0.01	0.00(B)	0.00(B)	0.02	0.02
Net realized and unrealized gain (loss)	–	–	–	–	(0.00)(B)
Total investment operations	0.01	0.00(B)	0.00(B)	0.02	0.02
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.00)(B)	(0.00)(B)	(0.02)	(0.02)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.39%	0.00%	0.29%	1.95%	1.72%
Ratio and supplemental data:
Net assets end of year (000’s)	$218,990	$197,487	$228,116	$176,468	$204,590
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.28%	0.29%	0.37%	0.29%	0.32%
Including waiver and/or reimbursement and recapture	0.24%(C)	0.07%(C)	0.25%(C)	0.29%	0.32%(D)
Net investment income (loss) to average net assets	1.42%	0.00%(E)	0.25%	1.96%	1.58%
(A)
Calculated based on average number of shares outstanding.
(B)
Rounds to less than $0.01 or $(0.01).
(C)
Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(D)
Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. These earlier recaptures were discontinued by Transamerica Asset Management, Inc. as of June 30, 2018. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(E)
Rounds to less than 0.01% or (0.01)%.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)(A)	0.01	0.00(B)	0.00(B)	0.02	0.01
Net realized and unrealized gain (loss)	–	–	–	–	(0.00)(B)
Total investment operations	0.01	0.00(B)	0.00(B)	0.02	0.01
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.00)(B)	(0.00)(B)	(0.02)	(0.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.39%	0.00%	0.25%	1.70%	0.78%
Ratio and supplemental data:
Net assets end of year (000’s)	$670,946	$552,199	$671,955	$386,123	$370,614
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.53%	0.54%	0.62%	0.54%	0.57%
Including waiver and/or reimbursement and recapture	0.24%(C)	0.07%(C)	0.27%(C)	0.54%	1.05%(D)
Net investment income (loss) to average net assets	1.47%	0.00%(E)	0.17%	1.70%	0.84%
(A)
Calculated based on average number of shares outstanding.
(B)
Rounds to less than $0.01 or $(0.01).
(C)
Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(D)
Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. These earlier recaptures were discontinued by Transamerica Asset Management, Inc. as of June 30, 2018. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(E)
Rounds to less than 0.01% or (0.01)%.

Transamerica BlackRock iShares Active Asset Allocation – Conservative VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$11.56	$11.23	$10.89	$10.82	$11.32
Investment operations:
Net investment income (loss)(A)	0.15	0.15	0.14	0.23	0.23
Net realized and unrealized gain (loss)	(1.84)	0.52	0.60	0.97	(0.52)
Total investment operations	(1.69)	0.67	0.74	1.20	(0.29)
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.16)	(0.24)	(0.26)	(0.21)
Net realized gains	(1.37)	(0.18)	(0.16)	(0.87)	–
Total dividends and/or distributions to shareholders	(1.54)	(0.34)	(0.40)	(1.13)	(0.21)
Net asset value, end of year	$8.33	$11.56	$11.23	$10.89	$10.82
Total return	(15.06)%	5.98%	6.99%	11.47%	(2.61)%
Ratio and supplemental data:
Net assets end of year (000’s)	$3,956	$5,046	$4,631	$4,481	$4,195
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.54%	0.58%	0.59%	0.59%	0.58%
Including waiver and/or reimbursement and recapture	0.49%(C)	0.57%(C)	0.59%	0.59%	0.58%
Net investment income (loss) to average net assets	1.52%	1.31%	1.31%	2.06%	2.07%
Portfolio turnover rate	145%	146%	82%	151%	135%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$11.48	$11.15	$10.82	$10.75	$11.25
Investment operations:
Net investment income (loss)(A)	0.12	0.12	0.11	0.20	0.20
Net realized and unrealized gain (loss)	(1.83)	0.52	0.59	0.97	(0.52)
Total investment operations	(1.71)	0.64	0.70	1.17	(0.32)
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.13)	(0.21)	(0.23)	(0.18)
Net realized gains	(1.37)	(0.18)	(0.16)	(0.87)	–
Total dividends and/or distributions to shareholders	(1.50)	(0.31)	(0.37)	(1.10)	(0.18)
Net asset value, end of year	$8.27	$11.48	$11.15	$10.82	$10.75
Total return	(15.29)%	5.74%	6.65%	11.23%	(2.89)%
Ratio and supplemental data:
Net assets end of year (000’s)	$235,739	$319,876	$343,723	$366,838	$374,831
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.79%	0.83%	0.84%	0.84%	0.83%
Including waiver and/or reimbursement and recapture	0.74%(C)	0.82%(C)	0.84%	0.84%	0.83%
Net investment income (loss) to average net assets	1.26%	1.03%	1.04%	1.80%	1.78%
Portfolio turnover rate	145%	146%	82%	151%	135%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$11.63	$10.86	$11.54	$11.32	$12.19
Investment operations:
Net investment income (loss)(A)	0.15	0.14	0.08	0.21	0.21
Net realized and unrealized gain (loss)	(2.24)	0.72	(0.31)	1.05	(0.89)
Total investment operations	(2.09)	0.86	(0.23)	1.26	(0.68)
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.09)	(0.23)	(0.24)	(0.19)
Net realized gains	(0.45)	–	(0.22)	(0.80)	–
Total dividends and/or distributions to shareholders	(0.61)	(0.09)	(0.45)	(1.04)	(0.19)
Net asset value, end of year	$8.93	$11.63	$10.86	$11.54	$11.32
Total return	(18.16)%	7.94%	(1.85)%	11.59%	(5.67)%
Ratio and supplemental data:
Net assets end of year (000’s)	$21,899	$27,300	$26,178	$28,494	$27,579
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.53%	0.58%	0.58%	0.58%	0.57%
Including waiver and/or reimbursement and recapture	0.48%(C)	0.57%(C)	0.58%	0.58%	0.57%
Net investment income (loss) to average net assets	1.52%	1.29%	0.79%	1.79%	1.72%
Portfolio turnover rate	309%	268%	105%	205%	323%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$11.54	$10.78	$11.45	$11.23	$12.10
Investment operations:
Net investment income (loss)(A)	0.12	0.11	0.06	0.18	0.17
Net realized and unrealized gain (loss)	(2.21)	0.71	(0.31)	1.04	(0.88)
Total investment operations	(2.09)	0.82	(0.25)	1.22	(0.71)
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.06)	(0.20)	(0.20)	(0.16)
Net realized gains	(0.45)	–	(0.22)	(0.80)	–
Total dividends and/or distributions to shareholders	(0.58)	(0.06)	(0.42)	(1.00)	(0.16)
Net asset value, end of year	$8.87	$11.54	$10.78	$11.45	$11.23
Total return	(18.31)%	7.62%	(2.08)%	11.36%	(5.95)%
Ratio and supplemental data:
Net assets end of year (000’s)	$321,870	$456,616	$489,266	$574,986	$593,734
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.78%	0.83%	0.83%	0.83%	0.82%
Including waiver and/or reimbursement and recapture	0.73%(C)	0.82%(C)	0.83%	0.83%	0.82%
Net investment income (loss) to average net assets	1.24%	1.00%	0.53%	1.54%	1.45%
Portfolio turnover rate	309%	268%	105%	205%	323%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$12.46	$11.61	$11.67	$11.50	$12.18
Investment operations:
Net investment income (loss)(A)	0.16	0.16	0.12	0.23	0.23
Net realized and unrealized gain (loss)	(2.21)	0.83	0.27	1.04	(0.71)
Total investment operations	(2.05)	0.99	0.39	1.27	(0.48)
Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.14)	(0.24)	(0.26)	(0.20)
Net realized gains	(1.33)	–	(0.21)	(0.84)	–
Total dividends and/or distributions to shareholders	(1.51)	(0.14)	(0.45)	(1.10)	(0.20)
Net asset value, end of year	$8.90	$12.46	$11.61	$11.67	$11.50
Total return	(16.86)%	8.52%	3.59%	11.43%	(3.98)%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,042	$2,732	$2,496	$2,710	$2,454
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.52%	0.56%	0.56%	0.56%	0.56%
Including waiver and/or reimbursement and recapture	0.47%(C)	0.55%(C)	0.56%	0.56%	0.56%
Net investment income (loss) to average net assets	1.56%	1.32%	1.11%	1.98%	1.95%
Portfolio turnover rate	245%	196%	99%	179%	214%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$12.35	$11.50	$11.57	$11.41	$12.08
Investment operations:
Net investment income (loss)(A)	0.13	0.12	0.10	0.20	0.20
Net realized and unrealized gain (loss)	(2.20)	0.84	0.25	1.02	(0.70)
Total investment operations	(2.07)	0.96	0.35	1.22	(0.50)
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.11)	(0.21)	(0.22)	(0.17)
Net realized gains	(1.33)	–	(0.21)	(0.84)	–
Total dividends and/or distributions to shareholders	(1.47)	(0.11)	(0.42)	(1.06)	(0.17)
Net asset value, end of year	$8.81	$12.35	$11.50	$11.57	$11.41
Total return	(17.14)%	8.33%	3.25%	11.13%	(4.17)%
Ratio and supplemental data:
Net assets end of year (000’s)	$912,302	$1,250,394	$1,319,740	$1,422,002	$1,420,675
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.77%	0.81%	0.81%	0.81%	0.81%
Including waiver and/or reimbursement and recapture	0.72%(C)	0.80%(C)	0.81%	0.81%	0.81%
Net investment income (loss) to average net assets	1.31%	1.04%	0.87%	1.72%	1.68%
Portfolio turnover rate	245%	196%	99%	179%	214%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$12.34	$12.53	$12.98	$11.66	$12.23
Investment operations:
Net investment income (loss)(A)	0.13	0.12	0.07	0.20	0.19
Net realized and unrealized gain (loss)	(2.06)	1.00	(0.15)	1.66	(0.59)
Total investment operations	(1.93)	1.12	(0.08)	1.86	(0.40)
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.07)	(0.21)	(0.21)	(0.17)
Net realized gains	(0.81)	(1.24)	(0.16)	(0.33)	–
Total dividends and/or distributions to shareholders	(0.94)	(1.31)	(0.37)	(0.54)	(0.17)
Net asset value, end of year	$9.47	$12.34	$12.53	$12.98	$11.66
Total return	(15.89)%	9.17%	(0.55)%	16.06%	(3.31)%
Ratio and supplemental data:
Net assets end of year (000’s)	$751,527	$1,011,184	$1,043,546	$1,134,418	$1,069,755
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.77%	0.84%	0.85%	0.84%	0.84%
Including waiver and/or reimbursement and recapture	0.72%(C)	0.83%(C)	0.85%	0.84%	0.84%
Net investment income (loss) to average net assets	1.22%	0.95%	0.58%	1.56%	1.53%
Portfolio turnover rate	227%	55%	127%	14%	6%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$13.58	$13.04	$13.70	$12.32	$13.09
Investment operations:
Net investment income (loss)(A)	0.13	0.12	0.04	0.19	0.17
Net realized and unrealized gain (loss)	(2.38)	1.72	(0.35)	1.85	(0.78)
Total investment operations	(2.25)	1.84	(0.31)	2.04	(0.61)
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.04)	(0.21)	(0.19)	(0.16)
Net realized gains	(1.12)	(1.26)	(0.14)	(0.47)	–
Total dividends and/or distributions to shareholders	(1.26)	(1.30)	(0.35)	(0.66)	(0.16)
Net asset value, end of year	$10.07	$13.58	$13.04	$13.70	$12.32
Total return	(16.92)%	14.41%	(2.17)%	16.83%	(4.73)%
Ratio and supplemental data:
Net assets end of year (000’s)	$327,562	$452,539	$450,524	$504,075	$483,146
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.78%	0.86%	0.87%	0.86%	0.86%
Including waiver and/or reimbursement and recapture	0.73%(C)	0.85%(C)	0.87%	0.86%	0.86%
Net investment income (loss) to average net assets	1.14%	0.92%	0.31%	1.47%	1.27%
Portfolio turnover rate	288%	43%	173%	16%	8%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

Transamerica BlackRock iShares Edge 40 VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$10.20	$9.98	$9.39	$9.61	$10.22
Investment operations:
Net investment income (loss)(A)	0.18	0.15	0.17	0.24	0.20
Net realized and unrealized gain (loss)	(1.62)	0.45	0.72	1.18	(0.62)
Total investment operations	(1.44)	0.60	0.89	1.42	(0.42)
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.18)	(0.23)	(0.24)	(0.19)
Net realized gains	(0.38)	(0.20)	(0.07)	(1.40)	–
Total dividends and/or distributions to shareholders	(0.55)	(0.38)	(0.30)	(1.64)	(0.19)
Net asset value, end of year	$8.21	$10.20	$9.98	$9.39	$9.61
Total return	(14.24)%	6.09%	9.65%	15.31%	(4.14)%
Ratio and supplemental data:
Net assets end of year (000’s)	$19,923	$25,371	$27,992	$25,439	$24,134
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.35%	0.34%	0.34%	0.34%	0.79%
Including waiver and/or reimbursement and recapture(C)	0.30%(D)	0.29%	0.29%	0.30%	0.77%
Net investment income (loss) to average net assets	1.97%	1.50%	1.84%	2.42%	2.04%
Portfolio turnover rate	5%	6%	13%	4%	136%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
TAM contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022. These amounts are not subject to recapture by TAM.
(D)
TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$10.12	$9.91	$9.32	$9.54	$10.15
Investment operations:
Net investment income (loss)(A)	0.15	0.13	0.15	0.21	0.18
Net realized and unrealized gain (loss)	(1.59)	0.44	0.72	1.18	(0.62)
Total investment operations	(1.44)	0.57	0.87	1.39	(0.44)
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.16)	(0.21)	(0.21)	(0.17)
Net realized gains	(0.38)	(0.20)	(0.07)	(1.40)	–
Total dividends and/or distributions to shareholders	(0.53)	(0.36)	(0.28)	(1.61)	(0.17)
Net asset value, end of year	$8.15	$10.12	$9.91	$9.32	$9.54
Total return	(14.44)%	5.78%	9.45%	15.10%	(4.43)%
Ratio and supplemental data:
Net assets end of year (000’s)	$225,991	$307,762	$322,599	$316,279	$299,266
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.60%	0.59%	0.59%	0.59%	1.04%
Including waiver and/or reimbursement and recapture(C)	0.55%(D)	0.54%	0.54%	0.55%	1.02%
Net investment income (loss) to average net assets	1.71%	1.26%	1.58%	2.17%	1.79%
Portfolio turnover rate	5%	6%	13%	4%	136%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
TAM contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022.
(D)
TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

Transamerica BlackRock iShares Edge 50 VP
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$14.40	$13.70	$12.68	$11.04	$11.49
Investment operations:
Net investment income (loss)(A)	0.20	0.17	0.19	0.27	0.23
Net realized and unrealized gain (loss)	(2.27)	0.89	1.03	1.50	(0.52)
Total investment operations	(2.07)	1.06	1.22	1.77	(0.29)
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.16)	(0.16)	(0.11)	(0.10)
Net realized gains	(0.31)	(0.20)	(0.04)	(0.02)	(0.06)
Total dividends and/or distributions to shareholders	(0.48)	(0.36)	(0.20)	(0.13)	(0.16)
Net asset value, end of year	$11.85	$14.40	$13.70	$12.68	$11.04
Total return	(14.48)%	7.74%	9.72%	16.04%	(2.62)%
Ratio and supplemental data:
Net assets end of year (000’s)	$439,027	$540,360	$488,968	$328,313	$149,894
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.58%	0.57%	0.58%	0.58%	0.60%
Including waiver and/or reimbursement and recapture(C)	0.53%(D)	0.52%	0.53%	0.54%	0.56%
Net investment income (loss) to average net assets	1.60%	1.19%	1.48%	2.21%	2.03%
Portfolio turnover rate	7%	7%	11%	2%	6%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
TAM contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022. These amounts are not subject to recapture by TAM.
(D)
TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

Transamerica BlackRock iShares Edge 75 VP
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$16.20	$14.79	$13.66	$11.50	$12.13
Investment operations:
Net investment income (loss)(A)	0.21	0.18	0.18	0.27	0.24
Net realized and unrealized gain (loss)	(2.62)	1.73	1.20	2.06	(0.70)
Total investment operations	(2.41)	1.91	1.38	2.33	(0.46)
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.17)	(0.18)	(0.12)	(0.11)
Net realized gains	(0.63)	(0.33)	(0.07)	(0.05)	(0.06)
Total dividends and/or distributions to shareholders	(0.83)	(0.50)	(0.25)	(0.17)	(0.17)
Net asset value, end of year	$12.96	$16.20	$14.79	$13.66	$11.50
Total return	(15.06)%	12.94%	10.26%	20.28%	(3.91)%
Ratio and supplemental data:
Net assets end of year (000’s)	$158,210	$218,989	$195,054	$139,315	$74,474
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.59%	0.58%	0.59%	0.60%	0.62%
Including waiver and/or reimbursement and recapture(C)	0.54%(D)	0.53%	0.56%	0.56%	0.56%
Net investment income (loss) to average net assets	1.50%	1.16%	1.37%	2.11%	1.94%
Portfolio turnover rate	8%	14%	13%	4%	9%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
TAM contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022. These amounts are not subject to recapture by TAM.
(D)
TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

Transamerica BlackRock iShares Edge 100 VP
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$17.38	$15.16	$14.30	$12.01	$12.97
Investment operations:
Net investment income (loss)(A)	0.20	0.19	0.17	0.26	0.20
Net realized and unrealized gain (loss)	(2.93)	2.58	1.19	2.64	(0.86)
Total investment operations	(2.73)	2.77	1.36	2.90	(0.66)
Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.16)	(0.23)	(0.21)	(0.15)
Net realized gains	(0.55)	(0.39)	(0.27)	(0.40)	(0.15)
Total dividends and/or distributions to shareholders	(0.73)	(0.55)	(0.50)	(0.61)	(0.30)
Net asset value, end of year	$13.92	$17.38	$15.16	$14.30	$12.01
Total return	(15.76)%	18.36%	9.88%	24.58%	(5.32)%
Ratio and supplemental data:
Net assets end of year (000’s)	$60,526	$105,304	$88,665	$75,243	$55,102
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.61%	0.60%	0.61%	0.61%	0.61%
Including waiver and/or reimbursement and recapture(C)	0.56%(D)	0.56%	0.56%	0.56%	0.56%
Net investment income (loss) to average net assets	1.35%	1.12%	1.27%	1.95%	1.54%
Portfolio turnover rate	10%	9%	13%	12%	14%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
TAM contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022. These amounts are not subject to recapture by TAM.
(D)
TAM has contractually agreed, through May 1, 2023, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

Transamerica BlackRock Real Estate Securities VP (formerly, Transamerica BlackRock Global Real Estate Securities VP)
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$13.17	$10.69	$13.40	$10.80	$13.15
Investment operations:
Net investment income (loss)(A)	0.24	0.36	0.23	0.27	0.24
Net realized and unrealized gain (loss)	(3.91)	2.43	(0.53)	2.44	(1.48)
Total investment operations	(3.67)	2.79	(0.30)	2.71	(1.24)
Dividends and/or distributions to shareholders:
Net investment income	(0.38)	(0.31)	(1.51)	(0.11)	(1.11)
Net realized gains	–	–	(0.90)	–	–
Total dividends and/or distributions to shareholders	(0.38)	(0.31)	(2.41)	(0.11)	(1.11)
Net asset value, end of year	$9.12	$13.17	$10.69	$13.40	$10.80
Total return	(28.19)%	26.22%	(0.31)%	25.19%	(10.09)%
Ratio and supplemental data:
Net assets end of year (000’s)	$315,322	$965,695	$343,554	$907,719	$353,992
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.78%	0.79%	0.82%	0.78%	0.92%
Including waiver and/or reimbursement and recapture	0.78%	0.79%	0.82%	0.78%	0.91%
Net investment income (loss) to average net assets	2.14%	2.88%	2.03%	2.17%	2.03%
Portfolio turnover rate	62%	62%	107%	93%	241%
(A)
Calculated based on average number of shares outstanding.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$14.04	$11.39	$14.09	$11.35	$13.76
Investment operations:
Net investment income (loss)(A)	0.21	0.28	0.21	0.24	0.26
Net realized and unrealized gain (loss)	(4.16)	2.65	(0.53)	2.58	(1.60)
Total investment operations	(3.95)	2.93	(0.32)	2.82	(1.34)
Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.28)	(1.48)	(0.08)	(1.07)
Net realized gains	–	–	(0.90)	–	–
Total dividends and/or distributions to shareholders	(0.34)	(0.28)	(2.38)	(0.08)	(1.07)
Net asset value, end of year	$9.75	$14.04	$11.39	$14.09	$11.35
Total return	(28.38)%	25.85%	(0.51)%	24.88%	(10.33)%
Ratio and supplemental data:
Net assets end of year (000’s)	$70,263	$106,586	$91,150	$97,213	$77,284
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.03%	1.04%	1.06%	1.03%	1.17%
Including waiver and/or reimbursement and recapture	1.03%	1.04%	1.06%	1.03%	1.16%
Net investment income (loss) to average net assets	1.83%	2.16%	1.82%	1.82%	2.06%
Portfolio turnover rate	62%	62%	107%	93%	241%
(A)
Calculated based on average number of shares outstanding.

Transamerica BlackRock Tactical Allocation VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$8.50	$8.87	$8.99	$8.68	$9.97
Investment operations:
Net investment income (loss)(A)	0.17	0.29	0.25	0.17	0.22
Net realized and unrealized gain (loss)	(1.47)	0.40	0.87	1.29	(0.58)
Total investment operations	(1.30)	0.69	1.12	1.46	(0.36)
Dividends and/or distributions to shareholders:
Net investment income	(0.60)	(0.48)	(0.33)	(0.40)	(0.20)
Net realized gains	(1.27)	(0.58)	(0.91)	(0.75)	(0.73)
Total dividends and/or distributions to shareholders	(1.87)	(1.06)	(1.24)	(1.15)	(0.93)
Net asset value, end of year	$5.33	$8.50	$8.87	$8.99	$8.68
Total return	(16.06)%	7.91%	13.40%	17.43%	(4.21)%
Ratio and supplemental data:
Net assets end of year (000’s)	$24,280	$29,319	$28,518	$26,400	$24,853
Expenses to average net assets(B)	0.15%	0.15%	0.15%	0.15%	0.14%
Net investment income (loss) to average net assets	2.52%	3.22%	2.83%	1.91%	2.29%
Portfolio turnover rate	42%	33%	67%	36%	72%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$16.97	$16.72	$15.90	$14.57	$16.11
Investment operations:
Net investment income (loss)(A)	0.32	0.50	0.40	0.26	0.32
Net realized and unrealized gain (loss)	(3.01)	0.76	1.62	2.17	(0.97)
Total investment operations	(2.69)	1.26	2.02	2.43	(0.65)
Dividends and/or distributions to shareholders:
Net investment income	(0.55)	(0.43)	(0.29)	(0.35)	(0.16)
Net realized gains	(1.27)	(0.58)	(0.91)	(0.75)	(0.73)
Total dividends and/or distributions to shareholders	(1.82)	(1.01)	(1.20)	(1.10)	(0.89)
Net asset value, end of year	$12.46	$16.97	$16.72	$15.90	$14.57
Total return	(16.21)%	7.63%	13.19%	17.05%	(4.41)%
Ratio and supplemental data:
Net assets end of year (000’s)	$909,335	$1,253,039	$1,348,851	$1,363,259	$1,336,475
Expenses to average net assets(B)	0.40%	0.40%	0.40%	0.40%	0.39%
Net investment income (loss) to average net assets	2.23%	2.92%	2.53%	1.65%	2.02%
Portfolio turnover rate	42%	33%	67%	36%	72%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.

Transamerica Goldman Sachs 70/30 Allocation VP
For a share outstanding during the period and years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020(A)
Net asset value, beginning of period/year	$14.04	$12.69	$10.00
Investment operations:
Net investment income (loss)(B)	0.21	0.38	0.19
Net realized and unrealized gain (loss)	(2.60)	1.28	2.50
Total investment operations	(2.39)	1.66	2.69
Contribution from investment manager	–	0.03	–
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.12)	–
Net realized gains	(0.74)	(0.22)	–
Total dividends and/or distributions to shareholders	(0.97)	(0.34)	–
Net asset value, end of period/year	$10.68	$14.04	$12.69
Total return	(17.10)%	13.33%(C)	26.90%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$4,056	$3,807	$1,289
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	1.66%	1.72%	6.01%(G)
Including waiver and/or reimbursement and recapture	0.51%(F)	0.50%(F)	1.15%(G)
Net investment income (loss) to average net assets	1.79%	2.78%	2.54%(G)
Portfolio turnover rate	24%	23%	4%(D)
(A)
Commenced operations on May 1, 2020.
(B)
Calculated based on average number of shares outstanding.
(C)
Total return includes the contribution from investment manager. If the investment manager had not made the contribution, total return would have decreased by 0.24%.
(D)
Not annualized.
(E)
Does not include expenses of the underlying investments in which the Portfolio invests.
(F)
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Portfolio through its investments in Underlying Funds. If the expenses incurred by the Underlying Funds were included in these ratios they would have increased by 0.64% and 0.65%, for the years ended December 31, 2022, and December 31, 2021, respectively.
(G)
Annualized.

Transamerica Goldman Sachs Managed Risk –Balanced ETF VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$13.53	$13.10	$13.00	$11.78	$12.55
Investment operations:
Net investment income (loss)(A)	0.20	0.20	0.17	0.29	0.26
Net realized and unrealized gain (loss)	(2.09)	1.05	0.39	1.54	(0.79)
Total investment operations	(1.89)	1.25	0.56	1.83	(0.53)
Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.19)	(0.30)	(0.28)	(0.24)
Net realized gains	(0.30)	(0.63)	(0.16)	(0.33)	–
Total dividends and/or distributions to shareholders	(0.52)	(0.82)	(0.46)	(0.61)	(0.24)
Net asset value, end of year	$11.12	$13.53	$13.10	$13.00	$11.78
Total return	(14.07)%	9.65%	4.48%	15.92%	(4.33)%
Ratio and supplemental data:
Net assets end of year (000’s)	$4,306	$3,985	$3,583	$3,910	$2,424
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.32%	0.32%	0.32%	0.32%	0.32%
Including waiver and/or reimbursement and recapture(C)	0.32%	0.32%	0.32%	0.32%	0.32%
Net investment income (loss) to average net assets	1.66%	1.47%	1.38%	2.31%	2.06%
Portfolio turnover rate	158%	13%	91%	22%	30%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
Waiver and/or reimbursement rounds to less than 0.01%.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$13.33	$12.92	$12.83	$11.63	$12.39
Investment operations:
Net investment income (loss)(A)	0.15	0.16	0.14	0.24	0.23
Net realized and unrealized gain (loss)	(2.04)	1.04	0.37	1.54	(0.78)
Total investment operations	(1.89)	1.20	0.51	1.78	(0.55)
Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.16)	(0.26)	(0.25)	(0.21)
Net realized gains	(0.30)	(0.63)	(0.16)	(0.33)	–
Total dividends and/or distributions to shareholders	(0.48)	(0.79)	(0.42)	(0.58)	(0.21)
Net asset value, end of year	$10.96	$13.33	$12.92	$12.83	$11.63
Total return	(14.26)%	9.35%	4.19%	15.65%	(4.55)%
Ratio and supplemental data:
Net assets end of year (000’s)	$4,147,741	$5,491,585	$5,707,849	$6,035,492	$5,729,890
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.57%	0.57%	0.57%	0.57%	0.57%
Including waiver and/or reimbursement and recapture(C)	0.57%	0.57%	0.57%	0.57%	0.57%
Net investment income (loss) to average net assets	1.32%	1.21%	1.14%	1.97%	1.85%
Portfolio turnover rate	158%	13%	91%	22%	30%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
Waiver and/or reimbursement rounds to less than 0.01%.

Transamerica Goldman Sachs Managed Risk – Conservative ETF VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$12.89	$12.92	$12.63	$12.10	$12.86
Investment operations:
Net investment income (loss)(A)	0.21	0.20	0.22	0.29	0.27
Net realized and unrealized gain (loss)	(1.70)	0.19	0.43	1.18	(0.68)
Total investment operations	(1.49)	0.39	0.65	1.47	(0.41)
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.24)	(0.32)	(0.30)	(0.26)
Net realized gains	(0.18)	(0.18)	(0.04)	(0.64)	(0.09)
Total dividends and/or distributions to shareholders	(0.41)	(0.42)	(0.36)	(0.94)	(0.35)
Net asset value, end of year	$10.99	$12.89	$12.92	$12.63	$12.10
Total return	(11.66)%	3.00%	5.23%	12.38%	(3.31)%
Ratio and supplemental data:
Net assets end of year (000’s)	$19	$20	$18	$17	$14
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.34%	0.33%	0.33%	0.33%	0.33%
Including waiver and/or reimbursement and recapture	0.34%	0.33%	0.33%	0.33%	0.33%
Net investment income (loss) to average net assets	1.82%	1.55%	1.75%	2.33%	2.15%
Portfolio turnover rate	93%	1%	80%	2%	48%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$12.76	$12.80	$12.51	$11.98	$12.74
Investment operations:
Net investment income (loss)(A)	0.18	0.16	0.19	0.26	0.24
Net realized and unrealized gain (loss)	(1.68)	0.18	0.42	1.18	(0.68)
Total investment operations	(1.50)	0.34	0.61	1.44	(0.44)
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.20)	(0.28)	(0.27)	(0.23)
Net realized gains	(0.18)	(0.18)	(0.04)	(0.64)	(0.09)
Total dividends and/or distributions to shareholders	(0.37)	(0.38)	(0.32)	(0.91)	(0.32)
Net asset value, end of year	$10.89	$12.76	$12.80	$12.51	$11.98
Total return	(11.83)%	2.76%	4.91%	12.19%	(3.60)%
Ratio and supplemental data:
Net assets end of year (000’s)	$489,352	$643,486	$704,005	$748,077	$755,778
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.59%	0.58%	0.58%	0.58%	0.58%
Including waiver and/or reimbursement and recapture(C)	0.59%	0.58%	0.58%	0.58%	0.58%
Net investment income (loss) to average net assets	1.53%	1.28%	1.49%	2.06%	1.88%
Portfolio turnover rate	93%	1%	80%	2%	48%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
Waiver and/or reimbursement rounds to less than 0.01%.

Transamerica Goldman Sachs Managed Risk – Growth ETF VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$11.81	$10.96	$11.04	$10.33	$11.31
Investment operations:
Net investment income (loss)(A)	0.16	0.16	0.12	0.23	0.21
Net realized and unrealized gain (loss)	(1.83)	1.38	0.34	1.70	(0.98)
Total investment operations	(1.67)	1.54	0.46	1.93	(0.77)
Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.13)	(0.25)	(0.23)	(0.21)
Net realized gains	(0.61)	(0.56)	(0.29)	(0.99)	–
Total dividends and/or distributions to shareholders	(0.79)	(0.69)	(0.54)	(1.22)	(0.21)
Net asset value, end of year	$9.35	$11.81	$10.96	$11.04	$10.33
Total return	(14.32)%	14.25%	4.52%	19.74%	(6.99)%
Ratio and supplemental data:
Net assets end of year (000’s)	$3,886	$4,709	$4,122	$4,658	$3,756
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.33%	0.32%	0.32%	0.32%	0.32%
Including waiver and/or reimbursement and recapture(C)	0.33%	0.32%	0.32%	0.32%	0.32%
Net investment income (loss) to average net assets	1.58%	1.41%	1.15%	2.15%	1.83%
Portfolio turnover rate	197%	29%	201%	59%	85%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
Waiver and/or reimbursement rounds to less than 0.01%.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$11.59	$10.76	$10.85	$10.17	$11.13
Investment operations:
Net investment income (loss)(A)	0.13	0.13	0.09	0.20	0.17
Net realized and unrealized gain (loss)	(1.79)	1.36	0.33	1.67	(0.95)
Total investment operations	(1.66)	1.49	0.42	1.87	(0.78)
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.10)	(0.22)	(0.20)	(0.18)
Net realized gains	(0.61)	(0.56)	(0.29)	(0.99)	–
Total dividends and/or distributions to shareholders	(0.76)	(0.66)	(0.51)	(1.19)	(0.18)
Net asset value, end of year	$9.17	$11.59	$10.76	$10.85	$10.17
Total return	(14.52)%	14.05%	4.22%	19.41%	(7.16)%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,904,091	$2,547,419	$2,606,524	$2,845,470	$2,726,559
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.58%	0.57%	0.57%	0.57%	0.57%
Including waiver and/or reimbursement and recapture(C)	0.58%	0.57%	0.57%	0.57%	0.57%
Net investment income (loss) to average net assets	1.30%	1.12%	0.90%	1.86%	1.56%
Portfolio turnover rate	197%	29%	201%	59%	85%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
Waiver and/or reimbursement rounds to less than 0.01%.

Transamerica Great Lakes Advisors Large Cap Value VP (formerly, Rothschild & Co Large Cap Value VP)
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$12.80	$10.14	$10.49	$9.02	$10.21
Investment operations:
Net investment income (loss)(A)	0.11	0.04	0.16	0.16	0.12
Net realized and unrealized gain (loss)	(1.06)	3.04	(0.27)(B)	1.37	(1.22)
Total investment operations	(0.95)	3.08	(0.11)	1.53	(1.10)
Dividends and/or distributions to shareholders:
Net investment income	(0.03)	(0.09)	(0.06)	(0.03)	(0.02)
Net realized gains	(0.41)	(0.33)	(0.18)	(0.03)	(0.07)
Total dividends and/or distributions to shareholders	(0.44)	(0.42)	(0.24)	(0.06)	(0.09)
Net asset value, end of year	$11.41	$12.80	$10.14	$10.49	$9.02
Total return	(7.38)%	30.56%	(0.61)%	17.00%	(10.86)%
Ratio and supplemental data:
Net assets end of year (000’s)	$54,982	$46,827	$25,810	$12,878	$3,104
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%	0.99%	1.23%	1.49%	3.27%
Including waiver and/or reimbursement and recapture	0.94%	1.17%	1.20%	1.20%	1.20%
Net investment income (loss) to average net assets	0.93%	0.38%	1.81%	1.59%	1.15%
Portfolio turnover rate	29%	30%	288%	144%	159%
(A)
Calculated based on average number of shares outstanding.
(B)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.

Transamerica International Focus VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$10.77	$9.84	$8.32	$8.01	$9.91
Investment operations:
Net investment income (loss)(A)	0.19	0.18	0.12	0.18	0.15
Net realized and unrealized gain (loss)	(2.36)	0.88	1.59	1.81	(1.88)
Total investment operations	(2.17)	1.06	1.71	1.99	(1.73)
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.13)	(0.19)	(0.15)	(0.12)
Net realized gains	(0.47)	–	–	(1.53)	(0.05)
Total dividends and/or distributions to shareholders	(0.74)	(0.13)	(0.19)	(1.68)	(0.17)
Net asset value, end of year	$7.86	$10.77	$9.84	$8.32	$8.01
Total return	(20.04)%	10.82%	20.90%	27.68%	(17.70)%
Ratio and supplemental data:
Net assets end of year (000’s)	$262,221	$357,374	$383,396	$365,486	$346,289
Expenses to average net assets	0.82%	0.83%	0.82%	0.82%	0.93%
Net investment income (loss) to average net assets	2.23%	1.71%	1.46%	2.10%	1.60%
Portfolio turnover rate	36%	20%	30%	26%	131%
(A)
Calculated based on average number of shares outstanding.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$10.53	$9.62	$8.14	$7.86	$9.73
Investment operations:
Net investment income (loss)(A)	0.17	0.15	0.09	0.15	0.13
Net realized and unrealized gain (loss)	(2.32)	0.87	1.56	1.78	(1.86)
Total investment operations	(2.15)	1.02	1.65	1.93	(1.73)
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.11)	(0.17)	(0.12)	(0.09)
Net realized gains	(0.47)	–	–	(1.53)	(0.05)
Total dividends and/or distributions to shareholders	(0.71)	(0.11)	(0.17)	(1.65)	(0.14)
Net asset value, end of year	$7.67	$10.53	$9.62	$8.14	$7.86
Total return	(20.29)%	10.63%	20.58%	27.40%	(17.95)%
Ratio and supplemental data:
Net assets end of year (000’s)	$98,643	$137,574	$129,234	$114,566	$95,537
Expenses to average net assets	1.07%	1.08%	1.07%	1.07%	1.18%
Net investment income (loss) to average net assets	1.98%	1.45%	1.18%	1.83%	1.42%
Portfolio turnover rate	36%	20%	30%	26%	131%
(A)
Calculated based on average number of shares outstanding.

Transamerica Janus Balanced VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$20.24	$18.48	$17.08	$14.87	$15.45
Investment operations:
Net investment income (loss)(A)	0.21	0.17	0.24	0.29	0.27
Net realized and unrealized gain (loss)	(3.46)	2.70	2.18	2.93	(0.20)
Total investment operations	(3.25)	2.87	2.42	3.22	0.07
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.27)	(0.30)	(0.27)	(0.27)
Net realized gains	(2.09)	(0.84)	(0.72)	(0.74)	(0.38)
Total dividends and/or distributions to shareholders	(2.29)	(1.11)	(1.02)	(1.01)	(0.65)
Net asset value, end of year	$14.70	$20.24	$18.48	$17.08	$14.87
Total return	(16.51)%	15.71%	14.59%	22.08%	0.22%
Ratio and supplemental data:
Net assets end of year (000’s)	$12,537	$15,647	$14,443	$13,443	$10,813
Expenses to average net assets	0.74%	0.75%	0.76%	0.76%	0.76%
Net investment income (loss) to average net assets	1.24%	0.86%	1.41%	1.80%	1.73%
Portfolio turnover rate	90%	65%	86%	87%	105%
(A)
Calculated based on average number of shares outstanding.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$19.89	$18.18	$16.82	$14.66	$15.25
Investment operations:
Net investment income (loss)(A)	0.16	0.12	0.19	0.25	0.23
Net realized and unrealized gain (loss)	(3.39)	2.65	2.15	2.88	(0.21)
Total investment operations	(3.23)	2.77	2.34	3.13	0.02
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.22)	(0.26)	(0.23)	(0.23)
Net realized gains	(2.09)	(0.84)	(0.72)	(0.74)	(0.38)
Total dividends and/or distributions to shareholders	(2.24)	(1.06)	(0.98)	(0.97)	(0.61)
Net asset value, end of year	$14.42	$19.89	$18.18	$16.82	$14.66
Total return	(16.77)%	15.44%	14.31%	21.77%	(0.06)%
Ratio and supplemental data:
Net assets end of year (000’s)	$919,426	$1,264,435	$1,207,852	$1,111,765	$933,714
Expenses to average net assets	0.99%	1.00%	1.01%	1.01%	1.01%
Net investment income (loss) to average net assets	0.98%	0.61%	1.16%	1.56%	1.49%
Portfolio turnover rate	90%	65%	86%	87%	105%
(A)
Calculated based on average number of shares outstanding.

Transamerica Janus Mid-Cap Growth VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$44.53	$43.28	$39.58	$30.58	$32.30
Investment operations:
Net investment income (loss)(A)	(0.00)(B)	(0.01)	0.02	0.03	0.06
Net realized and unrealized gain (loss)	(7.20)	7.25	6.95	11.04	(0.25)
Total investment operations	(7.20)	7.24	6.97	11.07	(0.19)
Dividends and/or distributions to shareholders:
Net investment income	–	(0.13)	(0.09)	(0.03)	(0.02)
Net realized gains	(5.88)	(5.86)	(3.18)	(2.04)	(1.51)
Total dividends and/or distributions to shareholders	(5.88)	(5.99)	(3.27)	(2.07)	(1.53)
Net asset value, end of year	$31.45	$44.53	$43.28	$39.58	$30.58
Total return	(16.72)%	17.30%	19.20%	36.71%	(1.22)%
Ratio and supplemental data:
Net assets end of year (000’s)	$715,712	$1,160,263	$870,326	$983,244	$810,104
Expenses to average net assets	0.81%	0.82%	0.83%	0.83%	0.83%
Net investment income (loss) to average net assets	(0.00)%(C)	(0.03)%	0.06%	0.09%	0.19%
Portfolio turnover rate	17%	25%	15%	10%	18%
(A)
Calculated based on average number of shares outstanding.
(B)
Rounds to less than $0.01 or $(0.01).
(C)
Rounds to less than 0.01% or (0.01)%.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$41.87	$41.04	$37.71	$29.27	$31.03
Investment operations:
Net investment income (loss)(A)	(0.08)	(0.07)	(0.07)	(0.06)	(0.02)
Net realized and unrealized gain (loss)	(6.76)	6.80	6.59	10.54	(0.23)
Total investment operations	(6.84)	6.73	6.52	10.48	(0.25)
Dividends and/or distributions to shareholders:
Net investment income	–	(0.04)	(0.01)	–	–
Net realized gains	(5.88)	(5.86)	(3.18)	(2.04)	(1.51)
Total dividends and/or distributions to shareholders	(5.88)	(5.90)	(3.19)	(2.04)	(1.51)
Net asset value, end of year	$29.15	$41.87	$41.04	$37.71	$29.27
Total return	(16.93)%	16.99%	18.93%	36.33%	(1.46)%
Ratio and supplemental data:
Net assets end of year (000’s)	$196,429	$271,568	$247,889	$196,136	$126,054
Expenses to average net assets	1.06%	1.07%	1.08%	1.08%	1.08%
Net investment income (loss) to average net assets	(0.24)%	(0.16)%	(0.20)%	(0.16)%	(0.07)%
Portfolio turnover rate	17%	25%	15%	10%	18%
(A)
Calculated based on average number of shares outstanding.

Transamerica JPMorgan Asset Allocation – Conservative VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$11.50	$11.30	$10.66	$9.97	$11.06
Investment operations:
Net investment income (loss)(A)	0.20	0.50	0.27	0.25	0.26
Net realized and unrealized gain (loss)	(1.93)	0.16	0.91	1.12	(0.69)
Total investment operations	(1.73)	0.66	1.18	1.37	(0.43)
Dividends and/or distributions to shareholders:
Net investment income	(0.58)	(0.28)	(0.27)	(0.28)	(0.20)
Net realized gains	(0.95)	(0.18)	(0.27)	(0.40)	(0.46)
Total dividends and/or distributions to shareholders	(1.53)	(0.46)	(0.54)	(0.68)	(0.66)
Net asset value, end of year	$8.24	$11.50	$11.30	$10.66	$9.97
Total return	(15.35)%	5.90%	11.47%	13.90%	(3.98)%
Ratio and supplemental data:
Net assets end of year (000’s)	$169,834	$227,524	$252,776	$239,261	$224,325
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.15%	0.15%	0.15%	0.15%	0.15%
Including waiver and/or reimbursement and recapture	0.15%	0.15%	0.15%	0.15%	0.15%(C)
Net investment income (loss) to average net assets	2.06%	4.36%	2.52%	2.39%	2.45%
Portfolio turnover rate	24%	25%	30%	9%	12%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
Waiver and/or reimbursement rounds to less than 0.01%.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$11.34	$11.15	$10.52	$9.85	$10.94
Investment operations:
Net investment income (loss)(A)	0.17	0.47	0.23	0.22	0.23
Net realized and unrealized gain (loss)	(1.91)	0.16	0.91	1.10	(0.69)
Total investment operations	(1.74)	0.63	1.14	1.32	(0.46)
Dividends and/or distributions to shareholders:
Net investment income	(0.54)	(0.26)	(0.24)	(0.25)	(0.17)
Net realized gains	(0.95)	(0.18)	(0.27)	(0.40)	(0.46)
Total dividends and/or distributions to shareholders	(1.49)	(0.44)	(0.51)	(0.65)	(0.63)
Net asset value, end of year	$8.11	$11.34	$11.15	$10.52	$9.85
Total return	(15.61)%	5.63%	11.25%	13.55%	(4.28)%
Ratio and supplemental data:
Net assets end of year (000’s)	$757,919	$1,039,178	$1,106,102	$1,119,128	$1,033,425
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.40%	0.40%	0.40%	0.40%	0.40%
Including waiver and/or reimbursement and recapture	0.40%	0.40%	0.40%	0.40%	0.40%(C)
Net investment income (loss) to average net assets	1.80%	4.14%	2.25%	2.13%	2.20%
Portfolio turnover rate	24%	25%	30%	9%	12%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
Waiver and/or reimbursement rounds to less than 0.01%.

Transamerica JPMorgan Asset Allocation – Growth VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$15.70	$14.19	$12.54	$11.19	$13.63
Investment operations:
Net investment income (loss)(A)	0.19	0.73	0.26	0.21	0.22
Net realized and unrealized gain (loss)	(3.59)	2.03	2.61	2.54	(1.49)
Total investment operations	(3.40)	2.76	2.87	2.75	(1.27)
Dividends and/or distributions to shareholders:
Net investment income	(0.79)	(0.27)	(0.21)	(0.22)	(0.26)
Net realized gains	(2.63)	(0.98)	(1.01)	(1.18)	(0.91)
Total dividends and/or distributions to shareholders	(3.42)	(1.25)	(1.22)	(1.40)	(1.17)
Net asset value, end of year	$8.88	$15.70	$14.19	$12.54	$11.19
Total return	(22.57)%	19.64%	24.74%	26.05%	(10.39)%
Ratio and supplemental data:
Net assets end of year (000’s)	$624,660	$862,525	$830,510	$721,535	$614,229
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.15%	0.15%	0.16%	0.15%	0.15%
Including waiver and/or reimbursement and recapture	0.15%	0.15%	0.16%	0.15%	0.15%(C)
Net investment income (loss) to average net assets	1.64%	4.68%	2.17%	1.74%	1.63%
Portfolio turnover rate	13%	22%	49%	12%	24%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
Waiver and/or reimbursement rounds to less than 0.01%.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$15.50	$14.03	$12.42	$11.09	$13.52
Investment operations:
Net investment income (loss)(A)	0.16	0.69	0.23	0.18	0.18
Net realized and unrealized gain (loss)	(3.55)	2.00	2.58	2.52	(1.47)
Total investment operations	(3.39)	2.69	2.81	2.70	(1.29)
Dividends and/or distributions to shareholders:
Net investment income	(0.74)	(0.24)	(0.19)	(0.19)	(0.23)
Net realized gains	(2.63)	(0.98)	(1.01)	(1.18)	(0.91)
Total dividends and/or distributions to shareholders	(3.37)	(1.22)	(1.20)	(1.37)	(1.14)
Net asset value, end of year	$8.74	$15.50	$14.03	$12.42	$11.09
Total return	(22.74)%	19.35%	24.36%	25.86%	(10.70)%
Ratio and supplemental data:
Net assets end of year (000’s)	$250,328	$353,737	$330,772	$284,695	$232,319
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.40%	0.40%	0.41%	0.40%	0.40%
Including waiver and/or reimbursement and recapture	0.40%	0.40%	0.41%	0.40%	0.40%
Net investment income (loss) to average net assets	1.38%	4.49%	1.93%	1.50%	1.37%
Portfolio turnover rate	13%	22%	49%	12%	24%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.

Transamerica JPMorgan Asset Allocation – Moderate Growth VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$14.47	$13.30	$12.44	$11.61	$13.44
Investment operations:
Net investment income (loss)(A)	0.22	0.61	0.29	0.24	0.27
Net realized and unrealized gain (loss)	(2.68)	1.23	1.46	1.96	(1.14)
Total investment operations	(2.46)	1.84	1.75	2.20	(0.87)
Dividends and/or distributions to shareholders:
Net investment income	(0.68)	(0.31)	(0.25)	(0.28)	(0.25)
Net realized gains	(1.74)	(0.36)	(0.64)	(1.09)	(0.71)
Total dividends and/or distributions to shareholders	(2.42)	(0.67)	(0.89)	(1.37)	(0.96)
Net asset value, end of year	$9.59	$14.47	$13.30	$12.44	$11.61
Total return	(17.35)%	13.95%	15.07%	20.01%	(7.07)%
Ratio and supplemental data:
Net assets end of year (000’s)	$796,606	$1,048,517	$1,066,427	$998,736	$901,440
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.15%	0.15%	0.15%	0.14%	0.15%
Including waiver and/or reimbursement and recapture	0.15%	0.15%	0.15%	0.14%	0.15%(C)
Net investment income (loss) to average net assets	1.91%	4.26%	2.44%	1.99%	2.03%
Portfolio turnover rate	10%	21%	28%	10%	18%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
Waiver and/or reimbursement rounds to less than 0.01%.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$14.21	$13.07	$12.25	$11.44	$13.26
Investment operations:
Net investment income (loss)(A)	0.19	0.57	0.26	0.21	0.23
Net realized and unrealized gain (loss)	(2.63)	1.21	1.42	1.94	(1.12)
Total investment operations	(2.44)	1.78	1.68	2.15	(0.89)
Dividends and/or distributions to shareholders:
Net investment income	(0.64)	(0.28)	(0.22)	(0.25)	(0.22)
Net realized gains	(1.74)	(0.36)	(0.64)	(1.09)	(0.71)
Total dividends and/or distributions to shareholders	(2.38)	(0.64)	(0.86)	(1.34)	(0.93)
Net asset value, end of year	$9.39	$14.21	$13.07	$12.25	$11.44
Total return	(17.53)%	13.70%	14.66%	19.79%	(7.32)%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,779,623	$3,834,114	$3,859,311	$3,804,109	$3,611,548
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.40%	0.40%	0.40%	0.39%	0.40%
Including waiver and/or reimbursement and recapture	0.40%	0.40%	0.40%	0.39%	0.40%(C)
Net investment income (loss) to average net assets	1.64%	4.05%	2.17%	1.72%	1.77%
Portfolio turnover rate	10%	21%	28%	10%	18%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
Waiver and/or reimbursement rounds to less than 0.01%.

Transamerica JPMorgan Asset Allocation – Moderate VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$13.66	$12.83	$12.02	$11.18	$12.62
Investment operations:
Net investment income (loss)(A)	0.23	0.56	0.25	0.26	0.27
Net realized and unrealized gain (loss)	(2.39)	0.62	1.20	1.54	(0.88)
Total investment operations	(2.16)	1.18	1.45	1.80	(0.61)
Dividends and/or distributions to shareholders:
Net investment income	(0.64)	(0.26)	(0.27)	(0.27)	(0.22)
Net realized gains	(1.19)	(0.09)	(0.37)	(0.69)	(0.61)
Total dividends and/or distributions to shareholders	(1.83)	(0.35)	(0.64)	(0.96)	(0.83)
Net asset value, end of year	$9.67	$13.66	$12.83	$12.02	$11.18
Total return	(16.08)%	9.18%	12.60%	16.42%	(5.13)%
Ratio and supplemental data:
Net assets end of year (000’s)	$402,196	$539,029	$593,022	$575,923	$548,520
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.15%	0.14%	0.15%	0.14%	0.15%
Including waiver and/or reimbursement and recapture	0.15%	0.14%	0.15%	0.14%	0.15%(C)
Net investment income (loss) to average net assets	1.99%	4.19%	2.12%	2.19%	2.20%
Portfolio turnover rate	18%	18%	27%	11%	14%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
Waiver and/or reimbursement rounds to less than 0.01%.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$13.43	$12.62	$11.83	$11.03	$12.45
Investment operations:
Net investment income (loss)(A)	0.19	0.54	0.22	0.23	0.24
Net realized and unrealized gain (loss)	(2.33)	0.59	1.18	1.50	(0.86)
Total investment operations	(2.14)	1.13	1.40	1.73	(0.62)
Dividends and/or distributions to shareholders:
Net investment income	(0.61)	(0.23)	(0.24)	(0.24)	(0.19)
Net realized gains	(1.19)	(0.09)	(0.37)	(0.69)	(0.61)
Total dividends and/or distributions to shareholders	(1.80)	(0.32)	(0.61)	(0.93)	(0.80)
Net asset value, end of year	$9.49	$13.43	$12.62	$11.83	$11.03
Total return	(16.25)%	8.93%	12.28%	16.18%	(5.35)%
Ratio and supplemental data:
Net assets end of year (000’s)	$4,939,133	$6,584,121	$6,639,121	$6,148,828	$5,349,342
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.40%	0.39%	0.40%	0.39%	0.40%
Including waiver and/or reimbursement and recapture	0.40%	0.39%	0.40%	0.39%	0.40%(C)
Net investment income (loss) to average net assets	1.74%	4.07%	1.89%	1.97%	1.98%
Portfolio turnover rate	18%	18%	27%	11%	14%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
Waiver and/or reimbursement rounds to less than 0.01%.

Transamerica JPMorgan Enhanced Index VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$27.67	$24.07	$22.01	$19.30	$21.68
Investment operations:
Net investment income (loss)(A)	0.21	0.18	0.22	0.23	0.23
Net realized and unrealized gain (loss)	(5.08)	6.83	3.98	5.41	(1.38)
Total investment operations	(4.87)	7.01	4.20	5.64	(1.15)
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.22)	(0.33)	(0.27)	(0.25)
Net realized gains	(2.87)	(3.19)	(1.81)	(2.66)	(0.98)
Total dividends and/or distributions to shareholders	(3.03)	(3.41)	(2.14)	(2.93)	(1.23)
Net asset value, end of year	$19.77	$27.67	$24.07	$22.01	$19.30
Total return	(18.35)%	30.12%	20.16%	31.03%	(6.01)%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,852,968	$2,105,664	$1,529,426	$2,060,400	$1,821,768
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.62%	0.62%	0.65%	0.69%	0.69%
Including waiver and/or reimbursement and recapture	0.62%	0.62%	0.65%	0.69%	0.69%(B)
Net investment income (loss) to average net assets	0.91%	0.68%	1.03%	1.08%	1.08%
Portfolio turnover rate	33%	40%	45%	39%	52%
(A)
Calculated based on average number of shares outstanding.
(B)
Waiver and/or reimbursement rounds to less than 0.01%.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$27.51	$23.96	$21.93	$19.24	$21.62
Investment operations:
Net investment income (loss)(A)	0.15	0.11	0.17	0.18	0.18
Net realized and unrealized gain (loss)	(5.04)	6.79	3.95	5.39	(1.38)
Total investment operations	(4.89)	6.90	4.12	5.57	(1.20)
Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.16)	(0.28)	(0.22)	(0.20)
Net realized gains	(2.87)	(3.19)	(1.81)	(2.66)	(0.98)
Total dividends and/or distributions to shareholders	(2.97)	(3.35)	(2.09)	(2.88)	(1.18)
Net asset value, end of year	$19.65	$27.51	$23.96	$21.93	$19.24
Total return	(18.55)%	29.79%	19.86%	30.69%	(6.25)%
Ratio and supplemental data:
Net assets end of year (000’s)	$101,706	$135,501	$114,372	$92,928	$68,434
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.87%	0.90%	0.94%	0.94%
Including waiver and/or reimbursement and recapture	0.87%	0.87%	0.90%	0.94%	0.94%(B)
Net investment income (loss) to average net assets	0.65%	0.43%	0.77%	0.83%	0.83%
Portfolio turnover rate	33%	40%	45%	39%	52%
(A)
Calculated based on average number of shares outstanding.
(B)
Waiver and/or reimbursement rounds to less than 0.01%.

Transamerica JPMorgan International Moderate Growth VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$12.01	$11.16	$9.98	$9.48	$11.11
Investment operations:
Net investment income (loss)(A)	0.15	0.47	0.16	0.24	0.22
Net realized and unrealized gain (loss)	(2.23)	0.56	1.29	1.34	(1.48)
Total investment operations	(2.08)	1.03	1.45	1.58	(1.26)
Dividends and/or distributions to shareholders:
Net investment income	(0.53)	(0.18)	(0.27)	(0.24)	(0.26)
Net realized gains	(0.87)	–	(0.00)(B)	(0.84)	(0.11)
Total dividends and/or distributions to shareholders	(1.40)	(0.18)	(0.27)	(1.08)	(0.37)
Net asset value, end of year	$8.53	$12.01	$11.16	$9.98	$9.48
Total return	(17.28)%	9.25%	14.90%	17.77%	(11.58)%
Ratio and supplemental data:
Net assets end of year (000’s)	$14,445	$18,219	$16,919	$15,762	$14,506
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.16%	0.16%	0.16%	0.16%	0.16%
Including waiver and/or reimbursement and recapture	0.16%	0.16%	0.16%	0.16%	0.16%(D)
Net investment income (loss) to average net assets	1.58%	3.99%	1.69%	2.43%	2.03%
Portfolio turnover rate	11%	19%	19%	17%	21%
(A)
Calculated based on average number of shares outstanding.
(B)
Rounds to less than $0.01 or $(0.01).
(C)
Does not include expenses of the underlying investments in which the Portfolio invests.
(D)
Waiver and/or reimbursement rounds to less than 0.01%.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$11.88	$11.05	$9.88	$9.38	$11.01
Investment operations:
Net investment income (loss)(A)	0.13	0.42	0.13	0.21	0.19
Net realized and unrealized gain (loss)	(2.21)	0.56	1.28	1.34	(1.48)
Total investment operations	(2.08)	0.98	1.41	1.55	(1.29)
Dividends and/or distributions to shareholders:
Net investment income	(0.50)	(0.15)	(0.24)	(0.21)	(0.23)
Net realized gains	(0.87)	–	(0.00)(B)	(0.84)	(0.11)
Total dividends and/or distributions to shareholders	(1.37)	(0.15)	(0.24)	(1.05)	(0.34)
Net asset value, end of year	$8.43	$11.88	$11.05	$9.88	$9.38
Total return	(17.42)%	9.01%	14.54%	17.61%	(11.91)%
Ratio and supplemental data:
Net assets end of year (000’s)	$423,020	$590,096	$624,241	$624,312	$603,193
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.41%	0.41%	0.41%	0.41%	0.41%
Including waiver and/or reimbursement and recapture	0.41%	0.41%	0.41%	0.41%	0.41%(D)
Net investment income (loss) to average net assets	1.29%	3.60%	1.42%	2.15%	1.77%
Portfolio turnover rate	11%	19%	19%	17%	21%
(A)
Calculated based on average number of shares outstanding.
(B)
Rounds to less than $0.01 or $(0.01).
(C)
Does not include expenses of the underlying investments in which the Portfolio invests.
(D)
Waiver and/or reimbursement rounds to less than 0.01%.

Transamerica JPMorgan Mid Cap Value VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$19.74	$15.64	$16.28	$14.44	$16.88
Investment operations:
Net investment income (loss)(A)	0.18	0.13	0.16	0.19	0.23
Net realized and unrealized gain (loss)	(1.72)	4.41	(0.08)	3.42	(2.14)
Total investment operations	(1.54)	4.54	0.08	3.61	(1.91)
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.14)	(0.18)	(0.24)	(0.15)
Net realized gains	(3.43)	(0.30)	(0.54)	(1.53)	(0.38)
Total dividends and/or distributions to shareholders	(3.58)	(0.44)	(0.72)	(1.77)	(0.53)
Net asset value, end of year	$14.62	$19.74	$15.64	$16.28	$14.44
Total return	(8.23)%	29.19%	1.35%	26.21%	(11.81)%
Ratio and supplemental data:
Net assets end of year (000’s)	$235,756	$263,545	$199,873	$230,002	$187,476
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.87%	0.88%	0.87%	0.87%
Including waiver and/or reimbursement and recapture	0.87%	0.87%	0.88%	0.87%	0.87%(B)
Net investment income (loss) to average net assets	1.05%	0.68%	1.14%	1.15%	1.35%
Portfolio turnover rate	15%	45%	22%	14%	16%
(A)
Calculated based on average number of shares outstanding.
(B)
Waiver and/or reimbursement rounds to less than 0.01%.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$19.31	$15.32	$15.97	$14.18	$16.60
Investment operations:
Net investment income (loss)(A)	0.13	0.08	0.12	0.14	0.18
Net realized and unrealized gain (loss)	(1.67)	4.32	(0.09)	3.37	(2.11)
Total investment operations	(1.54)	4.40	0.03	3.51	(1.93)
Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.11)	(0.14)	(0.19)	(0.11)
Net realized gains	(3.43)	(0.30)	(0.54)	(1.53)	(0.38)
Total dividends and/or distributions to shareholders	(3.53)	(0.41)	(0.68)	(1.72)	(0.49)
Net asset value, end of year	$14.24	$19.31	$15.32	$15.97	$14.18
Total return	(8.43)%	28.84%	1.03%	25.99%	(12.09)%
Ratio and supplemental data:
Net assets end of year (000’s)	$242,628	$297,801	$251,374	$258,115	$202,973
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%	1.12%	1.13%	1.12%	1.12%
Including waiver and/or reimbursement and recapture	1.12%	1.12%	1.13%	1.12%	1.12%(B)
Net investment income (loss) to average net assets	0.81%	0.43%	0.88%	0.90%	1.09%
Portfolio turnover rate	15%	45%	22%	14%	16%
(A)
Calculated based on average number of shares outstanding.
(B)
Waiver and/or reimbursement rounds to less than 0.01%.

Transamerica JPMorgan Tactical Allocation VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$15.60	$16.13	$15.08	$13.96	$15.16
Investment operations:
Net investment income (loss)(A)	0.20	0.22	0.27	0.33	0.32
Net realized and unrealized gain (loss)	(2.46)	0.57	1.55	1.36	(0.74)
Total investment operations	(2.26)	0.79	1.82	1.69	(0.42)
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.31)	(0.38)	(0.37)	(0.34)
Net realized gains	(1.55)	(1.01)	(0.39)	(0.20)	(0.44)
Total dividends and/or distributions to shareholders	(1.82)	(1.32)	(0.77)	(0.57)	(0.78)
Net asset value, end of year	$11.52	$15.60	$16.13	$15.08	$13.96
Total return	(14.80)%	4.91%	12.36%	12.18%	(2.94)%
Ratio and supplemental data:
Net assets end of year (000’s)	$63,613	$81,871	$83,030	$79,367	$80,793
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.75%	0.77%	0.78%	0.77%	0.78%
Including waiver and/or reimbursement and recapture	0.75%	0.77%	0.78%	0.77%	0.77%
Net investment income (loss) to average net assets	1.52%	1.39%	1.77%	2.20%	2.18%
Portfolio turnover rate	106%	83%	73%	45%	58%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$16.54	$17.03	$15.88	$14.67	$15.89
Investment operations:
Net investment income (loss)(A)	0.18	0.19	0.25	0.30	0.30
Net realized and unrealized gain (loss)	(2.61)	0.59	1.63	1.44	(0.78)
Total investment operations	(2.43)	0.78	1.88	1.74	(0.48)
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.26)	(0.34)	(0.33)	(0.30)
Net realized gains	(1.55)	(1.01)	(0.39)	(0.20)	(0.44)
Total dividends and/or distributions to shareholders	(1.78)	(1.27)	(0.73)	(0.53)	(0.74)
Net asset value, end of year	$12.33	$16.54	$17.03	$15.88	$14.67
Total return	(15.03)%	4.63%	12.10%	11.91%	(3.19)%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,025,029	$1,354,922	$1,392,332	$1,308,451	$1,234,443
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	1.00%	1.02%	1.03%	1.02%	1.03%
Including waiver and/or reimbursement and recapture	1.00%	1.02%	1.03%	1.02%	1.02%
Net investment income (loss) to average net assets	1.26%	1.14%	1.52%	1.95%	1.93%
Portfolio turnover rate	106%	83%	73%	45%	58%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.

Transamerica Madison Diversified Income VP
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$15.03	$14.34	$13.84	$12.54	$13.08
Investment operations:
Net investment income (loss)(A)	0.22	0.18	0.21	0.21	0.23
Net realized and unrealized gain (loss)	(1.74)	0.94	0.86	1.65	(0.32)
Total investment operations	(1.52)	1.12	1.07	1.86	(0.09)
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.24)	(0.23)	(0.21)	(0.19)
Net realized gains	(1.99)	(0.19)	(0.34)	(0.35)	(0.26)
Total dividends and/or distributions to shareholders	(2.22)	(0.43)	(0.57)	(0.56)	(0.45)
Net asset value, end of year	$11.29	$15.03	$14.34	$13.84	$12.54
Total return	(10.38)%	7.87%	7.95%	14.94%	(0.75)%
Ratio and supplemental data:
Net assets end of year (000’s)	$143,440	$176,032	$210,086	$185,147	$137,727
Expenses to average net assets	1.06%	1.05%	1.04%	1.05%	1.03%
Net investment income (loss) to average net assets	1.69%	1.21%	1.55%	1.58%	1.80%
Portfolio turnover rate	32%	33%	40%	25%	33%
(A)
Calculated based on average number of shares outstanding.

Transamerica Market Participation Strategy VP
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$14.11	$13.78	$11.70	$11.73	$12.80
Investment operations:
Net investment income (loss)(A)	0.04	0.01	0.07	0.12	0.11
Net realized and unrealized gain (loss)	(2.07)	1.92	2.29	1.93	(0.41)
Total investment operations	(2.03)	1.93	2.36	2.05	(0.30)
Dividends and/or distributions to shareholders:
Net investment income	(0.00)(B)	(0.07)	(0.13)	(0.12)	(0.05)
Net realized gains	(3.08)	(1.53)	(0.15)	(1.96)	(0.72)
Total dividends and/or distributions to shareholders	(3.08)	(1.60)	(0.28)	(2.08)	(0.77)
Net asset value, end of year	$9.00	$14.11	$13.78	$11.70	$11.73
Total return	(15.30)%	14.45%	20.33%	18.58%	(2.73)%
Ratio and supplemental data:
Net assets end of year (000’s)	$336,365	$460,349	$467,693	$427,339	$412,353
Expenses to average net assets	0.97%	0.96%	0.97%	0.97%	0.96%
Net investment income (loss) to average net assets	0.35%	0.04%	0.52%	1.02%	0.84%
Portfolio turnover rate	3%	72%	51%	32%	42%
(A)
Calculated based on average number of shares outstanding.
(B)
Rounds to less than $0.01 or $(0.01).

Transamerica Morgan Stanley Capital Growth VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$29.23	$38.86	$18.46	$16.20	$18.06
Investment operations:
Net investment income (loss)(A)	(0.06)	(0.25)	(0.19)	(0.13)	(0.09)
Net realized and unrealized gain (loss)	(15.27)	1.48	21.70	4.00	1.81
Total investment operations	(15.33)	1.23	21.51	3.87	1.72
Dividends and/or distributions to shareholders:
Net realized gains	(10.11)	(10.86)	(1.11)	(1.61)	(3.58)
Net asset value, end of year	$3.79	$29.23	$38.86	$18.46	$16.20
Total return	(59.84)%	(0.53)%	117.87%	23.74%	6.68%
Ratio and supplemental data:
Net assets end of year (000’s)	$326,844	$1,621,984	$2,000,396	$1,316,457	$262,181
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%	0.72%	0.73%	0.82%	0.87%
Including waiver and/or reimbursement and recapture	0.76%(B)	0.72%	0.73%	0.82%	0.87%
Net investment income (loss) to average net assets	(0.56)%	(0.66)%	(0.70)%	(0.68)%	(0.48)%
Portfolio turnover rate	37%	59%	52%	209%	50%
(A)
Calculated based on average number of shares outstanding.
(B)
Waiver and/or reimbursement rounds to less than 0.01%.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$27.60	$37.32	$17.80	$15.70	$17.63
Investment operations:
Net investment income (loss)(A)	(0.06)	(0.32)	(0.26)	(0.16)	(0.14)
Net realized and unrealized gain (loss)	(14.31)	1.46	20.89	3.87	1.79
Total investment operations	(14.37)	1.14	20.63	3.71	1.65
Dividends and/or distributions to shareholders:
Net realized gains	(10.11)	(10.86)	(1.11)	(1.61)	(3.58)
Net asset value, end of year	$3.12	$27.60	$37.32	$17.80	$15.70
Total return	(59.91)%	(0.83)%	117.29%	23.47%	6.44%
Ratio and supplemental data:
Net assets end of year (000’s)	$390,403	$929,704	$975,188	$407,389	$121,507
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01%	0.97%	0.98%	1.07%	1.12%
Including waiver and/or reimbursement and recapture	1.01%(B)	0.97%	0.98%	1.07%	1.12%
Net investment income (loss) to average net assets	(0.80)%	(0.91)%	(0.96)%	(0.90)%	(0.73)%
Portfolio turnover rate	37%	59%	52%	209%	50%
(A)
Calculated based on average number of shares outstanding.
(B)
Waiver and/or reimbursement rounds to less than 0.01%.

Transamerica Morgan Stanley Global Allocation Managed Risk –Balanced VP
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$10.45	$10.28	$10.03	$9.01	$9.88
Investment operations:
Net investment income (loss)(A)	1.43	1.32	0.54	0.13	0.33
Net realized and unrealized gain (loss)	(3.09)	(0.59)	0.09	1.18	(1.09)
Total investment operations	(1.66)	0.73	0.63	1.31	(0.76)
Dividends and/or distributions to shareholders:
Net investment income	(1.41)	(0.56)	(0.13)	(0.29)	(0.11)
Net realized gains	–	–	(0.25)	–	–
Total dividends and/or distributions to shareholders	(1.41)	(0.56)	(0.38)	(0.29)	(0.11)
Net asset value, end of year	$7.38	$10.45	$10.28	$10.03	$9.01
Total return	(16.23)%	7.18%	6.49%	14.71%	(7.76)%
Ratio and supplemental data:
Net assets end of year (000’s)	$226,187	$300,295	$299,061	$286,813	$228,627
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.50%	0.48%	0.53%	0.56%	0.57%
Including waiver and/or reimbursement and recapture	0.47%	0.47%	0.51%(C)	0.57%	0.57%(D)
Net investment income (loss) to average net assets	16.41%	12.45%	5.60%	1.41%	3.40%
Portfolio turnover rate	2%	–%	5%	–%	–%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
Effective May 1, 2020, the Portfolio’s operating expense limit changed from 0.57% to 0.47%.
(D)
Waiver and/or reimbursement rounds to less than 0.01%.

Transamerica Morgan Stanley Global Allocation VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$9.14	$9.92	$9.08	$8.41	$9.45
Investment operations:
Net investment income (loss)(A)	0.06	0.08	0.06	0.14	0.14
Net realized and unrealized gain (loss)	(1.60)	0.73	1.56	1.33	(0.81)
Total investment operations	(1.54)	0.81	1.62	1.47	(0.67)
Dividends and/or distributions to shareholders:
Net investment income	(0.06)	(0.13)	(0.19)	(0.18)	(0.21)
Net realized gains	(2.29)	(1.46)	(0.59)	(0.62)	(0.16)
Total dividends and/or distributions to shareholders	(2.35)	(1.59)	(0.78)	(0.80)	(0.37)
Net asset value, end of year	$5.25	$9.14	$9.92	$9.08	$8.41
Total return	(17.51)%	8.42%	18.59%	18.20%	(7.40)%
Ratio and supplemental data:
Net assets end of year (000’s)	$210,172	$299,521	$294,447	$476,636	$402,850
Expenses to average net assets
Excluding waiver and/or reimbursement, including dividends, interest and fees for borrowings from securities sold short	0.99%	0.93%(B)	0.87%(B)	0.77%(B)	0.82%(B)
Including waiver and/or reimbursement, including dividends, interest and fees for borrowings from securities sold short	0.89%	0.84%(B)	0.83%(B)	0.76%(B)	0.80%(B)
Including waiver and/or reimbursement and recapture, excluding dividends, interest, and fees for borrowings from securities sold short	0.79%	0.73%(B)	0.75%(B)	0.76%(B),(C)	0.79%(B)
Net investment income (loss) to average net assets	0.86%	0.82%	0.62%	1.55%	1.47%
Portfolio turnover rate	51%	65%	151%	190%	160%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
Dividends and interest from securities sold short rounds to less than 0.01%.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$16.84	$17.04	$15.06	$13.47	$14.91
Investment operations:
Net investment income (loss)(A)	0.09	0.08	0.05	0.19	0.18
Net realized and unrealized gain (loss)	(3.02)	1.27	2.67	2.16	(1.29)
Total investment operations	(2.93)	1.35	2.72	2.35	(1.11)
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.09)	(0.15)	(0.14)	(0.17)
Net realized gains	(2.29)	(1.46)	(0.59)	(0.62)	(0.16)
Total dividends and/or distributions to shareholders	(2.30)	(1.55)	(0.74)	(0.76)	(0.33)
Net asset value, end of year	$11.61	$16.84	$17.04	$15.06	$13.47
Total return	(17.76)%	8.18%	18.34%	17.85%	(7.62)%
Ratio and supplemental data:
Net assets end of year (000’s)	$849,607	$1,181,323	$1,254,989	$1,205,764	$1,161,703
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.20%	1.14%(B)	1.13%(B)	1.02%(B)	1.07%(B)
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.10%	1.08%(B)	1.09%(B)	1.01%(B)	1.05%(B)
Including waiver and/or reimbursement and recapture, excluding dividends, interest, and fees for borrowings from securities sold short	1.00%	0.97%(B)	0.99%(B)	1.01%(B),(C)	1.04%(B)
Net investment income (loss) to average net assets	0.62%	0.48%	0.30%	1.31%	1.21%
Portfolio turnover rate	51%	65%	151%	190%	160%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.
(C)
Dividends and interest from securities sold short rounds to less than 0.01%.

Transamerica MSCI EAFE Index VP
For a share outstanding during the period and years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018(A)
Net asset value, beginning of period/year	$13.25	$12.10	$11.40	$9.53	$11.61
Investment operations:
Net investment income (loss)(B)	0.34	0.35	0.24	0.30	0.19
Net realized and unrealized gain (loss)	(2.25)	1.01	0.65	1.72	(2.21)
Total investment operations	(1.91)	1.36	0.89	2.02	(2.02)
Dividends and/or distributions to shareholders:
Net investment income	(0.36)	(0.21)	(0.18)	(0.15)	(0.04)
Net realized gains	–	–	(0.01)	–	(0.02)
Total dividends and/or distributions to shareholders	(0.36)	(0.21)	(0.19)	(0.15)	(0.06)
Net asset value, end of period/year	$10.98	$13.25	$12.10	$11.40	$9.53
Total return	(14.28)%	11.26%	8.12%	21.32%	(17.43)%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$7,307	$8,288	$6,492	$3,937	$1,230
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.50%	0.34%	0.57%	0.59%	1.95%(D)
Including waiver and/or reimbursement and recapture	0.18%	0.18%	0.18%	0.18%	0.18%(D)
Net investment income (loss) to average net assets	3.04%	2.67%	2.29%	2.85%	1.94%(D)
Portfolio turnover rate	4%	3%	3%	5%	2%
(A)
Commenced operations on January 12, 2018.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Annualized.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$13.18	$12.04	$11.37	$9.51	$11.15
Investment operations:
Net investment income (loss)(A)	0.31	0.31	0.21	0.28	0.26
Net realized and unrealized gain (loss)	(2.23)	1.02	0.64	1.71	(1.84)

Total investment operations	(1.92)	1.33	0.85	1.99	(1.58)
Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.19)	(0.17)	(0.13)	(0.04)
Net realized gains	–	–	(0.01)	–	(0.02)
Total dividends and/or distributions to shareholders	(0.33)	(0.19)	(0.18)	(0.13)	(0.06)
Net asset value, end of year	$10.93	$13.18	$12.04	$11.37	$9.51
Total return	(14.45)%	10.95%	7.81%	21.10%	(14.23)%
Ratio and supplemental data:
Net assets end of year (000’s)	$59,610	$70,417	$59,190	$42,262	$18,533
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.59%	0.82%	0.84%	2.20%
Including waiver and/or reimbursement and recapture	0.43%	0.43%	0.43%	0.43%	0.43%
Net investment income (loss) to average net assets	2.77%	2.41%	2.01%	2.62%	2.45%
Portfolio turnover rate	4%	3%	3%	5%	2%
(A)
Calculated based on average number of shares outstanding.

Transamerica Multi-Managed Balanced VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$18.68	$17.04	$15.54	$13.85	$15.17
Investment operations:
Net investment income (loss)(A)	0.22	0.17	0.20	0.24	0.25
Net realized and unrealized gain (loss)	(3.14)	2.68	2.20	2.69	(0.75)
Total investment operations	(2.92)	2.85	2.40	2.93	(0.50)
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.21)	(0.25)	(0.26)	(0.22)
Net realized gains	(1.96)	(1.00)	(0.65)	(0.98)	(0.60)
Total dividends and/or distributions to shareholders	(2.16)	(1.21)	(0.90)	(1.24)	(0.82)
Net asset value, end of year	$13.60	$18.68	$17.04	$15.54	$13.85
Total return	(16.28)%	17.04%	15.90%	21.77%	(3.66)%
Ratio and supplemental data:
Net assets end of year (000’s)	$292,382	$381,588	$376,902	$345,274	$305,002
Expenses to average net assets	0.62%	0.61%	0.63%	0.66%	0.66%
Net investment income (loss) to average net assets	1.43%	0.97%	1.29%	1.61%	1.64%
Portfolio turnover rate	33%	35%	51%	45%	46%
(A)
Calculated based on average number of shares outstanding.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$18.19	$16.62	$15.18	$13.55	$14.86
Investment operations:
Net investment income (loss)(A)	0.18	0.13	0.16	0.20	0.20
Net realized and unrealized gain (loss)	(3.06)	2.61	2.15	2.63	(0.73)
Total investment operations	(2.88)	2.74	2.31	2.83	(0.53)
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.17)	(0.22)	(0.22)	(0.18)
Net realized gains	(1.96)	(1.00)	(0.65)	(0.98)	(0.60)
Total dividends and/or distributions to shareholders	(2.11)	(1.17)	(0.87)	(1.20)	(0.78)
Net asset value, end of year	$13.20	$18.19	$16.62	$15.18	$13.55
Total return	(16.49)%	16.79%	15.60%	21.50%	(3.90)%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,186,551	$1,619,087	$1,540,413	$1,451,102	$1,283,242
Expenses to average net assets	0.87%	0.86%	0.88%	0.91%	0.91%
Net investment income (loss) to average net assets	1.18%	0.72%	1.04%	1.36%	1.39%
Portfolio turnover rate	33%	35%	51%	45%	46%
(A)
Calculated based on average number of shares outstanding.

Transamerica PIMCO Tactical – Balanced VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$12.31	$12.46	$12.62	$10.57	$12.67
Investment operations:
Net investment income (loss)(A)	0.15	0.08	0.03	0.23	0.23
Net realized and unrealized gain (loss)	(2.48)	0.74	1.07	1.87	(0.98)
Total investment operations	(2.33)	0.82	1.10	2.10	(0.75)
Dividends and/or distributions to shareholders:
Net investment income	(0.09)	–	(0.45)	(0.05)	(0.43)
Net realized gains	(0.98)	(0.97)	(0.81)	–	(0.92)
Total dividends and/or distributions to shareholders	(1.07)	(0.97)	(1.26)	(0.05)	(1.35)
Net asset value, end of year	$8.91	$12.31	$12.46	$12.62	$10.57
Total return	(19.42)%	6.62%	9.18%	19.90%	(6.75)%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,025	$6,616	$6,311	$6,386	$5,850
Expenses to average net assets	0.86%	0.86%	0.86%	0.91%	0.92%
Net investment income (loss) to average net assets	1.47%	0.60%	0.25%	1.96%	1.88%
Portfolio turnover rate	33%	38%(B)	59%(B)	50%(B)	50%(B)
(A)
Calculated based on average number of shares outstanding.
(B)
Excludes sale-buyback transactions.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$12.08	$12.27	$12.45	$10.42	$12.51
Investment operations:
Net investment income (loss)(A)	0.12	0.04	(0.00)(B)	0.20	0.19
Net realized and unrealized gain (loss)	(2.43)	0.74	1.05	1.85	(0.96)
Total investment operations	(2.31)	0.78	1.05	2.05	(0.77)
Dividends and/or distributions to shareholders:
Net investment income	(0.06)	–	(0.42)	(0.02)	(0.40)
Net realized gains	(0.98)	(0.97)	(0.81)	–	(0.92)
Total dividends and/or distributions to shareholders	(1.04)	(0.97)	(1.23)	(0.02)	(1.32)
Net asset value, end of year	$8.73	$12.08	$12.27	$12.45	$10.42
Total return	(19.65)%	6.39%	8.86%	19.68%	(6.94)%
Ratio and supplemental data:
Net assets end of year (000’s)	$370,773	$525,408	$573,363	$583,749	$549,444
Expenses to average net assets	1.11%	1.11%	1.11%	1.16%	1.17%
Net investment income (loss) to average net assets	1.21%	0.36%	(0.00)%(C)	1.71%	1.63%
Portfolio turnover rate	33%	38%(D)	59%(D)	50%(D)	50%(D)
(A)
Calculated based on average number of shares outstanding.
(B)
Rounds to less than $0.01 or $(0.01).
(C)
Rounds to less than 0.01% or (0.01)%.
(D)
Excludes sale-buyback transactions.

Transamerica PIMCO Tactical – Conservative VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$11.84	$12.47	$12.32	$10.49	$12.21
Investment operations:
Net investment income (loss)(A)	0.17	0.13	0.20	0.24	0.25
Net realized and unrealized gain (loss)	(2.17)	0.41	1.01	1.63	(0.78)
Total investment operations	(2.00)	0.54	1.21	1.87	(0.53)
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.16)	(0.21)	(0.04)	(0.43)
Net realized gains	(0.61)	(1.01)	(0.85)	–	(0.76)
Total dividends and/or distributions to shareholders	(0.75)	(1.17)	(1.06)	(0.04)	(1.19)
Net asset value, end of year	$9.09	$11.84	$12.47	$12.32	$10.49
Total return	(17.12)%	4.43%	10.22%	17.86%	(4.92)%
Ratio and supplemental data:
Net assets end of year (000’s)	$8,782	$11,199	$11,569	$10,796	$9,729
Expenses to average net assets(B)	0.87%	0.87%	0.87%	0.92%	0.97%
Net investment income (loss) to average net assets	1.69%	1.03%	1.61%	2.11%	2.11%
Portfolio turnover rate(C)	34%	60%	65%	64%	40%
(A)
Calculated based on average number of shares outstanding.
(B)
Includes interest fee on sale-buyback transactions.
(C)
Excludes sale-buyback transactions.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$11.68	$12.31	$12.18	$10.37	$12.08
Investment operations:
Net investment income (loss)(A)	0.14	0.09	0.17	0.21	0.21
Net realized and unrealized gain (loss)	(2.13)	0.42	0.99	1.61	(0.76)
Total investment operations	(1.99)	0.51	1.16	1.82	(0.55)
Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.13)	(0.18)	(0.01)	(0.40)
Net realized gains	(0.61)	(1.01)	(0.85)	–	(0.76)
Total dividends and/or distributions to shareholders	(0.72)	(1.14)	(1.03)	(0.01)	(1.16)
Net asset value, end of year	$8.97	$11.68	$12.31	$12.18	$10.37
Total return	(17.29)%	4.21%	9.89%	17.57%	(5.15)%
Ratio and supplemental data:
Net assets end of year (000’s)	$187,658	$261,941	$306,221	$284,650	$260,628
Expenses to average net assets(B)	1.12%	1.12%	1.12%	1.17%	1.22%
Net investment income (loss) to average net assets	1.42%	0.78%	1.36%	1.86%	1.85%
Portfolio turnover rate(C)	34%	60%	65%	64%	40%
(A)
Calculated based on average number of shares outstanding.
(B)
Includes interest fee on sale-buyback transactions.
(C)
Excludes sale-buyback transactions.

Transamerica PIMCO Tactical – Growth VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$12.30	$12.11	$12.60	$10.34	$12.82
Investment operations:
Net investment income (loss)(A)	0.11	(0.00)(B)	0.12	0.19	0.18
Net realized and unrealized gain (loss)	(2.23)	1.14	0.95	2.07	(0.98)
Total investment operations	(2.12)	1.14	1.07	2.26	(0.80)
Dividends and/or distributions to shareholders:
Net investment income	–	–	(0.52)	–	(0.42)
Net realized gains	(1.39)	(0.95)	(1.04)	–	(1.26)
Total dividends and/or distributions to shareholders	(1.39)	(0.95)	(1.56)	–	(1.68)
Net asset value, end of year	$8.79	$12.30	$12.11	$12.60	$10.34
Total return	(17.80)%	9.51%	9.26%	21.97%	(7.49)%
Ratio and supplemental data:
Net assets end of year (000’s)	$11,305	$13,976	$13,221	$13,002	$11,629
Expenses to average net assets	0.88%	0.88%	0.89%	0.92%	0.94%
Net investment income (loss) to average net assets	1.11%	(0.00)%(C)	0.98%	1.67%	1.50%
Portfolio turnover rate	32%	38%(D)	71%(D)	52%(D)	35%(D)
(A)
Calculated based on average number of shares outstanding.
(B)
Rounds to less than $0.01 or $(0.01).
(C)
Rounds to less than 0.01% or (0.01)%.
(D)
Excludes sale-buyback transactions.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$11.98	$11.85	$12.35	$10.16	$12.63
Investment operations:
Net investment income (loss)(A)	0.08	(0.03)	0.09	0.16	0.15
Net realized and unrealized gain (loss)	(2.17)	1.11	0.94	2.03	(0.97)
Total investment operations	(2.09)	1.08	1.03	2.19	(0.82)
Dividends and/or distributions to shareholders:
Net investment income	–	–	(0.49)	–	(0.39)
Net realized gains	(1.39)	(0.95)	(1.04)	–	(1.26)
Total dividends and/or distributions to shareholders	(1.39)	(0.95)	(1.53)	–	(1.65)
Net asset value, end of year	$8.50	$11.98	$11.85	$12.35	$10.16
Total return	(18.03)%	9.21%	9.09%	21.56%	(7.68)%
Ratio and supplemental data:
Net assets end of year (000’s)	$249,258	$356,629	$381,949	$383,967	$345,848
Expenses to average net assets	1.13%	1.13%	1.14%	1.17%	1.19%
Net investment income (loss) to average net assets	0.82%	(0.25)%	0.73%	1.42%	1.25%
Portfolio turnover rate	32%	38%(B)	71%(B)	52%(B)	35%(B)
(A)
Calculated based on average number of shares outstanding.
(B)
Excludes sale-buyback transactions.

Transamerica PineBridge Inflation Opportunities VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$11.37	$11.08	$10.35	$9.80	$10.13
Investment operations:
Net investment income (loss)(A)	0.62	0.45	0.11	0.17	0.23
Net realized and unrealized gain (loss)	(1.76)	0.00(B)	0.82	0.65	(0.36)
Total investment operations	(1.14)	0.45	0.93	0.82	(0.13)
Dividends and/or distributions to shareholders:
Net investment income	(0.43)	(0.16)	(0.20)	(0.27)	(0.20)
Net asset value, end of year	$9.80	$11.37	$11.08	$10.35	$9.80
Total return	(10.21)%	4.08%	9.01%	8.39%	(1.29)%
Ratio and supplemental data:
Net assets end of year (000’s)	$98	$184	$60	$11	$10
Expenses to average net assets	0.56%(C)	0.57%(C)	0.63%(C)	0.65%(C)	0.65%
Net investment income (loss) to average net assets	5.84%	4.01%	1.00%	1.71%	2.30%
Portfolio turnover rate	43%	32%	29%	26%	37%
(A)
Calculated based on average number of shares outstanding.
(B)
Rounds to less than $0.01 or $(0.01).
(C)
Does not include expenses of the underlying investments in which the Portfolio invests.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$11.54	$11.24	$10.50	$9.93	$10.26
Investment operations:
Net investment income (loss)(A)	0.59	0.39	0.09	0.15	0.21
Net realized and unrealized gain (loss)	(1.79)	0.04	0.82	0.66	(0.37)
Total investment operations	(1.20)	0.43	0.91	0.81	(0.16)
Dividends and/or distributions to shareholders:
Net investment income	(0.40)	(0.13)	(0.17)	(0.24)	(0.17)
Net asset value, end of year	$9.94	$11.54	$11.24	$10.50	$9.93
Total return	(10.55)%	3.86%	8.69%	8.20%	(1.55)%
Ratio and supplemental data:
Net assets end of year (000’s)	$144,585	$168,860	$163,571	$164,616	$169,688
Expenses to average net assets	0.81%(B)	0.82%(B)	0.88%(B)	0.90%(B)	0.90%
Net investment income (loss) to average net assets	5.54%	3.40%	0.82%	1.45%	2.04%
Portfolio turnover rate	43%	32%	29%	26%	37%
(A)
Calculated based on average number of shares outstanding.
(B)
Does not include expenses of the underlying investments in which the Portfolio invests.

Transamerica ProFund UltraBear VP
For a share outstanding during the years indicated:	Service Class
	December 31, 2022(A)	December 31, 2021(A)	December 31, 2020(A)	December 31, 2019(A)	December 31, 2018(A)
Net asset value, beginning of year	$9.41	$16.51	$35.45	$61.23	$57.58
Investment operations:
Net investment income (loss)(B)	(0.02)	(0.15)	(0.30)	0.08	(0.08)
Net realized and unrealized gain (loss)	2.92	(6.95)	(18.56)	(25.86)	3.73
Total investment operations	2.90	(7.10)	(18.86)	(25.78)	3.65
Dividends and/or distributions to shareholders:
Net investment income	–	–	(0.08)	–	–
Net asset value, end of year	$12.31	$9.41	$16.51	$35.45	$61.23
Total return	23.10%	(38.46)%	(53.41)%	(42.86)%	6.52%
Ratio and supplemental data:
Net assets end of year (000’s)	$31,709	$7,424	$9,355	$13,250	$36,506
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	1.27%	1.58%	1.34%	1.29%	1.29%
Including waiver and/or reimbursement and recapture	1.23%	1.24%(D)	1.23%	1.23%	1.23%
Net investment income (loss) to average net assets	(0.60)%	(1.24)%	(1.10)%	0.17%	(0.15)%
Portfolio turnover rate	–%	–%	–%	–%	–%
(A)
Updated to reflect the effect of a 1-for-125 reverse share split on January 21, 2022.
(B)
Calculated based on average number of shares outstanding.
(C)
Does not include expenses of the underlying investments in which the Portfolio invests.
(D)
Includes extraordinary expenses outside the operating expense limit.

Transamerica S&P 500 Index VP
For a share outstanding during the period and years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018(A)
Net asset value, beginning of period/year	$20.52	$16.39	$14.02	$10.74	$11.80
Investment operations:
Net investment income (loss)(B)	0.26	0.23	0.23	0.23	0.21
Net realized and unrealized gain (loss)	(3.97)	4.41	2.30	3.12	(1.22)
Total investment operations	(3.71)	4.64	2.53	3.35	(1.01)
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.18)	(0.11)	(0.07)	(0.03)
Net realized gains	(0.23)	(0.33)	(0.05)	–	(0.02)
Total dividends and/or distributions to shareholders	(0.44)	(0.51)	(0.16)	(0.07)	(0.05)
Net asset value, end of period/year	$16.37	$20.52	$16.39	$14.02	$10.74
Total return	(18.22)%	28.50%	18.18%	31.22%	(8.66)%(C)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$59,133	$39,034	$33,069	$11,818	$3,735
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.13%	0.13%	0.16%	0.19%	0.40%(D)
Including waiver and/or reimbursement and recapture	0.14%	0.14%	0.14%	0.14%	0.14%(D)
Net investment income (loss) to average net assets	1.48%	1.24%	1.65%	1.81%	1.88%(D)
Portfolio turnover rate	5%	3%	10%	1%	1%
(A)
Commenced operations on January 12, 2018.
(B)
Calculated based on average number of shares outstanding.
(C)
Not annualized.
(D)
Annualized.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$20.40	$16.32	$13.97	$10.72	$11.32
Investment operations:
Net investment income (loss)(A)	0.21	0.18	0.20	0.20	0.18
Net realized and unrealized gain (loss)	(3.94)	4.38	2.30	3.11	(0.74)
Total investment operations	(3.73)	4.56	2.50	3.31	(0.56)
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.15)	(0.10)	(0.06)	(0.02)
Net realized gains	(0.23)	(0.33)	(0.05)	–	(0.02)
Total dividends and/or distributions to shareholders	(0.40)	(0.48)	(0.15)	(0.06)	(0.04)
Net asset value, end of year	$16.27	$20.40	$16.32	$13.97	$10.72
Total return	(18.44)%	28.14%	17.98%	30.90%	(4.99)%
Ratio and supplemental data:
Net assets end of year (000’s)	$417,940	$518,804	$352,326	$213,010	$53,694
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.38%	0.38%	0.41%	0.44%	0.65%
Including waiver and/or reimbursement and recapture	0.39%	0.39%	0.39%	0.39%	0.39%
Net investment income (loss) to average net assets	1.20%	0.99%	1.43%	1.56%	1.57%
Portfolio turnover rate	5%	3%	10%	1%	1%
(A)
Calculated based on average number of shares outstanding.

Transamerica Small/Mid Cap Value VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$24.43	$19.19	$19.51	$17.11	$21.51
Investment operations:
Net investment income (loss)(A)	0.20	0.13	0.17	0.18	0.22
Net realized and unrealized gain (loss)	(2.09)	5.26	0.41	3.95	(2.28)
Total investment operations	(1.89)	5.39	0.58	4.13	(2.06)
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.15)	(0.20)	(0.19)	(0.20)
Net realized gains	(3.57)	–	(0.70)	(1.54)	(2.14)
Total dividends and/or distributions to shareholders	(3.71)	(0.15)	(0.90)	(1.73)	(2.34)
Net asset value, end of year	$18.83	$24.43	$19.19	$19.51	$17.11
Total return	(8.31)%	28.12%	4.04%	25.28%	(11.46)%
Ratio and supplemental data:
Net assets end of year (000’s)	$298,340	$355,144	$316,185	$339,556	$305,350
Expenses to average net assets	0.81%	0.82%	0.83%	0.83%	0.83%
Net investment income (loss) to average net assets	0.91%	0.57%	1.03%	0.96%	1.05%
Portfolio turnover rate	44%	46%	71%	56%	61%
(A)
Calculated based on average number of shares outstanding.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$23.62	$18.57	$18.92	$16.64	$20.97
Investment operations:
Net investment income (loss)(A)	0.14	0.07	0.12	0.13	0.16
Net realized and unrealized gain (loss)	(2.01)	5.09	0.39	3.83	(2.21)
Total investment operations	(1.87)	5.16	0.51	3.96	(2.05)
Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.11)	(0.16)	(0.14)	(0.14)
Net realized gains	(3.57)	–	(0.70)	(1.54)	(2.14)
Total dividends and/or distributions to shareholders	(3.65)	(0.11)	(0.86)	(1.68)	(2.28)
Net asset value, end of year	$18.10	$23.62	$18.57	$18.92	$16.64
Total return	(8.53)%	27.81%	3.74%	24.94%	(11.64)%
Ratio and supplemental data:
Net assets end of year (000’s)	$219,682	$276,007	$231,626	$218,875	$165,494
Expenses to average net assets	1.06%	1.07%	1.08%	1.08%	1.08%
Net investment income (loss) to average net assets	0.66%	0.32%	0.77%	0.71%	0.80%
Portfolio turnover rate	44%	46%	71%	56%	61%
(A)
Calculated based on average number of shares outstanding.

Transamerica T. Rowe Price Small Cap VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$19.01	$18.92	$16.42	$13.79	$15.59
Investment operations:
Net investment income (loss)(A)	(0.03)	(0.08)	(0.04)	(0.03)	(0.04)
Net realized and unrealized gain (loss)	(3.97)	2.17	3.68	4.42	(0.91)
Total investment operations	(4.00)	2.09	3.64	4.39	(0.95)
Dividends and/or distributions to shareholders:
Net realized gains	(5.23)	(2.00)	(1.14)	(1.76)	(0.85)
Net asset value, end of year	$9.78	$19.01	$18.92	$16.42	$13.79
Total return	(22.39)%	11.37%	23.56%	32.77%	(7.08)%
Ratio and supplemental data:
Net assets end of year (000’s)	$272,748	$448,767	$757,843	$649,477	$539,421
Expenses to average net assets	0.81%	0.81%	0.81%	0.81%	0.81%
Net investment income (loss) to average net assets	(0.24)%	(0.43)%	(0.26)%	(0.19)%	(0.27)%
Portfolio turnover rate	33%	28%	39%	21%	29%
(A)
Calculated based on average number of shares outstanding.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$17.39	$17.51	$15.31	$12.99	$14.76
Investment operations:
Net investment income (loss)(A)	(0.06)	(0.12)	(0.07)	(0.06)	(0.08)
Net realized and unrealized gain (loss)	(3.61)	2.00	3.41	4.14	(0.84)
Total investment operations	(3.67)	1.88	3.34	4.08	(0.92)
Dividends and/or distributions to shareholders:
Net realized gains	(5.23)	(2.00)	(1.14)	(1.76)	(0.85)
Net asset value, end of year	$8.49	$17.39	$17.51	$15.31	$12.99
Total return	(22.60)%	11.08%	23.30%	32.39%	(7.28)%
Ratio and supplemental data:
Net assets end of year (000’s)	$334,348	$479,458	$456,089	$368,301	$250,801
Expenses to average net assets	1.06%	1.06%	1.06%	1.06%	1.06%
Net investment income (loss) to average net assets	(0.49)%	(0.67)%	(0.51)%	(0.43)%	(0.52)%
Portfolio turnover rate	33%	28%	39%	21%	29%
(A)
Calculated based on average number of shares outstanding.

Transamerica TS&W International Equity VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$16.04	$14.40	$13.95	$11.90	$14.43
Investment operations:
Net investment income (loss)(A)	0.34	0.31	0.20	0.30	0.29
Net realized and unrealized gain (loss)	(2.70)	1.62	0.65	2.15	(2.49)
Total investment operations	(2.36)	1.93	0.85	2.45	(2.20)
Dividends and/or distributions to shareholders:
Net investment income	(0.47)	(0.29)	(0.40)	(0.19)	(0.33)
Net realized gains	(0.56)	–	–	(0.21)	–
Total dividends and/or distributions to shareholders	(1.03)	(0.29)	(0.40)	(0.40)	(0.33)
Net asset value, end of year	$12.65	$16.04	$14.40	$13.95	$11.90
Total return	(14.40)%	13.41%	6.54%	21.06%	(15.52)%
Ratio and supplemental data:
Net assets end of year (000’s)	$102,637	$124,895	$126,686	$133,161	$125,396
Expenses to average net assets	0.85%	0.85%	0.88%	0.84%	0.90%
Net investment income (loss) to average net assets	2.49%	1.97%	1.59%	2.28%	2.11%
Portfolio turnover rate	14%	19%	20%	16%	32%
(A)
Calculated based on average number of shares outstanding.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$15.88	$14.26	$13.83	$11.80	$14.31
Investment operations:
Net investment income (loss)(A)	0.31	0.26	0.16	0.26	0.27
Net realized and unrealized gain (loss)	(2.68)	1.62	0.64	2.13	(2.48)
Total investment operations	(2.37)	1.88	0.80	2.39	(2.21)
Dividends and/or distributions to shareholders:
Net investment income	(0.43)	(0.26)	(0.37)	(0.15)	(0.30)
Net realized gains	(0.56)	–	–	(0.21)	–
Total dividends and/or distributions to shareholders	(0.99)	(0.26)	(0.37)	(0.36)	(0.30)
Net asset value, end of year	$12.52	$15.88	$14.26	$13.83	$11.80
Total return	(14.63)%	13.20%	6.20%	20.74%	(15.70)%
Ratio and supplemental data:
Net assets end of year (000’s)	$59,762	$77,923	$68,290	$57,952	$45,879
Expenses to average net assets	1.10%	1.10%	1.13%	1.09%	1.15%
Net investment income (loss) to average net assets	2.29%	1.67%	1.28%	2.01%	1.98%
Portfolio turnover rate	14%	19%	20%	16%	32%
(A)
Calculated based on average number of shares outstanding.

Transamerica WMC US Growth VP
For a share outstanding during the years indicated:	Initial Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$45.46	$43.71	$34.35	$26.86	$29.25
Investment operations:
Net investment income (loss)(A)	0.02	(0.05)	0.04	0.05	0.04
Net realized and unrealized gain (loss)	(13.49)	8.86	12.37	10.31	0.42
Total investment operations	(13.47)	8.81	12.41	10.36	0.46
Dividends and/or distributions to shareholders:
Net investment income	–	(0.04)	(0.04)	(0.04)	(0.16)
Net realized gains	(6.05)	(7.02)	(3.01)	(2.83)	(2.69)
Total dividends and/or distributions to shareholders	(6.05)	(7.06)	(3.05)	(2.87)	(2.85)
Net asset value, end of year	$25.94	$45.46	$43.71	$34.35	$26.86
Total return	(31.35)%	20.67%	37.30%	40.05%	0.21%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,766,449	$3,959,377	$3,646,030	$3,064,686	$2,313,734
Expenses to average net assets	0.65%	0.64%	0.65%	0.68%	0.70%
Net investment income (loss) to average net assets	0.07%	(0.11)%	0.11%	0.15%	0.15%
Portfolio turnover rate	34%	25%	30%	26%	28%
(A)
Calculated based on average number of shares outstanding.
For a share outstanding during the years indicated:	Service Class
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$43.74	$42.35	$33.41	$26.22	$28.62
Investment operations:
Net investment income (loss)(A)	(0.06)	(0.16)	(0.05)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	(12.94)	8.57	12.00	10.05	0.41
Total investment operations	(13.00)	8.41	11.95	10.02	0.38
Dividends and/or distributions to shareholders:
Net investment income	–	–	–	–	(0.09)
Net realized gains	(6.05)	(7.02)	(3.01)	(2.83)	(2.69)
Total dividends and/or distributions to shareholders	(6.05)	(7.02)	(3.01)	(2.83)	(2.78)
Net asset value, end of year	$24.69	$43.74	$42.35	$33.41	$26.22
Total return	(31.52)%	20.37%	36.94%	39.68%	(0.03)%
Ratio and supplemental data:
Net assets end of year (000’s)	$315,826	$499,931	$457,707	$345,318	$208,921
Expenses to average net assets	0.90%	0.89%	0.90%	0.93%	0.95%
Net investment income (loss) to average net assets	(0.19)%	(0.36)%	(0.14)%	(0.10)%	(0.10)%
Portfolio turnover rate	34%	25%	30%	26%	28%
(A)
Calculated based on average number of shares outstanding.

Transamerica Series Trust
1801 California Street, Suite 5200
Denver, CO 80202
Customer Service: 1-800-851-9777
ADDITIONAL INFORMATION about these portfolios is contained in the Statement of Additional Information dated May 1, 2023, as may be supplemented or revised from time to time, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus.
Information about the portfolios (including the Statement of Additional Information) has been filed with and is available from the SEC. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov. Reports and other information about the portfolios are also available on the SEC’s Internet site at http://www.sec.gov.
To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about the portfolios, call or write to Transamerica Series Trust at the phone number or address above or visit Transamerica Series Trust’s website at www.transamericaseriestrust.com. In the Transamerica Series Trust’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the portfolios’ performance during the last fiscal year. Additional information about the portfolios’ investments is available in the portfolios’ annual and semi-annual reports to shareholders.
Each portfolio’s most-recently calculated current net asset value per share is available on our website at www.transamerica.com/annuities-performance-center.
www.transamericaseriestrust.com
Sales Support: 1-800-851-7555
Distributor: Transamerica Capital, Inc.
The Investment Company Act File Number for Transamerica Series Trust is 811-04419.

Transamerica Series Trust
Statement of Additional Information
May 1, 2023
Portfolio	Class
Transamerica 60/40 Allocation VP	Service
Transamerica Aegon Bond VP (formerly, Transamerica PIMCO Total Return VP)	Initial and Service
Transamerica Aegon Core Bond VP (formerly, Transamerica JPMorgan Core Bond VP)	Initial and Service
Transamerica Aegon High Yield Bond VP	Initial and Service
Transamerica Aegon Sustainable Equity Income VP	Initial and Service
Transamerica Aegon U.S. Government Securities VP	Initial and Service
Transamerica American Funds Managed Risk VP	Service
Transamerica BlackRock Government Money Market VP	Initial and Service
Transamerica BlackRock iShares Active Asset Allocation – Conservative VP	Initial and Service
Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP	Initial and Service
Transamerica BlackRock iShares Active Asset Allocation – Moderate VP	Initial and Service
Transamerica BlackRock iShares Dynamic Allocation – Balanced VP	Initial and Service*
Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP	Initial and Service*
Transamerica BlackRock iShares Edge 40 VP	Initial and Service
Transamerica BlackRock iShares Edge 50 VP	Service
Transamerica BlackRock iShares Edge 75 VP	Service
Transamerica BlackRock iShares Edge 100 VP	Service
Transamerica BlackRock Real Estate Securities VP (formerly, Transamerica BlackRock Global Real Estate Securities VP)	Initial and Service
Transamerica BlackRock Tactical Allocation VP	Initial and Service
Transamerica Goldman Sachs 70/30 Allocation VP	Service
Transamerica Goldman Sachs Managed Risk – Balanced ETF VP (formerly, Transamerica Managed Risk – Balanced ETF VP)	Initial and Service
Transamerica Goldman Sachs Managed Risk – Conservative ETF VP (formerly, Transamerica Managed Risk – Conservative ETF VP)	Initial and Service
Transamerica Goldman Sachs Managed Risk – Growth ETF VP (formerly, Transamerica Managed Risk – Growth ETF VP)	Initial and Service
Transamerica Great Lakes Advisors Large Cap Value VP (formerly, Transamerica Rothschild & Co Large Cap Value VP)	Initial and Service*
Transamerica International Focus VP	Initial and Service
Transamerica Janus Balanced VP	Initial and Service
Transamerica Janus Mid-Cap Growth VP	Initial and Service
Transamerica JPMorgan Asset Allocation – Conservative VP	Initial and Service
Transamerica JPMorgan Asset Allocation – Growth VP	Initial and Service
Transamerica JPMorgan Asset Allocation – Moderate Growth VP	Initial and Service
Transamerica JPMorgan Asset Allocation – Moderate VP	Initial and Service
Transamerica JPMorgan Enhanced Index VP	Initial and Service
Transamerica JPMorgan International Moderate Growth VP	Initial and Service
Transamerica JPMorgan Mid Cap Value VP	Initial and Service
Transamerica JPMorgan Tactical Allocation VP	Initial and Service
Transamerica Madison Diversified Income VP	Initial and Service*
Transamerica Market Participation Strategy VP	Initial and Service*
Transamerica Morgan Stanley Capital Growth VP	Initial and Service
Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP	Initial and Service*
Transamerica Morgan Stanley Global Allocation VP	Initial and Service
Transamerica MSCI EAFE Index VP	Initial and Service
Transamerica Multi-Managed Balanced VP	Initial and Service
Transamerica PIMCO Tactical – Balanced VP	Initial and Service
Transamerica PIMCO Tactical – Conservative VP	Initial and Service
Transamerica PIMCO Tactical – Growth VP	Initial and Service
Transamerica PineBridge Inflation Opportunities VP	Initial and Service
Transamerica ProFund UltraBear VP	Initial and Service*
Transamerica S&P 500 Index VP	Initial and Service
Transamerica Small/Mid Cap Value VP	Initial and Service
Transamerica T. Rowe Price Small Cap VP	Initial and Service
Transamerica TS&W International Equity VP	Initial and Service
Transamerica WMC US Growth VP	Initial and Service
* The portfolio does not currently offer Initial Class shares.
None of the portfolios of Transamerica Series Trust have a ticker symbol.

Each of the portfolios listed above is a series of Transamerica Series Trust. This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the portfolios’ prospectus dated May 1, 2023, as it may be supplemented or amended from time to time.
This SAI is incorporated by reference in its entirety into the prospectus. The prospectus and this SAI may be obtained free of charge by writing or calling the portfolios at the below address or toll-free telephone number. This SAI sets forth information that may be of interest to shareholders, but that is not necessarily included in the prospectus. Additional information about the portfolios’ investments is available in the portfolios’ Annual and Semi-Annual Reports to shareholders, which may be obtained free of charge by writing or calling the portfolios at the below address or telephone number.
The Annual Report contains financial statements that are incorporated herein by reference.
Investment Manager: Transamerica Asset Management, Inc.

1801 California Street, Suite 5200
Denver, CO 80202
Customer Service (800) 851-9777 (toll free)

General Description of the Trust and the Portfolios
Transamerica Series Trust (the “Trust”) is an open-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Trust are currently divided into separate series (each, a “portfolio” or together, the “portfolios”) described herein. Each portfolio offers one or more classes. The Trust may create additional series and classes from time to time.
The Trust was organized as a Delaware statutory trust on April 21, 2005. Prior to May 1, 2008 the Trust’s name was AEGON/Transamerica Series Trust. The Trust is the successor to a corporation formed under the laws of the State of Maryland in 1985.
Each portfolio is classified as diversified under the 1940 Act, except for Transamerica American Funds Managed Risk VP, Transamerica Market Participation Strategy VP, Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP and Transamerica ProFund UltraBear VP, which are classified as non-diversified.
Transamerica Asset Management, Inc. (“TAM” or the “Investment Manager”) is the investment manager for each portfolio.
The Trust is intended to be sold to the separate accounts of life insurance companies to fund benefits under variable life policies (“Policies”) or variable annuity contracts (“Contracts”) (collectively, the “Separate Accounts”) (owners of the Separate Accounts, the “Policyowners”) issued by Transamerica Life Insurance Company (“Transamerica”) and Transamerica Financial Life Insurance Company (“TFLIC”) (the “Life Companies”), and to Transamerica 60/40 Allocation VP, Transamerica BlackRock Tactical Allocation VP, Transamerica Goldman Sachs 70/30 Allocation VP, Transamerica JPMorgan Asset Allocation – Conservative VP, Transamerica JPMorgan Asset Allocation – Growth VP, Transamerica JPMorgan Asset Allocation – Moderate Growth VP, Transamerica JPMorgan Asset Allocation – Moderate VP and Transamerica JPMorgan International Moderate Growth VP (the “Asset Allocation Portfolios”) as underlying portfolios in which the Asset Allocation Portfolios may invest. As such, the Life Companies and the Asset Allocation Portfolios are the only shareholders of the investment portfolios offered by TST. If a Life Company offers a portfolio of TST in its respective products, and you own a Policy or a Contract of one of those Life Companies, you should consult with your Life Company about its voting policies. Shares may be offered to other life insurance companies and as investment options for additional portfolios in the future.
Although the only shareholders of the portfolios are the Separate Accounts of the Life Companies and the Asset Allocation Portfolios, and Policyowners are not shareholders of the portfolios, for ease of reference shareholders and Policyowners are collectively referred in this SAI as “shareholders.”
During the last five years, the names of certain portfolios have changed as follows:
Portfolio Name	Portfolio Name History
Transamerica 60/40 Allocation VP	N/A
Transamerica Aegon Bond VP	Transamerica PIMCO Total Return VP was renamed Transamerica Aegon Bond VP on November 1, 2022.
Transamerica Aegon Core Bond VP	Transamerica JPMorgan Core Bond VP was renamed Transamerica Aegon Core Bond VP on November 1, 2022.
Transamerica Aegon High Yield Bond VP	N/A
Transamerica Aegon Sustainable Equity Income VP	Transamerica Barrow Hanley Dividend Focused VP was renamed Transamerica Aegon Sustainable Equity Income VP on December 1, 2020.
Transamerica Aegon U.S. Government Securities VP	N/A
Transamerica American Funds Managed Risk VP	N/A
Transamerica BlackRock Government Money Market VP	Transamerica Aegon Government Money Market VP was renamed Transamerica BlackRock Government Money Market VP on November 1, 2018.
Transamerica BlackRock iShares Active Asset Allocation – Conservative VP	Transamerica QS Investors Active Asset Allocation - Conservative VP was renamed Transamerica BlackRock iShares Active Asset Allocation – Conservative VP on November 1, 2021.
Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP	Transamerica QS Investors Active Asset Allocation - Moderate Growth VP was renamed Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP on November 1, 2021.
Transamerica BlackRock iShares Active Asset Allocation – Moderate VP	Transamerica QS Investors Active Asset Allocation - Moderate VP was renamed Transamerica BlackRock iShares Active Asset Allocation – Moderate VP on November 1, 2021.
Transamerica BlackRock iShares Dynamic Allocation – Balanced VP	Transamerica Legg Mason Dynamic Allocation - Balanced VP was renamed Transamerica BlackRock iShares Dynamic Allocation - Balanced VP on November 1, 2021.
Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP	Transamerica Legg Mason Dynamic Allocation - Growth VP was renamed Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP on November 1, 2021.
Transamerica BlackRock iShares Edge 40 VP
Transamerica AB Dynamic Allocation VP was renamed Transamerica BlackRock
Smart Beta 40 VP on November 1, 2018. Transamerica BlackRock Smart Beta 40
VP was renamed Transamerica BlackRock iShares Edge 40 VP on November 1,
2019.

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Portfolio Name	Portfolio Name History
Transamerica BlackRock iShares Edge 50 VP	Transamerica BlackRock Smart Beta 50 VP was renamed Transamerica BlackRock iShares Edge 50 VP on November 1, 2019.
Transamerica BlackRock iShares Edge 75 VP	Transamerica BlackRock Smart Beta 75 VP was renamed Transamerica BlackRock iShares Edge 75 VP on November 1, 2019.
Transamerica BlackRock iShares Edge 100 VP	Transamerica BlackRock Equity Smart Beta 100 VP was renamed Transamerica BlackRock iShares Edge 100 VP on November 1, 2019.
Transamerica BlackRock Real Estate Securities VP
Transamerica Clarion Global Real Estate Securities VP was renamed Transamerica
BlackRock Global Real Estate Securities VP on November 1, 2018. Transamerica
BlackRock Global Real Estate Securities VP was renamed Transamerica BlackRock
Real Estate Securities VP on May 1, 2023.

Transamerica BlackRock Tactical Allocation VP	N/A
Transamerica Goldman Sachs 70/30 Allocation VP1	N/A
Transamerica Goldman Sachs Managed Risk – Balanced ETF VP	Transamerica Managed Risk – Balanced ETF VP was renamed Transamerica Goldman Sachs Managed Risk – Balanced ETF VP on November 1, 2022.
Transamerica Goldman Sachs Managed Risk – Conservative ETF VP	Transamerica Managed Risk – Conservative ETF VP was renamed Transamerica Goldman Sachs Managed Risk – Conservative ETF VP on November 1, 2022.
Transamerica Goldman Sachs Managed Risk – Growth ETF VP	Transamerica Managed Risk – Growth ETF VP was renamed Transamerica Goldman Sachs Managed Risk – Growth ETF VP on November 1, 2022.
Transamerica Great Lakes Advisors Large Cap Value VP
Transamerica Rothschild & Co Large Cap Value VP was renamed Transamerica
Great Lakes Advisors Large Cap Value VP on May 1, 2023. Transamerica Levin
Large Cap Value VP was renamed Transamerica Rothschild & Co Large Cap
Value VP on December 1, 2020.

Transamerica International Focus VP
Transamerica MFS International Equity VP was renamed Transamerica Greystone
International Growth VP on May 1, 2018. Transamerica Greystone International
Growth VP was renamed Transamerica International Growth VP on May 1, 2020.
Transamerica International Growth VP was renamed Transamerica International
Focus VP on November 1, 2021.

Transamerica Janus Balanced VP	N/A
Transamerica Janus Mid-Cap Growth VP	N/A
Transamerica JPMorgan Asset Allocation – Conservative VP	N/A
Transamerica JPMorgan Asset Allocation – Growth VP	N/A
Transamerica JPMorgan Asset Allocation – Moderate Growth VP	N/A
Transamerica JPMorgan Asset Allocation – Moderate VP	N/A
Transamerica JPMorgan Enhanced Index VP	N/A
Transamerica JPMorgan International Moderate Growth VP	N/A
Transamerica JPMorgan Mid Cap Value VP	N/A
Transamerica JPMorgan Tactical Allocation VP	N/A
Transamerica Madison Diversified Income VP	N/A
Transamerica Market Participation Strategy VP	N/A
Transamerica Morgan Stanley Capital Growth VP	N/A
Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP	Transamerica BlackRock Global Allocation Managed Risk - Balanced VP was renamed Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP on May 1, 2020.
Transamerica Morgan Stanley Global Allocation VP	Transamerica BlackRock Global Allocation VP was renamed Transamerica Morgan Stanley Global Allocation VP on May 1, 2020.
Transamerica MSCI EAFE Index VP	Transamerica International Equity Index VP was renamed Transamerica MSCI EAFE Index VP on May 1, 2020.
Transamerica Multi-Managed Balanced VP	N/A
Transamerica PIMCO Tactical – Balanced VP	N/A
Transamerica PIMCO Tactical – Conservative VP	N/A
Transamerica PIMCO Tactical – Growth VP	N/A
Transamerica PineBridge Inflation Opportunities VP	N/A
Transamerica ProFund UltraBear VP	N/A
Transamerica S&P 500 Index VP	Transamerica U.S. Equity Index VP was renamed Transamerica S&P 500 Index VP on May 1, 2020.
Transamerica Small/Mid Cap Value VP	N/A
Transamerica T. Rowe Price Small Cap VP	N/A
Transamerica TS&W International Equity VP	N/A
Transamerica WMC US Growth VP	N/A
The footnote reference below is intended for use as relevant to each applicable table included in this SAI:
1
Transamerica Goldman Sachs 70/30 Allocation VP commenced operations on May 1, 2020, and as such, there is no historical information to report prior to that date.
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Investment Objectives, Policies, Practices and Associated Risk Factors
The investment objective of each portfolio and the strategies each portfolio employs to achieve its objective are described in each portfolio’s prospectus. There can be no assurance that a portfolio will achieve its objective.
State insurance laws and regulations may impose additional limitations on the portfolio’s investments, including the portfolio’s ability to borrow, lend and use options, futures and other derivative instruments. In addition, such laws and regulations may require that a portfolio’s investments meet additional diversification or other requirements.
As indicated in the portfolios’ prospectus in the sections entitled “More on Each Portfolio’s Strategies and Investments” and “Features and Policies - Additional Information,” each portfolio’s investment objective and, unless otherwise noted, its investment policies and techniques may be changed by the portfolios’ Board of Trustees without approval of shareholders. A change in the investment objective or policies of a portfolio may result in the portfolio having an investment objective or policies different from those which a shareholder deemed appropriate at the time of investment.
Investment Policies
Fundamental Investment Policies
Fundamental investment policies of each portfolio may not be changed without the vote of a majority of the outstanding voting securities of the portfolio, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the portfolio present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the portfolio are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the portfolio.
Each portfolio has adopted, except as otherwise noted, the following fundamental policies:
1. Borrowing
The portfolio may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.
2. Underwriting Securities
The portfolio may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.
3. Making Loans
The portfolio may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4. Senior Securities
The portfolio may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.
5. Real Estate
The portfolio may not purchase or sell real estate except as permitted by the 1940 Act.
6. Commodities
The portfolio may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.
7. Concentration of Investments
The portfolio may not make any investment if, as a result, the portfolio’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
The fundamental policy set forth above in (7) relating to concentration does not pertain to Transamerica BlackRock Real Estate Securities VP, Transamerica MSCI EAFE Index VP or Transamerica S&P 500 Index VP.
The following fundamental policy pertains to Transamerica BlackRock Real Estate Securities VP:
The portfolio may not make any investment if, as a result, the portfolio’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time; except that the portfolio will concentrate in securities of issuers in the real estate industry.
The following fundamental policy pertains to Transamerica MSCI EAFE Index VP and Transamerica S&P 500 Index VP:
The portfolio may not make any investment if, as a result, the portfolio’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time; provided that the portfolio reserves the right to concentrate in any industry in which the index that the portfolio tracks becomes concentrated to approximately the same degree during the same period.
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Solely for purposes of the above fundamental investment policies, the “1940 Act” shall mean the Investment Company Act of 1940 and the rules and regulations thereunder, all as amended from time to time, or other successor law governing the regulation of investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (the “SEC”), SEC staff or other authority, or exemptive or other relief or permission from the SEC, SEC staff or other authority.
Additional Information about Fundamental Investment Policies
The following provides additional information about each portfolio’s fundamental investment policies. This information does not form part of the portfolios’ fundamental investment policies.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a portfolio to borrow money in amounts of up to one-third of the portfolio’s total assets from banks for any purpose, and to borrow up to 5% of the portfolio’s total assets from banks or other lenders for temporary purposes (the portfolio’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the portfolio to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the portfolio’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. In accordance with Rule 18f-4 under the 1940 Act, when a portfolio engages in reverse repurchase agreements and similar financing transactions, the portfolio may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivative transactions” under Rule 18f-4 and comply with Rule 18f-4 with respect to such transactions.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a portfolio from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a portfolio to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the portfolio’s underwriting commitments, when added to the value of the portfolio’s investments in issuers where the portfolio owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. Although it is not believed that the application of the 1933 Act provisions described above would cause a portfolio to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the portfolio may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a portfolio from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets. Each portfolio will be permitted by this policy to make loans of money, including to other funds, portfolio securities or other assets. Each portfolio has obtained exemptive relief from the SEC to make short term loans to other Transamerica portfolios through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed below under “Additional Information - Interfund Lending”. The conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending, however no lending activity is without risk.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as portfolio obligations that have a priority over the portfolio’s shares with respect to the payment of dividends or the distribution of portfolio assets. The 1940 Act prohibits a portfolio from issuing senior securities, except that the portfolio may borrow money in amounts of up to one-third of the portfolio’s total assets from banks for any purpose. A portfolio also may borrow up to 5% of the portfolio’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a portfolio can increase the speculative character of the portfolio’s outstanding shares through leveraging.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a portfolio from owning real estate; however, a portfolio is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, rules under the 1940 Act generally limit a portfolio’s purchases of illiquid investments to 15% of net assets. The policy in (5) above will be interpreted not to prevent a portfolio from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, mortgage-backed securities (“MBS”) instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. In addition, owners of real estate may be subject to various liabilities, including environmental liabilities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a portfolio from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a portfolio is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a portfolio’s purchases of illiquid investments to 15% of net assets.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a portfolio’s total assets in one or
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more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions (excluding private activity municipal securities backed principally by non-governmental issuers); and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers based solely on their domicile in a single jurisdiction or country as an issuer’s domicile will not be considered an industry for purposes of the policy. A type of investment (e.g., equity securities, fixed-income securities, investment companies, etc.) will not be considered to be an industry under the policy. The policy also will be interpreted to give broad authority to a portfolio as to how to reasonably classify issuers within or among industries. For purposes of determining compliance with its concentration policy, each portfolio will consider the holdings of any underlying Transamerica-sponsored mutual funds in which the portfolio invests. The portfolios intend to comply with the SEC staff’s view that securities issued by a foreign government constitute a single industry for purposes of calculating applicable limits on concentration.
The portfolios’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, its staff and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the practice will be considered to be permitted if either the 1940 Act permits the practice or the 1940 Act does not prohibit the practice.
Except for the fundamental policy on borrowing set forth in (1) above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.
The investment practices described above involve risks. Please see your portfolio’s prospectus and this SAI for a description of certain of these risks.
Non-Fundamental Policies
The portfolios have adopted the following non-fundamental policies, which may be changed by the Board of the Trust without shareholder approval.
1.
Illiquid investments (all portfolios)
No portfolio may purchase any investment if, as a result, more than 15% of its net assets (5% of total assets with respect to Transamerica BlackRock Government Money Market VP) would be invested in illiquid investments.
2.
Purchasing securities on margin (all portfolios)
No portfolio may purchase securities on margin except to obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts and other derivative instruments shall not constitute purchasing securities on margin.
3.
Underlying funds in funds-of-funds investment limitation (applicable portfolios: all portfolios except Transamerica 60/40 Allocation VP, Transamerica BlackRock Tactical Allocation VP, Transamerica Goldman Sachs 70/30 Allocation VP, Transamerica Goldman Sachs Managed Risk – Balanced ETF VP, Transamerica Goldman Sachs Managed Risk – Conservative ETF VP, Transamerica Goldman Sachs Managed Risk – Growth ETF VP, Transamerica JPMorgan Asset Allocation - Conservative VP, Transamerica JPMorgan Asset Allocation - Growth VP, Transamerica JPMorgan Asset Allocation - Moderate Growth VP, Transamerica JPMorgan Asset Allocation - Moderate VP and Transamerica JPMorgan International Moderate Growth VP).
No portfolio may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on the provisions of Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended. This policy does not prevent a portfolio from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.
Additional Information Regarding Investment Practices
Each portfolio’s principal investment strategies are set forth in its prospectus. This section further explains policies and strategies utilized by the portfolios.
Please refer to each portfolio’s prospectus and investment restrictions for the policies and strategies pertinent to a particular portfolio.
Unless otherwise indicated, all limitations applicable to portfolio investments (as stated in the prospectus and elsewhere in this SAI) apply only at the time a transaction is entered into. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation. There is no limit on the ability of a portfolio to make any type of investment or to invest in any type of security, except as expressly stated in the prospectus or in this SAI or as imposed by law. Derivative instruments are taken into account when determining compliance with a portfolio's 80% policy and any other investment limitations expressed as a percentage of assets.
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Debt Securities and Fixed-Income Investing
Debt securities include securities such as corporate bonds and debentures; commercial paper; trust preferreds, debt securities issued by the U.S. government, its agencies and instrumentalities; or foreign governments; asset-backed securities; collateralized-mortgage obligations (“CMOs”); zero coupon bonds; floating rate, inverse floating rate and index obligations; “strips”; structured notes; and pay-in-kind and step securities.
Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change, at least for some period of time. When a debt security is purchased, the portfolio owns “debt” and becomes a creditor to the company or government.
Consistent with each portfolio's investment policies, a portfolio may invest in debt securities, which may be referred to as fixed-income instruments. These may include securities issued by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Consistent with its investment policies, a portfolio may invest in derivatives based on fixed-income instruments.
Generally, a portfolio uses the terms “debt security,” “bond,” “fixed-income instrument” and “fixed-income security” interchangeably, and these terms are interpreted broadly by the portfolios and include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. As new debt securities are developed, the portfolios may invest in those securities as well.
Maturity and Duration: The maturity of a fixed-income security is a measure of the time remaining until the final payment on the security is due. For simple fixed-income securities, duration indicates the average time at which the security’s cash flows are to be received. For simple fixed-income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon bullet bond with a maturity of 3.5 years will have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed-income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter its duration will be compared to its final maturity. The determination of duration becomes more complex when fixed-income securities with features like floating coupon payments, optionality, prepayments, and structuring are evaluated. There are differing methodologies for computing effective duration prevailing in the industry. As a result, different investors may estimate duration differently.
Debt and fixed-income securities share three principal risks. First, the level of interest income generated by a portfolio’s fixed-income investments may decline due to a decrease in market interest rates. If rates decline, when a portfolio’s fixed-income securities mature or are sold, they may be replaced by lower-yielding investments. Second, the values of fixed-income securities fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a portfolio’s fixed-income investments. Conversely, during periods of rising interest rates, the value of a portfolio’s fixed-income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when a portfolio’s duration or average maturity is longer. Third, certain fixed-income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.
Mortgage-Backed Securities
Mortgage-backed securities may be issued or guaranteed by the U.S. government, its agencies or instrumentalities, or private issuers such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association (“GNMA”) certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federated National Mortgage Association (“Fannie Mae”) certificates, are not. The U.S. government has provided recent financial support to Fannie Mae and Freddie Mac, but there can be no assurance that it will support these or other government-sponsored entities in the future.
Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the portfolio. These securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate which will shorten these securities’ weighted average life and may lower their return. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the weighted average life of these securities which generally would cause their values to fluctuate more widely in response to changes in interest rates.
The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the federal agency or private institution that issued or guarantees them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.
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Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to a portfolio’s industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the portfolios may take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.
As noted above, there are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a corporate instrumentality of the U.S., created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. In many cases, CMOs are issued or guaranteed by the U.S. government or its agencies or instrumentalities or may be collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Certain CMOs in which a portfolio may invest are not guaranteed by the U.S. government or its agencies or instrumentalities.
Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, a portfolio could experience losses in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. If mortgage-backed securities or asset-backed securities are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income.
Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the
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underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. A portfolio may also buy mortgage-backed securities without insurance or guarantees.
If a portfolio purchases subordinated mortgage-backed securities, the payments of principal and interest on the portfolio’s subordinated securities generally will be made only after payments are made to the holders of securities senior to the portfolio’s securities. Therefore, if there are defaults on the underlying mortgage loans, a portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
The portfolios may invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and by private issuers entities, provided, however, that to the extent that a portfolio purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the portfolio’s investment in such securities will be subject to the limitations on its investment in investment company securities.
Asset-Backed Securities
Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties.
Asset-backed securities have many of the same characteristics and risks as the mortgage-backed securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.
Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) which may be affiliated or unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.
Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements. Other types of asset-backed securities include those that represent interest in pools of corporate bonds (such as collateralized bond obligations or “CBOs”), bank loans (such as collateralized loan obligations or “CLOs”) and other debt obligations (such as collateralized debt obligations or “CDOs”).
Asset-backed security values may also be affected by factors such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement and the exhaustion of any credit enhancement. The risks of investing in asset-backed securities depend upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). In its capacity as purchaser of an asset-backed security, a portfolio would generally have no recourse to the entity that originated the loans in the event of default by the borrower. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may experience delays in payments or losses if the full amounts due on underlying assets are not realized. Asset-backed securities may also present certain additional risks related to the particular type of collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed
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on the credit cards, thereby reducing the balance due. Asset-backed securities are also subject to prepayment risk, which may shorten the weighted average life of such securities and may lower their return. In addition, asset backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other securities, which could result in possible losses to a portfolio. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in a portfolio’s experiencing difficulty in selling or valuing asset-backed securities.
Corporate Debt Securities
Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower-grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under “Convertible Securities” and “Variable or Floating Rate Securities,” or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.
Commercial Paper
Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Group (“S&P”). Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing or rating of the issuer will fall, or that the secondary market in the issuer’s notes will become too limited to permit their liquidation at a reasonable price.
Commercial paper includes asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a portfolio investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However, there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.
Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral, and a portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A portfolio purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.
Bank Obligations
Bank obligations include dollar-denominated CDs, time deposits and bankers’ acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. CDs are short-term, unsecured, negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banks for specified periods of time at stated interest rates. Bankers’ acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.
Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (“FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state institutions are insured by the FDIC (although such insurance may not be of material benefit to a portfolio, depending upon the principal amount of obligations of each held by the portfolio) and are subject to federal examination and to a substantial
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body of federal law and regulation. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.
Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.
Obligations of domestic branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by state and federal regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.
The portfolios have established certain minimum credit quality standards for bank obligations in which they invest.
Bank Capital Securities: Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.
Collateralized Debt Obligations
Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed-income securities (which may include high-risk, below-investment-grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a portfolio against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of a portfolio.
For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a portfolio as illiquid investments. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the risks typically associated with fixed-income securities discussed elsewhere in this SAI and a portfolio’s prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default; (iii) a portfolio may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.
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Zero Coupon, Step Coupon, Deferred Payment, Stripped and Pay-In-Kind Securities
Zero coupon bonds are issued and traded at a discount from their face values. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are issued and trade at a discount from their face values and pay coupon interest. The coupon rate typically is low for an initial period and then increases to a higher coupon rate thereafter. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Stripped securities are securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.
Federal income tax law requires holders of zero coupon, step coupon and deferred payment securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even if prior to the receipt of the corresponding cash payment. In order to avoid a portfolio-level tax, a portfolio must distribute each year substantially all of its taxable income, including original issue discount accrued on zero coupon, step coupon or deferred payment securities. Because a portfolio may not receive full or even any cash payments on a current basis in respect of accrued original-issue discount on zero coupon, step coupon or deferred payment securities, in some years a portfolio may have to distribute cash obtained from other sources in order to satisfy those distribution requirements. A portfolio might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which a portfolio’s expenses could be allocated and may reduce the rate of return for the portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the portfolio to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, deferred payment, stripped and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Investments in zero coupon and step coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.
Repurchase Agreements
In a repurchase agreement, a portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which typically is unrelated to the coupon rate or maturity of the purchased security and represents compensation to the seller for use of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral. All repurchase agreements entered into by a portfolio are fully collateralized at all times during the period of the agreement.
Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. Repurchase agreements involve risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a portfolio’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the portfolio seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.
A portfolio may, together with other registered investment companies managed by the portfolio’s sub-adviser or its affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.
Convertible Securities
Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.
As fixed-income securities, convertible securities provide for a stream of income. The yields on convertible securities generally are higher than those of common stocks. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, a convertible security offers the potential for capital appreciation through the conversion feature, enabling the holder to benefit from increases in the market price of the underlying common stock.
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Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
DECS (“Dividend Enhanced Convertible Stock,” or “Debt Exchangeable for Common Stock” when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.
PERCS (“Preferred Equity Redeemable Stock,” convert into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.
In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a portfolio may invest are subject to the same rating criteria as the portfolio’s investment in non-convertible debt securities.
Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred shares with common stocks, warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by a portfolio at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.
A portfolio will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody’s or B- by Fitch, Inc., or, if not rated by S&P, Moody’s or Fitch, are of equivalent investment quality as determined by the sub-adviser.
High Yield Securities
Debt securities rated below investment grade (lower than Baa as determined by Moody’s, lower than BBB as determined by S&P or Fitch, Inc.) or, if unrated, determined to be below investment grade by a portfolio’s sub-adviser, are commonly referred to as “lower grade debt securities” or “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Lower grade debt securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a portfolio to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a portfolio to purchase and may also have the effect of limiting the ability of a portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.
Lower rated debt securities also present risks based on payment expectations. If an issuer calls the obligation for redemption, a portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a portfolio may decline more than a portfolio consisting of higher rated securities. If a portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the portfolio and increasing the exposure of the portfolio to the risks of lower rated securities.
Subsequent to its purchase by a portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a portfolio. Neither event will require sale of these securities by a portfolio, but a sub-adviser will consider the event in determining whether the portfolio should continue to hold the security.
Except for certain portfolios, a portfolio’s investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment grade will comprise less than 35% of the portfolio’s net assets. Debt securities rated below the four highest categories are not considered “investment-grade” obligations.
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Distressed Debt Securities
Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a portfolio or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of a sub-adviser of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high-yield securities are heightened by investing in distressed debt securities.
A portfolio will generally make such investments only when the portfolio’s sub-adviser believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the portfolio will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a portfolio makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the portfolio will receive any interest payments on the distressed debt securities, the portfolio will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the portfolio may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by a portfolio, there can be no assurance that the securities or other assets received by the portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a portfolio’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the portfolio may be restricted from disposing of such securities.
Defaulted Securities
Defaulted securities are debt securities on which the issuer is not currently making interest payments. Generally, a portfolio will invest in defaulted securities only when its sub-adviser believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments, that the securities offer an unusual opportunity for capital appreciation or that other advantageous developments appear likely in the future. Notwithstanding a sub-adviser’s belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:
Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.
A portfolio will limit holdings of any such securities to amounts that its sub-adviser (if applicable) believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the portfolio’s ability to readily dispose of securities to meet redemptions.
Structured Notes and Related Instruments
“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.
U.S. Government Securities
U.S. government obligations generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Examples of the types of U.S. government securities that a portfolio may hold include the Federal Housing Administration, Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. government securities may be supported by the
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full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency’s obligations (such as securities of Fannie Mae); or only by the credit of the issuing agency.
Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Fannie Mae.
Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the U.S., a portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.
On August 5, 2011, S&P lowered the long-term sovereign credit rating assigned to the U.S. to AA+ with a negative outlook. On June 10, 2013, S&P revised the negative outlook to a stable outlook. The long-term impact of the downgrade or the impact of any potential future downgrades are unknown and could negatively impact the portfolios.
Variable and Floating Rate Securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.
The interest rate on a floating rate debt instrument (a “floater”) is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters may provide a portfolio with a certain degree of protection against rising interest rates, although a portfolio will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
The interest rate on an inverse floating rate debt instrument (an “inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.
Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a portfolio is not entitled to exercise its demand rights, and a portfolio could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time a portfolio involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.
Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Because variable rate master demand notes are direct lending arrangements between a portfolio and the issuer, they are not normally traded.
Although no active secondary market may exist for these notes, a portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a sub-adviser that the ratings are within the two highest ratings of commercial paper.
In addition, when purchasing variable rate master demand notes, a sub-adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.
In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.
Municipal Securities
Municipal securities generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands
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and Guam) or other qualifying issuers, participation or other interests in these securities and other related investments. Although the interest paid on municipal securities is generally excluded from gross income, a portfolio’s distributions of interest paid on municipal securities will be subject to tax when distributed to taxable shareholders unless the portfolio reports the distributions as exempt-interest dividends.
Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.
The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.
Private Activity Bonds: Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.
Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal alternative minimum tax (“AMT”) applicable to individuals. Bonds issued in 2009 and 2010 generally are not treated as private activity bonds, and interest earned on such bonds generally is not treated as a tax preference item. Investors may be subject to a federal AMT to the extent that the portfolio derives interest from private activity bonds. Although exempt-interest dividends derived from interest income on tax-exempt municipal obligations are generally a component of the “current earnings” adjustment item for purposes of the federal corporate AMT, exempt-interest dividends derived from interest income on municipal obligations issued in 2009 and 2010 generally are not included in the current earnings adjustment.
Industrial Development Bonds: Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT applicable to individuals.
Municipal Notes: Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.
Municipal Commercial Paper: Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and this increase may continue.
Participation Interests: A participation interest in municipal obligations (such as private activity bonds and municipal lease obligations) gives a portfolio an undivided interest in the municipal obligation in the proportion that the portfolio’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A portfolio has the right to sell the participation interest back to the institution or draw
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on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the portfolio’s participation in the security, plus accrued interest. Purchase of a participation interest may involve the risk that a portfolio will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.
Variable Rate Obligations: The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which a portfolio would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.
Municipal Lease Obligations: Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. A portfolio may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations; and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain “non-appropriation” clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to “non-appropriation” risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.
Residual Interest Bonds: Residual Interest Bonds (sometimes referred to as inverse floaters) (“RIBs”) are created by brokers by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to a portfolio when short-term interest rates rise, and increase the interest paid to a portfolio when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable.
Tax-Exempt Commercial Paper: Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.
Custodial Receipts and Certificates: Custodial receipts or certificates underwritten by securities dealers or banks evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a portfolio would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a portfolio could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.
Stand-By Commitments: Under a stand-by commitment a dealer agrees to purchase, at a portfolio’s option, specified municipal obligations held by the portfolio at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A portfolio will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the portfolio.
Tender Option Bonds: A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at
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periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate.
Loan Participations and Assignments
Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A portfolio may participate in such syndications, or can buy part of a loan, becoming a lender. A portfolio’s investment in a loan participation typically will result in the portfolio having a contractual relationship only with the lender and not with the borrower. A portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, a portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the portfolio may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a portfolio may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan.
When a portfolio purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
Certain of the participations or assignments acquired by a portfolio may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the portfolio would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. A portfolio may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which a portfolio may invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.
Because there is no liquid market for commercial loans, the portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a portfolio’s ability to dispose of particular assignments or participations when necessary to meet redemptions of portfolio shares, to meet the portfolio’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market also may make it more difficult for a portfolio to assign a value to those securities for purposes of valuing the portfolio’s investments and calculating its net asset value.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a portfolio. For example, if a loan is foreclosed, a portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.
Subordinated Securities
Subordinated securities are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by a portfolio’s sub-adviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
Participation Interests
A participation interest gives a portfolio an undivided interest in the security in the proportion that the portfolio’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. government securities, or, in the case of unrated participation interests, the portfolio’s sub-adviser must have determined that the instrument is of comparable quality to those instruments in which the portfolio may invest. For certain
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participation interests, a portfolio will have the right to demand payment, on not more than seven days’ notice, for all or any part of the portfolio’s participation interest in the security, plus accrued interest. As to these instruments, a portfolio intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.
Unsecured Promissory Notes
A portfolio also may purchase unsecured promissory notes which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the portfolio’s investment objective.
Guaranteed Investment Contracts
A portfolio may invest in guaranteed investment contracts (“GICs”) issued by insurance companies. Pursuant to such contracts, a portfolio makes cash contributions to a deposit portfolio of the insurance company’s general account. The insurance company then credits to the portfolio guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit portfolio. Because a portfolio may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.
Credit-Linked Securities
Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed-income markets. For example, a portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a portfolio would receive as an investor in the trust. A portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, a portfolio’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Event-Linked Bonds
A portfolio may invest a portion of its net assets in “event-linked bonds,” which are fixed-income securities for which the return of principal and payment of interest is contingent on the non-occurrence of specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a portfolio to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, liquidity risk, and adverse tax consequences.
Certain portfolios may invest up to 5% of their net assets in “event-linked bonds”.
Equity Securities and Related Investments
Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed-income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a portfolio. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by a portfolio.
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Holders of equity securities are not creditors of the issuer. As such, if an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed-income securities and senior equity securities) are paid.
There may be little trading in the secondary market for particular equity securities, which may adversely affect a portfolio’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.
Common Stocks: Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.
Preferred Stocks: A portfolio may purchase preferred stock. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.
The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.
Investments in Initial Public Offerings: A portfolio may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of a portfolio’s investment performance. A portfolio cannot assure that investments in initial public offerings will continue to be available to the portfolio or, if available, will result in positive investment performance. In addition, as a portfolio’s portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the portfolio is likely to decrease.
Warrants and Rights
A portfolio may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a given number of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and are offered during a set subscription period.
Warrants and rights are subject to the same market risks as common stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
Derivatives
The following investments are subject to limitations as set forth in the portfolio’s investment restrictions and policies.
A portfolio may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps (including total return swaps, some of which may be known as contracts for difference), swaps on futures contracts, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). A portfolio may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). A portfolio may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.
The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. Rule 18f-4 under the 1940 Act governs a portfolio’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the portfolio. Rule 18f-4 under the 1940 Act permits a portfolio to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end portfolios, including the portfolios, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).
Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a portfolio is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the portfolio
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elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the portfolio intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.
Rule 18f-4 requires a portfolio that invests in Derivatives Transactions above a specified amount adopt and implement a derivatives risk management program administered by a derivatives risk manager that is appointed by and overseen by the portfolio’s Board of Trustees, and comply with an outer limit on portfolio leverage risk based on value at risk. A portfolio that uses Derivative Transactions in a limited amount are considered “limited derivatives users,” as defined by Rule 18f-4, will not be subject to the full requirements of Rule 18f-4, but will have to adopt and implement policies and procedures reasonably designed to manage the portfolio’s derivatives risk. Portfolios will be subject to reporting and recordkeeping requirements regarding their derivatives use.
The requirements of Rule 18f-4 may limit a portfolio’s ability to engage in derivatives transactions as part of its investment strategies. These requirements may also increase the cost of a portfolio’s investments and cost of doing business, which could adversely affect the value of a portfolio’s investments and/or the performance of a portfolio. The rule also may not be effective to limit a portfolio’s risk of loss. In particular, measurements of value at risk rely on historical data and may not accurately measure the degree of risk reflected in a portfolio’s derivatives or other investments. There may be additional regulation of the use of derivatives by registered investment companies, such as the portfolios, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.
In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation and coverage framework arising from prior SEC guidance for covering derivatives and similar instruments. A portfolio may still segregate cash or other liquid or other assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties.
The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that a portfolio may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, a portfolio’s ability to use Financial Instruments may be limited by tax considerations.
In addition to the instruments and strategies discussed in this section, a sub-adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as a sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. A sub-adviser may utilize these opportunities and techniques to the extent that they are consistent with a portfolio’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.
This discussion is not intended to limit a portfolio’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by a portfolio as broadly as possible. Statements concerning what a portfolio may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the prospectus or this discussion indicates that a portfolio may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.
The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a portfolio. In general, the use of Financial Instruments may increase the volatility of a portfolio and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a portfolio. As noted above, there can be no assurance that any derivatives strategy will succeed.
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Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a portfolio’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon the sub-adviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate, currency or other instrument or measure. Even if a sub-adviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.
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A portfolio may segregate cash or other liquid assets to cover the funding of its obligations under Financial Instruments or make margin payments when it takes positions in Financial Instruments involving obligations to third parties. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a portfolio’s position, the portfolio may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a portfolio. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a portfolio is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the portfolio will continue to be subject to investment risk on the assets. In addition, a portfolio may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation,
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cover, margin and collateral requirements may impair a portfolio’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the portfolio to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.
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A portfolio’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or a portfolio is not successful in its negotiations, a portfolio may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. A portfolio may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a portfolio continues to be subject to investment risk on the Financial Instrument. A portfolio may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.
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Certain Financial Instruments transactions may have a leveraging effect on a portfolio, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When a portfolio engages in transactions that have a leveraging effect, the value of the portfolio is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a portfolio would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.
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Many Financial Instruments may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to a portfolio.
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Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a portfolio may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (or “OTC”) options and swaps, may be considered illiquid and therefore subject to a portfolio’s limitation on illiquid investments.
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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a portfolio incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, a portfolio might have been in a better position had it not attempted to hedge at all.
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Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that a portfolio uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the portfolio will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.
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Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.
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Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, a portfolio may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.
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Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties and/or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the portfolio bears the risk of default by its counterparty. In a cleared derivatives transaction, the portfolio is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.
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Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The Dodd-Frank Act established a comprehensive new regulatory framework for swaps. Under this framework, regulation of the swap market is divided between the SEC and the CFTC. The SEC and CFTC have approved a number rules and interpretations as part of the establishment of this new regulatory
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regime. It is possible that developments in the swap market, including these new or additional regulations, could adversely affect a portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since a portfolio has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.
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Certain derivatives, such as interest rate swaps and credit default swaps that are based on an index, are required under applicable law to be cleared by a regulated clearinghouse. Swaps subject to this requirement are typically submitted for clearing through brokerage firms that are members of the clearinghouse. A portfolio would establish an account with a brokerage firm to facilitate clearing such a swap, and the clearinghouse would become the portfolio’s counterparty. A brokerage firm would guarantee the portfolio’s performance on the swap to the clearinghouse. The portfolio would be exposed to the credit risk of the clearinghouse and the brokerage firm that holds the cleared swap. The brokerage firm also would impose margin requirements with respect to open cleared swap positions held by the portfolio, and the brokerage firm would be able to require termination of those positions in certain circumstances. These margin requirements and termination provisions may adversely affect the portfolio’s ability to trade cleared swaps. In addition, the portfolio may not be able to recover the full amount of its margin from a brokerage firm if the firm were to go into bankruptcy. It is also possible that the portfolio would not be able to enter into a swap transaction that is required to be cleared if no clearinghouse will accept the swap for clearing.
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Swaps that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The transition from trading swaps bilaterally to trading them on such a facility or market may not result in swaps being easier to trade or value and may present certain execution risks if these facilities and markets do not operate properly. On-facility trading of swaps is also expected to lead to greater standardization of their terms. It is possible that a portfolio may not be able to enter into swaps that fully meet its investment needs, or that the costs of entering into customized swaps, including any applicable margin requirements, will be significant.
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Financial Instruments transactions conducted outside the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of Financial Instruments transactions are also applicable to Financial Instruments used outside the U.S. Financial Instruments used outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments.
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Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.
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Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders.
Hedging: As stated above, the term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a portfolio’s portfolio. In a short hedge, a portfolio takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.
Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a portfolio intends to acquire. Thus, in a long hedge, a portfolio takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a portfolio does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that a portfolio owns. Rather, it relates to a security that a portfolio intends to acquire. If a portfolio does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the portfolio’s portfolio is the same as if the transaction were entered into for speculative purposes.
In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that a portfolio owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a portfolio has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.
Options – Generally: A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.
Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a portfolio and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are
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established through negotiation with the other party to the option contract. When a portfolio purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a portfolio as well as the loss of any expected benefit of the transaction.
Writing put or call options can enable a portfolio to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a portfolio may also suffer a loss. For example, if the market price of the security underlying a put option written by a portfolio declines to less than the exercise price of the option, minus the premium received, it can be expected that the option will be exercised and a portfolio would be required to purchase the security at more than its market value. If a security appreciates to a price higher than the exercise price of a call option written by a portfolio, it can be expected that the option will be exercised and a portfolio will be obligated to sell the security at less than its market value.
The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by a portfolio that expire unexercised have no value, and the portfolio will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a portfolio expires unexercised, the portfolio realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.
A portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a portfolio may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a portfolio to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for a portfolio to enter into any closing transaction.
A type of put that a portfolio may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to a portfolio. An optional delivery standby commitment gives a portfolio the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.
Transamerica Aegon High Yield Bond VP may not write covered put and call options or buy put and call options and warrants on securities that are traded on U.S. and foreign securities exchanges and over-the-counter.
Options on Indices: Puts and calls on indices are similar to puts and calls on securities (described above) or futures contracts (described below) except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the portfolio’s exercise of the put, to deliver to the portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a portfolio writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.
Options on indices may, depending on the circumstances, involve greater risk than options on securities. Because index options are settled in cash, when a portfolio writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.
Futures Contracts and Options on Futures Contracts: A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.
Futures strategies can be used to change the duration of a portfolio’s portfolio. If a sub-adviser wishes to shorten the duration of the portfolio’s portfolio, a portfolio may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If a sub-adviser wishes to lengthen the duration of a portfolio’s portfolio, the portfolio may buy a debt futures contract or a call option thereon, or sell a put option thereon.
Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.
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No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a portfolio is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If a portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.
Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a portfolio realizes a gain, or if it is more, a portfolio realizes a loss. If an offsetting sale price is more than the original purchase price, a portfolio realizes a gain, or if it is less, a portfolio realizes a loss. A portfolio will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a portfolio were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a portfolio’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a portfolio may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a portfolio has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, a portfolio would lose money on the futures contract and also experience a decline in value of its portfolio securities.
Where index futures are purchased to hedge against a possible increase in the price of securities before a portfolio is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If a sub-adviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, a portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.
Non-U.S. Currency Strategies: A portfolio may invest in securities that are denominated in non-U.S. currencies and may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. A portfolio may use options and futures contracts, swaps and indexed notes relating to non-U.S. currencies and forward currency contracts to attempt to hedge against movements in the values of the non-U.S. currencies in which the portfolio’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.
The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a portfolio could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.
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Settlement of transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, a portfolio might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
Generally, OTC non-U.S. currency options used by a portfolio are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.
Forward Currency Contracts: A portfolio may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.
The cost to a portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.
As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty.
If a portfolio engages in a forward currency contract with respect to particular securities, the precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, a portfolio might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts.
Swaps, Caps, Floors and Collars: A portfolio may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date, to attempt to enhance yield or total return, or as a substitute for other investments. A swap typically involves the exchange by a portfolio with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.
Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a portfolio’s investments and its share price and yield because, and to the extent, these agreements affect a portfolio’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.
Swap agreements will tend to shift a portfolio’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.
If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.
A portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non-U.S. corporate issuer, on the debt obligation. In return, a portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a portfolio would keep the stream of payments and would have no payment obligations. As the seller, a portfolio would be subject to investment exposure on the notional amount of the swap which may be significantly larger than a portfolio’s cost to enter into the credit default swap.
A portfolio may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case a portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to a portfolio in the event of a default.
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Contracts for Difference: A portfolio may enter into contracts for difference (“CFDs”). A CFD is a contract between two parties, typically described as “buyer” and “seller,” stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. (If the difference is negative, then the buyer instead pays the seller.) In effect, CFDs are Financial Instruments that allow a portfolio to take synthetic long or synthetic short positions on underlying assets.
CFDs are subject to liquidity risk because the liquidity of the CFD is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its ﬁnancial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on a portfolio’s obligation to its counterparty under the CFD and the return on related assets in its portfolio, the CFD transaction may increase the portfolio’s ﬁnancial risk. CFDs, like many other Financial Instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the portfolio to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the portfolio is liable. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation.
Combined Positions: A portfolio may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Turnover: A portfolio’s derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a portfolio, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a portfolio has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a portfolio may also cause the sale of related investments, also increasing turnover; although such exercise is within a portfolio’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A portfolio will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.
Roll Timing: A portfolio may engage in roll-timing strategies where the portfolio seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or to-be-announced (“TBA”) transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the portfolio to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from over-the-counter trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, a portfolio may “roll” an existing over-the-counter swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneous with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.”
Foreign Securities
The following investments are subject to limitations as set forth in the portfolio’s investment restrictions and policies.
A portfolio may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Fiduciary Depositary Receipts (“FDRs”) or other securities representing underlying shares of foreign companies.
The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a portfolio’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain foreign countries, particularly emerging markets and frontier markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.
Unanticipated political or social developments may affect the values of a portfolio’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.
Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold resulting in increased exposure of a portfolio to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on portfolio liquidity.
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The interest payable on a portfolio’s foreign securities may be subject to foreign withholding taxes, which will reduce the portfolio’s return on its investments. In addition, the operating expenses of a portfolio making such investment can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities, such as custodial costs, valuation costs and communication costs, are higher than the costs of investing exclusively in U.S. securities.
There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in frontier markets and certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. In addition, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a portfolio to accurately price its portfolio securities or to dispose of such securities at the times determined by a sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a portfolio’s operations require cash, such as in order to meet redemptions and to pay its expenses.
A portfolio may invest in securities of emerging market and frontier market countries. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable. Frontier market countries generally have smaller economies and even less developed capital markets than emerging markets countries. These securities may be U.S. dollar denominated or non-U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. A portfolio may also invest in securities denominated in currencies of emerging market or frontier market countries. There is no minimum rating criteria for a portfolio’s investments in such securities.
Certain non-U.S. countries, including emerging markets and frontier markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the portfolio to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a portfolio could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a portfolio’s investment in those markets and may increase the expenses of a portfolio. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a portfolio’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.
Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a portfolio to make intended securities purchases because of settlement problems could cause a portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a portfolio because of a subsequent decline in value of the portfolio security or could result in possible liability to the portfolio. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a portfolio against loss or theft of its assets.
A portfolio may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the portfolio’s investments in such countries. These taxes will reduce the return achieved by a portfolio. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.
The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A portfolio’s investment performance may be negatively affected by a devaluation of a
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currency in which the portfolio’s investments are quoted or denominated. Further, a portfolio’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the U.S. and the particular foreign country. All these factors are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the U.S. and other foreign countries important to international trade and finance. Government intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.
ADRs, EDRs and GDRs: A portfolio may also purchase ADRs, American Depositary Debentures, American Depositary Notes, American Depositary Bonds, EDRs, GDRs and FDRs, or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the U.S. and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the U.S. about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A portfolio may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.
Eurodollar or Yankee Obligations: Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.
Sovereign Government and Supranational Debt: A portfolio may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Russian Securities
A portfolio may invest directly in the securities of Russian issuers or may have indirect exposure to Russian securities through its investment in one or more funds with direct investments in Russia. Investment in those securities presents many of the same risks as investing in the securities of emerging country issuers, as described above. The social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, however, may be particularly pronounced relative to investments in more developed countries. Russia’s system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.
A risk with respect to direct investment in Russian securities results from the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by “share extracts” from the register or, in certain circumstances,
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by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the security, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision, nor are they licensed with any governmental entity. It is possible for a portfolio to lose its registration through fraud, negligence, or even mere oversight. Each applicable portfolio will endeavor to ensure that its interest is appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability and it is possible that a subsequent illegal amendment or other fraudulent act may deprive a portfolio of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of a loss of share registration. Further, significant delays or problems may occur in registering the transfer of securities, which could cause a portfolio to incur losses due to a counterparty’s failure to pay for securities the portfolio has delivered or the portfolio’s inability to complete its contractual obligations because of theft or other reasons.
Also, although a Russian public enterprise having a certain minimum number of shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions in the share register.
In addition, Russia’s military invasion of Ukraine in February 2022 resulted in the U.S., other countries and certain international organizations levying broad economic sanctions against Russia. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The U.S. and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. In addition, certain index providers have removed Russian securities from their indices. These actions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia or other countries that support Russia’s military invasion in the future may result in the devaluation of Russian or other affected currencies, a downgrade in the sanctioned country’s credit rating, and a decline in the value and liquidity of Russian securities and securities of issuers in other countries that support the invasion. In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. Russia may take additional countermeasures or retaliatory actions, which may also impair the value and liquidity of Russian securities and a portfolio’s investments. The potential for wider conflict may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries affected by the invasion. In addition, the ability to price, buy, sell, receive, or deliver such securities is also affected due to these measures. For example, a portfolio may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions and/or countermeasures taken by Russia in response to the sanctions may require a portfolio to freeze its existing investments in companies operating in or having dealings with Russia or other sanctioned countries, which would prevent a portfolio from selling these investments, and the value of such investments held by a portfolio could be significantly impacted, which could lead to such investments being valued at zero. Any exposure that a portfolio may have to Russian counterparties or counterparties in other sanctioned countries also could negatively impact a portfolio’s portfolio. The extent and duration of Russia’s military actions, including any retaliatory actions or countermeasures that may be taken by Russia or others subject to sanctions (such as cyberattacks on other governments, corporations or individuals, restricting natural gas or other exports to other countries, seizure of U.S. and European residents’ assets, or undertaking or provoking other military conflict elsewhere in Europe) are unpredictable, but could result in significant market disruptions. These and any related events could significantly impact a portfolio’s performance and the value of an investment in a portfolio even beyond any direct exposure a portfolio may have to Russian issuers or issuers in other countries affected by the invasion.
Other Investments
Illiquid Investments
An illiquid investment is any investment that a portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may be difficult to value, and a portfolio may have difficulty disposing of such securities promptly.
The sale of illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. A portfolio may be restricted in its ability to sell such securities at a time when a portfolio’s sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a portfolio may have to sell other assets, rather than such illiquid investments, at a time that is not advantageous.
Each portfolio monitors the portion of its total assets that are invested in illiquid investments on an ongoing basis, not only at the time of the investment in such securities.
Investments in the Real Estate Industry and Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority
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of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.
REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.
Certain portfolios may invest in foreign real estate companies, which are similar to entities organized and operated as REITs in the U.S. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, and a portfolio indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.
Commodities and Natural Resources
Commodities may include, among other things, oil, gas, timber, farm products, minerals, precious metals, for example, gold, silver, platinum, and palladium, and other natural resources. Certain portfolios may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to, or instruments that result in exposure to, commodities markets. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.
Commodity-Linked Investments
A portfolio may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked investments, including commodities futures contracts, commodity-linked derivatives, and commodity-linked notes. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The value of commodity-linked investments held by a portfolio may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
The prices of commodity-linked investments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, a portfolio's commodity-linked investments may be expected to underperform an investment in traditional securities.
Transamerica Morgan Stanley Global Allocation VP may also gain exposure to the commodity markets through investments in its wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”).
Hybrid Instruments
Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or
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redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below-market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments are normally at the bottom of an issuer’s debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems. Hybrid instruments can have volatile prices and limited liquidity, and their use may not be successful.
Lending
Consistent with applicable regulatory requirements and the limitations as set forth in each portfolio's investment restrictions and policies, a portfolio may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash or U.S. government or agency securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by a portfolio will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, a portfolio will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the portfolio’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a portfolio with collateral other than cash, the borrower is also obligated to pay the portfolio a fee for use of the borrowed securities. A portfolio does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, a portfolio could suffer loss if the loan terminates and the portfolio is forced to liquidate investments at a loss in order to return the cash collateral to the buyer.
Trade Claims
Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are speculative and are subject to the risks associated with low-quality obligations.
Passive Foreign Investment Companies
Certain foreign entities called passive foreign investment companies have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a portfolio’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of passive foreign investment companies in which the portfolio invests. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the portfolio held its investment. In addition, the shareholders may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned by a portfolio from these investments.
To avoid such tax and interest, a portfolio generally intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income.
Master Limited Partnerships
Master Limited Partnership (“MLPs”) are limited partnerships whose shares (or units) are listed and traded on a U.S. securities exchange, just like common stock. To qualify for tax treatment as a partnership, an MLP must receive at least 90% of its income from qualifying sources such as natural resource activities. Natural resource activities include the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner, which is generally a major energy company, investment fund or the management of the MLP, typically controls the MLP through a 2% general partner equity interest in the MLP plus common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
MLPs are typically structured such that common units have first priority to receive quarterly cash distributions up to an established minimum quarterly dividend (“MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD, but subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which maximizes value to unit holders. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a
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tier where the general partner is receiving 50% of every incremental dollar paid to common and subordinated unit holders. By providing for incentive distributions the general partner is encouraged to streamline costs and acquire assets in order to grow the partnership, increase the partnership’s cash flow, and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.
MLP I-Shares
I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the New York Stock Exchange (“NYSE”) and the NYSE AMEX. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. i-units generally receive no allocations of income, gain, loss or deduction unless and until the MLP is liquidated. In addition, rather than receiving cash distributions, the MLP affiliate receives additional i-units based on a formula. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates’ receipt of i-units, rather than cash distributions. Distributions of additional i-units and of additional I-Shares generally are not taxable events for the MLP affiliate and the holder of the I-Shares, respectively. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units.
Energy Infrastructure Companies
Companies engaged in the energy infrastructure sector principally include publicly-traded MLPs and limited liability companies taxed as partnerships, MLP affiliates, Canadian income trusts and their successor companies, pipeline companies, utilities, and other companies that derive a substantial portion of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, “Energy Infrastructure Companies”).
Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Infrastructure Companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems.
A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. In addition, Energy Infrastructure Companies engaged in the production of natural gas, natural gas liquids, crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time.
Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies.
Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.
Other Investment Companies
Subject to applicable statutory and regulatory limitations, a portfolio may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Pursuant to a statutory exemption or an exemptive rule adopted by the SEC, a portfolio may invest in other investment companies beyond the statutory limits prescribed by the 1940 Act. The SEC recently adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Effective January 19, 2022, new Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that the portfolio enter into a fund of funds investment agreement.
Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent a portfolio invests in securities of other investment companies, portfolio shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of a portfolio’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.
Certain sub-advisers have received an exemptive order from the SEC permitting funds that are sub-advised by the sub-adviser to invest in affiliated registered money market funds and ETFs, and in an affiliated private investment company; provided however, that, among other limitations, in all cases the portfolio’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of its total assets at any time.
Exchange-Traded Funds (“ETFs”)
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ETFs are typically registered investment companies whose securities are traded over an exchange at their market price. ETFs generally represent a portfolio of securities designed to track a particular market index or other group of securities. Other ETFs are actively managed and seek to achieve a stated objective by investing in a portfolio of securities and other assets. A portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although the potential lack of liquidity of an ETF could result in it being more volatile. There is also a risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a portfolio. Moreover, a portfolio’s investments in index-based ETFs may not exactly match the performance of a direct investment in the respective indices or portfolios of securities to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Additionally, ETFs have management fees which increase their costs.
Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual net asset value of the underlying portfolios and a portfolio will generally gain or lose value depending on the performance of the index. However, gains or losses on a portfolio’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. A portfolio may invest in ETFs that are actively managed. Actively managed ETFs do not have the transparency of index-based ETFs, and also therefore, are more likely to trade at a discount or premium to actual net asset values.
Exchange-Traded Notes (“ETNs”)
ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. ETNs are not registered or regulated as investment companies under the 1940 Act.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on a portfolio’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service (the “IRS”) and may also be affected by future legislation.
Dollar Roll Transactions
“Dollar roll” transactions consist of the sale by a portfolio to a bank or broker-dealer (the “counterparty”) of Ginnie Mae certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a portfolio agrees to buy a security on a future date. A portfolio will not use such transactions for leveraging purposes.
The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a portfolio’s right to purchase from the counterparty might be restricted. In addition, the value of such securities may change adversely before a portfolio is able to purchase them. Similarly, a portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a portfolio, the security that the portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a portfolio’s use of the cash that it receives from a dollar roll will provide a return that exceeds the transaction costs.
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Transamerica Aegon U.S. Government Securities VP will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.
Short Sales
In short selling transactions, a portfolio sells a security it does not own in anticipation that the price of the security will decline. The portfolio must borrow the same security and deliver it to the buyer to complete the sale. The portfolio will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the portfolio must replace the borrowed security. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, possible losses from short sales may, theoretically, be unlimited (e.g., if the price of a stock sold short rises) and a portfolio may be unable to replace a borrowed security sold short. A portfolio also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions.
Short sales also involve other costs. A portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. A portfolio secures its obligation to replace the borrowed security by depositing collateral with the lender or its custodian or qualified sub-custodian, usually in cash, U.S. government securities or other liquid securities similar to those borrowed. All short sales will be fully collateralized.
A portfolio may sell securities “short against the box.” In short sales “against the box,” the portfolio, at all times when the short position is open, owns an equal amount of the securities sold short or has the right to obtain, at no added cost, securities identical to those sold short. When selling short against the box, if the price of such securities were to increase rather than decrease, the portfolio would forgo the potential realization of the increased value of the shares sold short.
Certain portfolios may sell securities short only against the box.
International Agency Obligations
Bonds, notes or Eurobonds of international agencies include securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. A portfolio may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the U.S.
When-Issued, Delayed Settlement and Forward Delivery Securities
Securities may be purchased and sold on a “when-issued,” “delayed settlement” or “forward (delayed) delivery” basis. “When-issued” or “forward delivery” refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.
A portfolio may engage in when-issued or forward delivery transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a portfolio engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage (although leverage may result).
“Delayed settlement” is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by a portfolio until it receives payment or delivery from the other party to any of the above transactions.
New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.
At the time of settlement, the market value and/or the yield of the security may be more or less than the purchase price. A portfolio bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may defaults on its obligation to make payment or delivery. As a result, a portfolio may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.
Additional Information
Temporary Defensive Position
At times a portfolio’s sub-adviser may judge that conditions in the securities markets make pursuing the portfolio’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, a sub-adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the portfolio’s assets. In implementing these defensive strategies, a portfolio may invest without limit in securities that a sub-adviser believes present less risk to a portfolio, including equity securities, debt and fixed-income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, CDs, demand and time deposits, bankers’ acceptance or other securities a sub-adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a portfolio may diverge from the duration range for that portfolio disclosed in its prospectus (if applicable). It is impossible to predict when, or for how long, a portfolio will use these alternative strategies. As a result of using these alternative strategies, a portfolio may not achieve its investment objective.
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Borrowings
A portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the portfolio’s portfolio managers in other securities or instruments in an effort to increase the portfolio’s investment returns.
When a portfolio invests borrowing proceeds in other securities, the portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. Like other leveraging risks, this makes the value of an investment in a portfolio more volatile and increases the portfolio’s overall investment exposure. In addition, if a portfolio’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a portfolio is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the portfolio’s return.
A portfolio may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers’ strategy and result in lower portfolio returns. Interest on any borrowings will be a portfolio expense and will reduce the value of a portfolio’s shares.
A portfolio may borrow on a secured or on an unsecured basis. If a portfolio enters into a secured borrowing arrangement, a portion of the portfolio’s assets will be used as collateral. During the term of the borrowing, the portfolio will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a portfolio may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers’ strategy and result in lower portfolio returns. The portfolio would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the portfolio. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a portfolio’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.
The 1940 Act requires a portfolio to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund Lending
To satisfy redemption requests or to cover unanticipated cash shortfalls, a portfolio may enter into lending agreements (“Interfund Lending Agreements”) under which the portfolio would lend money and borrow money for temporary purposes directly to and from another Transamerica portfolio through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to TAM and the Trust permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the portfolio otherwise would invest in repurchase agreements or other short-term instruments.
If a portfolio has outstanding borrowings, any Interfund Loans to the portfolio (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the portfolio, the event of default will automatically (without need for action or notice by the lending portfolio) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending portfolio to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing portfolio.
A portfolio may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the portfolio has a secured loan outstanding from any other lender, including but not limited to another Transamerica portfolio, the portfolio’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a portfolio’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the portfolio may borrow through the credit facility on a secured basis only. A portfolio may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1∕3% of its total assets.
No portfolio may lend to another portfolio through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending portfolio’s net assets at the time of the loan. A portfolio’s Interfund Loans to any one portfolio shall not exceed 5% of the lending portfolio’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending portfolio and may be repaid on any day by a borrowing portfolio.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending portfolio and the borrowing portfolio. However, no borrowing or lending activity is without risk. When a portfolio borrows money from another portfolio, there is a risk that the loan could be called on one day’s notice or not
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renewed, in which case the portfolio may have to borrow from a bank at higher rates (if such borrowing is available) or sell securities at a loss if an Interfund Loan were not available from another portfolio. A delay in repayment to a lending portfolio could result in a lost opportunity or additional lending costs.
Reverse Repurchase Agreements
A reverse repurchase agreement has the characteristics of a secured borrowing and creates leverage. In a reverse repurchase transaction, a portfolio sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a portfolio agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the portfolio received when it sold the instrument, representing the equivalent of an interest payment by the portfolio for the use of the cash. During the term of the transaction, a portfolio will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.
A portfolio may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in its prospectus or this SAI, a portfolio may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the portfolio’s portfolio managers in other securities or instruments in an effort to increase the portfolio’s investment returns.
During the term of the transaction, a portfolio will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a portfolio reinvests the proceeds of a reverse repurchase agreement in other securities, the portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to satisfy the portfolio’s obligations under the reverse repurchase agreement. Like other leveraging risks, this makes the value of an investment in a portfolio more volatile and increases the portfolio’s overall investment exposure. This could also result in the portfolio having to dispose of investments at inopportune times and at disadvantageous amounts. In addition, if a portfolio’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the portfolio’s return.
When a portfolio enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a portfolio’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.
In addition, a portfolio may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in losses.
Rule 18f-4 under the 1940 Act permits a portfolio to enter into reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the portfolio either (i) complies with the 300% asset coverage ratio with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as “derivatives transactions” under Rule 18f-4. See “Derivatives”.
Voluntary Actions
From time to time, a portfolio may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a portfolio, and the acquisition is determined to be beneficial to portfolio shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this section or any percentage investment limitation of the 1940 Act or rules thereunder, if a portfolio has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the portfolio will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, after announcement of the offering, but prior to the receipt of the securities or instruments, the portfolio sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
Money Market Reserves
It is expected that Transamerica T. Rowe Price Small Cap VP will invest its cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and its affiliates.
The T. Rowe Price affiliated money market funds must comply with the requirements of Rule 2a-7 under the 1940 Act, governing money market funds. The T. Rowe Price affiliated money market funds invest in prime money market instruments receiving the highest credit rating, U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.
T. Rowe Price believes that its affiliated money market funds provide very efficient means of managing the cash reserves of the portfolio. While the funds do not pay an advisory fee to T. Rowe Price, they will incur other expenses. However, the T. Rowe Price affiliated money market funds are expected to operate at very low expense ratios. The portfolio will only invest in T. Rowe Price affiliated money market funds to the extent it is consistent with its objectives and programs.
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The T. Rowe Price affiliated money market funds are not insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.
Special Considerations (Transamerica ProFund UltraBear VP Only)
Transamerica ProFund UltraBear VP presents certain risks, some of which are further described below.
Correlation and Tracking: Several factors may affect the ability of Transamerica ProFund UltraBear VP (the “ProFund”) to achieve inverse correlation with its benchmark. Among these factors are: (1) the ProFund’s expenses, including brokerage (which may be increased by high portfolio turnover) and the costs associated with the use of derivatives; (2) less than all of the securities underlying the ProFund’s benchmark being held by the ProFund and/or securities not included in the benchmark being held by the ProFund; (3) an imperfect correlation between the performance of instruments held by the ProFund, such as futures contracts, and the performance of the underlying securities in a benchmark; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) the ProFund’s share prices being rounded to the nearest cent; (7) changes to the benchmark that are not disseminated in advance; (8) the need to conform the ProFund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) limit up or limit down trading halts on options or futures contracts which may prevent the ProFund from purchasing or selling options or futures contracts; (10) early and unanticipated closings of the markets on which the holdings of the ProFund trade, resulting in the inability of the ProFund to execute intended portfolio transactions; and (11) fluctuations in currency exchange rates. Also, because ProFund rebalances its benchmark exposure at the end of each trading day, disparities between estimated and actual purchases and redemptions of the ProFund may cause the ProFund to be over- or underexposed to its benchmark. This may result in greater tracking and correlation error.
Furthermore, the ProFund has an investment objective before fees and expenses to match twice the inverse (-2x) performance of the benchmark on a single day. A “single day” is measured from the time the ProFund calculates its NAV to the time of the ProFund’s next NAV calculation. The ProFund is subject to the correlation risks described above. In addition, while a close inverse correlation of the ProFund to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the NAV of the shares of the ProFund may diverge, in some cases, significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect as further described in the Prospectus.
Leverage: The ProFund intends to use, on a regular basis, leveraged investment techniques in pursuing its investment objective. Leverage exists when the ProFund achieves the right to a return on a capital base that exceeds the amount the ProFund has invested. Utilization of leverage involves special risks and should be considered to be speculative. Specifically, leverage creates the potential for greater gains to shareholders of the ProFund during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage is likely to cause higher volatility of the NAVs of the ProFund’s shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund to pay interest which would decrease the ProFund’s total return to shareholders. If the ProFund achieves its investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had the ProFund not been leveraged.
Special Note Regarding the Correlation Risks of Inverse Geared Funds: As a result of compounding, for periods greater than a single day, the use of leverage tends to cause the performance of the ProFund to vary from its benchmark performance times the stated multiple (-2x) in the portfolio’s investment objective before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on inverse geared funds. Four factors significantly affect how close daily compounded returns are to longer-term benchmark returns times the portfolio’s multiple: the length of the holding period, benchmark volatility, whether the multiple is positive or inverse, and its leverage level. Longer holding periods, higher benchmark volatility, inverse exposure and greater leverage each can lead to returns farther from the multiple times the benchmark return. As the table below shows, particularly during periods of higher benchmark volatility, compounding will cause longer term results to vary from the benchmark performance times the stated multiple in the ProFund’s investment objective. This effect becomes more pronounced as volatility increases.
A geared fund’s return for periods longer than one day is primarily a function of the following:
a)
benchmark performance;
b)
benchmark volatility;
c)
period of time;
d)
financing rates associated with leverage or inverse exposure;
e)
other fund expenses; and
f)
dividends or interest paid with respect to securities included in the benchmark.
The fund performance for a geared fund can be estimated given any set of assumptions for the factors described above. The tables below illustrates the impact of two factors, benchmark volatility and benchmark performance, on an inverse geared fund. Benchmark volatility is a statistical measure of the magnitude of fluctuations in the returns of a benchmark and is calculated as the standard deviation of the natural logarithms of one plus the benchmark return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated fund returns for a number of combinations of benchmark performance and benchmark volatility over a
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one-year period. Assumptions used in the table include: a) no dividends paid with regard to the equity securities included in the benchmark; b) no fund expenses; and c) borrowing/lending rates (to obtain leverage or inverse exposure) of zero percent. If fund expenses and/or actual borrowing/lending rates were reflected, the fund’s performance would be different than shown.
The table below shows an example in which a geared fund that has an investment objective to correspond to twice the inverse (-2x) of the daily performance of a benchmark. The geared fund could be expected to achieve a -20% return on a yearly basis if the benchmark performance was 10%, absent any costs or the correlation risk or other factors described above and in the Prospectus under “Correlation Risk.” However, as the table shows, with a benchmark volatility of 20%, such a fund would return -26.7%, again absent any costs or other factors described above and in the Prospectus under “Correlation Risk.” In the chart below, areas shaded darker represent those scenarios where the fund will underperform (i.e., return less than) the benchmark performance times the stated multiple in the fund’s investment objective (-2x).
Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to Twice the Inverse (-2x) of the Daily Performance of a Benchmark.
One Year Benchmark Performance	Twice the Inverse (-2x) of One Year Benchmark Performance	Benchmark Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	120%	525.0%	520.3%	506.5%	484.2%	454.3%	418.1%	377.1%	332.8%	286.7%	240.4%	195.2%	152.2%	112.2%
-55%	110%	393.8%	390.1%	379.2%	361.6%	338.0%	309.4%	277.0%	242.0%	205.6%	169.0%	133.3%	99.3%	67.7%
-50%	100%	300.0%	297.0%	288.2%	273.9%	254.8%	231.6%	205.4%	177.0%	147.5%	117.9%	88.9%	61.4%	35.8%
-45%	90%	230.6%	228.1%	220.8%	209.0%	193.2%	174.1%	152.4%	128.9%	104.6%	80.1%	56.2%	33.4%	12.3%
-40%	80%	177.8%	175.7%	169.6%	159.6%	146.4%	130.3%	112.0%	92.4%	71.9%	51.3%	31.2%	12.1%	-5.7%
-35%	70%	136.7%	134.9%	129.7%	121.2%	109.9%	96.2%	80.7%	63.9%	46.5%	28.9%	11.8%	-4.5%	-19.6%
-30%	60%	104.1%	102.6%	98.1%	90.8%	81.0%	69.2%	55.8%	41.3%	26.3%	11.2%	-3.6%	-17.6%	-30.7%
-25%	50%	77.8%	76.4%	72.5%	66.2%	57.7%	47.4%	35.7%	23.1%	10.0%	-3.2%	-16.0%	-28.3%	-39.6%
-20%	40%	56.3%	55.1%	51.6%	46.1%	38.6%	29.5%	19.3%	8.2%	-3.3%	-14.9%	-26.2%	-36.9%	-46.9%
-15%	30%	38.4%	37.4%	34.3%	29.4%	22.8%	14.7%	5.7%	-4.2%	-14.4%	-24.6%	-34.6%	-44.1%	-53.0%
-10%	20%	23.5%	22.5%	19.8%	15.4%	9.5%	2.3%	-5.8%	-14.5%	-23.6%	-32.8%	-41.7%	-50.2%	-58.1%
-5%	10%	10.8%	10.0%	7.5%	3.6%	-1.7%	-8.1%	-15.4%	-23.3%	-31.4%	-39.6%	-47.7%	-55.3%	-62.4%
0%	0%	0.0%	-0.7%	-3.0%	-6.5%	-11.3%	-17.1%	-23.7%	-30.8%	-38.1%	-45.5%	-52.8%	-59.6%	-66.0%
5%	-10%	-9.3%	-10.0%	-12.0%	-15.2%	-19.6%	-24.8%	-30.8%	-37.2%	-43.9%	-50.6%	-57.2%	-63.4%	-69.2%
10%	-20%	-17.4%	-18.0%	-19.8%	-22.7%	-26.7%	-31.5%	-36.9%	-42.8%	-48.9%	-55.0%	-61.0%	-66.7%	-71.9%
15%	-30%	-24.4%	-25.0%	-26.6%	-29.3%	-32.9%	-37.3%	-42.3%	-47.6%	-53.2%	-58.8%	-64.3%	-69.5%	-74.3%
20%	-40%	-30.6%	-31.1%	-32.6%	-35.1%	-38.4%	-42.4%	-47.0%	-51.9%	-57.0%	-62.2%	-67.2%	-72.0%	-76.4%
25%	-50%	-36.0%	-36.5%	-37.9%	-40.2%	-43.2%	-46.9%	-51.1%	-55.7%	-60.4%	-65.1%	-69.8%	-74.2%	-78.3%
30%	-60%	-40.8%	-41.3%	-42.6%	-44.7%	-47.5%	-50.9%	-54.8%	-59.0%	-63.4%	-67.8%	-72.0%	-76.1%	-79.9%
35%	-70%	-45.1%	-45.5%	-46.8%	-48.7%	-51.3%	-54.5%	-58.1%	-62.0%	-66.0%	-70.1%	-74.1%	-77.9%	-81.4%
40%	-80%	-49.0%	-49.4%	-50.5%	-52.3%	-54.7%	-57.7%	-61.1%	-64.7%	-68.4%	-72.2%	-75.9%	-79.4%	-82.7%
45%	-90%	-52.4%	-52.8%	-53.8%	-55.5%	-57.8%	-60.6%	-63.7%	-67.1%	-70.6%	-74.1%	-77.5%	-80.8%	-83.8%
50%	-100%	-55.6%	-55.9%	-56.9%	-58.5%	-60.6%	-63.2%	-66.1%	-69.2%	-72.5%	-75.8%	-79.0%	-82.1%	-84.9%
55%	-110%	-58.4%	-58.7%	-59.6%	-61.1%	-63.1%	-65.5%	-68.2%	-71.2%	-74.2%	-77.3%	-80.3%	-83.2%	-85.9%
60%	-120%	-60.9%	-61.2%	-62.1%	-63.5%	-65.4%	-67.6%	-70.2%	-73.0%	-75.8%	-78.7%	-81.5%	-84.2%	-86.7%
The foregoing table is intended to isolate the effect of benchmark volatility and benchmark performance on the return of an inverse leveraged fund. The ProFund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or under “Correlation Risk” in the Prospectus.
Investments in the Subsidiary – Transamerica Morgan Stanley Global Allocation VP*
Transamerica Morgan Stanley Global Allocation VP may invest up to 25% of its total assets in its Subsidiary. Investments in the Subsidiary are expected to provide the portfolio with exposure to the commodity markets. The principal purpose of investment in the Subsidiary is to allow the portfolio to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies. The portfolio, as a regulated investment company under the tax rules, is generally required to realize at least 90 percent of its annual gross income from certain investment-related sources, specifically, from dividends, interest, payments with respect to certain securities loans, gains from the sales of stock, securities and foreign currencies, other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from certain types of publicly traded partnerships (referred to as qualifying income). Direct investments by a regulated investment company in commodity-related instruments generally do not, under published IRS rulings, produce qualifying income. However, in a series of private letter rulings, the IRS has indicated income derived by a regulated investment company from a wholly-owned subsidiary invested in commodity and financial futures and option contracts, forward contracts, swaps on commodities or commodities indexes, commodity-linked notes and fixed-income securities serving as collateral for the contracts would constitute qualifying income. The portfolio
38

has not received a private letter ruling from the IRS confirming that income derived from the Subsidiary will constitute qualifying income to the portfolio. The IRS is no longer issuing private letter rulings to that effect. The tax treatment of the portfolio’s investment in commodity interests or in the Subsidiary could also be adversely affected by future legislation or Treasury regulations.
The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. Although the Subsidiary has its own board of directors, the Subsidiary is wholly-owned and controlled by the portfolio.
The Subsidiary (unlike the portfolio) may invest without limit in commodities, commodity-linked derivatives, ETFs, leveraged or unleveraged commodity-linked notes and other investments that provide exposure to commodities. Although the portfolio may to some extent invest directly in commodity-linked derivative instruments and other investments that provide exposure to commodities, the portfolio may also gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary also may invest in other instruments, including fixed-income securities, cash and cash equivalents and U.S. government securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivatives positions. To the extent that the portfolio invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities.
The Subsidiary is managed by TAM and sub-advised by the portfolio’s sub-adviser. However, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary otherwise is subject to the portfolio’s investment restrictions and other policies. The portfolio and the Subsidiary test for compliance with the portfolio’s investment restrictions on a consolidated basis. However, unlike the portfolio, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Code.
The Subsidiary will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and the portfolio will be required to include as income annually investment income earned by the Subsidiary during that year regardless of whether that income is distributed to the portfolio. Furthermore, the portfolio will be subject to generally applicable regulated investment company distribution requirements on any such income, whether or not the Subsidiary makes a distribution to the portfolio during the taxable year. The Subsidiary is not an investment company registered under the 1940 Act and, unless otherwise noted in the prospectus or this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could affect the ability of the portfolio and/or the Subsidiary to operate as described in the prospectus and this SAI and could negatively affect the portfolio and its shareholders.
* Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP may also invest indirectly in the Subsidiary.
Portfolio Turnover
Portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year.
Changes in security holdings are made by a portfolio’s investment manager or sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.
The investment manager or a sub-adviser may engage in a significant number of short-term transactions if such investing serves a portfolio’s objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. Increased turnover results in higher brokerage costs or mark-up charges for a portfolio; these charges are ultimately borne by the policy owners.
In computing the portfolio turnover rate, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the portfolio during the fiscal year.
There are no fixed limitations regarding the portfolio turnover rates of the portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of a portfolio may be disposed of when they are no longer deemed suitable.
The following portfolios had a significant variation in their portfolio turnover rates over the fiscal years ended December 31, 2021 and December 31, 2022.
Transamerica Aegon Bond VP underwent a sub-adviser change in November 2022, leading to a higher turnover rate for that year.
Transamerica Aegon Core Bond VP underwent a sub-adviser change in November 2022, leading to a higher turnover rate for that year.
Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP underwent a sub-adviser change in November 2021, leading to a higher turnover rate for the fiscal year 2022.
Transamerica BlackRock iShares Active Asset Allocation – Moderate VP underwent a sub-adviser change in November 2021, leading to a higher turnover rate for the fiscal year 2022.
Transamerica BlackRock iShares Dynamic Allocation – Balanced VP underwent a sub-adviser change in November 2021, leading to a higher turnover rate for the fiscal year 2022.
Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP underwent a sub-adviser change in November 2021, leading to a higher turnover rate for the fiscal year 2022.
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Transamerica Goldman Sachs Managed Risk – Balanced ETF VP underwent a sub-adviser change in November 2022, leading to a higher turnover rate for that year.
Transamerica Goldman Sachs Managed Risk – Conservative ETF VP underwent a sub-adviser change in November 2022, leading to a higher turnover rate for that year.
Transamerica Goldman Sachs Managed Risk – Growth ETF VP underwent a sub-adviser change in November 2022, leading to a higher turnover rate for that year.
Transamerica Market Participation Strategy VP had decreased trading in 2022, leading to a lower turnover rate for that year.
Historical turnover rates are included in the Financial Highlights tables in the prospectus.
Disclosure of Portfolio Holdings
It is the policy of the portfolios to protect the confidentiality of their portfolio holdings and prevent the selective disclosure of non-public information about portfolio holdings. The portfolios’ service providers are required to comply with this policy. No non-public information concerning the portfolio holdings of the portfolios may be disclosed to any unaffiliated third party, except as provided below. The Board has adopted formal procedures governing compliance with these policies.
The portfolios believe the policy is in the best interests of each portfolio and its shareholders and that it strikes an appropriate balance between the desire of investors for information about the portfolios’ portfolio holdings and the need to protect the portfolios from potentially harmful disclosures. Any conflicts of interest between the interests of portfolio shareholders and those of TAM or its affiliates are addressed in a manner that places the interests of portfolio shareholders first.
Information concerning the portfolios’ holdings is available via the portfolios’ website at: www.transamerica.com/annuities/annuity-solutions. The portfolios generally make publicly available their complete portfolio holdings no sooner than 15 days after month-end. Such information generally remains on the website for 6 months, or as otherwise consistent with applicable regulations.
The portfolios’ semi-annual reports and annual reports contain a complete listing of each portfolio’s holdings as of the end of the portfolio’s second and fourth fiscal quarters. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov. Each fiscal quarter, each non-money market portfolio will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT”, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter.
Transamerica BlackRock Government Money Market VP files monthly a schedule of portfolio holdings with the SEC on Form N-MFP. The information filed on Form N-MFP is made available to the public by the SEC 60 days after the end of the month to which the information pertains. A schedule of portfolio holdings for Transamerica BlackRock Government Money Market VP is posted each month to the portfolio’s website in accordance with Rule 2a-7(c)(12) under the 1940 Act. The Form N-PORT and Form N-MFP reports are also available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
In addition, the portfolios may release via the portfolios’ website at www.transamerica.com/annuities/annuity-solutions the following information concerning a portfolio before disclosure of the portfolio’s full portfolio holdings is made publicly available:
•
Top Ten Holdings – A portfolio’s top ten holdings and the total percentage of the portfolio such aggregate holdings represent.
•
Sector Holdings – A portfolio’s sector information and the total percentage of the portfolio held in each sector.
•
Other Portfolio Characteristic Data – Any other analytical data with respect to a portfolio that does not identify any specific portfolio holdings.
•
Funds of ETFs and Funds of Funds – For any portfolio whose investments (other than cash alternatives) consist solely of shares of ETFs and/or other Funds, no sooner than 10 days after the end of a month the names of the ETFs or Funds held as of the end of that month and the percentage of the portfolio’s net assets held in each ETF or Fund as of the end of that month.
Mutual fund rating and ranking organizations such as FactSet, Lipper, Inc. and Morningstar, Inc., or consultants and/or other financial industry institutions such as Bloomberg L.P., and eVestment may request a complete list of non-public portfolio holdings in order to rank or rate a portfolio or to assess the risks of a portfolio or otherwise and/or to produce related performance attribution statistics. Similarly, an intermediary may be provided with non-public portfolio holdings in order to allow the intermediary to prepare the portfolio holdings information for shareholders on a timely basis. Portfolio holdings information released to these parties is the same portfolio holdings posted to the portfolios’ website each month and is subject to the guidelines discussed below. Pursuant to the policy, TAM may disclose a complete list of each portfolio’s holdings to any person on a monthly basis after the holdings are posted to the portfolios’ website, usually 15 days after month-end.
The portfolios may also from time to time provide or make available to third parties upon request specific portfolio level performance attribution information and statistics. Third parties may include portfolio shareholders or prospective portfolio shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the portfolio’s holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the portfolio’s holdings and other investment positions, (iii) the
40

attribution of portfolio returns by asset class, sector, industry, and country, (iv) performance attribution and other summary and statistical information that does not include identification of specific portfolio holdings (prior to such holdings becoming public), and (v) the volatility characteristics of the portfolio.
TAM’s Operational Risk Committee may approve a request for portfolio level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any portfolio prior to such portfolio’s public disclosure of its portfolio holdings and (ii) TAM has made a good faith determination that the requested information is not material given the particular facts and circumstances. TAM may deny any request for performance attribution information and other statistical information about a portfolio made by any person, and may do so for any reason or for no reason.
Disclosure of non-public portfolio holdings information for a portfolio may only be provided pursuant to the guidelines below.
- Non-public portfolio holdings information may be provided at any time (and as frequently as daily) to the portfolios’ service providers, counterparties, and others who generally need access to such information in the performance of their contractual duties and responsibilities providing services to a portfolio for a legitimate business purpose, where such vendor or service provider is subject to a duty of confidentiality, including a duty to prohibit the vendor from sharing non-public information with an unauthorized source or trading upon any non-public information provided by TAM on behalf of a portfolio. These entities, parties, and persons include, but are not limited to: TAM, the sub-advisers, custodian, administrator, sub-administrator, transfer agent, sub-transfer agent, executing broker-dealers/counterparties in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities (including transition managers), research and analytics providers, securities lending agent, financial printer, banks, proxy voting services, pricing service vendors, regulatory authorities, independent public accountants, attorneys, and the portfolios’ officers and trustees, subject to a duty of confidentiality with respect to any portfolio holdings information. In addition, certain of the portfolios’ sub-advisers utilize middle- and back-office providers to fulfill their contractual duties and responsibilities to the portfolios. The disclosure of non-public portfolio holdings information to such third parties generally will be subject to a requirement, by explicit agreement or by virtue of their respective duties to the portfolios, that those third parties maintain the confidentiality of such information.
- TAM receives non-public portfolio holdings information to assist in the selection of underlying portfolios for certain Transamerica asset allocation portfolios. J.P. Morgan Investment Management Inc. (“JPMIM”), as sub-adviser to certain Transamerica asset allocation portfolios receives non-public portfolio holdings information to assist in the selection of underlying portfolios for those asset allocation portfolios. JPMIM may utilize this information solely in selection of underlying portfolios and will not use the information to trade individual securities or instruments, and has signed a confidentiality agreement.
- The portfolios are offered as investment options in variable annuity contracts offered by Transamerica Life Insurance Company and its affiliated insurance companies (collectively, for purposes of this section, the “Insurer”). Each contract holder has the right to designate one or more separate accounts in which the premium for the contract will be invested. The separate accounts invest in underlying investment options, including the portfolios. Certain variable annuity contracts issued by the Insurer include a guarantee from the Insurer as to the value of the contract holder’s separate account investments. Under the policy, non-public portfolio holdings and certain analytical information and algorithm and trade data concerning the portfolios may be disclosed to the Insurer solely to allow it to hedge its obligations under the variable annuity contracts. This information may only be provided to the Insurer in accordance with procedures approved by the Board governing the sharing of such information with the Insurer. Certain information is provided to the Insurer on a daily basis. The Insurer has signed a confidentiality agreement.

- Non-public portfolio holdings information for certain portfolios may be disclosed to the risk assessment department of Transamerica insurance companies solely to allow them to hedge their obligations under variable annuity and life products. Each applicable Transamerica insurance company has signed a confidentiality agreement.
- A portfolio may provide non-public portfolio holdings information to (i) third parties that calculate information derived from portfolio holdings for use by TAM, a sub-adviser, or their affiliates, and (ii) an investment adviser or sub-adviser, trustee, or their agents, or a potential replacement sub-adviser for a portfolio, to whom portfolio holdings are disclosed for proposal or due diligence purposes, prior to Board approval and implementation. Each individual request is reviewed by TAM’s Operational Risk Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the applicable portfolio(s). Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that (a) the portfolio holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. TAM relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a portfolio. Nothing in this section should be construed as requiring TAM's Operational Risk Committee's review of the disclosure of material, non-public holdings information, as described above, once Board approval of a proposed portfolio merger, acquisition, or sub-adviser change has been received.
- In addition to those set out above, as of December 31, 2022, the following entities receive information about the portfolios’ securities pursuant to an ongoing arrangement with the portfolios in connection with services provided to the portfolios:

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Recipient	Purpose	Frequency
Bloomberg LP	Statistical ranking, rating, and/or performance attribution analysis and pricing	Daily
Broadridge	Print vendor for shareholder documents, proxy solicitor/tabulator, 15(c) analysis	Daily
CAPIS	Trade execution analysis	Daily
eVestment Alliance, LLC	Institutional sales and RFP opportunities	Quarterly
FactSet	Performance attribution analysis	Daily
FXTransparency	Trade execution analysis	Quarterly
Glass Lewis & Co.	Proxy voting services	Quarterly
Globe Tax Services, Inc.	ECJ foreign tax reclaim services	As necessary
Grant Thornton Pakistan	Provide tax services for market in Pakistan	As necessary
ICE Data Services	Pricing	Daily
Investment Company Institute	Holdings Information on Form N-PORT	Quarterly
JPMorgan Pricing Direct	Pricing	As necessary
KPMG Taiwan	Provide tax services for market in Taiwan	As necessary
Lipper, Inc.	Statistical ranking and rating	Monthly
Markit North America	Pricing	Daily
Morningstar LLC	Statistical ranking, rating, and/or performance attribution analysis	Daily
PricewaterhouseCoopers Private Limited	Provide tax services for market in India	As necessary
Refinitiv US LLC	Pricing	Daily
R.R. Donnelly	Financial reporting	Monthly
Schwab CT	Code of Ethics monitoring	Daily
truView	Risk and liquidity management analytics	Daily
TAM, its affiliates, the portfolios, the portfolios’ sub-advisers and the portfolios’ other service providers will not enter into any arrangements from which they derive compensation for the disclosure of non-public portfolio holdings information.
Subject to such departures as TAM believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio holdings information, each confidentiality agreement should provide that, among other things: the portfolio holdings information is the confidential property of the portfolios (and their service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement. The recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio holdings information and (2) subject to a duty of confidentiality, including duties not to share the non-public information with an unauthorized source and not to trade on non-public information. Upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio holdings information.
The portfolios (or their authorized service providers) may disclose portfolio holdings information before its public disclosure based on the criteria described above. The frequency with which such information may be disclosed, and the length of the lag, if any, between the disclosure date of the information and the date on which the information is publicly disclosed, varies based on the terms of the applicable confidentiality agreement. The portfolios currently provide portfolio holdings information to the third parties listed herein at the stated frequency as part of ongoing arrangements that include the release of portfolio holdings information in accordance with the policy.
The Trust’s Chief Compliance Officer (“CCO”) or his/her delegate may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information or waive certain requirements. Any exceptions to the policy must be consistent with the purposes of the policy. The CCO reports to the Board material compliance violations of the portfolios’ policies and procedures on disclosure of portfolio holdings.
In addition, separate account and unregistered product clients of TAM, the sub-advisers of the portfolios, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain portfolios, and therefore may have substantially similar or nearly identical portfolio holdings as those portfolios.
Certain information in the above section may not apply to all of the portfolios managed by TAM.
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There can be no assurance that the portfolios’ policy with respect to disclosure of portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.
Commodity Exchange Act Registration
The Investment Manager has registered as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) with respect to its service as investment manager to Transamerica American Funds Managed Risk VP, Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP and Transamerica ProFund UltraBear VP. Compliance with applicable CFTC disclosure, reporting and recordkeeping regulations is expected to increase portfolio expenses.
The Investment Manager relies on CFTC Rule 4.12(c)(3) with respect to Transamerica American Funds Managed Risk VP, Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP and Transamerica ProFund UltraBear VP. CFTC Rule 4.12(c)(3) relieves the Investment Manager from certain CFTC recordkeeping, reporting and disclosure requirements.
The remaining portfolios are operated by the Investment Manager pursuant to an exclusion from registration as a CPO with respect to such portfolios under the CEA, and therefore, are not subject to registration or regulation with respect to the portfolios under the CEA. These portfolios are limited in their ability to enter into commodity interests positions subject to CFTC jurisdiction.
Management of the Trust
Each of the portfolios is supervised by the Board.
Board Members and Officers
The members of the Board (“Board Members”) and executive officers of the Trust are listed below.
“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”
The Board governs each portfolio and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each portfolio and the operation of each portfolio by its officers. The Board also reviews the management of each portfolio’s assets by the investment manager and its respective sub-adviser.
The portfolios are among the portfolios managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 111 funds as of the date of this SAI. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.
The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.
The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.
Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (49)	Chairman of the Board, President and Chief Executive Officer	Since 2014	Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present); Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present); Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica	111	Director, Massachusetts Fidelity Trust Company (2014 - 2021); Director, Aegon Global Funds (2016 - 2022)
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Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS—continued
Marijn P. Smit (continued)
Partners Funds Group II (“TPFG II”) (2014
– 2018);
Director, Chairman of the Board, President
and Chief Executive Officer, Transamerica
Asset Management, Inc. (“TAM”) and
Transamerica Fund Services, Inc. (“TFS”)
(2014 – present);
Senior Vice President, Transamerica
Retirement Solutions LLC (2012 - 2020);
Trust Officer, Massachusetts Fidelity Trust
Company (2014 - 2021);
President, Investment Solutions,
Transamerica Investments & Retirement
(2014 – 2016);
Vice President, Transamerica Life Insurance
Company (2010 – 2016);
Vice President, Transamerica Premier Life
Insurance Company (2010 – 2016);
Senior Vice President, Transamerica
Financial Life Insurance Company (2013 –
2016);
Senior Vice President, Transamerica
Retirement Advisors, Inc. (2013 – 2016)
and President and Director, Transamerica
Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (74)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	111	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (70)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	111	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2001
Principal, Advisor Network Solutions, LLC
(business consulting) (2006 – present);
Board Member, TST (2001 – present);
Board Member, TF (2002 – present);
Board Member, TAAVF (2007 – present);
Board Member, TPP, TPFG and TPFG II
(2007 – 2018);
Market President, Nations Bank of Sun
Coast Florida (1998 – 1999);
Chairman, President and Chief Executive
Officer, Barnett Banks of Treasure Coast
Florida (1994 – 1998);
Executive Vice President and Senior Credit
Officer, Barnett Banks of Jacksonville,
Florida (1991 – 1994);
and Senior Vice President and Senior Loan
Administration Officer, Wachovia Bank of
Georgia (1976 – 1991).
				111	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF, TST and TAAVF (2021 – present); Retired (2019 – present);	111	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present);
44

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS—continued
Kathleen T. Ives (continued)			Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.		Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).
Lauriann C. Kloppenburg (62)	Board Member	Since 2021	Board Member, TF, TST and TAAVF (2021 – present); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	111	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	111	N/A
John E. Pelletier (58)	Board Member	Since 2017
Board Member, TF, TST and TAAVF (2017
– present);
Board Member, TPP, TPFG and TPFG II
(2017 – 2018);
Director, Center for Financial Literacy,
Champlain College (2010 – present);
Co-Chair, Vermont Financial Literacy
Commission with Vermont State Treasurer
(2015 – 2018);
Chairman, Vermont Universal Children’s
Higher Education Savings Account Program
Advisory Committee (2015 – 2021);
Founder and Principal, Sterling Valley
Consulting LLC (a financial services
consulting firm) (2009 – 2017);
Independent Director, The Sentinel Funds
and Sentinel Variable Products Trust (2013 –
2017);
Chief Legal Officer, Eaton Vance Corp.
(2007 – 2008);
and Executive Vice President and Chief
Operating Officer (2004 - 2007), General
Counsel (1997 – 2004), Natixis Global
Associates.
				111	N/A
Patricia L. Sawyer (72)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007);	111	Honorary Trustee, Bryant University (1996 – present)
45

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS—continued
Patricia L. Sawyer (continued)
Board Member, TF and TST (2007 –
present);
Board Member, TAAVF (1993 – present);
Board Member, TPP, TPFG and TPFG II
(1993 – 2018);
and Trustee, Chair of Finance Committee
and Chair of Nominating Committee (1987
– 1996), Bryant University.

John W. Waechter (71)	Board Member	Since 2004	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).	111
Board Member,
Operation PAR, Inc.
(non-profit organization)
(2008 – present);
Board Member, Boley
PAR, Inc. (non-profit
organization) (2016 -
present)
Board Member,
Remember Honor
Support, Inc. (non-profit
organization)
(2013 - 2020);
Board Member, WRH
Income Properties, Inc.
and WRH Properties,
Inc. and affiliates (real
estate) (2014 - present)

*
Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.
Officers
The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.
Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (49)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020
Assistant Secretary, TF, TST and TAAVF (2020 – present);
Chief Legal Officer, Secretary (2021 - present), Assistant Secretary
(2019 – 2021), Secretary (2019), TET;
and Senior Counsel, TAM (2008 – present).

Joshua Durham (49)	Vice President and Chief Operating Officer	Since 2022
Vice President and Chief Operating Officer, TF, TST and TAAVF
(2022 – present);
Director, Senior Vice President, and Chief Operating Officer TAM
and TFS (2022 – present);
Vice President, TAG Resources, LLC (2022 – present);
Vice President, Transamerica Retirement Solutions, LLC (2017 –
present);
Vice President, Transamerica Casualty Insurance Company (2016
– 2022);
Vice President (2004 – 2007 and 2012 – 2022), Responsible
Officer (2017 – 2022), Transamerica Financial Life Insurance
Company;
Vice President (2004 – 2007 and 2010 – 2022), Responsible
Officer (2016 – 2022) Transamerica Life Insurance Company;
Chief Administrative Officer (2014 – 2016) and Senior Vice
President (2009 – 2020), Transamerica Stable Value Solutions Inc.;
Vice President, Transamerica Premier Life Insurance Company
(2010 – 2020);

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Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Joshua Durham (continued)			and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).
Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014
Chief Legal Officer and Secretary, TF, TST and TAAVF (2021 –
present and 2006 - 2014);
Chief Legal Officer and Assistant Secretary, TAM (2022 –
present);
Associate General Counsel/Lead Attorney, TAM, Mutual Funds
and Latin American Operations (2017 – 2021);
Associate General Counsel/Chief Legal Officer, Latin American
Operations and International Funds (2014 – 2017);
Director, Senior Vice President, General Counsel, Operations and
Secretary, TAM (2006 – 2014);
Director, Senior Vice President, General Counsel, Chief
Administrative Officer and Secretary, TFS (2006 – 2014);
Chairman of the Board, Aegon Global Funds (2013 – 2022);
Board Member, Mongeral Aegon Seguros e Previdencia SA (2017
– 2022);
Assistant Secretary, TF, TST, TET and TAAVF (2019);
Vice President, General Counsel and Secretary, TPP, TPFG and
TPFG II (2007 – 2014); and
Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (44)	Anti-Money Laundering Officer	Since 2019
Anti-Money Laundering Officer, TF, TST, TET and TAAVF (2019
– present);
Assistant General Counsel, Transamerica Life Insurance
Company/Aegon USA (2013 – present);
and Anti-Money Laundering Compliance Officer and Fraud
Officer, Transamerica Life Insurance Company/Aegon USA (2015
– present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019
Chief Compliance Officer, TF, TST, TET and TAAVF (2019 –
present);
Co-Derivatives Risk Manager, TF, TST and TAAVF (2021 –
present);
Chief Compliance Officer (2019 – present), TAM; (2022 –
present), TFS;
and General Counsel, Corporate Secretary and Fund Chief
Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (52)	Vice President and Chief Investment Officer, Advisory Services	Since 2005
Vice President and Chief Investment Officer, Advisory Services,
TF and TST (2007 – present);
Vice President and Chief Investment Officer, TET (2017 –
present);
Vice President and Chief Investment Officer, Advisory Services,
TAAVF (2007 – present);
Vice President and Chief Investment Officer, Advisory Services,
TPP, TPFG and TPFG II (2007 – 2018);
Director (2005 – 2019), Senior Vice President (2006 – present),
Senior Director, Investments (2016 – present), Chief Investment
Officer, Advisory Services (2012 – 2016) and Lead Portfolio
Manager (2007 – present), TAM;
Director, TFS (2005 – 2019);
Trust Officer, Massachusetts Fidelity Trust Company (2010 -
2022);
Registered Representative (2007 – 2016), Transamerica Capital,
Inc. (“TCI”);
and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014
Vice President and Treasurer, TF, TST and TAAVF (2014 –
present), Vice President and Treasurer (2017 – present), Vice
President, Principal Financial Officer and Treasurer (2020 –
present), TET;
Vice President and Treasurer, TPP, TPFG and TPFG II (2014 –
2018);
Vice President (2016 – present), Treasurer (2016 – 2019), Vice
President, Administration and Treasurer (2014 – 2016), TAM;
Vice President, Administration and Treasurer (2014 – 2019),
Senior Vice President (2019 – present), TFS;
Vice President (2016 – present), TCI;

47

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Vincent J. Toner (continued)			and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.
Thomas R. Wald, CFA (62)	Vice President and Chief Investment Officer	Since 2014
Chief Investment Officer, TF, TST and TAAVF (2014 – present);
TET (2017 – present);
Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);
Director (2017 – 2020), Akaan Transamerica, S.A. de C.V.,
Sociedad Operadora de Fondos de Inversión;
Chief Investment Officer, Transamerica Investments & Retirement
(2014 – 2020);
Senior Vice President and Chief Investment Officer, TAM (2014 –
present);
Director, TFS (2019 - present); and
Trust Officer, Massachusetts Fidelity Trust Company (2015 -
2022).

*
Elected and serves at the pleasure of the Board of the Trust.
If an officer has held offices for different portfolios for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.
Each of the Board Members, other than Messrs. Nelson, Pelletier, Smit and Warrick and Mses. Ives and Kloppenburg, previously served as a trustee or director of the TAM, Diversified or Premier fund family, and each Board Member was thus initially selected by the board of the applicable predecessor fund family. In connection with the consolidation of all “manager of managers” investment advisory services within Transamerica in 2007, a single board was established to oversee the TAM and Diversified fund families, and each of the Board Members, other than Mses. Bane, Ives and Kloppenburg, and Messrs. Nelson, Pelletier, Smit and Warrick, joined the Board at that time. The Board was established with a view both to ensuring continuity of representation by board members of the TAM and Diversified fund families on the Board and in order to establish a Board with experience in and focused on overseeing various types of funds, which experience would be further developed and enhanced over time. Ms. Bane joined the Board in 2008 when the Premier fund family was consolidated into the Transamerica Fund Family. Mr. Warrick joined the Board in 2012. Mr. Smit joined the Board in 2014. Messrs. Nelson and Pelletier both joined the Board in 2017. Mses. Ives and Kloppenburg both joined the Board in 2021.
The Board believes that each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Board Members’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TAM, the sub-advisers, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s service as a board member of a predecessor fund family (other than Mses. Ives and Kloppenburg, and Messrs. Nelson, Pelletier, Smit and Warrick); such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Board Member; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; as to each Board Member other than Mr. Smit and Mr. Warrick, his or her status as not being an “interested person” as defined in the 1940 Act; as to Mr. Smit, his status as a representative of TAM; and, as to Mr. Warrick, his former service in various executive positions for certain affiliates of TAM. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Board Member: Ms. Bane, accounting experience and experience as a board member of multiple organizations; Mr. Hill, financial and entrepreneurial experience as an executive, owner and consultant and experience as a board member of multiple organizations; Ms. Ives, audit, securities industry and compliance experience as a fund executive; Ms. Kloppenburg, investment management experience as an executive and board experience; Mr. Nelson, business experience, securities industry and fund executive experience; Mr. Pelletier, securities industry and fund legal and operations experience, entrepreneurial experience as an executive, owner and consultant, and board experience; Ms. Sawyer, management consulting and board experience; Mr. Waechter, securities industry and fund accounting and fund compliance experience, legal experience and board experience; Mr. Smit, investment management and insurance experience as an executive and leadership roles with TAM and affiliated entities; and Mr. Warrick, financial services industry experience as an executive and consultant with various TAM affiliates and other entities. References to the qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Board Member as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
The Board is responsible for overseeing the management and operations of the portfolios. Mr. Smit serves as Chairman of the Board. Mr. Smit is an interested person of the portfolios. Independent Board Members constitute more than 75% of the Board.
The Board currently believes that an interested Chairman is appropriate and is in the best interests of the portfolios and their shareholders, and that its committees, as further described below, help ensure that the portfolios have effective and independent governance and oversight. The Board believes that an interested Chairman has a professional interest in the quality of the services provided to the portfolios and that the Chairman is best equipped to provide oversight of such services on a day-to-day basis because of TAM’s sponsorship of the portfolios and TAM’s ongoing monitoring of the investment sub-advisers that manage the assets of each portfolio. The Board also
48

believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Board Members from management. The Independent Board Members also believe that they can effectively act independently without having an Independent Board Member act as Chairman. Among other reasons, this belief is based on the fact that the Independent Board Members represent over 75% of the Board.
Board Committees
The Board has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and Nominating Committee are chaired by an Independent Board Member and composed of all of the Independent Board Members. In addition, the Board has a Lead Independent Board Member. Mr. Hill serves as the Lead Independent Board Member; Mr. Waechter serves as the Audit Committee Chairperson and Ms. Sawyer serves as the Nominating Committee Chairperson.
The Lead Independent Board Member and the chairs of the Audit and Nominating Committees work with the Chairman to set the agendas for Board and committee meetings. The Lead Independent Board Member also serves as a key point person for dealings between management and the Independent Board Members. Through the portfolios’ board committees, the Independent Board Members consider and address important matters involving the portfolios, including those presenting conflicts or potential conflicts of interest for management, and they believe they can act independently and effectively. The Board believes that its leadership structure is appropriate and facilitates the orderly and efficient flow of information to the Independent Board Members from management.
The Audit Committee, among other things, oversees the accounting and reporting policies and practices and internal controls of the Trust, oversees the quality and integrity of the financial statements of the Trust, approves, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, reviews and evaluates the independent registered public accounting firm’s qualifications, independence and performance, and approves the compensation of the independent registered public accounting firm.
The Audit Committee also approves all audit and permissible non-audit services provided to each portfolio by the independent registered public accounting firm and all permissible non-audit services provided by each portfolio’s independent registered public accounting firm to TAM and any affiliated service providers if the engagement relates directly to each portfolio’s operations and financial reporting.
The Nominating Committee is a forum for identifying, considering, selecting and nominating, or recommending for nomination by the Board, candidates to fill vacancies on the Board. The Nominating Committee may consider diversity in identifying potential candidates, including differences of viewpoint, professional experience and skill, as well as such other individual qualities and attributes as it may deem relevant. The Nominating Committee has not adopted a formal procedure for the implementation, or for assessing the effectiveness, of its policy with regard to the consideration of diversity in identifying potential candidates.
When addressing vacancies, the Nominating Committee sets any necessary standards or qualifications for service on the Board and may consider nominees recommended by any source it deems appropriate, including management and shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. The Nominating Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.
The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote.
Risk Oversight
Through its oversight of the management and operations of the portfolios, the Board also has a risk oversight function, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the portfolios (such as reports about the performance of the portfolios); (ii) reviewing compliance reports and approving compliance policies and procedures of the portfolios and their service providers; (iii) meeting with management to consider areas of risk and to seek assurances that adequate resources are available to address risks; (iv) meeting with service providers, including portfolio auditors, to review portfolio activities; and (v) meeting with the Chief Compliance Officer and other officers of the portfolios and their service providers to receive information about compliance, and risk assessment and management matters. Such oversight is exercised primarily through the Board and its Audit Committee but, on an ad hoc basis, also can be exercised by the Independent Board Members during executive sessions. The Board has emphasized to TAM and the sub-advisers the importance of maintaining vigorous risk management.
The Board recognizes that not all risks that may affect the portfolios can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the portfolios' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board Members as to risk management matters are typically summaries of the relevant information. Most of the portfolios' investment management and business affairs are carried out by or through TAM, its affiliates, the sub-advisers and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the portfolios' and each other in the setting of priorities, the resources available or the
49

effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations. In addition, some risks may be beyond the reasonable control of the Board, the portfolios, TAM, its affiliates, the sub-advisers or other service providers.
In addition, it is important to note that each portfolio is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
Additional Information about the Committees of the Board
Both the Audit Committee and Nominating Committee are composed of all of the Independent Board Members. For the fiscal year ended December 31, 2022, the Audit Committee met 3 times and the Nominating Committee met 1 time.
Trustee Ownership of Equity Securities
As of December 31, 2022, none of the Board Members owned equity securities in the TST portfolios.
Transamerica Fund Family
Trustee	Aggregate Dollar Range of Equity Securities
Interested Trustees
Marijn P. Smit	Over $100,000
Alan F. Warrick	None
Independent Trustees
Sandra N. Bane	None
Leo J. Hill	Over $100,000
Kathleen T. Ives	Over $100,000
Lauriann C. Kloppenburg	Over $100,000
Fredric A. Nelson III	$10,001 - $50,000
John E. Pelletier	Over $100,000
Patricia L. Sawyer	Over $100,000
John W. Waechter	Over $100,000
As of December 31, 2022, none of the Independent Board Members or their immediate family members owned beneficially or of record any securities of the Investment Manager, sub-advisers or Distributor of the portfolios, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager, sub-advisers or Distributor of the portfolios.
Trustee Compensation
As of January 1, 2023, the Independent Board Members receive a base retainer of $365,000 from the funds/portfolios of Transamerica Funds, TST and TAAVF.
As of January 1, 2023, the Lead Independent Trustee of the Board receives an additional retainer of $72,000 per year; and the Audit Committee Chairperson receives an additional retainer of $34,000 per year. The Trust also pays a pro rata share allocable to each series of Transamerica Series Trust based on the relative assets of the series for the Lead Independent Trustee and Audit Committee Chairperson retainers.
Any fees and expenses paid to an Interested Board Member and officers are paid by TAM or an affiliate and not by the Trust or any series, except that the compensation of the Chief Compliance Officer is paid as provided in the next sentence. A portion of the compensation of the Chief Compliance Officer is paid by TAM or an affiliate; the remaining portion is allocated ratably, based on relative net assets, among the mutual funds sponsored by TAM, including the series of the Trust.
Compensation Table
The following table provides compensation amounts paid by the portfolios to the Independent Trustees for the fiscal year ended December 31, 2022. Interested Trustees are not compensated by the portfolios. Messrs. Smit and Warrick are compensated for their Board service by TAM or an affiliate of TAM.
Name of Person, Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Funds Expenses(a)	Estimated Annual Benefits Upon Retirement(a)	Total Compensation from Transamerica Fund Family (including the Trust)(b)
Sandra N. Bane, Trustee	$231,062.89	N/A	N/A	$387,000.00
Leo J. Hill, Trustee	$253,154.20	N/A	N/A	$424,000.00
Kathleen T. Ives, Trustee	$211,956.93	N/A	N/A	$355,000.00
Lauriann C. Kloppenburg, Trustee	$211,956.93	N/A	N/A	$355,000.00
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Name of Person, Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Funds Expenses(a)	Estimated Annual Benefits Upon Retirement(a)	Total Compensation from Transamerica Fund Family (including the Trust)(b)
Fredric A. Nelson III, Trustee	$211,956.93	N/A	N/A	$355,000.00
John E. Pelletier, Trustee	$211,956.93	N/A	N/A	$355,000.00
Patricia L. Sawyer, Trustee	$211,956.95	N/A	N/A	$355,000.00
John W. Waechter, Trustee	$211,956.93	N/A	N/A	$355,000.00
(a)The Trust has no plan or other arrangement pursuant to which the Trustees receive pension or retirement benefits.
(b)Compensation expenses are allocated pro rata based on the relative net assets of each fund included in the Transamerica Fund Family.
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Shareholder Communication Procedures with the Board of Trustees
The Board of the Trust has adopted these procedures by which shareholders of the Trust may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust (“Secretary”), as follows:
Board of Trustees
Transamerica Series Trust
c/o Secretary
1801 California Street, Suite 5200
Denver, CO 80202
Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying series of the Trust to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to a series of the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust, or (ii) is ministerial in nature (such as a request for Trust literature, share data or financial information). These Procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Exchange Act”) or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust’s Chief Compliance Officer. The Trustees are not required to attend the Trust’s shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.
Code of Ethics
The Trust, TAM, each sub-adviser and TCI have each adopted a Code of Ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, TAM, each sub-adviser and TCI from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the portfolios (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.
Pursuant to Rule 17j-1 under the 1940 Act, the portfolios, TAM, the sub-advisers and the distributor each have adopted a code of ethics that permits their personnel to invest in securities for their own accounts, including securities that may be purchased or held by a portfolio. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes of ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.
Proxy Voting Policies and Procedures
TAM exercises voting discretion for Transamerica 60/40 Allocation VP. For all other portfolios, the proxy voting policies and procedures of the respective sub-advisers are used to determine how to vote proxies relating to securities in their portion of the portfolio. The proxy voting policies and procedures of the portfolios, TAM and the sub-advisers are attached hereto as Appendix A.
TAM’s proxy voting policy and procedures address material conflicts of interest that may arise between TAM or its affiliates and the portfolios by: (i) providing for voting in accordance with the recommendation of an independent third party or the Board; (ii) voting shares in the same proportion as the vote of all of the other holders of a portfolio’s shares; or (iii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.
The Trust files SEC Form N-PX, with the complete proxy voting records of the portfolios for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TST%20N-PX%202021.pdf; and (2) on the SEC’s website at www.sec.gov.
Investment Management and Other Services
The Investment Manager
TAM serves as investment manager for the portfolios. The Trust has entered into an Investment Management Agreement (“Management Agreement”), on behalf of each portfolio with TAM. TAM, located at 1801 California Street, Suite 5200, Denver, CO 80202, provides continuous and regular investment management services to the portfolios. TAM supervises each respective portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the portfolios.
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TAM is responsible for all aspects of the day-to-day management of Transamerica 60/40 Allocation VP. For each of the other portfolios, TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of any such portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of each portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for each portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the portfolios’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the portfolios; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the portfolios’ Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the portfolios; oversight of other service providers to the portfolios, such as the custodian, the transfer agent, the portfolios’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the portfolios; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services.
TAM’s investment management services also include the provision of supervisory and administrative services to each portfolio. These services include performing certain administrative services for the portfolios and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the portfolios by State Street, to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the portfolios from time to time, monitoring and verifying the custodian’s daily calculation of net asset values; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the portfolios’ custodian and dividend disbursing agent and monitoring their services to the portfolios; assisting the portfolios in preparing reports to shareholders; acting as liaison with the portfolios’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of Trustees and committees of Trustees; assisting in the preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the portfolios.
TAM is directly owned by Transamerica Life Insurance Company (77%) (“TLIC”) and AUSA Holding, LLC (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation (DE) is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.
Management Agreement
TAM has agreed, under each portfolio’s Management Agreement, to regularly provide the portfolio with investment management services, including management, supervision and investment research and advice, and to furnish a continuous investment program for the portfolio’s portfolio of securities and other investments consistent with the portfolio’s investment objectives, policies and restrictions, as stated in the portfolio’s prospectus and SAI. TAM also provides supervisory and administrative services to each portfolio, as well as services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. TAM has entered into sub-advisory agreements, as described below.
As compensation for services performed, each portfolio pays TAM a fee computed daily at an annual rate of the portfolio's average daily net assets as described below. TAM bears all expenses incurred by it in the performance of its duties under each portfolio's Management Agreement. A portfolio bears all expenses not expressly assumed by TAM incurred in the operation of the portfolio and the offering of its shares.
The Management Agreement for a portfolio will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of that portfolio.
Each Management Agreement provides that TAM may render services to others. Under each portfolio’s Management Agreement, TAM assumes no responsibility other than to render the services called for by the Management Agreement in good faith, and TAM and its affiliates
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will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the portfolio or in the performance of its other services thereunder. TAM and its affiliates are not protected, however, against any liability to a portfolio to which TAM or an affiliate would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.
Each Management Agreement provides that it may be terminated with respect to any portfolio at any time, without the payment of any penalty, upon 60 days’ written notice to TAM, or by TAM upon 60 days’ written notice to the portfolio. A portfolio may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the portfolio, accompanied by appropriate notice. The Management Agreement terminates automatically in the event of its “assignment” (as defined in the 1940 Act).
TAM has outsourced the provision of certain specific administrative services to State Street. State Street performs back office services to support TAM, including furnishing financial and performance information about the portfolios for inclusion in regulatory filings and Trustee and shareholder reports; preparing drafts of regulatory filings, Trustee materials, tax returns, and reports and budgets; tax testing; and maintaining books and records. TAM pays certain fees and expenses for sub-administration services to State Street. The portfolios pay certain fees and expenses to State Street for sub-administration services which are not covered by the Management Agreement with TAM or management fees payable thereunder. State Street’s address is One Lincoln Street, Boston, MA 02111.
TAM and the Trust have entered into a Management Agreement with respect to each portfolio under which TAM serves as investment manager performing investment advisory and administrative services for a single management fee.
Investment Manager Compensation
TAM receives compensation calculated daily and paid monthly from the portfolios, at the annual rates indicated below. TAM pays the sub-advisers their sub-advisory fees out of its management fees.
Portfolio Name	Percentage of Average Daily Net Assets
Transamerica 60/40 Allocation VP(1)	0.30% of the first $1 billion 0.28% in excess of $1 billion
Transamerica Aegon Bond VP	0.51% of the first $500 million 0.49% over $500 million up to $1 billion 0.48% over $1 billion up to $1.5 billion 0.475% in excess of $1.5 billion
Transamerica Aegon Core Bond VP	0.42% of the first $1 billion 0.38% over $1 billion up to $2 billion 0.365% over $2 billion up to $3.5 billion 0.36% over $3.5 billion up to $5 billion 0.355% in excess of $5 billion
Transamerica Aegon High Yield Bond VP	0.554% of the first $1.25 billion 0.544% over $1.25 billion to $2 billion 0.52% in excess of $2 billion
Transamerica Aegon Sustainable Equity Income VP	0.663% of the first $500 million 0.58% over $500 million up to $1 billion 0.55% over $1 billion up to $1.5 billion 0.53% in excess of $1.5 billion
Transamerica Aegon U.S. Government Securities VP	0.55% of the first $500 million 0.51% over $500 million up to $1.5 billion 0.50% in excess of $1.5 billion
Transamerica American Funds Managed Risk VP
0.53% of the first $2 billion
0.52% over $2 billion up to $4 billion
0.50% over $4 billion up to $6 billion
0.49% over $6 billion up to $8 billion
0.48% over $8 billion up to $10 billion
0.46% in excess of $10 billion

Transamerica BlackRock Government Money Market VP	0.24% of the first $1 billion 0.22% over $1 billion up to $3 billion 0.21% in excess of $3 billion
Transamerica BlackRock iShares Active Asset Allocation – Conservative VP(2)
Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP(2)
Transamerica BlackRock iShares Active Asset Allocation – Moderate VP(2)
Transamerica BlackRock iShares Dynamic Allocation – Balanced VP(2)
Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP(2)

0.50% of the first $500 million
0.49% over $500 million up to $1 billion
0.4725% over $1 billion up to $2.5 billion
0.465% over $2.5 billion up to $3.5 billion
0.4525% over $3.5 billion up to $4.5 billion
0.44% in excess of $4.5 billion

Transamerica BlackRock iShares Edge 40 VP(2) Transamerica BlackRock iShares Edge 50 VP(2) Transamerica BlackRock iShares Edge 75 VP(2) Transamerica BlackRock iShares Edge 100 VP(2)	0.30% of the first $1 billion 0.28% in excess of $1 billion
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Portfolio Name	Percentage of Average Daily Net Assets
Transamerica BlackRock Real Estate Securities VP	0.77% of the first $250 million 0.75% over $250 million up to $500 million 0.70% over $500 million up to $750 million 0.68% in excess of $750 million
Transamerica BlackRock Tactical Allocation VP	0.13% of the first $1 billion 0.11% over $1 billion up to $2 billion 0.105% over $2 billion up to $3 billion 0.10% in excess of $3 billion
Transamerica Goldman Sachs 70/30 Allocation VP
0.104% of the first $1 billion
0.0975% over $1 billion up to $3 billion
0.0925% over $3 billion up to $5 billion
0.085% over $5 billion up to $7 billion
0.080% over $7 billion up to $9 billion
0.0725% in excess of $9 billion

Transamerica Goldman Sachs Managed Risk – Balanced ETF VP Transamerica Goldman Sachs Managed Risk – Conservative ETF VP Transamerica Goldman Sachs Managed Risk – Growth ETF VP
0.34% of the first $50 million
0.32% over $50 million up to $250 million
0.30% over $250 million up to $5 billion
0.29% over $5 billion up to $7 billion
0.2875% over $7 billion up to $9 billion
0.28% in excess of $9 billion

Transamerica Great Lakes Advisors Large Cap Value VP	0.594% of the first $1 billion 0.58% over $1 billion up to $2 billion 0.56% over $2 billion up to $3 billion 0.54% in excess of $3 billion
Transamerica International Focus VP	0.77% of the first $500 million 0.76% over $500 million up to $1 billion 0.71% over $1 billion up to $2 billion 0.695% over $2 billion up to $3 billion 0.68% in excess of $3 billion
Transamerica Janus Balanced VP	0.735% of the first $250 million 0.705% over $250 million up to $500 million 0.65% over $500 million up to $1 billion 0.63% in excess of $1 billion
Transamerica Janus Mid-Cap Growth VP	0.805% of the first $500 million 0.77% over $500 million up to $1 billion 0.75% in excess of $1 billion
Transamerica JPMorgan Asset Allocation – Conservative VP
Transamerica JPMorgan Asset Allocation – Growth VP
Transamerica JPMorgan Asset Allocation – Moderate Growth VP
Transamerica JPMorgan Asset Allocation – Moderate VP
0.1225% of the first $10 billion 0.1025% in excess of $10 billion
Transamerica JPMorgan Enhanced Index VP	0.60% of the first $1 billion 0.59% over $1 billion up to $2 billion 0.56% over $2 billion up to $3 billion 0.52% over $3 billion up to $4 billion 0.46% in excess of $4 billion
Transamerica JPMorgan International Moderate Growth VP	0.1225% of the first $10 billion 0.1025% in excess of $10 billion
Transamerica JPMorgan Mid Cap Value VP	0.88% of the first $100 million 0.83% over $100 million up to $550 million 0.79% over $550 million up to $750 million 0.77% over $750 million up to $1 billion 0.76% in excess of $1 billion
Transamerica JPMorgan Tactical Allocation VP	0.73% of the first $500 million 0.705% over $500 million up to $750 million 0.68% over $750 million up to $1.5 billion 0.67% over $1.5 billion up to $2.5 billion 0.65% in excess of $2.5 billion
Transamerica Madison Diversified Income VP	0.73% of the first $500 million 0.70% over $500 million up to $1 billion 0.68% in excess of $1 billion
Transamerica Market Participation Strategy VP	0.68% of the first $500 million 0.65% over $500 million up to $1 billion 0.62% over $1 billion up to $1.5 billion 0.60% in excess of $1.5 billion
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Portfolio Name	Percentage of Average Daily Net Assets
Transamerica Morgan Stanley Capital Growth VP
0.755% of the first $750 million
0.715% over $750 million up to $1.5 billion
0.645% over $1.5 billion up to $3 billion
0.63% over $3 billion up to $5 billion
0.57% over $5 billion up to $7 billion
0.55% in excess of $7 billion

Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP
0.20% of the first $2 billion
0.19% over $2 billion up to $4 billion
0.18% over $4 billion up to $6 billion
0.17% over $6 billion up to $8 billion
0.16% over $8 billion up to $10 billion
0.15% in excess of $10 billion

Transamerica Morgan Stanley Global Allocation VP(3)	0.66% of the first $500 million 0.65% over $500 million up to $750 million 0.64% over $750 million up to $1 billion 0.63% over $1 billion up to $3 billion 0.59% in excess of $3 billion
Transamerica MSCI EAFE Index VP	0.11%
Transamerica Multi-Managed Balanced VP
0.61% of the first $500 million
0.59% over $500 million up to $1 billion
0.56% over $1 billion up to $1.5 billion
0.55% over $1.5 billion up to $2 billion
0.52% over $2 billion up to $5 billion
0.50% in excess of $5 billion

Transamerica PIMCO Tactical – Balanced VP	0.81% of the first $250 million 0.80% over $250 million up to $750 million 0.79% over $750 million up to $1.5 billion 0.76% in excess of $1.5 billion
Transamerica PIMCO Tactical – Conservative VP	0.79% of the first $750 million 0.78% over $750 million up to $1.5 billion 0.75% in excess of $1.5 billion
Transamerica PIMCO Tactical – Growth VP	0.82% of the first $250 million 0.81% over $250 million up to $750 million 0.79% over $750 million up to $1.5 billion 0.76% in excess of $1.5 billion
Transamerica PineBridge Inflation Opportunities VP	0.49% of the first $250 million 0.43% over $250 million up to $1 billion 0.38% in excess of $1 billion
Transamerica ProFund UltraBear VP	0.88% of the first $250 million 0.83% over $250 million up to $750 million 0.78% in excess of $750 million
Transamerica S&P 500 Index VP	0.08%
Transamerica Small/Mid Cap Value VP
0.79% of the first $100 million
0.78% over $100 million up to $350 million
0.77% over $350 million up to $500 million
0.75% over $500 million up to $750 million
0.745% over $750 million up to $1 billion
0.69% over $1 billion up to $1.5 billion
0.68% over $1.5 billion up to $2 billion
0.67% in excess of $2 billion

Transamerica T. Rowe Price Small Cap VP	0.78% of the first $1 billion 0.77% over $1 billion up to $1.5 billion 0.76% in excess of $1.5 billion
Transamerica TS&W International Equity VP
0.77% of the first $250 million
0.74% over $250 million up to $1 billion
0.72% over $1 billion up to $2 billion
0.69% over $2 billion up to $6 billion
0.68% over $6 billion up to $8 billion
0.66% in excess of $8 billion

Transamerica WMC US Growth VP
0.68% of the first $500 million
0.67% over $500 million up to $800 million
0.6575% over $800 million up to $1 billion
0.613% over $1 billion up to $2 billion
0.605% over $2 billion up to $3 billion
0.59% over $3 billion up to $4 billion
0.575% over $4 billion up to $5 billion
0.57% over $5 billion up to $7 billion
0.55% in excess of $7 billion

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(1) TAM has contractually agreed to waive 0.18% of its management fee through May 1, 2024.
(2) BlackRock Investment Management, LLC (“BlackRock”), the portfolios’ sub-adviser, has voluntarily agreed to waive its sub-advisory fees for so long as BlackRock is the sub-adviser to the portfolio and the portfolio invests all or substantially all (meaning 80% or more) of its net assets (excluding cash and cash equivalents) in the underlying exchange-traded funds sponsored or advised by BlackRock or its affiliates. TAM has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by BlackRock. Amounts waived by TAM under this contractual arrangement are not subject to recapture by TAM.
(3) The Subsidiary has entered into a separate contract with TAM for the management of the Subsidiary portfolio pursuant to which the Subsidiary pays TAM a fee that is the same, as a percentage of net assets, as the management fee of the portfolio. TAM has contractually agreed to waive a portion of the portfolio’s management fee in an amount equal to the management fee paid to TAM by the Subsidiary. This management fee waiver may not be discontinued by TAM as long as its contract with the Subsidiary is in place.
The following tables set forth the total amounts the portfolios paid to TAM (after waivers/expense reimbursements and recapture), Management Fees Waived/Expenses Reimbursed by TAM to the portfolios, and Management Fees Recaptured by TAM from the portfolios, if any, for the last three fiscal years.
Portfolio Name	Management Fees (after waivers/expense reimbursements and recapture)			Management Fees Waived/Expenses Reimbursed
	2022	2021	2020	2022	2021	2020
Transamerica 60/40 Allocation VP	$59,731	$60,103	$53,359	$89,597	$90,155	$59,308
Transamerica Aegon Bond VP	$9,511,189	$12,980,052	$14,011,211	$-	-	-
Transamerica Aegon Core Bond VP	$1,961,012	$2,341,428	$2,389,930	$-	-	-
Transamerica Aegon High Yield Bond VP	$1,151,576	$1,418,952	$1,340,739	$-	-	-
Transamerica Aegon Sustainable Equity Income VP	$3,746,269	$4,480,659	$4,484,494	$-	-	-
Transamerica Aegon U.S. Government Securities VP	$1,947,846	$1,940,339	$2,689,568	$-	-	-
Transamerica American Funds Managed Risk VP	$5,072,024	$5,790,087	$5,330,424	$-	-	-
Transamerica BlackRock Government Money Market VP	$1,722,619	$79,360	$932,476	$298,520	$1,845,639	$1,069,312
Transamerica BlackRock iShares Active Asset Allocation – Conservative VP	$1,211,224	$1,816,631	$1,938,917	$140,193	$27,679	-
Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP	$1,756,656	$2,661,407	$2,880,242	$203,281	$41,051	-
Transamerica BlackRock iShares Active Asset Allocation – Moderate VP	$4,566,933	$6,755,527	$7,070,788	$535,926	$106,599	-
Transamerica BlackRock iShares Dynamic Allocation – Balanced VP	$3,754,977	$5,622,375	$5,971,393	$438,648	$85,763	-
Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP	$1,662,745	$2,531,884	$2,648,728	$192,437	$38,271	-
Transamerica BlackRock iShares Edge 40 VP	$689,591	$861,525	$840,341	$137,918	$172,305	$168,068
Transamerica BlackRock iShares Edge 50 VP	$1,175,500	$1,297,978	$992,387	$235,100	$259,596	$198,478
Transamerica BlackRock iShares Edge 75 VP	$452,352	$529,053	$444,886	$90,470	$105,811	$84,416
Transamerica BlackRock iShares Edge 100 VP	$220,909	$255,380	$185,048	$43,797	$48,947	$42,224
Transamerica BlackRock Real Estate Securities VP	$5,462,565	$5,373,667	$4,243,700	$-	-	-
Transamerica BlackRock Tactical Allocation VP	$1,354,378	$1,671,389	$1,655,127	$-	-	-
Transamerica Goldman Sachs 70/30 Allocation VP	$(40,968)	$(33,697)	$(36,156)	$45,282	$37,766	$38,362
Transamerica Goldman Sachs Managed Risk – Balanced ETF VP	$13,793,567	$16,975,862	$16,909,389	$4,165	$5,001	$5,000
Transamerica Goldman Sachs Managed Risk – Conservative ETF VP	$1,676,463	$2,078,268	$2,178,233	$4,165	$5,000	$5,000
Transamerica Goldman Sachs Managed Risk – Growth ETF VP	$6,390,836	$7,875,170	$7,705,610	$4,165	$5,000	$5,000
Transamerica Great Lakes Advisors Large Cap Value VP	$312,202	$292,755	$103,897	$-	$6,379	$13,140
Transamerica International Focus VP	$3,010,883	$3,925,407	$3,522,580	$-	-	-
Transamerica Janus Balanced VP	$7,408,241	$8,966,768	$8,066,805	$-	-	-
Transamerica Janus Mid-Cap Growth VP	$7,818,334	$9,613,231	$7,978,281	$-	-	-
Transamerica JPMorgan Asset Allocation – Conservative VP	$1,288,538	$1,636,154	$1,585,403	$-	-	-
Transamerica JPMorgan Asset Allocation – Growth VP	$1,192,687	$1,520,956	$1,178,507	$-	-	-
Transamerica JPMorgan Asset Allocation – Moderate Growth VP	$4,891,295	$6,146,984	$5,480,686	$-	-	-
Transamerica JPMorgan Asset Allocation – Moderate VP	$7,278,587	$8,965,918	$8,048,852	$-	-	-
Transamerica JPMorgan Enhanced Index VP	$12,083,773	$11,899,975	$10,614,764	$-	-	-
Transamerica JPMorgan International Moderate Growth VP	$600,320	$783,355	$712,457	$-	-	-
Transamerica JPMorgan Mid Cap Value VP	$4,224,472	$4,585,878	$3,411,675	$-	-	-
Transamerica JPMorgan Tactical Allocation VP	$8,547,064	$10,286,755	$9,768,210	$-	-	-
Transamerica Madison Diversified Income VP	$1,115,349	$1,441,026	$1,311,931	$-	-	-
Transamerica Market Participation Strategy VP	$2,579,435	$3,163,189	$2,963,336	$-	-	-
Transamerica Morgan Stanley Capital Growth VP	$9,122,024	$20,700,139	$16,560,198	$182,436	-	-
Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP	$428,431	$575,004	$589,231	$85,960	$50,381	$76,104
Transamerica Morgan Stanley Global Allocation VP	$7,818,197	$9,941,665	$9,855,045	$1,173,867	$926,245	$495,709
Transamerica MSCI EAFE Index VP	$(144,859)	$(34,269)	$(141,396)	$227,443	$117,838	$236,271
Transamerica Multi-Managed Balanced VP	$9,685,767	$11,433,592	$10,513,457	$-	-	-
Transamerica PIMCO Tactical – Balanced VP	$3,469,074	$4,491,732	$4,608,715	$-	-	-
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Portfolio Name	Management Fees (after waivers/expense reimbursements and recapture)			Management Fees Waived/Expenses Reimbursed
	2022	2021	2020	2022	2021	2020
Transamerica PIMCO Tactical – Conservative VP	$1,760,506	$2,266,589	$2,335,721	$-	-	-
Transamerica PIMCO Tactical – Growth VP	$2,436,283	$3,114,966	$3,119,882	$-	-	-
Transamerica PineBridge Inflation Opportunities VP	$790,635	$806,854	$884,228	$-	-	-
Transamerica ProFund UltraBear VP	$194,569	$42,869	$131,930	$12,473	$32,956	$19,008
Transamerica S&P 500 Index VP	$442,486	$435,236	$176,833	$15,387	$19,895	$63,588
Transamerica Small/Mid Cap Value VP	$4,380,547	$4,882,232	$3,670,357	$-	-	-
Transamerica T. Rowe Price Small Cap VP	$5,178,786	$8,071,925	$7,669,555	$-	-	-
Transamerica TS&W International Equity VP	$1,304,901	$1,577,175	$1,304,441	$-	-	-
Transamerica WMC US Growth VP	$21,650,585	$26,598,690	$23,109,828	$-	-	-

Portfolio Name	Management Fees Recaptured
	2022	2021	2020
Transamerica 60/40 Allocation VP	-	-	$13,819
Transamerica Aegon Bond VP	-	-	-
Transamerica Aegon Core Bond VP	-	-	-
Transamerica Aegon High Yield Bond VP	-	-	-
Transamerica Aegon Sustainable Equity Income VP	-	-	-
Transamerica Aegon U.S. Government Securities VP	-	-	-
Transamerica American Funds Managed Risk VP	-	-	-
Transamerica BlackRock Government Money Market VP	-	-	$79,550
Transamerica BlackRock iShares Active Asset Allocation – Conservative VP	-	-	-
Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP	-	-	-
Transamerica BlackRock iShares Active Asset Allocation – Moderate VP	-	-	-
Transamerica BlackRock iShares Dynamic Allocation – Balanced VP	-	-	-
Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP	-	-	-
Transamerica BlackRock iShares Edge 40 VP	-	-	-
Transamerica BlackRock iShares Edge 50 VP	-	-	-
Transamerica BlackRock iShares Edge 75 VP	-	-	$33,975
Transamerica BlackRock iShares Edge 100 VP	$1,926	$11,025	$2,600
Transamerica BlackRock Real Estate Securities VP	-	-	-
Transamerica BlackRock Tactical Allocation VP	-	-	-
Transamerica Goldman Sachs 70/30 Allocation VP	$250	$927	$1,349
Transamerica Goldman Sachs Managed Risk – Balanced ETF VP	-	-	-
Transamerica Goldman Sachs Managed Risk – Conservative ETF VP	-	-	-
Transamerica Goldman Sachs Managed Risk – Growth ETF VP	-	-	-
Transamerica Great Lakes Advisors Large Cap Value VP	-	$73,534	$7,716
Transamerica International Focus VP	-	-	-
Transamerica Janus Balanced VP	-	-	-
Transamerica Janus Mid-Cap Growth VP	-	-	-
Transamerica JPMorgan Asset Allocation – Conservative VP	-	-	-
Transamerica JPMorgan Asset Allocation – Growth VP	-	-	-
Transamerica JPMorgan Asset Allocation – Moderate Growth VP	-	-	-
Transamerica JPMorgan Asset Allocation – Moderate VP	-	-	-
Transamerica JPMorgan Enhanced Index VP	-	-	-
Transamerica JPMorgan International Moderate Growth VP	-	-	-
Transamerica JPMorgan Mid Cap Value VP	-	-	-
Transamerica JPMorgan Tactical Allocation VP	-	-	-
Transamerica Madison Diversified Income VP	-	-	-
Transamerica Market Participation Strategy VP	-	-	-
Transamerica Morgan Stanley Capital Growth VP	$162,924	-	-
Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP	$8,981	$16,378	$28,249
Transamerica Morgan Stanley Global Allocation VP	-	-	-
Transamerica MSCI EAFE Index VP	7,269	$2,722	$38,663
Transamerica Multi-Managed Balanced VP	-	-	-
Transamerica PIMCO Tactical – Balanced VP	-	-	-
Transamerica PIMCO Tactical – Conservative VP	-	-	-
Transamerica PIMCO Tactical – Growth VP	-	-	-
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Portfolio Name	Management Fees Recaptured
	2022	2021	2020
Transamerica PineBridge Inflation Opportunities VP	-	-	-
Transamerica ProFund UltraBear VP	$3,750	$5,264	$752
Transamerica S&P 500 Index VP	$69,803	$75,631	$15,734
Transamerica Small/Mid Cap Value VP	-	-	-
Transamerica T. Rowe Price Small Cap VP	-	-	-
Transamerica TS&W International Equity VP	-	-	-
Transamerica WMC US Growth VP	-	-	-
Expense Limitation
TAM has entered into an expense limitation agreement with the Trust on behalf of certain portfolios, pursuant to which TAM has agreed to implement an expense cap to limit the ordinary operating expenses of one or more share classes of those portfolios. Except for Transamerica Goldman Sachs 70/30 Allocation VP, the expense caps and waived fees and/or reimbursed expenses exclude, as applicable, unless otherwise noted in the prospectus, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, and other expenses not incurred in the ordinary course of the relevant portfolio’s business. For Transamerica Goldman Sachs 70/30 Allocation VP, the expense caps and waived fees and/or reimbursed expenses exclude, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, and other expenses not incurred in the ordinary course of the relevant portfolio’s business. TAM is permitted to recapture amounts waived and/or reimbursed to a class of a portfolio during the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class, but only if, after such recapture, the class’s expense ratio does not exceed the current expense cap or any other lower limit then in effect for the class. These recapture arrangements may be limited or terminated under certain circumstances. The expense limitation agreement continues automatically for one-year terms unless TAM provides written notice to the Trust prior to the end of the then-current term. In addition, the agreement will terminate automatically upon termination of the Management Agreement.
In addition, TAM or any of its affiliates, in addition to any contractual expense limitation arrangements in effect from time to time, may voluntarily waive fees and/or reimburse expenses of one or more classes of Transamerica BlackRock Government Money Market VP to such level(s) as the Trust’s officers may reasonably determine from time to time in an effort to prevent the portfolio’s yield from falling below zero. Any such waiver or expense reimbursement may be discontinued by TAM or its affiliates at any time. TAM is entitled to reimbursement by the applicable class(es) of the portfolio of any amounts so waived and/or reimbursed by TAM or any of its affiliates during the previous 36 months so long as the reimbursement does not cause the class’s effective daily yield to be negative. Any reimbursement of amounts voluntarily waived and/or reimbursed may result in the class’s expenses exceeding the contractual expense cap for the class. TAM or its affiliates may request that financial intermediaries reduce or waive amounts payable to those intermediaries with respect to services rendered to Transamerica BlackRock Government Money Market VP or its shareholders, and those reductions or waivers may reduce the amounts waived and/or reimbursed by TAM under the contractual and/or voluntary waiver arrangements with respect to the portfolio. There is no guarantee that Transamerica BlackRock Government Money Market VP will be able to prevent a negative yield.
The current expense caps for the applicable share classes of the relevant portfolios are listed in the table set forth below. Each expense limitation arrangement cannot be terminated prior to its stated expiration date without the Board of Trustees’ consent.
Portfolio Name	Expense Cap Initial Class*	Expense Cap Service Class	Expiration Date of Expense Cap
Transamerica 60/40 Allocation VP	N/A	0.63%	May 1, 2024
Transamerica Aegon Bond VP	0.72%	0.97%	May 1, 2024
Transamerica Aegon Core Bond VP	0.57%	0.83%	May 1, 2024
Transamerica Aegon High Yield Bond VP	0.70%	0.95%	May 1, 2024
Transamerica Aegon Sustainable Equity Income VP	0.73%	0.98%	May 1, 2024
Transamerica Aegon U.S. Government Securities VP	0.63%	0.88%	May 1, 2024
Transamerica American Funds Managed Risk VP	N/A	0.85%	May 1, 2024
Transamerica BlackRock Government Money Market VP	0.38%	0.63%	May 1, 2024
Transamerica BlackRock iShares Active Asset Allocation – Conservative VP	0.55%	0.80%	May 1, 2024
Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP	0.55%	0.80%	May 1, 2024
Transamerica BlackRock iShares Active Asset Allocation – Moderate VP	0.55%	0.80%	May 1, 2024
Transamerica BlackRock iShares Dynamic Allocation – Balanced VP	0.55%	0.80%	May 1, 2024
Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP	0.55%	0.80%	May 1, 2024
Transamerica BlackRock iShares Edge 40 VP	0.31%	0.56%	May 1, 2024
Transamerica BlackRock iShares Edge 50 VP	N/A	0.56%	May 1, 2024
Transamerica BlackRock iShares Edge 75 VP	N/A	0.56%	May 1, 2024
Transamerica BlackRock iShares Edge 100 VP	N/A	0.56%	May 1, 2024
Transamerica BlackRock Real Estate Securities VP	0.90%	1.15%	May 1, 2024
Transamerica BlackRock Tactical Allocation VP	0.21%	0.46%	May 1, 2024
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Portfolio Name	Expense Cap Initial Class*	Expense Cap Service Class	Expiration Date of Expense Cap
Transamerica Goldman Sachs 70/30 Allocation VP	N/A	1.15%	May 1, 2024
Transamerica Goldman Sachs Managed Risk – Balanced ETF VP	0.37%	0.62%	May 1, 2024
Transamerica Goldman Sachs Managed Risk – Conservative ETF VP	0.37%	0.62%	May 1, 2024
Transamerica Goldman Sachs Managed Risk – Growth ETF VP	0.37%	0.62%	May 1, 2024
Transamerica Great Lakes Advisors Large Cap Value VP	0.95%	1.04%	May 1, 2024
Transamerica International Focus VP	0.88%	1.13%	May 1, 2024
Transamerica Janus Balanced VP	0.81%	1.05%	May 1, 2024
Transamerica Janus Mid-Cap Growth VP	0.88%	1.13%	May 1, 2024
Transamerica JPMorgan Asset Allocation – Conservative VP	0.20%	0.45%	May 1, 2024
Transamerica JPMorgan Asset Allocation – Growth VP	0.20%	0.45%	May 1, 2024
Transamerica JPMorgan Asset Allocation – Moderate Growth VP	0.20%	0.45%	May 1, 2024
Transamerica JPMorgan Asset Allocation – Moderate VP	0.20%	0.45%	May 1, 2024
Transamerica JPMorgan Enhanced Index VP	0.67%	0.92%	May 1, 2024
Transamerica JPMorgan International Moderate Growth VP	0.21%	0.46%	May 1, 2024
Transamerica JPMorgan Mid Cap Value VP	0.93%	1.17%	May 1, 2024
Transamerica JPMorgan Tactical Allocation VP	0.82%	1.07%	May 1, 2024
Transamerica Madison Diversified Income VP	0.84%	1.09%	May 1, 2024
Transamerica Market Participation Strategy VP	0.82%	1.07%	May 1, 2024
Transamerica Morgan Stanley Capital Growth VP	0.76%	1.01%	May 1, 2024
Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP	0.22%	0.47%	May 1, 2024
Transamerica Morgan Stanley Global Allocation VP	0.81%	1.06%	May 1, 2024
Transamerica MSCI EAFE Index VP	0.18%	0.43%	May 1, 2024
Transamerica Multi-Managed Balanced VP	0.75%	1.00%	May 1, 2024
Transamerica PIMCO Tactical – Balanced VP	0.91%	1.16%	May 1, 2024
Transamerica PIMCO Tactical – Conservative VP	0.92%	1.17%	May 1, 2024
Transamerica PIMCO Tactical – Growth VP	0.94%	1.19%	May 1, 2024
Transamerica PineBridge Inflation Opportunities VP	0.63%	0.88%	May 1, 2024
Transamerica ProFund UltraBear VP	0.98%	1.23%	May 1, 2024
Transamerica S&P 500 Index VP	0.14%	0.39%	May 1, 2024
Transamerica Small/Mid Cap Value VP	0.88%	1.13%	May 1, 2024
Transamerica T. Rowe Price Small Cap VP	0.93%	1.18%	May 1, 2024
Transamerica TS&W International Equity VP	0.92%	1.17%	May 1, 2024
Transamerica WMC US Growth VP	0.74%	0.99%	May 1, 2025
* The portfolios have not been charged and have not paid any 12b-1 fees with respect to Initial Class shares, and will not be charged or pay any 12b-1 fees on Initial Class shares through May 1, 2024.
Organization and Management of the Subsidiary (Transamerica Morgan Stanley Global Allocation VP)*
As discussed in “Other Investment Policies and Practices of the Portfolios” above, Transamerica Morgan Stanley Global Allocation VP may invest up to 25% of its total assets in its Subsidiary. The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Limited, Cayman Islands. The Subsidiary’s affairs are overseen by a board consisting of one director, Marijn P. Smit. Mr. Smit is also a trustee and his biography is listed above.
The Subsidiary has entered into a separate investment management agreement with TAM, and TAM has entered into a sub-advisory agreement with the applicable sub-adviser. Each management and sub-advisory agreement will continue in effect for two years, and thereafter shall continue in effect from year to year provided such continuance is specifically approved at least annually (i) by the Trustees of the portfolio or by a majority of the outstanding voting securities of the portfolio (as defined in the 1940 Act), and (ii) in either event, by a majority of the Independent Trustees of the portfolio, with such Independent Trustees casting votes in person at a meeting called for such purpose. The Trustees’ approval of and the terms, continuance and termination of the management and sub-advisory agreements are governed by the 1940 Act.
Under its investment management agreement, the Subsidiary will pay a management fee to TAM with respect to the assets invested in the Subsidiary that is the same, as a percentage of net assets, as the management fee paid by its parent fund. Under the sub-advisory agreement, TAM will pay the sub-adviser a sub-advisory fee with respect to the assets invested in the Subsidiary that is the same, as a percentage of net assets, as the sub-advisory fee paid by TAM with respect to the parent fund. TAM has contractually agreed to waive its management fee with respect to the portfolio in an amount equal to the management fee paid by the Subsidiary.
* Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP may also invest indirectly in the Subsidiary.
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Conflicts of Interest
TAM and its affiliates, directors, officers, employees and personnel (collectively, for purposes of this section, “Transamerica”), including the entities and personnel who may be involved in the management, operations or distribution of the portfolios, are engaged in a variety of businesses and have interests other than those related to managing the portfolios. Transamerica is a diversified global financial services company with many lines of business providing a wide range of financial services to a sizeable and diversified client base. The broad range of activities and interests of Transamerica gives rise to actual, potential and perceived conflicts of interest that could affect the portfolios and their shareholders.
Certain actual and potential conflicts of interest are described below. This is not, and is not intended to be, a complete enumeration or description of all the actual and potential conflicts that Transamerica has now or may have in the future. Additional or unanticipated conflicts of interest may arise from time to time in the ordinary course of Transamerica’s various businesses.
TAM and the portfolios have adopted practices, policies and procedures that are intended to identify, manage and, where possible, mitigate conflicts of interest. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures may limit or restrict the portfolios’ investment activities and adversely affect their performance.
Activities on Behalf of Other Funds and Accounts
Transamerica manages or advises other funds and products in addition to the portfolios, including Transamerica’s own accounts and accounts in which Transamerica or its personnel have an interest (collectively, the “Other Accounts”). In some cases, Transamerica oversees sub-advisers who provide day-to-day investment advice and recommendations with respect to the Other Accounts, and in other cases Transamerica itself performs all aspects of the day-to-day management. Certain Other Accounts have investment objectives similar to, the same as or opposite to those of the portfolios and/or engage in transactions in the same types of securities or other instruments, sectors or strategies as the portfolios. Such transactions could affect the prices and availability of the securities and instruments in which a portfolio invests, particularly in circumstances where there is limited availability or liquidity for those investments, and could have an adverse impact on the portfolio’s performance. Other Accounts may buy or sell positions while the portfolios are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the portfolios. A position taken by Transamerica, on behalf of one or more Other Accounts, may be contrary to a position taken on behalf of a portfolio or may be adverse to a company or issuer in which the portfolio has invested. A portfolio on the one hand, and Transamerica or Other Accounts, on the other hand, may vote differently on matters affecting, or take or refrain from taking different actions with respect to, the same security, which are disadvantageous to the portfolio. The results of the investment activities of a portfolio may differ significantly from the results achieved for other funds and Other Accounts. Transamerica may give advice, and take action, with respect to any current or future portfolios or Other Accounts that may compete or conflict with advice TAM may give to, or actions TAM may take for, a particular portfolio. Transamerica may receive more compensation with respect to certain other portfolios and Other Accounts than that received with respect to a portfolio or may receive compensation based on the performance of certain Other Accounts. Transamerica personnel may have greater economic and other interests in certain other portfolios or Other Accounts promoted or managed by such personnel as compared to a particular portfolio.
Selection of Service Providers
TAM and certain of its affiliates provide services including investment management, administration, investment sub-advisory, shareholder servicing, distribution, and transfer agency services to the portfolios and Other Accounts and earn fees from these relationships. TAM and its affiliates face conflicts of interest when the portfolios and Other Accounts select affiliated service providers because TAM and/or its affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on portfolio performance and TAM and its affiliates as service providers will still receive significant compensation from the portfolios and Other Accounts even if shareholders lose money.
The portfolios expect to engage unaffiliated service providers (including attorneys and consultants) that in certain cases also provide services to Transamerica or Other Accounts or that hire Transamerica to provide services to the service providers’ clients. These service providers may have business, financial or other relationships with Transamerica (including its personnel), which may influence TAM’s recommendation of these service providers for the portfolios.
Sales Incentives and Relationships
Transamerica and other financial service providers have conflicts associated with their promotion of the portfolios or other dealings with the portfolios that would create incentives for them to promote the portfolios. Transamerica will directly or indirectly receive a portion of the fees and/or commissions charged to the portfolios or their shareholders. Transamerica will also benefit from increased amounts of assets under management. These compensation matters create a financial incentive on the part of Transamerica to highlight, feature or recommend the portfolios over other accounts or products or to effect transactions differently in the portfolios as compared to other accounts or products. Transamerica has an interest in increasing portfolio assets, including in circumstances when that may not be in the portfolios’ or their shareholders’ interests.
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Transamerica and its personnel have relationships (both involving and not involving the portfolios) with distributors, consultants and others who sell or recommend the portfolios or Other Accounts. Such distributors, consultants and other parties may receive compensation from Transamerica and/or the portfolios or Other Accounts in connection with such relationships. Those parties (or their affiliates) in certain cases act as sub-adviser or other service provider to the portfolios or Other Accounts. As a result of these relationships, distributors, consultants and other parties have conflicts that create incentives for them to promote the portfolios or Other Accounts, and TAM has a disincentive to recommend the termination of applicable sub-advisers and other service providers.
Transamerica and/or the portfolios’ sub-advisers (or their affiliates), out of their past profits and other available sources, provide cash payments or non-cash compensation to brokers and other financial intermediaries to promote the distribution of the portfolios and Other Accounts or the variable insurance contracts that invest in certain Other Accounts. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the portfolios, the Other Accounts or variable insurance contracts that invest in the Other Accounts, at least in part, based on the level of compensation paid. Revenue sharing payments benefit Transamerica to the extent the payments result in more assets being invested in the portfolios, Other Accounts or the variable insurance contracts that invest in the Other Accounts on which fees are being charged. Certain portfolio sub-advisers (or their affiliates) make revenue sharing payments to Transamerica in connection with investments by holders of variable insurance contracts and other retirement products in portfolios advised by the sub-adviser (or its affiliates) that are offered in Transamerica insurance and retirement products. Certain sub-advisers (or their affiliates) have portfolios that are offered in these products which make Rule 12b-1 and/or other payments to Transamerica. Certain portfolio sub-advisers (or their affiliates) also make revenue sharing payments to Transamerica for their participation in functions, events and meetings sponsored by Transamerica. These payments present certain conflicts of interest and provide a disincentive for TAM to recommend the termination of such sub-advisers.
Transamerica Insurance Companies
The portfolios are offered as investment options through variable insurance contracts offered and sold by Transamerica insurance companies. The performance of certain portfolios and Other Accounts impacts Transamerica’s financial exposure under guarantees that the Transamerica insurance companies provide as issuers of the variable insurance contracts. TAM’s investment decisions and the design of the applicable portfolios and Other Accounts may be influenced by these factors. For example, a portfolio or Other Account being managed or designed in a more conservative fashion may help reduce potential losses and/or mitigate financial risks to the Transamerica insurance companies that provide the guarantees, and facilitate the provision of those guaranteed benefits, including by making more predictable the costs of the guarantees and by reducing the capital needed to provide them.
Certain non-public portfolio holdings and certain analytical information and algorithm and trade data concerning certain portfolios and Other Accounts is disclosed to the Transamerica insurance companies solely to allow them to hedge their obligations under the variable insurance contracts. This information may only be provided in accordance with procedures approved by the portfolios’ Board of Trustees governing the sharing of such information with the Transamerica insurance companies.
Transamerica Asset Allocation Portfolio Allocations
TAM serves as investment manager to and is responsible for all aspects of the day-to-day investment advice and management of certain portfolios and Other Accounts which operate as funds of funds that invest in affiliated underlying portfolios and/or Other Accounts, and TAM is subject to conflicts of interest in allocating the funds of funds’ assets among the underlying portfolios or Other Accounts. For certain portfolios and Other Accounts that operate as funds of funds, TAM has hired a sub-adviser and benefits when the sub-adviser allocates the funds of funds’ or Other Accounts’ assets to an affiliated fund. TAM has established an investment program for certain portfolios and Other Accounts that operate as funds of funds whereby all or a substantial portion of the fund of funds’ assets are invested in affiliated portfolios and/or Other Accounts. This means that for such funds of funds TAM or a fund of funds’ sub-adviser, as applicable, does not, nor does it expect to, consider unaffiliated funds as underlying investment options for these portfolios and Other Accounts, even if unaffiliated portfolios have better investment performance or lower total expenses.
TAM will receive more revenue when it or a sub-adviser selects an affiliated portfolio rather than an unaffiliated portfolio for inclusion in a fund of funds. This conflict provides an incentive for TAM to include affiliated portfolios and Other Accounts as investment options for funds of funds and, when making the underlying fund selections, to cause investments by funds of funds in affiliated portfolios and/or Other Accounts that may perform less well or have higher total expenses than unaffiliated funds. The inclusion of affiliated portfolios and/or Other Accounts will also permit TAM and/or the sub-adviser to make increased revenue sharing payments, including to Transamerica. TAM has an incentive for a portfolio or Other Account’s assets to be allocated to those underlying portfolios or Other Accounts for which the net management fees payable to TAM are higher than the fees payable by other underlying portfolios or Other Accounts or to those underlying portfolios or Other Accounts for which an affiliate of TAM serves as the sub-adviser. TAM also has an incentive for a portfolio or Other Account’s assets to be allocated to subscale underlying portfolios or Other Accounts to provide scale and reduce amounts waived and/or reimbursed by TAM to maintain applicable expense caps. Sub-advisers to certain funds of funds that are portfolios and certain funds of funds
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that are Other Accounts also have conflicts of interest in allocating the funds of funds’ assets among underlying portfolios and/or Other Accounts, including where the sub-adviser (or its affiliate) acts as investment adviser or sub-adviser to available underlying portfolios and/or Other Accounts. TAM Compliance monitors allocation changes by the funds of funds.
Portfolio Structuring and Changes
TAM may have a financial incentive to implement certain changes to the portfolios or Other Accounts. For example, TAM may, from time to time, recommend a change in sub-adviser or the combination of two or more portfolios. Transamerica will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a portfolio or Other Account having a higher net management fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. Any recommendation to the portfolios’ Board of Trustees concerning the appointment of or continued service of an affiliated sub-adviser for a fund, or a portfolio combination, is subject to TAM’s fiduciary duty to act in the best interests of a portfolio and its shareholders. Moreover, TAM’s “manager of managers” exemptive order from the SEC requires portfolio shareholder approval of any sub-advisory agreement appointing an affiliated sub-adviser as the sub-adviser to a portfolio (in the case of a new fund, the initial sole shareholder of the fund, typically an affiliate of Transamerica, may provide this approval).
Aggregation of Assets
The aggregation of assets of multiple portfolios and/or Other Accounts for purposes of calculating breakpoints or discounts in sub-advisory fees based on the level of assets allocated to a sub-adviser across portfolios and/or Other Accounts or otherwise, as applicable, give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the portfolios and their shareholders. This aggregation of assets creates an incentive for TAM to select and retain sub-advisers, or allocate additional assets to a sub-adviser, where the selection or allocation may serve to lower a sub-advisory fee and possibly increase the management fee retained by TAM on a portfolio and provides a disincentive for TAM to recommend the termination of a sub-adviser from a portfolio if the termination will cause the sub-advisory fee payable by TAM to increase on a portfolio and/or Other Account that aggregates its assets with the portfolio or if the assets of the portfolio are counted as part of a sub-advisory fee discount arrangement.
Valuation of Investments
TAM has been designated as the portfolios’ valuation designee with responsibility for fair valuation subject to oversight by the portfolios' Board of Trustees. TAM’s service as valuation designee is expressly permitted by applicable regulations. TAM performs such valuation services in accordance with valuation policies and procedures of the portfolios and TAM. TAM may value an identical asset differently than a Transamerica affiliate. This is particularly the case in respect of difficult-to-value assets. TAM faces a conflict with respect to valuations generally because of their effect on TAM’s fees and other compensation. Valuation decisions by TAM may also result in improved performance of the portfolios or Other Accounts.
Other Relationships and Benefits
Transamerica has existing and may have potential future other business dealings or relationships with current or proposed sub-advisers or other portfolio service providers (or their affiliates) recommended by TAM. Such other business dealings or relationships present conflicts of interest that could influence TAM’s selection and retention or termination of sub-advisers or service providers. For example, TAM has an incentive to hire as a sub-adviser or other service provider an entity with which TAM or one or more of its affiliates have, or would like to have, significant or other business dealings or arrangements, and TAM has a disincentive to recommend the termination of such a sub-adviser or service provider when doing so could be adverse to Transamerica’s relationships or other business dealings with such parties.
TAM and/or its affiliates also derive ancillary benefits from providing investment management, administration, investment sub-advisory, shareholder servicing, distribution, and transfer agency services to the portfolios and Other Accounts. Providing such services to the portfolios and Other Accounts may enhance TAM’s and/or its affiliates’ relationships with various parties, facilitate additional business development, and enable TAM and/or its affiliates to obtain additional business and generate additional revenue.
In recognition of the revenue it earns from investment by the Transamerica BlackRock iShares Allocation portfolios and the Transamerica BlackRock iShares Edge portfolios in underlying iShares ETFs, BlackRock has agreed to waive, with respect to each Transamerica BlackRock iShares Allocation portfolio and Transamerica BlackRock iShares Edge portfolio, all of the sub-advisory fees to be paid by TAM for so long as the portfolio invests all or substantially all (meaning 80% or more) of its net assets (excluding cash and cash equivalents) in underlying ETFs sponsored or advised by BlackRock or its affiliates. This arrangement gives rise to actual or potential conflicts of interest. For example, BlackRock has an incentive to allocate a portion of a portfolio’s assets away from BlackRock’s ETFs so as to then be entitled to a sub-advisory fee from TAM. In doing so, however, BlackRock would lose fee revenue earned from a portfolio’s investment in those ETFs. In addition, TAM has an incentive to restrict BlackRock from investing a portfolio’s assets in non-BlackRock funds.
Sub-Advisers
The range of activities, services and interests of a sub-adviser gives rise to actual, potential and/or perceived conflicts of interest that could disadvantage a portfolio and its shareholders. Such conflicts of interest are in some cases similar to and in other cases different from or
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supplement those described above relating to Transamerica. Among other things, a sub-adviser’s portfolio managers may manage multiple portfolios and accounts for multiple clients. In addition to one or more portfolios, these portfolios and accounts may include, for example, other mutual portfolios, separate accounts, collective trusts and offshore portfolios. Managing multiple portfolios and accounts gives rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. A sub-adviser’s portfolio managers may also manage portfolios or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in fee arrangements create an incentive for a portfolio manager to favor higher-fee portfolios or accounts. A sub-adviser and/or their respective affiliates also may derive ancillary benefits from providing investment sub-advisory services to a portfolio and providing such services to a portfolio may enhance the sub-adviser’s and/or applicable affiliate(s)’ relationships with various parties, facilitate additional business development, and enable the sub-adviser and/or affiliate to obtain additional business and generate additional revenue. Please see Appendix B for a further discussion of sub-adviser conflicts of interest.
Sub-Advisers
Each sub-adviser listed below serves, pursuant to a respective Sub-Advisory Agreement between TAM and such respective sub-adviser, on behalf of a portfolio. Pursuant to the Sub-Advisory Agreements, each sub-adviser carries out and effectuates the investment strategy designed for the portfolios by TAM. Subject to review by TAM and the Board of Trustees, the sub-advisers are responsible for the day-to-day investment advice and recommendations for the portfolio(s) TAM assigns to them and for making decisions to buy, sell or hold a particular security. Each sub-adviser bears all of its expenses in connection with the performance of its services under its Sub-Advisory Agreement such as compensating its officers and employees connected with investment and economic research, trading and investment management of the respective portfolio(s) and furnishing them office space.
Each sub-advisory agreement will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the particular portfolio.
Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to those of the portfolios. Securities frequently meet the investment objectives of one or all of these portfolios, the other funds and the private accounts. In such cases, a sub-adviser’s decision to recommend a purchase to one fund or account rather than another is based on a number of factors as set forth in the sub-adviser’s allocation procedures. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.
It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the portfolio(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.
Each sub-adviser is a registered investment adviser under the Investment Advisers Act of 1940. Certain sub-advisers have entered into participating affiliate agreements with certain of their affiliates pursuant to which those affiliates provide services, such as investment advisory and trading services, to the sub-advisers.
In rendering investment sub-advisory services to Transamerica BlackRock Real Estate Securities VP, BlackRock Investment Management, LLC (“BlackRock”) uses the portfolio management research and other resources of BlackRock Investment Management Australia (“BIMA”). BIMA is a foreign (non-U.S.) affiliate of BlackRock that is not registered under the Advisers Act. One or more BIMA employees provide services to the portfolio through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Under the participating affiliate arrangement, BIMA is considered a Participating Affiliate of BlackRock and BIMA and its employees are considered “associated persons” of BlackRock (as that term is defined in the Advisers Act) and one or more investment professionals from BIMA render portfolio management, research and other services to Transamerica BlackRock Real Estate Securities VP, subject to the supervision of BlackRock.
In rendering investment sub-advisory services to Transamerica Morgan Stanley Global Allocation VP, Morgan Stanley Investment Management Inc. (“MSIM”) uses the portfolio management, research and other resources of Morgan Stanley Investment Management (Australia) Pty Limited (“MSIM Australia”). MSIM Australia is a foreign (non-U.S.) affiliate of MSIM that is not registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). One or more MSIM Australia employees provide services to the portfolio
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through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Under the participating affiliate arrangement, MSIM Australia is considered a Participating Affiliate of MSIM, and MSIM Australia and its employees are considered “associated persons” of MSIM (as that term is defined in the Advisers Act) and one or more investment professionals from MSIM Australia render portfolio management, research and other services to Transamerica Morgan Stanley Global Allocation VP, subject to the supervision of MSIM.
Aegon USA Investment Management, LLC, located at 6300 C Street SW, Cedar Rapids, IA 52499, is a registered investment adviser. Aegon USA Investment Management, LLC is a wholly owned, indirect subsidiary of Aegon NV, a Netherlands corporation and publicly traded international insurance group, and is an affiliate of TAM.
Aegon Asset Management UK plc (formerly Kames Capital plc), located at 3 Lochside Crescent, Edinburgh EH12 9SA, is a registered investment adviser. Aegon Asset Management UK plc is a wholly-owned subsidiary of publicly-traded Aegon NV, a Netherlands-based insurer that offers life insurance, corporate pensions, and individual savings and retirement products in Europe, the Americas and Asia, and is an affiliate of TAM.
Sub-Advisory Fees
TAM, not the portfolios, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense. As a matter of administrative convenience, sub-advisory fees may be deducted directly from a portfolio’s bank account, in which case payment to TAM of that portfolio’s management fee would be net of amounts paid to the applicable sub-adviser.
Each sub-adviser receives monthly compensation from TAM at the annual rate of a specified percentage, indicated below, of the applicable portfolio’s average daily net assets:
Portfolio	Sub-Adviser	Sub-Advisory Fees
Transamerica Aegon Bond VP	Aegon USA Investment Management, LLC(1)	0.12% of the first $250 million 0.10% over $250 million up to $500 million 0.08% over $500 million up to $1 billion 0.075% in excess of $1 billion
Transamerica Aegon Core Bond VP	Aegon USA Investment Management, LLC(2)	0.12% of the first $1 billion 0.05% in excess of $1 billion
Transamerica Aegon High Yield Bond VP	Aegon USA Investment Management, LLC(3)	0.35% of the first $20 million 0.24% over $20 million up to $40 million 0.19% over $40 million up to $125 million 0.14% in excess of $125 million
Transamerica Aegon Sustainable Equity Income VP	Aegon Asset Management UK plc(4)	0.20% of the first $200 million 0.15% over $200 million up to $500 million 0.13% in excess of $500 million
Transamerica Aegon U.S. Government Securities VP	Aegon USA Investment Management, LLC	0.15%
Transamerica American Funds Managed Risk VP	Milliman Financial Risk Management LLC(5)
0.15% of the first $2 billion
0.14% over $2 billion up to $4 billion
0.13% over $4 billion up to $6 billion
0.12% over $6 billion up to $8 billion
0.11% over $8 billion up to $10 billion
0.10% in excess of $10 billion

Transamerica BlackRock Government Money Market VP	BlackRock Investment Management, LLC	0.024%
Transamerica BlackRock iShares Active Asset
Allocation – Conservative VP(6)
Transamerica BlackRock iShares Active Asset
Allocation – Moderate Growth VP(6)
Transamerica BlackRock iShares Active Asset
Allocation – Moderate VP(6)
Transamerica BlackRock iShares Dynamic
Allocation – Balanced VP(6)
Transamerica BlackRock iShares Dynamic
Allocation – Moderate Growth VP(6)
BlackRock Investment Management, LLC(7)
0.06% of the first $500 million
0.055% over $500 million up to $1 billion
0.05% over $1 billion up to $2.5 billion
0.045% over $2.5 billion up to $3.5 billion
0.0425% over $3.5 billion up to $4.5 billion
0.04% in excess of $4.5 billion

Transamerica BlackRock iShares Edge 40 VP Transamerica BlackRock iShares Edge 50 VP Transamerica BlackRock iShares Edge 75 VP Transamerica BlackRock iShares Edge 100 VP	BlackRock Investment Management, LLC (8)	0.05%
Transamerica BlackRock Real Estate Securities VP	BlackRock Investment Management, LLC	0.34% of the first $250 million 0.32% over $250 million up to $750 million 0.30% in excess of $750 million
Transamerica BlackRock Tactical Allocation VP	BlackRock Investment Management, LLC	0.10% of the first $1 billion 0.08% in excess of $1 billion
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Portfolio	Sub-Adviser	Sub-Advisory Fees
Transamerica Goldman Sachs 70/30 Allocation VP
Transamerica Goldman Sachs Managed Risk –
Balanced ETF VP
Transamerica Goldman Sachs Managed Risk –
Conservative ETF VP
Transamerica Goldman Sachs Managed Risk –
Growth ETF VP
Goldman Sachs Asset Management, L.P.(9)
0.07% of the first $1 billion
0.055% over $1 billion up to $3 billion
0.05% over $3 billion up to $5 billion
0.045% over $5 billion up to $7 billion
0.0425% over $7 billion up to $9 billion
0.035% in excess of $9 billion

Transamerica Great Lakes Advisors Large Cap Value VP(10)	Great Lakes Advisors, LLC	0.144% of the first $1 billion 0.13% over $1 billion up to $3 billion 0.12% in excess of $3 billion
Transamerica International Focus VP(11)	Epoch Investment Partners, Inc.	0.27% of the first $1 billion 0.25% over $1 billion up to $2 billion 0.24% in excess of $2 billion
Transamerica Janus Balanced VP	Janus Henderson Investors US LLC	0.30% of the first $500 million 0.27% over $500 million up to $1 billion 0.25% in excess of $1 billion
Transamerica Janus Mid-Cap Growth VP	Janus Henderson Investors US LLC	0.375% of the first $500 million 0.34% over $500 million up to $1 billion 0.32% in excess of $1 billion
Transamerica JPMorgan Asset Allocation –
Conservative VP
Transamerica JPMorgan Asset Allocation – Growth
VP
Transamerica JPMorgan Asset Allocation – Moderate
Growth VP
Transamerica JPMorgan Asset Allocation – Moderate
VP
	J.P. Morgan Investment Management Inc.(12)	0.06% of the first $5 billion 0.05% over $5 billion up to $10 billion 0.04% in excess of $10 billion
Transamerica JPMorgan Enhanced Index VP	J.P. Morgan Investment Management Inc.(13)	0.15% of the first $2 billion 0.13% over $2 billion up to $3 billion 0.12% over $3 billion up to $4 billion 0.11% in excess of $4 billion
Transamerica JPMorgan International Moderate Growth VP	J.P. Morgan Investment Management Inc.(12)	0.06% of the first $5 billion 0.05% over $5 billion up to $10 billion 0.04% in excess of $10 billion
Transamerica JPMorgan Mid Cap Value VP	J.P. Morgan Investment Management Inc.	0.40%
Transamerica JPMorgan Tactical Allocation VP	J.P. Morgan Investment Management Inc.	0.336% of the first $150 million 0.306% over $150 million up to $500 million 0.29% in excess of $500 million
Transamerica Madison Diversified Income VP	Madison Asset Management, LLC	0.25% of the first $500 million 0.22% over $500 million up to $1 billion 0.20% in excess of $1 billion
Transamerica Market Participation Strategy VP	PGIM Quantitative Solutions LLC	0.25% of the first $250 million 0.23% over $250 million up to $750 million 0.21% over $750 million up to $1 billion 0.19% in excess of $1 billion
Transamerica Morgan Stanley Capital Growth VP(14)	Morgan Stanley Investment Management Inc.	0.27% of the first $1.5 billion 0.23% over $1.5 billion up to $3 billion 0.22% over $3 billion up to $5 billion 0.20% in excess of $5 billion
Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP	Milliman Financial Risk Management LLC(5)
0.15% of the first $2 billion
0.14% over $2 billion up to $4 billion
0.13% over $4 billion up to $6 billion
0.12% over $6 billion up to $8 billion
0.11% over $8 billion up to $10 billion
0.10% in excess of $10 billion

Transamerica Morgan Stanley Global Allocation VP	Morgan Stanley Investment Management Inc.	0.27% of the first $500 million 0.26% over $500 million up to $1 billion 0.25% over $1 billion up to $3 billion 0.21% in excess of $3 billion
Transamerica MSCI EAFE Index VP	SSGA Funds Management, Inc.	0.04%
Transamerica Multi-Managed Balanced VP	J.P. Morgan Investment Management Inc.(13)	0.15% of the first $2 billion 0.13% over $2 billion up to $3 billion 0.12% over $3 billion up to $4 billion 0.11% in excess of $4 billion
Transamerica Multi-Managed Balanced VP	Aegon USA Investment Management, LLC(2)	0.12% of the first $1 billion 0.05% in excess of $1 billion
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Portfolio	Sub-Adviser	Sub-Advisory Fees
Transamerica PIMCO Tactical – Balanced VP Transamerica PIMCO Tactical – Conservative VP Transamerica PIMCO Tactical – Growth VP	Pacific Investment Management Company LLC(15)	0.36% of the first $750 million 0.35% over $750 million up to $1.5 billion 0.32% in excess of $1.5 billion
Transamerica PineBridge Inflation Opportunities VP	PineBridge Investments, LLC(16)	0.15% of the first $250 million 0.10% over $250 million up to $1 billion 0.08% in excess of $1 billion
Transamerica ProFund UltraBear VP	ProFund Advisors LLC	0.40% of first $250 million 0.35% over $250 million up to $750 million 0.30% in excess of $750 million
Transamerica S&P 500 Index VP	SSGA Funds Management, Inc.	0.01%
Transamerica Small/Mid Cap Value VP	Systematic Financial Management, L.P.(17)	0.45% of the first $100 million 0.40% over $100 million up to $350 million 0.35% over $350 million up to $1 billion 0.30% in excess of $1 billion
Transamerica Small/Mid Cap Value VP	Thompson, Siegel & Walmsley LLC(18)	0.275% of the first $750 million 0.27% over $750 million up to $1.5 billion 0.265% over $1.5 billion up to $2 billion 0.26% in excess of $2 billion
Transamerica T. Rowe Price Small Cap VP	T. Rowe Price Associates, Inc.	0.35%
Transamerica TS&W International Equity VP	Thompson, Siegel & Walmsley LLC(19)	0.30% of the first $1 billion 0.28% over $1 billion up to $2 billion 0.265% in excess of $2 billion
Transamerica WMC US Growth VP	Wellington Management Company LLP(20)	0.18% of the first $500 million 0.17% over $500 million up to $1 billion 0.16% over $1 billion up to $2 billion 0.15% in excess of $2 billion
(1)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Aegon Bond VP and Transamerica Bond.
(2)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Core Bond and Transamerica Aegon Core Bond VP, and the portion of assets of Transamerica Balanced II, Transamerica Multi-Managed Balanced and Transamerica Multi-Managed Balanced VP that are sub-advised by Aegon USA Investment Management, LLC. Also included are the portion of assets of Balanced Ret Opt and Bond Ret Opt, each a separately managed account of Transamerica Life Insurance Company that are advised by Aegon USA Investment Management, LLC.
(3)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Aegon High Yield Bond VP, Transamerica High Yield Bond and Transamerica High Yield ESG.
(4)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Sustainable Equity Income and Transamerica Aegon Sustainable Equity Income VP.
(5)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica American Funds Managed Risk VP and Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP.
(6)
BlackRock Investment Management, LLC (“BlackRock”), the portfolios’ sub-adviser, has voluntarily agreed to waive its sub-advisory fees for so long as BlackRock is the sub-adviser to the portfolio and the portfolio invests all or substantially all (meaning 80% or more) of its net assets (excluding cash and cash equivalents) in the underlying exchange-traded funds sponsored or advised by BlackRock or its affiliates. TAM has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by BlackRock. Amounts waived by TAM under this contractual arrangement are not subject to recapture by TAM.
(7)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica BlackRock iShares Active Asset Allocation – Conservative VP, Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP, Transamerica BlackRock iShares Active Asset Allocation – Moderate VP, Transamerica BlackRock iShares Dynamic Allocation – Balanced VP and Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP.
(8)
BlackRock has voluntarily agreed to waive its sub-advisory fees for so long as the portfolio invests all or substantially all (meaning 80% or more) of its net assets (excluding cash and cash equivalents) in the underlying exchange-traded funds sponsored or advised by BlackRock or its affiliates. TAM has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by BlackRock. Amounts waived by TAM under this contractual arrangement are not subject to recapture by TAM.
(9)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Goldman Sachs 70/30 Allocation VP, Transamerica Goldman Sachs Managed Risk – Balanced ETF VP, Transamerica Goldman Sachs Managed Risk – Conservative ETF VP, Transamerica Goldman Sachs Managed Risk – Growth ETF VP, Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio and Transamerica Asset Allocation – Moderate Portfolio.
(10)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Great Lakes Advisors Large Cap Value VP, Transamerica Large Cap Value and Transamerica Large Cap Value CIT, a series of Wilmington Trust Collective Investment Trust that is sub-advised by Great Lakes Advisors, LLC.
(11)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica International Focus VP, Transamerica International Focus and Transamerica International Growth CIT, a series of Wilmington Trust Collective Investment Trust that is sub-advised by Epoch Investment Partners, Inc.
(12)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica JPMorgan Asset Allocation - Conservative VP, Transamerica JPMorgan Asset Allocation – Growth VP, Transamerica JPMorgan Asset Allocation - Moderate Growth VP, Transamerica JPMorgan Asset Allocation - Moderate VP, and Transamerica JPMorgan International Moderate Growth VP.
(13)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of the portions of the assets of Transamerica Multi-Managed Balanced, Transamerica Multi-Managed Balanced VP, Transamerica JPMorgan Enhanced Index VP, Transamerica Balanced II and Aegon Balanced Retirement Opportunities. Effective May 1, 2020, the sub-adviser agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of net assets) when the assets of these mandates, in the aggregate, exceed a specified level. This waiver is voluntary and may be discontinued by the sub-adviser upon obtaining consent from TAM.
(14)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Morgan Stanley Capital
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Growth VP, Transamerica Capital Growth, the portion of the assets of Transamerica Large Growth that are sub-advised by Morgan Stanley Investment Management Inc., Morgan Stanley Growth Retirement Option, a separately managed account of Transamerica Life Insurance Company that is advised by Morgan Stanley Investment Management Inc. and Transamerica Large Cap Growth CIT, a series of Wilmington Trust Collective Investment Trust that is sub-advised by Morgan Stanley Investment Management Inc.
(15)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica PIMCO Tactical – Balanced VP, Transamerica PIMCO Tactical – Conservative VP and Transamerica PIMCO Tactical – Growth VP.
(16)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Inflation Opportunities and Transamerica PineBridge Inflation Opportunities VP.
(17)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis or the combined assets of Transamerica Small/Mid Cap Value and Transamerica Small/Mid Cap Value VP.
(18)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Mid Cap Value Opportunities, as well as with the portion of assets of Transamerica Small/Mid Cap Value and Transamerica Small/Mid Cap Value VP that are sub-advised by Thompson, Siegel & Walmsley LLC.
(19)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica International Equity and Transamerica TS&W International Equity VP.
(20)
The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica US Growth, Transamerica WMC US Growth VP, the portion of the assets of Transamerica Large Growth that is sub-advised by Wellington Management Company LLP, WMC Core Equity and Disciplined US Growth Equity, each separately managed accounts of Transamerica Life Insurance Company that are advised by Wellington Management Company LLP and Transamerica Large Cap Growth CIT, a series of Wilmington Trust Collective Investment Trust that is sub-advised by Wellington Management Company LLP. Effective August 2, 2019, the sub-adviser agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of net assets) when the assets of these mandates, in the aggregate, exceed a specified level. This waiver is voluntary and may be discontinued by the sub-adviser upon obtaining consent from TAM.
The following table sets forth the total amounts of sub-advisory fee paid by TAM, on behalf of a portfolio, to each sub-adviser for the last three fiscal years.
“N/A” in the table below indicates that the portfolio was not in operation or did not have a sub-adviser during the relevant fiscal year and, accordingly, no sub-advisory fees are shown.
Portfolio Name	Sub-Advisory Fees Paid
	2022	2021	2020
Transamerica 60/40 Allocation VP	N/A	N/A	N/A
Transamerica Aegon Bond VP*	$3,138,845	$4,505,987	$4,861,777
Transamerica Aegon Core Bond VP*	$454,406	$572,349	$2,216,295
Transamerica Aegon High Yield Bond VP	$302,867	$368,753	$349,806
Transamerica Aegon Sustainable Equity Income VP*	$875,249	$1,040,302	$1,202,858
Transamerica Aegon U.S. Government Securities VP	$529,705	$529,183	$737,743
Transamerica American Funds Managed Risk VP	$1,431,773	$1,638,704	$1,508,611
Transamerica BlackRock Government Money Market VP	$201,530	$202,500	$192,224
Transamerica BlackRock iShares Active Asset Allocation – Conservative VP*	-	$279,444	$343,850
Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP*	-	$412,838	$515,946
Transamerica BlackRock iShares Active Asset Allocation – Moderate VP*	-	$1,070,941	$1,294,191
Transamerica BlackRock iShares Dynamic Allocation – Balanced VP*	-	$1,115,957	$1,364,831
Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP*	-	$491,306	$591,923
Transamerica BlackRock iShares Edge 40 VP	-	-	-
Transamerica BlackRock iShares Edge 50 VP	-	-	-
Transamerica BlackRock iShares Edge 75 VP	-	-	-
Transamerica BlackRock iShares Edge 100 VP	-	-	-
Transamerica BlackRock Real Estate Securities VP	$2,401,833	$2,360,453	$1,859,721
Transamerica BlackRock Tactical Allocation VP	$1,036,019	$1,270,102	$1,258,274
Transamerica Goldman Sachs 70/30 Allocation VP	$2,170	$1,676	$565
Transamerica Goldman Sachs Managed Risk – Balanced ETF VP*	$3,077,698	$3,982,974	$3,967,507
Transamerica Goldman Sachs Managed Risk – Conservative ETF VP*	$363,081	$476,253	$499,809
Transamerica Goldman Sachs Managed Risk – Growth ETF VP*	$1,418,999	$1,840,777	$1,800,936
Transamerica Great Lakes Advisors Large Cap Value VP*	$71,350	$51,540	$27,202
Transamerica International Focus VP	$1,026,952	$1,315,784	$1,195,263
Transamerica Janus Balanced VP	$3,220,658	$4,004,412	$3,609,825
Transamerica Janus Mid-Cap Growth VP	$3,536,313	$4,316,645	$3,615,070
Transamerica JPMorgan Asset Allocation – Conservative VP	$546,107	$663,055	$657,713
Transamerica JPMorgan Asset Allocation – Growth VP	$505,349	$616,371	$488,464
Transamerica JPMorgan Asset Allocation – Moderate Growth VP	$2,072,833	$2,491,109	$2,272,986
Transamerica JPMorgan Asset Allocation – Moderate VP	$3,085,025	$3,633,523	$3,338,339
Transamerica JPMorgan Enhanced Index VP	$2,095,742	$2,043,972	$584,208
Transamerica JPMorgan International Moderate Growth VP	$254,332	$317,452	$295,444
Transamerica JPMorgan Mid Cap Value VP	$2,006,566	$2,185,965	$1,620,084
Transamerica JPMorgan Tactical Allocation VP	$3,525,983	$3,939,724	$3,810,419
Transamerica Madison Diversified Income VP	$380,985	$493,502	$449,292
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Portfolio Name	Sub-Advisory Fees Paid
	2022	2021	2020
Transamerica Market Participation Strategy VP	$920,197	$1,119,903	$1,052,305
Transamerica Morgan Stanley Capital Growth VP	$2,993,648	$6,586,555	$5,391,633
Transamerica Morgan Stanley Global Allocation VP*	$3,155,492	$4,005,818	$4,182,274
Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP	$378,131	$456,755	$422,558
Transamerica MSCI EAFE Index VP	$27,314	$29,399	$20,441
Transamerica Multi-Managed Balanced VP	$1,512,254	$1,787,014	$1,854,604
Transamerica PIMCO Tactical – Balanced VP	$1,537,030	$1,988,333	$2,039,739
Transamerica PIMCO Tactical – Conservative VP	$795,615	$1,021,719	$1,052,539
Transamerica PIMCO Tactical – Growth VP	$1,062,803	$1,358,499	$1,360,206
Transamerica PineBridge Inflation Opportunities VP	$229,267	$238,458	$307,822
Transamerica ProFund UltraBear VP	$92,062	$32,073	$68,266
Transamerica S&P 500 Index VP	$48,378	$47,437	$28,086
Transamerica Small/Mid Cap Value VP	$1,776,532	$1,971,194	$740,346
Transamerica T. Rowe Price Small Cap VP	$2,318,023	$3,622,017	$468,033
Transamerica TS&W International Equity VP	$464,706	$561,034	$3,441,467
Transamerica WMC US Growth VP	$5,042,878	$6,282,118	$5,415,454
*A portion of the portfolio’s sub-advisory fees may have been paid to the portfolio’s previous sub-adviser, as noted below.
Transamerica Aegon Bond VP (formerly, Transamerica PIMCO Total Return VP)
Transamerica Aegon Core Bond VP (formerly, Transamerica JPMorgan Core Bond VP)
On November 1, 2022, TAM hired Aegon USA Investment Management, LLC as sub-adviser to the portfolios to furnish day-to-day investment advice and recommendations. Prior to November 1, 2022, Pacific Investment Management Company LLC served as sub-adviser to Transamerica PIMCO Total Return VP and was paid $2,954,274 for the fiscal year ended December 31, 2022; and J.P. Morgan Investment Management, Inc. served as sub-adviser to Transamerica JPMorgan Core Bond VP and was paid $408,765 for the fiscal year ended December 31, 2022.
Transamerica Aegon Sustainable Equity Income VP
On December 1, 2020, TAM hired Aegon Asset Management UK plc as sub-adviser to Transamerica Aegon Sustainable Equity Income VP to furnish day-to-day investment advice and recommendations to the portfolio. Prior to December 1, 2020, Barrow, Hanley, Mewhinney & Strauss, LLC served as sub-adviser to the portfolio and was paid $1,120,641 for the fiscal year ended December 31, 2020.
Transamerica BlackRock iShares Active Asset Allocation – Conservative VP
Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP
Transamerica BlackRock iShares Active Asset Allocation – Moderate VP
Transamerica BlackRock iShares Dynamic Allocation – Balanced VP
Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP
On November 1, 2021, TAM hired BlackRock Investment Management, LLC as sub-adviser to the portfolios to furnish day-to-day investment advice and recommendations. Prior to November 1, 2021, Franklin Advisers, Inc. (formerly QS Investors, LLC) served as sub-adviser to the portfolios and was paid $3,370,486 for the fiscal year ended December 31, 2021.
Transamerica Goldman Sachs Managed Risk – Balanced ETF VP
Transamerica Goldman Sachs Managed Risk – Conservative ETF VP
Transamerica Goldman Sachs Managed Risk – Growth ETF VP
On November 1, 2022, TAM hired Goldman Sachs Asset Management, L.P. as sub-adviser to the portfolios to furnish day-to-day investment advice and recommendations. Prior to November 1, 2022, Milliman Financial Risk Management LLC served as sub-adviser to the portfolios and was paid $4,330,920 for the fiscal year ended December 31, 2022.
Transamerica Great Lakes Advisors Large Cap Value VP (formerly, Transamerica Rothschild & Co Large Cap Value VP)
On December 1, 2020, TAM hired Rothschild & Co Asset Management US Inc. as sub-adviser to the portfolio to furnish day-to-day investment advice and recommendations to the portfolio. Prior to December 1, 2020, Levin Easterly Partners LLC served as sub-adviser to the portfolio and was paid $24,422 for the fiscal year ended December 31, 2020.
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Transamerica Morgan Stanley Global Allocation VP
On May 1, 2020, TAM hired Morgan Stanley Investment Management Inc. as sub-adviser to Transamerica Morgan Stanley Global Allocation VP to furnish day-to-day investment advice and recommendations to the portfolio. Prior to May 1, 2020, BlackRock Investment Management, LLC (“BlackRock”) served as sub-adviser to the portfolio and was paid $1,688,036 for the fiscal year ended December 31, 2020.
Sub-Sub-Advisers
BlackRock International Limited, (“BlackRock International”) and BlackRock Singapore Limited (“BlackRock Singapore”) serve as sub-sub-adviser to Transamerica BlackRock Real Estate Securities. BlackRock International is located at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom. BlackRock Singapore is located at 20 Anson Road, #18-01, Singapore, 079912. BlackRock International and BlackRock Singapore are both wholly-owned subsidiaries of BlackRock, Inc. and each serve as sub-sub-advisers pursuant to a Sub-Sub-Advisory Agreement with BlackRock Investment Management.
Portfolio Manager Information
Information regarding other accounts for which any portfolio manager is primarily responsible for the day-to-day investment advice and management or recommendations, a description of any material conflict of interest that may arise in connection with the portfolio manager’s management of the portfolio’s investments, the structure of, and method used to determine, the compensation of each portfolio manager and the dollar range of equity securities in the portfolio beneficially owned by each portfolio manager are provided in Appendix B of this SAI.
Transfer Agent
The Trust receives transfer agency services as part of the bundle of management services it receives from TAM under the management agreement, and the portfolios do not pay a separate transfer agent fee. TFS furnishes the Trust with transfer agency services under an intercompany agreement with TAM. Currently, no fees are paid by TAM to TFS under this intercompany agreement. TFS is directly owned by TLIC (44%) and AUSA (56%), both of which are indirect, wholly owned subsidiaries of Aegon N.V.; and thus TFS is an affiliate of TAM. The Transfer Agent maintains an account for each shareholder of a portfolio and performs other transfer agency functions. TFS has outsourced the provision of certain transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”), located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169. The portfolios pay certain expenses to SS&C GIDS associated with transfer agency services.
Custodian
State Street, located at One Lincoln Street, Boston, MA 02111, serves as the Trust’s Custodian and Dividend Disbursing Agent.
State Street, among other things, maintains a custody account or accounts in the name of each portfolio, receives and delivers all assets for the portfolios upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the portfolios and makes disbursements on behalf of the portfolios. State Street neither determines the portfolios’ investment policies nor decides which securities the portfolios will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The portfolios may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the portfolios’ securities lending agent and receives a share of the income generated by such activities.
Securities Lending Activities
The dollar amounts of income and fees and compensation paid to all service providers (including fees paid to State Street as securities lending agent and for cash collateral management) related to those portfolios that engaged in securities lending activities during the most recent fiscal year are provided in Appendix C of this SAI. The securities lending agent’s fees will be calculated on, and deducted from, the securities lending revenues of the applicable portfolios.
To the extent a portfolio engaged in securities lending activities, the services provided by State Street as securities lending agent would include: selection of securities to be loaned; locating borrowers previously approved by the portfolios’ board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the portfolios’ instructions; marking to market non-cash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the portfolios’ instructions; and arranging for return of loaned securities to the portfolio at loan termination.
Independent Registered Public Accounting Firm
Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116, serves as the Trust’s independent registered public accounting firm, and provides audit services and tax return review services.
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Distributor and Distribution Plan
Distributor
Under the Underwriting Agreement, Transamerica Capital, Inc. (“TCI” or the “Distributor”), located at 1801 California Street, Suite 5200, Denver, CO 80202, is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each portfolio. TCI is an affiliate of TAM. TCI offers the shares on an agency or “best efforts” basis under which a portfolio issues only the number of shares actually sold. Shares of each portfolio are continuously offered by TCI.
The Underwriting Agreement is renewable from year to year with respect to a portfolio if approved (a) by the Board or by a vote of a majority of the portfolio’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.
The Underwriting Agreement is terminable with respect to any portfolio without penalty by the Board or by vote of a majority of the outstanding voting securities of the portfolio, or by TCI, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Underwriting Agreement will automatically and immediately terminate in the event of its assignment.
Distribution Plan
The Trust has adopted a distribution plan (“12b-1 Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act.
The 12b-1 Distribution Plan permits each applicable class of a portfolio to pay fees to TCI and others as compensation for their services, not as reimbursement for specific expenses incurred. The fees paid under the 12b-1 Distribution Plan are not tied directly to expenses incurred by TCI (or others) so the amount of the fees paid by a class during any year may be more or less than actual expenses incurred by TCI (or others). This type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the expenses incurred by TCI (or others) exceed the fees provided for by the 12b-1 Distribution Plan, the class would not be obligated to pay more than those fees and, if the expenses incurred by TCI (or others) are less than the fees paid to them, they will retain those fees and realize a profit. Under the 12b-1 Distribution Plan, a class may pay the fees to the Distributor and others until the 12b-1 Distribution Plan with respect to that class is terminated or not renewed.
The 12b-1 Distribution Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Distribution Plan or in any agreements related to the 12b-1 Distribution Plan, cast in person at a meeting called for the purpose of voting on such continuance.
The 12b-1 Distribution Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees of the portfolio that have no direct or indirect financial interest in the operation of the 12b-1 Distribution Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of the 12b-1 Distribution Plan that would materially increase the costs to a class requires approval by a majority of the outstanding voting securities of that class.
A 12b-1 Distribution Plan may be terminated as to a class of a portfolio at any time by vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Distribution Plan or in any agreements related to the 12b-1 Distribution Plan, or by vote of a majority of the outstanding voting securities of the applicable class.
Under the 12b-1 Distribution Plan for Initial Class shares, a portfolio may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.15% of the average daily net assets of the portfolio’s Initial Class shares. As of the date of this SAI, the Trust has not been charged and has not paid any distribution fees under the 12b-1 Distribution Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before May 1, 2024. You will receive written notice prior to the payment of any fees under the 12b-1 Distribution Plan relating to Initial Class shares.
For Service Class shares, a portfolio may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.25% of the average daily net assets of a portfolio’s Service Class shares.
Because the applicable classes pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Financial intermediaries that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers. The prospectus contains a description of distribution and service fees payable under the 12b-1 Distribution Plan with respect to the shares offered in that prospectus.
TCI may use the fees payable under the 12b-1 Distribution Plan as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of Initial Class or Service Class shares, or in personal service to and/or maintenance of these shareholder accounts.
More specifically, these fees may be used by TCI or a financial intermediary for expenses related to a portfolio, including: costs of printing and distributing the portfolio prospectuses, statements of additional information and reports to prospective investors in the portfolio; advertising expenses and costs involved in preparing, printing and distributing sales literature pertaining to the portfolio and reports for
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persons other than existing shareholders; an allocation of overhead and other branch office distribution-related expenses of TCI or a financial intermediary; payments made to, and expenses of, a TCI or a financial intermediary and other persons who provide support or personal services to shareholders in connection with the distribution of the portfolio’s shares; and interest-related expenses, or the cost of capital associated with, the financing of any of the foregoing. In the case of funds or classes of shares that are closed to new investors or investments, TCI also may use the fees payable under the 12b-1 Distribution Plan to make payments to financial intermediaries for services to and for maintenance of existing shareholder accounts and/or as compensation for past sales and distribution efforts.
Distribution Fees Paid Under the 12b-1 Distribution Plan
For the fiscal year ended December 31, 2022, Service Class Shares of the Trust paid $85, 512,565 to certain life insurance companies.
Purchase, Redemption and Pricing of Shares
Shares of the portfolios are currently sold only to the Separate Accounts to fund the benefits under the policies and the annuity contracts. The portfolios may, in the future, offer their shares to other insurance company separate accounts. The Separate Accounts invest in shares of a portfolio in accordance with the allocation instructions received from holders of the policies and the annuity contracts. Such allocation rights are further described in the prospectuses and disclosure documents for the policies and the annuity contracts. Shares of the portfolios are sold and redeemed at their respective net asset values as described in the prospectus.
Shareholder Accounts
Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in each portfolio’s prospectus.
Net Asset Valuation (“NAV”) Determination
How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption request by the portfolios’ distributor (or other agent).
When Share Price Is Determined
The NAV of each portfolio (or class thereof) is determined on each day the NYSE is open for business as of the scheduled close of regular trading (normally 4:00 p.m. Eastern time). If the NYSE closes at another time, each portfolio will calculate a NAV for each class of shares as of the scheduled closing time. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the value of a portfolio’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios). These securities will be valued pursuant to the portfolios’ Pricing and Valuation procedures for such securities.
Purchase orders received in good order and accepted, and redemption orders received in good order, as of the scheduled close of regular trading of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
Purchase orders for shares of the Asset Allocation Funds that are received in good order and accepted, as of the scheduled close of regular trading on the NYSE, receive the NAV determined as of the close of the NYSE that day. Purchase orders for shares of the underlying constituent portfolios will be placed as determined by the portfolio’s sub-adviser (and such asset allocation portfolio will receive the price for shares of the underlying portfolios on the day the order is placed).
How NAV Is Calculated
The NAV of each portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.
The value of a portfolio’s securities and other assets for purposes of determining the portfolio’s NAV is determined pursuant to valuation procedures of the portfolios and TAM. TAM has been designated as the portfolios’ valuation designee with responsibility for fair valuation subject to oversight by the portfolios’ Board. TAM has formed a valuation committee to assist with its designated responsibilities as valuation designee (the “Valuation Committee”).
In general, securities and other investments are valued based on prices at the close of regular trading on the NYSE.
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Equity securities, swaps, and options listed or traded on securities exchanges (except for the securities traded on NASDAQ/NMS), including ETFs, dollar-denominated foreign securities and ADRs, are normally valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price will generally be the NASDAQ Official Closing Price (“NOCP”).
The market price for debt obligations (except short-term obligations that will mature in 60 days or less) and for swaps that are not traded on a securities exchange is generally the price supplied by an independent third-party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies to identify the market value of the security or instrument.
Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.
Foreign securities are generally priced as described above for the particular type of security (i.e., equity securities or debt securities). The prices for foreign securities are converted from the local currency into U.S. dollars using current exchange rates.
Market quotations for securities prices may be obtained from automated pricing services.
Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company.
ETF shares are normally valued at the most recent sale price or official closing price on the exchange on which they are traded.
When an authorized pricing service does not provide a price or the price provided is believed by the Valuation Committee to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such a price or quotation for a security is not readily available, or is believed by the Valuation Committee to be unreliable, then the Valuation Committee will fair value such portfolio investment, in good faith, in accordance with fair valuation procedures.
The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair valuation procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The Valuation Committee makes fair value determinations in good faith in accordance with the valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.
The prices that a portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.
Redemption of Shares
Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Proceeds from the redemption of shares will normally be sent to redeeming shareholders within two business days after receipt of a redemption request in good order, but in any event within seven days, regardless of the method the portfolio uses to make such payment (e.g., check, wire or electronic funds transfer (ACH)). The value of shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the portfolio’s net assets at the time of redemption.
Shares will normally be redeemed for cash, although each portfolio retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. Transamerica Series Trust has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the portfolio will have the option of redeeming the excess in cash or in kind. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind by redeeming shareholders may be subject to brokerage costs and, until sold, such securities remain subject to market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If a portfolio pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities.
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The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Determination,” and such valuation will be made as of the same time the redemption price is determined. The portfolios may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available.
Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.
Brokerage
Subject to policies established by the Board and TAM, the sub-advisers are responsible for placement of the portfolios’ securities transactions. In placing orders, it is the policy of a portfolio to seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, TAM or the sub-adviser, as applicable, having in mind the portfolio’s best interests, considers all factors it deems relevant, including: the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions; trade confidentiality including anonymity; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each sub-adviser in carrying out its responsibilities.
Decisions as to the selection of broker-dealers and the assignment of portfolio brokerage business for a portfolio and negotiation of its commission rates are made by TAM or the sub-adviser, as applicable, whose policy is to seek to obtain “best execution” (prompt and reliable execution at the most favorable security price) of all portfolio transactions. In doing so, a portfolio may pay higher commission rates than the lowest available when its sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.
There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by a portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a portfolio of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the U.S.
It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the sub-advisers may receive services from many broker-dealers with which the sub-advisers place the portfolio’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The services obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a sub-adviser. The expenses of a sub-adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A sub-adviser may use such services in servicing other accounts in addition to the respective portfolio. Conversely, services provided to a sub-adviser by broker-dealers in connection with trades executed on behalf of other clients of the sub-adviser may be useful to the sub-adviser in managing the portfolio, although not all of these services may be necessarily useful and of value to the sub-adviser in managing such other clients. The receipt of such services enables a sub-adviser to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.
In reliance on the “safe harbor” provided by Section 28(e) of the Exchange Act and the SEC’s interpretive guidance thereunder, a sub-adviser may cause a portfolio to pay a broker-dealer that provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the sub-adviser an amount of commission for effecting a securities transaction for the portfolio in excess of the commission that another broker-dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines
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will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the sub-adviser. Conversely, such supplemental information obtained by the placement of business for a sub-adviser will be considered by and may be useful to the sub-adviser in carrying out its obligations to a portfolio.
Under the Markets in Financial Instruments Directive II (“EU MiFID II”), investment firms in the European Union (“EU”) and under EU MiFID II as it forms part of the domestic law of the United Kingdom (“UK”) (“UK MiFID II”), investment firms in the UK or subject to such law, including certain sub-advisers to the portfolios, may only pay for research from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. Such payments for research must be unbundled from payments for execution. EU MiFID II and UK MiFID II limit the use of soft dollars by sub-advisers located in the EU and UK, respectively, and in certain circumstances may result in sub-advisers reducing the use of soft dollars as to certain groups of clients or as to all clients.
A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TAM or the sub-adviser. A sub-adviser may place transactions with a broker-dealer that is an affiliate of TAM or the sub-adviser where, in the judgment of the sub-adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of TAM or the sub-adviser may receive and retain compensation for effecting portfolio transactions for the portfolio on a securities exchange if the commissions paid to such an affiliated broker-dealer by the portfolio do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”
A sub-adviser to a portfolio, to the extent consistent with the best execution and with TAM’s usual commission rate policies and practices, may place security transactions with broker/dealers with which the Trust has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the portfolios. In no event will commissions paid by a portfolio be used to pay expenses that would otherwise be borne by any other portfolio in the Trust, or by any other party. These commissions are not used for promoting or selling fund shares or otherwise related to the distribution of fund shares.
Securities held by a portfolio may also be held by other separate accounts, mutual funds or other accounts for which TAM or a sub-adviser serves as an adviser, or held by TAM or a sub-adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by TAM or a sub-adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of TAM or a sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
On occasions when TAM or a sub-adviser deems the purchase or sale of a security to be in the best interests of a portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by TAM or the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a portfolio and/or could have a detrimental effect on the price or volume of a security so far as a portfolio is concerned.
The Board of the Trust reviews on a quarterly basis the brokerage placement practices of each sub-adviser on behalf of the portfolios, and reviews the prices and commissions, if any, paid by the portfolios to determine if they were reasonable.
Brokerage Commissions Paid
The following portfolios paid the aggregate brokerage commissions indicated for the last three fiscal years.
75

Portfolio Name	Brokerage Commissions Paid						Affiliated Brokerage Commissions Paid
	2022($)	2022(%)*	2021($)	2021(%)*	2020($)	2020(%)*	2022($)	2022(%)**	2021($)	2021(%)**	2020($)	2020(%)**
Transamerica 60/40 Allocation VP	$-	0.00%	-	-	-	-	-	-	-	-	-	-
Transamerica Aegon Bond VP	$521,695	7.08%	$31,423	0.55%	$74,006	0.84%	-	-	-	-	-	-
Transamerica Aegon Core Bond VP	$153,543	2.08%	-	-	-	-	-	-	-	-	-	-
Transamerica Aegon High Yield Bond VP	$97	0.00%	$176	-	$210	-	-	-	-	-	-	-
Transamerica Aegon Sustainable Equity Income VP	$36,429	0.49%	$72,827	1.26%	$360,148	4.07%	-	-	-	-	-	-
Transamerica Aegon U.S. Government Securities VP	$1,897	0.03%	$3,095	0.05%	$4,253	0.05%	-	-	-	-	-	-
Transamerica American Funds Managed Risk VP	$18,507	0.25%	$3,695	0.06%	$21,974	0.25%	-	-	-	-	-	-
Transamerica BlackRock Government Money Market VP	$-	0.00%	-	-	-	-	-	-	-	-	-	-
Transamerica BlackRock iShares Active Asset Allocation – Conservative VP	$56,589	0.77%	$94,797	1.64%	$55,681	0.63%	-	-	-	-	-	-
Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP	$166,657	2.26%	$243,943	4.23%	$104,051	1.18%	-	-	-	-	-	-
Transamerica BlackRock iShares Active Asset Allocation – Moderate VP	$363,750	4.94%	$483,679	8.39%	$240,841	2.72%	-	-	-	-	-	-
Transamerica BlackRock iShares Dynamic Allocation – Balanced VP	$253,956	3.45%	$107,435	1.86%	$179,088	2.03%	-	-	-	-	-	-
Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP	$139,332	1.89%	$36,395	0.63%	$81,522	0.92%	-	-	-	-	-	-
Transamerica BlackRock iShares Edge 40 VP	$5,618	0.08%	$5,544	0.10%	$8,842	0.10%	-	-	-	-	-	-
Transamerica BlackRock iShares Edge 50 VP	$6,895	0.09%	$6,490	0.11%	$16,529	0.19%	-	-	-	-	-	-
Transamerica BlackRock iShares Edge 75 VP	$4,708	0.06%	$4,204	0.07%	$7,015	0.08%	-	-	-	-	-	-
Transamerica BlackRock iShares Edge 100 VP	$3,983	0.05%	$1,421	0.02%	$2,752	0.03%	-	-	-	-	-	-
Transamerica BlackRock Real Estate Securities VP	$434,391	5.90%	$433,663	7.52%	$675,196	7.64%	-	-	-	-	-	-
Transamerica BlackRock Tactical Allocation VP	$35,029	0.48%	$58,084	1.01%	$79,698	0.90%	-	-	-	-	-	-
Transamerica Goldman Sachs 70/30 Allocation VP	$-	0.00%	-	-	N/A	N/A	-	-	-	-	N/A	N/A
Transamerica Goldman Sachs Managed Risk – Balanced ETF VP	$397,987	5.40%	$71,826	1.25%	$351,464	3.98%	-	-	-	-	-	-
Transamerica Goldman Sachs Managed Risk – Conservative ETF VP	$41,261	0.56%	$4,381	0.08%	$58,125	0.66%	-	-	-	-	-	-
Transamerica Goldman Sachs Managed Risk – Growth ETF VP	$226,016	3.07%	$46,695	0.81%	$257,914	2.92%	-	-	-	-	-	-
Transamerica Great Lakes Advisors Large Cap Value VP	$7,839	0.11%	$5,304	0.09%	$33,825	0.38%	-	-	-	-	-	-
Transamerica International Focus VP	$229,884	3.12%	$186,175	3.23%	$244,389	2.76%	-	-	-	-	-	-
Transamerica Janus Balanced VP	$28,843	0.39%	$25,602	1.28%	$54,321	1.23%	-	-	-	-	-	-
Transamerica Janus Mid-Cap Growth VP	$69,211	0.94%	$64,687	2.45%	$71,232	2.16%	-	-	-	-	-	-
Transamerica JPMorgan Asset Allocation – Conservative VP	$170,460	2.31%	$105,412	1.83%	$186,709	2.11%	-	-	-	-	-	-
Transamerica JPMorgan Asset Allocation – Growth VP	$115,992	1.57%	$93,337	1.62%	$141,466	1.60%	-	-	-	-	-	-
Transamerica JPMorgan Asset Allocation – Moderate Growth VP	$665,983	9.04%	$434,765	7.54%	$787,096	8.90%	-	-	-	-	-	-
Transamerica JPMorgan Asset Allocation – Moderate VP	$954,917	12.96%	$556,891	9.66%	$1,002,652	11.34%	-	-	-	-	-	-
Transamerica JPMorgan Enhanced Index VP	$252,798	3.43%	$245,483	4.26%	$440,448	4.98%	-	-	-	-	-	-
Transamerica JPMorgan International Moderate Growth VP	$91,631	1.24%	$56,777	0.98%	$103,458	1.17%	-	-	-	-	-	-
Transamerica JPMorgan Mid Cap Value VP	$56,974	0.77%	$153,281	2.66%	$90,005	1.02%	-	-	-	-	-	-
Transamerica JPMorgan Tactical Allocation VP	$213,474	2.90%	$192,062	3.33%	$234,542	2.65%	-	-	-	-	-	-
76

Portfolio Name	Brokerage Commissions Paid						Affiliated Brokerage Commissions Paid
	2022($)	2022(%)*	2021($)	2021(%)*	2020($)	2020(%)*	2022($)	2022(%)**	2021($)	2021(%)**	2020($)	2020(%)**
Transamerica Madison Diversified Income VP	$15,768	0.21%	$21,050	0.37%	$19,680	0.22%	-	-	-	-	-	-
Transamerica Market Participation Strategy VP	$7,580	0.10%	$9,968	0.17%	$4,640	0.05%	-	-	-	-	-	-
Transamerica Morgan Stanley Capital Growth VP	$344,394	4.67%	$370,995	6.44%	$436,902	4.94%	$4,016	1.17%	-	-	-	-
Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP	$10,099	0.14%	$1,084	0.02%	$691,239	7.82%	-	-	-	-	-	-
Transamerica Morgan Stanley Global Allocation VP	$223,740	3.04%	$312,428	5.42%	$11,668	0.13%	-	-	-	-	-	-
Transamerica MSCI EAFE Index VP	$2,029	0.03%	$2,775	0.05%	$4,239	0.05%	-	-	-	-	-	-
Transamerica Multi-Managed Balanced VP	$127,516	1.73%	$132,358	2.30%	$235,146	2.66%	-	-	-	-	-	-
Transamerica PIMCO Tactical – Balanced VP	$35,543	0.48%	$46,779	0.81%	$63,644	0.72%	-	-	-	-	-	-
Transamerica PIMCO Tactical – Conservative VP	$14,939	0.20%	$21,185	0.37%	$26,061	0.29%	-	-	-	-	-	-
Transamerica PIMCO Tactical – Growth VP	$30,588	0.42%	$41,671	0.72%	$50,526	0.57%	-	-	-	-	-	-
Transamerica PineBridge Inflation Opportunities VP	$-	0.00%	-	-	-	-	-	-	-	-	-	-
Transamerica ProFund UltraBear VP	$8,108	0.11%	$1,881	0.03%	$11,274	0.13%	-	-	-	-	-	-
Transamerica S&P 500 Index VP	$5,271	0.07%	$5,011	0.09%	$11,010	0.12%	-	-	-	-	-	-
Transamerica Small/Mid Cap Value VP	$256,545	3.48%	$272,945	4.74%	$512,405	5.80%	-	-	-	-	-	-
Transamerica T. Rowe Price Small Cap VP	$135,615	1.84%	$177,900	3.09%	$212,873	2.41%	-	-	-	-	-	-
Transamerica TS&W International Equity VP	$45,935	0.62%	$70,310	1.22%	$57,804	0.65%	-	-	-	-	-	-
Transamerica WMC US Growth VP	$376,746	5.11%	$321,814	5.58%	$347,597	3.93%	-	-	-	-	-	-
* Brokerage Commissions Paid by the portfolio as a percentage of overall Brokerage Commissions Paid by all portfolios in the Trust.
** Affiliated Brokerage Commissions Paid by the portfolio as a percentage of total Brokerage Commissions Paid by the portfolio.
77

Brokerage Commissions Paid for Research
The following table provides an estimate of brokerage commissions that were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2022.
Portfolio Name	Paid as of December 31, 2022
Transamerica 60/40 Allocation VP	$-
Transamerica Aegon Bond VP	$-
Transamerica Aegon Core Bond VP	$-
Transamerica Aegon High Yield Bond VP	$-
Transamerica Aegon Sustainable Equity Income VP	$23,465
Transamerica Aegon U.S. Government Securities VP	$-
Transamerica American Funds Managed Risk VP	$-
Transamerica BlackRock Government Money Market VP	$-
Transamerica BlackRock iShares Active Asset Allocation – Conservative VP	$8,455
Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP	$18,004
Transamerica BlackRock iShares Active Asset Allocation – Moderate VP	$62,337
Transamerica BlackRock iShares Dynamic Allocation – Balanced VP	$34,594
Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP	$17,620
Transamerica BlackRock iShares Edge 40VP	$82
Transamerica BlackRock iShares Edge 50 VP	$321
Transamerica BlackRock iShares Edge 75 VP	$289
Transamerica BlackRock iShares Edge 100 VP	$128
Transamerica BlackRock Real Estate Securities VP	$218,516
Transamerica BlackRock Tactical Allocation VP	$8,169
Transamerica Goldman Sachs 70/30 Allocation VP	$-
Transamerica Goldman Sachs Managed Risk – Balanced ETF VP	$-
Transamerica Goldman Sachs Managed Risk – Conservative ETF VP	$-
Transamerica Goldman Sachs Managed Risk – Growth ETF VP	$-
Transamerica Great Lakes Advisors Large Cap Value VP	$4,502
Transamerica International Focus VP	$178,174
Transamerica Janus Balanced VP	$56,504
Transamerica Janus Mid-Cap Growth VP	$172,303
Transamerica JPMorgan Asset Allocation — Conservative VP	$-
Transamerica JPMorgan Asset Allocation — Growth VP	$-
Transamerica JPMorgan Asset Allocation — Moderate Growth VP	$-
Transamerica JPMorgan Asset Allocation — Moderate VP	$-
Transamerica JPMorgan Enhanced Index VP	$58,987
Transamerica JPMorgan International Moderate Growth VP	$-
Transamerica JPMorgan Mid Cap Value VP	$25,874
Transamerica JPMorgan Tactical Allocation VP	$15,250
Transamerica Madison Diversified Income VP	$6,984
Transamerica Market Participation Strategy VP	$-
Transamerica Morgan Stanley Capital Growth VP	$185,722
Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP	$30,871
Transamerica Morgan Stanley Global Allocation VP	$-
Transamerica MSCI EAFE Index VP	$-
Transamerica Multi-Managed Balanced VP	$28,813
Transamerica PIMCO Tactical — Balanced VP	$-
Transamerica PIMCO Tactical — Conservative VP	$-
Transamerica PIMCO Tactical — Growth VP	$-
Transamerica PineBridge Inflation Opportunities VP	$-
Transamerica ProFund UltraBear VP	$-
Transamerica S&P 500 Index VP	$-
Transamerica Small/Mid Cap Value VP	$99,984
Transamerica T. Rowe Price Small Cap VP	$77,149
Transamerica TS&W International Equity VP	$26,509
Transamerica WMC US Growth VP	$266,875
The estimates above are based upon custody data provided to CAPIS and were calculated using the following methodology: Total Commissions minus transactions executed at discounted rates and/or directed to the portfolios’ commission recapture program equals total
78

research commissions. USD transactions executed at commission rates below $.02 per share, non-USD developed market transactions executed at 8 basis points and below, and non-USD emerging market transactions executed at 12 basis points and below are considered to be executed at discounted rates. For example, Commission paid on USD transactions at rates at or above $.02 per share and not directed for commission recapture are assumed to be paid to brokers that provide research and brokerage services within the scope of Section 28(e) of the Exchange Act. Commissions paid on fixed price offerings and transactions in futures and options are not included in this analysis.
79

Securities of Regular Broker Dealers
During the fiscal year ended December 31, 2022, the portfolios purchased securities issued by the following regular broker-dealers of the portfolios, which had the following values as of December 31, 2022.
Portfolio Name	Bank of America Corp.	Bank of New York Mellon	Barclays Capital, Inc.	Citigroup, Inc.	Credit Suisse Securities (USA) LLC	Goldman Sachs Group, Inc.	Jefferies Group LLC	J.P. Morgan Securities LLC	Morgan Stanley & Co., Inc.	State Street Bank & Trust Co..	Toronto- Dominion Bank	Wells Fargo & Co.
Transamerica Aegon Bond VP	$12,218,875	$-	$10,562,422	$9,686,571	$12,283,744	$7,381,794	$-	$16,374,785	$8,121,467	$-	$-	$2,688,202
Transamerica Aegon Core Bond VP	$3,174,575	$-	$1,162,154	$3,784,522	$1,828,544	$1,408,922	$-	$3,595,791	$1,625,687	$-	$-	$3,481,666
Transamerica Aegon High Yield Bond VP	$-	$-	$747,484	$886,452	$1,441,353	$-	$-	$639,788	$778,050	$-	$-	$-
Transamerica Aegon Sustainable Equity Income VP	$-	$-	$-	$-	$-	$-	$-	$-	$-	$13,163,008	$-	$-
Transamerica Aegon U.S. Government Securities VP	$1,222,686	$-	$-	$-	$-	$4,558,764	$-	$4,496,670	$5,007,521	$-	$-	$-
Transamerica BlackRock Government Money Market VP	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Transamerica Great Lakes Advisors Large Cap Value VP	$1,812,691	$-	$-	$-	$-	$-	$-	$1,900,197	$-	$802,307	$-	$1,273,879
Transamerica Janus Balanced VP	$17,088,784	$-	$1,080,495	$3,125,671	$2,139,356	$6,702,358	$-	$16,506,906	$16,669,140	$-	$-	$387,302
Transamerica Janus Mid-Cap Growth VP	$-	$-	$-	$-	$-	$-	$-	$-	$4,498,659	$-	$-	$-
Transamerica JPMorgan Enhanced Index VP	$16,054,589	$-	$-	$5,183,991	$-	$-	$-	$-	$8,419,106	$3,973,989	$-	$20,694,011
Transamerica JPMorgan Mid Cap Value VP	$-	$-	$-	$-	$-	$-	$-	$-	$-	$5,206,654	$-	$-
Transamerica JPMorgan Tactical Allocation VP	$12,681,387	$-	$2,322,346	$5,908,795	$2,462,573	$6,133,708	$-	$0	$6,195,191	$232,715	$-	$5,604,536
Transamerica Madison Diversified Income VP	$637,648	$-	$-	$187,914	$-	$621,674	$191,072	$3,430,701	$2,026,709	$105,414	$238,229	$410,236
Transamerica Morgan Stanley Global Allocation VP	$8,386,236	$43,153	$344,392	$4,091,621	$123,793	$324,468	$-	$13,677,696	$858,261	$35,139	$1,347,619	$1,816,799
Transamerica MSCI EAFE Index VP	$-	$-	$141,220	$-	$46,695	$-	$-	$-	$-	$-	$-	$-
Transamerica Multi- Managed Balanced VP	$11,712,101	$-	$2,913,594	$7,826,868	$6,277,002	$2,533,236	$-	$5,060,389	$7,060,750	$1,896,509	$-	$12,490,428
Transamerica PIMCO Tactical - Balanced VP	$1,346,631	$-	$993,340	$2,372,299	$2,611,962	$193,060	$-	$372,747	$2,133,938	$103,429	$-	$463,630
Transamerica PIMCO Tactical - Conservative VP	$999,330	$-	$1,012,969	$1,061,950	$810,609	$712,227	$-	$1,576,454	$1,264,730	$103,429	$-	$278,178
Transamerica PIMCO Tactical - Growth VP	$629,389	$-	$605,818	$1,163,000	$528,735	$305,240	$-	$202,969	$679,734	$-	$-	$185,452
Transamerica PineBridge Inflation Opportunities VP	$5,727,613	$-	$2,500,160	$1,351,461	$-	$1,360,935	$-	$-	$121,508	$-	$-	$-
Transamerica S&P 500 Index VP	$3,406,094	$491,161	$-	$1,287,246	$-	$1,715,526	$-	$5,792,315	$2,190,306	$413,914	$-	$2,307,946
Transamerica Small/Mid Cap Value VP	$-	$-	$-	$-	$-	$-	$-	$1,401,725	$-	$-	$-	$-
Transamerica WMC US Growth VP	$-	$-	$-	$-	$-	$-	$-	$-	$32,865,076	$-	$-	$-
80

Principal Shareholders and Control Persons
Principal Shareholders
To the knowledge of the Trust, as of April 3, 2023, the following persons owned beneficially or of record 5% or more of the outstanding shares of the class of the portfolios indicated.
Unless otherwise noted, the address of each investor is c/o TAM, 1801 California Street, Suite 5200, Denver, CO 80202.
Name & Address	Portfolio Name	Class	Percent
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica 60/40 Allocation VP	Service	93.62%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica 60/40 Allocation VP	Service	6.38%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Aegon Bond VP	Initial	52.90%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Aegon Bond VP	Initial	20.11%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Aegon Bond VP	Initial	12.00%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Bond VP	Initial	7.77%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Bond VP	Service	88.73%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Bond VP	Service	9.40%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Aegon Core Bond VP	Initial	78.72%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Core Bond VP	Initial	10.64%
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Core Bond VP	Initial	9.40%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Core Bond VP	Service	84.00%
81

Name & Address	Portfolio Name	Class	Percent
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Core Bond VP	Service	13.12%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon High Yield Bond VP	Initial	66.28%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon High Yield Bond VP	Initial	18.40%
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon High Yield Bond VP	Initial	7.00%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon High Yield Bond VP	Service	93.61%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon High Yield Bond VP	Service	5.32%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Sustainable Equity Income VP	Initial	55.48%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Sustainable Equity Income VP	Initial	15.89%
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Sustainable Equity Income VP	Initial	13.18%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Aegon Sustainable Equity Income VP	Initial	7.90%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Sustainable Equity Income VP	Service	62.70%
TCM Division Transamerica Life Insurance Company Separate Acct A 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Sustainable Equity Income VP	Service	19.95%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Sustainable Equity Income VP	Service	9.76%
82

Name & Address	Portfolio Name	Class	Percent
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon U.S. Government Securities VP	Initial	77.79%
AEGON Financial Partners - Florida Transamerica Life Insurance Company WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon U.S. Government Securities VP	Initial	9.69%
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon U.S. Government Securities VP	Initial	7.73%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon U.S. Government Securities VP	Service	82.60%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon U.S. Government Securities VP	Service	12.91%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica American Funds Managed Risk VP	Service	92.26%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica American Funds Managed Risk VP	Service	7.74%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Government Money Market VP	Initial	54.31%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Government Money Market VP	Initial	15.74%
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Government Money Market VP	Initial	14.94%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Government Money Market VP	Service	92.80%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Government Money Market VP	Service	5.72%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Active Asset Allocation – Conservative VP	Initial	98.62%
83

Name & Address	Portfolio Name	Class	Percent
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Active Asset Allocation – Conservative VP	Service	91.99%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Active Asset Allocation – Conservative VP	Service	5.88%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP	Initial	95.75%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP	Service	90.52%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP	Service	8.49%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Active Asset Allocation – Moderate VP	Initial	90.81%
AEGON Financial Partners - Florida Transamerica Life Insurance Company Separate Account Vul-3 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Active Asset Allocation – Moderate VP	Initial	5.77%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Active Asset Allocation – Moderate VP	Service	93.65%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Active Asset Allocation – Moderate VP	Service	5.94%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Dynamic Allocation – Balanced VP	Service	92.44%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Dynamic Allocation – Balanced VP	Service	7.35%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP	Service	89.70%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP	Service	10.16%
84

Name & Address	Portfolio Name	Class	Percent
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 40 VP	Initial	74.05%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 40 VP	Initial	11.43%
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 40 VP	Initial	7.23%
TCM Division Transamerica Life Insurance Company Retirement Builder Variable Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 40 VP	Initial	5.70%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 40 VP	Service	89.73%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 40 VP	Service	9.77%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 50 VP	Service	91.79%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 50 VP	Service	8.21%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 75 VP	Service	89.42%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 75 VP	Service	10.58%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 100 VP	Service	92.74%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 100 VP	Service	7.26%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica BlackRock Real Estate Securities VP	Initial	36.65%
85

Name & Address	Portfolio Name	Class	Percent
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica BlackRock Real Estate Securities VP	Initial	24.47%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Real Estate Securities VP	Initial	10.08%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Real Estate Securities VP	Initial	7.70%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica BlackRock Real Estate Securities VP	Initial	6.37%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica BlackRock Real Estate Securities VP	Initial	5.99%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Real Estate Securities VP	Service	90.25%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Real Estate Securities VP	Service	5.87%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Tactical Allocation VP	Initial	96.77%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Tactical Allocation VP	Service	92.18%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Tactical Allocation VP	Service	7.27%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Goldman Sachs 70/30 Allocation VP	Service	55.17%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Goldman Sachs 70/30 Allocation VP	Service	29.50%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Goldman Sachs 70/30 Allocation VP	Service	15.33%
86

Name & Address	Portfolio Name	Class	Percent
AEGON Financial Partners - Florida Transamerica Life Insurance Company WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Goldman Sachs Managed Risk – Balanced ETF VP	Initial	65.44%
TCM Division Transamerica Life Insurance Company Separate Account VA Cc 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Goldman Sachs Managed Risk – Balanced ETF VP	Initial	25.24%
TCM Division Transamerica Financial Life Ins Co Tflic Separate Account Vny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Goldman Sachs Managed Risk – Balanced ETF VP	Initial	7.46%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Goldman Sachs Managed Risk – Balanced ETF VP	Service	92.83%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Goldman Sachs Managed Risk – Balanced ETF VP	Service	6.94%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Goldman Sachs Managed Risk – Conservative ETF VP	Initial	74.84%
AEGON Financial Partners - Florida Transamerica Life Insurance Company Separate Account Vul-3 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Goldman Sachs Managed Risk – Conservative ETF VP	Initial	25.16%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Goldman Sachs Managed Risk – Conservative ETF VP	Service	89.50%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Goldman Sachs Managed Risk – Conservative ETF VP	Service	9.57%
AEGON Financial Partners - Florida Transamerica Life Insurance Company WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Goldman Sachs Managed Risk – Growth ETF VP	Initial	81.45%
TCM Division Transamerica Life Insurance Company Separate Account VA Cc 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Goldman Sachs Managed Risk – Growth ETF VP	Initial	7.72%
AEGON Financial Partners - Florida Transamerica Financial Life Ins Co Tflic Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Goldman Sachs Managed Risk – Growth ETF VP	Initial	6.25%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Goldman Sachs Managed Risk – Growth ETF VP	Service	88.63%
87

Name & Address	Portfolio Name	Class	Percent
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Goldman Sachs Managed Risk – Growth ETF VP	Service	10.89%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Great Lakes Advisors Large Cap Value VP	Service	93.11%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Great Lakes Advisors Large Cap Value VP	Service	6.89%
TCM Division Transamerica Life Insurance Company Separate Acct D 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Focus VP	Initial	26.41%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Focus VP	Initial	22.61%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Focus VP	Initial	18.19%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Focus VP	Initial	12.60%
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Focus VP	Initial	9.69%
TCM Division Transamerica Life Insurance Company Separate Acct A 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Focus VP	Initial	7.30%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Focus VP	Service	89.79%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Focus VP	Service	7.23%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Balanced VP	Initial	98.09%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Balanced VP	Service	89.08%
88

Name & Address	Portfolio Name	Class	Percent
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Balanced VP	Service	9.62%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	Initial	53.38%
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	Initial	12.93%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Janus Mid-Cap Growth VP	Initial	9.22%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Janus Mid-Cap Growth VP	Initial	8.58%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	Initial	8.28%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	Service	80.25%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	Service	9.17%
TCM Division Transamerica Life Insurance Company Separate Acct A 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	Service	7.49%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Conservative VP	Initial	65.06%
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Conservative VP	Initial	15.02%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Conservative VP	Initial	13.02%
TCM Division Transamerica Life Insurance Company Retirement Builder Variable Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Conservative VP	Initial	5.64%
89

Name & Address	Portfolio Name	Class	Percent
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Conservative VP	Service	88.87%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Conservative VP	Service	6.07%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Growth VP	Initial	50.59%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Growth VP	Initial	32.45%
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Growth VP	Initial	9.17%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Growth VP	Service	79.02%
TCM Division Transamerica Life Ins Company Separate Account VA U 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Growth VP	Service	11.56%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Moderate Growth VP	Initial	45.34%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Moderate Growth VP	Initial	35.38%
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Moderate Growth VP	Initial	11.82%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Moderate Growth VP	Service	86.60%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Moderate Growth VP	Service	5.19%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Moderate VP	Initial	62.33%
90

Name & Address	Portfolio Name	Class	Percent
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Moderate VP	Initial	16.21%
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Moderate VP	Initial	15.17%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Moderate VP	Service	92.81%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Moderate VP	Service	5.23%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Enhanced Index VP	Initial	40.03%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Enhanced Index VP	Initial	32.81%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Enhanced Index VP	Initial	9.63%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Enhanced Index VP	Initial	7.23%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Enhanced Index VP	Initial	5.98%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Enhanced Index VP	Service	88.53%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Enhanced Index VP	Service	7.21%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan International Moderate Growth VP	Initial	75.79%
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan International Moderate Growth VP	Initial	12.64%
91

Name & Address	Portfolio Name	Class	Percent
AEGON Financial Partners - Florida Transamerica Financial Life Ins Co Tflic Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan International Moderate Growth VP	Initial	8.69%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan International Moderate Growth VP	Service	89.33%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan International Moderate Growth VP	Service	7.12%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Mid Cap Value VP	Initial	31.70%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Mid Cap Value VP	Initial	28.85%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Mid Cap Value VP	Initial	9.98%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Mid Cap Value VP	Initial	9.11%
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Mid Cap Value VP	Initial	6.22%
TCM Division Transamerica Life Insurance Company Em Private Placement 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Mid Cap Value VP	Initial	5.36%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Mid Cap Value VP	Service	92.35%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Mid Cap Value VP	Service	6.79%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Tactical Allocation VP	Initial	57.30%
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Tactical Allocation VP	Initial	33.46%
92

Name & Address	Portfolio Name	Class	Percent
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Tactical Allocation VP	Service	92.01%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Tactical Allocation VP	Service	7.64%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Madison Diversified Income VP	Service	95.72%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Market Participation Strategy VP	Service	92.94%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Market Participation Strategy VP	Service	6.67%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Capital Growth VP	Initial	57.37%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Capital Growth VP	Initial	24.41%
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Capital Growth VP	Initial	10.93%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Capital Growth VP	Service	89.59%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Capital Growth VP	Service	8.68%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP	Service	94.28%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP	Service	5.72%
Morgan Stanley Global Allocation Managed Risk - Balanced VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Morgan Stanley Global Allocation VP	Initial	97.48%
93

Name & Address	Portfolio Name	Class	Percent
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Global Allocation VP	Service	94.30%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Global Allocation VP	Service	5.67%
Transamerica 60/40 Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica MSCI EAFE Index VP	Initial	100.00%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica MSCI EAFE Index VP	Service	89.96%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica MSCI EAFE Index VP	Service	10.04%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Managed Balanced VP	Initial	40.30%
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Managed Balanced VP	Initial	30.27%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Managed Balanced VP	Initial	26.80%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Managed Balanced VP	Service	88.21%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Managed Balanced VP	Service	8.44%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Balanced VP	Initial	95.23%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Balanced VP	Service	93.11%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Balanced VP	Service	6.27%
94

Name & Address	Portfolio Name	Class	Percent
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Conservative VP	Initial	98.21%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Conservative VP	Service	91.42%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Conservative VP	Service	6.82%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Growth VP	Initial	96.31%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Growth VP	Service	87.99%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Growth VP	Service	11.23%
Transamerica 70/30 Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica PineBridge Inflation Opportunities VP	Initial	89.16%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica PineBridge Inflation Opportunities VP	Initial	10.84%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PineBridge Inflation Opportunities VP	Service	91.26%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PineBridge Inflation Opportunities VP	Service	8.74%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica ProFund UltraBear VP	Service	95.97%
TCM Divison Transamerica Life Insurance Company Separate Account VA Dd 4333 Edgewood Rd NE Cedar Rapids IA 52499-0001	Transamerica S&P 500 Index VP	Initial	47.89%
Transamerica 60/40 Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica S&P 500 Index VP	Initial	33.36%
95

Name & Address	Portfolio Name	Class	Percent
TCM Division Transamerica Life Insurance Company Separate Account Fund B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica S&P 500 Index VP	Initial	15.05%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica S&P 500 Index VP	Service	84.51%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica S&P 500 Index VP	Service	15.49%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	Initial	43.36%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	Initial	29.29%
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	Initial	21.05%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	Service	75.75%
TCM Division Transamerica Life Insurance Company Separate Acct A 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	Service	11.27%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	Service	6.14%
TCM Division Transamerica Life Ins Company Separate Account VA U 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	Service	5.21%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica T. Rowe Price Small Cap VP	Initial	30.64%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica T. Rowe Price Small Cap VP	Initial	17.02%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica T. Rowe Price Small Cap VP	Initial	11.42%
96

Name & Address	Portfolio Name	Class	Percent
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica T. Rowe Price Small Cap VP	Initial	8.48%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica T. Rowe Price Small Cap VP	Initial	8.36%
TCM Division Transamerica Life Insurance Company Em Private Placement 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica T. Rowe Price Small Cap VP	Initial	8.07%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica T. Rowe Price Small Cap VP	Initial	5.69%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica T. Rowe Price Small Cap VP	Service	87.02%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica T. Rowe Price Small Cap VP	Service	10.66%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica TS&W International Equity VP	Initial	56.73%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica TS&W International Equity VP	Initial	41.42%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica TS&W International Equity VP	Service	81.10%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica TS&W International Equity VP	Service	9.91%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica WMC US Growth VP	Initial	42.94%
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica WMC US Growth VP	Initial	12.62%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica WMC US Growth VP	Initial	12.29%
97

Name & Address	Portfolio Name	Class	Percent
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica WMC US Growth VP	Initial	11.88%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica WMC US Growth VP	Initial	8.14%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica WMC US Growth VP	Service	71.54%
TCM Division Transamerica Life Insurance Company Separate Acct A 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica WMC US Growth VP	Service	9.14%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica WMC US Growth VP	Service	9.06%
Control Persons
Any shareholder who holds beneficially 25% or more of a portfolio may be deemed to control the portfolio until such time as it holds beneficially less than 25% of the outstanding common shares of the portfolio. Any shareholder controlling a portfolio may be able to determine the outcome of issues that are submitted to shareholders for vote, and may be able to take action regarding the portfolio without the consent or approval of the other shareholders.
To the knowledge of the Trust, as of April 3, 2023, the following persons held beneficially 25% or more of the outstanding shares of the portfolio indicated.
Unless otherwise noted, the address of each investor is c/o TAM, 1801 California Street, Suite 5200, Denver, CO 80202.
Name & Address	Portfolio Name	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica 60/40 Allocation VP	93.62%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Aegon Bond VP	38.17%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Core Bond VP	43.39%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Aegon Core Bond VP	38.06%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon High Yield Bond VP	59.88%
98

Name & Address	Portfolio Name	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon Sustainable Equity Income VP	36.77%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Aegon U.S. Government Securities VP	68.14%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica American Funds Managed Risk VP	92.26%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Government Money Market VP	70.20%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Active Asset Allocation – Conservative VP	90.42%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP	84.76%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Active Asset Allocation – Moderate VP	93.42%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Dynamic Allocation – Balanced VP	92.44%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP	89.70%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 40 VP	82.27%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 50 VP	91.79%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 75 VP	89.42%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock iShares Edge 100 VP	92.74%
99

Name & Address	Portfolio Name	Percentage of Portfolio Owned
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica BlackRock Real Estate Securities VP	29.73%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Tactical Allocation VP	89.72%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Goldman Sachs 70/30 Allocation VP	55.17%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Goldman Sachs 70/30 Allocation VP	29.50%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Goldman Sachs Managed Risk – Balanced ETF VP	92.73%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Goldman Sachs Managed Risk – Conservative ETF VP	89.49%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Goldman Sachs Managed Risk – Growth ETF VP	88.45%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Great Lakes Advisors Large Cap Value VP	93.11%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Focus VP	25.09%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Balanced VP	87.86%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	42.08%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Conservative VP	72.37%
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Growth VP	36.21%
100

Name & Address	Portfolio Name	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Moderate Growth VP	67.08%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Asset Allocation - Moderate VP	85.78%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Enhanced Index VP	38.03%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica JPMorgan Enhanced Index VP	31.17%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan International Moderate Growth VP	86.31%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Mid Cap Value VP	61.83%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica JPMorgan Tactical Allocation VP	86.71%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Madison Diversified Income VP	95.72%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Market Participation Strategy VP	92.94%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Capital Growth VP	49.35%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Capital Growth VP	25.77%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP	94.28%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Morgan Stanley Global Allocation VP	75.03%
101

Name & Address	Portfolio Name	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica MSCI EAFE Index VP	79.53%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Managed Balanced VP	70.54%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Balanced VP	91.84%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Conservative VP	87.27%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica PIMCO Tactical - Growth VP	84.11%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Pinebridge Inflation Opportunities VP	91.19%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica ProFund UltraBear VP	95.97%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica S&P 500 Index VP	72.67%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	32.37%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica T. Rowe Price Small Cap VP	45.61%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica TS&W International Equity VP	36.68%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica TS&W International Equity VP	28.67%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica TS&W International Equity VP	26.78%
102

Name & Address	Portfolio Name	Percentage of Portfolio Owned
AEGON Financial Partners - Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica WMC US Growth VP	38.59%
Transamerica Life Insurance Company is organized in Iowa and is wholly owned by Commonwealth General Corporation, which is wholly owned by Transamerica Corporation, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.
The asset allocation portfolios are series of the Trust.
Management Ownership
To the knowledge of the Trust, as of April 3, 2023, the Trustees and officers as a group owned less than 1% of any class of each portfolio’s outstanding shares.
Further Information About the Trust and the Portfolios
Because Trust shares are sold to Separate Accounts established to receive and invest premiums received under Policies and purchase payments received under the Contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance Separate Accounts of the Life Companies to invest in the Trust simultaneously. Neither the Life Companies nor the Trust currently foresees any such disadvantages or conflicts. Any Life Company may notify the Trust’s Board of a potential or existing conflict. The Trust’s Board will then determine if a material conflict exists and what action, if any, is needed.
Such action could include the sale of Trust shares by one or more of the Separate Accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by the Policyowners. The Trust’s Board might conclude that separate portfolios should be established under the Separate Accounts. If this happens, the affected Life Companies will bear the attendant expenses of establishing separate portfolios. As a result, Policyowners would no longer have the economies of scale typically resulting from a larger combined portfolio.
The Trust offers shares of each portfolio. All shares of a portfolio have equal voting rights, but only shares of a particular portfolio are entitled to vote on matters concerning only that portfolio. Each of the issued and outstanding shares of a portfolio is entitled to one vote and to participate equally in dividends and distributions declared by the portfolio and, upon liquidation or dissolution, to participate equally in the net assets of the portfolio remaining after satisfaction of outstanding liabilities. The shares of a portfolio, when issued, will be fully paid and nonassessable, have no preferences, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights.
The Trust is organized as a Delaware statutory trust. Delaware law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of the Trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Trust’s Amended and Restated Declaration of Trust (“Declaration”) dated as of December 10, 2015, and the Trust’s Bylaws, as may be amended from time to time. Every shareholder, by virtue of purchasing shares and becoming a shareholder, agrees to be bound by the terms of the Declaration. Some of the more significant provisions of the Declaration are described below.
Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Trustees without seeking the consent of shareholders. A portfolio is not required to hold an annual meeting of shareholders, but a portfolio will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the net asset value, in U.S. dollars, of those shares determined at the close of business on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.
Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by a vote of the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.
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Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust, that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.
Issuance and Redemption of Shares. A portfolio may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the prospectus of a portfolio, when issued, will be fully paid and non-assessable. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A portfolio may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a portfolio with identification required by law, or if the portfolio is unable to verify the information received from the shareholder or the shareholder fails to provide the required information. In addition, as discussed below, shares may be redeemed in connection with the closing of small accounts.
Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose in writing to a portfolio information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a portfolio may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.
Small Accounts. The Declaration provides that a portfolio may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a portfolio to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a portfolio and requires the portfolio to indemnify a shareholder against any loss or expense arising from any such liability. A portfolio will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.
The Declaration provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or any series, in connection with the affairs of the Trust. The Declaration also provides that no Trustee, officer or employee of the Trust owes any duty to any person (including without limitation any shareholder), other than the Trust or any series. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.
The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.
The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.
Derivative and Direct Actions. The Declaration provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a portfolio or its shareholders as a result of spurious shareholder claims, demands and derivative actions.
Prior to bringing a derivative action, the Declaration requires that a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected portfolios. The Trustees have a period of 90 days, which may be extended by up to an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand (or a committee comprised of some or all of such Trustees), with the assistance of counsel who may be retained by such Trustees on behalf and at the expense of the Trust, determine that a suit should be maintained, then the Trust will commence the suit and the suit generally will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the portfolios, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a
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demand is rejected, each complaining shareholder will be responsible, jointly and severally with any and all other complaining shareholders, for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose.
The Declaration provides that no Shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the series or class, generally. Under the Declaration, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.
If a derivative or direct action is brought in violation of the Declaration, each shareholder who commences or maintains such action will be required. jointly and severally, to reimburse the Trust for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action if the action is dismissed on the basis of the failure to comply with the Declaration. In addition, if a court determines that any derivative action has been brought without reasonable cause or for an improper purpose, the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action will be borne, jointly and severally, by each shareholder who commenced the action.
The Declaration further provides that a portfolio shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder bringing a derivative or direct claim only if required by law, and any attorneys’ fees that the portfolio is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or a portfolio be brought only in the U.S. District Court for the Southern District of New York, or if not permitted to be brought in federal court, then in the New York Supreme Court sitting in New York County with assignment to the Commercial Division to the extent such assignment is permitted under the applicable court rules, and that the right to jury trial be waived to the fullest extent permitted by law.
Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class. Each share of a portfolio, as a series of the Trust, represents an interest in the portfolio only and not in the assets of any other series of the Trust. The shares of beneficial interest of the Trust are divided into two classes: Initial Class and Service Class. Not all portfolios offer both classes of shares.
Only the Separate Accounts of the Life Companies and the Asset Allocation Portfolios may hold shares of the Trust and are entitled to exercise the rights as described above. To the extent required by law, the Life Companies will vote the Trust’s shares held in the Separate Accounts, including Trust shares which are not attributable to Policyowners, at meetings of the Trust, in accordance with instructions received from persons having voting interests in the corresponding sub-accounts of the Separate Accounts. The Life Companies will vote portfolio shares held in the Separate Accounts for which no timely instructions are received from the Policyowners, as well as shares they own, in the same proportion as those shares for which such Life Company receives voting instructions, thus a small number of Policyowners could determine the outcome of a vote. A portfolio is not required to hold an annual meeting of shareholders, but a portfolio will call special meetings of shareholders whenever required by the 1940 Act, or by the terms of the Declaration. If the 1940 Act or any regulation thereunder should be amended, or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote the Trust’s shares in their own right, they may elect to do so. The rights of Policyowners are described in more detail in the prospectuses or disclosure documents for the policies and the annuity contracts, respectively.
Taxes
Shares of the portfolios are offered only to the Separate Accounts, which fund the Policies and Contracts, and to the Asset Allocation Portfolios and to other portfolios. See the respective prospectuses for the Policies and Contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and of the Policies, the Contracts and the holders thereof.
Each portfolio has either qualified, and expects to continue to qualify, or will qualify in its initial year, and expects thereafter to continue to qualify, for treatment as a regulated investment company (a “RIC”) under the Code. In order to qualify for that treatment, a portfolio must distribute to its stockholders for each taxable year at least the sum of 90% of its investment company taxable income, computed without regard to the dividends-paid deduction, and 90% of its net exempt-interest income, if any. Each portfolio must also meet several other requirements. These requirements include the following: (1) the portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Income Requirement”); (2) at the close of each quarter of the portfolio’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities (limited in respect of any one issuer of such
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other securities to an amount not greater than 5% of the value of the portfolio’s total assets and to not more than 10% of the outstanding voting securities of the issuer); and (3) at the close of each quarter of the portfolio’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, in those of two or more issuers that the portfolio controls and that are engaged in the same or similar trade or business, or in those of one or more qualified publicly traded partnerships. If each portfolio qualifies as a RIC and timely distributes to its shareholders substantially all of its net income and net capital gain, then each portfolio should have little or no income taxable to it under the Code.
As noted in the prospectus, certain Separate Accounts are required to meet diversification requirements under Section 817(h) of the Code and the regulations thereunder in order for the Policies and Contracts funded by those Separate Accounts to qualify for their expected tax treatment. Such requirements place certain limitations on the proportion of a Separate Account’s assets that may be represented by any four or fewer investments. Specifically, such a Separate Account must in general diversify its holdings so that on the last day of each calendar quarter (or within 30 days after such last day) no more than 55% of its assets are represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For purposes of Section 817(h) of the Code, all securities of the same issuer are treated as a single investment, all interests in the same real property project are treated as a single investment, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of any particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.
If a portfolio qualifies as a RIC and its shares are held only by certain tax-exempt trusts and separate accounts and certain other permitted investors (including the Asset Allocation Portfolios and certain other portfolios if they are themselves only owned by those permitted investors), the Section 817(h) diversification requirements will be applied by looking through to the assets of the portfolio, rather than treating the interest in the portfolio as a separate investment of each Separate Account investing in the portfolio. Each portfolio intends to comply with the Section 817(h) diversification requirements so that, assuming such look-through treatment is available, any Separate Account invested wholly in that portfolio would satisfy those diversification requirements.
If a portfolio fails to qualify for treatment as a RIC, the portfolio will be subject to federal corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders), and distributions to its shareholders will constitute ordinary income to the extent of such portfolio’s available earnings and profits. In addition, if a portfolio fails to qualify as a RIC, fails to comply with the diversification requirements of Section 817(h) of the Code and the regulations thereunder, or fails to limit the holding of portfolio shares to the permitted investors described above, then Policies and Contracts funded by that portfolio (or by any Asset Allocation Portfolio or other portfolio invested in that portfolio) might not qualify as life insurance policies or annuity contracts under the Code, and Policyowners could be currently taxed on all investment earnings under their Policies and Contracts that have accrued during or prior to the year in which the failure occurs. In such a case, current taxation could also be required in all future taxable periods. For additional information concerning the consequences of failure to meet the requirements of Section 817(h), see the prospectuses for the Policies or the Contracts. Under certain circumstances, a portfolio may be able to cure a failure to meet the requirements for qualification as a RIC, but in order to do so, the portfolio may incur significant portfolio-level taxes and may be forced to dispose of certain assets.
For a Policy or a Contract to qualify for tax-favored treatment, assets in the Separate Accounts supporting the Policy or Contract must be considered to be owned by the insurance company and not by the Policyowner. Under U.S. tax law, if a Policyowner has excessive control over the investments made by a Separate Account, the owner will be taxed currently on income and gains from the account or portfolio.
Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the policy or contract or the relationship between the policy or contract and a separate account or underlying portfolio. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable policy or contract, whether the policy or contract offers access to portfolios that are available to the general public, the number of transfers that a policy or contract owner may make from one investment option to another, and the degree to which a policy or contract owner may select or control particular investments.
With respect to this first aspect of investor control, the relationship between the portfolios and the Policies and Contracts is designed to satisfy the current expressed view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the portfolios reserve the right to make such changes as are deemed necessary or appropriate to reduce the risk that a Policy or Contract might be subject to current taxation because of investor control.
The second way that impermissible investor control might exist concerns actions of Policyowners. Under the IRS pronouncements, a Policyowner may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. A Policyowner thus may not select or direct the purchase or sale of a particular investment of a portfolio. All investment decisions concerning the portfolios must be made by the portfolio managers in their sole and absolute discretion, and not by a Policyowner.
Furthermore, under the IRS pronouncements, a Policyowner may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the portfolios.
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The IRS may issue additional guidance on the investor control doctrine, which might further restrict Policyowners’ actions or features of Policies or Contracts. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax Policyowners currently on income and gains from the portfolios such that Policyowners would not derive the tax benefits normally associated with variable life insurance or variable annuities. Such an event may have an adverse impact on the Policies and Contracts.
Under the Code, RICs are generally subject to a nondeductible 4% federal excise tax on a portion of their undistributed ordinary income and capital gain net income if they fail to meet certain distribution requirements. However, the Code includes an exception for certain RICs held only by segregated asset accounts of life insurance companies in connection with variable contracts and by certain other holders, including other RICs that would themselves qualify for the exception. The portfolios intend to qualify for this exception and accordingly do not expect to be subject to the excise tax. To the extent they do not qualify for the exception, the portfolios intend to make any required distributions in a timely manner.
The following paragraphs are intended to disclose risks of certain investments that the portfolios may make either directly themselves or indirectly through investments of underlying portfolios. Thus, references in the following paragraphs to one or more “portfolios” should be read to include, as applicable, references to one or more “underlying portfolios”.
If a portfolio invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the portfolio elects to include market discount in income currently), the portfolio will accrue income on such investments for each taxable year, prior to the receipt of corresponding cash payments. However, the portfolio must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), generally including such accrued income, to qualify for treatment as a RIC under the Code and avoid U.S. federal income tax and, if applicable, excise tax. Therefore, the portfolio may have to dispose of portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the portfolio.
Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of its business interest income plus certain other amounts. If a portfolio earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. A portfolio’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, a portfolio’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income (which would generally include exempt-interest income). To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of its shares and must not have hedged its position in the shares in certain ways.
The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the portfolios. Income from the disposition of foreign currencies, and income from transactions in options, futures, and forward contracts derived by a portfolio with respect to its business of investing in securities or foreign currencies, generally will qualify as permissible income for purposes of the Income Requirement.
Portfolios investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. The investment yield of any portfolio that invests in foreign securities or currencies would be reduced by any such foreign taxes. Policyowners investing in such portfolios indirectly bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes.
If more than 50% of a portfolio’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, that portfolio may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the portfolio for that taxable year. If at least 50% of a portfolio’s total assets at the close of each quarter of a taxable year consist of interests in other regulated investment companies, the portfolio may make the same election and pass through to its shareholders their pro rata shares of qualified foreign taxes paid by those other regulated investment companies and passed through to the portfolio for that taxable year. If a portfolio so elects, shareholders would be required to include the passed-through taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.
If a portfolio acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties, or capital gain) or that hold at least 50% of their average total assets over the taxable year in investments that produce (or that are held for the production of) such passive income (“passive foreign investment companies”), that portfolio could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies and gain from the sale of stock in such companies, even if all income or gain actually received by the portfolio is timely distributed to its shareholders. The
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portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, Policyowners of Policies and Contracts investing in such portfolios ultimately would bear the cost of these taxes and interest charges. Certain elections, including a qualified electing fund election, may ameliorate these adverse tax consequences. Any such election, however, may require the applicable portfolio to recognize taxable income or gain without the concurrent receipt of cash, and the portfolio must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify for treatment as a RIC under the Code and avoid U.S. federal income and excise taxes. Any portfolio that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize or reduce its tax liability.
If a sufficient portion of the interests in a foreign issuer are held by a portfolio, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the portfolio, in which case the portfolio will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. A portfolio may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid portfolio-level taxes. A portfolio may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.
Certain portfolios may invest in ETFs and ETNs. Depending on an ETF’s structure and its underlying investments, an ETF may produce income that is not permissible income for purposes of the Income Requirement. Any portfolio that invests in ETFs will limit and/or manage its holdings of ETFs with a view to complying with the requirements for qualification as a RIC. For tax purposes, ETNs are generally treated as debt obligations of the issuer, which generally produce permissible income for purposes of the Income Requirement.
Each portfolio (other than the Transamerica BlackRock Government Money Market VP) will report to the IRS the amount of sale proceeds that a shareholder receives from a sale or exchange of portfolio shares. For sales or exchanges of shares acquired on or after January 1, 2012, each portfolio (other than the Transamerica BlackRock Government Money Market VP) will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the sale or exchange (i.e., short-term or long-term). If a shareholder has a different basis for different shares of a portfolio in the same account (e.g., if a shareholder purchased portfolio shares in the same account when the shares were at different prices), the portfolio or the shareholder’s service agent (banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the portfolios’ distributor to sell shares of the applicable portfolio), as applicable, will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The portfolio’s default method for calculating basis will be the average cost method. A shareholder may elect, on an account-by-account basis, to use a method other than average cost by following procedures established by the portfolio or the shareholder’s service agent, as applicable. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder elects to use a different method of basis calculation, the application of that method will depend on whether shares in an account have already been sold or exchanged. For information regarding available methods for calculating cost basis and procedures for electing a method other than the average cost method, shareholders who hold their shares directly with a portfolio may call the portfolio at 1-800-851-9777 Monday through Friday during the hours of operation as posted on the portfolios’ web site at www.transamerica.com/contact-us. Shareholders who hold shares through a service agent should contact the service agent for information concerning the service agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average cost method or electing another method of basis calculation.
The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the portfolios’ activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for the Policies and Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Policies, the Contracts and the Policyowners.
Financial Statements
The audited financial statements and financial highlights for each applicable portfolio as of December 31, 2022 have been filed with the SEC as part of the Annual Report of the Trust on March 3, 2023 (SEC Accession #0001193125-23-059204), and are hereby incorporated by reference into this SAI.
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Appendix A – Proxy Voting Policies
Aegon Asset Management UK plc
ACTIVE OWNERSHIP Policy
SCREENING & MONITORING
ENGAGEMENT
VOTING
CONFLICTS OF INTERESTS
RECORD RETENTION
APPENDIX: CORPORATE GOVERNANCE GUIDELINE
Responsible Investment (RI) is an integral part of Aegon Asset Management’s (Aegon AM) investment approach. We believe good stewardship is an essential part of our responsibility as a provider of capital to investee companies on behalf our clients. This Active Ownership Policy is aimed at enhancing long-term value creation by our investee companies and consequently improving the long-term risk-adjusted returns of our clients’ portfolios. We actively seek to work with relevant stakeholders and the companies in which we invest to address complex Environmental, Social and Governance (ESG) challenges that are in line with the interests of our clients.
This Policy describes how we implement engagement on behalf of our clients generally but may be varied upon instruction from the asset owners that grant us the mandate to invest on their behalf. It is part of a framework of relevant policies including our Conflicts Of Interest Policy which together guide and explain the implementation of our engagement with investee companies.
Our active ownership consists of four key pillars: screening and monitoring, engagement, voting and shareholder litigation.
This policy is written in compliance with the requirements of the EU Shareholder Rights Directives and Hungarian Law 2019. LXVII. §9, stipulating the adoption of an active ownership policy, as well as the SEC Investment Advisers Act.
The scope of our stewardship activities extends to investments in all corporate entities, including equities and fixed income instruments, both listed and non-listed. Stewardship actions and outcomes under this Policy are in line with our commitments under the UK and Dutch Stewardship Codes1.
1 Aegon Asset Management’s legal entities in the UK and the Netherlands are signatories to the respective Stewardship Codes. As such, compliance with the respective Code is assured only by the signatory entities. However, Aegon AM endeavors on a best efforts basis to apply the Code respective to its holdings across its legal entities globally.
Screening & Monitoring
As a prudent asset manager, Aegon AM monitors investments in its managed portfolios. Aegon AM's overall objective is to ensure that the companies in which the portfolios invest in operate in accordance with its investment objectives.
Our investment managers and RI team continually monitor and engage with the companies in which we invest. Working together, these teams enhance our understanding of the companies in which we invest and help to protect the interests of our clients, enabling material non-financial information to be incorporated into our investment analysis and decision-making. Our approach to integrating ESG is outlined in our Responsible Investment Framework.
Aegon AM interacts with investee companies and external asset managers, where so appointed, in order to monitor investee companies on material issues, including strategy, business model, capital structure, risk, corporate governance and actions as well as on its social and environmental impacts. Material issues are those matters that are likely to significantly affect the company’s ability to create long-term value.
We recognize that companies operate under significantly different conditions, so we endeavor to be reasonable and pragmatic in our approach to monitoring and engagement, giving due consideration to each company’s specific circumstances and the market in which it operates. Our governance and disclosure guidelines are outlined in further detail in the Appendix.
Engagement
We believe that actively engaging with companies to improve ESG performance and corporate behavior is generally more effective than excluding companies from our investment universe. In terms of the standards that we follow when engaging with investee companies, we consider the UK and Dutch Stewardship Codes and the Principles for Responsible Investment.
If we have concerns about a specific issue, we may enter an active dialogue with the company, either directly or collectively with other shareholders. Wider engagement with other stakeholders, such as employee unions and non-governmental organizations, may also form part of our engagement activities.
Participating in collaborative engagement with other like-minded investors can sometimes be the best course of action. We seek to strengthen our investor voice in engagement by actively participating in collaborative engagement platforms such as the Principles for Responsible Investment, UK Investor Forum, Institutional Investors Group on Climate Change and Eumedion.
Our preference is for engagement with companies to be private and confidential. This enables an open discussion that hopefully leads to resolution of our concerns. Engagement dialogues are conducted by investment managers, research analysts and the RI team.

Progress on engagements is regularly monitored and discussed internally. If following engagement we still have concerns, we may escalate our activities to include additional meetings with executive management, meeting with non-executive board members, expressing concerns through the company’s advisors and voting against the company at its annual general meeting or extraordinary general meeting. We may adapt our approach by seeking collaboration with other like-minded investors. In some instances, we may even reduce or sell our holding, subject to appropriate approvals in non-discretionary client mandates.
Engagements are typically initiated following one of three potential triggers. First, we engage when we identify long-term financial risks arising from ESG issues as part of our research process or through separate monitoring on topics such as climate change, health and diversity. Second, we engage with companies that do not comply to our clients’ standards as outlined in specific mandates. We use our influence as an investor to encourage these companies to meet the ESG norms outlined in our clients’ policies. Finally, engagement is also conducted in relation to specific RI strategies that actively seek to encourage certain corporate ESG behavior.
After engagement, we endeavor to closely follow the progress made by the company. We report on our engagement activities on a regular basis to our clients and on our website. Systematic screening, up-to-date recording of our activity, and reviews of our objectives allow us to measure progress. We formally review our engagement activities each year as part of our obligations under the Principles for Responsible Investment, EU Shareholder Rights Directives, Dutch and UK Stewardship Codes, and updates on our engagement activity are regularly provided on our website. Engagement progress is systematically shared among the RI team, research analysts and investment managers to ensure investment decisions are taken based on the most comprehensive information possible.
Voting
In mandates for which we have the discretion to take voting decisions on behalf of our clients
Aegon AM is generally supportive of investee companies’ management. Aegon AM uses its voting rights in the interests of its clients. In most cases, this also means that companies must comply with the standards approved by the relevant stock exchange in which their shares are listed.
We aim to ensure that voting rights are exercised in an informed manner, to enhance long-term value creation and promote best practice ESG policies, disclosure and performance by investee companies.
We consider and vote all shareholder meetings of UK and Dutch companies in which we invest. In most cases, this means the company must follow the UK or Dutch Corporate Governance Code respectively, which set out best practices on corporate governance. However, we recognize that not all companies are the same and we strongly support the ‘comply or explain’ model of corporate governance. For this approach to work, companies must be willing to provide good quality and detailed explanations of the reasons for deviation from established best practice.
When companies seek to adopt a different approach from the respective Corporate Governance Code, we recommend consideration of the Investment Association guidelines which can be found at: https://www.ivis.co.uk/guidelines/
We also vote the shares of companies outside the UK and the Netherlands where our shareholding is greater than or equal to 0.1% or where clients have specifically instructed us to do so. In these instances, we follow the appropriate regional best practice where this is defined. Where this is not defined, we look to international best practice codes such as the Organization for Economic Co-Operation and Development Principles of Corporate Governance.
Where we have a voting-related concern, within practical limits we contact the company ahead of the meeting to discuss. With respect to companies in our active internally-managed equity portfolios, when we vote against or abstain on an issue, we also write to the company explaining why we have done so.
We use the voting advisory services of proxy advisors. In the UK, we review all governance issues on a case-by-case basis and in a pragmatic manner, with input from both the RI team and our investment managers.
We record all votes cast and other relevant responsible investment activity. These records allow us to monitor each company’s progress towards compliance with the appropriate governance codes and to demonstrate to our clients the approach we have taken. We report our voting behavior with an explanation of the most significant votes. Our voting behavior related to our UK operations is externally audited on an annual basis.
Where appropriate, we may attend the general meetings of the companies in which we invest. Where we exercise our right to submit a request for convening an extraordinary general meeting or for tabling a shareholder resolution at a general meeting of an investee company, we consult the company’s board prior to exercising this right. We are present or represented at such meetings in order to explain the respective resolution.
Our normal practice is to agree engagement and significant voting decisions between our RI team and the relevant investment manager. Where controversial issues are identified or there is disagreement, we escalate the issue to the appropriate Global Chief Investment Officer and their decision is final.
Where equities are lent, in accordance with mandates, we endeavor to have them returned to facilitate voting activities.

In mandates for which we do not have the discretion to take voting decisions on behalf of our clients
Certain clients may choose to retain the discretion to exercise their voting rights according to their own policies. Where these clients have voting policies that are different from our standard approach, we have set up procedures to allow us to implement votes in line with the client’s requirements and policies.
Conflicts of Interest
Investment management is Aegon AM’s only business, ensuring we have no competing priorities or distractions. Our client-centered culture ensures that everyone in the business is committed to acting in the best interests of our investors.
We recognize that situations may arise that could lead to conflicts of interest. Such considerations are covered in our Conflicts of Interest Policy.
Our overriding principle when considering any such conflicts is Treating Customers Fairly (“TCF”). The obligations under TCF ensure that we identify our fiduciary responsibilities and act accordingly in the best interests of our clients.
Examples of conflicts of interest that may arise during our stewardship activities include: when an investee company is also a client or business partner; where we own both debt and equity in a given company; or where directors of an investee company also sit on the board of Aegon AM or our parent company Aegon NV.
In such instances, we always prioritize the interests of clients. Should conflicts arise, we escalate the final decision-making on stewardship issues to the appropriate Global Chief Investment Officer. Where decisions involve a deviation from our Active Ownership Policy, we record this and document the rationale for the decision. Our legal and compliance teams may also be consulted as appropriate.
Aegon AM does not vote shares that it may hold in its parent company, Aegon NV.
Record Retention
Aegon AM maintains the following records of its proxy voting and engagement activities, in accordance with the SEC Investment Advisers Act, Rule 204-2(c)(2):
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Its Active Ownership Policy and Corporate Governance Guidelines
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Proxy statements received, whether voted or not
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Records of votes cast and correspondence with companies
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Records of client requests on how proxies were voted; and
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Any documents prepared by Aegon AM that were material to making a decision on how to vote or that memorized the basis for the decision
These records allow us to monitor each company’s progress towards compliance with the appropriate governance codes and to demonstrate to our clients the approach we have taken. Details of our voting activity are available upon client request and at no further cost and information on how we have voted proxies on behalf of clients. All documents will be kept for no less than five years.
Updated January 2023

Appendix: Corporate Governance Guidelines
These guidelines are applicable to mandates for which we have the discretion to take voting decisions on behalf of our clients. Certain clients may choose to retain the discretion to exercise their voting rights and engage with companies according to their own policies. In those cases, we have set up procedures to allow us to implement engagement and voting in line with client requirements and policies.
1. Board
Companies should be headed by an effective board that is of sufficient size without becoming unwieldy. The directors (both executive and nonexecutive) are responsible for the long-term success of the company by exercising effective oversight. They are primarily accountable to the shareholders for ensuring that appropriate processes in place to:
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Set and monitor the strategy;
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Oversee management and implementation; and
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Set and review an appropriate risk appetite for the business.
Boards therefore need an appropriate balance of executive and nonexecutive directors, so that no individual or group can inappropriately dominate the discussions and decision-making of the board. Furthermore, there is a compelling business case for strong and diverse leadership teams in terms of skills, knowledge, experience and gender that will support the operations of the business and its strategy.
We expect succession planning, sufficient induction and on-going training, updates and board evaluations (both internal and external) to be considered carefully. All directors should have the ability to commit sufficient time to the company to ensure they can fulfil their responsibilities. As such we consider the external responsibilities of directors when reviewing the composition of boards.
Board committees should be comprised of non-executive directors only and the majority of them should be independent. In the case of the audit committee, we expect all directors to be independent with an adequate knowledge of accounting and finance.
Independent directors should not be connected with the executive management and should not have any relationships that could appear to affect their judgment. We use the definition of independence set out by the UK Corporate Governance Code. This suggests that a non-executive director is not independent if he or she:
•
Was an employee within the last five years;
•
Had a material business relationship with the company (directly or indirectly) within the last three years;
•
Has remuneration other than the director’s fee (no involvement in share option or performance-linked schemes, not a member of the pension scheme);
•
Has close family ties with directors, senior employees or company advisers;
•
Has cross directorships or significant links with other directors;
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Is a representative of a significant shareholder; or
•
Has served on the board for more than nine years.
We support annual re-election of directors on individual resolutions. Where this is not best practice we expect election to be at least every three years.
A senior independent director should be appointed and identified in the annual report. He or she should be available to meet shareholders to discuss issues that have not been settled through the normal channels of the chairman and the chief executive.
Companies should adequately report on the membership and attendance of board and committee meetings.
Voting Actions
Where we have concerns with the structure or effectiveness of the board or a particular committee, we will not support the election or re-election of relevant directors.
By supporting appropriate appointments we accept our role as institutional investors in monitoring the progress that UK companies are making to increase boardroom diversity.
2. Role of chairman
The chairman has an important role in providing leadership of the board. It is the responsibility of the chairman to manage the board agenda and ensure that information is provided in a timely manner to board members. He or she should ensure that board discussions are open and effective, with constructive challenge where necessary.
As such, we believe the roles of chairman and chief executive are distinct and separate. While we acknowledge that there may be exceptional circumstances as to why the roles may be combined for a limited period, we believe that the company is better served when the decision-making powers are not concentrated in a single individual.

In markets where the combination of roles is not uncommon, we expect there to be a lead independent director to assume some of the responsibilities we would normally expect to be carried out by the chairman. We also look for there to be sufficient independent representation on the board.
We expect the chairman, or the senior independent director, to ensure the board is aware of concerns raised by investors, especially if there has been a sizeable dissent at a general meeting.
Voting Actions
We generally vote against proposals to combine the roles of chairman and chief executive. If the roles are already combined, then companies must prove that the board is sufficiently balanced.
We also generally vote against any proposal for a chief executive to move directly to being chairman of the same company, unless there are exceptional circumstances.
3. Remuneration
Executive compensation remains a controversial subject. Concerns about the gap between executives and the general workforce; the complexity of remuneration packages; and links between pay and performance are common.
It is therefore crucial that remuneration committees should take a prudent approach when deciding on executive compensation. The remuneration committee should consist of a majority of independent directors and should review remuneration at least annually. Where the remuneration committee takes advice from independent remuneration advisors, this should be explained in the remuneration report and the associated costs should be disclosed.
We encourage companies to limit the use of benchmarking data, which has contributed to the upward ratcheting of pay over the past few decades. This kind of data should only be used as a starting point and care should be taken in choosing comparators to ensure they truly reflect the company’s circumstances.
We examine the remuneration policies of the companies in which we invest on behalf of clients. We therefore expect companies to make appropriate disclosures on executive pay and awards that allow us to assess the company’s remuneration strategy. The best remuneration strategies are clear and understandable.
We expect pay and awards to be set in a manner that aligns the interests of executives with the interests of the company’s shareholders and at levels that attract, retain and motivate, without being excessive.
Alignment is often best achieved by executives building up significant equity stakes in the companies that they manage.
Executive compensation should be a balance between fixed pay and variable pay. The variable pay should be in the form of an annual bonus and one long-term incentive plan.
There should be a shareholder vote on executive compensation.
Annual bonus
The annual bonus should have targets set according to company strategy and these should be fully disclosed, not least, on a retrospective basis. Companies should not make bonus payments and option grants to reward one-off events. This is because it is often difficult to assess how successful events such as mergers or acquisitions will be until a considerable time after the event.
Where they are quantifiable, we recommend relevant environmental and social performance conditions being incorporated into the annual bonus.
Longer-term incentive plans
Longer-term incentive plans (LTIPs) should have a clear link to the long term experience of shareholders in a company. LTIP performance conditions should be clearly disclosed and should be challenging so that full vesting only occurs for genuinely superior performance. Performance should be measured over a minimum of three years and preferably five years.
Where they are quantifiable, we recommend relevant environmental and social performance conditions being incorporated into the LTIP.
Companies should not change the performance conditions of share based incentive schemes without prior shareholder approval. Neither should they reset the price of share options after the options have been issued, or compensate for awards that failed to vest.
We do not generally support Value Creation Plans, where the vesting of the rewards is solely dependent on increasing the value of the company, as we believe these arrangements can reflect general market conditions rather than the skill of the management. Neither do we typically support long-term incentive plans that depend on pre-grant criteria or short-term performance measures. Nor do we believe retention plans are appropriate.
Clawback and Malus provisions should be appropriate so that individual or group failings can be addressed.
We also expect the remuneration committee to have necessary flexibility to exercise discretion where appropriate, however, we expect this to be fully explained in the subsequent annual report.

Service contracts
Service contracts should not exceed one year. With the exception of new directors who may need longer contracts, we will generally vote against the election of directors whose notice period is more than one year. For new executive directors, after the initial period, we encourage the contract to be reduced to one year or less without any compensation payments being paid.
Furthermore, we do not support directors’ service contracts which provide for unmitigated or liquidated damages in the event of early termination or a change in control of the company and the amounts involved exceed one year’s salary. Neither are we supportive of payments for termination where individuals continue to be employed.
Recruitment arrangements
Recruitment arrangements may include buy-out of existing awards at a previous employer. However, these should be valued on a like-for-like basis and should be subject to performance criteria. Careful consideration should be given to the likelihood of pay-out. Cash awards should only be used in exceptional circumstances.
Pension contributions and shareholding guidelines
Pension contributions should be on the same terms as the rest of the company’s employees and shareholding guidelines should be meaningful versus annual compensation i.e. typically in line with the maximum annual grant from the long-term incentive plan.
Voting Actions
We consider executive compensation at each company on an individual basis. However, where we feel the policy or the outcome has not been balanced and proportionate, or lacks linkage to shareholder experience or strategy we will oppose the resolutions on remuneration and the re-election of the remuneration committee members.
4. Shareholder rights
We believe in the principle of one share, one vote. This ensures that a shareholder’s economic interests are consistent with their ability to influence company management.
We will not support proposed changes to a company’s memorandum and articles of association that erode shareholders’ rights or are otherwise inconsistent with the interests of existing shareholders.
Share blocking is an issue in some markets, whereby holders are restricted from selling their shares between the time when the vote is cast and the close of the company meeting. As investors we are mindful of the risks that share blocking presents and will typically not vote in markets where it is a significant issue.
Voting Actions
We will oppose any resolutions that erode shareholder rights and may be unwilling to support reelection of directors if appropriate.
5. Capital management
Good capital management is essential for the long term success of a business. Shareholders benefit from understanding the approach to capital management in terms of the company strategy for M&A, buybacks and dividends.
We strongly support the principle of pre-emption rights for existing shareholders. We expect companies to comply with the standard institutional pre-emption guidelines as defined in their own markets.
We appreciate full disclosure of the company policy on use of the authorities sought at general meetings. If there is an exceptional circumstance that seeks a greater authority than is standard, we would expect full justification and engagement with shareholders.
We expect companies to disclose the impact of the capital management on the remuneration arrangements, So that we can understand the driving factors in the decision making process.
Voting Actions
We typically vote against proposals that exceed the limits set by regional best practice guidelines unless there are exceptional circumstances.
6. Major transactions
Major transactions in the form of mergers, acquisition, joint ventures and disposals are a necessary part of corporate life. We believe all such transactions should apply a disciplined approach and progress should be monitored closely to ensure the original objectives are being met.
Non-executive directors should ensure they have enough information to fully understand the implications of transactions. Where necessary they should seek independent external advice to aid them in ensuring the protection of shareholder and other stakeholders’ best interests. We consider all such transactions on a case-by-case basis.

Voting Actions
We make any decisions on major transactions in conjunction with the relevant fund managers.
7. Related-party transactions
Boards should have an appropriately independent process for reviewing, approving and monitoring related-party transactions. As with major transactions, non-executive directors should be able to seek independent external advice to ensure any such transaction is in the best interests of the company and shareholders.
Related-party transactions should be reported to the board and approved and where relevant these should be disclosed in the annual report and accounts i.e. when they are material to the business, where there is a perceived conflict of interest or where key individuals are involved.
Voting Actions
We expect all related-party transactions to be undertaken on fully commercial terms and to be fully justified and beneficial to the company.
We consider all such transactions on a case-by-case basis and do not support if we believe there are material issues. We may also not support the reelection of directors related to the transaction.
8. Auditors
The audit committee, as a fully independent committee, is best placed to appoint and oversee the external auditors. We believe the statutory audit is an important shareholder protection and therefore shareholders must be comfortable that the appointed auditor is acting in a suitably independent manner. The purpose of the audit is to identify errors or wrongdoing and to alert shareholders to these issues so that they can be addressed.
The audit committee should ensure that non-audit fees are kept to a minimum and that the company has a clear policy on re- tendering and rotation that is adhered to. We expect the re- tendering and rotation of auditors to be in line with best practice guidelines and to be adequately disclosed.
We also expect companies to have an effective Internal Audit function that identifies new and emerging risks to the business. We expect the strategic report to identify and mitigate key risks.
The company should have a clear whistle-blowing policy that is integrated into the code of conduct for all employees. Reporting channels should be identified and procedures should be clear. Additionally, the company should report on how bribery and other illegal activities are identified and resolved.
The viability statement should be the board’s opinion on the long-tern viability of the company. We would expect this to align with the strategic plans for the company and should cover a period longer than one year.
Voting Actions
We will vote against the appointment of auditors when we have concerns about the proposed auditor’s independence; the level of non-audit fees; audit quality; or where a company changes its auditor without providing an adequate explanation. We may also not support the re-election of audit committee members.
9. ESG integration
Integration of environmental, social and governance issues into our overall analysis is an important principal. As such, we consider the level of disclosures made by companies in their annual reports and other relevant materials and presentations.
We consider each company individually according to the key ESG risks they face. Where we identify areas for improvement or unsustainable practices we endeavor to engage with the company. We may take voting action where the outcome is not satisfactory.
We consider shareholder resolutions on ESG matters on a case-by-case basis. We will generally support proposals that could increase or protect shareholder value.
Voting Actions
Where we have concerns over the level or quality of disclosures on ESG issues, we may not be able to support the approval of the report and accounts. Where significant concerns arise on ESG matters, we may not be able to support the reelection of relevant directors.

Aegon USA Investment Management, LLC
Proxy Voting Policy
1. Introduction
1.1: Rule References
Aegon USA Investment Management, LLC (“AUIM”) hereby adopts this Proxy Voting Policy (“Policy”) pursuant to Rules 206(4)-6 and 206(4)-7 of the Investment Advisers Act of 1940 to reasonably ensure that it votes proxies and other securities actions (“Proxies”) in its Clients' best interests.
Specifically, Rule 206(4)-6 requires each registered investment adviser that exercises securities voting (“Proxy Voting”) authority with respect to Client securities to:
a. Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes Client securities in the Clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;
b. Disclose to Clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and
c. Describe to Clients the adviser’s Proxy Voting Policy and Guidelines and, upon request, furnish a copy of the policies and procedures.
AUIM is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including Proxy Voting. The duty of care generally requires AUIM to monitor corporate events and to vote Proxies, unless a Client has agreed otherwise. AUIM Employees who exercise Proxy Voting authority must do so in accordance with this Policy.
This Policy is also designed to comply with the books and records requirements prescribed in Rule 204-2(c)(2) and for clients that are governed by ERISA, regulation 404a-1(e)(2)(E).
1.2: Policy Owner
AUIM’s Chief Investment Officer (“CIO”) or his designee is primarily responsible for administering and enforcing this Policy. The CIO may delegate performance of policy responsibilities to other Employees, including Asset Specialists, acting individually or collectively, for whom he shall retain supervision and oversight. The Chief Compliance Officer (“CCO”) and/or his designees (collectively referred to as “Compliance” or the “Compliance team”) shall provide policy administration, support, and monitoring.
Employees who exercise Proxy Voting authority must vote Client Securities in accordance with this Policy and in the Clients’ best interests.
1.3: Definitions
Except as otherwise defined herein, for the purpose of this Policy, the following terms shall have the meaning ascribed below:
Act: The Investment Advisers Act of 1940, as amended, and all regulations promulgated thereunder.
Affiliate: An entity that is controlled by, controls, or is under common control with AUIM.
Asset Specialist(s): AUIM Employees responsible for providing expertise and knowledge on a particular asset class or topic.
Client: (a) Any investment company registered under the Investment Company Act of 1940, as amended, (“IC Act”) for whom AUIM acts as investment adviser or sub-adviser, (b) any Separate Account, Private Fund, or collective investment trust fund where AUIM acts as investment adviser, or (c) investment arrangement where AUIM acts as investment adviser with discretion on the account or is engaged to provide non-discretionary advice.
Conflict of Interest: A condition or situation, or the appearance thereof, in which competing professional, personal, financial, or other interests of AUIM or its Employees are contrary to the interests of AUIM and/or its Clients.
Employees: AUIM managers, officers, Employees, access persons, and other individuals identified by Compliance.
Equity Securities Voting Policy Guidelines: AUIM roadmap for arriving at voting decisions on common or routine proxy matters.
Private Fund: As defined in the Investment Advisers Act of 1940, a Private Fund is an issuer that would be an investment company as defined in section 3 of the IC Act but for sections 3(c)(1) or 3(c)(7) of the IC Act.
Procedures: Procedures, protocols and practices of AUIM or part thereof as AUIM’s President, or his designees, may approve or sanction from time to time.
Security: The SEC defines the term “Security” broadly to include stocks, bonds, certificates of deposit, options, interests in private placements, futures contracts on other Securities, participations in profit-sharing agreements, and interests in oil, gas, or other mineral royalties or leases, among other things. “Security” is also defined to include any instrument commonly known as a Security. On the other hand, in most – but not necessarily all – instances, a promissory note is not considered to be a “Security.” Any questions about whether an instrument is a Security for purposes of the federal Securities laws should be directed to the CCO.

Separate Account: A type of Client that is a separately managed investment account (i.e., a Client account that is not a pooled investment vehicle). Separate Accounts can include accounts of both third-party Clients and Clients that are Affiliates of AUIM.
2. KEY REQUIREMENTS
Key Requirement 1
AUIM’s Chief Investment Officer (“CIO”) or his designee is primarily responsible for administering and enforcing this Policy.
Key Requirement 2
The Chief Compliance Officer (“CCO”) and/or his designees (collectively referred to as “Compliance” or the “Compliance team”) shall provide policy administration, support, and monitoring.
Key Requirement 3
Employees who exercise Proxy Voting authority must vote Client Securities in accordance with this Policy and in the Clients’ best interests.
Key Requirement 4
AUIM may determine that it is in the Client’s best interest to abstain from voting Proxies. Accordingly, where AUIM believes the cost of voting Proxies outweighs the benefits of doing so, it will generally abstain.
Key Requirement 5
Where Client accounts are governed by ERISA, AUIM shall decide whether and how to exercise Proxy Voting authority pursuant to its fiduciary duties under ERISA unless the ERISA Plan documents (e.g., Plan, Trust, etc.) explicitly provide that AUIM is not to vote Proxies and/or another Plan fiduciary or the trustee retains Proxy Voting authority. When deciding whether and how to exercise Proxy Voting authority, and when exercising Proxy Voting authority, AUIM must act solely in accordance with the economic interest of the Client, consider material facts and costs involved, and (i) not subordinate the client’s financial interest to any non-pecuniary objective, or (ii) promote non-pecuniary benefits or goals unrelated to a Client’s financial interest.
Key Requirement 6
AUIM shall take reasonable efforts to ensure that all accounts where it has Proxy Voting responsibility are properly established and maintained in order for it to carry out these responsibilities.
Key Requirement 7
AUIM shall maintain Procedures reasonably designed to ensure that all applicable Proxies are received, considered, and votes cast in accordance with this Policy and/or related Guidelines.
Key Requirement 8
The Asset Specialist, with assistance from the CCO and others as mandated, will consider whether AUIM is subject to any conflicts of interest in connection with a Proxy Vote.
Key Requirement 9
AUIM, as advised by the Committee, will generally take one of the following steps to avoid any impropriety or the appearance of impropriety in any situation involving a conflict of interest:
a. Obtain a review from AUIM’s General Counsel regarding determination of a conflict;
b. Obtain the guidance from the client(s) whose account(s) is/are involved in the conflict;
c. Vote Proxies in accordance with the recommendation of an Independent Third Party; or
d. Vote in strict accordance with its Guidelines.
Key Requirement 10
AUIM shall not provide to any Client, information about AUIM’s Proxy Voting activities for any other Client.
Key Requirement 11
It is required by Rule 204-2 of the Investment Advisers Act that a copy of each proxy cast by AUIM on behalf of a Client and all documents prepared by AUIM that were material to making a decision on how to vote be maintained along with all proxy statements received, whether voted or not.
3. Proxy Voting General Principles
Subject to some limited exceptions for ERISA Clients, AUIM recognizes and adheres to the principle that an important Client interest associated with owning a Security is exercising the right to vote in the election of the company’s directors and on matters affecting the company’s structure and operations. AUIM endeavours to vote Client Securities in the best interest of its Clients. In general, votes will be determined on a case-by-case basis, after taking into consideration all factors relevant to the issues presented. AUIM seeks to vote Proxies in a manner consistent with its fiduciary obligations and other contractual responsibilities.

4: Proxy Voting Responsibilities
AUIM votes on behalf of all Client accounts for which it has the requisite discretionary authority except for situations in which (i) any Client notifies AUIM in writing that it has retained, and intends to exercise, the authority to vote its own Securities, or (ii) for ERISA clients, AUIM has determined, in accordance with its fiduciary duty and this Policy, that refraining from voting a Proxy is prudent or required under ERISA. Clients may also ask AUIM to vote their Securities in accordance with specific guidelines furnished by the Client, in which case AUIM will vote such Securities within the Client’s guidelines unless contrary to applicable law.
AUIM primarily manages Client portfolios of debt Securities. For most fixed income Clients, the issues for which AUIM votes fixed income Securities generally involve amendments to loan documentation, borrower compliance with financial covenants, registration rights, prepayments, insolvency, and other distressed creditor situations. Because these and related fixed income issues are generally unique to each particular borrower and relevant fact situation, they do not lend themselves to broad characterization that can be addressed by standard Proxy Voting guidelines.
Routine proxy matters associated with equity Securities (including but not limited to electing board of directors, selecting auditors, shareholder rights, proxy contests, corporate governance matters, and executive and director compensation) are typically voted in accordance with its Equity Proxy Voting Guidelines (“Guidelines”) (see Appendix A) as long as they are consistent with AUIM’s fiduciary obligations (under the Advisers Act and ERISA, if applicable, given the specific facts and circumstances of each Proxy. These Guidelines are not designed to be exhaustive or to address non-routine matters that may be raised in Proxy ballots or other voting opportunities. To the extent relevant and appropriate, AUIM may consider these Guidelines when voting Client debt Securities.
5: INTERNAL CONTROLS
5.1: Proxy Voting Exception
AUIM will use its best efforts to vote all Client Proxies. There may be instances (e.g., when Client Securities have been loaned) that at the time the vote is due circumstances exist that impact or prevent AUIM’s ability to vote Client Proxies.
Notwithstanding the foregoing, in some situations, AUIM may determine that it is in the Client’s best interest to abstain from voting Proxies. Accordingly, AUIM will generally abstain where (i) it believes the cost of voting Proxies outweighs the benefits of doing so, and (ii) for ERISA Clients, it believes voting a Proxy would not be (a) in accordance with the economic interest of the Client, after consideration of all material facts and associated costs, or (b) required under ERISA pursuant to Section 5.3 herein. For example, AUIM will generally abstain from voting Proxies on international Securities where personal appearance is required, or where it does not have sufficient information to vote the Proxy, and the cost or administrative burden of obtaining such information is not commensurate with the reasonably foreseeable impact of the matter being voted upon in the Proxy.
5.2: Use of an Independent Third Party
Because of the expertise of its staff with the issues upon which it votes Client debt Securities, AUIM will not generally seek the services of a qualified independent third party (“Independent Third Party”) to provide guidance on such matters.
AUIM will generally research and cast Proxy Votes based on its own Policy and Guidelines. In instances deemed appropriate by the CIO, particularly when AUIM has a material Conflict of Interest, or when AUIM lacks sufficient knowledge or resources, it may engage an Independent Third Party to, among other things, provide Proxy research and/or to make recommendations. When AUIM considers the research or recommendations provided by an Independent Third Party, it retains all Proxy Voting responsibilities. For ERISA Clients, any Independent Third Party will only be engaged for assistance with Proxy Voting responsibilities to the extent AUIM has determined that such firm’s Proxy Voting guidelines are consistent with AUIM’s fiduciary duty obligations under ERISA.
5.3: ERISA Accounts
Where Client accounts are governed by ERISA, AUIM shall decide whether and how to exercise voting rights pursuant to its fiduciary duties under ERISA (which includes, for example, an assessment as to whether the ERISA Plan documents (e.g., Plan, Trust, etc.) explicitly provide that AUIM is or is not authorized to vote Proxies.
When deciding whether and how to exercise Proxy Voting authority, and when exercising Proxy Voting authority, AUIM must:
•
Act solely in accordance with the economic interest of Client;
•
Consider any costs involved;
•
Not subordinate the interests of the Client to any non-pecuniary objective, or promote non-pecuniary benefits or goals unrelated to those financial interests of the Client;
•
Evaluate material facts that form the basis for any particular Proxy Voting authority or other exercise of shareholder rights;
•
Maintain records on Proxy Voting activities and other exercises of shareholder rights; and
•
Exercise prudence and diligence in the selection and monitoring of persons, if any, selected to advise or otherwise assist with exercises of shareholder rights, such as providing research and analysis, recommendations regarding Proxy votes, administrative services with voting proxies, and recordkeeping and reporting services.

To the extent of a conflict between the requirements set forth above and the Aegon AM Active Ownership Policy, the requirements above shall control.
5.4: Securities Voting Committee
The Securities Voting Committee (“Committee”) consists of representatives from Investment Management, Credit Research, Compliance and Legal. The Committee meets at least annually, and has the following responsibilities:
•
Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.
•
Review the Guidelines and make revisions as appropriate.
•
Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.
•
Review all Guideline overrides.
•
Review voting metrics.
5.5: Operational Consideration
AUIM shall take reasonable efforts to ensure that all accounts where it has Proxy Voting responsibility are properly established and maintained in order for it to carry out these responsibilities. Furthermore, AUIM shall maintain Procedures reasonably designed to ensure that all applicable Proxies are received, considered, and votes cast in accordance with this Policy and/or related Guidelines.
6: CONFLICTS OF INTEREST
In fulfilling its Proxy voting responsibilities, AUIM may face conflicts of interest. Conflicts include any position or interest, financial or otherwise, which causes a division in or impairs AUIM’s independence or judgment concerning how to vote Proxies in the clients’ best interests. A material conflict of interest may arise between the self-interest of the firm, an Employee, the Committee, and AUIM’s clients.
The Asset Specialist, with assistance from the CCO and others as mandated, will consider whether AUIM is subject to any conflicts of interest in connection with a Proxy Vote. Employees must notify the CCO and the Committee if they are aware of any conflict of interest associated with a Proxy Vote. It is not possible to anticipate all conflicts of interest that could arise in connection with Proxy Voting. The following examples are meant to help Employees identify potential conflicts:
a.
AUIM or an affiliate has a financial interest in the outcome of a proxy vote, such as when AUIM is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to it or its affiliates;
b.
An issuer or some other third-party offers AUIM or an Employee compensation in exchange for voting a proxy in a particular way; and
c.
An Employee, or a member of an Employee’s household, has a personal or business relationship with an issuer and AUIM receives a proxy solicitation from that issuer.
AUIM recognizes the potential for conflicts that may arise between its own interests and those of its clients. To address these concerns, AUIM, as advised by the Committee, will generally take one of the following steps to avoid any impropriety or the appearance of impropriety in any situation involving a conflict of interest:
a.
Obtain a review from AUIM’s General Counsel regarding determination of a conflict;
b.
Obtain the guidance from the client(s) whose account(s) is/are involved in the conflict;
c.
Vote Proxies in accordance with the recommendation of an Independent Third Party; or
d.
Vote in strict accordance with its Guidelines
7: Proxy Voting Reports
AUIM shall provide, upon Client request and at no cost:
a.
A description of its Proxy Voting Policy and Guidelines (either as part of Part 2B of AUIM’s Form ADV or as a standalone document);
b.
A copy of this Policy; and/or
c.
Information regarding how AUIM voted Proxies on behalf of the Client.
AUIM shall not provide to any Client, information about AUIM’s Proxy Voting activities for any other Client.
8: Proxy Voting Monitoring and Oversight
Compliance may conduct periodic testing and/or surveillance of AUIM’s Proxy Voting activities. Issues relating to such activities, at the Compliance team’s discretion, may be escalated to the CIO, CCO, or the appropriate governance Committee.

9: GOVERNANCE
Any relevant issues that raise concerns against the scope of this or relevant local policies and any one of the monitoring criteria required by this policy will be reported to the relevant Compliance Officer and/or CRO and will require escalation to the appropriate risk committee(s). Any material concerns or high risk items should be escalated to the AAM GRCC.
10: Books and Records
In accordance with Rule 204-2(c)(2), AUIM must retain:
a. Its Proxy Voting Policy and Guidelines;
b. Proxy statements received;
c. Records of Proxy votes;
d. Records of Client requests on how Client Proxies were voted; and
e. All documents prepared by AUIM that were material to making a decision on how to vote (including decisions not to vote or to “abstain” from voting), or that memorialize the basis for Proxy Voting decisions (e.g., Committee meeting minutes).
All documents must be kept for no less than six years from the date of creation.
It is required by Rule 204-2 of the Investment Advisers Act that a copy of each proxy cast by AUIM on behalf of a Client be maintained along with all proxy statements received, whether voted or not.
Satisfying the recordkeeping requirements set forth above will satisfy the recordkeeping requirements associated with an ERSIA Client pursuant to ERISA regulation 404a-1(e)(2)(E) which requires AUIM to maintain records on Proxy Voting activities and other exercises of shareholder rights
11: Escalation; Prompt Corrective Action
Every Employee has an obligation to report any violations of AUIM’s Compliance Policies, as outlined in the Escalation Policy. Employees should be aware of their responsibility to quickly identify and mitigate and/or escalate any potential Conflicts of Interest.
In addition, all Employees are subject to the AAM Operational Risk Policy, which sets out principles for recording, approving, reporting, and escalating errors and other risk events. Employees shall report any violation of this Policy to their Department Head and the CCO in addition to any additional reporting requirements outlined in other applicable policies.
Appendix
A: Equity Securities Voting Policy Guidelines
The following is a concise summary of AUIM’s Securities Voting Policy Guidelines.
1. Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:
•
An auditor has a financial interest in or association with the company, and is therefore not independent,
•
Fees for non-audit services are non-standard, or
•
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
2. Board of Directors
Voting on Director Nominees in Uncontested Elections
•
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any non-standard non-audit fees or other potential auditor conflicts.
Classification/Declassification of the Board
•
Vote AGAINST proposals to classify the board.
•
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chairman (Separate Chairman/CEO)
•
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees
•
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by AUIM’s definition of independence.
•
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
3. Shareholder Rights
Shareholder Ability to Act by Written Consent
•
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
•
Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
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Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
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Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
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Vote AGAINST proposals to require a supermajority shareholder vote.
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Vote FOR proposals to lower supermajority vote requirements.
Cumulative Voting
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Vote AGAINST proposals to eliminate cumulative voting.
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Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.
Confidential Voting
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Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential Voting Policy. If the dissidents agree, the Policy remains in place. If the dissidents will not agree, the confidential Voting Policy is waived.
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Vote FOR management proposals to adopt confidential voting.
4. Proxy Contests
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Voting for Director Nominees in Contested Elections
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Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
5. Poison Pills
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Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.
6. Mergers and Corporate Restructurings
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Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.
7. Reincorporation Proposals
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Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
8. Capital Structure
Common Stock Authorization
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Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.
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Vote on proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights on a CASE-BY-CASE basis.

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Vote on proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain on a CASE-BY-CASE basis.
Dual-class Stock
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Vote on proposals to create a new class of common stock with superior voting rights on a CASE-BY-CASE basis.
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Vote on proposals to create a new class of nonvoting or sub-voting common stock on a CASE-BY-CASE basis, reviewing in particular if:
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It is intended for financing purposes with minimal or no dilution to current shareholders
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It is not designed to preserve the voting power of an insider or significant shareholder
9. Executive and Director Compensation
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Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. AUIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.
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Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.
Management Proposals Seeking Approval to Reprice Options
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Vote AGAINST proposals by management seeking approval to reprice options.
Employee Stock Purchase Plans
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Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
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Vote FOR employee stock purchase plans where all of the following apply:
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Purchase price is at least 85 percent of fair market value
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Offering period is 27 months or less, and
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Potential voting power dilution (VPD) is ten percent or less.
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Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.
Shareholder Proposals on Compensation
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Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
10. Social and Environmental Issues
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These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.
•
In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

BlackRock Fund Advisors, BlackRock Financial Management, Inc., BlackRock Investment Management, LLC, BlackRock International Limited and BlackRock (Singapore) Limited
BlackRock Investment Stewardship
Proxy voting guidelines for U.S. securities
January 2023
These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Principles.
Introduction
As stewards of our clients’ investments, BlackRock believes it has a responsibility to engage with management teams and/or board members on material business issues and, for those clients who have given us authority, to vote proxies in the best long-term economic interests of their assets.
The following issue-specific proxy voting guidelines (the “Guidelines”) summarize BlackRock Investment Stewardship’s (“BIS”) philosophy and approach to engagement and voting, as well as our view of governance best practices and the roles and responsibilities of boards and directors for publicly listed U.S. companies. These Guidelines are not intended to limit the analysis of individual issues at specific companies or provide a guide to how BIS will engage and/or vote in every instance. They are to be applied with discretion, taking into consideration the range of issues and facts specific to the company, as well as individual ballot items at shareholder meetings.
Voting guidelines
These guidelines are divided into eight key themes, which group together the issues that frequently appear on the agenda of shareholder meetings:
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Boards and directors
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Auditors and audit-related issues
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Capital structure
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Mergers, acquisitions, asset sales, and other special transactions
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Executive compensation
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Material sustainability-related risks and opportunities
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General corporate governance matters
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Shareholder protections
Boards and directors
An effective and well-functioning board is critical to the economic success of the company and the protection of shareholders’ interests, inducting the establishment of appropriate governance structures that facilitate oversight of management and the company’s strategic initiatives. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction, operations, and risk management of the company. For this reason, BIS sees engagement with and the election of directors as one of our most critical responsibilities.
Disclosure of material issues that affect the company’s long-term strategy and value creation, including, when relevant, material sustainability-related factors, is essential for shareholders to appropriately understand and assess how effectively the board is identifying, managing, and mitigating risks.
Where a company has not adequately demonstrated, through actions and/or disclosures, how material issues are appropriately identified, managed, and overseen, we will consider voting against the re-election of those directors responsible for the oversight of such issues, as indicated below.
Independence
It is our view that a majority of the directors on the board should be independent to ensure objectivity in the decision-making of the board and its ability to oversee management. In addition, all members of audit, compensation, and nominating/governance committees should be independent. Our view of independence may vary from listing standards.
Common impediments to independence may include:
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Employment as a senior executive by the company or a subsidiary within the past five years
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An equity ownership in the company in excess of 20%
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Having any other interest, business, or relationship (professional or personal) which could, or could reasonably be perceived to,

materially interfere with the director’s ability to act in the best interests of the company and its shareholders
We may vote against directors who we do not consider to be independent, including at controlled companies, when we believe oversight could be enhanced with greater independent director representation. To signal our concerns, we may also vote against the chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure.
Oversight role of the board
We expect the board to exercise appropriate oversight of management and the business activities of the company. The board should exercise appropriate oversight of management and the business activities of the company. Where we determine that a board has failed to do so in a way that may impede a company’s long-term value, we may vote against the responsible committees and/or individual directors.
Common circumstances are illustrated below:
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Where the board has failed to facilitate quality, independent auditing or accounting practices, we may vote against members of the audit committee
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Where the company has failed to provide shareholders with adequate disclosure to conclude that appropriate strategic consideration is given to material risk factors (including, where relevant, sustainability factors), we may vote against members of the responsible committee, or the most relevant director
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Where it appears that a director has acted (at the company or at other companies) in a manner that compromises their ability to represent the best long-term economic interests of shareholders, we may vote against that individual
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Where a director has a multi-year pattern of poor attendance at combined board and applicable committee meetings, or a director has poor attendance in a single year with no disclosed rationale, we may vote against that individual. Excluding exigent circumstances, BIS generally considers attendance at less than 75% of the combined board and applicable committee meetings to be poor attendance
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Where a director serves on an excessive number of boards, which may limit their capacity to focus on each board’s needs, we may vote against that individual. The following identifies the maximum number of boards on which a director may serve, before BIS considers them to be over-committed:
	Public Company Executive[1]	# Outside Public Boards[2]	Total # of Public Boards
Director A	✓	1	2
Director B		3	4
In addition, we recognize that board leadership roles may vary in responsibility and time requirements in different markets around the world. In particular, where a director maintains a Chair role of a publicly listed company in European markets, we may consider that responsibility as equal to two board commitments, consistent with our EMEA Proxy Voting Guidelines. We will take the total number of board commitments across our global policies into account for director elections.
Risk oversight
Companies should have an established process for identifying, monitoring, and managing business and material risks. Independent directors should have access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk. We encourage companies to provide transparency around risk management, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment. Comprehensive disclosures provide investors with a sense of the company’s long-term risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
Board Structure
Classified board of directors/staggered terms
Directors should be re-elected annually; classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure. This may include when a company needs consistency and stability during a time of transition, e.g., newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies, e.g., closed-end funds or business development companies (“BDC”),3 in certain circumstances. However, in these instances, boards should periodically review the rationale for a classified structure and consider when annual elections might be more appropriate.
Without a voting mechanism to immediately address concerns about a specific director, we may choose to vote against the directors up for election at the time (see “Shareholder rights” for additional detail).
1 A public company executive is defined as a Named Executive Officer (NEO) or Executive Chair.
2 In addition to the company under review.
3 A BDC is a special investment vehicle under the Investment Company Act of 1940 that is designed to facilitate capital formation for small and middle-market companies.

Independent leadership
There are two commonly accepted structures for independent leadership to balance the CEO role in the boardroom: 1) an independent Chair; or 2) a Lead Independent director when the roles of Chair and CEO are combined, or when the Chair is otherwise not independent.
In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.4 However, BIS may vote against the most senior non-executive member of the board when appropriate independence is lacking in designated leadership roles.
In the event that the board chooses to have a combined Chair/CEO or a non-independent Chair, we support the designation of a Lead Independent director, with the ability to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. These roles and responsibilities should be disclosed and easily accessible.
The following table illustrates examples5 of responsibilities under each board leadership model:
	Combined Chair/ CEO or CEO + Non-independent Chair		Separate Independent Chair
	Chair/ CEO or Non-independent Chair	Lead Independent Director	Independent Chair
Board Meetings
	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors	Authority to call full meetings of the board of directors
Authority to call meetings of independent directors
Briefs CEO on issues arising from executive sessions
Agenda
	Primary responsibility for shaping board agendas, consulting with the lead director	Collaborates with chair/CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO
Board Communications
	Communicates with all directors on key issues and concerns outside board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning

4 To this end, we do not view shareholder proposals asking for the separation of Chair and CEO to be a proxy for other concerns we may have at the company for which a vote against directors would be more appropriate. Rather, support for such a proposal might arise in the case of overarching and sustained governance concerns such as lack of independence or failure to oversee a material risk over consecutive years.
5 This table is for illustrative purposes only. The roles and responsibilities cited here are not all-encompassing and are noted for reference as to how these leadership positions may be defined.
CEO and management succession planning
Companies should have a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. Succession planning should cover scenarios over both the long-term, consistent with the strategic direction of the company and identified leadership needs over time, as well as the short-term, in the event of an unanticipated executive departure. We encourage the company to explain their executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.
During a CEO transition, companies may elect for the departing CEO to maintain a role in the boardroom. We ask for disclosures to understand the timeframe and responsibilities of this role. In such instances, we typically look for the board to have appropriate independent leadership structures in place. (See chart above.)
Director compensation and equity programs
Compensation for directors should generally be structured to attract and retain directors, while also aligning their interests with those of shareholders. In our view, director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal.
Board composition and effectiveness
Director qualifications and skills
We encourage boards to periodically review director qualifications and skills to ensure relevant experience and diverse perspectives are represented in the boardroom. To this end, performance reviews and skills assessments should be conducted by the nominating/governance committee or the Lead Independent Director. This process may include internal board evaluations; however, boards may also find it useful to periodically conduct an assessment with a third party. We encourage boards to disclose their approach to evaluations, including objectives of the evaluation; if an external party conducts the evaluation; the frequency of the evaluations; and, whether that evaluation occurs on an individual director basis.
Board term limits and director tenure
Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits. BIS will also consider the average board tenure to evaluate processes for board renewal. We may oppose boards that appear to have an insufficient mix of short-, medium-, and long-tenured directors.
Board diversity
As noted above, highly qualified, engaged directors with professional characteristics relevant to a company’s business enhance the ability of the board to add value and be the voice of shareholders in board discussions. In our view, a strong board provides a competitive advantage to a company, providing valuable oversight and contributing to the most important management decisions that support long-term financial performance.
It is in this context that we are interested in diversity in the boardroom. We see it as a means to promoting diversity of thought and avoiding ‘group think’ in the board’s exercise of its responsibilities to advise and oversee management. It allows boards to have deeper discussions and make more resilient decisions. We ask boards to disclose how diversity is considered in board composition, including professional characteristics, such as a director’s industry experience, specialist areas of expertise and geographic location; as well as demographic characteristics such as gender, race/ethnicity, and age.
We look to understand a board’s diversity in the context of a company’s domicile, market capitalization, business model, and strategy. Increasingly, we see leading boards adding members whose experience deepens the board’s understanding of the company’s customers, employees, and communities. Self-identified board demographic diversity can usefully be disclosed in aggregate, consistent with local law. We believe boards should aspire to meaningful diversity of membership, at least consistent with local regulatory requirements and best practices, while recognizing that building a strong, diverse board can take time.
This position is based on our view that diversity of perspective and thought—in the boardroom, in the management team and throughout the company—leads to better long-term economic outcomes for companies. Academic and other research reveals correlations between specific dimensions of diversity and effects on decision-making processes and outcomes.6 In our experience, greater diversity in the boardroom contributes to more robust discussions and more innovative and resilient decisions. Over time, greater diversity in the boardroom can also promote greater diversity and resilience in the leadership team, and the workforce more broadly. That diversity can enable companies to develop businesses that more closely reflect and resonate with the customers and communities they serve.
In the U.S., we believe that boards should aspire to at least 30% diversity of membership,7 and we encourage large companies, such as those in the S&P 500, to lead in achieving this standard. In our view, an informative indicator of diversity for such companies is having at least two women and a director who identifies as a member of an underrepresented group.8 We recognize that it may take time and that companies with smaller market capitalizations and in certain sectors may face more challenges in pursuing diversity. Among these smaller companies, we look for the presence of diversity and take into consideration the progress that companies are making.
6 For a discussion on the different impacts of diversity see: McKinsey, “Diversity Wins: How Inclusion Matters”, May 2022; Harvard Business Review, Diverse Teams Feel Less Comfortable – and That’s Why They Perform Better, September 2016; “Do Diverse Directors Influence DEI Outcomes”, September 2022.
7 We take a case-by-case approach and consider the size of the board in our evaluation of overall composition and diversity. Business model, strategy, location, and company size may also impact our analysis of board diversity. We acknowledge that these factors may also play into the various elements of diversity that a board may attract. We look for disclosures from companies to help us understand their approach and do not prescribe any particular board composition.
8 Including, but not limited to, individuals who identify as Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, or Native Hawaiian or Pacific Islander; individuals who identify as LGBTQ+; individuals who identify as underrepresented based on national, Indigenous, religious, or cultural identity; individuals with disabilities; and veterans.
In order to help investors understand overall diversity, we look to boards to disclose:
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How diversity, including demographic factors and professional characteristics, is considered in board composition, given the company’s long-term strategy and business model
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How directors’ professional characteristics, which may include domain expertise such as finance or technology, and sector- or market-specific experience, are complementary and link to the company’s long-term strategy
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The process by which candidates for board positions are identified, including whether professional firms or other resources outside of incumbent directors’ networks are engaged to identify and/or assess candidates, and whether a diverse slate of nominees is considered for all available board nominations
To the extent that, based on our assessment of corporate disclosures, a company has not adequately explained their approach to diversity in their board composition, we may vote against members of the nominating/governance committee. Our publicly available commentary provides more information on our approach to board diversity.

Board size
We typically defer to the board in setting the appropriate size and believe that directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may vote against the appropriate committees and/or individual directors if, in our view, the board is ineffective in its oversight, either because it is too small to allow for the necessary range of skills and experience or too large to function efficiently.
Board responsiveness and shareholder rights
Shareholder rights
Where we determine that a board has not acted in the best interests of the company’s shareholders, or takes action to unreasonably limit shareholder rights, we may vote against the appropriate committees and/or individual directors. Common circumstances are illustrated below:
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The Independent Chair or Lead Independent Director and members of the nominating/governance committee, where a board implements or renews a poison pill without shareholder approval
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The Independent Chair or Lead Independent Director and members of the nominating/governance committee, where a board amends the charter/articles/bylaws and where the effect may be to entrench directors or to unreasonably reduce shareholder rights
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Members of the compensation committee where the company has repriced options without shareholder approval
If a board maintains a classified structure, it is possible that the director(s) or committee members with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, we may register our concern by voting against the most relevant director(s) up for election.
Responsive to Shareholders
A board should be engaged and responsive to the company’s shareholders, including acknowledging voting outcomes for director elections, compensation, shareholder proposals, and other ballot items. Where we determine that a board has not substantially addressed shareholder concerns that we deem material to the business, we may vote against the responsible committees and/or individual directors. Common circumstances are illustrated below:
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The Independent Chair or Lead Independent Director, members of the nominating/governance committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and/or failure to plan for adequate board member succession
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The chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received against votes from more than 25% of shares voted, and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BIS did not support the initial vote against such board member(s)
•
The Independent Chair or Lead Independent Director and/or members of the nominating/governance committee, where a board fails to consider shareholder proposals that (1) receive substantial support, and (2) in our view, have a material impact on the business, shareholder rights, or the potential for long-term value creation
Majority vote requirements
Directors should generally be elected by a majority of the shares voted. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority vote standards generally assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. As a best practice, companies with either a majority vote standard or a plurality vote standard should adopt a resignation policy for directors who do not receive support from at least a majority of votes cast. Where the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.
We note that majority voting may not be appropriate in all circumstances, for example, in the context of a contested election, or for majority-controlled companies or those with concentrated ownership structures.
Cumulative voting
As stated above, a majority vote standard is generally in the best long-term interests of shareholders, as it ensures director accountability through the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.
Auditors and audit-related issues
BIS recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on directors, we seek to hold the audit committee of the board responsible for overseeing the management of the independent auditor and the internal audit function at a company.

We may vote against the audit committee members where the board has failed to facilitate quality, independent auditing. We look to public disclosures for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we look for timely disclosure and remediation of accounting irregularities.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.
Capital structure proposals
Equal voting rights
In our view, shareholders should be entitled to voting rights in proportion to their economic interests. In addition, companies that have implemented dual or multiple class share structures should review these structures on a regular basis, or as company circumstances change. Companies with multiple share classes should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders. Where companies are unwilling to voluntarily implement “one share, one vote” within a specified timeframe, or are unresponsive to shareholder feedback for change over time, we generally support shareholder proposals to recapitalize stock into a single voting class.
Blank check preferred stock
We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.
Nonetheless, we may support the proposal where the company:
•
Appears to have a legitimate financing motive for requesting blank check authority
•
Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes
•
Has a history of using blank check preferred stock for financings
•
Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility
Increase in authorized common shares
BIS will evaluate requests to increase authorized shares on a case-by-case basis, in conjunction with industry-specific norms and potential dilution, as well as a company’s history with respect to the use of its common shares.
Increase or issuance of preferred stock
We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and where the terms of the preferred stock appear reasonable.
Stock splits
We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g., one class is reduced while others remain at pre-split levels). In the event of a proposal for a reverse split that would not proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
Mergers, acquisitions, transactions, and other special situations
Mergers, acquisitions, and transactions
In assessing mergers, acquisitions, or other transactions – including business combinations involving Special Purpose Acquisition Companies (“SPACs”) – BIS’ primary consideration is the long-term economic interests of our clients as shareholders. Boards should clearly explain the economic and strategic rationale for any proposed transactions or material changes to the business. We will review a proposed transaction to determine the degree to which it has the potential to enhance long-term shareholder value. While mergers, acquisitions, asset sales, business combinations, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:
•
The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply
•
There should be clear strategic, operational, and/or financial rationale for the combination
•
Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/or board members’ financial interests appear likely to affect their ability to place shareholders’ interests before their own, as well as measures taken to address conflicts of interest
•
We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions
Contested director elections and special situations
Contested elections and other special situations9 are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications and past performance of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the ownership stake and holding period of the dissident; the likelihood that the dissident’s strategy will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.
We will evaluate the actions that the company has taken to limit shareholders’ ability to exercise the right to nominate dissident director candidates, including those actions taken absent the immediate threat of a contested situation. BIS may take voting action against directors (up to and including the full board) where those actions are viewed as egregiously infringing on shareholder rights.
We will consider a variety of possible voting outcomes in contested situations, including the ability to support a mix of management and dissident nominees.
9 Special situations are broadly defined as events that are non-routine and differ from the normal course of business for a company’s shareholder meeting, involving a solicitation other than by management with respect to the exercise of voting rights in a manner inconsistent with management’s recommendation. These may include instances where shareholders nominate director candidates, oppose the view of management and/or the board on mergers, acquisitions, or other transactions, etc.
Poison pill plans
Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we have historically opposed most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all-cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote or requires the board to seek the written consent of shareholders, where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders. Lastly, we look for shareholder approval of poison pill plans within one year of adoption of implementation.
Reimbursement of expenses for successful shareholder campaigns
We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. Introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.
Executive Compensation
A company’s board of directors should put in place a compensation structure that balances incentivizing, rewarding, and retaining executives appropriately across a wide range of business outcomes. This structure should be aligned with shareholder interests, particularly the generation of sustainable, long-term value.
The compensation committee should carefully consider the specific circumstances of the company and the key individuals the board is focused on incentivizing. We encourage companies to ensure that their compensation plans incorporate appropriate and rigorous performance metrics, consistent with corporate strategy and market practice. Performance-based compensation should include metrics that are relevant to the business and stated strategy and/or risk mitigation efforts. Goals, and the processes used to set these goals, should be clearly articulated and appropriately rigorous. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee, or equivalent board members, accountable for poor compensation practices and/or structures.

There should be a clear link between variable pay and company performance that drives sustained value creation for our clients as shareholders. Where compensation structures provide for a front-loaded10 award, we look for appropriate structures (including vesting and/or holding periods) that motivate sustained performance for shareholders over a number of years. We generally do not favor programs focused on awards that require performance levels to be met and maintained for a relatively short time period for payouts to be earned, unless there are extended vesting and/or holding requirements.
Compensation structures should generally drive outcomes that align the pay of the executives with performance of the company and the value received by shareholders. When evaluating performance, we examine both executive teams’ efforts, as well as outcomes realized by shareholders. Payouts to executives should reflect both the executive’s contributions to the company’s ongoing success, as well as exogenous factors that impacted shareholder value. Where discretion has been used by the compensation committee, we look for disclosures relating to how and why the discretion was used and how the adjusted outcome is aligned with the interests of shareholders. While we believe special awards11 should be used sparingly, we acknowledge that there may be instances when such awards are appropriate. When evaluating these awards, we consider a variety of factors, including the magnitude and structure of the award, the scope of award recipients, the alignment of the grant with shareholder value, and the company’s historical use of such awards, in addition to other company-specific circumstances.
We acknowledge that the use of peer group evaluation by compensation committees can help calibrate competitive pay; however, we are concerned when the rationale for increases in total compensation is solely based on peer benchmarking.
We support incentive plans that foster the sustainable achievement of results – both financial and non-financial – consistent with the company’s strategic initiatives. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practices. Our publicly available commentary provides more information on our approach to executive compensation.
Where executive compensation appears excessive relative to the performance of the company and/or compensation paid by peers, or where an equity compensation plan is not aligned with shareholders’ interests, we may vote against members of the compensation committee.
10 Front-loaded awards are generally those that accelerate the grant of multiple years’ worth of compensation in a single year.
11 “Special awards” refers to awards granted outside the company’s typical compensation program.
“Say on Pay” advisory resolutions
In cases where there is a “Say on Pay” vote, BIS will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. Where we conclude that a company has failed to align pay with performance, we will vote against the management compensation proposal and relevant compensation committee members.
Frequency of “Say on Pay” advisory resolutions
BIS will generally support annual advisory votes on executive compensation. It is our view that shareholders should have the opportunity to express feedback on annual incentive programs and changes to long-term compensation before multiple cycles are issued. Where a company has failed to implement a “Say on Pay” advisory vote within the frequency period that received the most support from shareholders or a “Say on Pay” resolution is omitted without explanation, BIS may vote against members of the compensation committee.
Clawback proposals
We generally favor prompt recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. We also favor prompt recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal proceeding, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust clawback policy that sufficiently addresses our concerns.
Employee stock purchase plans
Employee stock purchase plans (“ESPP”) are an important part of a company’s overall human capital management strategy and can provide performance incentives to help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.
Equity compensation plans
BIS supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. Boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests, such as the excessive pledging or heading of stock. We may support shareholder proposals requesting the establishment of such policies.
Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for automatic annual increases of shares available for grant without requiring further shareholder approval; we note that the aggregate impacts of such increases are difficult to predict and may lead to significant dilution. We also generally oppose plans that allow for repricing without shareholder approval. We may oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered (commonly referred to as “double trigger” change of control provisions).
Golden parachutes
We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential payout under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.
When determining whether to support or oppose an advisory vote on a golden parachute plan, BIS may consider several factors, including:
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Whether we determine that the triggering event is in the best interests of shareholders
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Whether management attempted to maximize shareholder value in the triggering event
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The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment
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Whether excessively large excise tax gross-up payments are part of the pay-out
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Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers
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Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company
It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BIS may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.
We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval.
Option exchanges
There may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case-by-case basis. BIS may support a request to reprice or exchange underwater options under the following circumstances:
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The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance
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Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated
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There is clear evidence that absent repricing, employee incentives, retention, and/or recruiting may be impacted
BIS may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interests of shareholders.
Supplemental executive retirement plans
BIS may support shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plans (“SERP”) to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Supplemental executive retirement plans
BIS may support shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plans (“SERP”) to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Material sustainability-related risks and opportunities
It is our view that well-run companies, where appropriate, effectively evaluate and manage material sustainability-related risks and opportunities12 as a core component of their long-term value creation for shareholder and business strategy. At the board level, appropriate governance structures and responsibilities allow for effective oversight of the strategic implementation of material sustainability issues.
When assessing how to vote – including on the election of directors and relevant shareholder proposals – robust disclosures are essential for investors to understand, where appropriate, how companies are integrating material sustainability risks and opportunities across their business and strategic, long-term planning. Where a company has failed to appropriately provide robust disclosures and evidence of effective business practices, BIS may express concerns through our engagement and voting. As part of this consideration, we encourage companies to produce sustainability-related disclosures sufficiently in advance of their annual meeting so that the disclosures can be considered in relevant vote decisions.
We encourage disclosures aligned with the reporting framework developed by the Task Force on Climate-related Financial Disclosures (TCFD), supported by industry-specific metrics, such as those identified by the Sustainability Accounting Standards Board (SASB), now part of the International Sustainability Standards Board (ISSB) under the International Financial Reporting Standards (IFRS) Foundation.13 While the TCFD framework was developed to support climate-related risk disclosures, the four pillars of the TCFD – governance, strategy, risk management, and metrics and targets – are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s14 industry-specific metrics are beneficial in helping companies identify key performance indicators (“KPIs”) across various dimensions of sustainability that are considered to be financially material. We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of private standards. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.
We look to companies to:
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Disclose the identification, assessment, management, and oversight of material sustainability-related risks and opportunities in accordance with the four pillars of TCFD
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Publish material, investor-relevant, industry-specific metrics and rigorous targets, aligned with SASB (ISSB) or comparable sustainability reporting standards
Companies should also disclose any material supranational standards adopted, the industry initiatives in which they participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business conduct.
12 By material sustainability-related risks and opportunities, we mean the drivers of risk and value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management, and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty, and relationships with regulators. It is our view that well-run companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Governance is the core means by which boards can oversee the creation of durable, long-term value. Appropriate risk oversight of business-relevant and material sustainability-related considerations is a component of a sound governance framework.
13 The International Financial Reporting Standards (IFRS) Foundation announced in November 2021 the formation of an International Sustainability Standards Board (ISSB) to develop a comprehensive global baseline of high-quality sustainability disclosure standards to meet investors’ information needs. SASB standards will over time be adapted to ISSB standards but are the reference reporting tool in the meantime.
14 The ISSB has committed to build upon the SASB standards, which identify material, sustainability-related disclosures across sectors. SASB Standards can be used to provide a baseline of investor-focused sustainability disclosure and to implement the principles-based framework recommended by the TCFD, which is also incorporated into the ISSB’s Climate Exposure Draft. Similarly, SASB Standards enable robust implementation of the Integrated Reporting Framework, providing the comparability sought by investors.
Climate risk
It is our view that climate change has become a key factor in many companies’ long-term prospects. As such, as long-term investors, we are interested in understanding how companies may be impacted by material climate-related risks and opportunities—just as we seek to understand other business-relevant risks and opportunities—and how these factors are considered within their strategy in a manner that is consistent with the company’s business model and sector. Specifically, we look for companies to disclose strategies that they have in place that mitigate and are resilient to any material risks to their long-term business model associated with a range of climate-related scenarios, including a scenario in which global warming is limited to well below 2°C, and considering global ambitions to achieve a limit of 1.5°C.15 It is, of course, up to each company to define their own strategy: that is not the role of BlackRock or other investors.
BIS recognizes that climate change can be challenging for many companies, as they seek to drive long-term value by mitigating risks and capturing opportunities. A growing number of companies, financial institutions, as well as governments, have committed to advancing decarbonization in line with the Paris Agreement. There is growing consensus that companies can benefit from the more favorable macro-economic environment under an orderly, timely, and equitable global energy transition.16 Yet, the path ahead is deeply uncertain and uneven, with different parts of the economy moving at different speeds.17 Many companies are asking what their role should be in contributing to an orderly and equitable transition—in ensuring a reliable energy supply and energy security and in protecting the most vulnerable from energy price shocks and economic dislocation. In this context, we encourage companies to include in their disclosures a business plan for how they intend to deliver long-term financial performance through a transition to global net zero carbon emissions, consistent with their business model and sector.
We look to companies to disclose short-, medium-, and long-term targets, ideally science-based targets where these are available for their sector, for Scope 1 and 2 greenhouse gas emissions (GHG) reductions and to demonstrate how their targets are consistent with the long-term economic interests of their shareholders. Many companies have an opportunity to use and contribute to the development of low carbon energy sources and technologies that will be essential to decarbonizing the global economy over time. We also recognize that continued investment in traditional energy sources, including oil and gas, is required to maintain an orderly and equitable transition—and that divestiture of carbon-intensive assets is unlikely to contribute to global emissions reductions. We encourage companies to disclose how their capital allocation to various energy sources is consistent with their strategy.

At this stage, we view Scope 3 emissions differently from Scopes 1 and 2, given methodological complexity, regulatory uncertainty, concerns about double-counting, and lack of direct control by companies. While we welcome any disclosures and commitments companies choose to make regarding Scope 3 emissions, we recognize that these are provided on a good-faith basis as methodology develops. Our publicly available commentary provides more information on our approach to climate risk and the global energy transition.
15 The global aspiration to achieve a net-zero global economy by 2050 is reflective of aggregated efforts; governments representing over 90% of GDP have committed to move to net-zero over the coming decades. In determining how to vote on behalf of clients who have authorized us to do so, we look to companies only to address issues within their control and do not anticipate that they will address matters that are the domain of public policy.
16 For example, BlackRock’s Capital Markets Assumptions anticipate 25 points of cumulative economic gains over a 20-year period in an orderly transition as compared to the alternative. This better macro environment will support better economic growth, financial stability, job growth, productivity, as well as ecosystem stability and health outcomes.
17 https://www.blackrock.com/corporate/literature/whitepaper/bii-managing-the-net-zero-transition-february-2022.pdf.
Natural capital
The management of nature-related factors is increasingly a core component of some companies’ ability to generate sustainable, long-term financial returns for shareholders, particularly where a company’s strategy is heavily reliant on the availably of natural capital, or whose supply chains are exposed to locations with nature-related risks. We look for such companies to disclose18 how they consider their reliance and use of natural capital, including appropriate risk oversight and relevant metrics and targets, to understand how these factors are integrated into strategy. We will evaluate these disclosures to inform our view of how a company is managing material nature-related risks and opportunities, as well as in our assessment of relevant shareholder proposals. Our publicly available commentary provides more information on our approach to natural capital.
18 While guidance is still under development for a unified disclosure framework related to natural capital, the emerging recommendations of the Taskforce on Nature-related Financial Disclosures (TNFD), may prove useful to some companies.
Key stakeholder interests
In order to deliver long-term value for shareholders, companies should also consider the interests of their key stakeholders. While stakeholder groups may vary across industries, they are likely to include employees; business partners (such as suppliers and distributors); clients and consumers; government and regulators; and the constituents of the communities in which a company operates. Companies that build strong relationships with their key stakeholders are more likely to meet their own strategic objectives, while poor relationships may create adverse impacts that expose a company to legal, regulatory, operational, and reputational risks.
Companies should effectively oversee and mitigate material risks related to stakeholders with appropriate due diligence processes and board oversight. Where we determine that company is not appropriately considering their key stakeholder interests in a way that poses material financial risk to the company and its shareholders, we may vote against relevant directors or support shareholder proposals related to these topics. Our publicly available commentary provides more information on our approach.
Conversely, we note that some shareholder proposals seek to address topics that are clearly within the purview of certain stakeholders. For example, we recognize that topics around taxation and tax reporting are within the domain of local, state, and federal authorities. BIS will generally not support these proposals.
Human capital management
A company’s approach to human capital management (“HCM”) is a critical factor in fostering an inclusive, diverse, and engaged workforce, which contributes to business continuity, innovation, and long-term value creation. Consequently, we ask companies to demonstrate a robust approach to HCM and provide shareholders with disclosures to understand how their approach aligns with their stated strategy and business model.
Clear and consistent disclosures on these matters are critical for investors to make an informed assessment of a company’s HCM practices. Companies should disclose the steps they are taking to advance diversity, equity, and inclusion; job categories and workforce demographics; and their responses to the U.S. Equal Employment Opportunity Commission’s EEO-1 Survey. Where we believe a company’s disclosures or practices fall short relative to the market or peers, or we are unable to ascertain the board and management’s effectiveness in overseeing related risks and opportunities, we may vote against members of the appropriate committee or support relevant shareholder proposals. Our publicly available commentary provides more information on our approach to HCM
Corporate political activities
Companies may engage in certain political activities, within legal and regulatory limits, in order to support public policy matters material to the companies’ long-term strategies. These activities can also create risks, including: the potential for allegations of corruption; certain reputational risks; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political spending and lobbying activity. Companies that engage in political activities should develop and maintain robust processes to guide these activities and mitigate risks, including board oversight.
We depend on companies to provide accessible and clear disclosures so that investors can easily understand how their political activities support their long-term strategy, including on stated public policy priorities. When presented with shareholder proposals requesting increased disclosure on corporate political activities, BIS will evaluate publicly available information to consider how a company’s lobbying and political activities may impact the company. We will also evaluate whether there is general consistency between a company’s stated positions on policy matters material to their strategy and the material positions taken by significant industry groups of which they are a member. We may decide to support a shareholder proposal requesting additional disclosures if we identify a material inconsistency or feel that further transparency may clarify how the company’s political activities support its long-term strategy. Our publicly available commentary provides more information on our approach to corporate political activities.
General corporate governance matters
IPO governance
Boards should disclose how the corporate governance structures adopted upon a company’s initial public offering (“IPO”) are in shareholders’ best long-term interests. We also ask boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly-traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we think that such arrangements may not be in the best interests of shareholders over the long-term.
We may apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, responsibilities on other public company boards and board composition concerns), during which we ask boards to take steps to bring corporate governance standards in line with our policies.
Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. An EGC should have an independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.
Corporate form
Proposals to change a corporation’s form, including those to convert to a public benefit corporation (“PBC”) structure, should clearly articulate the stakeholder groups the company seeks to benefit and provide detail on how the interests of shareholders would be augmented or adversely affected with the change to a PBC. These disclosures should also include the accountability and voting mechanisms that would be available to shareholders. We generally support management proposals to convert to a PBC if our analysis indicates that shareholders’ interests are adequately protected. Corporate form shareholder proposals are evaluated on a case-by-case basis.
Exclusive forum provisions
BIS generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the Independent Chair or Lead Independent director and members of the nominating/governance committee.
Reincorporation
We will evaluate the economic and strategic rationale behind the company’s proposal to reincorporate on a case-by-case basis. In all instances, we will evaluate the changes to shareholder protections under the new charter/articles/bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.
Multi-jurisdictional companies
Where a company is listed on multiple exchanges or incorporated in a country different from their primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs themselves, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. Companies should disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, particularly where there is conflict between relevant market governance practices.
Adjourn meeting to solicit additional votes
We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.
Bundled proposals
Shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BIS may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Other business
We oppose voting on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Shareholder Protections
Amendment to charter/articles/by-laws
Shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms and amendments to the charter/articles/bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, particularly if those changes have the potential to impact shareholder rights (see “Director elections”). In cases where a board’s unilateral adoption of changes to the charter/articles/bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.
When voting on a management or shareholder proposal to make changes to the charter/articles/bylaws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes; the company’s governance profile and history; relevant jurisdictional laws; and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support amendments to the charter/articles/bylaws where the benefits to shareholders outweigh the costs of failing to make such changes.
Proxy access
It is our view that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.19
Securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, encourage board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.
In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.
19 BlackRock is subject to certain regulations and laws in the United States that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals or elect directors to the board.
Right to act by written consent
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent.
We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.
Right to call a special meeting
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder, or where a lower threshold may lead to an ineffective use of corporate resources. We generally think that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.
Consent solicitation
While BlackRock is supportive of the shareholder rights to act by written consent and call a special meeting, BlackRock is subject to certain regulations and laws that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to participate in consent solicitations. As a result, BlackRock will generally not participate in consent solicitations or related processes. However, once an item comes to a shareholder vote, we uphold our fiduciary duty to vote in the best long-term interests of our clients, where we are authorized to do so.
Simple majority voting
We generally favor a simple majority voting requirement to pass proposals. Therefore, we will generally support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of minority shareholder interests, and we may support supermajority voting requirements in those situations.
Virtual meetings
Shareholders should have the opportunity to participate in the annual and special meetings for the companies in which they are invested, as these meetings facilitate an opportunity for shareholders to provide feedback and hear from the board and management. While these meetings have traditionally been conducted in-person, virtual meetings are an increasingly viable way for companies to utilize technology to facilitate shareholder accessibility, inclusiveness, and cost efficiencies. Shareholders should have a meaningful opportunity to participate in the meeting and interact with the board and management in these virtual settings; companies should facilitate open dialogue and allow shareholders to voice concerns and provide feedback without undue censorship. Relevant shareholder proposals are assessed on a case-by-case basis.

Epoch Investment Partners, Inc.
Introduction
Epoch Investment Partners, Inc. has engaged Institutional Shareholder Services (“ISS”) as its proxy management consultant. ISS assists Epoch Investment Partners, Inc. in the process of fulfilling its fiduciary responsibilities concerning the voting of its clients’ proxy ballots.
Policy
Specifically, ISS provides the following services to Epoch Investment Partners, Inc. regarding proxy voting:
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Analyzes proxy resolutions and make voting recommendations to Epoch Investment Partners, Inc.;
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Executes the voting of ballots; and
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Quarterly, collates reports that detail voting activity.
As a framework within which proxy resolutions are assessed, Epoch Investment Partners, Inc. has adopted the extensive set of voting guidelines developed by ISS. Epoch Investment Partners, Inc. believes that they provide an appropriate basis upon which to judge whether or not proxy proposals are in its clients’ best interests. As a final check before proxies are voted, the asset class teams review ISS’ recommendations to ensure that the ISS interpretation of the guidelines coincide with that of Epoch Investment Partners, Inc.
Two fundamental principles guide Epoch Investment Partners, Inc.’s proxy voting on behalf of its clients’:
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Epoch Investment Partners, Inc. supports resolutions that we believe will protect and enhance the economic welfare of shareholders.
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Epoch Investment Partners, Inc. supports measures to preserve and strengthen shareholders’ rights.
Application of these principles leads Epoch Investment Partners, Inc. consistently to support some types of proposals, consistently to oppose others, and on many, to follow a case-by-case approach. In instances where we are unable to determine what is in shareholders’ best interest, Epoch Investment Partners, Inc. abstains from voting on the issue.
In the event that Epoch Investment Partners, Inc. opposes the decision made by ISS we have the right to not follow their recommendation. In these instances Epoch Investment Partners, Inc. will document the reasoning for voting against the recommendation and it will be reported to the CCO.

Goldman Sachs Asset Management, L.P. (“GSAM”)
Policy, Procedures and Guidelines for GSAM Global Proxy Voting
2022 Edition
March 2022
For further information, please contact GSAM-Stewardship@gs.com.
Table of Contents
Part I: GSAM Policy and Procedures on Proxy Voting for Investment Advisory Clients
A. Our Approach to Proxy Voting
B. The Proxy Voting Process
C. Implementation
D. Conflicts of Interest
Part II: GSAM Proxy Voting Guidelines Summary
Region: Americas
Business Items
Board of Directors
Executive and Non-Executive Compensation
Shareholders Rights and Defenses
Strategic Transactions and Capital Structures
Environmental and Social Issues
Region: Europe, Middle East and Africa (EMEA) Proxy Items
Business Items
Board of Directors
Remuneration
Shareholders Rights and Defenses
Strategic Transactions, Capital Structures and Other Business Considerations
Environmental and Social Issues
Region: Asia Pacific (APAC) Proxy Items
Business Items
Board of Directors
Remuneration
Shareholders Rights and Defenses
Strategic Transactions, Capital Structures and Other Business Considerations
Environmental and Social Issues
Region: Japan Proxy Items
Operational Items
Board of Directors
Compensation
Shareholders Rights and Defenses
Strategic Transactions and Capital Structures
Environmental and Social Issues

PART I
GOLDMAN SACHS ASSET MANAGEMENT1 POLICY AND PROCEDURES ON PROXY VOTING FOR INVESTMENT ADVISORY CLIENTS POLICY
A. OUR APPROACH TO PROXY VOTING
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in our view maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect our belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders. We recognize that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, we balance the purpose of a proposal with the overall benefit to shareholders.
To implement these guiding principles for investments in publicly traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by our portfolio management and our Global Stewardship Team (the “Guidelines”). The Guidelines embody the positions and factors we generally consider important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines identify factors we consider in determining how the vote should be cast. A summary of the Guidelines is attached as Part II.
The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Our portfolio management teams (each, a “Portfolio Management Team”) base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.
Goldman Sachs Asset Management has adopted the policies and procedures set out below regarding the voting of proxies (the “Policy”). The Global Stewardship Team periodically reviews this Policy to ensure it continues to be consistent with our guiding principles.
1 For purposes of this Policy, “Asset Management” refers, collectively, to the following legal entities:
Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; GSAM Stable Value, LLC; Goldman Sachs Asset Management (Singapore) Pte. Ltd; Goldman Sachs Asset Management (Hong Kong) Limited.; Goldman Sachs Asset Management Co. Ltd.; GSAM Services Private Limited; GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Limited; Goldman Sachs Asset Management Australia Pty Ltd; Goldman Sachs Services Private Limited.; Goldman Sachs Bank Europe SE; and Goldman Sachs Asset Management Fund Services Limited.
B. the Proxy Voting Process
Public Equity Investments
Fundamental Equity Team
The Fundamental Equity Team views the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations (as defined below).
Quantitative Investment Strategies Portfolio Management Teams
The Quantitative Investment Strategies Portfolio Management Teams have decided to generally follow the Guidelines and Recommendations based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the Guidelines. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.
Fixed Income and Private Investments
Voting decisions with respect to client investments in fixed income securities and the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Those Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.
GS Investment Strategies Portfolio Management
Voting decisions with respect to client investments in the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. To the extent the portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will generally follow the Guidelines and Recommendations as discussed below unless an override is requested.

Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies
Where we place client assets with managers outside of Asset Management, for example within our AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will follow the Guidelines and Recommendations as discussed below unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to public and non-publicly traded equity securities held by their clients.
C. Implementation
We have retained a third-party proxy voting service (the “Proxy Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to the particular proxy issues. In addition, in order to facilitate the casting of votes in an efficient manner, the Proxy Service generally prepopulates and automatically submits votes for all proxy matters in accordance with such Recommendations, subject to our ability to recall such automatically submitted votes. If the Proxy Service or Asset Management becomes aware that an issuer has filed, or will file, additional proxy solicitation materials sufficiently in advance of the voting deadline, we will generally endeavor to consider such information where such information is viewed as material in our discretion when casting its vote, which may, but need not, result in a change to the Recommendation, which may take the form of an override (as described below) or a revised Recommendation issued by the Proxy Service. We retain the responsibility for proxy voting decisions. We conduct an annual due diligence meeting with the Proxy Service to review the processes and procedures the Proxy Service follows when making proxy voting recommendations based on the Guidelines and to discuss any material changes in the services, operations, staffing or processes.
Our Portfolio Management Teams generally cast proxy votes consistently with the Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following a process that seeks to ensure that override decisions are not influenced by any conflict of interest. As a result of the override process, different Portfolio Management Teams may vote differently for particular votes for the same company. In addition, the Global Stewardship Team may on certain proxy votes also seek approval to diverge from the Guidelines or a Recommendation and follow the override process described above that seeks to ensure these decisions are not influenced by any conflict of interest. In these instances, all shares voted are voted in the same manner.
Our clients who have delegated voting responsibility to us with respect to their account may from time to time contact their client representative if they would like to direct us to vote in a particular manner for a particular solicitation. We will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, our ability to implement such voting instruction will be dependent on operational matters such as the timing of the request.
From time to time, our ability to vote proxies may be affected by regulatory requirements and compliance, legal or logistical considerations. As a result, from time to time, we may determine that it is not practicable or desirable to vote proxies. In certain circumstances, such as if a security is on loan through a securities lending program, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast the vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond our control and may not be satisfied in time for us to vote the shares in question.
We disclose our voting publicly each year in a filing with the US Securities and Exchange Commission and on our website for all Goldman Sachs Asset Management US registered mutual funds. We also generally disclose our voting publicly on a quarterly basis on our website for company proxies voted according to the Guidelines and Recommendations.
D. Conflicts of Interest
Goldman Sachs Asset Management has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include information barriers as well as the use of the Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the initial Recommendation based on the Guidelines. To mitigate perceived or potential conflicts of interest when a proxy is for shares of The Goldman Sachs Group Inc. or a Goldman Sachs Asset Management managed fund, we will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.
PART II
GSAM PROXY VOTING GUIDELINES SUMMARY
The following is a summary of the material Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of our Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more Portfolio Management Teams and/or the Global Stewardship Team may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.
Region: Americas

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to North, Central and South American public equity investments of operating and/or holding companies Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
1.Business Items
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:
•
An auditor has a financial interest in or association with the company, and is therefore not independent;
•
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•
Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or
•
Fees for non-audit services are excessive (generally over 50% or more of the audit fees).
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.
Reincorporation Proposals
We may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. We may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly
Exclusive Venue for Shareholder Lawsuits
Generally vote FOR on exclusive venue proposals, taking into account:
•
Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement;
•
Whether the company has the following good governance features:
•
Majority independent board;
•
Independent key committees;
•
An annually elected board;
•
A majority vote standard in uncontested director elections;
•
The absence of a poison pill, unless the pill was approved by shareholders; and/or
•
Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.
Virtual Meetings
Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.
* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
Public Benefit Corporation Proposals
Generally vote FOR management proposals and CASE-BY-CASE on shareholder proposals related to the conversion of the company into a public benefit corporation.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Administrative Requests
Generally vote FOR non-contentious administrative management requests.
2.Board of Directors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and/or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities. Vote on director nominees should be determined on a CASE-BY-CASE basis.
Voting on Director Nominees in Uncontested Elections
Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST or WITHHOLD from members of the Nominating Committee:
•
At companies incorporated in the US if the board does not have at least 10% women directors and at least one other diverse board director;
•
At companies within the S&P 500, if, in addition to our gender expectations, the board does not have at least one diverse director from an underrepresented ethnic group;
•
At companies not incorporated in the US, if the board does not have at least 10% women directors or does not meet the requirements of local listing rules or corporate governance codes or national targets
Vote AGAINST or WITHHOLD from the full board at companies incorporated in the US that do not have at least one woman director.
Vote AGAINST or WITHHOLD from individual directors who:
•
Sit on more than five public company boards;
•
Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.
Vote AGAINST or WITHHOLD from members of the Nominating Committee if the average board tenure exceeds 15 years, and there has not been a new nominee in the past 5 years.
Director Independence
At companies incorporated in the US, where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.
Additionally, we will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).
Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors (as described above) when:
•
The inside director or affiliated outside director serves on the Audit, Compensation or Nominating Committees; and
•
The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and inside directors or affiliated outside directors are participating in voting on matters that independent committees should be voting on
Director Accountability
Vote AGAINST or WITHHOLD from individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.
Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices
Vote AGAINST or WITHHOLD from members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•
Material failures of governance, stewardship, or fiduciary responsibilities at the company,
•
including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;

•
Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•
The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal in both years, we will still vote against the committee member(s).
•
The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;
•
The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
•
The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•
The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business
•
If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Committee Responsibilities and Expectations
Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.
Audit Committee
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•
The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);
•
The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•
There is excessive pledging or hedging of stock by executives;
•
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•
No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Compensation Committee
See section 3 on Executive and Non-Executive compensation for reasons to withhold from members of the Compensation Committee.
Nominating/Governance Committee
Vote AGAINST or WITHHOLD from the members of the Nominating/Governance Committee if:
•
The company has opted into, or failed to opt out of, state laws requiring a classified board structure;
•
At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•
The board does not meet our diversity expectations;
•
The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders.
Voting on Director Nominees in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:
•
Company performance relative to its peers;
•
Strategy of the incumbents versus the dissidents;
•
Independence of board candidates;
•
Experience and skills of board candidates;
•
Governance profile of the company;
•
Evidence of management entrenchment;
•
Responsiveness to shareholders;
•
Whether a takeover offer has been rebuffed; and
•
Whether minority or majority representation is being sought.
Proxy Access
Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.
We may support proxy access as an important right for shareholders and as an alternative to costly proxy contests and as a method for us to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:
•
The ownership thresholds, percentage and duration proposed (we generally will not support if the ownership threshold is less than 3%);
•
The maximum proportion of directors that shareholders may nominate each year (we generally will not support if the proportion of directors is greater than 25%); and
•
Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.
We will take the above factors into account when evaluating proposals proactively adopted by the company or in response to a shareholder proposal to adopt or amend the right. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Other Board Related Proposals (Management and Shareholder)
Independent Board Chair (for applicable markets)
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•
Two-thirds independent board, or majority in countries where employee representation is common practice;
•
A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•
Fully independent key committees; and/or
•
Established, publicly disclosed, governance guidelines and director biographies/profiles.
Shareholder Proposals Regarding Board Declassification
We will generally vote FOR proposals requesting that the board adopt a declassified board structure.
Majority Vote Shareholder Proposals
We will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated. We also look for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.
Cumulative Vote Shareholder Proposals
We will generally vote FOR shareholder proposals to restore or provide cumulative unless:
•
The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.

3.Executive and Non-Executive Compensation
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
•
AGAINST Management Say on Pay (MSOP) Proposals; or
•
AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•
If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:
•
The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or
•
There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.
Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals
Vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
Factors Considered Include:
•
Pay for Performance Disconnect;
We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•
Long-term equity-based compensation is 100% time-based;
•
Board’s responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;
•
Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•
Egregious employment contracts;
•
Excessive perquisites or excessive severance and/or change in control provisions;
•
Repricing or replacing of underwater stock options without prior shareholder approval;
•
Egregious pension/SERP (supplemental executive retirement plan) payouts;
•
Extraordinary relocation benefits;
•
Internal pay disparity; and
•
Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.
Other Compensation Proposals and Policies
Employee Stock Purchase Plans — Non-Qualified Plans
Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:
•
Broad-based participation;

•
Limits on employee contributions;
•
Company matching contributions; and
•
Presence of a discount on the stock price on the date of purchase.
Option Exchange Programs/Repricing Options
Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
•
Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•
Rationale for the re-pricing;
•
If it is a value-for-value exchange;
•
If surrendered stock options are added back to the plan reserve;
•
Option vesting;
•
Term of the option—the term should remain the same as that of the replaced option;
•
Exercise price—should be set at fair market or a premium to market;
•
Participants—executive officers and directors should be excluded.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Stock Retention Holding Period
Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.
Also consider whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.
Elimination of Accelerated Vesting in the Event of a Change in Control
Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.
Performance-based Equity Awards and Pay-for-Superior-Performance Proposals
Generally vote FOR unless there is sufficient evidence that the current compensation structure is already substantially performance-based. We consider performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.
Say on Supplemental Executive Retirement Plans (SERP)
Generally vote AGAINST proposals asking for shareholder votes on SERP.
Compensation Committee
Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:
•
We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP;
•
The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast
4.Shareholders Rights and Defenses
Shareholder Ability to Act by Written Consent
Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:
•
The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and
•
The company has a history of strong governance practices.
Special Meetings Arrangements
Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.
Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.

Generally vote AGAINST management proposals seeking shareholder approval for the company to hold special meetings with 14 days notice unless the company offers shareholders the ability to vote by electronic means and a proposal to reduce the period of notice to not less than 14 days has received majority support.
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
Shareholder Voting Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Generally vote FOR management and shareholder proposals to reduce supermajority vote requirements.
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:
•
a shareholder-approved poison pill in place; or
•
adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
5.Strategic Transactions and Capital Structures
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•
Valuation;
•
Market reaction;
•
Strategic rationale;
•
Management’s track record of successful integration of historical acquisitions;
•
Presence of conflicts of interest; and
•
Governance profile of the combined company.
Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•
The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•
The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances or any stricter limit set in local best practice recommendations or law.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally recommend FOR share repurchase programs taking into account whether:
•
The share repurchase program can be used as a takeover defense;
•
There is clear evidence of historical abuse;
•
There is no safeguard in the share repurchase program against selective buybacks;
•
Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•
The parties on either side of the transaction;
•
The nature of the asset to be transferred/service to be provided;
•
The pricing of the transaction (and any associated professional valuation);
•
The views of independent directors (where provided);
•
The views of an independent financial adviser (where appointed);
•
Whether any entities party to the transaction (including advisers) is conflicted; and The stated rationale for the transaction, including discussions of timing
Common and Preferred Stock Authorization
Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.
Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes
6.Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, reports on:
1) employee labor and safety policies;
2) impact on the environment of the company’s production or manufacturing operations;
3) societal impact of products manufactured;
4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5) overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•
The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•
If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•
Whether adoption of the proposal is likely to enhance or protect shareholder value;
•
Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•
The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•
Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•
What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•
Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•
Whether the subject of the proposal is best left to the discretion of the board;
•
Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•
Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:

•
If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•
If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•
If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•
The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•
If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•
If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•
If the proposal asks for long-term targets, as well as short and medium term milestones;
•
If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•
If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•
If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•
Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•
The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•
If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•
If the company’s current level of disclosure is comparable to that of its industry peers; and
•
If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•
Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•
Calling for the reduction of Greenhouse Gas (GHG) emissions;
•
Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•
Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•
Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•
Requesting a company report on its energy efficiency policies; and
•
Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•
The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•
The board already reports on its nominating procedures and gender and racial minority initiatives on the board.

Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•
The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•
Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•
Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•
The degree to which existing relevant policies and practices are disclosed;
•
Whether or not existing relevant policies are consistent with internationally recognized standards;
•
Whether company facilities and those of its suppliers are monitored and how;
•
Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•
Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•
Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•
The scope of the request; and
•
Deviation from industry sector peer company standards and practices.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Racial Equity Audit
•
Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
•
The degree to which existing relevant policies and practices are disclosed;
•
Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
•
Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•
There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•
The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•
There is no significant potential threat or actual harm to shareholders’ interests;
•
There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•
There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Region: Europe, Middle East and Africa (EMEA) Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to EMEA public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
1.Business Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•
There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered; or
•
The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees unless:
•
There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•
There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•
Name of the proposed auditor has not been published;
•
The auditors are being changed without explanation;
•
Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines; or
•
The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or re-election of statutory auditors, unless:
•
There are serious concerns about the statutory reports presented or the audit procedures used;
•
Questions exist concerning any of the statutory auditors being appointed; or
•
The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•
The dividend payout ratio has been consistently low without adequate explanation; or
•
The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Virtual Meetings
Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.
* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
Public Benefit Corporation Proposals
Generally vote FOR management proposals and CASE-BY-CASE on shareholder proposals related to the conversion of the company into a public benefit corporation.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Administrative Requests
Generally vote FOR non-contentious administrative management requests.
2.Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and / or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities.
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:
•
Adequate disclosure has not been provided in a timely manner; or
•
There are clear concerns over questionable finances or restatements; or
•
There have been questionable transactions or conflicts of interest; or
•
There are any records of abuses against minority shareholder interests; or
•
The board fails to meet minimum corporate governance standards; or
•
There are reservations about:
•
Director terms
•
Bundling of proposals to elect directors
•
Board independence
•
Disclosure of named nominees
•
Combined Chairman/CEO
•
Election of former CEO as Chairman of the board
•
Overboarded directors
•
Composition of committees
•
Director independence
•
Number of directors on the board
•
Lack of gender diversity on the board
•
Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•
There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Board Composition

We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST members of the Nominating Committee:
•
At companies if the board does not have at least 10% women directors, or does not meet the requirements of local listing rules or corporate governance codes or national targets;
•
At companies in the FTSE100 if the board does not have at least one director from an underrepresented minority ethnic background, in line with the Parker review guidelines.
Employee and /or Labor Representatives
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Director Independence
Classification of Directors
Executive Director
•
Employee or executive of the company;
•
Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•
Any director who is attested by the board to be a non-independent NED;
•
Any director specifically designated as a representative of a significant shareholder of the company;
•
Any director who is also an employee or executive of a significant shareholder of the company;
•
Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•
Government representative;
•
Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•
Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•
Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•
Relative of a current employee of the company or its affiliates;
•
Relative of a former executive of the company or its affiliates;
•
A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•
Founder/co-founder/member of founding family but not currently an employee;
•
Former executive (a cooling off period may be applied);
•
Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•
Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
•
No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative
•
Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Director Accountability
Vote AGAINST individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.
Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices
Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•
Material failures of governance, stewardship, or fiduciary responsibilities at the company,
•
including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;
•
Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•
The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal in both years, we will still vote against the committee member(s).
•
The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•
The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;
•
If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•
A lack of oversight or actions by board members which invoke shareholder distrust related to
•
malfeasance or poor supervision, such as operating in private or company interest rather than in
•
shareholder interest; or
•
Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•
Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•
Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.
Committee Responsibilities and Expectations
Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.
Audit Committee
Vote AGAINST members of the Audit Committee if:
•
Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines.

•
The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•
There is excessive pledging or hedging of stock by executives;
•
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•
No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of accounting principles and material weaknesses identified in audit-related disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Remuneration Committee
See section 3 on Remuneration for reasons to vote against members of the Remuneration Committee.
Nominating/Governance Committee
Vote AGAINST members of the Nominating/Governance Committee if:
•
At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•
The board does not meet our diversity expectations;
•
The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders
Voting on Director Nomineess in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•
Company performance relative to its peers;
•
Strategy of the incumbents versus the dissidents;
•
Independence of board candidates;
•
Experience and skills of board candidates;
•
Governance profile of the company;
•
Evidence of management entrenchment;
•
Responsiveness to shareholders;
•
Whether a takeover offer has been rebuffed; and
•
Whether minority or majority representation is being sought.
Other Board Related Proposals (Management and Shareholder)
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Independent Board Chair (for applicable markets)
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•
Two-thirds independent board, or majority in countries where employee representation is common practice;
•
A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•
Fully independent key committees; and/or
•
Established, publicly disclosed, governance guidelines and director biographies/profiles.

3.Remuneration
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of remuneration criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Remuneration practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
•
AGAINST Management Say on Pay (MSOP) Proposals, Remuneration Reports; or
•
AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•
If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST from Remuneration Committee members.
Remuneration Plans
Vote CASE-BY-CASE on management proposals for a vote on executive remuneration, considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
Factors considered may include:
•
Pay for Performance Disconnect;
We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•
Long-term equity-based compensation is 100% time-based;
•
Board’s responsiveness if company received low shareholder support in the previous year’s MSOP or remuneration vote;
•
Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•
Egregious employment contracts;
•
Excessive perquisites or excessive severance and/or change in control provisions;
•
Repricing or replacing of underwater stock options without prior shareholder approval;
•
Egregious pension/SERP (supplemental executive retirement plan) payouts;
•
Extraordinary relocation benefits;
•
Internal pay disparity; and
•
Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.
Non-Executive Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Other Remuneration Related Proposals
Vote on other remuneration related proposals on a CASE-BY-CASE basis.
Remuneration Committee

When voting for members of the Remuneration Committee, factors considered may include:
•
We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP; and
•
The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast
•
Remuneration structure is widely inconsistent with local market best practices or regulations
4.Shareholder Rights and Defenses
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
For the Netherlands, vote recommendations regarding management proposals to approve protective preference shares will be determined on a CASE-BY-CASE basis.
For French companies listed on a regulated market, generally VOTE AGAINST any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights) if they can be used for antitakeover purposes without shareholders' prior explicit approval.
5.Strategic Transactions, Capital Structures and other Business Considerations
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•
Valuation;
•
Market reaction;
•
Strategic rationale;
•
Management’s track record of successful integration of historical acquisitions;
•
Presence of conflicts of interest; and
•
Governance profile of the combined company.
Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•
The specific purpose of the increase (such as a share-based acquisition or merger) does not meet
•
guidelines for the purpose being proposed; or

•
The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances or any stricter limit set in local best practice recommendations or law.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally recommend FOR share repurchase programs taking into account whether:
•
The share repurchase program can be used as a takeover defense;
•
There is clear evidence of historical abuse;
•
There is no safeguard in the share repurchase program against selective buybacks;
•
Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•
The parties on either side of the transaction;
•
The nature of the asset to be transferred/service to be provided;
•
The pricing of the transaction (and any associated professional valuation);
•
The views of independent directors (where provided);

•
The views of an independent financial adviser (where appointed);
•
Whether any entities party to the transaction (including advisers) is conflicted; and
•
The stated rationale for the transaction, including discussions of timing
6.Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, reports on:
1) employee labor and safety policies;
2) impact on the environment of the company’s production or manufacturing operations;
3) societal impact of products manufactured;
4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5) overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•
The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•
If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•
Whether adoption of the proposal is likely to enhance or protect shareholder value;
•
Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•
The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•
Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•
What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•
Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•
Whether the subject of the proposal is best left to the discretion of the board;
•
Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•
Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•
If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•
If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•
If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•
The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•
If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•
If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;

•
If the proposal asks for long-term targets, as well as short and medium term milestones;
•
If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•
If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•
If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•
Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•
The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•
If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•
If the company’s current level of disclosure is comparable to that of its industry peers; and
•
If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•
Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•
Calling for the reduction of Greenhouse Gas (GHG) emissions;
•
Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•
Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•
Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•
Requesting a company report on its energy efficiency policies; and
•
Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•
The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•
The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•
The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•
Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•
Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•
The degree to which existing relevant policies and practices are disclosed;
•
Whether or not existing relevant policies are consistent with internationally recognized standards;
•
Whether company facilities and those of its suppliers are monitored and how;
•
Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•
Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•
Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•
The scope of the request; and
•
Deviation from industry sector peer company standards and practices.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Racial Equity Audit
•
Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
•
The degree to which existing relevant policies and practices are disclosed;
•
Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
•
Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•
There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•
The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•
There is no significant potential threat or actual harm to shareholders’ interests;
•
There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•
There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Region: Europe, Middle East and Africa (EMEA) Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to EMEA public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
1.Business Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•
There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered; or
•
The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees unless:
•
There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•
There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•
Name of the proposed auditor has not been published;
•
The auditors are being changed without explanation;
•
Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines; or
•
The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or re-election of statutory auditors, unless:
•
There are serious concerns about the statutory reports presented or the audit procedures used;
•
Questions exist concerning any of the statutory auditors being appointed; or
•
The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•
The dividend payout ratio has been consistently low without adequate explanation; or
•
The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Virtual Meetings
Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.
* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
Public Benefit Corporation Proposals
Generally vote FOR management proposals and CASE-BY-CASE on shareholder proposals related to the conversion of the company into a public benefit corporation.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Administrative Requests
Generally vote FOR non-contentious administrative management requests.
2.Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and / or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities.
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:
•
Adequate disclosure has not been provided in a timely manner; or
•
There are clear concerns over questionable finances or restatements; or
•
There have been questionable transactions or conflicts of interest; or
•
There are any records of abuses against minority shareholder interests; or
•
The board fails to meet minimum corporate governance standards; or
•
There are reservations about:
•
Director terms
•
Bundling of proposals to elect directors
•
Board independence
•
Disclosure of named nominees
•
Combined Chairman/CEO
•
Election of former CEO as Chairman of the board
•
Overboarded directors
•
Composition of committees
•
Director independence
•
Number of directors on the board
•
Lack of gender diversity on the board
•
Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•
There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Board Composition

We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST members of the Nominating Committee:
•
At companies if the board does not have at least 10% women directors, or does not meet the requirements of local listing rules or corporate governance codes or national targets;
Employee and /or Labor Representatives
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Director Independence
Classification of Directors
Executive Director
•
Employee or executive of the company;
•
Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•
Any director who is attested by the board to be a non-independent NED;
•
Any director specifically designated as a representative of a significant shareholder of the company;
•
Any director who is also an employee or executive of a significant shareholder of the company;
•
Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•
Government representative;
•
Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•
Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•
Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•
Relative of a current employee of the company or its affiliates;
•
Relative of a former executive of the company or its affiliates;
•
A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•
Founder/co-founder/member of founding family but not currently an employee;
•
Former executive (a cooling off period may be applied);
•
Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•
Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
•
No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative

•
Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Director Accountability
Vote AGAINST individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.
Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices
Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•
Material failures of governance, stewardship, or fiduciary responsibilities at the company,
•
including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;
•
Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•
The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal in both years, we will still vote against the committee member(s).
•
The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•
The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;
•
If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•
A lack of oversight or actions by board members which invoke shareholder distrust related to
•
malfeasance or poor supervision, such as operating in private or company interest rather than in
•
shareholder interest; or
•
Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•
Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•
Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.
Committee Responsibilities and Expectations
Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.
Audit Committee
Vote AGAINST members of the Audit Committee if:
•
Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines.
•
The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;

•
There is excessive pledging or hedging of stock by executives;
•
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•
No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of accounting principles and material weaknesses identified in audit-related disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Remuneration Committee
See section 3 on Remuneration for reasons to vote against members of the Remuneration Committee.
Nominating/Governance Committee
Vote AGAINST members of the Nominating/Governance Committee if:
•
At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•
The board does not meet our diversity expectations;
•
The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders
Voting on Director Nomineess in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•
Company performance relative to its peers;
•
Strategy of the incumbents versus the dissidents;
•
Independence of board candidates;
•
Experience and skills of board candidates;
•
Governance profile of the company;
•
Evidence of management entrenchment;
•
Responsiveness to shareholders;
•
Whether a takeover offer has been rebuffed; and
•
Whether minority or majority representation is being sought.
Other Board Related Proposals (Management and Shareholder)
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Independent Board Chair (for applicable markets)
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•
Two-thirds independent board, or majority in countries where employee representation is common practice;
•
A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•
Fully independent key committees; and/or
•
Established, publicly disclosed, governance guidelines and director biographies/profiles.
3.Remuneration
Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of remuneration criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Remuneration practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
•
AGAINST Management Say on Pay (MSOP) Proposals, Remuneration Reports; or
•
AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•
If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST from Remuneration Committee members.
Remuneration Plans
Vote CASE-BY-CASE on management proposals for a vote on executive remuneration, considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
Factors considered may include:
•
Pay for Performance Disconnect;
We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•
Long-term equity-based compensation is 100% time-based;
•
Board’s responsiveness if company received low shareholder support in the previous year’s MSOP or remuneration vote;
•
Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•
Egregious employment contracts;
•
Excessive perquisites or excessive severance and/or change in control provisions;
•
Repricing or replacing of underwater stock options without prior shareholder approval;
•
Egregious pension/SERP (supplemental executive retirement plan) payouts;
•
Extraordinary relocation benefits;
•
Internal pay disparity; and
•
Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.
Non-Executive Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Other Remuneration Related Proposals
Vote on other remuneration related proposals on a CASE-BY-CASE basis.
Remuneration Committee
When voting for members of the Remuneration Committee, factors considered may include:
•
We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP; and

•
The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast
•
Remuneration structure is widely inconsistent with local market best practices or regulations
4.Shareholder Rights and Defences
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
For the Netherlands, vote recommendations regarding management proposals to approve protective preference shares will be determined on a CASE-BY-CASE basis.
For French companies listed on a regulated market, generally VOTE AGAINST any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights) if they can be used for antitakeover purposes without shareholders' prior explicit approval.
5.Strategic Transactions, Capital Structures and other Business Considerations
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•
Valuation;
•
Market reaction;
•
Strategic rationale;
•
Management’s track record of successful integration of historical acquisitions;
•
Presence of conflicts of interest; and
•
Governance profile of the combined company.
Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•
The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•
The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances or any stricter limit set in local best practice recommendations or law.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally recommend FOR share repurchase programs taking into account whether:
•
The share repurchase program can be used as a takeover defense;
•
There is clear evidence of historical abuse;
•
There is no safeguard in the share repurchase program against selective buybacks;
•
Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•
The parties on either side of the transaction;
•
The nature of the asset to be transferred/service to be provided;
•
The pricing of the transaction (and any associated professional valuation);
•
The views of independent directors (where provided);
•
The views of an independent financial adviser (where appointed);
•
Whether any entities party to the transaction (including advisers) is conflicted; and
•
The stated rationale for the transaction, including discussions of timing

6.Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, reports on:
1) employee labor and safety policies;
2) impact on the environment of the company’s production or manufacturing operations;
3) societal impact of products manufactured;
4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5) overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•
The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•
If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•
Whether adoption of the proposal is likely to enhance or protect shareholder value;
•
Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•
The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•
Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•
What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•
Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•
Whether the subject of the proposal is best left to the discretion of the board;
•
Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•
Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•
If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•
If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•
If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•
The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•
If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•
If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•
If the proposal asks for long-term targets, as well as short and medium term milestones;
•
If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•
If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);

•
If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•
Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•
The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•
If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•
If the company’s current level of disclosure is comparable to that of its industry peers; and
•
If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•
Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•
Calling for the reduction of Greenhouse Gas (GHG) emissions;
•
Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•
Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•
Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•
Requesting a company report on its energy efficiency policies; and
•
Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•
The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•
The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•
The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•
Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•
Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•
The degree to which existing relevant policies and practices are disclosed;
•
Whether or not existing relevant policies are consistent with internationally recognized standards;
•
Whether company facilities and those of its suppliers are monitored and how;

•
Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•
Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•
Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•
The scope of the request; and
•
Deviation from industry sector peer company standards and practices.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Racial Equity Audit
•
Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
•
The degree to which existing relevant policies and practices are disclosed;
•
Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
•
Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•
There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•
The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•
There is no significant potential threat or actual harm to shareholders’ interests;
•
There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•
There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Region: Asia Pacific (APAC) Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to APAC public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market. For Japan-specific policies, see Japan Proxy Items from page X.
1.Business Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•
There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered; or
•
The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees unless:
•
There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•
There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•
Name of the proposed auditor has not been published;
•
The auditors are being changed without explanation;
•
Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines; or
•
The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or re-election of statutory auditors, unless:
•
There are serious concerns about the statutory reports presented or the audit procedures used;
•
Questions exist concerning any of the statutory auditors being appointed; or
•
The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•
The dividend payout ratio has been consistently low without adequate explanation; or
•
The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Virtual Meetings
Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.
* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Administrative Requests
Generally vote FOR non-contentious administrative management requests.
2.Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and / or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities.
Voting on Director Nominees in Uncontested Elections
•
Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:
•
Adequate disclosure has not been provided in a timely manner; or
•
There are clear concerns over questionable finances or restatements; or
•
There have been questionable transactions or conflicts of interest; or
•
There are any records of abuses against minority shareholder interests; or
•
The board fails to meet minimum corporate governance standards; or
•
There are reservations about:
•
Director terms
•
Bundling of proposals to elect directors
•
Board independence
•
Disclosure of named nominees
•
Combined Chairman/CEO
•
Election of former CEO as Chairman of the board
•
Overboarded directors
•
Composition of committees
•
Director independence
•
Number of directors on the board
•
Lack of gender diversity on the board
•
Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•
There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST members of the Nominating Committee:

•
At companies if the board does not have at least 10% women directors, or does not meet the requirements of local listing rules or corporate governance codes or national targets;
Employee and /or Labor Representatives
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Director Independence
Classification of Directors
Executive Director
•
Employee or executive of the company;
•
Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•
Any director who is attested by the board to be a non-independent NED;
•
Any director specifically designated as a representative of a significant shareholder of the company;
•
Any director who is also an employee or executive of a significant shareholder of the company;
•
Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•
Government representative;
•
Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•
Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•
Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•
Relative of a current employee of the company or its affiliates;
•
Relative of a former executive of the company or its affiliates;
•
A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•
Founder/co-founder/member of founding family but not currently an employee;
•
Former executive (a cooling off period may be applied);
•
Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•
Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
•
No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•
Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Director Accountability
Vote AGAINST individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.

Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices
Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•
Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;
•
Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•
The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal in both years, we will still vote against the committee member(s).
•
The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•
The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;
•
If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•
A lack of oversight or actions by board members which invoke shareholder distrust related to
•
malfeasance or poor supervision, such as operating in private or company interest rather than in
•
shareholder interest; or
•
Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•
Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•
Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.
Committee Responsibilities and Expectations
Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.
Audit Committee
Vote AGAINST members of the Audit Committee if:
•
Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines.
•
The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•
There is excessive pledging or hedging of stock by executives;
•
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•
No members of the Audit Committee hold sufficient financial expertise.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of accounting principles and material weaknesses identified in audit-related disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Remuneration Committee
See section 3 on Remuneration for reasons to vote against members of the Remuneration Committee.
Nominating/Governance Committee
Vote AGAINST members of the Nominating/Governance Committee if:
•
At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•
The board does not meet our diversity expectations;
•
The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders
Voting on Director Nominees in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•
Company performance relative to its peers;
•
Strategy of the incumbents versus the dissidents;
•
Independence of board candidates;
•
Experience and skills of board candidates;
•
Governance profile of the company;
•
Evidence of management entrenchment;
•
Responsiveness to shareholders;
•
Whether a takeover offer has been rebuffed; and
•
Whether minority or majority representation is being sought.
Other Board Related Proposals (Management and Shareholder)
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Independent Board Chair (for applicable markets)
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•
Two-thirds independent board, or majority in countries where employee representation is common practice;
•
A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•
Fully independent key committees; and/or
•
Established, publicly disclosed, governance guidelines and director biographies/profiles.
3.Remuneration
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of remuneration criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Remuneration practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
•
AGAINST Management Say on Pay (MSOP) Proposals, Remuneration Reports; or
•
AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•
If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST from Remuneration Committee members.
Remuneration Plans
Vote CASE-BY-CASE on management proposals for a vote on executive remuneration, considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
Factors considered may include:
•
Pay for Performance Disconnect;
We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•
Long-term equity-based compensation is 100% time-based;
•
Board’s responsiveness if company received low shareholder support in the previous year’s MSOP or remuneration vote;
•
Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•
Egregious employment contracts;
•
Excessive perquisites or excessive severance and/or change in control provisions;
•
Repricing or replacing of underwater stock options without prior shareholder approval;
•
Egregious pension/SERP (supplemental executive retirement plan) payouts;
•
Extraordinary relocation benefits;
•
Internal pay disparity; and
•
Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.
Non-Executive Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Other Remuneration Related Proposals
Vote on other remuneration related proposals on a CASE-BY-CASE basis.
Remuneration Committee
When voting for members of the Remuneration Committee, factors considered may include:
•
We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP; and
•
The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast
•
Remuneration structure is widely inconsistent with local market best practices or regulations

4.Shareholder Rights and Defences
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
5.Strategic Transactions, Capital Structures and other Business Considerations
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•
Valuation;
•
Market reaction;
•
Strategic rationale;
•
Management’s track record of successful integration of historical acquisitions;
•
Presence of conflicts of interest; and
•
Governance profile of the combined company.
Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law. At companies in India, vote FOR issuance requests without preemptive rights to a maximum of 25% of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•
The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•
The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances, or any stricter limit set in local best practice recommendations or law
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally recommend FOR share repurchase programs taking into account whether:
•
The share repurchase program can be used as a takeover defense;
•
There is clear evidence of historical abuse;
•
There is no safeguard in the share repurchase program against selective buybacks;
•
Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•
The parties on either side of the transaction;
•
The nature of the asset to be transferred/service to be provided;
•
The pricing of the transaction (and any associated professional valuation);
•
The views of independent directors (where provided);
•
The views of an independent financial adviser (where appointed);
•
Whether any entities party to the transaction (including advisers) is conflicted; and The stated rationale for the transaction, including discussions of timing
6.Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, reports on:
1) employee labor and safety policies;
2) impact on the environment of the company’s production or manufacturing operations;

3) societal impact of products manufactured;
4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5) overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•
The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•
If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•
Whether adoption of the proposal is likely to enhance or protect shareholder value;
•
Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•
The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•
Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•
What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•
Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•
Whether the subject of the proposal is best left to the discretion of the board;
•
Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•
Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•
If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•
If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•
If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•
The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•
If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•
If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•
If the proposal asks for long-term targets, as well as short and medium term milestones;
•
If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•
If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•
If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•
Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:

•
The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•
If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•
If the company’s current level of disclosure is comparable to that of its industry peers; and
•
If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•
Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•
Calling for the reduction of Greenhouse Gas (GHG) emissions;
•
Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•
Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•
Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•
Requesting a company report on its energy efficiency policies; and
•
Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•
The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•
The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•
The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•
Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•
Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•
The degree to which existing relevant policies and practices are disclosed;
•
Whether or not existing relevant policies are consistent with internationally recognized standards;
•
Whether company facilities and those of its suppliers are monitored and how;
•
Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•
Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•
Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•
The scope of the request; and
•
Deviation from industry sector peer company standards and practices.

Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Racial Equity Audit
Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
•
The degree to which existing relevant policies and practices are disclosed;
•
Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
•
Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•
There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•
The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•
There is no significant potential threat or actual harm to shareholders’ interests;
•
There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•
There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Region: Japan Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to Japanese public equity investments of operating and/or holding companies. Applying these guidelines is not inclusive of all considerations in the Japanese market.
1.Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•
There are concerns about the accounts presented or audit procedures used; or
•
The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:
•
There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•
There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•
Name of the proposed auditor has not been published;
•
The auditors are being changed without explanation;
•
Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or
•
The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•
The dividend payout ratio is less than 20%, and is not appropriate or sufficient when considering the company’s financial position; or
•
The company proposes the payments even though the company posted a net loss for the year under review, and the payout is excessive given the company’s financial position;
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Virtual Meetings
Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.
* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
2.Board of Directors and Statutory Auditors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should have independent oversight of management; and should be held accountable for actions and results related to their responsibilities.
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:.
•
The company’s committee structure: statutory auditor board structure, U.S.-type three committee structure, or audit committee structure; or

•
Adequate disclosure has not been provided in a timely manner; or
•
There are clear concerns over questionable finances or restatements; or
•
There have been questionable transactions or conflicts of interest; or
•
There are any records of abuses against minority shareholder interests; or
•
The board fails to meet minimum corporate governance standards; or
•
There are reservations about:
•
Director terms
•
Bundling of proposals to elect directors
•
Board independence
•
Disclosure of named nominees
•
Combined Chairman/CEO
•
Election of former CEO as Chairman of the board
•
Overboarded directors
•
Composition of committees
•
Director independence
•
Number of directors on the board
•
Lack of gender diversity on the board
•
Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•
There are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Vote AGAINST top executives when the company has an excessive amount of strategic shareholdings.
Vote AGAINST top executives when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years.
Vote AGAINST top executives when the company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (such as Scope 1, Scope 2, Scope 3 emissions), material to the company’s business. For companies with 3-committee structure boards, vote AGAINST the Audit Committee Chair.
Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST members of the Nominating Committee if the Board does not have at least 10% women directors. For Japanese boards with statutory auditors or audit committee structure, vote AGAINST top executives.
Director Independence
Classification of Directors
Inside Director
•
Employee or executive of the company;
•
Any director who is not classified as an outside director of the company.
Non-Independent Non-Executive Director (affiliated outsider)
•
Any director specifically designated as a representative of a significant shareholder of the company;
•
Any director who is/was also an employee or executive of a significant shareholder of the company;
•
Beneficial owner (direct or indirect) of at least 10% of the company’s stock, or one of the top 10 shareholders, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%)

•
Government representative;
•
Currently provides or previously provided professional services to the company or to an affiliate of the company;
•
Represents customer, supplier, creditor, banker, or other entity with which company maintains
•
transactional/commercial relationship (unless company discloses information to apply a materiality test);
•
Any director who worked at the company’s external audit firm (auditor).
•
Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•
Relative of a current employee of the company or its affiliates;
•
Any director who works or has worked at a company whose shares are held by the company in question as strategic shareholdings (i.e. “cross-shareholdings”)
•
Former executive;
•
Any director who has served at a company as an outside director for 12 years or more;
•
Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
•
“Cooling off period” for former employees or executives’ representation of significant shareholders and other stakeholders, as well as professional services is considered based on the market best practices and liquidity of executive labor market.
Independent Non-Executive Directors (independent outsider)
•
No material connection, either directly or indirectly, to the company other than a board seat.
At companies adopting a board with a statutory auditor committee structure or an audit committee structure, vote AGAINST top executives when the board consists of fewer than two outside directors or less than 1/3 of the board consists of outside directors.
At companies adopting an audit committee structure, vote AGAINST affiliated outside directors who are audit committee members.
At companies adopting a U.S.-type three committee structure, vote AGAINST members of Nominating Committee when the board consists of fewer than two outside directors or less than 1/3 of the board consists of outside directors.
At companies adopting a U.S.-type three committee structure, vote AGAINST affiliated outside directors when less than a majority of the board consists of independent outside directors.
At controlled companies adopting board with a statutory auditor structure or an audit committee structure, vote AGAINST top executives if the board does not consist of majority independent outside directors.
Director Accountability
Vote AGAINST individual outside directors who attend less than 75% of the board and/or committee meetings without a disclosed valid excuse.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices
Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•
Material failures of governance, stewardship, or fiduciary responsibilities at the company,
•
including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;
•
Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•
The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
•
The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•
If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Voting on Director Nomineess in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•
Company performance relative to its peers;
•
Strategy of the incumbents versus the dissidents;
•
Independence of board candidates;
•
Experience and skills of board candidates;
•
Governance profile of the company;
•
Evidence of management entrenchment;
•
Responsiveness to shareholders;
•
Whether a takeover offer has been rebuffed;
•
Whether minority or majority representation is being sought.
Other Board Related Proposals (Management and Shareholder)
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Independent Board Chair
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•
Two-thirds independent board;
•
A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•
Fully independent key committees; and/or
•
Established, publicly disclosed, governance guidelines and director biographies/profiles.
Statutory Auditor Elections
Statutory Auditor Independence
Vote AGAINST affiliated outside statutory auditors.
For definition of affiliated outsiders, see “Classification of Directors”
Statutory Auditor Appointment
Vote FOR management nominees taking into consideration the following:
•
Adequate disclosure has not been provided in a timely manner; or
•
There are clear concerns over questionable finances or restatements; or
•
There have been questionable transactions or conflicts of interest; or
•
There are any records of abuses against minority shareholder interests; or
•
The board fails to meet minimum corporate governance standards; or
•
Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•
Outside statutory auditor’s attendance at less than 75% of the board and statutory auditor meetings without a disclosed valid excuse; or
•
Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
3.Compensation
Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement bonuses for outside directors and/or outside statutory auditors, unless the amounts are disclosed and are not excessive relative to other companies in the country or industry.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and statutory auditors on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
4.Shareholder Rights and Defenses
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless certain conditions are met to ensure the proposal is intended to enhance shareholder value, including consideration of the company’s governance structure, the anti-takeover defense duration, the trigger mechanism and governance, and the intended purpose of the antitakeover defense.
5.Strategic Transactions and Capital Structures
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•
Valuation;
•
Market reaction;
•
Strategic rationale;
•
Management’s track record of successful integration of historical acquisitions;
•
Presence of conflicts of interest; and
•
Governance profile of the combined company.
Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•
The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed.

Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally recommend FOR share repurchase programs taking into account whether:
•
The share repurchase program can be used as a takeover defense;
•
There is clear evidence of historical abuse;
•
There is no safeguard in the share repurchase program against selective buybacks;
•
Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•
The parties on either side of the transaction;
•
The nature of the asset to be transferred/service to be provided;
•
The pricing of the transaction (and any associated professional valuation);
•
The views of independent directors (where provided);
•
The views of an independent financial adviser (where appointed);
•
Whether any entities party to the transaction (including advisers) is conflicted; and
•
The stated rationale for the transaction, including discussions of timing.
6.Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, reports on:
1) employee labor and safety policies;
2) impact on the environment of the company’s production or manufacturing operations;
3) societal impact of products manufactured;
4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5) overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•
The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•
If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;

•
Whether adoption of the proposal is likely to enhance or protect shareholder value;
•
Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•
The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•
Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•
What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•
Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•
Whether the subject of the proposal is best left to the discretion of the board;
•
Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•
Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•
If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•
If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•
If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•
The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•
If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•
If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•
If the proposal asks for long-term targets, as well as short and medium term milestones;
•
If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•
If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•
If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•
Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•
The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•
If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•
If the company’s current level of disclosure is comparable to that of its industry peers; and
•
If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
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Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;

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Calling for the reduction of Greenhouse Gas (GHG) emissions;
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Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
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Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
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Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
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Requesting a company report on its energy efficiency policies; and
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Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
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The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
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The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
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The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
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Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
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Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
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The degree to which existing relevant policies and practices are disclosed;
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Whether or not existing relevant policies are consistent with internationally recognized standards;
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Whether company facilities and those of its suppliers are monitored and how;
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Company participation in fair labor organizations or other internationally recognized human rights initiatives;
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Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
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Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
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The scope of the request; and
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Deviation from industry sector peer company standards and practices.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Racial Equity Audit
Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
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The degree to which existing relevant policies and practices are disclosed;
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Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and

Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
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There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
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The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
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There is no significant potential threat or actual harm to shareholders’ interests;
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There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
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There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Great Lakes Advisors, LLC
Proxy Voting Policies and Procedures
Statement of Policy
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Firm generally retains proxy-voting authority with respect to securities purchased for its clients, unless otherwise agreed upon with the particular client. When the Firm retains the proxy voting authority, the Firm has a fiduciary duty to votes proxies in the best interest of its clients and in accordance with these policies and procedures (this “Proxy Voting Policy”). The Firm may decide to not vote proxies in proprietary pilot accounts.
In order to administer this Proxy Voting Policy the Firm has created a Proxy Committee comprised of senior personnel of the Firm, including portfolio management, Operations and Compliance departments.
Risks
In developing these policies and procedures, The Firm considered numerous risks associated with the proxy voting process. This analysis includes risks such as:
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The Firm’s proxy voting policies and procedures are not reasonably designed to ensure that proxies are voted in the best interests of the Firm’s clients;
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Proxies are not identified and processed in a timely manner;
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Proxies are not voted in clients’ best interests;
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Conflicts of interest between the Firm and a client are not identified or resolved appropriately;
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The Firm does not conduct an investigation reasonably designed to ensure that its voting determinations are not based on materially inaccurate or incomplete information;
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Third-party proxy voting services retained by the Firm do not vote proxies according to the Firm’s instructions and in clients’ best interests;
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The Firm does not conduct appropriate evaluation and oversight of the third-party proxy voting services retained by the Firm;
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Proxy voting records, client requests for proxy voting information, and the Firm’s responses to such requests, are not properly maintained;
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The Firm lacks policies regarding clients’ participation in class actions.
The Firm has established policies and procedures to mitigate these risks
Use of Third-Party Proxy Voting Service
While the voting of proxies remains a fiduciary duty of the Firm, the Firm may contract with service providers to perform certain functions with respect to proxy voting, subject to the oversight by the Firm, as described in these procedures.
The Firm has entered into an agreement with Institutional Shareholder Services, Inc. (“ISS”) to provide the Firm with its analysis on proxies and to facilitate the electronic voting of proxies. The Firm has instructed ISS to execute all proxies in accordance with the applicable ISS guidelines, except with respect to Special Voting Issues (as defined below) or unless otherwise instructed by the Firm with respect to a particular vote. The Compliance Department manages the Firm’s relationship with ISS.
Proxies relating to securities held in client accounts will be sent directly to ISS. If a proxy is received by the Firm and not sent directly to ISS, the Firm will promptly forward the proxy to ISS. Having ISS complete the actual voting of all proxies provides a central source for the Firm’s proxy voting records.
Proxy Voting Guidelines for Stamford-Based Strategies
ISS’ Standard Guidelines and U.S. Taft-Hartley Guidelines. Except as described below, the Firm will vote proxies for its clients, including the commingled funds managed by the Firm, through the use of ISS’ services in accordance with applicable ISS guidelines. When voting in accordance with ISS guidelines, the Firm will generally apply the ISS’ Standard Guidelines. For the Firm’s Taft-Hartley clients, however, the Firm will vote proxies in accordance with ISS’ U.S. Taft-Hartley Guidelines.
Special Voting Issues. ISS will notify the Firm of certain votes involving, without limitation, certain material mergers and acquisition transactions, reorganizations, capital structure changes, dissolutions, conversions or consolidations, dissident shareholders, contested director elections, and certain social and environmental proposals (“Special Voting Issues”). With respect to all proxies involving Special Voting Issues, a member of the Proxy Committee and the applicable portfolio manager will conduct a more detailed analysis of the issuer or the specific matter to be voted on and will determine whether the Firm will follow ISS recommendations or whether the Firm will make an independent determination on how to vote the proxy in accordance with the best interests of the clients. The Operations Department will send the Firm’s decision on how to vote the proxy to ISS, which will vote the proxy.

Client-Directed Proxies. In the event that a client-directed proxy is in conflict with ISS Guidelines, the Firm will vote in accordance with the client’s proxy guideline. ISS will execute the vote as directed by the Firm.
ISS’ Conflicts and Other Instances of Deviation from ISS Guidelines. In the event that (i) the Firm becomes aware of a conflict of interest between the Firm and ISS, (ii) ISS is unable to complete or provide its research and analysis regarding a security on a timely basis or (iii) the Firm determines that voting in accordance with ISS guidelines is not in the best interest of the client, the Firm will not vote in accordance with ISS guidelines. In such cases, the Firm will make an independent decision on how to vote, which may or may not be consistent with ISS guidelines. ISS will execute the vote as directed by the Firm.
Conflicts of the Firm. In seeking to avoid conflicts, the Firm will vote in accordance with applicable ISS guidelines (i) if an employee of the Firm or one of its affiliates is on the board of directors of a company held in client accounts or (ii) if a conflict of interest exists between the Firm and a client with respect to the issuer. In the event of a conflict of interest between the Firm and a client, the Firm’s voting in accordance with ISS guidelines does not relieve the Firm of its fiduciary obligation to either vote in the client’s best interest or to provide to the client a full and fair disclosure of the conflict and obtain the client’s informed consent.
In the case of ERISA clients, if the investment management agreement reserves to the ERISA client the authority to vote proxies when the Firm determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Firm will give the ERISA client the opportunity to vote the proxies themselves. Absent the client reserving voting rights, the Firm will vote the proxies in accordance with this Proxy Voting Policy.
When the Firm votes proxies on behalf of the account of a corporation, or a pension plan sponsored by a corporation, in which the Firm’s other clients also own stock, the Firm will vote the proxy for its other clients in accordance with applicable ISS guidelines and the proxy for the corporation or its pension plan’s account as directed by the corporation.
Proxy Voting Guidelines for the Chicago and Tampa-Based Strategies
Governance. A company’s board of directors is responsible for the overall governance of the corporation, for representing the interests of shareholders, and for overseeing the company’s relationships with other stakeholders. Hallmarks of an effective board typically include independence, accountability, and diversity of backgrounds and experiences.
Board of Directors
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Director Elections – The Firm will typically support the company’s candidates for the board of directors unless there is a compelling reason to withhold support, such as poor attendance, insufficient board independence, over-boarding, or failure to satisfactorily carry out the duties and responsibilities of a director. In situations where there are competing candidates or competing slates of candidates, the Firm will vote in the best interests of our clients.
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Annual Elections – The Firm generally supports the annual election of all directors. We believe that annual elections improve the accountability of board members.
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Independent Chair – In most circumstances, the Firm believes that investor interests are served best when the board is led by an independent, non-executive chairperson. For instances when the CEO is also the board chair, the Firm supports the appointment of an independent lead director.
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Board Diversity – The Firm believes that boards are more effective when they are made up of directors with diverse backgrounds, experiences, and areas of expertise. The Firm may withhold support from members of the Nominating or Governance Committees if there is insufficient diversity on the board and an adequate explanation is not disclosed.
•
Board Committees – To avoid conflicts of interest, the Firm believes that members of the Audit, Compensation, and Nominating Committees should consist exclusively of independent directors. When this is not the case, the Firm may withhold support from members of the Nominating or Governance Committees..
Compensation
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Executive Compensation – The Firm believes that every company is unique and, therefore, compensation plans will vary. We will evaluate compensation proposals on a case-by-case basis. Some of the criteria we will use in our analysis include:
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Disclosure – explanation of executive compensation plans should be clear, complete, and timely.
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Performance-based – compensation should be linked to the financial metrics that best reflect value creation on behalf of shareholders and should include both short-term and long-term performance metrics.
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Link to relevant ESG performance – ideally, a component of compensation should be linked to performance on material ESG issues that are likely to affect the financial performance of the company.
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Reasonableness – the total amount of compensation and the breakdown between base salary, annual incentive, long-term incentive, and stock option plans should be reasonable. Re-pricing or replacing underwater stock options, as well as excessive use of discretionary or guaranteed bonuses, should be avoided. Peer groups used by the company for comparative purposes should be appropriate.
We prefer companies to sponsor a say-on-pay vote on an annual basis.

•
Director Compensation – In order to attract and retain qualified individuals and to ensure the alignment of directors’ interests with those of shareholders, the Firm believes that effective director compensation should be reasonable in size, consist of equity that fully vests on the grant date, and should include multi-year equity holding requirements. Director compensation should not include performance-based components that may conflict with directors’ roles representing shareholders’ interests.
•
Compensation Committee – The Firm may withhold support from members of the Compensation Committee if there is a lack of alignment between executive compensation and corporate performance or when significant opposition to a say-on-pay proposal is not addressed adequately.
Shareholder Rights
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Proxy Access – Granting long-term shareholders the ability to nominate director candidates can improve board accountability. the Firm generally supports proxy access proposals with the following criteria: nominating investors must in aggregate hold at least three percent of outstanding shares; they must have held those shares continuously for at least three years; and nominees must constitute less than a majority of directors.
•
Supermajority Voting – The Firm opposes supermajority voting rules whereby a simple majority vote (i.e. 50% + 1) is insufficient to pass a measure. We will generally vote against proposals to implement a supermajority provision and in favor of proposals to implement a simple majority provision.
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Cumulative Voting – The Firm generally opposes cumulative voting provisions, wherein a shareholder can combine all of their director votes in favor of a single candidate.
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Written Consent – The Firm will vote in support of enabling shareholders to act through written consent and vote against proposals limiting this right.
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Special Meetings – The Firm s will generally vote in support of reasonable provisions that provide shareholders the right to call special meetings.
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Virtual Meetings – The Firm recognizes the importance of annual in-person meetings, which provide a unique forum for shareholders to communicate with corporate leadership. We also recognize the benefits provided by virtual annual meetings, which enable shareholders to participate without incurring the time and expense of travel. We will support proposals that establish a hybrid in-person/virtual meeting and against proposals that eliminate in-person annual meetings in favor of virtual-only meetings.
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Poison Pills – The Firm generally votes against poison pills or other anti-takeover measures that prevent the majority of shareholders from exercising their rights.
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Meeting Adjournment – Great Lakes Advisors, LLC will vote against the adjournment of meetings in order to solicit additional votes.
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Other Business – The Firm will vote against proposals to conduct other business at the meeting, which extends blank check powers to those acting as proxies.
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Bylaw Amendments – The Firm will vote in favor of proposals to require bylaw amendments be approved by shareholders and against proposals to allow bylaw amendments without shareholder approval.
Environmental and Social Issues
Disclosure
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The disclosure by companies of information on environmental and social issues that can affect the financial performance of the company will aid investors in making better, more well-informed investment decisions.
•
The Firm will generally support proposals requesting companies disclose additional information on relevant environmental and social issues when current disclosure levels are determined to be insufficient.
Climate Change
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The Firm generally supports proposals asking companies to take steps to reduce risks resulting from climate change such as reducing greenhouse gas emissions, improving resource use efficiency, and increasing the use of renewable energy.
Diversity
•
The Firm believes that a diverse workforce free from discrimination is in the best interest of companies and their shareholders.
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Policies – The Firm generally supports proposals asking companies to include language in diversity statements or policies specifically prohibiting discrimination based upon sexual orientation or gender identity.
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Disclosure – The Firm generally supports proposals asking companies to disclose information on employee diversity including publishing their EEO-1 reports.
Workplace Issues

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The Firm will generally support proposals requesting the adoption of workplace codes of conduct that address working conditions, fair wages, child labor, and forced labor.
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The Firm will generally support proposals requesting companies to adopt vendor or supplier standards addressing workplace safety, worker abuse or intimidation, forced labor, child labor, and fair pay.
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The Firm will support on a case-by-case basis proposals asking companies to audit and disclose audit results of workplaces and supply chains.
Other Issues
Lobbying
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The Firm believes that companies may benefit from engaging in lobbying activities in order to influence policies or legislation that may affect their business. Lobbying may be funded either directly or indirectly through third-party groups such as trade associations.
•
The Firm will review on a case-by-case basis proposals asking companies to disclose information about their lobbying activities.
Political Contributions
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The Firm believes that making contributions to political candidates is generally not in the best interest of shareholders in that politicians will advocate for positions on a wide range of issues. Political influence by companies is more effective when conducted through lobbying on specific issues and advocating a specific position beneficial to the company and its shareholders.
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The Firm will review on a case-by-case basis proposals asking companies to disclose information about their political contributions.
Abstentions; Determination Not to Vote
The Firm may abstain from voting if the Firm determines that abstention is in the best interests of the client. In making this determination, the Firm will consider various factors, including but not limited to
(i) the costs (e.g., translation or travel costs) associated with exercising the proxy and (ii) any legal restrictions on trading resulting from the exercise of the proxy.
Some clients of the Firm participate in securities lending. The Firm will not vote securities that are out on loan within a securities lending program.
Securities No Longer Owned
The Firm will not review the proxy votes for securities that are no longer owned by a client account at the time of the proxy meeting.
Proxy Voting Audit Procedures and Oversight of Third-Party Proxy Voting Service
When the Firm is voting in accordance with ISS guidelines, the Operations Department reviews the “pre-populated” votes on the ISS’ electronic voting platform before ISS executes the vote. When voting on Special Voting Issues or in other instances of voting not in accordance with ISS guidelines, the Firm’s Operations Department itself “pre-populates” votes on the ISS’ electronic voting platform before ISS executes the vote.
Periodically, a random sample of the proxies voted by ISS will be audited to ensure ISS is voting in accordance with applicable ISS guidelines or consistent with the Firm’s direction, as applicable. A sample of votes on Special Voting Issues will also be reviewed to evaluate whether the Firm’s voting determinations were consistent with this Proxy Voting Policy and in its clients’ best interest.
Annually, the Proxy Committee will review ISS and its policies and methodologies. This review will include, among others, the following topics and determinations:
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that ISS has the capacity and competence to adequately analyze proxy issues, including the adequacy and quality of its staffing, personnel and /or technology and any material changes in the ISS staffing and technology since the last review;
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whether ISS has an effective process for seeking timely input from issuers and its clients with respect to its proxy voting policies, methodologies and peer group constructions;
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whether ISS engages with issuers, including its process for ensuring that it has complete and accurate information about the issuer and each particular matter, and ISS’ process, if any, for investment advisers to access the issuers’ views about ISS’ voting recommendations;
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whether the Firm has sufficient information on and understanding of ISS’ methodologies and the factors underlying ISS’ voting recommendations, including an understanding of how ISS obtains information relevant to its voting recommendations and how it engages with issuers and third parties;
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whether ISS is independent and can make recommendations in an impartial manner in the best interests of the Firm's clients. This analysis will include a review of (i) any ISS actual or potential conflicts known to the Firm, (ii) ISS’ policies and procedures on identifying, disclosing and addressing conflicts of interest, and (iii) whether ISS is disclosing its actual or potential conflicts to the Firm in a timely, transparent and accessible manner;

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ISS’ internal controls, including but not limited to a review of ISS’ business continuity plan, methodologies with respect to implementing the Firm’s voting instructions, proxy record keeping and internal and independent third-party audit certifications;
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Any factual errors, potential incompleteness, or potential methodological weaknesses in the ISS’ analysis known to the Firm and whether such errors, incompleteness or weaknesses materially affected ISS’ recommendations. The Firm will also access ISS’ process for disclosure to the Firm and efforts to correct any such identified errors, incompleteness or weaknesses.
Based on the Firm’s assessment of ISS and its service levels, the Firm can make a determination to obtain information about and consider alternative service providers to ISS.
Disclosure
The Firm will disclose in its Form ADV Part 2A that clients may contact the Firm in order to obtain information on how the Firm voted such client’s proxies, and to request a copy of this Proxy Voting Policy. If a client requests this information, the Client Servicing and Operations Departments will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired: (i) the name of the issuer, (ii) the proposal voted upon and (iii) how the Firm voted the client’s proxy.
A summary of this Proxy Voting Policy will be included in the Firm’s Form ADV Part 2, which is delivered to all clients. The summary will be updated whenever this Proxy Voting Policy is updated.
As a matter of policy, the Firm does not disclose how it expects to vote on upcoming proxies. Additionally, the Firm does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.
Proxy Voting Record Keeping
The Firm will maintain a record of items 1-3 below in its files. In accordance with its services contract with the Firm, ISS will maintain a record of items 4 and 5 below in its files.
1.
Copies of this Proxy Voting Policy, and any amendments thereto;
2.
A copy of any document the Firm created that was material to making a decision on how to vote proxies, or that memorializes that decision. For votes that are inconsistent with ISS’ guidelines, the Firm must document the rationale for its vote;
3.
A copy of each written client request for information on how the Firm voted such client’s proxies, and a copy of any written response to such request;
4.
A copy of each proxy statement that the Firm or ISS receives regarding client securities; and
5.
A record of each vote that the Firm casts.
Class Actions
The Firm does not direct clients’ participation in class actions, as disclosed in Part 2 of Form ADV. The Compliance Department will determine whether to return any documentation inadvertently received by the Firm regarding clients’ participation in class actions to the sender, or to forward such information to the appropriate clients.
Annual Policy Review
The Proxy Committee will review, no less frequently than annually, the adequacy of this Proxy Voting Policy and the effectiveness of its implementation and determine whether the Policy is reasonably designed to ensure that the Firm casts proxy votes on behalf of its clients in the best interests of such clients.

Janus Henderson Investors US LLC (formerly known as Janus Capital Management LLC)
Janus Henderson Investors
Proxy Voting Policy and Procedures
Last Review Date: November 2022
CONTENTS
1.Overview
1.1 Policy Statement
1.2 Key Principals
1.3 Scope
1.4 Roles and Responsibilities
1.5 References
2. Additional Definitions
3. Proxy Voting Procedures
3.1 Voting Generally
3.2 Abstentions
3.3 Funds of Funds’
3.4 Conflicts of Interest
4. Reporting, Oversight and Recordkeeping
4.1 Client and Regulatory Reporting
4.2 Proxy Voting and Proxy Voting Service Oversight
4.3 Record Retention
5. Amendments
Proxy Voting Guidelines
Directors and Boards
Auditors and Accounting Issues
Compensation Issues
Capitalization, Issuances, Transactions, Shareholder Rights, and Other Corporate Matters
Environmental and Social Issues
Miscellaneous, Administrative and Routine Items
Proposals Outside the Guidelines
1. OVERVIEW
1.1 POLICY STATEMENT
Where Janus Henderson Investors has been provided voting discretion, it has a responsibility to vote proxies in the best interest of each client.1 Janus Henderson Investors has adopted this Proxy Voting Policy and Procedures to ensure that proxies are voted in the best interest of clients without regard to any relationship that Janus Henderson Investors or any affiliated person of Janus Henderson Investors may have with the issuer or personnel of the issuer. Subject to specific provisions in a client’s account documentation related to exception voting, Janus Henderson Investors will generally only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the JHI Voting Guidelines; 2) the ISS Benchmark Policy; or 3) the ISS Taft-Hartley Voting Guidelines.
1 On behalf of accounts subject to the Employee Retirement Income Security Act of 1974 (ERISA), Janus Henderson Investors will vote proxies unless the power to vote such shares has been expressly retained by the appointing fiduciary in the investment management agreement. Janus Henderson Investors recognizes that the exercise of voting rights on securities held by ERISA plans is a fiduciary duty that must be exercised with care, skill, prudence and diligence. As such, where Janus Henderson Investors has voting responsibility for ERISA plans, they will vote proxies solely in the best interest of the participants and beneficiaries of such plans
1.2 KEY PRINCIPLES

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Janus Henderson Investors will vote proxies in the best interest of each client.
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Janus Henderson Investors will identify and manage any conflicts of interest which might affect a voting decision.
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Janus Henderson Investors will disclose its voting decisions to clients upon request and to the public where required or consistent with local market practice.
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Janus Henderson Investors will maintain records supporting its voting decisions
1.3 SCOPE
This Policy applies to Janus Henderson Investors and each of the client accounts for which it has proxy voting responsibilities, other than those advised or sub-advised by Intech Investment Management LLC or Kapstream Capital Pty Ltd.
1.4 ROLES AND RESPONSIBILITIES
Portfolio Management. Portfolio Management is responsible for determining how to vote proxies with respect to securities held in the client accounts they manage with input and support from the Governance and Stewardship team, other representatives of Janus Henderson, and the Proxy Voting Service, as applicable. Where Portfolio Management chooses to vote contrary to the Guidelines and as otherwise specified herein, Portfolio Management is required to provide a sufficient written rationale for their vote.
Operations Control or the Proxy Administrator. Operations Control is responsible for administering the proxy voting process as set forth in this Policy. Operations Control works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines, the ISS Benchmark Policy or the Taft- Hartley Guidelines, and proxy matters are communicated to Portfolio Management for consideration pursuant to this Policy.
Proxy Voting Committee. The Proxy Voting Committee develops Janus Henderson Investors’ positions on all major corporate issues, maintains and updates the Guidelines, manages conflicts of interest related to proxy voting and oversees the voting process generally, including by reviewing results of diligence on the Proxy Voting Service.
Proxy Voting Service. The Proxy Voting Service provides research services relating to proxy issues. The Proxy Voting Service also assists in certain functions relating to the voting of proxies. Among other things, the Proxy Voting Service is responsible for coordinating with clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for submitting Janus Henderson Investors’ votes in accordance with the Guidelines or as otherwise instructed by Janus Henderson Investors and is responsible for maintaining copies of all proxy statements received from issuers and promptly providing such materials to Janus Henderson Investors upon request. The Proxy Voting Service also provides voting disclosure services, including filing of the Form N-PX in the United States.
1.5 REFERENCES
Rule 206(4)-7 of the Investment Advisers Act Rule
30b1-4 of the Investment Company Act
Rule 239.15 et seq. of the Investment Company Act
Commission Delegated Regulation (EU) No 231/2013, Article 37
Commission Directive 2010/43/EU, Article 21
FCA COLL 6.6A.6
CSSF Regulation 10-04, Article 23
UN Principles for Responsible Investment
IMAS Singapore Stewardship Principles
SFC Principles of Responsible Ownership
FRC UK Stewardship Code

2. ADDITIONAL DEFINITIONS
Janus Henderson Investors includes all investment advisory subsidiaries of Janus Henderson Group plc, including, but not limited to, Janus Henderson Investors (Australia) Institutional Funds Management Limited, Janus Henderson Investors (Singapore) Limited, Janus Henderson Investors (Japan) Limited, and Janus Henderson Investors US LLC.2
2 Janus Henderson Investors US LLC has been designated by the Boards of Trustees of Janus Investment Fund, Janus Aspen Series, Clayton Street Trust, and Janus Detroit Street Trust to vote proxies for the Proprietary U.S. Funds, as applicable.
JHI Proxy Voting Guidelines or the Guidelines refers to the voting guidelines adopted by Janus Henderson Investors and outlined at Appendix A.
Policy means this Proxy Voting Policy and Procedures.
Portfolio Management refers to the portfolio managers, assistant portfolio managers, and analysts supporting a given client account.
Proxy Voting Committee or the Committee refers to the Janus Henderson Investors Proxy Voting Committee. The Committee is comprised of representatives from the Office of the Treasurer, Operations Control, Compliance, as well as the Governance and Stewardship Team and equity portfolio management who provide input on behalf of the investment team. Internal legal counsel serves as a consultant to the Committee and is a non-voting member.
Proprietary U.S Funds refer to the series of Janus Investment Fund, Janus Aspen Series, Clayton Street Trust, and Janus Detroit Street Trust.
Proxy Voting Service or ISS refers to Institutional Shareholder Services Inc.
3. PROXY VOTING PROCEDURES
3.1 VOTING GENERALLY
Where the Guidelines address the proxy matter being voted on, votes will be cast in accordance with the Guidelines unless directed otherwise. Portfolio Management may vote contrary to the Guidelines at their discretion and with sufficient rationale documented in writing. Where the (1) Guidelines call for Portfolio Management input and/or (2) the proxy matter being voted on relates to a company and/or issue for which the Proxy Voting Services does not have research, analysis and/or a recommendation available, the Proxy Voting Service will refer proxy questions to the Proxy Administrator for further instruction. In the event Portfolio Management is unable to provide input on a referred proxy item, Janus Henderson Investors will abstain from voting the proxy item.
Notwithstanding the above, with respect to clients who have instructed Janus Henderson Investors to vote proxies in accordance with the Taft-Hartley Guidelines or the ISS Benchmark Policy, the Proxy Voting Service will cast all proxy votes in strict accordance with those policies.
Janus Henderson relies on pre-populated and/or automated voting. That means the Proxy Voting Service will automatically populate the proxy voting system in accordance with the Guidelines, the Taft- Hartley Guidelines or the ISS Benchmark Policy. For those proxy proposals with a default policy position, the votes will be cast as populated in the system by the Proxy Voting Service unless directed otherwise by Janus Henderson Investors. For those proxy proposals without a default policy position (i.e., refer items), the votes will be cast as populated in the system by Janus Henderson Investors.
From time to time, issuers and/or ballot issue sponsors may publicly report additional information that may be relevant to the application of the Guidelines, the Taft-Hartley Guidelines or the ISS Benchmark Policy or the exercise of discretion by Portfolio Management (“supplemental materials”). To the extent the Proxy Voting Service identifies such supplemental materials, it will review that information and determine whether it has a material effect on the application of the Guidelines, the Taft-Hartley Guidelines, or the ISS Benchmark Policy. The Proxy Voting Service is then responsible for ensuring that any votes pre-populated in the proxy voting system are appropriately updated and Janus Henderson is provided appropriate notice of such changes, including through availability of an updated research report. In all events, the Proxy Voting Service will notify Janus Henderson Investors of any supplemental materials identified so that they can be considered as part of the voting process, including with respect to items requiring Portfolio Management input.

3.2 ABSTENTIONS
Janus Henderson Investors recognizes that in certain circumstances the cost to clients associated with casting a proxy vote may exceed the benefits received by clients from doing so. In those situations, Janus Henderson Investors may decide to abstain from voting. For instance, in many countries, shareholders who vote proxies for shares of an issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date (“share blocking”). In countries where share blocking is practiced, Janus Henderson Investors will only vote proxies if Janus Henderson Investors determines that the benefit of voting the proxies outweighs the risk of not being able to sell the securities. Similarly, in some instances, Janus Henderson Investors may participate in a securities lending program. Generally, if shares of an issuer are on loan, the voting rights are transferred and the lending party cannot vote the shares. In deciding whether to recall securities on loan, Janus Henderson Investors will evaluate whether the benefit of voting the proxies outweighs the cost of recalling them. Furthermore, in circumstances where a client held a security as of record date, but the holdings were sold prior to the shareholder meeting, Janus Henderson Investors may abstain from voting that proxy.
3.3 FUNDS OF FUNDS
Janus Henderson Investors advises certain accounts that invest in other funds (“funds of funds”) advised by Janus Henderson Investors or its affiliated persons. From time to time, a fund of funds may be required to vote proxies for the underlying funds in which it is invested. In those circumstances, there may be a conflict of interest between Janus Henderson Investors and its clients. To mitigate that conflict, whenever an underlying fund submits a matter to a vote of its shareholders, Janus Henderson Investors will vote shares held by a fund-of-funds account in the same proportion as the votes of the other shareholders in the underlying fund (“echo vote”) or refrain from voting such shares to the extent that cost or other considerations outweigh the benefits of voting such shares.
In addition, certain Proprietary U.S. Funds may invest in ETFs and other funds advised by unaffiliated persons (“acquired funds,” and each, an “acquired fund”) pursuant to Rule 12d1-4 under the Investment Company Act (“Rule 12d1-4”). To the extent a Proprietary U.S. Fund and its advisory group2 (“advisory group”) individually or in the aggregate become the holders of (i) more than 25% of the outstanding voting securities of an acquired open- end fund or unit investment trust as a result of a decrease in the outstanding securities of that acquired open-end fund or unit investment trust or (ii) more than 10% of the outstanding voting securities of an acquired registered closed-end management investment company or business development company, Janus Henderson Investors will ensure that the Proprietary U.S. Fund and other funds and accounts in the advisory group echo vote the shares of the acquired fund; provided, however, that in circumstances where all holders of the outstanding voting securities of an acquired fund are required to echo vote pursuant to Rule 12d1- 4, a Proprietary U.S. Fund and other funds and accounts in the advisory group will. solicit voting instructions from its shareholders with regard to the voting of all proxies with respect to such acquired fund securities and vote such proxies only in accordance with such instructions.
3.4 CONFLICTS OF INTEREST
Because the Guidelines, the ISS Benchmark Policy and the Taft-Hartley Guidelines pre-establish voting positions, application of those rules to default positions should, in most cases, adequately address any possible conflicts of interest. For situations where Portfolio Management seeks to exercise discretion when voting proxies, Janus Henderson Investors has implemented additional policies and controls described below to mitigate any conflicts of interest.
Portfolio Management is required to disclose any actual or potential conflicts of interest that may affect its exercise of voting discretion. Actual or potential conflicts of interest include but are not limited to the existence of any communications from the issuer, proxy solicitors or others designed to improperly influence Portfolio Management in exercising its discretion or the existence of significant relationships with the issuer.
Janus Henderson Investors also proactively monitors and tests proxy votes for any actual or potential conflicts of interest. Janus Henderson Investors maintains a list of significant relationships for purposes of assessing potential conflicts with respect to proxy voting, which may include significant intermediaries, vendors or service providers, clients, and other relationships. In the event Portfolio Management intends to vote against the Guidelines with respect to an issuer on the significant relationships list, the Proxy Administrator will notify the Committee which will review the rationale provided by Portfolio Management in advance of the vote. In the event Portfolio Management intends to exercise discretion to vote contrary to Proxy Voting Service’s recommendations and with management as to an issuer on the significant relationships list, the Proxy Administrator will notify the Committee, which will review the rationale provided by Portfolio Management in advance of the vote. If the Committee determines the rationale is inadequate, the proxy vote will be cast as in accordance with the Guidelines or as instructed by the Committee. In addition, on a quarterly basis, the Committee reviews all votes that deviate from the Guidelines and assesses the adequacy of the portfolio managers’ stated rationale.
Any personal conflict of interest related to a specific proxy vote should be reported to the Committee prior to casting a vote. In the event a personal conflict of interest is disclosed or identified, the Committee will determine whether that person should recuse himself or herself from the voting determination process. In such circumstances, the proxy vote will be cast in accordance with the Guidelines or as instructed by the head of the applicable investment unit or a delegate. Compliance also reviews all refer votes contrary to the ISS recommendations and with management to identify any undisclosed personal conflicts of interest.
If a proxy vote is referred to the head of the applicable investment unit or a delegate or to the Committee, the decision made and basis for the decision will be documented by the Committee.
4. REPORTING, OVERSIGHT AND RECORDKEEPING

4.1 CLIENT AND REGULATORY REPORTING
Janus Henderson Investors will provide clients with such information on proxy voting as agreed or otherwise set forth herein. Upon request, Janus Henderson Investors will provide clients with the proxy voting record for their accounts. Janus Henderson Investors will publicly disclose vote reporting in line with local market requirements or practices. On an annual basis, Janus Henderson Investors will provide proxy voting records for each Proprietary U.S. Fund for the one-year period ending on June 30th on Janus Henderson Investors’ website at www.janushenderson.com/proxyvoting. Such voting record, on Form N-PX, is also available on the SEC’s website at www.sec.gov no later than August 31 of each year.
Janus Henderson Investors shall present this Policy and the Guidelines to the boards of trustees of the Proprietary U.S. Funds at least annually and shall provide such other information and reports requested by such boards to fulfill their oversight function.
Except as noted in this Policy or required by law, Janus Henderson Investors generally does not provide information to anyone on how it voted or intends to vote on a particular matter still pending. Unless that information has otherwise been made public, Janus Henderson Investors may confirm to issuers, their agents or other third parties that votes have been cast but not how or how many votes were cast. Notwithstanding the foregoing, Portfolio Management has the discretion to indicate to issuers or their agents how they voted or intend to vote in the context of discussions with issuers and their management as part of Janus Henderson Investors’ ongoing investment analysis process.
A complete copy of Janus Henderson Investors’ proxy voting policies and procedures, including specific guidelines, will be made available at www.janushenderson.com.
4.2 PROXY VOTING AND PROXY VOTING SERVICE OVERSIGHT
The Committee will ensure sufficient oversight of proxy voting through periodic review of voting decisions, operational issues and conflicts of interest as discussed herein. The Committee will review such information as it deems appropriate to discharge these responsibilities.
In addition, Janus Henderson Investors will conduct periodic due diligence reviews of the Proxy Voting Service via on-site, video or telephonic meetings and by written questionnaires. As part of this periodic due diligence process, Janus Henderson Investors shall collect information that is reasonably sufficient to support the conclusion that the Proxy Voting Service has the capacity and competency to adequately analyze the matters for which they provide research and voting recommendations. In connection with the periodic due diligence review, Janus Henderson Investors shall consider, among other things, (1) the adequacy and quality of the Proxy Voting Service’s staffing, personnel, and/or technology; (2) disclosure from the Proxy Voting Service regarding its methodologies in formulating voting recommendations; and (3) whether the Proxy Voting Service has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest. In further exercise of its oversight responsibility, Janus Henderson Investors shall periodically sample the proxy votes cast on behalf of clients to ensure whether the Guidelines were applied correctly to such votes.
4.3 RECORD RETENTION
Janus Henderson Investors will retain proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus Henderson Investors regarding votes cast in contradiction to the Guidelines. In addition, Janus Henderson Investors will retain internally-generated documents that are material to a proxy voting decision, such as the Guidelines, Committee materials and other internal research relating to voting decisions. Proxy statements received from issuers are generally available from the issuer’s, the relevant regulatory authority’s and/or the market place’s websites. They may also be available from the third-party voting service upon request. All materials discussed above will be retained in accordance with any applicable record retention obligations.
5. AMENDMENTS
This Policy is subject to review on an annual or more frequent basis by the Committee. In reviewing the Policy, the Committee reviews Janus Henderson Investors’ proxy voting record over the prior year, including exceptions to the Guidelines requested by Portfolio Management to determine whether any adjustments should be made. The Committee also reviews changes to the Guidelines recommended by the Proxy Voting Service, discusses such changes with the Proxy Voting Service, and solicits feedback from Portfolio Management on such changes. Once the Guidelines have been approved by the Committee and clients where required, they are distributed to the Proxy Administrator and the Proxy Voting Service for implementation.

PROXY VOTING GUIDELINES APPENDIX A
Janus Henderson Investors will generally vote all proxies relating to portfolio securities held in client accounts for which it has been delegated voting authority in accordance with these Guidelines and the implementation instructions provided to the Proxy Voting Service. Nonetheless, because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus Henderson Investors may not vote in strict adherence to the Guidelines. Portfolio Management is responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and instructing votes contrary to the Guidelines where they reasonably believe that is in the best interest of clients.
Janus Henderson Investors recognizes that corporate governance systems vary a great deal between jurisdictions according to factors such as cultural issues, laws and regulations, the extent of shareholder rights, the level of dispersed ownership and the stage of development more generally. In formulating our approach to corporate governance, we are conscious that a “one size fits all” policy is not appropriate. We will therefore seek to vary our voting activities according to the local market and its standards of best practices.
While Janus Henderson Investors has attempted to address the most common issues through the Guidelines, there will be various proxy voting proposals that are not addressed by the Guidelines or that require case-by-case resolution under the Guidelines. In addition, it may not be appropriate to apply certain Guidelines to investment types such as mutual funds, exchange-traded funds, and closed-end funds, in which case Janus Henderson Investors will generally rely on the recommendation of the Proxy Voting Service. Moreover, there may be various proxy voting proposals as to which the Proxy Voting Service does not have or provide research, analysis and recommendations. For example, the Proxy Voting Service may not provide research, analysis and recommendations for proxy voting proposals of privately-held companies. In such instances, those proposals will be referred to Portfolio Management for resolution. In exercising discretion, Janus Henderson Investors may take into consideration the information and recommendations of the Proxy Voting Service but will vote all proxies based on its own conclusions regarding the best interests of its clients.
In many cases, a security may be held by client accounts managed by multiple portfolio managers. While Janus Henderson Investors generally casts votes consistently across client accounts it manages, different portfolio managers may vote differently on the same matter in the exercise of their discretion. For example, different portfolio managers may reasonably reach different conclusions as to what is in the best interest of their clients based on their independent judgments. In addition, in rare circumstances, an individual portfolio manager may reasonably reach different conclusions as to what is in the best interests of different clients depending on each individual client account’s investment strategy or its objectives.
Directors AND BoardS
Janus Henderson Investors recognises the diversity of corporate governance models across different markets and does not advocate any one form of board structure. However, it also recognises there are certain key functions which are or should be common across all markets:
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Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures;
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Monitoring the effectiveness of the company's governance practices and making changes as needed;
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Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning;
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Aligning key executive and board compensation with the longer-term interests of the company and its shareholders;
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Ensuring a formal and transparent board nomination and election process;
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Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions;
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Ensuring the integrity of the corporation's accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards;
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Monitoring the quality of relationships with key stakeholders; and
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Overseeing the process of disclosure and communications.
Boards of directors should include the number and types of qualified directors sufficient to ensure effective discharge of these responsibilities, including independent non-executive directors with appropriate skills, experience and knowledge. The responsibilities of such non-executive directors should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board and influencing the conduct of the board as a whole. Consistent with this principle of independence, a board of directors should generally have a non-executive chairperson.
The board of directors should establish audit, compensation and nomination/succession committees. These should be composed wholly or predominantly of independent directors. Companies should publicly disclose the terms of reference of these committees and give an account to shareholders in an annual report or other regulatory filing of how their responsibilities have been discharged. The chairpersons and members of these committees should be appointed by the board as a whole according to a transparent procedure.

Janus Henderson Investors believes the board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each director should therefore generally stand for election on an annual basis.
In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:
Board Classification – Janus Henderson Investors will generally vote against proposals to classify boards of directors and for proposals to declassify boards of directors.
Board Size – Janus Henderson Investors will generally vote in favor of proposals to increase the size of a board of directors so long as the board would retain a majority of independent directors. Janus Henderson Investors will generally vote against proposals to decrease the size of a board of directors which are intended as anti-takeover measures.
Director Independence – Janus Henderson Investors will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Henderson Investors will generally vote in favor of proposals to separate the role of the chairman from the role of the CEO.
Director Indemnification – Janus Henderson Investors will generally vote in favor of proposals regarding director indemnification arrangements provided such provisions are not deemed excessive or inappropriate.
Uncontested Elections –Janus Henderson Investors will generally vote in favor of director candidates that result in the board having a majority of independent directors and oppose director candidates that result in the board not having a majority of independent directors. After taking into consideration country-specific practices, Janus Henderson Investors will generally vote in favor of individual director candidates unless they:
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attend less than 75% of the board and committee meetings without a valid excuse;
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ignore or otherwise fail to respond appropriately to shareholder proposals receiving majority shareholder support;
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are not responsive to advisory votes on executive compensation matters;
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fail to provide appropriate oversight of company's risk management practices;
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are non-independent directors and sit on the audit, compensation or nominating committees;
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are non-independent directors and the board does not have an audit, compensation, or nominating committee;
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are audit committee members and the non-audit fees paid to the auditor are excessive;
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are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist;
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serve as directors on an excessive number of boards;
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are compensation committee members and the company has poor compensation practices;
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adopt a long term poison pill without shareholder approval or make material adverse changes to an existing poison pill;
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are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board that does not have any female directors, and the company has not provided a reasonable explanation for its lack of gender diversity;
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are the chair of the responsible committee of a company that is a significant greenhouse gas emitter3 where such company is not taking minimum steps needed to understand, assess, and mitigate risks related to climate change; and/or
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amend the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders.
Contested Elections – Janus Henderson Investors will evaluate proposals relating to contested director candidates on case-by-case basis.
Cumulative Voting – Janus Henderson Investors will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.
3 Janus Henderson Investors will apply the same definition as used by the Proxy Voting Service.
AUDITORS AND ACCOUNTING ISSUES
Janus Henderson Investors believes boards of directors should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with auditors. Boards of directors should generally have appropriately constituted audit committees with sufficient levels of financial expertise in accordance with prevailing legislation or best practice. The audit committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects and clearly explains its accounting principles and policies. The audit committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (e.g., financial conflicts arising from the award of non-audit assignments).
In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:

Uncontested Auditors – Janus Henderson Investors will generally vote in favor of proposals to approve external auditors unless:
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the auditor has a financial interest in or association with the company and is therefore not independent;
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fees for non-audit services are excessive;
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there is reason to believe the auditor has rendered an opinion which may be neither accurate nor indicative of the company's financial position;
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the auditor is being changed without explanation; or
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the auditor is not identified by name.
Contested Auditors – Janus Henderson Investors will evaluate proposals relating to contested auditors on a case-by-case basis.
COMPENSATION ISSUES
Janus Henderson Investors believes compensation of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based compensation should be demanding. Requirements for directors and senior executives to acquire and retain company shares that are meaningful in the context of their cash compensation are also appropriate. The design of senior executives’ contracts should not commit companies to ‘payment for failure’. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions. Any share-based compensation should be subject to shareholder approval.
Companies should disclose in each annual report or proxy statement the board’s policies on executive compensation (and preferably the compensation of individual board members and top executives), as well as the composition of such compensation so that investors can judge whether corporate pay policies and practices are appropriately designed.
Broad-based employee share ownership plans or other profit-sharing programs are effective market mechanisms that promote employee participation. When reviewing whether to support proposed new share schemes, we place particular importance on the following factors:
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The overall potential cost of the scheme, including the level of dilution;
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The issue price of share options relative to the market price;
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The use of performance conditions aligning the interests of participants with shareholders;
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The holding period (i.e., the length of time from the award date to the earliest date of exercise); and
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The level of disclosure.
In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:
Executive and Director Equity-Based Compensation Plans – Janus Henderson Investors will generally vote in favor of equity-based compensation plans unless they create an inconsistent relationship between long-term share performance and compensation, do not demonstrate good stewardship of investors’ interests, or contain problematic features. Janus Henderson Investors considers the following, non-exhaustive list of practices to be problematic and generally votes against plans or amendments to plans that:
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provide for re-pricing of underwater options;
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provide for automatic replenishment (“evergreen”) or reload options;
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create an inconsistent relationship between long term share performance and compensation increases; and/or
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are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices.
Janus Henderson Investors will generally vote against proposals permitting material amendments to equity-based compensation plans without shareholder approval.
Long-Term Ownership – Janus Henderson Investors will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:
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requiring executive officers and directors to hold a minimum amount of stock in the company;
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requiring stock acquired through exercised options to be held for a certain period of time; and
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using restricted stock grants instead of options.
Director and Officer Loans – Janus Henderson Investors will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.
Say-on-Pay – Janus Henderson Investors will generally vote in favor of annual advisory votes on executive compensation (say-on-pay frequency). Janus Henderson Investors will generally vote with management on advisory votes on executive compensation (say-on-pay) unless Janus Henderson Investors determines problematic pay practices are maintained.

Executive Severance Agreements – Janus Henderson Investors will evaluate proposals to approve or cancel executive severance agreements on a case-by-case basis. Janus Henderson Investors will vote in favor of proposals to require executive severance agreements to be submitted for shareholder approval unless the proposal requires shareholder approval prior to entering into employment contracts.
Employee Stock Option Plans (ESOP) and Stock Purchase Plans (ESPP) – Janus Henderson Investors will generally vote in favor of proposals relating to ESOPs and ESPPs unless the shares purchased through the plans are discounted more than the market norm, the shares allocated to the plans are excessive, and/or the plans contain other problematic features.
Option Expensing and Repricing – Janus Henderson Investors will generally vote in favor of proposals requiring the expensing of options. Janus Henderson Investors will generally vote against proposals providing for the repricing of options.
CAPITALIZATION, ISSUANCES, TRANSACTIONS, SHAREHOLDER RIGHTS, AND OTHER CORPORATE MATTERS
Janus Henderson Investors believes all shareholders should be treated equitably. Companies’ ordinary shares should provide one vote for each share, and companies should act to ensure the owners’ rights to vote.
Any major strategic modifications to the core businesses of a company should not be made without prior shareholder approval. Equally, any major corporate changes, which in substance or effect, materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes may include but are not limited to modifications to articles or bylaws and the implementation of shareholder rights plans or so called “poison pills.”
We will not support proposals that have the potential to reduce shareholder rights, such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals, unless companies provide a compelling rationale for why they are in shareholder interests.
In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:
Capital Stock – Subject to local market standards, Janus Henderson Investors will generally vote in favor of proposals seeking to increase the number of shares of common or preferred stock authorized for issue unless the company does not adequately justify the need for the additional shares. Janus Henderson Investors will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the board of directors when the stock is issued (“blank check stock”). Janus Henderson Investors will generally vote against proposals for different classes of stock with different voting rights.
Stock Splits – Janus Henderson Investors will generally vote in favor of proposals to split shares unless they negatively affect the ability to trade shares or the economic value of a share.
Share Issuances - Janus Henderson Investors will generally vote in favor of proposals related to share issuances with and without preemptive rights, provided that voting in favor of such proposals is consistent with local market standards, such proposals are not considered excessive in the context of the issuer and such proposals do not provide for different levels of voting rights.
Debt Issuances – Janus Henderson Investors will evaluate proposals regarding the issuance of debt, including convertible debt, on a case- by-case basis.
Mergers, Acquisitions and Other Significant Corporate Transactions – Janus Henderson Investors will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis, including any related proposals such as share issuances or advisory votes on golden parachutes.
Reorganization, Restructuring and Liquidation – Janus Henderson Investors will evaluate plans of reorganization, restructuring and liquidation on a case-by-case basis.
Shareholder Rights Plans and Other Anti-Takeover Mechanisms – Janus Henderson Investors will generally vote against shareholder rights plans or other proposals designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are proposed in a transparent and independent fashion and designed primarily as a short-term means to protect a tax benefit, or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer. This general policy supersedes any other more specific policy to the contrary.
Change in Jurisdiction of Incorporation or Organization - Janus Henderson Investors will generally vote in favor of proposals regarding changes in the jurisdiction of incorporation or organization of an issuer.
Confidential Voting – Janus Henderson Investors will generally vote in favor of proposals to provide for confidential voting and independent tabulation of voting results.
Supermajority Voting – Janus Henderson Investors will generally vote against proposals to provide for supermajority voting (e.g., to approve acquisitions or mergers).
Special Meetings – Janus Henderson Investors will generally vote in favor of management proposals to allow shareholders to call special meetings. Janus Henderson Investors will generally vote in favor of shareholder proposals to allow shareholders to call special meetings, unless such right is already provided at a level consistent with local best practice and the shareholder proposal would further reduce the required threshold. Such proposals will be evaluated on a case-by-case basis.

Written Consents – Janus Henderson Investors will generally vote in favor of management proposals to allow action by shareholders’ written consent. Janus Henderson Investors will evaluate shareholder proposals to allow action by shareholders’ written consent on a case-by-case basis.
Proxy Access – Janus Henderson Investors will evaluate proposals related to proxy access on a case-by-case basis.
ENVIRONMENTAL AND SOCIAL ISSUES
Janus Henderson Investors believes that good management of stakeholder relationships contributes to business success and long-term shareholder value. These stakeholders include not only shareholders but also employees, consumers, debtholders, business partners, neighbors, and the wider global community. Janus Henderson Investors also recognises the importance of environmental issues such as climate change and social issues such as diversity & inclusion to all these stakeholder groups.
As a fiduciary for its clients, Janus Henderson Investors is primarily concerned with the impact of proposals on a company’s performance and economic value. Janus Henderson Investors recognizes that environmental and social issues are associated with risks, costs and benefits which can have a significant impact on company performance over the short and long term. When evaluating the merits of proposals on environmental and social issues, Janus Henderson Investors will weigh the risks, costs, and benefits of supporting the proposals against those presented by alternatives, including potentially seeking similar outcomes through direct engagement activities with management. Janus Henderson Investors will generally support management proposals addressing environmental and social issues unless we identify significant weaknesses relative to market practice or peers. Janus Henderson Investors will generally support shareholder proposals addressing environmental and social issues where we identify significant areas of weakness or deficiency relative to peers and/or industry best practices or feel that management has failed to adequately respond to shareholder concerns.
MISCELLANEOUS, ADMINISTRATIVE AND ROUTINE ITEMS
Janus Henderson Investors believes that management should generally have discretion to make certain types of decisions, including how to use existing capital. In addition, in certain jurisdictions, shareholder approval of certain routine or administrative matters may be required. On these types of issues, Janus Henderson Investors will generally defer to management unless it believes these decisions are not being made, or these actions are not being taken, in good faith.
In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:
Dividends – Janus Henderson Investors will generally vote in favor of management proposals relating to the issuance of dividends. Janus Henderson Investors will evaluate shareholder proposals relating to the issuance of dividends on a case-by-case basis.
Share Repurchase Plans - Janus Henderson Investors will generally vote in favor of management proposals regarding share repurchases. Janus Henderson Investors will evaluate shareholder proposals relating to share repurchases on a case-by-case basis.
“Other Business” – Janus Henderson Investors will generally vote against proposals to approve “other business” when it appears as a voting item.
Designation of Exclusive Forum - Janus Henderson Investors will generally vote in favor of proposals designating an exclusive forum in federal court or Delaware state court (for companies organized in Delaware). Janus Henderson Investors will evaluate proposals designating an exclusive forum in other jurisdictions on a case-by-case basis.
PROPOSALS OUTSIDE THE GUIDELINES
For proposals outside the scope of the Guidelines or instructions otherwise provided to the Proxy Voting Service, Janus Henderson Investors will generally rely on the recommendation of the Proxy Voting Service.

J.P. Morgan Investment Management Inc.
Global Proxy Voting Guidelines
North America, Europe, Middle East, Africa, Central America, South America, and Asia
April 1, 2022
Corporate Governance Policy & Voting Guidelines
JPMorgan Asset Management Global Proxy Voting GUIDELINES
A. Objective
As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients.
JPMAM incorporates detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.
B. Proxy Committee
To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee include: (1) determining the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; (2) review and approval of the Guidelines annually; and (3) the provision of advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of at least 3 Proxy Committee members. The Proxy Committee meets at least quarterly, or more frequently as circumstances dictate. The Global Head of Investment Stewardship is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMIM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines in accordance with applicable regulations and best practices. The Proxy Committees escalate to the AM Business Control Committee and/or the AM Bank Fiduciary Committee for issues and errors while strategy related matters for escalation will be escalated to the Sustainable Investing Oversight Committee.
C. The Proxy Voting Process
JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan.1
Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or, within the US, to

1The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.
In certain circumstances JPMAM may abstain and/or delegate proxy voting to the Independent Voting service including the following: 1) for certain commingled funds that are index replication portfolios and the JPMorgan Custom Invest Strategies, JPMAM is permitted in certain instances to delegate its proxy voting authority in whole or in part to the Independent Voting Service. This delegation may occur where JPMAM is restricted under applicable laws from voting a particular security or to permit JPMAM to utilize exemptions applicable to positions in bank or bank holding company stocks held in such funds. 2) where securities are held only in certain passive index tracking portfolios and not owned in our active accounts, the proxy may be voted in accordance with the Independent Voting Service. 3) for securities that were held in an account on record date but not on the date of the proxy vote, we may abstain from voting where JPMAM no longer holds the position.
D. Conflicts of Interest
Material Conflicts of Interest
The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) has adopted several policies including: the Conflicts of Interest Policy – Firmwide, Information Safeguarding and Barriers Policy – Firmwide and Information Safeguarding and Barriers Policy – MNPI Firmwide Supplement. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines.
Given the breadth of JPMAM’s products and service offerings, it is not possible to enumerate every circumstance that could give rise to a material conflict. Examples of such material conflicts of interest that could arise include, without limitation, circumstances in which:
management of a JPMAM client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business;
a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision;
The proxy being voted is for JPMorgan Chase & Co stock or for J.P. Morgan Funds;
The proxy administrator has actual knowledge that a JPMAM affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote.
Depending on the nature of the Conflict, JPMAM may elect to take one or more of the following measures, or other appropriate action:
Removing certain Adviser personnel from the proxy voting process;
“Walling off” personnel with knowledge of the conflict to ensure that such personnel do not influence the relevant proxy vote;
Voting in accordance with the applicable Proxy Guidelines, if any, if the application of the Proxy Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or
Deferring the vote to an independent voting service, if any, that will vote in accordance with its own recommendation. However, JPMAM may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the Proxy Administrator has actual knowledge indicating that a JPMAM affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of a proxy vote. The Proxy Committee shall review the Exception Request and shall determine whether JPMAM should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.

Potential Conflicts
The below are potential conflicts and may be evaluated on a case by case basis, to determine whether they are material and therefore require escalation.
JPMAM may cast proxy votes consistent with Client(s) investment strategies which may conflict with the investment strategies of other JPMAM clients, and notably, individual proxy votes may differ between clients;
JPMAM clients may invest in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts;
JPMAM, or our clients, may participate in stocklending programs or lend stock to third parties whose investment objectives may be different to ours and as a result the third parties may cast proxy votes that conflict with the investment strategies of our clients;
JPMAM may engage with companies on behalf of impact and sustainable funds that have different objectives to other funds;
v) JPMAM may have a different position on corporate governance matters than its parent company (JPMC);
vi) JPMAM clients may want us to engage or vote on corporate governance issues that further their interests, however, are not consistent with our policies;
vii) JPMAM may participate in collaborative engagements with other industry participants which may include joining a coalition, working with other asset managers / owners on issues relating to the 5 priorities, and / or signing of public statements and resolutions that may have conflicting or differing positions on corporate governance matters.
E. Escalation of Material Conflicts of Interest
When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, and as necessary, a legal and/or compliance representative from the Proxy Committee will evaluate the potential conflict and determine whether an actual material conflict of interest exists, and if so, will recommend how the relevant JPMAM entity will vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.
The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.
F. Recordkeeping
JPMAM is required to maintain in an easily accessible place for all records relating to the proxy voting process, according to the retention requirements set out by the various global regulatory regimes. Those records include the following:
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a copy of the JPMAM Proxy Voting Procedures and Guidelines;
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a copy of each proxy statement received on behalf of JPMAM clients;
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a record of each vote cast on behalf of JPMAM client holdings;
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a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;
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a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and
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a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.
It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.
Exhibit A
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JPMorgan Chase Bank, N.A.
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JPMorgan Asset Management (UK) Limited
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J.P. Morgan Investment Management Inc.
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JPMorgan Asset Management (Asia Pacific) Limited
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JPMorgan Asset Management (Singapore) Limited
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JPMorgan Asset Management (Japan) Ltd

•
J.P. Morgan Private Investments, Inc.
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Bear Stearns Asset Management Inc.
II: Proxy Voting Guidelines
JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.
JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.
In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.
A: North America
1. Board of Directors
A. Uncontested Director Elections
Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:
1)
attend less than 75 percent of the board and committee meetings without a valid excuse for the absences.
2)
adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.
3)
are inside or affiliated outside directors and serve on the audit, compensation, or nominating committees. For purposes of defining “affiliation” we will apply either the NYSE listing rule for companies listed on that exchange or the NASDAQ listing rule for all other companies.
4)
ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast. The review period will be the vote results over a consecutive two year time frame.
5)
are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.
6)
are insiders and affiliated outsiders on boards that are not at least majority independent. In the case of controlled companies vote FOR non-independent directors who serve on committees other than the audit committee.
7)
are CEOs of publicly traded companies who serve on more than two public boards (besides his or her own board) and all other directors who serve on more than four public company boards.
8)
are compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.
9)
are audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.
10)
are compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.
11)
demonstrated history of poor performance or inadequate risk oversight.
12)
and/or committee members when the board adopts changes to the company’s by-laws or charter without shareholder approval if the changes materially diminish shareholder rights.
13)
chair the board, are lead independent directors, or chair governance committees of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation.
14)
for newly public companies, vote case-by-case on directors as we believe the company should have the appropriate time frame to mature and better its governance structure and practices.
B. CEO Votes
Except as otherwise described above, we generally do not vote against a sitting CEO in recognition of the impact the vote may have on the management of the company.

C. Proxy Access
Generally vote for shareholder proposals requesting companies to amend their by-laws in order to facilitate shareholders’ ability to nominate candidates for directors as long as the minimum threshold of share ownership is 3% (defined as either a single shareholder or group of shareholders) and the minimum holding period of share ownership is 3 years. Generally, we will oppose proposals which restrict share ownership thresholds to a single shareholder.
We recognize the importance of shareholder access to the ballot process as one means to ensure that boards do not become self-perpetuating and self-serving. We generally support the board when they have adopted proxy access at a 3% / 3 year threshold either through a majority supported shareholder ballot or by adopting the bylaw on its own initiative. However, we are also aware that some proposals may promote certain interest groups to the detriment of shareholders generally and could be disruptive to the nomination process. Hence, we will generally vote against shareholder proposals which seek to amend an existing proxy access by law unless the terms of the proxy access right is unduly restrictive to shareholders.
2. Proxy Contests
A. Election of Directors
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.
B. Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.
3. Ratification of Auditors
Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.
Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.
Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.
4. Proxy Contest Defenses
A. Board Structure: Staggered vs. Annual Elections
Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:
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Majority of board composed of independent directors,
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Nominating committee composed solely of independent directors,
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Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,
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Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
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Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
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Absence of superior voting rights for one or more classes of stock,
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Board does not have the sole right to change the size of the board beyond a stated range that been approved by shareholders, and
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Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).
B. Shareholder Ability to Remove Directors
Vote against proposals that provide that directors may be removed only for cause.
Vote for proposals to restore shareholder ability to remove directors with or without cause.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote for proposals that permit shareholders to elect directors to fill board vacancies.

C. Cumulative Voting
Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:
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Annually elected board,
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Majority of board composed of independent directors,
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Nominating committee composed solely of independent directors,
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Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
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Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
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Absence of superior voting rights for one or more classes of stock,
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Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
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Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).
D. Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimis number of shares to call the meeting and subject the company to the expense of a shareholder meeting.
Vote for proposals that remove restrictions on the right of shareholders to act independently of management.
E. Shareholder Ability to Act by Written Consent
We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.
We generally vote against proposals to allow or facilitate shareholder action by written consent, unless the company does not permit the right to call special meetings, or if there are undue restrictions on shareholders’ rights to call special meetings.
F. Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
5. Tender Offer Defenses
A. Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.
Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.
Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.
If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
B. Fair Price Provisions
Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
C. Greenmail
Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
D. Unequal Voting Rights
Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.
E. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws
Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
F. Supermajority Shareholder Vote Requirement to Approve Mergers
Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
6. Miscellaneous Board Provisions
A. Separate Chairman and CEO Positions
We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:
•
Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:
(1)
Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
(2)
Serves as liaison between the chairman and the independent directors,
(3)
Approves information sent to the board,
(4)
Approves meeting agendas for the board,
(5)
Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,
(6)
Has the authority to call meetings of the independent directors, and
(7)
If requested by major shareholders, ensures that he is available for consultation and direct communication;
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2/3 of independent board;
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All-independent key committees;
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Committee chairpersons nominated by the independent directors;
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CEO performance is reviewed annually by a committee of outside directors; and
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Established governance guidelines.
Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.
B. Lead Directors and Executive Sessions
In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).
C. Majority of Independent Directors
We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.
Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.
Generally vote for shareholder proposals asking for a 2/3 independent board.
D. Stock Ownership Requirements
Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

E. Hedging / Pledging of Securities
We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.
F. Term of Office
Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.
G. Board Composition
We support board refreshment, independence, and a diverse skillset for directors. We believe that board composition should contribute to overall corporate strategies and risk management and will evaluate the board’s skills, expertise, and qualifications. As a matter of principle, we expect our investee companies to be committed to diversity and inclusiveness in their general recruitment policies as we believe such diversity contributes to the effectiveness of boards. We will utilize our voting power to bring about change where Boards are lagging in gender and racial/ethnic diversity. We will generally vote against the chair of the Nominating Committee when the issuer does not disclose the gender or racial and ethnic composition of the Board. Aggregated diversity data will be considered as adequate in instances where individual directors do not wish to disclose personal identification. We will generally vote against the chair of the Nominating Committee when the issuer lacks any gender diversity or any racial/ethnic diversity unless there are mitigating factors. Mitigating factors include, among other factors, recent retirement of relevant directors, a relatively new public company, and an ongoing search for a director. We generally will vote case-by-case on shareholder proposals which seek to force the board to add specific expertise or to change the composition of the board.
H. Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.
Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.
Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.
Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.
I. Board Size
Vote for proposals to limit the size of the board to 15 members.
J. Majority Vote Standard
We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or. bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.
K. Zombie Directors
Generally vote against the chair of the nominating committee if one or more directors remain on the board after having received less than majority of votes cast in the prior election.
7. Miscellaneous Governance Provisions
A. Independent Nominating Committee
Vote for the creation of an independent nominating committee.
B. Confidential Voting
Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
Vote for management proposals to adopt confidential voting.
C. Equal Access
Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

D. Bundled Proposals
Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
E. Charitable Contributions
Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
F. Date/Location of Meeting
Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.
G. Include Nonmanagement Employees on Board
Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.
H. Adjourn Meeting if Votes are Insufficient
Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.
I. Other Business
Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.
J. Disclosure of Shareholder Proponents
Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.
K. Exclusive Venue
Generally, vote for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes, if the company is a Delaware corporation; otherwise, vote on a case-by-case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.
Vote against the independent chair or lead independent director and members of the nominating/governance committee where the company has unilaterally adopted such policy after going public without shareholder approval or engagement, unless the company is a Delaware Corporation.
L. Virtual Only Annual General Meeting
Annual stockholders’ meetings should allow fair and open access for dialogue between the management of the company and shareholders We have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting. Such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.
Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as the governing documents do not prohibit in-person meetings
8. Capital Structure
A. Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.
Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.
B. Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.
C. Reverse Stock Splits
Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.
Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

D. Blank Check Preferred Authorization
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.
Vote against such proposals unless it explicitly states that the preferred stock cannot be used as anti-takeover mechanism or prevent change in control or mergers and acquisitions
Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.
E. Shareholder Proposals Regarding Blank Check Preferred Stock
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
F. Adjustments to Par Value of Common Stock
Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.
G. Restructurings/Recapitalizations
Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:
•
Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
•
Change in Control—Will the transaction result in a change in control of the company?
•
Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
H. Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
I. Targeted Share Placements
These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placemen by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.
9. Execute and Director Compensation
A. Stock-based Incentive Plans
Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.
In addition, we will assess the structure of the equity plan taking into consideration certain plan features as well as grant practices. This will include whether dividends are paid or accrued to the unvested equity awards. Once the cost of the plan is estimated and other features are taken into consideration, the plan will be reviewed to determine if it is in the best interest of the shareholders. Problematic pay practices will have a bearing on whether we support the plan. We will consider the pay practices of other companies in the relevant industry and peer companies in this analysis.
Review case-by-case stock based plans for companies which rely heavily upon stock for incentive compensation, taking into consideration the factors mentioned above. These companies include high growth and financial services companies where the plan cost as measured by shareholder value transfer (SVT) appears to be high.
For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has significantly underperformed over the long term, and its CEO also had an increase in total direct or targeted compensation from the prior year, it would signify a disconnect in pay and performance. Generally vote against management proposal on executive compensation when there is significant increase in target compensation despite long term underperformance.
B. Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.
C. Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.
Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.
D. Say on Pay – Advisory Vote
Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.
Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support. Where executive compensation seems excessive relative to peers and is not supported by long term performance, or where we believe performance metrics and targets used to determine executive compensation are not aligned with long term shareholder value, WITHHOLD from select members of the compensation committee.
In the case of externally managed REITs, generally vote against the advisory vote as there is a lack of transparency in both compensation structure and payout.
Say on Pay – Frequency
JPMAM will review compensation versus long/term performance on an annual basis.
E. Golden and Tin Parachutes
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to less than three times salary, plus guaranteed retirement and target bonus.
Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.
Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
F. 401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees.
G. Employee Stock Purchase Plans
Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.
Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution.
H. Option Expensing
Generally, vote for shareholder proposals to expense fixed-price options.

I. Option Repricing
In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals, provided such options are valued appropriately.
J. Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.
K. Transferable Stock Options
Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.
L. Recoup Bonuses
1)
Vote FOR on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.
2)
Vote FOR shareholder proposals to recoup incentive payments if it is determined that the individual engaged in misconduct or poor performance prior to payment of the award or bonus, and that such award or bonus would not have been paid, in whole or in part, had the misconduct or poor performance been known prior to payment.
M. Two Tiered Compensation
Vote against proposals to adopt a two tiered compensation structure for board directors.
10. Incorporation
A. Reincoporation Outside of the United States
Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.
B. Voting on State Takeover Statues
Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
C. Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.
11. Mergers and Corporate Restructurings
A. Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.
B. Nonfinancial Effects of a Merger or Acquisition
Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.
C. Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.
D. Spin-offs
Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
E. Asset Sales
Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

F. Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
G. Appraisal Rights
Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.
H. Changing Corporate Name
Vote for changing the corporate name.
12. Social and Environmental Issues
We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.
With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
In evaluating how to vote environmental proposals, considerations may include but are not limited to the following—
Issuer Considerations
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Asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations
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capital deployment of the company
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cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs
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corporate behavior of the company, including whether senior management is incentivized for long-term returns
•
demonstrated capabilities of the company, its strategic planning process, and past performance
•
current level of disclosure of the company and consistency of disclosure across its industry
•
whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework.
Proposal Considerations
•
would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company
•
does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices
•
does the proposal create the potential for unintended consequences such as a competitive disadvantage. In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.
An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, and release of EEO-1 or comparable data, where such disclosure is deemed inadequate.

We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.
A. Military Business
Vote case-by-case on defense issue proposals.
Vote case-by-case on disclosure reports that seek additional information on military-related operations.
B. International Labor Organization Code of Conduct
Vote case-by-case on proposals to endorse international labor organization code of conducts.
Vote case-by-case on disclosure reports that seek additional information on company activities in this area.
C. Promote Human Rights
Vote case-by-case on proposals to promote human rights.
Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.
D. Equal Employment Opportunity and Discrimination
Vote case-by-case on proposals regarding equal employment opportunities and discrimination.
Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.
E. Animal Rights
Vote case-by-case on proposals that deal with animal rights.
F. Product Integrity and Marketing
Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.
Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.
Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.
Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.
G. Human Resources Issues
Vote case-by-case on proposals regarding human resources issues.
Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.
H. Link Executive Pay with Social and/or Environmental Criteria
Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.
Vote case-by-case on disclosure reports that seek additional information regarding this issue.
I. High Risk Markets
Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.
J. Political Contribution
Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.
Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.
13. Foreign Proxies
Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committees located in London, Tokyo, and Hong Kong. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department.

14. Pre-Solicitation Contact
From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.
What is material non-public information?
The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:
•
a pending acquisition or sale of a substantial business;
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financial results that are better or worse than recent trends would lead one to expect;
•
major management changes;
•
an increase or decrease in dividends;
•
calls or redemptions or other purchases of its securities by the company;
•
a stock split, dividend or other recapitalization; or
•
financial projections prepared by the Company or the Company's representatives.
What is pre-solicitation contact?
Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?” to very specific inquiries, e.g., “Here's a term sheet for our restructuring. Will you vote to approve this?”
Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Proxy Administrator immediately. The Company or its representative should be instructed that all further contact should be with the Proxy Administrator. The Proxy Administrator will make the determination to contact the Legal/Compliance departments if needed.
It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be escalated by the Proxy Administrator to the Legal/Compliance Department.
B. Europe, Middle East, Africa, Central America and South America
I. Policy
Corporate Governance addresses the agency problems that are induced by the separation of ownership and control in the modern corporation. J.P. Morgan Asset Management (‘JPMAM’) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business at all times.
We have set out herein the principles which provide the framework for our corporate governance and proxy voting activity. Although these apply primarily to the UK and Europe and therefore principally concern accounts managed from the London office, our colleagues in New York, Tokyo and Hong Kong have similar guidelines, consistent with law and best practice in these different locations. Full details are available on request.
Our UK Guidelines are based on the revised UK Corporate Governance Code. Any company complying with its provisions can usually expect JPMAM to support its corporate governance policies. JPMAM works closely with the UK Financial Reporting Council
(FRC) and the Investment Association (IA), and we abide by these organisations’ corporate governance principles and also take their guidance into account when implementing our policy. If a company chooses to deviate from the provisions of the Code, we will give the explanations due consideration and take them into account as appropriate, based on our overall assessment of the standards of corporate governance evidenced at the company.
For Continental European markets, we expect companies to comply with local Corporate Governance Codes, where they exist. We fully recognise that, in certain European markets, there are areas where local law or practice prescribe differing structures or processes to those found in the UK, which must be taken into account. In markets where a comparable standard does not exist, we will use our own Guidelines as the primary basis for our voting and corporate governance activity, whilst taking local market practice into consideration where applicable. JPMAM also is a member of the European Funds and Asset Management Association (EFAMA), the International Corporate Governance Network (ICGN) and the Asian Corporate Governance Association (ACGA) and will take their guidance into account where appropriate.
In our view, our Guidelines meet with the requirements of the US Department of Labor recommendations as they apply to ERISA and US Mutual Funds.
Voting
JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset (although it should be noted that not all of our clients delegate voting authority to us. Some do not authorise us to vote, or delegate voting to a third party). It is the policy of JPMAM to vote shares held in its clients’ portfolios in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security. So far as is practicable we will vote at all of the meetings called by companies in which we are invested.
It should be noted that JPMAM treats every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate. Our primary concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication only of JPMAM’s normal voting policy. The investment analyst or portfolio manager always has discretion to override the policy should individual circumstances dictate.
Certain markets require that shares being tendered for voting purposes are temporarily immobilised from trading until after the shareholder meeting has taken place. Other markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, empowered with Power of Attorney documentation which can represent considerable cost to clients. Elsewhere, notably Emerging Markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific financial risks where, for example, voting can preclude participating in certain types of corporate action. In these instances, it may sometimes be in our clients’ best interests to intentionally refrain from voting in certain overseas markets from time to time.
As our Guidelines are primarily targeted at companies listed on main stock exchanges, it is sometimes difficult for smaller companies to apply the same corporate governance rules and we will look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.
Proxy Committee
To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are:
(1) determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; (2) review and approve the Guidelines annually; and (3) provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of at least 3 Proxy Committee members. The Proxy Committee meets at least quarterly, or more frequently as circumstances dictate. The Global Head of Stewardship is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMAM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines in accordance with applicable regulations and best practices. The Proxy Committees escalate to the AM Business Control Committee and/or the AM Bank Fiduciary Committee for issues and errors while strategy related matters for escalation will be escalated to the Sustainable Investing Oversight Committee.
Stewardship and Engagement
As long-term owners, we regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. For UK and European companies in particular, Investment Stewardship specialists routinely attend scheduled one-to-one meetings alongside analysts and portfolio managers, as well as convene dedicated meetings as required in order to debate areas of concern.
Conflicts of Interest
Typical conflicts include where JPMC or its Affiliates are involved in a transaction at an investee company, or provide banking or other services, or where JPM personnel sit on other company boards.
In order to maintain the integrity and independence of JPMAM’s proxy voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The policy is available to download from our website.
A conflict is deemed to exist when voting in relation to JPMorgan Chase & Co, or for JPMorgan Funds, or when JPMAM has knowledge that a JPMorgan affiliate is an advisor or has rendered a fairness opinion with respect to the matter being voted upon. When such conflicts are identified, JPMAM will call upon an independent third-party to make the voting decision, either in accordance with JPMAM voting guidelines or by the third party using its own guidelines, or when a JPMorgan affiliate receives a voting recommendation from a third party, as guided by Compliance. In certain circumstances, we may elect not to vote. A record of all such decisions is available to clients on request.
Stocklending
Stock which is lent cannot normally be voted, as the right to vote is effectively lent with the shares. For routine voting, JPMAM views the revenue from lending activities to be of more value to the client than the ability to vote. However, we reserve the right to recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote, or if we feel lent stock risks being used in a manner which may impede ongoing engagement activity.
Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Investment Stewardship Team.
II. Voting Guidelines
1. Reports & Accounts
Annual Report
Reports and accounts should be both detailed and transparent and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB) and should meet with the spirit as well as the letter of those reporting standards. We agree with the UK Corporate Governance Code, that the company’s annual report and accounts, when taken as a whole, should be fair, balanced and understandable, a primary outcome of which is for the narrative sections of the annual report to reflect more accurately the company’s position, performance and prospects
The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist, together with detailed explanations regarding any area of non-compliance.
Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.
Remuneration Report
The remuneration policy as it relates to senior management should ideally be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of individual director’s emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report and, if appropriate, members of the Remuneration Committee, if we feel that explanation is insufficient. Any material changes to compensation arrangements should be put to shareholders for approval.
Under the requirements of SRD II (Shareholder Rights Directive), and best practice under the European Commission’s guidelines, companies are asked to provide disclosure on amounts paid to executives, alignment between company performance and pay out to executives. Companies should provide disclosure of variable incentive targets, levels of achievement and performance awards made after the performance period. Companies should clearly outline discretionary authority by the board or remuneration committee to adjust pay outcomes.
We encourage companies to provide information on the ratio of CEO pay to median employee pay, and explain the reasons for changes to the ratio year on year and how it is consistent with the company’s wider policies on employee pay, reward and progression. Companies should also have regard to gender pay gaps (if any) and indicate to shareholders how the issue is to be addressed.
Several markets worldwide now have a binding vote on remuneration policy. In our view, remuneration policies should stand the test of time, and should not need amendment on an annual or biennial basis. We would therefore expect votes on remuneration policies to occur normally every third year, the maximum allowed under the regulations, and will regard it as concerning where companies feel the need to bring proposed changes to shareholders more frequently than this. Similarly, reporting under the new regulations should not necessarily lead to an increase in the volume of data provided. Investors expect clear and concise reports that are effective at communicating how executive pay is linked to delivery of the company’s strategy in the long-term. see Compensation.
2. Dividends
Proposals for the payment of dividends should be presented to shareholders for approval and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.
3. Board of Directors
Board Structure
Companies should be controlled by an effective board, with an appropriate balance of executive and non-executive directors, such that no single stakeholder or group of stakeholders has a disproportionate or undue level of influence. JPMAM is generally in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.
In our view, the board has a vital role to play in shaping and embedding a healthy corporate culture. The values and standards of behaviour set by the board are an important influence on culture within the organisation and we believe there are strong links between governance and establishing a culture that supports long-term success. In our view, there is a role for the board in establishing and promoting the culture, values and ethics of the company and in setting the ‘tone from the top’. We agree with the UK Financial Reporting Council (FRC), that a company’s culture should promote integrity and openness, value diversity and be responsive to the views of shareholders and wider stakeholders.
Board Independence
JPMAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.
We agree with the ICGN, that the majority of a board should be independent, especially if the company has a joint Chairman / CEO. JPMAM will use its voting powers to encourage appropriate levels of board independence, whilst taking into account local market practice In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings. Boards should also create and maintain a formal succession plan, to ensure orderly refreshment of the board, and minimise over-dependence on any certain individual.
Chairman
Boards should be headed by an effective Chairman, who is independent on appointment, and who meets the same ongoing independence criteria, including tenure, as other non-executive directors. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMAM believes that the roles of Chairman and Chief Executive Officer should normally be separate and will generally vote against combined posts.
Board Size
Board size should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favour of reducing excessively large boards wherever possible. Boards with more than 15 directors are usually deemed excessively large, whereas less than 5 directors may be too small to provide sufficient levels of independence for key committees.
Board Diversity
JPMAM is committed to supporting inclusive organisations where everyone can succeed on merit, regardless of gender, sexual orientation, disability or ethnic and religious background. Recruiting individuals with unique skills, experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members. Although we do not endorse quotas, we expect boards to have a strategy to improve female representation in particular. To this end, we generally support the target of one-third of board positions being held by women, as recommended by the UK Government’s Women on Boards Report, the Davies Review and the Hampton-Alexander Review. We will utilise our voting power to bring about change where companies are lagging, as well as engage with Nominations Committees where appropriate. We also expect companies to consider diversity in its widest sense, both at board level and throughout the business. In support of the Parker Review, we will monitor changes of UK Boards, in increasing ethnic diversity, and ask for transparency and disclosure of progress made.
Board Committees
Boards should delegate key oversight functions, such as responsibility for Audit, Nominations and Remuneration issues, to independent committees. The Chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisers where appropriate at the company’s expense.
Audit Committees should consist solely of non-executive directors, who are independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of financial literacy. Formal arrangements should be in place for the committee to hold regular meetings with external auditors, without executive or staff presence and they should have an explicit right of unrestricted access to company documents and information.
Nomination Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include assessing the skills, diversity and competencies of directors, to ensure that the board has an appropriate range of expertise. The Committee should also manage the process for formally evaluating the performance of the board, its committees and directors, and reporting on this process to shareholders in the Annual Report, as well as maintaining formal and transparent arrangements for succession planning for the board and senior executives.
Remuneration Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include reviewing and recommending policies relating to remuneration, retention and termination of senior executives, ensuring that, through these policies, executives are properly motivated to drive the long-term success of the company, and that incentives are appropriately aligned, and overseeing the remuneration framework for non-executive directors. The Remuneration Committee should be ready to engage with and where necessary, receive feedback from, relevant stakeholders including large institutional shareholders and the wider workforce. See Remuneration Report
Boards of banks, or other large or complex companies, should establish a Risk Committee to provide independent oversight and advice to the board on the current risk exposures of the entity and future risk strategy, in order to manage these issues effectively within their business. These bodies should give a summary of their activities in the Annual Report.
Director Independence
We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict and has not been employed in an executive capacity by the company for at least the previous ten years.
A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer normally be deemed to be independent. Directors staying on beyond this duration would require the fullest explanation to shareholders, and we would expect such directors to offer themselves for re-election annually.
In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.
Director’s Liability
In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding and may not release the board from its legal responsibility.
JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.
Companies may arrange Directors and Officers (‘D&O’) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.
Multiple Directorships
Non-executive directors should have sufficient time to meet their board responsibilities. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than three significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.
We agree with the UK Corporate Governance Code that no single individual should chair more than one major listed company.
Investment Trust and Fund Directors
In the UK, the Boards of investment trust companies are unusual in being normally comprised solely of non-executive directors. JPMAM generally prefers that the majority of such boards (including the Chairman) are independent of the management company. We believe this to be appropriate and expect investment trust boards to comply with the Association of Investment Companies (AIC) Code of Corporate Governance.
We note that the AIC Code does not make explicit recommendations on board tenure. We take this into account when assessing director independence, although we agree with the AIC that investment trust companies should have a formal policy on tenure and that any director serving beyond three terms should offer themselves for re-election annually. We also believe that at least half of the board of an investment trust company (including the Chairman) should be non-executive directors having served for less than nine years, in order to ensure that the board does not become ossified with a large number of long-serving directors.
SICAV and other fund board directors should comply with the ALFI Code of Conduct, or equivalent codes where they exist.
4. Compensation
Directors’ Contracts
JPMAM believes that directors’ contracts should be of one year’s duration or less, and payments on termination should not exceed one year’s fixed compensation. This is accepted market best practice in the UK as well as other major European markets. Special provisions whereby additional payment becomes due in the event of a change of control are an inappropriate use of shareholder funds and should be discouraged. Market practice regarding the length of director’s service contracts varies enormously: JPMAM is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMAM will take into account local market practice when making judgements in this area. Company Chairmen should not normally have executive-style contractual arrangements with the company which include severance terms.

Executive Director’s Remuneration
Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent, simple to understand and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. Compensation should contain both a fixed element, set by reference to the external market but always cognisant of pay within a company’s general workforce, and a variable element, which fully aligns the executive with shareholders and where superior awards can only be achieved by attaining superior performance.
Due consideration should also be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, in order to incentivise appropriate behaviours and, more importantly, discourage excessive risk taking, which may be detrimental to shareholders. Compensation arrangements should provide alignment between managers and shareholders across the cycle, and due consideration should be given to devices such as clawback or bonus/malus arrangements in order to avoid payment for failure.
JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.
We believe firmly that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least two year’s salary, which should be maintained for the duration of employment. Increasingly, we expect directors to maintain a meaningful shareholding in the company for at least one year following their departure. Unvested stock from in-flight incentive plan cycles may count towards this shareholding requirement.
Transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made. Similarly, recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.
Non-Executive Director’s Remuneration
JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards.
Fixed Compensation
Executives are entitled to a basic salary set by reference to the external market and in particular benchmarked against the company’s immediate peers. Acknowledging that salary often forms the basis for variable compensation, we believe annual increases in salary should be limited and generally in line with the wider workforce of the company. Substantial increases in salary should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.
Variable Compensation
We generally prefer any variable compensation arrangement to have a short-term and long-term component. Annual bonuses are now a common feature of compensation packages. We prefer that bonuses be capped at a multiple of salary benchmarked against a company’s sector. In industries that operate an overall bonus pool we at least expect a cap on the overall potential pool. Whilst we recognise that annual bonus targets are often, though not always, commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonus for executives should take the form of cash and shares deferred for a defined period of time. Bonus malus and/or clawback are also expected features of any bonus scheme.
For the long-term component, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give directors incentive to perform at the highest levels, and grants under such schemes should be subject to appropriate performance criteria which are challenging and which reflect the company’s long-term strategy and objectives over an appropriate period (at least three years, and preferably five years or more) There should be no award for below-median performance, and awards for at-median performance should be modest. Beneficiaries should be encouraged to retain any resultant shares for a suitable time, and should not benefit from free-matching shares for no other reason than a decision to defer compensation already earned. Restricted Share Awards (RSAs), which substitute traditional performance criteria in exchange for long-term ownership of company stock, may be appropriate for some companies. Any move to RSAs should be fully justified by the remuneration committee. We will also wish to satisfy our selves that the company has demonstrated historically appropriate levels of remuneration and has established a relationship of trust with shareholders. If moving from traditional long-term incentives to restricted shares, the remuneration committee should consider the appropriate level of discount to award levels, to reflect the certainty of restricted shares. Restricted shares should, in our view, be retained for a period of time after retirement or departure from the company, in order to incentivise executives to ensure an orderly transition.
We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, the backdating of awards or discounted awards.
All incentive plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. They should also take into account appropriate levels of dilution. Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.
In all markets JPMAM will vote in favour of well-structured schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders in advance. We also favour simplicity both in the number of variable incentive schemes and in their structure. We will vote against payments which are excessive, or performance criteria which are undemanding, or where there is excessive discretion exercised by remuneration committees. We will also oppose incentive arrangements which are not subject to formal caps, or appropriate tapering arrangements. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.
Pensions
JPMAM believes that executive pension arrangements should mirror those of the wider workforce particularly with regard to contribution levels. JPMAM believes it is inappropriate for executives to participate in pension arrangements which are materially different to those of employees (such as receiving a higher contribution, or continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into individual director’s pension schemes, changes to pension entitlements and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.
5. Auditors
Auditor Independence
Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent, or where there has been an audit failure. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.
Auditor Rotation
In order to safeguard the independence of the audit, companies should rotate their auditor over time. We agree with the provisions of the UK Competition Commission, that companies should put their external audit contract out to competitive tender at least every ten years.
Auditor Remuneration
Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy. A mechanism should be in place to ensure that consultancy work is put out to competitive tender.
We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.
Auditor Indemnification
JPMAM is opposed to the use of shareholders’ funds to indemnify auditors. see Audit Committee
6. Issue of Capital
Issue of Equity
In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Any new issue of equity should take into account appropriate levels of dilution.
JPMAM believes strongly that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis. Pre-emption rights are a fundamental right of ownership and we will vote against ‘cash box’ structures or other attempts to suspend, bypass or eliminate pre-emption rights, unless they are for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions). We prefer that these issuances are sought annually, and generally do not support multi-year capital issuances, or shares which are issued at a preferential discount to third parties as part of a related-party transaction.
JPMAM will vote against increases in capital which would allow the company to adopt ‘poison pill’ takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long-term.
Issue of Debt
JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against any uncapped or poorly defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defence.
Share Repurchase Programmes

JPMAM will vote in favour of share repurchase or buy-back programmes where the repurchase would be in the best interests of shareholders and where the company is not thought to be able to use the cash in a more useful way. We will vote against abusive schemes, or where shares are repurchased at an inappropriate point in the cycle, or when shareholders’ interests could be better served by deployment of the cash for alternative uses.
7. Mergers / Acquisitions
Mergers and acquisitions are always referred to individual portfolio managers and/or investment analysts for a case-by-case decision, based exclusively on the best economic interests of our clients. In exceptional circumstances, we will split our vote and vote differently for individual clients depending on the respective desired investment outcomes of our portfolio managers. JPMAM may occasionally split its vote between different client constituents for technical reasons, such as cross-border mergers where certain groups of clients may not be able to hold the resultant stock, or to reflect differing portfolio strategies and/or investment outcomes.
As a general rule, JPMAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means and where all shareholders receive fair and equal treatment under the merger/acquisition terms.
8. Related-Party Transactions
Related party transactions (RPTs) are common in a number of jurisdictions. These are transactions between a company and its related parties, and generally come in two forms: one-off transactions, typically asset purchases or disposals, and; recurring transactions occurring during the ordinary course of business, usually in the form of the ongoing sale and purchase of goods and services.
According to the materiality and nature of the transaction, the RPT may need to be disclosed and submitted to a shareholder meeting for approval. Any shareholder who has a material interest in the transaction should abstain from voting on the resolution. If a RPT requires shareholder approval, the company should establish a board committee comprising solely of independent directors, and appoint an independent advisor to prepare a recommendation to minority shareholders.
We will assess one-off transactions on a case by case basis. Where we are convinced by the strategic rationale and the fairness of the transaction terms, we will vote in favour. At the same time, we would expect the independent directors to disclose how they have made their recommendation to minority shareholders, so that shareholders can make an informed decision on this transaction.
For recurring transactions, we would expect that details are disclosed in the Annual Report, and that they be subject to shareholders’ approval on a periodic basis. We would expect all such transactions to have been conducted on an arms-length basis, on normal commercial terms.
9. Voting Rights
JPMAM believes in the fundamental principle of ‘one share, one vote’. Accordingly, we will vote to phase out dual voting rights or classes of share which either confer special voting rights to certain stakeholders, or restricted voting rights and we will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as voting right limits or cumulative voting; directors should represent all shareholders equally and voting power should accrue in direct proportion to the shareholder’s equity capital commitment to the company.
Minority shareholders should be protected from abusive actions by, or in the interests of, controlling shareholders, acting either directly or indirectly, and should have effective means of redress. Shareholders should also have the right to formally approve material related-party transactions at Annual General Meetings.
While certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments to require inappropriate supermajority votes, or supermajority requirements which are being introduced as a tool to entrench management.
10. Other
Poison Pills
Poison pills, or shareholder rights plans, are devices designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined ‘triggering event’ occurring (such as an outsider’s acquisition of a certain percentage of stock). Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.
JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for shareholders, not managers, to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they are used as tools to entrench management.
JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.
Composite Resolutions
Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or ‘bundled’ resolutions, depending on the context and local market practice.

Any amendments to Articles of Association should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than in bundled slates.
AOB
We will generally vote against ‘any other business’ resolutions where we cannot determine the exact nature of the business to be voted on.
Social / Environmental Issues
We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.
With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
In evaluating how to vote environmental proposals, considerations may include but are not limited to the following:
Issuer Considerations
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asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations
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capital deployment of the company
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cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs
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corporate behavior of the company, including whether senior management is incentivized for long-term returns
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demonstrated capabilities of the company, its strategic planning process, and past performance
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current level of disclosure of the company and consistency of disclosure across its industry
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whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework
Proposal Considerations
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would adoption of the proposal inform and educate shareholders and have companies that adopted the proposal provide insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company
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does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices
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does the proposal create the potential for unintended consequences such as a competitive disadvantage.
In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.
An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity.
We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.
Shareholder Resolutions

In a number of jurisdictions, shareholders have the right to submit proposals at shareholder meetings, providing eligibility and other requirements have been met. Such proposals can be wide ranging, and may include: governance reforms, capital management issues, and disclosures surrounding environmental and social risks.
When assessing shareholder proposals, we review each resolution on its merits. Our sole criteria of support is: does this proposal enhance shareholder rights; and is this proposal in the long term interests of all shareholders? Where we are convinced the proposal meets these objective, it will receive our vote in support. However, we will not support proposals which are frivolous or supportive of a narrow activist agenda, nor will we support those which are unduly constraining on managements, or are already in managements’ remit.
Where a proposal is focused on an issue that needs to be addressed, we would expect the board and management to demonstrate that the company will comply with the resolution within a reasonable timeframe. Where the company fails to respond sufficiently or with the appropriate sense of urgency, we may vote against the re-election of one or more directors at subsequent meetings.
Charitable Issues
Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.
Political Issues
JPMAM does not support the use of shareholder funds for political donations.
Virtual Only Annual General Meeting
As annual general meetings (AGMs) should be fair, constructive, and open to dialogue between the management of the company and shareholders, in principle, we support the holding of a hybrid virtual annual general meetings. However, we have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting, so we think that such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.
J.P. Morgan Asset Management
London Proxy Committee
C. Asia ex Japan
I. Corporate Governance Policies
J.P. Morgan Asset Management (JPMAM) is committed to meeting client objectives by delivering the strongest possible risk-adjusted returns. We believe that a key contributor to this is a thorough understanding of the corporate governance practices of the companies in which we invest. We expect all our investee companies to demonstrate the highest standards of governance in the management of their businesses, as far as is reasonably practicable.
We have set out in this document some information underpinning the principles behind our proxy voting guidelines. These principles are based on the OECD’s Principles of Corporate Governance, as well as on the governance codes of the jurisdictions in which our investee companies are domiciled. But regardless of location or jurisdiction, we believe companies should abide by the following:
Board and Director Responsibilities
Companies should be headed by a strong and effective board to drive the long-term success of the company. It should contain an appropriate combination of executive and non-executive directors, able to make decisions on behalf of all shareholders, separate from the individual interests of management and / or controlling shareholders. The board should set strategic objectives, oversee operational performance and establish the company’s long-term values and standards. At the same time it should be responsible for establishing prudent and effective risk controls to protect the company’s assets and safeguard shareholder interests. Finally, the board should be responsible for selecting the key executives tasked with developing and executing corporate strategy, and for ensuring that executive remuneration is aligned with the longer term interests of shareholders. All directors should act in the best interests of the company and its shareholders, consistent with their statutory and fiduciary obligations.
Shareholder Rights
Shareholders should have the opportunity to participate in, and vote at, general meetings, and should be furnished with sufficient information on a timely basis to make informed voting decisions. Arrangements that enable certain shareholders to obtain a disproportionate degree of control relative to their equity ownership should be disclosed upfront, and anti-takeover devices should not be used to shield management and the board from ongoing accountability.
Equitable Treatment
All shareholders of the same class should be treated equally, and all shares within the same class should carry the same rights. Impediments to cross border voting should be eliminated, and companies should not make it difficult or expensive for shareholders to cast their votes. Minority shareholders should be protected from unfair and / or abusive actions by controlling shareholders.
Stakeholders’ Rights

Stakeholders, including individual employees and their representative bodies, should be able to communicate their concerns about illegal or unethical practices to the board, and their rights should not be compromised for doing so. Where stakeholders participate in the corporate governance process, they should have access to relevant and timely information for that participation to be effective.
Sustainability
All companies should conduct themselves in a socially responsible way. Non-financial environmental and social issues have the potential to seriously impair the value of businesses, as well as create significant reputational damage. We expect the companies in which we invest, to behave in an ethical and responsible manner, observing their wider societal obligations to their communities and to the environment. Since transparency in how a business manages ESG risks is increasingly part of the overall value proposition, we believe that companies will only thrive in the longer term if they put sustainability at the heart of their governance processes.
Disclosure and Transparency
Companies should ensure that accurate information on all matters of relevance is publicly disclosed, to allow shareholders to make an informed and balanced assessment of a company’s performance and its prospects. This should include its operating performance, its financial condition, and its governance practices and policies. Information about board members, including their qualifications, other company directorships and their level of independence should be disclosed, so that shareholders can make an informed assessment of their suitability in their proxy voting decisions.
Our assessment of corporate governance practice is based on the regulations and codes of best practice in the jurisdictions in which our investee companies are domiciled. Any company complying with these codes, and with the general principles stated above, should usually expect to receive our support. If a company chooses to deviate from the provisions of the governance codes specific to its jurisdiction, we will give its explanation due consideration and take this into account in our proxy voting, based on our assessment of its governance standards.
II. Policy and Procedures
Proxy Voting
JPMAM manages the voting rights of the shares entrusted to us, as we would manage any asset, although it should be noted that not all clients delegate voting authority to us; some retain voting decisions for themselves or delegate voting to a third party. But where authorized to do so, it is the policy of JPMAM to vote shares held in client portfolios in a prudent and diligent manner, based on our reasonable judgment of what is in the best interests of clients.
JPMAM treats every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate. Our concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication of JPMAM’s normal voting policy, since our investment professionals always have the discretion to override these guidelines should individual circumstances dictate.
To assist us in the filing of proxies, JPMAM retains the services of Institutional Shareholder Services Inc. (ISS), a proxy voting services advisor. As part of this service, ISS makes recommendations on each board resolution requiring a shareholder vote. While we take note of these recommendations, we are not obliged to follow them if we have a contrary view; our portfolio managers vote according to our own governance principles and guidelines, and our own research insights. Records of our voting activities are maintained by our Asset Servicing group, and any deviation from our stated policies is documented, to ensure all proxies are exercised appropriately.
So far as is practicable, we vote at all meetings called by companies in which we are invested. However, certain markets may require that shares being tendered for voting are temporarily immobilized from trading until after the shareholder meeting has taken place. Other markets may require a local representative to be hired, under a Power-of-Attorney, to attend the meeting and vote on our behalf; this can incur considerable additional cost to clients. Finally, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific circumstances where voting can preclude participating in certain types of corporate actions. In these instances, it may sometimes be in clients’ best interests to intentionally refrain from voting. But in all other circumstances we endeavour to safeguard clients’ interests.
We note that it can be difficult for smaller companies in emerging economies to apply the same governance standards, as it is for companies operating in developed economies and markets. We will look at any governance related issues of such companies on a case-by-case basis, and take their context into account before arriving at our voting decision. Nevertheless, we encourage all companies to apply the highest standards of governance wherever possible, in the belief that strong standards of governance will ultimately translate into higher shareholder returns.
Proxy Committee
The responsibility for JPMAM’s voting policy for portfolios managed in the Asia Pacific region (outside Japan) lies with the Asia ex-Japan Proxy Committee. The Committee’s role is to set JPMAM’s corporate governance policy and practices in respect of investee companies, and to oversee the proxy voting process. The Committee is composed of senior investors and corporate governance professionals, supported by specialists from Legal, Compliance, Risk and other relevant groups. The Committee meets quarterly and reports into the AM APAC Business Control Committee as well as the Global Head of Investment Stewardship. The Global Head of Investment Stewardship is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMAM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines in accordance with applicable regulations and best practices. The Proxy Committees escalate to the AM Business Control Committee and/or the AM Bank Fiduciary Committee for issues and errors while strategy related matters for escalation will be escalated to the Sustainable Investing Oversight Committee.
Stewardship and Engagement
As long-term owners, we regard regular, systematic and direct contact with senior company management as essential in helping us discharge our stewardship responsibilities. We therefore engage actively with our investee companies, to keep abreast of strategic, operating and financial developments in order to ensure that our clients’ interests are represented and protected. Where appropriate, our stewardship specialists may convene meetings with company representatives at the boardroom level to discuss issues of particular concern.
JPMAM endorses the stewardship principles promoted by different regulators and industry bodies in the region. We believe our existing stewardship activities meet the standards required under these principles. Our statements of commitment can be viewed from our website or by accessing the following links:
For the Singapore Stewardship Principles for Responsible Investors supported by Monetary Authority of Singapore (MAS) and Singapore Exchange (SGX):
https://am.jpmorgan.com/content/dam/jpm-am-aem/asiapacific/sg/en/policies/singapore-stewardship-principles-for-responsible-investors.pdf
For the Principles of Responsible Ownership issued by the Securities and Futures Commission (SFC) in Hong Kong:
https://am.jpmorgan.com/content/dam/jpm-am-aem/asiapacific/hk/en/corporate-governance-pdf/PRO1609.pdf
For the Principles of Internal Governance and Asset Stewardship issued by the Financial Services Council (FSC) of Australia:
https://am.jpmorgan.com/content/dam/jpm-am-aem/asiapacific/au/en/policies/principles-internal-governance-asset-stewardship.pdf
For, more information on our stewardship activities, please refer to our white paper on Investment-led Stewardship which is available from our website, or by accessing the following link:
https://am.jpmorgan.com/blob-
gim/1383664293468/83456/J.P.%20Morgan%20Asset%20Management%20investment%20stewardship%20statement.pdf
Conflicts of Interest
JPMAM is part of the JP Morgan Chase group (JPMC), which provides a range of banking and investment services. Conflicts of interest arise from time to time in the normal course of business, both within and between, JPMC affiliates. However, procedures are in place to make sure these conflicts can be managed and resolved. Typical conflicts may include instances where a JPMC affiliate is involved in a transaction at an investee company, is providing banking or other services for that company, or where JPMC connected personnel may sit on a company’s board.
In order to maintain the integrity and independence of our voting decisions, businesses within the JPMC group have established formal barriers designed to restrict the flow of information between affiliated entities. This includes information from JPMC’s securities, investment banking and custody divisions to JPMAM’s investment professionals. A formal policy with respect to Conflicts of interest Disclosure has been established to manage such conflicts, and is available for download from our website.
Where a material conflict of interest is identified with respect to proxy voting, JPMAM may contact individual clients to approve any voting decision, may call upon independent third parties (eg, our proxy voting service advisor) to make the voting decision on our behalf, or may elect not to exercise the proxy. A record of all such decisions is kept by the Asset Services group and is reviewed by the relevant Proxy Committee at committee meetings. This record is available to clients upon request.
III. Proxy Voting Guidelines
Reports and Accounts
Annual Report
Company reports and accounts should be detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB), and should meet with the spirit as well as the letter of those reporting standards. They should be fair, balanced and understandable, and the narrative sections covering corporate strategy, operating activities and risk management should accurately detail the company’s position, performance and prospects.
The annual report should include a statement of compliance with the relevant codes of best practice in the jurisdictions where they exist, together with detailed explanations regarding any instances of non- compliance.
Legal disclosure varies from jurisdiction to jurisdiction. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient, we will inform company management of our concerns. Depending on the circumstances, we will either abstain from voting, or vote against the relevant resolution put to shareholders. Similar considerations, relating to the use of inappropriate or overly aggressive accounting methods, also apply.

Remuneration Report
Establishing an effective remuneration policy for senior executives is a key consideration at board level. The purpose of remuneration is to attract, retain and reward competent executives who can drive the long-term growth of the company; ensuring that remuneration is appropriate for the role assigned should therefore be a particular concern of shareholders. Ideally a company’s remuneration policy, as it relates to senior management, should be presented to shareholders as a separate voting item. However we recognize that practices differ between jurisdictions, and a shareholder vote on this is not yet standard in Asia.
At the same time, we would expect companies to disclose the main components of remuneration for key directors and executives. Ideally this should take into consideration: the amounts paid and the mix between short term and long-term awards, the performance criteria used to benchmark awards and whether these are capped or uncapped, and the use made of any discretionary authority by boards or remuneration committees to adjust pay outcomes. In the event that remuneration awards fall outside our guidelines (see Remuneration section below), we will endeavor to seek an explanation from the company, and may vote against remuneration reports and/or members of the remuneration committees, if satisfactory explanations are not forthcoming.
Where shareholders are able to exercise a binding vote on remuneration policies, we believe that such policies should stand the test of time. But in the event that awards are amended or revised, any material changes should be put to shareholders for approval. We encourage companies to provide information on the ratio of CEO pay to median employee pay, and to explain the reasons for changes to the ratio as it unfolds year by year. Companies should also have regard to gender pay gaps and to indicate to shareholders how this issue is being addressed.
Finally in its reporting to shareholders, remuneration committees and / or boards should provide clear and concise reports that are effective at communicating how executive pay is linked to the delivery of the company’s strategy over the forecast time horizon, and how it is aligned to shareholder interests.
Dividends
Practice differs by jurisdiction as to whether companies are required to submit dividend resolutions for approval at shareholder meetings. In some jurisdictions, dividends can be declared by board resolution alone. However, in those jurisdictions where shareholder approval is mandated, we may vote against such proposals if we deem the payout ratio to be too low, particularly if cash is being hoarded with little strategic intent. Conversely, if we consider a proposed dividend to be too high in relation to a company’s underlying earnings capability, we may also vote against the resolution, if we believe this could jeopardize the company’s long-term prospects and solvency.
Board and Directors
Board Oversight Responsibilities
To ensure sustainable success in the long-term, companies should be controlled by a strong and effective board, which is accountable to shareholders and considers the interests of the various stakeholders they depend on. The board should comprise competent individuals with the necessary skills, background and experience to provide objective oversight of management. All directors should submit themselves for re-election on a regular basis.
We believe that one of the key functions of a board is to set a company’s values and standards, and establish a culture that is geared to the long-term success of the enterprise and be responsive to the wider stakeholders. A healthy culture serves as unifying force for the organization, and helps align the stated purpose and core values of the entity with the strategy and business model pursued. Conversely, a dysfunctional culture has the potential to undermine a business and create significant risk for shareholders.
The board should be responsible for defining the values and behaviors that will help the company excel and for ensuring that there is alignment between its purpose, core values, strategic direction and operating activities. The standards of behavior set by the board should resonate across the entire organization. We believe that there are strong links between high standards of governance, a healthy corporate culture, and superior shareholder returns.
Board Independence
We believe that a strong independent board is essential to the effective running of a company. The number of the independent non-executive directors (INEDs) on a board should be sufficient so that their views carry weight in the board’s decision-making. INEDs should be willing and able to challenge the views of the CEO and other directors to ensure that alternative viewpoints are heard. The required number of independent directors on a board is often set by governance codes, but notwithstanding this, we are strongly of the view that the majority of members should be independent to encourage the broadest diversity of opinion and representation of views.
At a minimum, we would expect that INEDs should make up at least one third of all company boards. We will seek for greater independent representation than this where:
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The Chairman and CEO role is combined, or
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The Chairman and CEO are family members, or
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The Chairman is not independent.
Where we believe there to be an insufficient number of INEDs, we will vote against the re-election of some, or all directors at shareholder meetings, unless an acceptable explanation is provided.

In order to help assess their individual contributions to the company, the time spent on company business by each non-executive director should be disclosed to shareholders, as well as their attendance records at board and committee meetings. Boards should also create and maintain a formal succession plan, to ensure the orderly refreshment of board membership, and to minimize over-dependence on a narrow cohort of individuals.
Chairman
Boards should be headed by an effective Chairman, who, ideally, is independent on appointment. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision-making. JPMAM believes that the roles of Chairman and Chief Executive Officer should be separate to provide for a separation of responsibilities. But in instances where the two roles are combined, a Lead Independent Director should be identified to provide oversight over executive decisions, and to maintain an alternative channel of communication between the board and its shareholders.
In instances where a company, with no majority independent board, does not have an independent Chairman or a designated Lead Director, and where a satisfactory explanation has not been provided, we will vote against the re-election of the Chairman, and other directors, at shareholder meetings.
Board Size
Boards should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favor of reducing excessively large boards wherever possible. Unless the size and complexity of the company demands it, boards with more than 15 directors are usually too large, whereas boards with less than five directors are too small to provide sufficient levels of independent representation on key governance committees. A board should be large enough to manage required governance processes, and yet still sufficiently compact to promote open dialogue between directors.
Board Diversity
We are committed to supporting inclusive organizations where everyone, regardless of gender, sexual orientation, disability or ethnic and religious background, can succeed on merit.
At the board level, we believe that boards which reflect a wide range of perspectives and opinion helps to enhance shareholder value. Diverse boardrooms help companies make better strategic decisions and assist in navigating increasingly complex issues, including geopolitical risks, regulatory changes and disruptive technologies. Recruiting individuals with the necessary skills, varied experiences and diverse backgrounds should be a fundamental part of strengthening a business.
We expect boards to have a strategy to improve female representation in particular, and we will utilize our voting power to bring about change where companies are lagging in this respect. As a matter of principle we expect our investee companies to be committed to diversity and inclusiveness in all aspects of their businesses.
Board Committees
To strengthen the governance process, boards should delegate key oversight functions, such as responsibility for Audit, Nomination and Remuneration issues, to separate committees. The Chairman and members of any Committee should be clearly identified in the Annual Report. Any Committee should have the authority to engage independent advisers where appropriate at the company’s expense.
Audit Committees should consist solely of non-executive directors, who are independent of management. A demonstrably independent audit is essential for investor confidence. The Committee should include at least one person with an appropriate financial background, but all committee members should undergo appropriate training that provides for, and maintains, a reasonable level of financial literacy. The terms of reference of the Audit Committee should include the power to determine the scope of the audit process, to review the effectiveness of the external auditor, and to access any information arising from the internal audit process. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff involvement, and it should have the right of unrestricted access to all necessary company information to enable it to discharge its responsibilities.
Nomination Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include: assessing the skills and competencies of directors to ensure that the board has an appropriate range of expertise; managing the process for evaluating the performance of the board, its committees and directors, and reporting on this process to shareholders in the Annual Report; and maintaining formal and transparent arrangements for succession planning at the board and senior management level.
Remuneration Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include: reviewing and recommending policies relating to remuneration, retention and termination of senior executives; ensuring that, through these policies, executives are properly motivated to drive the long-term success of the company, and that incentives are appropriately aligned; and overseeing the remuneration framework for non-executive directors. The Remuneration Committee should be ready to engage with and receive feedback from relevant stakeholders. The remuneration report should be the responsibility of the Remuneration Committee.
Boards of banks, insurance companies, and other large or complex companies, should consider establishing a Risk Committee to provide independent oversight and advice to the board on the risk management strategy of the company. As with other committees, this Committee should give a summary of its activities in the Annual Report.
Director Independence and Tenure

A director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict of interest. A non-executive director who has served more than three terms (or nine years) in the same capacity is no longer, normally, deemed to be independent. Directors staying on beyond this term would require the fullest explanation to shareholders. We will consider voting against appointment of independent directors who are deemed to be non-independent.
At the same time, it is essential that a company should attract and retain strong, experienced and knowledgeable board members able to contribute to its direction and success. Companies could consider re-appointing long servicing independent directors as non-executive directors or board advisors. To allow for periodic board refreshment, we would encourage companies to articulate their approach on term limits and retirement age, and insofar as exceptions arise, to explain why this should be warranted given the board’s composition and the individual director’s contribution. We also encourage boards to regularly conduct board evaluations, with a self-assessment at least annually and an evaluation facilitated by third party every three years.
In determining our vote, we will always consider independence and tenure issues on a case-by-case basis, taking into account any exceptional individual circumstances.
Multiple Directorships
To carry out their responsibilities effectively, non-executive directors must be able to commit an appropriate amount of time to board matters. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive director to hold more than three significant directorships at any one time. However, in the case of related group companies, we believe it is reasonable for an individual to hold up to six directorships, as long as this does not impact his/her ability to discharge his/her duties. In our view, it is the responsibility of the Chairman to ensure that all directors are participating actively, and are contributing proportionately to the workload of the board.
For executive directors, only one additional non-executive post would normally be considered appropriate without further explanation.
Meeting Attendance
Directors should ensure they attend all board meetings and relevant committee meetings within their remit. We will consider voting against director re-election proposals for individuals with poor attendance records, unless compelling reasons for absence are disclosed.
Directors’ Liability
In certain markets, shareholders may be asked to give boards a blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the jurisdiction, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.
JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing, for which the board must be held accountable.
Companies may arrange Directors and Officers (“D&O”) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.
Remuneration
Key Principles
The key purpose of remuneration is to attract, retain and reward executives who are fundamental to the long-term success of the company. Executive remuneration is, and will, remain a contentious area, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any one code or formula to cater for all circumstances and it must depend on responsible and well- informed judgments on the part of Remuneration Committees. Any remuneration policy should be clear, transparent, simple to understand for both executives and investors, and fully disclosed to shareholders. At a senior executive level, remuneration should contain both a fixed element - set by reference to the external market - and a variable element, which fully aligns the executive with shareholder interests, and where superior awards can only be achieved by achieving superior performance against well-defined metrics.
Due consideration should be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, which incentivize appropriate behavior and discourage excessive risk taking. Pay should be aligned to the long-term success of the business and the returns achieved by shareholders, and due consideration should be given to claw-back arrangements, to avoid payment for failure. Remuneration committees should use the discretion afforded to them by shareholders to ensure that pay awards properly reflect the business performance achieved.
We believe firmly that executive directors should be encouraged to hold meaningful amounts of company stock throughout the duration of their board tenure. However, transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made, and we will vote against such awards when proposed at shareholder meetings. Recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.

We will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary remit of the board. At the same time, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. We would expect that stock option plans or long-term incentive plans should meet our compensation guidelines (see below).
Fixed Compensation
Executives are entitled to a basic salary set by reference to the external market, and in particular benchmarked against the company’s immediate peers. While acknowledging that salary often forms the basis for variable compensation arrangements, we believe annual increases in salary should be limited, and generally be in line with the wider workforce of the company. Substantial increases in salary, for example, where an executive has been promoted, should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.
Variable Compensation
We generally prefer any variable compensation arrangement to have both a short-term and long-term component. Annual bonuses are now a common feature of compensation packages, and we recommend that bonuses be benchmarked against the sector in which the company operates. Whilst we recognize that annual bonus targets are often commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonuses for executives should take the form of cash and deferred shares. Claw-back arrangements should be a feature of any variable compensation scheme.
For the long-term component of variable compensation schemes, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give executives an incentive to perform at the highest levels; grants under such schemes should be subject to appropriate performance criteria, which reflect the company’s long-term strategy and objectives over an appropriate time horizon. There should be no award for below-median performance, and awards for at- median performance should be modest at best. Beneficiaries should be encouraged to retain any resultant shares for the duration of their employment.
We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, and the backdating of awards or discounted awards.
All incentive plans should be clearly explained and disclosed to shareholders, and, ideally, put to a shareholder vote for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including the term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. Best practice requires that share options be expensed fully, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.
To ensure that incentive plans operate in a way that benefits both employees and shareholders, we expect a limit on the level of dilution that can occur, and an upper performance cap or appropriate tapering arrangements for individual awards.
We will vote in favor of well-structured compensation schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders. We will vote against remuneration awards which we deem to be excessive, or performance criteria which are undemanding. We would expect remuneration committees to explain why criteria used are considered to be challenging, and how they align the interests of recipients with the long-term interests of shareholders.
Pension Arrangements
Pension arrangements should be transparent and cost-neutral to shareholders. JPMAM believes it is inappropriate for executives to participate in pension arrangements, which are materially different to those of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into an individual director’s pension scheme, changes to pension entitlements, and waivers concerning early retirement provisions should be fully disclosed and justified to shareholders.
Non-Executive Director Remuneration
The role of the non-executive director is to monitor the strategy, performance and remuneration of executives and to protect the interests of shareholders. Non-executive directors should receive sufficient remuneration to attract and retain suitably qualified individuals and encourage them to undertake their role diligently.
JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards. Neither should they receive retrospective ex-gratia payments at the termination of their service on the board. In the event that such remuneration schemes or payments are proposed, we will vote against these proposals.
5. Auditors
Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. The appointment of a company’s auditor should be reviewed and approved by shareholders on an annual basis. We will vote against the appointment or re-appointment of auditors who are not perceived as independent, or where there has been an unambiguous audit failure. The length of time that both the audit company and the audit partner have served in their capacity may be a factor in determining independence.
Auditor Rotation
In order to safeguard the independence of the audit, companies should rotate their designated auditor over time. We believe that companies should put their external audit contract out to tender at least every ten years.
Auditor Remuneration
We expect companies to make a detailed disclosure on auditor remuneration. Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit Committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy services.
Full details of all non-audit work should be disclosed. If there is a lack of explanation over the nature of non-audit services, or if there is reason to believe that the nature of these services could impair the independence of the audit, we will oppose the re-appointment of the auditor.
If the quantum of non-audit fees consistently exceed audit fees, and if no explanation is given to shareholders, we will vote against the auditor remuneration resolution.
Auditor Indemnification
We are opposed to the use of shareholders’ funds to indemnify auditors.
6. Capital Management
Issue of Equity
Company law requires that shareholder approvals be obtained to increase the share capital of a company; at the same time, shareholders need to be aware of the expected levels of dilution resulting from new equity issuance. We will generally vote in favor of equity increases which enhance a company’s long-term prospects, but we will vote against issuance terms that we consider excessively dilutive.
We believe strongly that any new issue of equity should first be offered to existing shareholders before being made available more broadly. Pre-emption rights are a fundamental right of ownership and we will generally vote against any attempts to deprive shareholders of these rights, except under very limited terms. At the same time, companies should have the ability to issue additional equity to provide flexibility in their financing arrangements. In many jurisdictions, companies routinely ask shareholders for authority to issue new equity up to a certain percentage of issued capital, and up to a maximum discount to prevailing market prices (the so-called “general mandate”).
As shareholders, we recognize the flexibility that the general mandate gives companies, and we wish to be supportive of such proposals. However, we also recognize that these mandates can be open to abuse, particularly if this results in excessively dilutive issuance. In particular, we believe the maximum number of additional shares represented by these proposals (including the rei-issuance of repurchased shares if any) should be limited to 10% of existing equity capital, and the maximum discount of such issues to prevailing prices should similarly be limited to 10%.
We note that the listing rules in some jurisdictions permit issuance on considerably more relaxed terms than implied by these limits. In Hong Kong, for example, companies can seek approval to issue up to 20% of issued equity, at up to a 20% discount to prevailing market prices. We believe strongly that the dilution risk implied by these limits is excessive, and we tend to vote against such requests, unless a strong explanation has been provided justifying such terms.
When seeking shareholder approval for a general mandate, we would urge a company to provide the following details:
An explanation of the need for a general mandate request, and the rationale for the size of the issue and the discount cap,
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Details of placements made under the general mandate during the preceding three years,
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Details of alternative methods of financing that may have been considered by the board
JPMAM will vote against equity issues, which allows the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital excessively dilutes existing shareholder interests.
Debt Issuance
JPMAM will generally vote in favor of debt issuance proposals, which we believe will enhance a company’s long-term prospects. At the same time, we will vote against any uncapped or poorly defined increase in bank borrowing powers or borrowing limits, as well as debt issuance which could result in an unacceptable degree of financial leverage assumed. We will also vote against proposals to increase borrowings, expressly as part of a takeover defense.
Share Repurchase Programs

JPMAM will generally vote in favor of share repurchase or buy-back programs where we believe the repurchase is in the best interests of shareholders. At the same time, we will vote against abusive repurchase schemes, or when shareholders’ interests could be better served by deployment of the cash for alternative uses. When purchased, we prefer that such shares are cancelled immediately, rather than taken into Treasury for re-issuance at a later date.
7. Mergers, Acquisitions and Related Party Transactions
Mergers and acquisitions are always considered on a case-by-case basis, and votes are determined exclusively by the best interests of our clients. In exceptional circumstances, we may split our vote and vote differently for individual clients depending on unique client circumstances. JPMAM may also split its vote between different clients for technical reasons, such as cross-border mergers, where certain clients may not be able to hold the resultant security in portfolios.
JPMAM will vote in favor of mergers/acquisitions where the proposed acquisition price represents fair value for shareholders, where shareholders cannot realize greater value through other means, and where all shareholders receive equal treatment under the merger/acquisition terms. Where the transaction involves related parties – see below – we would expect the board to establish a committee of independent directors to review the transaction and report separately to shareholders. There should be a clear value enhancing rationale for the proposed transaction.
Related Party Transactions
Related party transactions (RPTs) are common in a number of Asia Pacific jurisdictions. These are transactions between a company and its related parties, and generally come in two forms: a) one-off transactions, typically asset purchases or disposals, and b), recurring transactions occurring during the ordinary course of business, usually in the form of the ongoing sale and purchase of goods and services.
According to the materiality and nature of the transaction, the RPT may need to be disclosed and submitted to a shareholder meeting for approval. Any shareholder who has a material interest in the transaction should abstain from voting on the resolution. If a RPT requires shareholder approval, the company should establish a board committee comprising solely of independent directors, and appoint an independent advisor to prepare a recommendation to minority shareholders.
We will assess one-off transactions on a case by case basis. Where we are convinced by the strategic rationale and the fairness of the transaction terms, we will vote in favor. At the same time, we would expect the independent directors to disclose how they have made their recommendation to minority shareholders, so that shareholders can make an informed decision on this transaction.
For recurring transactions, we would expect that details are disclosed in the Annual Report, and that they be subject to shareholders’ approval on a periodic basis. We would expect all such transactions to have been conducted on an arms-length basis, on normal commercial terms.
8. Voting Rights
Voting rights are the defining feature of equity ownership, and effective corporate governance depends on the willingness and ability of shareholders to exercise their votes. As a matter of principle, we believe that one share should equal one vote, and we are opposed to mechanisms that skew voting rights in favor of founder shareholders or other privileged groups. Unfortunately, the “one share, one vote” principle has been eroded in recent years, as regulators have permitted the listing of companies with weighted voting rights and other dual class features. This has reduced the ability of minority shareholders in these companies to use their voting power to hold their managements or controlling shareholders fully to account, in view of the lack of proportionality that unequal voting structures confer.
To provide protection for minority investors, we believe that companies with dual class structures should review these control features on a regular basis and seek periodic shareholder approvals. This should give those shareholders not enjoying such voting privileges the opportunity to affirm these structures, or to establish mechanisms, such as sunset clauses, which can phase out these unequal advantages after a prescribed period of time.
Independent directors, unaffiliated to controlling shareholders, should recognize their obligation to represent all shareholders equally, irrespective of the skew in voting rights. We will vote against the re-election of independent directors if valid concerns arise that the interests of minority shareholders are being compromised by the actions of controlling shareholders, enjoying disproportionate voting rights.
Elsewhere, while certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments that require inappropriate supermajority votes, or use supermajority requirements as a tool to entrench existing managements.
9. Environmental and Social Issues
We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.
With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
In evaluating how to vote environmental proposals, considerations may include but are not limited to the following—
Issuer Considerations
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asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations
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capital deployment of the company;
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cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs
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corporate behavior of the company, including whether senior management is incentivized for long-term returns
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demonstrated capabilities of the company, its strategic planning process, and past performance
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current level of disclosure of the company and consistency of disclosure across its industry
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whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework
Proposal Considerations
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would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company
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does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices
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does the proposal create the potential for unintended consequences such as a competitive disadvantage.
In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.
An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, where such disclosure is deemed inadequate.
We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.
10. Shareholder Resolutions
In a number of jurisdictions, shareholders have the right to submit proposals at shareholder meetings, providing eligibility and other requirements have been met. Such proposals can be wide ranging, and may include: governance reforms, capital management issues, and disclosures surrounding environmental and social risks.
When assessing shareholder proposals, we review each resolution on its merits. Our sole criteria of support is: does this proposal enhance shareholder rights; and is this proposal in the long-term interests of all shareholders? Where we are convinced the proposal meets these objective, it will receive our vote in support. However, we will not support proposals which are frivolous or supportive of a narrow activist agenda; nor will we support those which are unduly constraining on managements, or are already in managements’ remit.
Where a proposal is focused on an issue that needs to be addressed, we would expect the board and management to demonstrate that company will comply with the resolution within a reasonable timeframe. But where the company fails to respond sufficiently or with the appropriate sense of urgency, we may vote against the re-election of one or more directors at subsequent meetings.

11. Other Corporate Governance Matters
Amendments to Articles of Association
These proposals can vary from routine changes to reflect regulatory change to significant changes that can substantially alter the governance of a company. We will review these proposals on a case by case basis, and will support those proposals that we believe are in the best interests of shareholders.
Anti-takeover Devices
Poison pills, and other anti-takeover devices, are arrangements designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined “triggering event” (such as an outsider’s acquisition of a certain percentage of company stock). Companies may be able to adopt poison pills without shareholder approval, depending on the jurisdiction concerned.
We are fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for all shareholders to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they tend to be used as tools to entrench existing management.
We will generally vote against anti-takeover devices and support proposals aimed at revoking such plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.
Composite Resolutions
Agenda items at shareholder meetings should be presented so that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions, depending on the context and local market practice. Likewise we will generally vote against “any other business” resolutions, where the exact nature of the proposal has not been presented to shareholders in advance.
Any amendments to a company’s Articles of Association, for example, should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than as part of bundled slates.
Charitable Donations
Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.
Political Donations
We do not support the use of shareholder funds for political purposes.
Virtual Only Annual General Meeting
As annual general meetings (AGMs) should be fair, constructive, and open to dialogue between the management of the company and shareholders, in principle, we support the holding of a hybrid virtual annual general meetings. However, we have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting, so we think that such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.
J.P. Morgan Asset Management
Asia ex Japan Proxy Committee
1st April 2022
D. Japan
Basic Policy on Corporate Governance
JPMorgan Asset Management (Japan) Ltd fully endorses the 2020 revision of the Japanese version of the Stewardship Code and, we have disclosed the steps we follow with regard to the principles of the Code. We recognize the importance of corporate governance when evaluating companies and we will continue with our efforts to engage with companies as responsible institutional investors.
We also positively evaluate the Corporate Governance Code introduced in June 2015 which we believe serves to further enhance corporate governance in Japan.
J.P. Morgan Asset Management is a signatory to the United Nations Principles for Responsible Investment (UN PRI) which commits participants to six Principles, with the aim of incorporating ESG criteria into their processes when making stock selection decisions and promoting ESG disclosure.
1.Purpose of proxy voting

JPMorgan Asset Management (Japan) Ltd (AMJ) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of AMJ to vote in a prudent and diligent manner, based exclusively on our reasonable judgment of what will best serve the financial interests of the beneficial owners of the security. When exercising our vote, our aim is to evaluate the governance of the company concerned and maximize returns to shareholders over the medium to long term.
2.Proxy voting principles
•
We will vote at all of the meetings called by companies in which we are invested on behalf of our clients who have authorized us to vote.
•
In principle, we will not abstain or withhold our vote. This is to prevent the worst possible outcome, a shareholder meeting failing to meet its quorum and thereby not be effective.
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We look to an enhancement of corporate value over the medium to long term and sustained growth of the company concerned through our proxy voting.
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We recognize the importance of constructive engagements with companies, as an on-going dialogue on ways to raise corporate value can lead to maximizing medium to long term investment returns for our clients. Therefore, we ask companies to be open and responsive when we seek to have investor engagements.
•
If any agenda item is couched in vague terms or lacking in explanation, so that it would be possible to interpret the item in a manner detrimental to the rights of shareholders, in principle we will not support such a proposal.
1st April 2022
J.P. Morgan Asset Management (Japan) Ltd.
Japan Proxy Committee
Voting Guidelines
1. Distribution of income/Dividends and share buybacks
As investors, we are seeking sustainable earnings growth over the medium to long term and an expansion in shareholder value of the companies we invest in; thus we believe that concentrating solely on shareholders returns would not be appropriate. During different phases in a company’s development, we understand that the balance between retained earnings, capital expenditure and investment in the business, and returns to shareholders will change.
As a general rule, we will vote against any proposal for the appropriation of profits which involves a pay-out ratio of less than 50% (after taking into account other forms of pay-outs to shareholders such as share repurchase programs), if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings. Also, even in the event that the capital ratio is less than 50%, we will vote against management if the pay-out ratio is deemed to be strikingly low (after taking into account other forms of pay-outs such as share repurchase programs) without a valid reason. We believe that, in general, companies should target a total shareholder return of 30%.
The guidelines above relating to a company’s capital ratio have not been applied in the case of financial institutions; the income allocation proposals for financial institutions have been assessed on a case-by-case basis. We note, however, that the capital ratio in the banking industry has improved in recent years and thus believe conditions look more favourable now for returns to shareholders to be enhanced. Thus we believe that financial institutions should also target a total shareholder return of 30%. In instances where we deem that further retention of earnings is no longer required, we believe a total shareholder return greater than 50% would be appropriate.
If the appropriation of profits is not tabled as an item at the annual general meeting, in principle, we will vote against the re-election of directors, in cases where the above conditions are not met.
In addition, we will oppose the dividend proposal where we believe it will prejudice the solvency or future prospects of the company.
When making our decision, we take into account the history of the company’s return to shareholders, not just the outcome of the most recent financial year.
Where a company seeks to amend its articles of association to allow the distribution of income by way of board resolution, we will generally vote against such a proposal We will, however, support an amendment to allow distribution of income by way of board resolution if it is clear that under normal circumstances the income allocation proposal will be presented to the annual general meeting and is thus a measure to allow the company to make distributions in exceptional circumstances.
2. Boards and Directors
Election of Directors
We will generally support the election of directors. However, if the candidate(s) infringes our guidelines with regard to the independence of directors or the number of directors, we will not support the proposal.

In addition, in the case of the re-election of directors, we will vote against candidates who infringe our guidelines pertaining to the length of tenure, pay-out ratio, poorly performing companies, anti-social activities, cross shareholdings, stock options, anti-hostile takeover measures, mergers and acquisitions, capital raising, borrowing and share repurchase programmes. Also, we will not support the re-election of external board members
(external directors and external statutory auditors) whose attendance at board meetings falls below 75%. Where there are no external board members, we will generally oppose the re-election of the representative director(s).
Number of Directors
Boards with more than 15 directors are deemed excessively large, and AMJ will exercise its voting powers in favour of reducing large boards wherever possible. AMJ believes a board with 15 directors or less is appropriate in Japan as well. To ensure a swift management decision-making process, in principle, we will therefore vote against a resolution for the election of directors where the premise is that the board will consist of more than 15 directors.
Director’s Term of Office
Every director should be subject to a re-election process and we believe the term of office should be one year’s duration or less. We well support amendment to the articles reducing the director’s term of office to one year; in principle, we will vote against a proposal where the term exceeds one year.
Length of tenure
We will take the length of tenure into consideration when a director is subject to re-election. In particular, when a director who has served for a long period is offered for re-election, we will take factors such as the company’s performance during that time into consideration.
Separation of Chairman and CEO
AMJ believes it is preferable if the role of Chairman and CEO is separate in Japan as well.
External Directors on the Board of Directors
We encourage the election of multiple external directors on the board of directors since we believe that having multiple external directors is essential for the board to form an objective perspective on the company and act effectively. Therefore, unless majority of the board of directors is comprised of external directors or candidates for external director at the annual general meeting (AGM), in principle, we will vote against the election of the representative directors, such as the president of the company. When making our decision on this issue, we will not take the independence of the external director or the candidate for external director into consideration. Our decision regarding the independence of an external director will be reflected in our vote on that individual candidate.
Composition of the Board of Directors
We believe that it is not only the number of external directors which is of consequence but attach importance to the composition of the board of directors. The board has a responsibility to reflect the interest of all the company’s stakeholders, such as its clients, employees and investors.
Thus, consideration should be given to achieving a suitable balance in terms of the areas of expertise, gender, nationality, seniority or length of tenure on the board of the individual board members. Recruiting individuals with unique skills, experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members.
We feel that gender equality in particular is one of the top priorities for Japanese corporate boards to resolve. We thus seek to deepen our understanding of the board structure through our engagement with companies, and we will also convey our message through our vote for or against the election of directors, where we believe our vote can contribute towards enhancing corporate value on the issues noted above. In principle, if there is no female representation on the board, we will vote against the election of the representative directors, such as the president of the company.
We also expect companies to consider and address diversity in its widest sense, both at the board level and throughout the business such as the senior management tier.
Independence of external directors
Even if the candidate for external director meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; and in general will oppose their election as an external director.
1.
Was or is employed at an affiliate company
2.
Was or is employed at a large shareholder or major business partner
3.
Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists
4.
Was or is employed at a company in which the investee company holds shares (cross shareholdings of equity)

5.
An external director whose tenure exceeds 10 years.
6.
Any other candidate who also appears subject to a conflict of interest will be opposed.
These criteria apply equally to directors at boards with committees, boards with statutory auditors and boards with supervisory committees.
We will generally support a proposal to change the structure of the board from a statutory auditor type to one with a board with committees. We support measures to delegate key oversight functions such as Remuneration, Nomination and Audit to independent committees. We will also generally support a change to a board with supervisory committee, provided the company provides a clear and rational explanation behind such a move.
Dismissal of Directors
In principle, we will vote against measures to make the dismissal of directors more difficult.
Election of Statutory Auditors
We will generally support the election of statutory auditors, though we will oppose candidates for external statutory auditor based on our criteria for independence described in the following section. In the case of the re-election of statutory auditors, we will vote against candidates who infringe our guidelines pertaining to anti-social activities. Also, we will not support the re-election of external statutory auditors whose attendance at board meetings falls below 75%.
Independence of external statutory auditors
Even if the candidate for external statutory auditor meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; and in general will oppose their election as an external statutory auditor.
1.
Was or is employed at an affiliate company
2.
Was or is employed at a large shareholder or major business partner
3.
Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists
4.
Was or is employed at a company in which the investee company holds shares (cross shareholdings of equity)
5.
An external statutory auditor whose tenure exceeds 10 years.
6.
Any other candidate who also appears subject to a conflict of interest will be opposed.
These criteria apply equally to candidates for alternate external statutory auditors.
3. Director’s Remuneration
The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. We expect the director remuneration process to be transparent and support the disclosure of individual director remuneration. We believe that director remuneration is best determined following advice from a remuneration committee independent of management; we do not support the process whereby the board gives the representative director discretion to determine the remuneration of individual directors. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s remuneration and bonus payments.
We expect companies to have a remuneration system comprised of a reasonable mix of fixed and variable (based on short term and medium to long term incentives) compensation. The fixed component should reflect practices in the industry and also be consistent with the wider policies on employee pay. The variable element should be linked to performance and be designed in a manner to reward performance. We support the disclosure of the structure of director’s remuneration and the linkage of director’s remuneration to the company’s performance. In addition, we encourage the companies to disclose key performance indicators (KPIs) or figures that clearly explain how the overall remuneration quantum, the ratio of fixed-pay to variables, or the ratio of cash to stock-based payment are decided. We support the introduction of clawback or malus clauses in order to prevent excessive risk taking which can negatively impact shareholder value and excessive pay.
In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against an increase in directors’ pay or the payment of bonuses.
Retirement bonus
The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s retirement bonus payments.
AMJ will vote against
1.
Golden parachutes

2.
Retirement bonus payments to external directors and external statutory auditors. In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against the payment of retirement bonuses to directors.
Stock Options and Equity Remuneration Plans
In terms of alignment with the interest of shareholders, we believe it is meaningful for directors and employees to hold the company stock and welcome the award of stock options and equity compensation. Long-term incentive arrangements, such as share option schemes and L-TIPs, should be dependent upon challenging performance criteria and there should be no award for below median performance. The terms should be clearly explained and fully disclosed to shareholders and participants.
We will vote against the proposal in the following cases
1.
The terms of the stock option or equity remuneration plan are unclear or not fully disclosed. Deep discount stock option plans will only be supported if exercise is prohibited in the first three years following the award.
2.
In general, we will not support a proposal where the dilution from existing schemes and the new program requiring annual general meeting approval exceeds 10%.
3.
Transaction bonuses, or other retrospective ex-gratia payments, should not be made
4.
We will generally vote against the cancellation and re-issue, re-testing or re-pricing, of underwater options.
5.
External directors and statutory auditors (both internal and external), as well as third parties such as clients should not be participants in stock option schemes.
6.
Equity remuneration for external directors and statutory auditors (both internal and external) should not be linked to performance. Nor should third parties receive equity.
4. Appointment of external audit firms
Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. We will oppose an appointment where we believe a conflict of interest may exist.
Exemption from liability
Apart from those instances where local rules allow, in general, we will vote against a limitation in the legal liability of directors and statutory auditors.
We believe agreements should not be concluded with external audit firms exempting them from liability and we will oppose proposals to amend articles of association to permit the introduction of such agreements.
5. Poorly performing companies
During our scrutiny of management proposals at AGMs, we will be cognisant of the recent trend in a company’s earnings. For example, where a company has seen a recurring decline in earnings, recorded a large loss, or continuously reported a noticeably low level of return (such as a company with a permanently low ROE), we may determine the poor performance of the company needs to be reflected in our voting activity. (We do not have a ROE target as such, but look at the level and trend in ROE when evaluating companies). In such instances, AMJ will vote against the re-election of a director where shareholder value has been negatively impacted by the poor performance attributable to mistakes made during the director’s term.
6. Efforts to improve capital efficiency
We expect company management to have due regard for the cost of capital. If a company does not show signs that it is seeking to improve the efficient use of capital, where we believe the company’s capital management will lead to depressed earnings or a deterioration in corporate and shareholder value, AMJ will vote against the re-election of the representative director(s) or the director in charge.
7. Anti-social activities
This is an item included within a Japanese context. There is no strict definition of anti-social activity, but in this context refers to companies, for example, subject to official sanctions from their regulatory bodies or have violated the law during the fiscal year in question. In addition, companies which have caused severe social problems or through their actions negatively impacted earnings and caused a severe loss to shareholder value will be considered. Emphasis is placed on the possibility or otherwise of the impairment of shareholder value through these activities.
AMJ expects companies which have been involved in anti-social activities to disclose such activities to shareholders, together with the countermeasures and the remedial measures adopted. If the parties directly involved in the anti-social activity remain on the board of directors, in general, we will vote against the election of those directors and/or statutory auditors concerned. However, where there are no other appropriate proposals, we may vote against the directors’ remuneration, the payment of bonuses or retirement bonuses to directors, or the award of stock options.
8. Cross-shareholdings

This is an item included within a Japanese context. Due to potential conflict of interest, the risk of the proxy vote becoming inconsequential, and capital efficiency concerns, in general, we believe companies should not have cross-shareholdings in other companies. Therefore, we will vote against the re-election of the representative director(s) or the director in charge at companies which are expanding cross-shareholdings, companies with a low likelihood of liquidating the existing cross-shareholdings, or companies who endorse the idea of cross-shareholdings.
We have observed cases where disclosures on cross-shareholdings provided by companies are either too complex or too vague; this can be obstructive for investors to have constructive engagement on the topic. Therefore, we ask the companies to provide full quantitative and qualitative explanation on past proxy voting activities, potential conflict of interest of owning shares in business partners, and the economic rationale for existing cross-shareholdings.
9. Adoption of anti-hostile takeover measures
AMJ considers such measures on a case-by-case basis. In principle we will oppose such measures, unless it is clear such measures are necessary and effective and will serve to enhance shareholder value. AMJ will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. AMJ will vote against increases in capital where the increase in authorised capital would dilute shareholder value in the long-term. Also, if management adopts other measures which fulfill the function of an anti-hostile takeover measure without seeking shareholder approval, methods of expressing a vote against management will be determined as deemed appropriate.
In a Japanese context, the following are among the steps we believe that can be viewed as “poison pill” equivalents: 1) MPO financings; 2) increases in authorized share capital without adequate explanation; 3) large scale dilution to parties other than shareholders; 4) issuance of “golden shares”; 5) deliberate changes as to the timing of re-election of directors; 6) lengthy extensions to the directors’ term. From the viewpoint of the safeguarding of shareholder rights, we will oppose the re-election of directors, for example, in this context.
10. Capital Structure
Issue of classified stock
We will oppose the issue of classified stock without a rational explanation regarding the purpose of such a means of fund-raising.
Increase in the authorized share capital
AMJ will vote against the increase in the authorized share capital when we believe this will be detrimental to shareholder value.
Capital Increase
Capital increases will be judged on a case-by-case basis depending on its purpose. AMJ will vote against capital increases if the purpose is to defend against a takeover.
When new shares are issued, in principle, we believe existing shareholders should be given precedence. Even if this is not the case, we will look at each instance with due care.
If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding a capital increase during the fiscal year in question, we will oppose the election of directors.
Borrowing of Funds
AMJ will vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the borrowing of funds, we will oppose the re-election of directors.
Share Repurchase Programs
AMJ will vote in favour of share repurchase programs if it leads to an increase in the value of the company’s shares. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the share repurchase program, we will oppose the re-election of directors.
11. Mergers / Acquisitions
Mergers and acquisitions must only be consummated at a price representing fair value. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the merger/acquisition, we will oppose the re-election of directors.
12. Virtual Only Annual General Meeting
As annual general meetings (AGMs) should be fair, constructive, and open to dialogue between the management of the company and shareholders, in principle, we support the holding of a hybrid virtual annual general meetings. However, we have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting, so we think that such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.
13. Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.
With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
In evaluating how to vote environmental proposals, considerations may include but are not limited to the following—
Issuer Considerations
•
Asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations
•
capital deployment of the company
•
cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs
•
corporate behavior of the company, including whether senior management is incentivized for long-term returns
•
demonstrated capabilities of the company, its strategic planning process, and past performance
•
current level of disclosure of the company and consistency of disclosure across its industry
•
whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework
Proposal Considerations
•
would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company
•
does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices
•
does the proposal create the potential for unintended consequences such as a competitive disadvantage.
In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.
An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, where such disclosure is deemed inadequate.
We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.
14. Conflicts of Interest
In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, without undue influence from business relations with investee companies and to avoid conflicts of interest, AMJ refers to the view of third party governance specialists to form an objective and rational judgment.
There is a possibility that conflicts of interest may arise with other group companies within the JPMorgan Chase (the ultimate parent company of JPMAM) group as such companies may be providing funds or acting as the underwriter for investee companies. In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, JPMorgan Chase has established formal barriers designed to restrict the flow of information between its securities, lending, investment banking and other divisions to investment professionals in the Asset Management division.
Nonetheless, where a potential material conflict of interest has been identified, AMJ, within the scope permitted by regulations and with clients, will call upon an independent third-party to make the voting decision, or it will contact individual clients to approve any voting decision, or may elect not to vote.
15. Shareholder proposals
When deciding how we will vote a shareholder proposal, we scrutinise every item on a case-by-case basis, based on our judgment of what serves to enhance corporate value over the medium to long term, keeping in mind the best economic interests of our clients.

Madison Asset Management, LLC (“Madison”)
PROXY VOTING POLICY
I. INTRODUCTION
In accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, Madison has adopted the following proxy voting policies and procedures (the “Policy”). This Policy applies to Madison and anyone acting on its behalf and at its designation, in connection with the voting of proxies. This Policy consists of the policies, procedures and requirements set forth below and will be periodically reviewed and amended as needed. Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in Madison’s Compliance Manual.
II. DEFINITIONS
Proxy or Proxies as used in this Policy includes the submission of a security holder vote by Proxy instrument, in person at a meeting of security holders or by written consent.
III. POLICY
This Policy applies to Madison and each of its officers and anyone acting on its behalf and at its designation, in connection with the voting of proxies. This Policy consists of the policies, procedures and requirements set forth below and will be periodically reviewed and amended as needed.
It is Madison’s general policy to vote Proxies in the best interest of its clients. Accordingly, Madison will vote all Proxies in a manner intended to promote the client’s investment objectives and to maximize investment returns, while following the investment restrictions and policies of each client, generally, as set forth in the governing documents of the relevant client. Madison will typically vote a security's proxy in accordance with the recommendations of that security's Board of Directors' recommendations, including, but not limited to:
•
Changes in corporate governance;
•
Changes in corporate structure;
•
Appointment of auditors;
•
Social responsibility programs;
•
Compensation plans for executives; and
•
Mergers and acquisitions, as applicable.
Madison will typically vote against shareholder proposals, however, Madison seeks the best of interests of its clients, and is not bound by the recommendations of a security's Board of Directors or the recommendations of any third party proxy research and voting service.
Madison will use the services of an independent third party (e.g. Glass Lewis or Broadridge) for research, recommendations, and voting services. In the use of such services, Madison will typically vote the actual proxies on behalf of its clients. As discussed herein, where there is a material conflict of interest with a client or material conflict of interest with a client's portfolio holdings, Madison will typically defer to the voting recommendations of the third party proxy research provider, and vote that proxy in accordance with the instructions of the third party proxy voting service provider.
In the event Madison has proxies to vote, there may be instances when the Firm refrains from voting a Proxy, such as when Madison determines that the cost of voting the Proxy exceeds the expected benefit to the client and would not be in the client’s best interest. For example, the cost of voting certain foreign proxies may exceed the benefit to clients. Madison cannot anticipate every situation, and certain issues are better handled on a case-by-case basis. Proxy voting decisions are generally made by the relevant Madison Portfolio Management teams with knowledge of the security, and coordinated by Madison operations personnel.
In cases where a proxy will not be voted or, as described below, voted against the Board of Directors’ recommendation, Madison’s policy is to make a notation to the file containing the records for such security explaining the Firm’s action or inaction, as the case may be. The majority of clients have elected that Madison vote the proxies on their behalf. The Firm votes client proxies in one of two ways. Proxy votes are either cast through Proxy Edge, a service which provides notification of proxy meetings and establishes voting through their electronic platform, or votes are made through proxyvote.com for those accounts which have not yet been set up on Proxy Edge.
IV. ADMINISTRATION
The CCO will be responsible for the following:
•
Overall compliance with this Policy; and
•
Reviewing and updating the Policy, as appropriate.
V. MATERIAL CONFLICTS OF INTEREST
In the event Madison determines there is or may be a material conflict of interest between Madison and a client or client's portfolio holdings when voting Proxies, Madison will seek to resolve the issue in the best interest of its client. Madison will address such actual or potential material conflicts of interest using one of the following procedures:

•
Madison may vote the Proxy using the established objective policies described above;
•
Madison may engage a third party to recommend a vote with respect to the Proxy based on application of the policies set forth herein or Madison may bring the Proxy to senior management of the Firm to make a determination; or
•
Madison may employ such other method as is deemed appropriate under the circumstances, given the nature of the conflict.
Although it is not likely, in the event there is a conflict of interest between Madison and a client in connection with a material proxy vote, Madison will typically employ the services of an independent third party proxy services firm to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.
In the absence of any conflict, if any member of the relevant Portfolio Management team determines that it would be in the clients’ best interests to vote against management recommendations (or, for Madison Scottsdale, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the management team, or any subcommittee appointed by the management team from among its members, to ratify the decision to stray from the general policy of voting with management. Such ratification need not be in writing.
VI. DISCLOSURES
Madison will make the following disclosures to clients:
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Upon request by a client, a copy of the Policy; and
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Upon request by a client, the Proxy voting record for Proxies voted on behalf of the client.
VII. RECORDKEEPING
Madison will keep the following records, if applicable:
1. A copy of the Policy;
2. A copy of each Proxy statement received with respect to client portfolio securities, except when a Proxy statement is available on the SEC’s EDGAR public filing system, Madison may rely on that filing in lieu of keeping its own copy;
3. A record of each Proxy vote cast by Madison on behalf of a client;
4. A record of each Proxy vote Madison refrained from voting on behalf of a client;
5. A copy of any document prepared by Madison that was material to a Proxy voting decision; and
6. A copy of each written client request for information regarding how Madison voted Proxies on behalf of clients and any written response by Madison to any client requests shall be maintained in such client’s file.
Madison has retained the services of Proxy Edge to maintain the records of the proxy votes cast on behalf of clients. To the extent the Firm votes any proxies outside of this service, then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.
VIII. AMENDMENTS
This Policy may be amended from time to time by the CCO.
March 2023

Milliman Financial Risk Management LLC
PROXY VOTING POLICY
Milliman Financial Risk Management LLC (“Milliman FRM”), as a matter of policy and as a fiduciary, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of Investment Companies for which it is the primary investment adviser or a sub-adviser to whom proxy voting has been delegated by the client’s fund board. Milliman FRM maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about its proxy policies and practices. Milliman FRM’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.
RESPONSIBILITY
Milliman FRM’s Chief Compliance Officer and Compliance team are responsible for the implementation and monitoring of this proxy voting policy, practices, disclosures and record keeping, including outlining the voting guidelines in these procedures.
Milliman FRM employs a third party proxy advisory firm (a “Proxy Adviser”) to effectuate voting and the receipt of records related to voting, and employs policies and procedures in order to evaluate the services of the Proxy Adviser. Milliman FRM’s CCO and Proxy Committee are responsible for developing and overseeing “Proxy Voting Guidelines” where applicable, including oversight of the Proxy Adviser.
DISCLOSURE
Milliman FRM will provide conspicuously displayed information in its Form ADV Part 2A summarizing this proxy voting policy and procedures.
PROCEDURES
1. Principles and Guidelines.
a. Principles. Milliman FRM’s primary purpose is to vote proxies in the best interests of Investment Companies for which it is the primary adviser and will generally vote for, against, consider on a case-by-case basis, or abstain from voting as indicated below. Milliman FRM may utilize independent research reports to inform its proxy voting.
b. Proxy Committee. Milliman FRM’s Proxy Committee meets at least quarterly. Among other duties, the Committee:
i. Reviews voting activity during the previous quarter;
ii. Reviews timely voting issues which may be relevant to clients, and
iii. Performs diligence and oversight of the Proxy Adviser to ensure the information and advice received results in proxy voting that is in the best interest of Milliman FRM’s clients, including:
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evaluating any Proxy Adviser in advance of retention;
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evaluating the process for addressing potential factual errors, incompleteness or methodological weakness in the Proxy Adviser’s analysis;
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Adopting policies for evaluating the Proxy Adviser’s services; and
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Determining when to exercise proxy voting opportunities.
2. Circumstances.
i. Milliman FRM is Primary Investment Adviser
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Where Milliman FRM serves as the primary investment adviser to the Investment Company, Milliman FRM’s Proxy Committee will utilize the Proxy Voting Guidelines.
ii. Milliman FRM is Sub-adviser, and Investment Company retains voting rights
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Where Milliman serves as a sub-adviser to the Investment Company and the Investment Company has retained the right to vote its own proxies, Milliman FRM will not be obligated to take any action with respect to proxy voting.
iii. Milliman FRM is Sub-adviser, and Investment Company delegates voting rights
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Where Milliman FRM serves as a sub-adviser to the Investment Company and the Investment Company has delegated proxy voting responsibility to Milliman FRM, Milliman FRM will utilize the Proxy Voting Guidelines.
iv. Milliman is Primary Investment Adviser or Sub-Adviser to Mutual Funds of Funds
•
Milliman FRM serves as investment adviser to certain investment companies which invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) Act to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of Milliman FRM to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.
3. Obtaining More Information. Investment Companies for which Milliman FRM is the primary adviser may obtain a record of Milliman FRM’s proxy voting, free of charge, by calling its main office at (312) 726-0677.

Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Management
EQUITY Proxy Voting Policy and Procedures
1. POLICY STATEMENT
Morgan Stanley Investment Management's policy and procedures for voting proxies, the Equity Proxy Voting Policy and Procedures (the “Policy”), with respect to securities held in the accounts of clients applies to those Morgan Stanley Investment Management (“MSIM”) entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. For purposes of this Policy, clients shall include: Morgan Stanley U.S. registered investment companies, other Morgan Stanley pooled investment vehicles, and MSIM separately managed accounts (including accounts for Employee Retirement Income Security (“ERISA”) clients and ERISA-equivalent clients). This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.
The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Saudi Arabia, MSIM Fund Management (Ireland) Limited, Morgan Stanley Asia Limited, Morgan Stanley Investment Management (Japan) Co. Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Eaton Vance CLO Manager LLC, and Morgan Stanley Eaton Vance CLO CM LLC (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).
Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets.
•
With respect to the U.S. registered investment companies sponsored, managed or advised by any MSIM Affiliate (the “MS Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MS Funds.
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For other pooled investment vehicles (e.g., UCITS), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the relevant governing board.
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For separately managed accounts (including ERISA and ERISA-equivalent clients), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under the applicable investment advisory agreement or investment management agreement. Where an MSIM Affiliate has the authority to vote proxies on behalf of ERISA and ERISA-equivalent clients, the MSIM Affiliate must do so in accordance with its fiduciary duties under ERISA (and the Internal Revenue Code).
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In certain situations, a client or its fiduciary may reserve the authority to vote proxies for itself or an outside party or may provide an MSIM Affiliate with a statement of proxy voting policy. The MSIM Affiliate will comply with the client's policy.
An MSIM Affiliate will not vote proxies unless the investment management agreement, investment advisory agreement or other authority explicitly authorizes the MSIM Affiliate to vote proxies.
MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”) and this Policy. In addition to voting proxies of portfolio companies, MSIM routinely engages with, or, in some cases, may engage a third party to engage with, the management or board of companies in which we invest on a range of environmental, social and governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM's engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.
Retention and Oversight of Outsourced Proxy Voting – Certain MSIM exchange-traded funds (“ETFs”) will follow Calvert Research and Management’s (“Calvert”) Proxy Voting Policies and Procedures and the Global Proxy Voting Guidelines set forth in Appendix A of the Calvert Proxy Voting Policies and Procedures. MSIM’s oversight of Calvert’s proxy voting engagement is ongoing pursuant to the 40 Act Fund Service Provider and Vendor Oversight Policy.
Retention and Oversight of Proxy Advisory Firms – Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, record retention, ballot processing and voting recommendations.
To facilitate proxy voting MSIM has retained Research Providers to provide company level reports that summarize key data elements contained within an issuer's proxy statement. Although we are aware of the voting recommendations included in the Research Providers' company level reports, these recommendations are not an input into our vote nor is any potential vote prepopulated based on a Research Provider's research. MSIM votes all proxies based on its own proxy voting policies, consultation with the investment teams, and in the best interests of each client. In addition to research, MSIM retains ISS to provide vote execution, reporting, and recordkeeping services.

As part of MSIM's ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.
Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.
Securities Lending - MS Funds or any other investment vehicle sponsored, managed or advised by an MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., an MS Fund or another investment vehicle sponsored, managed or advised by an MSIM affiliate) is not entitled to vote the lent shares at the company meeting. In general, MSIM believes the revenue received from the lending program outweighs the ability to vote and we will not recall shares for the purpose of voting. However, in cases in which MSIM believes the right to vote outweighs the revenue received, we reserve the right to recall the shares on loan on a best efforts basis.
1 This Policy does not apply to MSIM’s authority to exercise certain decision-making rights associated with investments in loans and other fixed income instruments (collectively, for purposes hereof, “Fixed Income Instruments).
2. GENERAL PROXY VOTING GUIDELINES
To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein). As noted above, certain ETFs will follow Calvert’s Global Proxy Voting Guidelines set forth in Appendix A of Calvert’s Proxy Voting Policies and Procedures and the proxy voting guidelines discussed in this section do not apply to such ETFs. See Appendix A of Calvert’s Proxy Voting Policies and Procedures for a general discussion of the proxy voting guidelines to which these ETFs will be subject.
The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section 3) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP (Morgan Stanley AIP”) will follow the procedures as described in Appendix A.
We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.
We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests and / or priorities reflected in their mandates with respect to the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.
We may abstain from or vote against matters for which disclosure is inadequate.
A. Routine Matters.
We generally support routine management proposals. The following are examples of routine management proposals:
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Approval of financial statements and auditor reports if delivered with an unqualified auditor's opinion.
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General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.
Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.
We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.
MSIM is supportive of the use of technology to conduct virtual shareholder meetings in parallel with physical meetings, for increased investor participation. However, adoption of a ‘virtual-only’ approach would restrict meaningful exchange between the company and shareholders. Therefore, MSIM is generally not supportive of proposals seeking authority to conduct virtual-only shareholder meetings.

B. Board of Directors.
a.
Election of Directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board's nominees for director except as follows:
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We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.
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We consider withholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.
1. At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.
2.  We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.
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Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation/remuneration, nominating/governance or audit committee.
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We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.
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We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance. Also, if the board has failed to consider diversity, including but not limited to, gender and ethnicity, in its board composition.
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We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.
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In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.
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We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.
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We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee's board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.
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We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than five public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given level of time commitment required in their primary job.
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We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.
b.
Discharge of Directors’ Duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

c.
Board Independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2∕3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.
d.
Board Diversity: We generally support shareholder proposals urging diversity of board membership with respect to gender, race or other factors where we believe the board has failed to take these factors into account. We will also consider not supporting the re-election of the nomination committee and / or chair (or other resolutions when the nomination chair is not up for re-election) where we perceive limited progress in gender diversity, with the expectation where feasible and with consideration of any idiosyncrasies of individual markets, that female directors represent not less than a third of the board, unless there is evidence that the company has made significant progress in this area. In markets where information on director ethnicity is available, and it is legal to obtain it, and where it is relevant, we will generally also consider not supporting the re-election of the nomination committee chair (or other resolutions when the nomination chair is not up for re-election) if the board lacks ethnic diversity and has not outlined a credible diversity strategy.
e.
Majority Voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.
f.
Proxy Access: We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company's proxy statement and on the company's proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group.
g.
Reimbursement for Dissident Nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.
h.
Proposals to Elect Directors More Frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.
i.
Cumulative Voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.
j.
 Separation of Chairman and CEO Positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.
k.
 Director Retirement Age and Term Limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.
l.
 Proposals to Limit Directors’ Liability and/or Broaden Indemnification of Officers and Directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.
C. Statutory Auditor Boards.
The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company's articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.
D. Corporate Transactions and Proxy Fights.
We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in Capital Structure.
We generally support the following:
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Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.
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U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)
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U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.
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Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers' (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.
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Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.
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Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
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Management proposals to effect stock splits.
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Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.
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Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.
We generally oppose the following (notwithstanding management support):
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Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.
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Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.
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Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).
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Proposals relating to changes in capitalization by 100% or more.
We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.
F. Takeover Defenses and Shareholder Rights.
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Shareholder Rights Plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.
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Supermajority Voting Requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter of bylaws.

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Shareholders Right to Call a Special Meeting: We consider proposals to enhance a shareholder's rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.
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Written Consent Rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.
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Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.
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Anti-greenmail Provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.
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Bundled Proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.
G. Auditors.
We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.
H. Executive and Director Remuneration.
We generally support the following:
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Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.
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Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).
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Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.
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Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.
In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.
Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.
We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.
We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.
Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.
I. Social and Environmental Issues.
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Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. MSIM believes that relevant social and environmental issues, including principal adverse sustainability impacts, can influence risk and return. Consequently, we consider how to vote on proposals related to social and environmental issues on a case-by-case basis by determining the relevance of social and environmental issues identified in the proposal and their likely impacts on shareholder value. In reviewing proposals on social and environmental issues, we consider a company's current disclosures and our understanding of the company's management of material social and environmental issues in comparison to peers. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value and we may oppose proposals that intrude excessively on management prerogatives and/or board discretion. We generally vote against proposals requesting reports or actions that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We consider proposals on these sustainability risks, opportunities and impacts on a case-by-case basis but generally support proposals that seek to enhance useful disclosure. We focus on understanding the company's business and commercial context and recognise that there is no one size fits all that can apply to all companies. In assessing and prioritising proposals, we carefully reflect on the materiality of the issues as well as the sector and geography in which the company operates. We also consider the explanation companies provide where they may depart from best practice to assess the adequacy and appropriateness of measures that are in place.
Environmental Issues:
We generally support proposals that, if implemented, would enhance useful disclosure on climate, biodiversity, and other environmental risks, such as disclosures aligned with SASB (Sustainability Accounting Standards Board) and the TCFD (Task Force on Climate-related Financial Disclosures). We also generally support proposals that aim to meaningfully reduce or mitigate a company's impact on the global climate and encourage companies to use independently verified Science Based Targets to ensure emissions are in line with the Paris Agreement on Climate Change, which should ultimately help companies manage long-term climate-related risks. We generally will support reasonable proposals to reduce negative environmental impacts and ameliorate a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas. We generally will also support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareholder value.
Social Issues:
We generally support proposals that, if implemented, would enhance useful disclosure on employee and board diversity, including gender, race, and other factors. We consider proposals on other social issues on a case-by-case basis but generally support proposals that:
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Seek to enhance useful disclosure or improvements on material issues such as human rights risks, supply chain management. workplace safety, human capital management and pay equity.
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Encourage policies to eliminate gender-based violence and other forms of harassment from the workplace.
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Seek disclosure of relevant diversity policies and meaningful workforce diversity data, including EEO-1 data.
We may consider withholding support where we have material concerns in relation to a company’s involvement/remediation of a breach of global conventions such as UN Global Compact Principles on Human Rights, Labour Standards, Environment and Business Malpractice.
J. Funds of Funds.
Certain MS Funds advised by an MSIM Affiliate invest only in other MS Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MS Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MS Fund owns more than 25% of the voting shares of the underlying fund, the MS Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.
Voting Conditions Triggered Under Rule 12d1-4

Rule 12d1-4 sets forth the conditions under which a registered fund (“acquiring fund”) may invest in excess of the statutory limits of Section 12(d)(1) of the 1940 Act (for example by owning more than 3% of the total outstanding voting stock) in another registered fund (“acquired fund”). In the event that a Morgan Stanley “acquiring fund” invests in an “acquired fund” in reliance on Rule 12d1-4 under the 1940 Act, and the MS Fund and its “advisory group” (as defined in Rule 12d1-4) hold more than (i) 25% of the total outstanding voting stock of a particular open-end fund (including ETFs) or (ii) 10% of the total outstanding voting stock of a particular closed-end fund, the Morgan Stanley “acquiring fund” and its “advisory group” will be required to vote all shares of the open- or closed-end fund held by the fund and its “advisory group” in the same proportion as the votes of the other shareholders of the open- or closed-end fund.
Because MSIM and Eaton Vance are generally considered part of the same “advisory group,” an Eaton Vance “acquiring fund” that is required to comply with the voting conditions set forth in Rule 12d1-4 could potentially implicate voting conditions for a MS Fund invested in the same open- or closed-end fund as the Eaton Vance “acquiring fund.” The Committee will be notified by Compliance if the conditions are triggered for a particular open- or closed-end fund holding in an MS Fund. In the event that the voting conditions in Rule 12d1-4 are triggered, please refer to the Morgan Stanley Funds Fund of Funds Investment Policy for specific information on Rule 12d1-4 voting requirements and exceptions.
3. ADMINISTRATION OF THE POLICY
The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of MSIM, and is chaired by the director of the Global Stewardship Team (“GST”). Because proxy voting is an investment responsibility and may affect shareholder value, and because of their knowledge of companies and markets as well as their understanding of their clients' objectives, portfolio managers and other members of investment staff play a key role in proxy voting, individual investment teams are responsible for determining decisions on proxy votes with consultation from the GST. The GST administers and implements the Policy, as well as monitoring services provided by the proxy advisory firms, third-party proxy engagements and other research providers used in the proxy voting process. As noted above, certain ETFs will follow Calvert’s Proxy Voting Policy and Procedures, which is administered by Calvert’s Proxy Voting and Engagement Department and overseen by Calvert’s Proxy Voting and Engagement Committee. The GST periodically monitors Calvert’s proxy voting with respect to securities held by the ETFs.
The GST Director is responsible for identifying issues that require Committee deliberation or ratification. The GST, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The GST has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.
The Committee may periodically review and has the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.
GST and members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in client accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests or investment guidelines of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the GST will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.
A. Committee Procedures
The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by GST.
The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.
B. Material Conflicts of Interest
In addition to the procedures discussed above, if the GST Director determines that an issue raises a material conflict of interest, the GST Director may request a special committee (“Special Committee”) to review, and recommend a course of action with respect to, the conflict(s) in question.
A potential material conflict of interest could exist in the following situations, among others:
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The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.
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The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MS Funds, as described herein.
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Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

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One of Morgan Stanley's independent directors or one of MS Funds' directors also serves on the board of directors or is a nominee for election to the board of directors of a company held by an MS Fund or affiliate.
If the GST Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:
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If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.
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If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.
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If the Research Providers' recommendations differ, the GST Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.
Any Special Committee shall be comprised of the GST Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The GST Director may request non-voting participation by MSIM's General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.
C. Proxy Voting Reporting
The GST will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the GST for a period of at least six years. To the extent these decisions relate to a security held by an MS Fund, the GST will report the decisions to each applicable Board of Trustees/Directors of those MS Funds (the “Board”) at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.
In addition, to the extent that Committee and Special Committee decisions and actions relate to a security held by other pooled investment vehicles, the GST will report the decisions to the relevant governing board of the pooled investment vehicle. MSIM will promptly provide a copy of this Policy to any client requesting it.
MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.
MSIM's Legal Department, in conjunction with GST and GST IT for MS Fund reporting and with the AIP investment team for AIP Closed-End 40 Act Fund reporting, is responsible for filing an annual Form N-PX on behalf of each MS Fund and AIP Closed-End 40 Act Fund for which such filing is required, indicating how all proxies were voted with respect to each such fund's holdings.
Also, MSIM maintains voting records of individual agenda items a company meetings in a searchable database on its website on a rolling 12-month basis.
In addition, ISS provides vote execution, reporting and recordkeeping services to MSIM.
4. Recordkeeping
Records are retained in accordance with Morgan Stanley's Global Information Management Policy, which establishes general Firm-wide standards and procedures regarding the retention, handling, and destruction of official books and records and other information of legal or operational significance. The Global Information Management Policy incorporates Morgan Stanley's Master Retention Schedule, which lists various record classes and associated retention periods on a global basis.
Appendix A
Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP's Custom Advisory Portfolio Solutions service. Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Markets investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.
In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.
Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.
Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and
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Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Pacific Investment Management Company LLC
Global Proxy Voting Policy Summary
Policy Statement: PIMCO adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. The Proxy Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.
Overview: As a general matter, PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies1, PIMCO may determine not to vote a proxy in limited circumstances.
Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”)3 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP.
PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation
Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents4 at the discretion of the issuer/custodian.
When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities.
When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.
Resolution of potential conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.
PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.
ISP Oversight: Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP’s engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP’s capacity and competency to provide proxy voting research and recommendations5 and the ISP’s compliance program.
Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.
1 Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.
2 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.
3 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas 2nd Floor, New York NY 10036.
4 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.
5 This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

PGIM Quantitative Solutions LLC (PQS)
Description of Proxy Voting Policies. It is the policy of PGIM Quantitative Solutions LLC (PQS) to vote proxies on client securities in the best long-term economic interest of its clients (i.e., the mutual interests of clients in seeing the appreciation in value of a common investment over time). In the case of pooled accounts, PQS’ policy is to vote proxies on securities in such account in the best long-term economic interest of the pooled account. In the event of any actual or potential conflict of interest between PQS and its clients or affiliates, PQS votes in accordance with the policy of its proxy voting advisor rather than its own policy.
PQS’ proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PQS’ judgment of how to further the best long-range economic interest of its clients through the shareholder voting process. They also reflect PQS’ general philosophy on corporate governance matters and its approach to governance and other issues that may often arise when voting ballots on the various securities held in client accounts. PQS’ guidelines are not intended to limit the analysis of individual issues at specific companies nor do they indicate how it will vote in every instance. Rather, they express PQS’ views about various ballot issues generally, and provide insight into how it typically approaches such issues. PQS may consider Environmental, Social and Governance (ESG) factors in its voting decisions. Where ballot issues are not addressed by PQS’ policy, or when circumstances may suggest a vote not in accordance with its established guidelines, PQS’ voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal as well as any circumstances that may result in restrictions on trading the security. Case-by-case, or manual, evaluation of a ballot item entails consideration of various, specific factors as they relate to a particular issuer and/or proposed action. For example, when performing manual evaluation of a ballot item relating to executive compensation (which will generally occur if PQS receives research suggesting a vote “against” the item), we consider such factors as stock performance, financial position and compensation practices of the issuer relative to its peers, change in control, tax gross-up and clawback policies of the issuer, pay inequality and other corporate practices, although not all factors may be relevant or of equal significance to a specific matter. With respect to contested meetings, which we always vote on a case-by-case basis, we consider research provided by PQS’ proxy advisor as well as other sources of information available in the marketplace, in order to understand the issues on both sides of the contest and determine our view. With respect to mergers and acquisitions, we consider whether a fairness opinion as to valuation has been obtained. With respect to ESG ballots, which we vote based on financial materiality, and on a case-by-case basis, we consider research provided by PQS’ proxy advisor, engagement service provider, proprietary ESG scores, as well as other sources of information available in the marketplace, in order to determine our view.
With respect to non-U.S. holdings, PQS takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences, and generally votes non-U.S. securities on a best-efforts basis if PQS determines that voting is in the best economic interest of its clients. PQS may be unable to vote proxies in countries where clients or their custodians do not have the ability to cast votes due to lack of documentation or operational capacity, or otherwise. The Fund determines whether fund securities out on loan are to be recalled for voting purposes and PQS is not involved in any such decision. PQS’ Proxy Voting Committee includes representatives of PQS’ Investment, Operations, Compliance, Risk and Legal teams. This committee is responsible for interpreting the proxy voting policy, identifying conflicts of interest, and periodically assessing the effectiveness of the policies and procedures.
PQS utilizes the services of a third-party proxy voting advisor, and has directed the proxy advisor, upon receipt of proxies, to vote in a manner consistent with PQS’ established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). PQS conducts regular due diligence on its proxy advisor. In accordance with its obligations under the Advisers Act, PQS provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client’s securities.

PineBridge Investments LLC
PROXY VOTING POLICIES AND PROCEDURES
I. Introduction
Proxy voting is an important right of shareholders, such as PineBridge Clients, for which PineBridge must take reasonable care and diligence to ensure such rights are properly and timely exercised. PineBridge, as a fiduciary for its Clients, must vote proxies in their best interest. We believe considering forward looking improvement in ESG issues is in the economic interest of our Clients. Please refer to the PineBridge Stewardship and Engagement Policy for details on how PineBridge interacts with companies, entities or other market participants on Environmental, Social and Governance (ESG) issues.
II. Policy Statement
Proxy Procedures - As a registered investment adviser that votes (or delegates the voting of) securities held in Client portfolios, PineBridge has implemented proxy voting procedures that are reasonably designed to help ensure that a) PineBridge votes proxies in the best interest of its Clients; b) describes its proxy voting procedures to its Clients, and c) discloses to Clients how they may obtain information on how PineBridge voted their proxies. These procedures are designed to help enable PineBridge to manage material conflicts of interest. While PineBridge must disclose its votes upon request to Clients, no public disclosure is required. (Note that disclosure is required for any mutual funds advised by PineBridge, on Form N-PX.
Record-Keeping - PineBridge must retain (i) these proxy voting policies and procedures; (ii) proxy statements received regarding Client securities; (iii) records of votes it casts on behalf of Clients; (iv) records of Client requests for proxy voting information, and; (v) any documents prepared by PineBridge that were material to making a decision how to vote, or that memorialized the basis for the decision. PineBridge may rely on proxy statements filed on EDGAR instead of keeping its own copies and rely on proxy statements and records of proxy votes cast by PineBridge that are maintained by contract with a third-party proxy voting service or other third party
Proxies of Shares of Non-U.S. Corporations - PineBridge has implemented general voting policies with respect to non-U.S. shares owned by Clients. However, although U.S. companies must give shareholders at least 20 days’ advance notice to vote proxies, some non-U.S. companies may provide considerably shorter notice or none at all. PineBridge is not required to “rush” voting decisions in order to meet an impractical deadline, and as a result, PineBridge or PineBridge affiliates’ regional designees under certain circumstances may not vote certain proxies. In addition, certain non-U.S. regulations impose additional costs to a Portfolio that votes proxies, and PineBridge will take that into consideration when determining whether or not to vote.
In the case of a material conflict between the interests of PineBridge and those of its Clients, PineBridge will take steps to address such conflicts (which may include consulting with counsel) and will attempt to resolve all conflicts in the Client’s best interest.
III. Procedures
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Compliance is responsible for ensuring that the PineBridge ADV includes the appropriate language summarizing PineBridge’s proxy voting procedures and for updating the summary in the ADV whenever the procedures are updated. Compliance is also responsible for consulting with Legal to ensure that PineBridge’s proxy voting policy is kept up to date and in a form appropriate for transmission to Clients.
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If a Client or potential Client requests a copy of the Proxy Voting Policy from Client Relations or Sales, Compliance should be contacted for the most recent version, or it may be obtained from the intranet. Client Relations will send to such Client a copy of the current version of the voting procedures within 7 days and will ensure that Compliance receives a log of each Client’s request and the action taken.
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If a Client requests access to the records of how PineBridge voted its proxies, the Client should be assured that this will be provided, and Operations should be consulted. Operations has access to these proxy voting records.
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PineBridge has established a Stewardship Committee (the “Committee”), which is responsible for defining and monitoring PineBridge’s proxy voting strategy and process. The Committee is comprised of members of senior management, portfolio management, Compliance, Legal, Product and Operations.
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The Committee conducts an annual review of the proxy voting guidelines for domestic and non-U.S. Portfolios. Guidelines are reviewed to ensure that the interests of PineBridge’s Clients are best served.
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Issues not addressed in the voting guidelines are determined on a case-by-case basis with input from the Committee and portfolio managers.
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PineBridge has engaged a third-party vendor to administer proxy voting on its behalf. The vendor receives, in a majority of cases, proxies directly from the Client’s custodian and votes them based on PineBridge’ s voting guidelines.
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In circumstances where PineBridge receives proxies directly, these proxies must be sent to the vendor promptly. The vendor then votes them in accordance with PineBridge’s voting guidelines. The vendor maintains a listing of all votes cast on behalf of PineBridge Clients.
December 20, 2021

PineBridge Investments LLC
STEWARDSHIP & ENGAGEMENT POLICY
I. PineBridge Stewardship and Engagement Policy
The following stewardship and engagement policy sets forth how PineBridge endeavors to interact with companies, entities, and other market participants on environmental, social and governance (ESG) issues. The policy broadly applies to all asset classes, with the aim of achieving the investment and ESG objectives of PineBridge and its clients. Individual strategies may have specific policies that complement PineBridge’s overarching policy.
Stewardship and engagement philosophy
Stewardship is a vital aspect of managing assets on behalf of our clients’ behalf, and it is an important component of ESG incorporation that benefits both PineBridge and the companies or entities in which we invest. We believe that an ongoing open dialogue with our investee companies is an effective way to drive positive change, encourage transparency, and ultimately promote and participate in sustainable long-term value creation.
We define stewardship as individual or collaborative activities that seek to protect and enhance the value of the companies and entities in which we invest and thereby help attain our investment objectives. Stewardship activities may include, but are not limited to, engagement with issuers (in all asset classes and for both current and potential investees); voting at shareholder meetings; filing shareholder resolutions/proposals; taking direct roles on investee boards and board committees; negotiating with and monitoring suppliers with regard to stewardship actions in the investment chain; engaging with policymakers; engaging with standard-setters; and contributing to public goods (such as research) and public discourse (such as media) that support stewardship goals.
When we refer to engagement, we mean purposeful, targeted communication with an entity (e.g., a company, government, industry body, or regulator) on particular matters of concern, with the goal of encouraging change with an individual issuer or addressing a marketwide or systemic risk (such as climate change). While we treat regular communications to gain information as part of our ongoing research or investment due diligence, and in turn as part of our ESG incorporation and stewardship activities, we do not categorize such communication as engagement, per se. Engagement is undertaken to improve ESG risk management or to develop more sustainable business practices.1
1 Defined according to definitions from the PRI and the Investment Consultants Sustainability Working Group (ICSWG, 2021) on engagement, and the CFA Global ESG Disclosure Standards for Investment Products (2021) on stewardship.
Engagement themes
In our engagement efforts, we distinguish between material bottom-up ESG issues and top-down ESG themes. The bottom-up engagement issues will differ from sector to sector and from asset class to asset class, and they inform our investment due diligence process and ESG incorporation. The top-down themes are engagement issues PineBridge has prioritized and committed to across all asset classes. Though specific implementation of engagement can differ from asset class to asset class, our objectives and the way we measure progress facilitate uniform tracking and reporting across all asset classes as we work to address the following three common themes:
1) Climate Change
At PineBridge we recognize that climate change poses an increasingly urgent threat to society and the global economy. As both an enterprise and as an investor entrusted by our clients to manage risks and opportunities, we believe we can play a critical role in supporting the global journey to a carbon-neutral world, in line with the Paris Agreement’s objective of limiting global warming to 1.5° C. PineBridge is committed to help drive actionable change on greenhouse gas emissions as a signatory of the Net Zero Asset Managers Initiative. We will engage with companies that demonstrate a prudent investment opportunity along with a path toward supporting global carbon neutrality. For example, engaging with a car manufacturer to lower the CO2 emissions of their cars.
2) Diversity & Inclusion
We believe that a diverse and inclusive corporate culture is central to driving better business outcomes and fostering growth. Our belief is that each person brings unique strengths to a business and that each person shares responsibility for helping to ensure an inclusive and welcoming culture of equity. In our stewardship and engagement efforts, we aim to ensure companies are espousing equitable and inclusive recruitment, development, and promotion practices. Where needed, we will hold company leaders accountable to promote a more inclusive and diverse workplace. An example is engagement to advocate for a more diverse board of directors at an investee company.
3) Human Rights
As a signatory of the UN Global Compact, we recognize that ensuring human rights and dignity is essential to sustainable development. Our obligation to our clients is to address the risk of (potential) involvement of companies or entities in which we invest or may invest in gross human rights abuses or corporate negligence, as well as ensuring that PineBridge is aligned with applicable laws and UN conventions. For example, engaging with a company to address serious health and safety incidents. We believe that a diverse, strong and inclusive workforce is central to driving better business outcomes and fostering growth
We believe strong governance and ESG performance drives both financial and societal value. Effective management and board oversight, programmatic assessments of D&I and compensation practices, and the protection of investor rights go hand in hand with a culture that promotes accountability, favors prudent risk management, encourages employee engagement, and yields organizational alpha. Given our bottom-up incorporation of ESG into our investment process, stewardship around such ESG issues is an organic part of how we invest. Where we see potential or a need to seek improvements in material ESG practices or performance of an entity in which we invest, we will endeavor to formally engage with such company in addition to the engagements we perform related to our top-down prioritized ESG engagement themes. Such material ESG issues may not relate to specific themes but rather result from the bottom-up incorporation of ESG into our process and can differ from company to company, sector to sector, and asset class to asset class.
II. Engagement Approach
We follow a four-step approach in our engagement process:
1. Identify opportunities. We identify engagement opportunities based on the most material and salient ESG issues flagged as part of our continual bottom-up ESG analysis and our top-down focus themes. We prioritize engagement based on the scale of our holdings of the underlying securities, the materiality or salience of the ESG concerns, and our exposure to those concerns.
2. Set objectives. We formulate clear, distinct, time-bound, and measurable engagement objectives in line with our engagement themes.
3. Select method. We define the most suitable engagement method and engagement plan depending on the engagement objective(s).
4. Record progress. We document our engagement activities and progress made and any follow-up actions needed.
III. Methods of Stewardship and Engagement
Depending on our engagement objectives, we will employ any or all of the following methods in our stewardship and engagement efforts:
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Verbal or written communication with investee companies or other entities. This can be achieved via calls, emails, or any other means of formal communication.
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In-person meetings. Our teams host a variety of in-person and virtual meetings with investee companies and other entities to discuss our views or any concerns in accordance with our engagement themes.
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Proxy voting. In order to effectively exercise our shareholder voting rights, PineBridge has developed a voting policy that includes custom guidelines for proxy voting for our listed equity investments. Voting may also be relevant in other asset classes, including real estate and private equity, and we provide detailed guidance in our asset-class-specific policies.
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Collaborative engagement. As active investors, we are committed to work with peers and industry partnerships to advance action on ESG issues.
The methods and frequency of stewardship and engagement may vary from one asset class to another, as detailed in our asset-class-specific policies.
IV. Our Escalation Process
We believe in constructive engagement with investee companies and other entities. Our ambition is to support them in improving on ESG practices, ESG risk management, and development of sustainable business models. When investee companies or other entities do not respond in a timely and sufficient manner to our stated expectations and requests for improvement on issues of concern to PineBridge or its clients, PineBridge will consider any or all of the following escalation strategies where appropriate, depending on the investment strategy:
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Raise our concerns with non-executive directors and/or the chair of the board
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Collaborate with other investors to add weight to our requests for change
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Vote against relevant agenda items in general or as part of extraordinary shareholder meetings
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Vote against reelection of directors, the chair of the board committee, and/or the chair of the board
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Co-file or support shareholder resolutions
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Raise our concerns publicly
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Decrease our investment positions, decline to invest, or fully divest.
V. Managing Conflicts of Interest
PineBridge’s approach to conflicts of interest is to take all appropriate steps to identify and prevent or manage potential and actual conflicts of interest that could pose a material risk to the interests of our clients.
VI. Review and Communication
PineBridge’s active management ethos extends to all aspects of the firm, including the review of our policies and process assurance and our assessment of their effectiveness. We endeavor to review our Stewardship and Engagement Policy on an annual basis.

ProFund Advisors LLC
ProFund Advisors LLC (“ProFund Advisors”) has adopted the following proxy voting policies and procedures (the “Guidelines”), which are reasonably designed to maximize shareholder value and protect shareowner interests when voting proxies. ProFund Advisors’ Brokerage Allocation and Proxy Voting Committee (the “Proxy Committee”) exercises and documents ProFund Advisors’ responsibility with regard to the voting of client proxies. The Proxy Committee is composed of employees of ProFund Advisors. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.
To assist ProFund Advisors in its responsibility for voting proxies and the overall proxy voting process, ProFund Advisors has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.
The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, ProFund Advisors will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:
Election of Directors – considering factors such as director qualifications, term of office and age limits.
Proxy Contests – considering factors such as voting for nominees in contested elections and reimbursement of expenses.
Election of Auditors – considering factors such as independence and reputation of the auditing firm.
Proxy Contest Defenses – considering factors such as board structure and cumulative voting.
Tender Offer Defenses – considering factors such as poison pills (stock purchase rights plans) and fair price provisions.
Miscellaneous Governance Issues – considering factors such as confidential voting and equal access.
Capital Structure – considering factors such as common stock authorization and stock distributions.
Executive and Director Compensation – considering factors such as performance goals and employee stock purchase plans.
State of Incorporation – considering factors such as state takeover statutes and voting on reincorporation proposals.
Mergers and Corporate Restructuring – considering factors such as spin-offs and asset sales.
Mutual Fund Proxy Voting – considering factors such as election of directors and proxy contests.
Consumer and Public Safety Issues – considering factors such as social and environmental issues as well as labor issues.
A full description of each Guideline and voting policy is maintained by ProFund Advisors, and a complete copy of the Guidelines is available upon request.
Conflicts of Interest
From time to time, proxy issues may pose a material conflict of interest between a fund’s shareholders and ProFund Advisors, the underwriter or any affiliates thereof. Due to the limited nature of ProFund Advisors’ activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor potential conflicts of interest. In the event a conflict of interest arises, ProFund Advisors will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to TAM the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

SSGA Funds Management, Inc.
Global Proxy Voting and Engagement Principles
March 2023
State Street Global Advisors, one of the industry’s largest institutional asset managers, is the investment management arm of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, State Street Global Advisors has discretionary proxy voting authority over most of its client accounts, and State Street Global Advisors votes these proxies in the manner that we believe will most likely protect and promote the long-term economic value of client investments, as described in this document1.
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These Global Proxy Voting and Engagement Principles (the “Principles”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.
State Street Global Advisors’ Authority and Duties to Vote Client and Fund Securities
Where State Street Global Advisors’ clients have asked it to vote their shares on their behalf or where a commingled fund fiduciary has delegated the responsibility to vote the fund’s securities to State Street Global Advisors, State Street Global Advisors votes those client and fund-owned securities in a unified manner, consistent with the Principles described in this document. Exceptions to this unified voting policy are: (1) where State Street Global Advisors has made proxy voting choices (i.e., the proxy voting program) available to investors within a commingled fund, in which case a pro rata portion of shares held by the fund attributable to investors who choose to participate in the proxy voting program would be voted consistent with the third-party proxy voting policies selected by the investors, and (2) in the limited circumstances where a pooled investment vehicle managed by State Street Global Advisors utilizes a third party proxy voting guideline as set forth in that fund’s organizational and/or offering documents. With respect to such funds utilizing third-party proxy voting guidelines, the terms of the applicable third-party proxy voting guidelines shall apply in place of the Principles described herein and the proxy votes implemented with respect to such a fund may differ from and be contrary to those votes implemented for other portfolios managed by State Street Global Advisors pursuant to its proprietary proxy voting guidelines.
The Principles - State Street Global Advisors’ Approach to Proxy Voting and Issuer Engagement
At State Street Global Advisors, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance guidelines, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising voting rights. The underlying goal is to maximize shareholder value.
The Principles may take different perspectives on common governance issues that vary from one market to another. Similarly, engagement activity may take different forms in order to best achieve long-term engagement goals. Rather than divesting from portfolio companies, our approach is to engage with such companies. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way for shareholders to exercise their ownership rights. This comprehensive toolkit is an integral part of the overall investment process.
We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long- term economic value of the holdings in our clients’ accounts. We maximize voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the vast array of investment strategies and objectives across State Street Global Advisors, the fiduciary responsibilities of share ownership and voting for which State Street Global Advisors has voting discretion are carried out with a single voice and objective.
The Principles support governance structures that we believe add to, or maximize, shareholder value for the companies held in our clients’ portfolios. We conduct issuer-specific engagements with companies to discuss our principles, including sustainability-related risks and opportunities. In addition, we encourage issuers to find ways to increase the amount of direct communication board members have with shareholders. Direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns.
In conducting our engagements, we also evaluate the various factors that influence the corporate governance framework of a country, including the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights, and the independence of the judiciary. We understand that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country to country. As a result, we engage with issuers, regulators, or a combination of the two depending upon the market. We are also a member of various investor associations that seek to address broader corporate governance-related policy at the country level.

The State Street Global Advisors Asset Stewardship Team may consult with members of various investment teams to engage with companies on corporate governance issues and to address any specific concerns. This facilitates our comprehensive approach to information gathering as it relates to items that are to be voted upon at upcoming shareholder meetings. We also conduct issuer-specific engagements with companies, covering various corporate governance and sustainability- related topics outside of proxy season.
The Asset Stewardship Team employs a blend of quantitative and qualitative research, analysis and data in order to support screens that identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event-driven, focusing on issuer-specific corporate governance or sustainability concerns, or broader industry-related trends. We also consider the size of our total position in the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, we believe issuer engagement can take many forms and be triggered by numerous circumstances. The following approaches represent how we define engagement methods:
Active
We use screening tools designed to capture a mix of company-specific data, including governance and sustainability profiles, to inform our voting and engagement activity.
We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure that the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for us to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.
Reactive
Reactive engagement is initiated by issuers. We routinely discuss specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.
We have established an engagement protocol that further describes our approach to issuer engagement.
Measurement
Our stewardship activities are designed to have an impact on company-specific and market-level disclosure and oversight practices that we believe protect and promote shareholder value.
Company-specific successes:
Assessing the effectiveness of our company-specific engagement process can be challenging to measure. To limit subjectivity in measuring our success, we actively seek issuer feedback and monitor the actions taken by issuers post-engagement in order to identify tangible changes. This enables us to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over multiple years depending on the facts and circumstances involved. These engagements not only inform our voting decisions but also allow us to monitor improvement over time and to contribute to our evolving perspectives on priority areas. We also track the impact of our proxy votes by reviewing changing trends in market practices on specific corporate-governance or sustainability-related issues that we address through voting action. We report engagement and voting actions to clients on an annual basis.
Market-level successes:
We track the broader adoption of our stewardship priorities - Effective Board Oversight, Climate Risk Management, Human Capital Management, and Diversity, Equity, and Inclusion - which we consider core to creating long-term value, by assessing the number of market participants that have embraced positions consistent with our thought leadership and advocacy.
Proxy Voting Procedure
Oversight
The Asset Stewardship Team is responsible for developing and implementing State Street Global Advisors’ Global Proxy Voting and Engagement Principles, Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, regional proxy voting and engagement guidelines, and guidance published thereunder by State Street Global Advisors from time to time, available at ssga.com/about-us/asset-stewardship.html (collectively, the “Voting Policy”), the implementation of third-party proxy voting guidelines where applicable, case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The Asset Stewardship Team’s activities are overseen by our internal governance body, State Street Global Advisors’ ESG Committee (the “ESG Committee”). The ESG Committee is responsible for reviewing State Street Global Advisors’ stewardship strategy, engagement priorities, and proxy voting guidelines, and for monitoring the delivery of voting objectives.

Proxy Voting Process
In order to facilitate our proxy voting process, we retain Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. We utilize ISS to: (1) act as our proxy voting agent (providing State Street Global Advisors with vote execution and administration services), (2) assist in applying the Voting Policy, (3) provide research and analysis relating to general corporate governance issues and specific proxy items, and (4) provide proxy voting guidelines in limited circumstances.
All voting decisions and engagement activities are undertaken in accordance with our in-house Voting Policy, ensuring that the interests of our clients remain the sole consideration when discharging our stewardship responsibilities. Exceptions to this policy is the use of an independent third party to vote on State Street stock and other State Street Global Advisors affiliated entities, to mitigate a conflict of interest of voting on our parent company or affiliated entities, and other situations where we retain an independent fiduciary to make a voting decision where we believe we may be conflicted from voting (for example, due to an outside business interest). In such cases, delegated third parties exercise vote decisions based upon State Street Global Advisors’ Proxy Voting and Engagement Guidelines.
We aim to vote at all shareholder meetings where our clients have given us the authority to vote their shares and where it is feasible to do so. However, when we deem appropriate, we could refrain from voting at meetings in cases where:
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Power of attorney documentation is required.
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Voting will have a material impact on our ability to trade the security.
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Voting is not permissible due to sanctions affecting a company or individual.
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Issuer-specific special documentation is required or various market or issuer certifications are required.
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Unless a client directs otherwise, State Street Global Advisors will not vote proxies in so-called “share blocking” markets (markets where proxy voters have their securities blocked from trading during the period of the annual meeting).
Additionally, we are unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting-specific fee in excess of the typical custody service agreement.
In rare circumstances where nuances within specific resolutions fall outside of the scope of existing voting guidelines, requiring case-by-case analysis, such resolutions are escalated to the head of Asset Stewardship and reported to the ESG Committee. Additionally, in certain cases, where a material conflict of interest is identified, the matter may be referred to the ESG Committee for review.
Conflict of Interest
See our standalone Conflicts Mitigation Guidelines.
Proxy Voting and Engagement Principles
Directors and Boards
The election of directors is one of the most important fiduciary duties we perform on behalf of our clients. We believe that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, we seek to vote director elections in a way that we believe will maximize long-term value.
Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. In order to achieve this fundamental principle, the role of the board is to carry out its responsibilities in the best long-term interest of the company and its shareholders. An independent and effective board sets the strategy and provides guidance on strategic matters, oversees management, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight, and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company’s day-to-day operations. As part of our engagement process, we routinely discuss the importance of these responsibilities with the boards of issuers.
We believe the quality of a board is a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. In voting to elect nominees, we consider many factors. We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests. We also believe the right mix of skills, independence, diversity, and qualifications among directors provides boards with the knowledge and direct experience to manage risks and operating structures that are often complex and industry-specific.
Accounting and Audit Related Issues
We believe audit committees are critical and necessary as part of the board’s risk oversight role. The audit committee is responsible for setting out an internal audit function that provides robust audit and internal control systems designed to effectively manage potential and emerging risks to the company’s operations and strategy. We believe audit committees should have independent directors as members, and we will hold the members of the audit committee responsible for overseeing the management of the audit function.

We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. It is important for the audit committee to appoint external auditors who are independent from management as we expect auditors to provide assurance of a company’s financial condition.
Capital Structure, Reorganization and Mergers
The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards. When making such a decision, we believe the company should disclose a comprehensive business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.
Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.
Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In evaluating mergers and acquisitions, we consider the impact of the corporate governance provisions to shareholders. In all cases, we use our discretion in order to maximize shareholder value.
Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer to make an offer, or to reduce the likelihood of a successful offer. We do not support proposals that reduce shareholders’ rights, entrench management, or reduce the likelihood of shareholders’ right to vote on reasonable offers.
Compensation
We consider it the board’s responsibility to identify the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides our analysis of executive compensation: we believe that there should be a direct relationship between executive compensation and company performance over the long term.
Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also consider executive compensation practices when re-electing members of the remuneration committee.
We recognize that compensation policies and practices are unique from market to market; often there are significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.
Environmental and Social Issues
As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social issues. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material environmental or social topic would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.
For more information on our approach to environmental and social topics, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.
General/Routine
Although we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight and input into management decisions that may affect a company’s value. We support proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.
Fixed Income Stewardship
The two elements of our fixed income stewardship program are:
Proxy Voting:
While matters that arise for a vote at bondholder meetings vary by jurisdiction, examples of common proxy voting resolutions at bondholder meetings include:
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Approving amendments to debt covenants and/or terms of issuance

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Authorizing procedural matters, such as filing of required documents/other formalities
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Approving debt restructuring plans
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Abstaining from challenging the bankruptcy trustees
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Authorizing repurchase of issued debt security
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Approving the placement of unissued debt securities under the control of directors
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Approving spin-off/absorption proposals
Given the nature of the items that arise for vote at bondholder meetings, we take a case- by-case approach to voting bondholder resolutions. Where necessary, we will engage with issuers on voting matters prior to arriving at voting decisions. All voting decisions will be made in the best interest of our clients.
Issuer Engagement:
We recognize that debt holders have limited leverage with companies on a day-to-day basis. Our guidelines for engagement with fixed income issuers broadly follow the engagement guidelines for our equity holdings, as described above.
Securities on Loan
As a responsible investor and fiduciary, we recognize the importance of balancing the benefits of voting shares and the incremental lending revenue for the pooled funds that participate in State Street Global Advisors’ securities lending program (the “Funds”). Our objective is to recall securities on loan and restrict future lending until after the record date for the respective vote in instances where we believe that a particular vote could have a material impact on the Funds’ long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.
Accordingly, we have set systematic recall and lending restriction criteria for shareholder meetings involving situations with the highest potential financial implications (such as proxy contests and strategic transactions including mergers and acquisitions, going dark transactions, change of corporate form, bankruptcy and liquidation).
Generally, these criteria for recall and restriction for lending only apply to certain large cap indices in developed markets.
State Street Global Advisors monitors the forgone lending revenue associated with each recall to determine if the impact on the Funds’ long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.
Although our objective is to systematically recall securities based on the aforementioned criteria, we must receive notice of the vote in sufficient time to recall the shares on or before the record date. In cases in which we do not receive timely notice, we may be unable to recall the shares on or before the record date.
Reporting
We provide transparency for our stewardship activities through our regular client reports and relevant information reported online. We publish an annual stewardship report that provides details of our stewardship approach, engagement and voting policies, and activities during the year. The annual report is complemented by quarterly stewardship activity reports as well as the regular publication of thought leadership on governance and sustainability on our website. Our voting record information is available on Vote View, an interactive platform that provides relevant company details, proposal types, resolution descriptions, and records of our votes cast.
State Street Global Advisors’ Global Issuer and Stakeholder Engagement Guidelines
State Street Global Advisors has developed engagement guidelines to increase transparency around our engagement philosophy, approach, and processes. These guidelines are designed to communicate with our investee companies regarding the objectives of our engagement activities and to facilitate a better understanding of our preferred terms of engagement. The guidelines also outline our approach to engaging with activist investors and shareholder proposal proponents.
State Street Global Advisors’ engagement activities are driven exclusively by our goal to maximize and protect the long-term value of our clients’ assets.
State Street Global Advisors’ Methodology for Developing its Annual Engagement Strategy
While we would like to maintain a dialogue with all of our portfolio companies, we recognize the need to focus our engagement efforts where we believe we will have maximum impact. Each year, as part of its strategic review process, the Asset Stewardship Team develops an annual engagement strategy, and it accordingly identifies a priority list of companies that we intend to engage with during the year. We focus on priorities that we consider important to be considered by the portfolio companies in which we invest our clients’ assets.
The intensity and type of engagement with a company is determined by State Street Global Advisors’ relative and absolute holdings in that company. In addition, we factor in geographic diversity in our engagement efforts to reflect the level of economic exposure to various markets. Finally, we also consider the engagement culture in a market or geographic region when developing our engagement priority list and approach.

State Street Global Advisors meets with companies through in-person and virtual meetings. We prefer virtual meetings as we believe this is cost effective for our clients and investee companies. This also helps us minimize our global carbon footprint.
Helpful Information to Include in Engagement Request Emails to State Street Global Advisors
To help expedite the review of engagement requests, please include the following information in engagement request emails to State Street Global Advisors:
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Company name and identifier (i.e. ticker)
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Topics the issuer is interested in discussing
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Upcoming meeting date, if applicable
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Issuer attendees and their titles
All requests for engagement should be sent to the Asset Stewardship Team at GovernanceTeam@ssga.com.
Guidelines for Engaging with Investee Companies
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During the ‘proxy season,’ we prioritize conversations related to companies’ shareholder meetings. In the ‘off-season,’ we discuss our focus areas and stewardship priorities with companies for whom these topics are most material.
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We believe that as a long-term shareholder with substantial holdings, it is important to establish a relationship and have a direct communication channel with independent directors in our investee companies. Therefore, as part of our engagement process, we prefer to meet with the non-executive chairperson/lead independent director and/or representative of key board committees. Such meetings help us assess the quality and effectiveness of the board, the extent of the oversight of management, and the board’s perspectives on key issues, such as strategy, risk, capital allocation, and compensation. It also allows us to escalate matters to the board’s attention if management has been unresponsive to suggestions discussed during prior engagements.
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After our initial meeting with members of the board, the frequency of desired follow-up meetings is determined by the nature of the issues discussed. We will outline expectations and timelines for subsequent meetings during the discussion. We follow similar guidelines for meeting requests with C-suite management representatives at companies.
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Typically, we allow additional capacity for reactive engagement in Q2 for markets such as the US, UK, EU, and Japan (Q4 for Australian companies) where the majority of the companies have general meetings between the months of April and June.
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We reserve the Q1, Q3, and Q4 time periods to conduct the majority of our active engagements with some room for reactive engagement with companies that have experienced a significant event or are seeking approval for a corporate transaction, board transition, or other material concern.
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Instances in which we are likely to accept engagement requests include instances when:
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We have concerns about a ballot item; and
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We believe that engagement will better inform our voting decision; and/or
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We want to discuss material risks with a company.
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Instances in which we are likely to decline engagement requests include instances when:
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We do not have any immediate concerns about a ballot item;
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We believe we have adequate information to make an informed voting decision on a ballot item;
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Our position on a ballot item is addressed in our public policy statement;
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We have actively engaged with the company on matters pertaining to the ballot proposal outside the ‘proxy season’;
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We believe that the matter is best discussed outside the vote solicitation period.
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If we have provided feedback during the vote solicitation period, we believe that any follow-up discussion with the company should focus on the board or company’s response to our feedback.
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We track all feedback provided to investee companies and routinely conduct follow-up engagements to assess the progress made by a company toward the incorporation of our feedback.
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We welcome written submission of changes made by the board to the company’s governance or remuneration policies and practices.
Guidelines for Engaging with Other Investors Soliciting State Street Global Advisors’ Votes in Connection with Vote-No Campaigns or Shareholder Proposals
We believe it is good practice for us to speak to other investors that are running proxy contests, putting forth vote-no campaigns, or proposing shareholder proposals at investee companies. However, we generally limit such discussions with investors to one engagement unless we believe that it is necessary for us to have a follow-up call. We welcome the opportunity to review materials sent in advance of the proposed discussion. To the extent possible, we review all materials made publicly available by the investor or the company on a contested ballot item before making a voting decision. Our primary purpose of engaging with investors is:
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To gain a better understanding of their position or concerns at investee companies.
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In proxy contest situations:
To assess possible director candidates where investors are seeking board representation in proxy contest situations
To understand the investor’s proposed strategy for the company and investment time horizon to assess their alignment with State Street Global Advisors’ views and interests as a long- term shareholder.
All requests for engagement should be sent to GovernanceTeam@ssga.com.
Investor Engagement Protocol
State Street Global Advisors encourages boards of directors to develop an investor engagement protocol or plan that establishes policies and mechanisms through which independent directors communicate with and receive feedback from institutional investors. The protocol would help foster strong relationships between a company’s directors and its investors, while promoting transparency, responsibility, and accountability of the board.
The protocol should identify key independent directors (such as a non-executive chairman, lead independent director, or a representative of a key board committee), who would be mandated to engage with shareholders on a range of topics that are of interest to State Street Global Advisors and/or other institutional investors. A robust engagement protocol would also develop a crisis communication plan for the board when institutional investors and the market-at- large need to communicate with independent directors, in a timely manner, about their oversight and response to a developing concern facing the company.
Requesting R-Factor™ Scores
Companies interested in receiving their R-Factor™ scores should submit an email request to myrfactorscore@ssga.com including the following information:
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Company’s legal name
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Ticker
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ISIN
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Company’s headquarter location
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Contact name
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Contact’s Title at Company
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Contact email address (must be an official company email address)
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Contact phone#
Please note that R-Factor™ scores will be provided only to employees affiliated with a company’s Investor Relations, Chief Financial Officer, ESG/Sustainability Leadership or General Secretary’s organizations. Please include attestation in your email stating that you are affiliated with one of these functions.
About State Street Global Advisors
For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.
* Pensions & Investments Research Center, as of 12/31/21.
† This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.
Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors
March 2023
Overview
Our primary fiduciary obligation to our clients is to maximize the long-term returns of their investments. It is our view that material sustainability considerations, including environmental and social (E&S) issues, can present risks and/or opportunities that impact long-term value creation. This philosophy provides the foundation for our value-based approach to Asset Stewardship.
We regularly identify stewardship priorities that we believe are important for our portfolio companies to consider.

Our Approach to Assessing Materiality and Relevance of E&S Factors
While we believe that E&S factors can expose companies to material risks as well as drive long-term value creation, the materiality of specific E&S factors varies across industries, markets, and specific companies. We leverage several inputs to inform our views on the materiality of an E&S issue at a given company, including:
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Established frameworks, including The Sustainability Accounting Standards Board’s (SASB) Standards, the Task Force on Climate-related Financial Disclosures (TCFD) Framework, etc.;
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Academic research and other expert insights
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Disclosure expectations required by regulation
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Market expectations for the sector and industry
We expect companies to disclose information regarding their approach to identifying and managing material E&S-related risks and opportunities, as well as the board’s oversight of these risks and opportunities.
Our Approach to E&S Factors Through Engagements
The Asset Stewardship team regularly identifies thematic stewardship priorities that will be addressed across different engagement meetings. We focus on priorities that we consider important to be considered by the portfolio companies in which we invest our clients’ assets. These engagements help us to establish disclosure expectations and to more fully understand the nuanced challenges that companies seek to address related to E&S factors. Establishing robust disclosure expectations allows us to monitor companies’ progress toward alignment with our relevant disclosure expectations, and contributing to our perspectives on our stewardship priority areas.
Through engagement, we address a broad range of factors that align with our stewardship priorities and seek to foster constructive, long-term relationships with issuers. We view engagements as part of an ongoing dialogue, versus a series of one-off conversations. During conversations with issuers, we share expectations and perspectives on key dimensions of E&S factors, and seek to understand how companies and their boards manage and oversee related risks and opportunities.
The Use of R-Factor in Engagements
R-Factor™ is a scoring system created by State Street Global Advisors that measures the performance of a company’s business operations and governance as it relates to material ESG factors facing the company’s industry. State Street Global Advisors may engage with a company regarding its R-Factor™ score at the request of the company.
Analyzing E&S Proposals
When analyzing shareholder proposals related to E&S factors, we consider the following factors:
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The materiality of the E&S factors in the proposal to the company’s business and sector (see “Our Approach to Assessing Materiality and Relevance of E&S Factors” above);
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The content and intent of the proposal including whether the adoption of such a proposal would provide information to allow investors to better understand risk and opportunities in the context of the company’s disclosure and practices;
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The strength of board oversight of the company’s relevant sustainability practices, as well as responsiveness to engagement;
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Binding nature or prescriptiveness of proposal
For proposal topics for which we have developed guidance, we leverage the specific guidance, found in the Appendix, as a benchmark to analyze a company’s disclosures relative to our expectations for the relevant E&S factor.
For proposal topics for which we have not published guidance, we evaluate the company’s determination of materiality of the proposal to the company’s business and operations and the company’s related disclosures.
Voting on E&S Proposals
Below is the approach we follow when voting on E&S shareholder proposals:
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FOR We will consider voting for shareholder proposals that we believe will lead to l increased alignment with our expectations set out in the attached Appendix;
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ABSTAIN We will consider voting abstain when we support some elements of a proposal’s request, or recognize a company’s commitment to implement related disclosure and/or oversight practices;
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AGAINST We will vote against shareholder proposals that we believe are immaterial, overly prescriptive, or would not further our disclosure and oversight expectations, including those set out in the Appendix.

APPENDIX
Guidance on Common Environmental and Social Proposal Topics
The following provides an overview of State Street Global Advisors’ public guidance related to common environmental and social shareholder proposal topics. We leverage this to inform our analysis of relevant shareholder proposals as it applies to companies in our portfolios.
Climate Change
We expect all companies to provide public disclosures in accordance with the following four pillars of the Taskforce for Climate-related Financial Disclosures (TCFD) framework:
Governance;
Strategy;
Risk Management; and
Metrics and Targets.
Additionally, we expect companies in carbon-intensive sectors to disclose:
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Interim greenhouse gas emissions reduction targets to accompany long-term climate ambitions
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Discussion of impacts of scenario-planning on strategy and financial planning
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Incorporation of climate considerations in capital allocation decisions
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Scope 1, 2, and material categories of Scope 3 greenhouse gas emissions
For additional context on our expectations for relevant disclosures, please review our related guidance.
Diversity, Equity, and Inclusion
We expect all companies to provide public disclosure in the following key areas:
Board Oversight – Describe how the board executes its oversight role in risks and opportunities related to diversity and inclusion;
Strategy – Articulate the role diversity (of race, ethnicity, and gender, at minimum) plays in the company’s broader human capital management practices and long-term strategy;
Goals – Describe what diversity, equity, and inclusion-related goals exist, how these goals contribute to the company’s overall strategy, and how they are managed and progressing;
Metrics – Provide measures of the diversity of the company’s global employee base and board, including:
Workforce – Employee diversity by race, ethnicity, and gender (at minimum). We expect to see this information to be broken down by industry-relevant employment categories or levels of seniority, for all full-time employees. In the US, companies are expected to at least use the disclosure framework set forth by the United States Equal Employment Opportunity Commission’s EEO-1 Survey. Non-US companies are encouraged to disclose this information in alignment with SASB guidance and nationally appropriate frameworks; and,
Board – Diversity characteristics, including racial, ethnic, and gender makeup (at minimum) of the board of directors; and
Board Diversity – Articulate goals and strategy related to diverse representation at the board (including race, ethnicity, and gender, at minimum), including how the board reflects the diversity of the company’s workforce, community, customers, and other key stakeholders.
For additional context on our expectations for relevant disclosures, please review our related guidance.
Civil Rights Risks
We expect all companies in the US to provide public disclosure on:
Risks related to civil rights, including impact of products, practices, and services on underrepresented communities inside and outside the organization;
Plans to manage and mitigate these risks; and
Processes at the board for overseeing such risks (e.g., committee responsible, frequency of discussions, etc.).
For additional context on our expectations for relevant disclosures, please review our related guidance.
Pay Equity
We expect all companies in the US and the UK to provide public disclosure on:

Adjusted pay gaps related to race and gender within the company (Disclosure of the unadjusted pay gap is also encouraged, but not expected outside of the UK market at this time);
Strategy to achieve and maintain pay equity; and
Role of the board in overseeing pay strategies as well as Diversity, Equity and Inclusion efforts.
For additional context on our expectations for relevant disclosures, please review our related guidance.
Human Rights
We expect all companies to disclose which processes exist for identifying risks related to human rights. If any material human rights risks are identified, we expect further public disclosure describing:
Human rights-related risks the company considers most material;
Plans to manage and mitigate these risks;
Board oversight of these risks; and
Assessment of the effectiveness of the human rights risk management program.
For additional context on our expectations for relevant disclosures, please review our related guidance.
Human Capital Management
We expect all companies to provide public disclosure on:
Board oversight – Methods outlining how the board oversees human capital-related risks and opportunities;
Strategy – Approaches to human capital management and how these advance the long-term business strategy;
Compensation – Strategies throughout the organization that aim to attract and retain employees, and incentivize contribution to an effective human capital strategy;
Voice – Channels to ensure the concerns and ideas from workers are solicited and acted upon, and how the workforce is engaged and empowered in the organization; and
Diversity, equity, and inclusion – Efforts to advance diversity, equity, and inclusion (see our complementary Guidance on Diversity Disclosures & Practices for additional context).
For additional context on our expectations for relevant disclosures, please review our related guidance.
Environmental Impacts
If material risks related to adverse environmental impacts on communities from company operations have been identified, we expect companies to disclose information related to:
Adverse environmental impacts on communities the company considers most material, including relevant demographic data where applicable;
Management of material risks from company operations, including the role of stakeholders; and
Board oversight of such risks.
Deforestation-Intensive Companies
We expect companies that have determined deforestation is a material risk to their business and operations to disclose:
Strategy to assess and manage deforestation-related risks and opportunities for high-risk commodities in the company’s operations and/or business value chain (e.g., supply chain monitoring and engagement, greenhouse gas emissions linked to deforestation, product certifications, stakeholder engagement);
Quantitative and/or qualitative metrics and time-bound targets used to assess and manage risks and opportunities related to high deforestation-risk commodities in the company’s operations and/or business value chain; and
Board oversight and accountability for deforestation and/or land use-related risks.
For additional context on our expectations for relevant disclosures and leading practices, please review our related insights gained from engaging with our portfolio companies in deforestation-intensive sectors.
Concealment Clauses
We expect all companies that use concealment clauses to provide public disclosure on:
Description of concealment clauses used (e.g. arbitration, non -disclosure, non-disparagement) in employment and post-employment agreements for direct and contract employees globally;

Carveouts enabling employees to speak publicly about experiences of sexual harassment, discrimination, and other unlawful acts; and
Board’s role in overseeing the use of concealment clauses.
Proxy Voting and Engagement Guidelines Australia and New Zealand
March 2023
State Street Global Advisors’ Proxy Voting and Engagement Guidelines1 for Australia and New Zealand outline our approach to voting and engaging with companies listed on stock exchanges in Australia and New Zealand. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors’ Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.
I These Proxy Voting and Engagement Guidelines (the “Guidelines”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.
State Street Global Advisors’ Proxy Voting and Engagement Guidelines for Australia and New Zealand address our market-specific approaches to topics including directors and boards, accounting and audit-related issues, capital structure, reorganization and mergers, remuneration, and other governance-related issues.
When voting and engaging with companies in global markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets as well as country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.
In our analysis and research into corporate governance issues in Australia and New Zealand, we expect all companies at a minimum to comply with the ASX Corporate Governance Principles or the NZX Corporate Governance Code, based on their locations. Consistent with the ‘comply or explain’ expectations established by the Principles and the Code, we encourage companies to proactively disclose their level of compliance with the Principles or the Code. In instances of non-compliance, and when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.
State Street Global Advisors’ Proxy Voting and Engagement Philosophy
In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise in order to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and issues in a manner consistent with maximizing shareholder value.
The team works alongside members of State Street Global Advisors’ Active Fundamental and Asia-Pacific (“APAC”) investment teams, collaborating on issuer engagements and providing input on company-specific fundamentals.
Directors and Boards
Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing effective risk oversight, including of risks related to sustainability issues. Further, we believe good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.
State Street Global Advisors believes that a well-constituted board of directors with a good balance of skills, expertise, and independence provides the foundations for a well-governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-)election of directors on a case-by-case basis after considering various factors including board quality, general market practice, and availability of information on director skills and expertise.
In our analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues, such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint.
We may also consider board performance and directors who appear to be remiss in the performance of their oversight responsibilities when analyzing their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).
Board Independence

In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. We believe a sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.
We expect boards of ASX 300 and New Zealand listed companies to be comprised of at least a majority of independent directors. At all other Australian listed companies, we expect boards to be comprised of at least one-third independent directors.
Our broad criteria for director independence in Australia and New Zealand include factors such as:
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Participation in related-party transactions and other business relations with the company
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Employment history with company
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Relations with controlling shareholders
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Family ties with any of the company’s advisers, directors, or senior employees
Separation Chair/CEO
While we are generally supportive of having the roles of chairman and CEO separated in the Australian and New Zealand markets, we assess the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as company-specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, we will monitor for circumstances in which a combined chairman/CEO is appointed or where a former CEO becomes chairman.
Director Time Commitments
When voting on the election or re-election of a director, we also consider the number of outside board directorships that a non-executive and an executive may undertake. Thus, State Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:
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Named Executive Officers (NEOs) of a public company who sit on more than two public company boards
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Non-executive board chairs or lead independent directors who sit on more than three public company boards
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Director nominees who sit on more than four public company boards
For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:
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A numerical limit on public company board seats a director can serve on
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This limit cannot exceed our policy by more than one seat
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Consideration of public company board leadership positions (e.g., Committee Chair)
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Affirmation that all directors are currently compliant with the company policy
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Description of an annual policy review process undertaken by the nominating committee to evaluate outside director time commitments
If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating the director for excessive time commitments.
Service on a mutual fund board, the board of a UK investment trust or a Special Purpose Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by nominating committees when evaluating director time commitments.
Director Attendance at Board Meetings
We also consider attendance at board meetings and may withhold votes from directors who attend less than 75 percent of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships, significant shareholdings, and tenure. We support the annual election of directors and encourage Australian and New Zealand companies to adopt this practice.
Board Committees
We believe companies should have committees for audit, remuneration, and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence, and their effectiveness and resource levels. ASX Corporate Governance Principles requires listed companies to have an audit committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. It also requires that the committee be chaired by an independent director who is not the chair of the board. We hold Australian and New Zealand companies to our global standards for developed financial markets by requiring that all members of the audit committee be independent directors.
The nomination committee is responsible for evaluating and reviewing the balance of skills, knowledge, and experience of the board. It also ensures that adequate succession plans are in place for directors and the CEO. We may vote against the re-election of members of the nomination committee if the board has failed to address concerns over board structure or succession.
Board Gender Diversity
We expect boards of all listed companies to have at least one female board member and the boards of ASX 300 companies to be composed of at least 30 percent women directors. If a company does not meet the applicable expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet the applicable expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.
We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for either reaching the 30-percent threshold (ASX 300) or for adding a woman director (non-ASX 300).
Board Responsiveness to High Dissent against Pay
Proposals
Executive pay is another important aspect of corporate governance. We believe that executive pay should be determined by the board of directors. We expect companies to have in place remuneration committees to provide independent oversight over executive pay. ASX Corporate Governance Principles require listed companies to have a remuneration committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. Similarly, the NZX Corporate Governance Code recommends that at least a majority of remuneration committee members be independent.
Since Australia has a non-binding vote on pay with a two-strike rule requiring a board spill vote in the event of a second strike, we believe that the vote provides investors a mechanism to address concerns they may have on the quality of oversight provided by the board on remuneration issues. Accordingly, our voting guidelines accommodate local market practice.
We believe poorly structured executive compensation plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company’s compensation proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we may vote against the Chair of the remuneration committee.
Climate-related Disclosure
State Street Global Advisors finds that the recommendations of the Taskforce on Climate-related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.
As such, we may take voting action against companies in the ASX 200 that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate related risks and opportunities, in accordance with the TCFD framework.
Indemnification and Limitations on Liability
Generally, State Street Global Advisors supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
Shareholder Rights
Virtual/Hybrid Shareholder Meetings
As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.
Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:
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Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders
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Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders
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Provide a written record of all questions posed during the meeting, and

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Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices
If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.
Accounting and Audit-Related Issues
Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have independent non-executive directors designated as members.
Appointment of External Auditors
State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or to re-appoint at the annual meeting. When appointing external auditors and approving audit fees, we will take into consideration the level of detail in company disclosures. We will generally not support resolutions if adequate breakdown is not provided and if non-audit fees are more than 50 percent of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, we may consider auditor tenure when evaluating the audit process.
Approval of Financial Statements
We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.
Capital Structure, Reorganization, and Mergers
Share Issuances
The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor the returns and to ensure capital is deployed efficiently. State Street Global Advisors supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.
Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares without pre-emption rights, we may vote against if such authorities are greater than 20 percent of the issued share capital. We may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100 percent of the issued share capital when the proceeds are not intended for specific purpose.
Share Repurchase Programs
We generally support proposals to repurchase shares, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.
Dividends
We generally support dividend payouts that constitute 30 percent or more of net income. We may vote against a dividend payout if the dividend payout ratio has been consistently below 30 percent without adequate explanation. We may also vote against if the payout is excessive given the company’s financial position. Particular attention will be warranted when the payment may damage the company’s long-term financial health.
Mergers and Acquisitions
Mergers or reorganization of the company structure often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation. Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported. We will generally support transactions that maximize shareholder value. Some of the considerations include:
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Offer premium
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Strategic rationale
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Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest
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Offers made at a premium and where there are no other higher bidders
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Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:
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Offers with potentially damaging consequences for minority shareholders because of illiquid stock
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Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders
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The current market price of the security exceeds the bid price at the time of voting
Anti-Takeover Measures
We oppose anti-takeover defenses, such as authorities for the board to issue warrants convertible into shares to existing shareholders during a hostile takeover.
Remuneration
Executive Pay
There is a simple underlying philosophy that guides State Street Global Advisors’ analysis of executive pay; there should be a direct relationship between remuneration and company performance over the long term. Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider various factors, such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. We may oppose remuneration reports in which there seems to be a misalignment between pay and shareholders’ interests and where incentive policies and schemes have a re-test option or feature. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach.
Equity Incentive Plans
We may not support proposals on equity-based incentive plans where insufficient information is provided on matters, such as grant limits, performance metrics, performance, and vesting periods and overall dilution. Generally, we do not support options under such plans being issued at a discount to market price nor plans that allow for re-testing of performance metrics.
Non-Executive Director Pay
Authorities that seek shareholder approval for non-executive directors’ fees generally are not controversial. We generally support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether the fees are excessive relative to fees paid by other comparable companies. We will evaluate any non-cash or performance-related pay to non-executive directors on a company-by-company basis.
Risk Management and Oversight
State Street Global Advisors believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion over the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the political and economic landscape or as companies diversify or expand their operations into new areas.
As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.
Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.
Environmental and Social Issues
As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.
For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at www.ssga.com/about-us/asset-stewardship.html.

Proxy Voting and Engagement Guidelines Continental Europe
March 2023
State Street Global Advisors’ Proxy Voting and Engagement Guidelines1 for Continental Europe outline our approach to voting and engaging with companies listed on stock exchanges in European markets, excluding the United Kingdom and Ireland. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors’ Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.
I These Proxy Voting and Engagement Guidelines (the “Guidelines”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.
State Street Global Advisors’ Proxy Voting and Engagement Guidelines for Continental Europe address our market-specific approaches to topics including directors and boards, accounting and audit-related issues, capital structure, reorganization and mergers, remuneration, and other governance-related issues.
When voting and engaging with companies in European markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.
In our analysis and research into corporate governance issues at European companies, we expect all companies at a minimum to comply with guidance issued by the European Commission and country-specific governance codes. Consistent with the “comply-or-explain” expectations commonly established by guidance and codes, we encourage companies to proactively disclose their level of compliance with applicable provisions and requirements. In cases of non-compliance, and when companies cannot explain the nuances of their governance structures effectively, either publicly or through engagement, we may vote against the independent board leader.
State Street Global Advisors’ Proxy Voting and Engagement Philosophy
In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise in order to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and issues in a manner consistent with maximizing shareholder value.
The team works alongside members of State Street Global Advisors’ Active Fundamental and Europe, Middle East and Africa (“EMEA”) investment teams, collaborating on issuer engagements and providing input on company-specific fundamentals.
Directors and Boards
Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing effective risk oversight, including of risks related to sustainability issues. Further, we believe good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.
We believe that a well-constituted board of directors with a balance of skills, expertise and independence, provides the foundations for a well-governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-)election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise.
In our analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint.
We may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities (e.g. fraud, criminal wrongdoing and/or breach of fiduciary responsibilities).
Board Independence

In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. We believe a sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.
Our broad criteria for director independence in European companies include factors such as:
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Participation in related–party transactions and other business relations with the company
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Employment history with the company
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Relations with controlling shareholders
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Family ties with any of the company’s advisers, directors or senior employees
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Serving as an employee or government representative
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Overall average board tenure and individual director tenure at issuers with classified and de-classified boards, respectively, and
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Company classification of a director as non-independent
While overall board independence requirements and board structures differ from market to market, we consider voting against directors we deem non-independent if overall board independence is below 33 percent or if overall independence level is below 50 percent after excluding employee representatives and/or directors elected in accordance with local laws who are not elected by shareholders. We may withhold support for a proposal to discharge the board if a company does not meet adequate governance standards or board level independence.
Separation Chair/CEO
We also assess the division of responsibilities between chair and CEO on a case-by-case basis, giving consideration to factors such as overall level of independence on the board and general corporate governance standards in the company. However, we may take voting action against the chair or members of the nominating committee at the STOXX Europe 600 companies that have combined the roles of chair and CEO and have not appointed an independent deputy chair or a lead independent director.
Director Time Commitments
When voting on the election or re-election of a director, we also consider the number of outside board directorships a non-executive and an executive may undertake. Thus, State Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:
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Named Executive Officers (NEOs) of a public company who sit on more than two public company boards
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Non-executive board chairs or lead independent directors who sit on more than three public company boards
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Director nominees who sit on more than four public company boards
For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:
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A numerical limit on public company board seats a director can serve on
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This limit cannot exceed our policy by more than one seat
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Consideration of public company board leadership positions (e.g., Committee Chair)
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Affirmation that all directors are currently compliant with the company policy
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Description of an annual policy review process undertaken by the nominating committee to evaluate outside director time commitments
If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating the director for excessive time commitments.
Service on a mutual fund board, the board of a UK investment trust or a Special Purpose Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by nominating committees when evaluating director time commitments.
Director Attendance at Board Meetings
We also consider attendance at board meetings and may withhold votes from directors who attend less than 75 percent of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships and significant shareholdings. Moreover, we may vote against the election of a director whose biographical disclosures are insufficient to assess his or her role on the board and/or independence.

Board Gender Diversity
We expect boards of all listed companies to have at least one female board member and the boards of STOXX 600 companies to be composed of at least 30 percent women directors. If a company does not meet the applicable expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet the applicable expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.
We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for either reaching the 30-percent threshold (STOXX 600) or for adding a woman director (non-STOXX 600).
Length of Board Terms
Although we generally are in favour of the annual election of directors, we recognise that director terms vary considerably in different European markets. We may vote against article/bylaw changes that seek to extend director terms. In addition, we may vote against directors in certain markets if their terms extend beyond four years.
Board Committees
We believe companies should have relevant board level committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence, and assessing effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. We expect companies to have remuneration committees to provide independent oversight of executive pay. We may vote against nominees who are executive members of audit or remuneration committees.
In certain European markets, it is not uncommon for the election of directors to be presented in a single slate. In these cases, where executives serve on the audit or the remuneration committees, we may vote against the entire slate.
Board Responsiveness to High Dissent Against Pay Proposals
Poorly-structured executive remuneration plans pose increasing reputational risk to companies. Ongoing high levels of dissent against a company’s remuneration proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a remuneration-related proposal is warranted in the third consecutive year, we may vote against the Chair of the remuneration committee.
Climate-related Disclosure
State Street Global Advisors finds that the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.
As such, we may take voting action against companies in the STOXX 600 that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate-related risks and opportunities, in accordance with the TCFD framework.
Indemnification and Limitations on Liability
Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law if a director has not acted in bad faith, with gross negligence, or with reckless disregard of the duties involved in the conduct of his or her office.
Shareholder Rights
Virtual/Hybrid Shareholder Meetings
As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.
Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:
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Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders
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Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders
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Provide a written record of all questions posed during the meeting, and
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Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices
If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.

Accounting and Audit-Related Issues
Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting up an internal audit function lies with the audit committee, which should have as members independent non-executive directors.
Appointment of External Auditors
We believe that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appoint them at the annual meeting. When appointing external auditors and approving audit fees, we consider the level of detail in company disclosures; we will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50 percent of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. We may consider auditor tenure when evaluating the audit process in certain circumstances.
Limit Legal Liability of External Auditors
We generally oppose limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.
Approval of Financial Statements
We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.
Capital Structure, Reorganization, and Mergers In some European markets, differential voting rights continue to exist. State Street Global Advisors supports the one-share, one-vote policy and favors a share structure where all shares have equal voting rights. We believe pre-emption rights should be introduced for shareholders in order to provide adequate protection from excessive dilution from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.
Unequal Voting Rights
We generally oppose proposals authorizing the creation of new classes of common stock with superior voting rights. We will generally oppose the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights. In addition, we will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders. We support proposals to abolish voting caps and capitalization changes that eliminate other classes of stock and/or unequal voting rights.
Increase in Authorized Capital
The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor returns and to ensure capital is deployed efficiently. We support capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.
Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares whilst disapplying pre-emption rights, we may vote against if such authorities are greater than 20 percent of the issued share capital. We may also vote against resolutions that seek authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we oppose capital issuance proposals greater than 100 percent of the issued share capital when the proceeds are not intended for a specific purpose.
Share Repurchase Programs
We typically support proposals to repurchase shares; however, there are exceptions in some cases. We do not support repurchases if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, the range of premium/discount to market price at which the company can repurchase shares, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.
Dividends
We generally support dividend payouts that constitute 30 percent or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company’s financial position. Particular attention will be paid to cases in which the payment may damage the company’s long-term financial health.
Related-Party Transactions
Some companies in European markets have a controlled ownership structure and complex cross-shareholdings between subsidiaries and parent companies (“related companies”). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders, such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, we expect companies to provide details of the transaction, such as the nature, the value and the purpose of such a transaction. We also encourage independent directors to ratify such transactions. Further, we encourage companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.
Mergers and Acquisitions
Mergers or restructurings often involve proposals relating to reincorporation, restructurings, mergers, liquidation and other major changes to the corporation. Proposals will be supported if they are in the best interest of the shareholders, which is demonstrated by enhancing share value or improving the effectiveness of the company’s operations. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported.
We will generally support transactions that maximize shareholder value. Some of the considerations include:
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Offer premium
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Strategic rationale
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Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest
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Offers made at a premium and where there are no other higher bidders
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Offers in which the secondary market price is substantially lower than the net asset value
We may vote against a transaction considering the following:
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Offers with potentially damaging consequences for minority shareholders because of illiquid stock
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Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders
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The current market price of the security exceeds the bid price at the time of voting
Anti–Takeover Measures
European markets have diverse regulations concerning the use of share issuances as takeover defenses, with legal restrictions lacking in some markets. We support the one-share, one-vote policy. For example, dual-class capital structures entrench certain shareholders and management, insulating them from possible takeovers. We oppose unlimited share issuance authorizations because they can be used as anti-takeover devices. They have the potential for substantial voting and earnings dilution. We also monitor the duration of time for authorities to issue shares, as well as whether there are restrictions and caps on multiple issuance authorities during the specified time periods. We oppose antitakeover defenses, such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.
Remuneration
Executive Pay
Despite the differences among the various types of plans and awards, there is a simple underlying philosophy that guides our analysis of executive pay: there should be a direct relationship between remuneration and company performance over the long term.
Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach.
Equity Incentives Plans
We may not support proposals regarding equity-based incentive plans where insufficient information is provided on matters, including grant limits, performance metrics, performance and vesting periods, and overall dilution. Generally, we do not support options under such plans being issued at a discount to market price or plans that allow for retesting of performance metrics.
Non–Executive Director Pay
In European markets, proposals seeking shareholder approval for non-executive directors’ fees are generally not controversial. We typically support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether the fees are excessive relative to fees paid by comparable companies. We will evaluate any non-cash or performance-related pay to non-executive directors on a company-by-company basis.

Risk Management
We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the political and economic landscape or as companies diversify or expand their operations into new areas.
As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.
Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.
Environmental and Social Issues
As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.
For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at www.ssga.com/about-us/asset-stewardship.html.
Proxy Voting and Engagement Guidelines Japan
March 2023
State Street Global Advisors’ Proxy Voting and Engagement Guidelines1 for Japan outline our approach to voting and engaging with companies listed on stock exchanges in Japan. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors’ Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.
1 These Proxy Voting and Engagement Guidelines (the “Guidelines”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.
State Street Global Advisors’ Proxy Voting and Engagement Guidelines for Japan address our market-specific approaches to topics including directors and boards, accounting and audit-related issues, capital structure, remuneration and mergers, compensation, and other governance-related issues. When voting and engaging with companies in global markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect all companies to observe the relevant laws and regulations of their respective markets, as well as any country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.
With companies in Japan, State Street Global Advisors takes into consideration the unique aspects of Japanese corporate governance structures. We recognize that under Japanese corporate law, companies may choose between three structures of corporate governance: the statutory auditor system, the committee structure and the hybrid structure.
Most Japanese boards predominantly consist of executives and non-independent outsiders affiliated through commercial relationships or cross-shareholdings. Nonetheless, when evaluating companies, State Street Global Advisors expects the boards of Japanese companies to address conflicts of interest and risk management, and to demonstrate an effective process for monitoring management.
Regardless of the corporate governance structure a company adopts, we expect all companies at a minimum to comply with Japan’s Corporate Governance Code (the “Code”). Consistent with the ‘comply or explain’ expectations established by the Code, we encourage companies to proactively disclose their level of compliance with the Code. In instances of non-compliance, and when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the board leader.
State Street Global Advisors’ Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and issues in a manner consistent with maximizing shareholder value.
The team works alongside members of State Street Global Advisors’ Active Fundamental and Asia-Pacific (“APAC”) Investment Teams, collaborating on issuer engagements and providing input on company-specific fundamentals.
Directors and Boards
Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing effective risk oversight, including of risks related to sustainability issues. Further, we believe good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.
State Street Global Advisors believes that a well-constituted board of directors with a balance of skills, expertise and independence provides the foundation for a well-governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise.
Japanese companies have the option of having a traditional board of directors with statutory auditors, a board with a committee structure, or a hybrid board with a board level audit committee. We will generally support companies that seek shareholder approval to adopt a committee or hybrid board structure.
Most Japanese issuers prefer the traditional statutory auditor structure. Statutory auditors act in a quasi-compliance role, as they are not involved in strategic decision-making, nor are they part of the formal management decision process. Statutory auditors attend board meetings, but do not have voting rights at the board; however, they have the right to seek an injunction and conduct broad investigations of unlawful behavior in the company’s operations.
State Street Global Advisors will support the election of statutory auditors unless the outside statutory auditor nominee is regarded as non-independent based on our criteria, the outside statutory auditor has attended less than 75 percent of meetings of the board of directors or the board of statutory auditors during the year under review, or the statutory auditor has been remiss in the performance of their oversight responsibilities (fraud, criminal wrongdoing, and breach of fiduciary responsibilities).
Board Independence
In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions that are necessary to protect shareholder interests.
We believe that boards of TOPIX 500 companies should have at least three independent directors and be at least one-third independent. Otherwise, we may oppose the board leader who is responsible for the director nomination process.
For non-TOPIX 500 companies, we may oppose the board leader if the board does not have at least two independent directors. For companies with a committee structure or a hybrid board structure, we also take into consideration the overall independence level of the committees.
In determining director independence, we consider the following factors:
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Participation in related-party transactions and other business relations with the company
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Past employment with the company
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Professional services provided to the company
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Family ties with the company
Regardless of board structure, we may oppose the election of a director for the following reasons:
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Failure to attend board meetings
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In instances of egregious actions related to a director’s service on the board
Board Gender Diversity

We expect boards of all listed companies to have at least one female board member. If a company does not meet this expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet this expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.
We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for adding at least one woman to its board.
Climate-related Disclosures
State Street Global Advisors finds that the recommendations of the Taskforce on Climate-related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.
As such, we take voting action against companies in the TOPIX 100 that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate-related risks and opportunities, in accordance with the TCFD framework.
Indemnification and Limitations on Liability
Generally, State Street Global Advisors supports proposals to limit directors’ and statutory auditors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. We believe limitations and indemnification are necessary to attract and retain qualified directors.
Shareholder Rights
Virtual/Hybrid Shareholder Meetings
As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.
Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:
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Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders
•
Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders
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Provide a written record of all questions posed during the meeting, and
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Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices
If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.
Accounting and Audit-Related Issues
State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should have the opportunity to vote on the appointment of the auditor at the annual meeting.
Ratifying External Auditors
We generally support the appointment of external auditors unless the external auditor is perceived as being non-independent and there are concerns about the accounts presented and the audit procedures followed.
Approval of Financial Statements
We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.
Limiting Legal Liability of External Auditors
We generally oppose limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.
Capital Structure, Reorganization and Mergers
Unequal Voting Rights

State Street Global Advisors supports the “one-share, one-vote” policy and favors a share structure where all shares have equal voting rights. We support proposals to abolish voting caps or multiple voting rights and will oppose measures to introduce these types of restrictions on shareholder rights.
We generally oppose proposals authorizing the creation of new classes of common stock with superior voting rights. We will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, we will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders.
However, we will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.
Share Capital Increases
We believe pre-emption rights should be introduced for shareholders. This can provide adequate protection from excessive dilution due to the issuance of new shares or convertible securities to third parties or a small number of select shareholders.
Increase in Authorized Capital
We generally support increases in authorized capital where the company provides an adequate explanation for the use of shares. In the absence of an adequate explanation, we may oppose the request if the increase in authorized capital exceeds 100 percent of the currently authorized capital. Where share issuance requests exceed our standard threshold, we will consider the nature of the specific need, such as mergers, acquisitions and stock splits.
Dividends
We generally support dividend payouts that constitute 30 percent or more of net income. We may vote against a dividend payout if the dividend payout ratio has been consistently below 30 percent without adequate explanation or if the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.
Share Repurchase Programs
Companies are allowed under Japan Corporate Law to amend their articles to authorize the repurchase of shares at the board’s discretion. We will oppose such amendments. We believe the company should seek shareholder approval for a share repurchase program at each year’s AGM, providing shareholders the right to evaluate the terms of the repurchase.
We generally support proposals to repurchase shares, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.
Mergers and Acquisitions
Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations and other major changes to the corporation. We will support proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations. In general, provisions that are deemed to be destructive to shareholders’ rights or financially detrimental will not be supported.
We evaluate mergers and structural reorganizations on a case-by-case basis. We will generally support transactions that we believe will maximize shareholder value. Some of the considerations include, but are not limited to, the following:
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Offer premium
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Strategic rationale
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Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest
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Offers made at a premium and where there are no other higher bidders
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Offers in which the secondary market price is substantially lower than the net asset value
We may vote against a transaction considering the following:
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Offers with potentially damaging consequences for minority shareholders because of illiquid stock
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Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders
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Offers in which the current market price of the security exceeds the bid price at the time of voting
Anti-Takeover Measures
In general, State Street Global Advisors believes that adoption of poison pills that have been structured to protect management and to prevent takeover bids from succeeding is not in shareholders’ interest. A shareholder rights plan may lead to management entrenchment. It may also discourage legitimate tender offers and acquisitions. Even if the premium paid to companies with a shareholder rights plan is higher than that offered to unprotected firms, a company’s chances of receiving a takeover offer in the first place may be reduced by the presence of a shareholder rights plan.
Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.
Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.
Shareholder Rights Plans
In evaluating the adoption or renewal of a Japanese issuer’s shareholder rights plans (“poison pill”), we consider the following conditions: (i) release of proxy circular with details of the proposal with adequate notice in advance of meeting, (ii) minimum trigger of over 20 percent, (iii) maximum term of three years, (iv) sufficient number of independent directors, (v) presence of an independent committee, (vi) annual election of directors, and (vii) lack of protective or entrenchment features. Additionally, we consider the length of time that a shareholder rights plan has been in effect.
In evaluating an amendment to a shareholder rights plan (“poison pill”), in addition to the conditions above, we will also evaluate and consider supporting proposals where the terms of the new plan are more favorable to shareholders’ ability to accept unsolicited offers.
“Cross-shareholdings”
“Cross-Shareholdings” are a long-standing feature of the balance sheets of many Japanese companies, but, in our view, can be detrimental for corporate governance practices and ultimately shareholder returns.
Therefore, State Street Global Advisors may vote against the board leader at those TOPIX 500 companies where the “cross-shareholdings” (strategic listed shares) held by a company exceed 30 percent of the company’s net assets (as in the securities report disclosed for the previous fiscal year).
We may waive the guideline if a company engages with State Street Global Advisors and provides a specific, timebound, and publicly available plan for reducing its exposure to “cross-shareholdings”:
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To less than 30% by 2025; or
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By 50% of current level by 2025
Compensation
In Japan, excessive compensation is rarely an issue. Rather, the problem tends to be the lack of connection between pay and performance. Fixed salaries and cash retirement bonuses tend to comprise a significant portion of the compensation structure while performance-based pay is generally a small portion of the total pay. State Street Global Advisors, where possible, seeks to encourage the use of performance-based compensation in Japan as an incentive for executives and as a way to align interests with shareholders.
Adjustments to Aggregate Compensation Ceiling for Directors
Remuneration for directors in Japan is generally reasonable. Typically, each company sets the director compensation parameters as an aggregate, thereby limiting the total pay to all directors. When requesting a change, a company must disclose the last time the ceiling was adjusted, and management provides the rationale for the ceiling increase. We will generally support proposed increases to the ceiling if the company discloses the rationale for the increase. We may oppose proposals to increase the ceiling if there has been corporate malfeasance or sustained poor performance.
Annual Bonuses for Directors/Statutory Auditors
In Japan, since there are no legal requirements that mandate companies to seek shareholder approval before awarding a bonus, we believe that existing shareholder approval of the bonus should be considered best practice. As a result, we support management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.
Retirement Bonuses for Directors/Statutory Auditors
While many companies in Japan have abolished the practice where retirement bonuses, based upon tenure, make up a sizeable portion of directors and auditors’ lifetime compensation, there remain many proposals seeking shareholder approval for the total amounts paid to directors and statutory auditors as a whole. In general, we support these payments unless the recipient is an outsider or in instances where the amount is not disclosed.
Stock Plans
Most option plans in Japan are conservative, particularly at large companies. Japanese corporate law requires companies to disclose the monetary value of the stock options for directors and/or statutory auditors. Some companies do not disclose the maximum number of options that can be issued per year and shareholders are unable to evaluate the dilution impact. In this case, we cannot calculate the dilution level and, therefore, we may oppose such plans due to poor disclosure. We also oppose plans that allow for the repricing of options.

Deep Discount Options
As Japanese companies move away from the retirement bonus system, deep discount options plans have become more popular. Typically, the exercise price is set at JPY 1 per share. We evaluate deep discount options using the same criteria used to evaluate stock options and consider the vesting period.
Risk Management
We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the changing political and economic landscape or as companies diversify or expand their operations into new areas.
As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.
Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.
Environmental and Social Issues
As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.
For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at www.ssga.com/about-us/asset-stewardship.html.
General/Routine
Expansion of Business Activities
Japanese companies’ articles of incorporation strictly define the types of businesses in which a company is permitted to engage. In general, State Street Global Advisors views proposals that expand and diversify the company’s business activities as routine and non-contentious. We will monitor instances in which there has been an inappropriate acquisition and diversification away from the company’s main area of competence that resulted in a decrease of shareholder value.
Proxy Voting and Engagement Guidelines North America (United States & Canada)
March 2023
State Street Global Advisors’ Proxy Voting and Engagement Guidelines1 for North America outline our approach to voting and engaging with companies listed on stock exchanges in the United States and Canada. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors’ Conflict Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.
I These Proxy Voting and Engagement Guidelines (the “Guidelines”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.
State Street Global Advisors’ Proxy Voting and Engagement Guidelines for North America (United States [“US”] and Canada) address our market-specific approaches to topics including directors and boards, accounting and audit related issues, capital structure, reorganization and mergers, compensation, and other governance-related issues.
When voting and engaging with companies in global markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.

In our analysis and research into corporate governance issues in North America, we expect all companies to act in a transparent manner and to provide detailed disclosure on board profiles, related-party transactions, executive compensation, and other governance issues that impact shareholders’ long-term interests. Further, as a founding member of the Investor Stewardship Group (“ISG”), we proactively monitor companies’ adherence to the Corporate Governance Principles for US listed companies (the “Principles”). Consistent with the “comply-or-explain” expectations established by the Principles, we encourage companies to proactively disclose their level of compliance with the Principles. In instances of non-compliance, and when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.
State Street Global Advisors’ Proxy Voting and Engagement Philosophy
In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and issues in a manner consistent with maximizing shareholder value.
The team works alongside members of State Street Global Advisors’ Active Fundamental and various other investment teams, collaborating on issuer engagements and providing input on company-specific fundamentals.
Directors and Boards
Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing effective risk oversight, including of risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.
State Street Global Advisors believes that a well-constituted board of directors, with a balance of skills, expertise, and independence, provides the foundations for a well-governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-)election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise.
In our analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues, such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint.
In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. We believe a sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.
Director-related proposals include issues submitted to shareholders that deal with the composition of the board or with members of a corporation’s board of directors. In deciding the director nominee to support, we consider numerous factors.
Director Elections
Our director election guideline focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors we consider when evaluating governance practices include, but are not limited to the following:
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Shareholder rights
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Board independence
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Board structure
If a company demonstrates appropriate governance practices, we believe a director should be classified as independent based upon the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, we may vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice and serves on a key committee of the board (compensation, audit, nominating, or committees required to be fully independent by local market standards).
Conversely, if a company demonstrates negative governance practices, State Street Global Advisors believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based upon the following classification standards:
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Is the nominee an employee of or related to an employee of the issuer or its auditor?

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Does the nominee provide professional services to the issuer?
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Has the nominee attended an appropriate number of board meetings?
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Has the nominee received non-board related compensation from the issuer?
In the US market where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, we may vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.
Additionally, we may withhold votes from directors based on the following:
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Overall average board tenure is excessive. In assessing excessive tenure, we consider factors such as the preponderance of long tenured directors, board refreshment practices, and classified board structures
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Directors attend less than 75 percent of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold
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Directors of companies that have not been responsive to a shareholder proposal that received a majority shareholder support at the last annual or special meeting
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Consideration can be warranted if management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s)
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Directors of companies have unilaterally adopted/ amended company bylaws that negatively impact our shareholder rights (such as fee-shifting, forum selection, and exclusion service bylaws) without putting such amendments to a shareholder vote
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Compensation committee members where there is a weak relationship between executive pay and performance over a five-year period
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Audit committee members if non-audit fees exceed 50 percent of total fees paid to the auditors
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Directors who appear to have been remiss in their duties
Board Gender Diversity
We expect boards of all listed companies to have at least one female board member and the boards of Russell 3000 companies to be composed of at least 30 percent women directors. If a company does not meet the applicable expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet the applicable expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.
We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for either reaching the 30-percent threshold (Russell 3000) or for adding a woman director (non-Russell 3000).
Board Racial/Ethnic Diversity
We believe effective board oversight of a company’s long-term business strategy necessitates a diversity of perspectives, especially in terms of gender, race and ethnicity. If a company in the Russell 1000 does not disclose, at minimum, the gender, racial and ethnic composition of its board, we may vote against the Chair of the nominating committee. We may withhold support from the Chair of the nominating committee also when a company in the S&P 500 does not have at least one director from an underrepresented racial/ethnic community on its board.
Workforce Diversity
We may vote against the Chair of the compensation committee at companies in the S&P 500 that do not disclose their EEO-1 reports. Acceptable disclosures include:
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The original EEO-1 report response
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The exact content of the report translated into custom graphics
Director Time Commitments
When voting on the election or re-election of a director, we also consider the number of outside board directorships that a non-executive and an executive may undertake. Thus, State Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:
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Named Executive Officers (NEOs) of a public company who sit on more than two public company boards
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Non-executive board chairs or lead independent directors who sit on more than three public company boards
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Director nominees who sit on more than four public company boards

For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:
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A numerical limit on public company board seats a director can serve on
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This limit cannot exceed our policy by more than one seat
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Consideration of public company board leadership positions (e.g., Committee Chair)
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Affirmation that all directors are currently compliant with the company policy
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Description of an annual policy review process undertaken by the nominating committee to evaluate outside director time commitments
If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating the director for excessive time commitments.
Service on a mutual fund board, the board of a UK investment trust or a Special Purpose Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by nominating committees when evaluating director time commitments.
Climate-related Disclosure
State Street Global Advisors finds that the recommendations of the Taskforce on Climate-related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.
As such, we may take voting action against companies in the S&P 500 and S&P/TSX Composite that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate-related risks and opportunities, in accordance with the TCFD framework.
Director-Related Proposals
We generally vote for the following director-related proposals:
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Discharge of board members’ duties, in the absence of pending litigation, regulatory investigation, charges of fraud, or other indications of significant concern
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Proposals to restore shareholders’ ability in order to remove directors with or without cause
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Proposals that permit shareholders to elect directors to fill board vacancies
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Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid
We generally vote against the following director-related proposals:
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Requirements that candidates for directorships own large amounts of stock before being eligible to be elected
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Proposals that relate to the “transaction of other business as properly comes before the meeting,” which extend “blank check” powers to those acting as proxy
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Proposals requiring two candidates per board seat
Majority Voting
We will generally support a majority vote standard based on votes cast for the election of directors.
We will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or to repeal certain provisions.
Annual Elections
We generally support the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees, as well as the existence of a shareholder rights plan.
Cumulative Voting
We do not support cumulative voting structures for the election of directors.
Separation Chair/CEO
We analyze proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including the appointment of and role played by a lead director, a company’s performance, and the overall governance structure of the company.

However, we may take voting action against the chair or members of the nominating committee at S&P 500 companies that have combined the roles of chair and CEO and have not appointed a lead independent director.
Proxy Access
In general, we believe that proxy access is a fundamental right and an accountability mechanism for all long-term shareholders. We will consider proposals relating to proxy access on a case-by-case basis. We will support shareholder proposals that set parameters to empower long-term shareholders while providing management the flexibility to design a process that is appropriate for the company’s circumstances.
We will review the terms of all other proposals and will support those proposals that have been introduced in the spirit of enhancing shareholder rights.
Considerations include the following:
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The ownership thresholds and holding duration proposed in the resolution
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The binding nature of the proposal
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The number of directors that shareholders may be able to nominate each year
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Company governance structure
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Shareholder rights
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Board performance
Age/Term Limits
Generally, we may vote against age and term limits unless the company is found to have poor board refreshment and director succession practices, and has a preponderance of non-executive directors with excessively long tenures serving on the board.
Approve Remuneration of Directors
Generally, we will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.
Indemnification
Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
Classified Boards
We generally support annual elections for the board of directors.
Confidential Voting
We will support confidential voting.
Board Size
We will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
Board Responsiveness
We may vote against the re-election of members of the compensation committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach. In addition, if the level of dissent against a management proposal on executive pay is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we may vote against the Chair of the compensation committee.
Shareholder Rights
Virtual/Hybrid Shareholder Meetings
As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.
Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:
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Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders
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Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

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Provide a written record of all questions posed during the meeting, and
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Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices
If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.
Accounting and Audit-Related Issues
Ratifying Auditors and Approving Auditor Compensation
We support the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. We deem audit fees to be excessive if the non-audit fees for the prior year constituted 50 percent or more of the total fees paid to the auditor. We will also support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.
In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.
We will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.1
1 Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.
Approval of Financial Statements
We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.
Capital Structure
Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company.
The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, we support requests that are not unreasonably dilutive or enhance the rights of common shareholders. In considering authorized share proposals, the typical threshold for approval is 100 percent over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.
Increase in Authorized Common Shares
In general, we support share increases for general corporate purposes up to 100 percent of current authorized stock.
We support increases for specific corporate purposes up to 100 percent of the specific need plus 50 percent of current authorized common stock for US and Canadian firms.
When applying the thresholds, we will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.
Increase in Authorized Preferred Shares
We vote on a case-by-case basis on proposals to increase the number of preferred shares.
Generally, we will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
We will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). However, we may vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Unequal Voting Rights
We will not support proposals authorizing the creation of new classes of common stock with superior voting rights and may vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, we will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.
However, we will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.
Reorganizations and Mergers

The reorganization of the structure of a company or mergers often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.
Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported.
In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.
We will generally support transactions that maximize shareholder value. Some of the considerations include the following:
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Offer premium
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Strategic rationale
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Board oversight of the process for the recommended transaction, including, director and/ or management conflicts of interest
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Offers made at a premium and where there are no other higher bidders
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Offers in which the secondary market price is substantially lower than the net asset value
We may vote against a transaction considering the following:
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Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
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Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders
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The current market price of the security exceeds the bid price at the time of voting
Anti-Takeover Issues
Typically, these are proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or to delete a provision that is deemed to have an anti-takeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.
Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management may not be supported.
Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.
Shareholder Rights Plans
US: We will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.
In general, we may vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).
We will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20 percent, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” nor similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).
Canada: We analyze proposals for shareholder approval of a shareholder rights plan (“poison pill”) on a case-by-case basis taking into consideration numerous factors, including but not limited to, whether it conforms to ‘new generation’ rights plans and the scope of the plan.
Special Meetings
We will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their bylaws if:
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The company also does not allow shareholders to act by written consent
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The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25 percent of outstanding shares
We will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10 percent ownership threshold) the right to call for a special meeting in their bylaws if:
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The current ownership threshold to call for a special meeting is above 25 percent of outstanding shares
We will vote for management proposals related to special meetings.
Written Consent
We will vote for shareholder proposals on written consent at companies if:

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The company does not have provisions in their bylaws giving shareholders the right to call for a special meeting
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The company allows shareholders the right to call for a special meeting, but the current ownership threshold to call for a special meeting is above 25 percent of outstanding shares
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The company has a poor governance profile
We will vote management proposals on written consent on a case-by-case basis.
Super–Majority
We will generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions. We will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.
Compensation
Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, the terms of the plan should be designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans that benefit participants only when the shareholders also benefit are those most likely to be supported.
Advisory Vote on Executive Compensation and Frequency
State Street Global Advisors believes executive compensation plays a critical role in aligning executives’ interest with shareholders’, attracting, retaining and incentivizing key talent, and ensuring positive correlation between the performance achieved by management and the benefits derived by shareholders. We support management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. We seek adequate disclosure of various compensation elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy, and performance. Further shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance on an annual basis.
In Canada, where advisory votes on executive compensation are not commonplace, we will rely primarily upon engagement to evaluate compensation plans.
Employee Equity Award Plans
We consider numerous criteria when examining equity award proposals. Generally we do not vote against plans for lack of performance or vesting criteria. Rather the main criteria that will result in a vote against an equity award plan are:
Excessive voting power dilution To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. We review that number in light of certain factors, such as the industry of the issuer.
Historical option grants Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than five to eight percent are generally not supported.
Repricing We may vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.
Other criteria include the following:
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Number of participants or eligible employees
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The variety of awards possible
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The period of time covered by the plan
There are numerous factors that we view as negative. If combined they may result in a vote against a proposal. Factors include:
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Grants to individuals or very small groups of participants
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“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment
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The power of the board to exchange “underwater” options without shareholder approval. This pertains to the ability of a company to reprice options, not the actual act of repricing described above
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Below market rate loans to officers to exercise their options
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The ability to grant options at less than fair market value;
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Acceleration of vesting automatically upon a change in control
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Excessive compensation (i.e. compensation plans which we deem to be overly dilutive)

Share Repurchases If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.
Companies will not have any such repurchase plan factored into the dilution calculation if they do not (i) clearly state the intentions of any proposed share buy-back plan, (ii) disclose a definitive number of the shares to be bought back, (iii) specify the range of premium/discount to market price at which a company can repurchase shares, and (iv) disclose the time frame during which the shares will be bought back.
162(m) Plan Amendments If a plan would not normally meet our criteria described above, but was primarily amended to add specific performance criteria to be used with awards that were designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then we will support the proposal to amend the plan.
Employee Stock Option Plans
We generally vote for stock purchase plans with an exercise price of not less than 85 percent of fair market value. However, we take market practice into consideration.
Compensation-Related Items
We generally support the following proposals:
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Expansions to reporting of financial or compensation-related information within reason
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Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee
We generally vote against the following proposal:
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Retirement bonuses for non-executive directors and auditors
Miscellaneous/Routine Items
We generally support the following miscellaneous/routine governance items:
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Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate
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Opting-out of business combination provision
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Proposals that remove restrictions on the right of shareholders to act independently of management
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Liquidation of the company if the company will file for bankruptcy if the proposal is not approved
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Shareholder proposals to put option repricings to a shareholder vote
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General updating of, or corrective amendments to, charter and bylaws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)
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Change in corporation name
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Mandates that amendments to bylaws or charters have shareholder approval
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Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable
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Repeals, prohibitions or adoption of anti-greenmail provisions
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Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting
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Exclusive forum provisions
State Street Global Advisors generally does not support the following miscellaneous/ routine governance items:
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Proposals requesting companies to adopt full tenure holding periods for their executives
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Reincorporation to a location that we believe has more negative attributes than its current location of incorporation
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Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable
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Proposals to approve other business when it appears as a voting item
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Proposals giving the board exclusive authority to amend the bylaws
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Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

Risk Management
We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the changing political and economic landscape or as companies diversify or expand their operations into new areas.
As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.
Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.
Environmental and Social Issues
As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.
For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at www.ssga.com/about-us/asset-stewardship.html.
Proxy Voting and Engagement Guidelines United Kingdom and Ireland
March 2023
State Street Global Advisors’ Proxy Voting and Engagement Guidelines1 for the United Kingdom and Ireland outline our approach to voting and engaging with companies listed on stock exchanges in the United Kingdom and Ireland. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors’ Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.
I These Proxy Voting and Engagement Guidelines (the “Guidelines”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.
State Street Global Advisors’ Proxy Voting and Engagement Guidelines for the United Kingdom (“UK”) and Ireland address our market-specific approach to topics including directors and boards, accounting and audit-related issues, capital structure, reorganization and mergers, remuneration, and other governance-related issues.
When voting and engaging with companies in global markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.
In our analysis and research into corporate governance issues in the UK and Ireland, we expect all companies that obtain a primary listing on the London Stock Exchange or the Irish Stock Exchange, regardless of domicile, to comply with the UK Corporate Governance Code (the “Code”), and proactively monitor companies’ adherence to the Code. Consistent with the ‘comply or explain’ expectations established by the Code, we encourage companies to proactively disclose their level of compliance with the Code. In instances of non-compliance in which companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.
State Street Global Advisors’ Proxy Voting and Engagement Philosophy
In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and issues in a manner consistent with maximizing shareholder value.
The team works alongside members of State Street Global Advisors’ Active Fundamental and Europe, Middle East and Africa (“EMEA”) investment teams, collaborating on issuer engagements and providing input on company-specific fundamentals.
Directors and Boards
Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing risk oversight, including of risks related to sustainability issues. Further, we believe good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.
We believe that a well-constituted board of directors, with a balance of skills, expertise and independence, provides the foundations for a well-governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-)election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise.
We may also consider board performance and directors who appear to be remiss in the performance of their oversight responsibilities when analyzing their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).
Board Independence
In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. We believe a sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.
Our broad criteria for director independence for UK companies include factors such as
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Participation in related-party transactions and other business relations with the company
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Employment history with company
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Excessive tenure and a preponderance of long-tenured directors
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Relations with controlling shareholders
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Family ties with any of the company’s advisers, directors or senior employees
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Company classification of a director as non-independent
Director Attendance at Board Meetings
We also consider attendance at board meetings and may withhold votes from directors who attend less than 75 percent of board meetings in a given year without appropriate explanation or providing reason for their failure to meet the attendance threshold. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships and significant shareholdings.
Classified Boards
We support the annual election of directors.
Separation Chair/CEO
While we are generally supportive of having the roles of chair and CEO separated in the UK market, we assess the division of responsibilities between chair and CEO on a case-by-case basis, giving consideration to factors such as the company’s specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, we monitor for circumstances in which a combined chair/CEO is appointed or a former CEO becomes chair.
Board Committees
We believe companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, the appointment of external auditors, auditor qualifications and independence, and effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. We expect companies to have remuneration committees to provide independent oversight over executive pay. We may vote against nominees who are executive members of audit or remuneration committees.
We consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and reviewing the balance of skills, knowledge, and experience of the board. It also ensures that adequate succession plans are in place for directors and the CEO. We may vote against the re-election of members of the nomination committee if, over time, the board has not addressed concerns over board structure or succession.
Poorly structured executive compensation plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company’s compensation proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we may vote against the Chair of the remuneration committee.
Board Gender Diversity
We expect boards of all listed companies to have at least one female board member and the boards of FTSE 350 companies to be composed of at least 30 percent women directors. If a company does not meet the applicable expectation, State Street Global Advisors may vote against the chair of the board’s nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet the applicable expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.
We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for either reaching the 30-percent threshold (FTSE 350) or for adding a woman director (non-FTSE 350).
Board Racial/Ethnic Diversity
Effective board oversight of a company’s long-term business strategy necessitates a diversity of perspectives, especially in terms of gender, race and ethnicity. If a company in the FTSE 350 does not disclose, at minimum, the gender, racial and ethnic composition of its board, we may vote against the Chair of the nominating committee. We may withhold support from the Chair of the nominating committee also when a company in the FTSE 100 does not have at least one director from an underrepresented racial and/or ethnic community on its board.
Director Time Commitments
When voting on the election or re-election of a director, we also consider the number of outside board directorships a non-executive and an executive may undertake. Thus, State Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:
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Named Executive Officers (NEOs) of a public company who sit on more than two public company boards
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Non-executive board chairs or lead independent directors who sit on more than three public company boards
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Director nominees who sit on more than four public company boards
For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:
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A numerical limit on public company board seats a director can serve on
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This limit cannot exceed our policy by more than one seat
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Consideration of public company board leadership positions (e.g., Committee Chair)
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Affirmation that all directors are currently compliant with the company policy
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Description of an annual policy review process undertaken by the nominating committee to evaluate outside director time commitments
If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating the director for excessive time commitments.
Service on a mutual fund board, the board of a UK investment trust or a Special Purpose Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by nominating committees when evaluating director time commitments.
Climate-related Disclosure
State Street Global Advisors finds that the recommendations of the Taskforce on Climate-related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.
As such, we may take voting action against companies in the FTSE 350 that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate-related risks and opportunities, in accordance with the TCFD framework
Indemnification and Limitations on Liability

Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law. This holds if a director has not acted in bad faith, gross negligence, nor reckless disregard of the duties involved in the conduct of his or her office.
Shareholder Rights
Virtual/Hybrid Shareholder Meetings
As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.
Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:
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Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders
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Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders
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Provide a written record of all questions posed during the meeting, and
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Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices
If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.
Accounting and Audit-Related Issues
Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.
Appointment of External Auditors
State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, we take into consideration the level of detail in company disclosures and will generally not support such resolutions if an adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, we may consider auditor tenure when evaluating the audit process.
Limit Legal Liability of External Auditors
We generally oppose limiting the legal liability of audit firms because we believe this could create a negative impact on the quality of the audit function.
Approval of Financial Statements
We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.
Capital Structure, Reorganization, and Mergers
Share Issuances
The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is essential to shareholders’ ability to monitor returns and to ensure capital is deployed efficiently. We support capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.
Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares without pre-emption rights, we may vote against if such authorities are greater than 20% of the issued share capital. We may also vote against resolutions that seek authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs
We generally support a proposal to repurchase shares. However, this is not the case if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, the range of premium/discount to market price at which a company can repurchase shares, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.
Dividends
We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation or the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long term financial health.
Mergers and Acquisitions
Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights and are not supported.
We will generally support transactions that maximize shareholder value. Some of the considerations include the following:
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Offer premium
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Strategic rationale;
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Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;
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Offers made at a premium and where there are no other higher bidders
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Offers in which the secondary market price is substantially lower than the net asset value.
We may vote against a transaction considering the following:
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Offers with potentially damaging consequences for minority shareholders because of illiquid stock
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Offers in which we believe there is a reasonable prospect for an enhanced bid or other bidders
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The current market price of the security exceeds the bid price at the time of voting
Anti-Takeover Measures
We oppose anti-takeover defenses such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.
Notice Period to Convene a General Meeting
We expect companies to give as much notice as is practicable when calling a general meeting. Generally, we are not supportive of authorizations seeking to reduce the notice period to 14 days.
Remuneration
Executive Pay
Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides our analysis of executive pay: there should be a direct relationship between remuneration and company performance over the long term.
Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration policies and reports, we consider adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices or if the company has not been responsive to shareholder concerns.
Equity Incentive Plans
We may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance, vesting periods, and overall dilution. Generally we do not support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.
Non-Executive Director Pay

Authorities that seek shareholder approval for non-executive directors’ fees are generally not controversial. We typically support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by comparable companies. We will evaluate any non-cash or performance related pay to non-executive directors on a company- by-company basis.
Risk Management
State Street Global Advisors believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight of the risk management process established by senior executives at a company. We allow boards to have discretion over how they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the with a changing political and economic landscape or as companies diversify their operations into new areas.
As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.
Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.
Environmental and Social Issues
As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.
For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at www.ssga.com/about-us/asset-stewardship.html.
Proxy Voting and Engagement Guidelines Rest of the World
March 2023
State Street Global Advisors’ Proxy Voting and Engagement Guidelines1 for the Rest of the World outline our approach to voting and engaging with companies listed on stock exchanges in international markets not covered under specific country/regional Guidelines. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors’ Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.
I These Proxy Voting and Engagement Guidelines (the “Guidelines”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.
At State Street Global Advisors, we recognize that markets not covered under specific country/regional guidelines, specifically emerging markets, are disparate in their corporate governance frameworks and practices. While they tend to pose broad common governance issues, such as concentrated ownership, poor disclosure of financial and related-party transactions, and weak enforcement of rules and regulation, our Guidelines are designed to identify and to address specific governance concerns across the markets. We also evaluate the various factors that contribute to the corporate governance framework of a country. These factors include, but are not limited to: (i) the macroeconomic conditions and broader political system in a country; (ii) quality of regulatory oversight, enforcement of property and shareholder rights; and (iii) the independence of judiciary.
When voting and engaging with companies in global markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect all companies to observe the relevant laws and regulations of their respective markets, as well as any country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.
State Street Global Advisors’ Proxy Voting and Engagement Guidelines for the Rest of the World address our approaches to topics including directors and boards, accounting and audit-related issues, capital structure, reorganization and mergers, remuneration, and other governance-related issues.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy in Emerging Markets
State Street Global Advisors’ approach to proxy voting and issuer engagement in emerging markets is designed to increase the value of our clients’ investments through the mitigation of governance risks. The overall quality of the corporate governance framework in an emerging market country drives the level of governance risks investors assign to a country. Thus, improving the macro governance framework in a country may help to reduce governance risks and to increase the overall value of our clients’ holdings over time. In order to improve the overall governance framework and practices in a country, members of our Asset Stewardship Team endeavor to engage with representatives from regulatory agencies and stock markets to highlight potential concerns with the macro governance framework of a country. To help mitigate company-specific risk, the State Street Global Advisors Asset Stewardship Team works alongside members of the Active Fundamental and emerging market specialists to engage with emerging market companies on governance issues and address any specific concerns, or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. This integrated approach to engagement drives our proxy voting and engagement philosophy in emerging markets.
Directors and Boards
Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing risk oversight, including of risks related to sustainability issues. Further, we believe good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.
We believe that a well-constituted board of directors, with a good balance of skills, expertise and independence, provides the foundation for a well-governed company. However, several factors, such as low overall independence level requirements by market regulators, poor biographical disclosure of director profiles, prevalence of related-party transactions, and the general resistance from controlling shareholders to increase board independence, render the election of directors as one of the most important fiduciary duties we perform in emerging market companies.
Board Independence
We vote for the (re-)election of directors on a case-by-case basis after considering various factors, including board quality, general market practice and availability of information on director skills and expertise. We expect companies to meet minimum overall board independence standards, as defined in a local corporate governance code or market practice. Therefore, in several countries, we may vote against certain non-independent directors if overall board independence levels do not meet market standards.
Our broad criteria for director independence in emerging market companies include factors such as:
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Participation in related-party transactions
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Employment history with company
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Relations with controlling shareholders and
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employees
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Company classification of a director as non-independent
Board Committees
In some countries, market practice calls for the establishment of a board level audit committee. We believe an audit committee should be responsible for monitoring the integrity of the financial statements of a company and appointing external auditors. It should also monitor their qualifications, independence, effectiveness and resource levels. Based upon our desire to enhance the quality of financial and accounting oversight provided by independent directors, we expect that listed companies have an audit committee constituted of a majority of independent directors.
Board Gender Diversity
We expect boards of listed companies in all markets and indices to have at least one female board member. If a company does not meet this expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet this expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.
We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for adding at least one woman to its board.
Board Responsiveness to High Dissent against Pay
Proposals

Poorly structured executive compensation plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company’s compensation proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we may vote against the Chair of the remuneration committee.
Climate-related Disclosures
State Street Global Advisors finds that the recommendations of the Taskforce on Climate-related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.
As such, we may take voting action against companies in the Hang Seng and Straits Times that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate-related risks and opportunities, in accordance with the TCFD framework.
Shareholder Rights
Virtual/Hybrid Shareholder Meetings
As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.
Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:
•
Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders
•
Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders
•
Provide a written record of all questions posed during the meeting, and
•
Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices
If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.
Accounting and Audit-Related Issues
The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. We believe that audit committees provide the necessary oversight for the selection and appointment of auditors, the company’s internal controls and the accounting policies, and the overall audit process.
Appointment of External Auditors
We believe that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appointment at the annual meeting. We believe that it is imperative for audit committees to select outside auditors who are independent from management.
Approval of Financial Statements
We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.
Capital Structure, Reorganization, and Mergers State Street Global Advisors believes that changes to a company’s capital structure, such as changes in authorized share capital, share repurchase and debt issuances, are critical decisions made by the board. We believe the company should have a business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.
Related-Party Transactions
Most companies in emerging markets have a controlled ownership structure that often includes complex cross-shareholdings between subsidiaries and parent companies (“related companies”). As a result, there is a high prevalence of related-party transactions between the company and its various stakeholders, such as directors and management. In addition, inter-group loan and loan guarantees provided to related companies are some of the other related-party transactions that increase the risk profile of companies. In markets where shareholders are required to approve such transactions, we expect companies to provide details about the transaction, such as its nature, value and purpose. This also encourages independent directors to ratify such transactions. Further, we encourage companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.
Share Repurchase Programs

With regard to share repurchase programs, we expect companies to clearly state the business purpose for the program and a definitive number of shares to be repurchased.
Mergers and Acquisitions
Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations and other major changes to the corporation. Proposals that are in the best interest of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported.
We evaluate mergers and structural reorganizations on a case-by-case basis. We generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to, the following:
•
Offer premium
•
Strategic rationale
•
Board oversight of the process for the recommended transaction, including director and/ or management conflicts of interest
•
Offers made at a premium and where there are no other higher bidders
•
Offers in which the secondary market price is substantially lower than the net asset value
We may vote against a transaction considering the following:
•
Offers with potentially damaging consequences for minority shareholders because of illiquid stock
•
Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders
•
The current market price of the security exceeds the bid price at the time of voting
We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, we believe the engagement process represents the most meaningful opportunity for State Street Global Advisors to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.
Compensation
We consider it to be the board’s responsibility to set appropriate levels of executive remuneration. Despite the differences among the types of plans and the potential awards, there is a simple underlying philosophy that guides our analysis of executive remuneration: there should be a direct relationship between executive compensation and company performance over the long term. In emerging markets, we encourage companies to disclose information on senior executive remuneration.
Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach. With regard to director remuneration, we support director pay provided the amounts are not excessive relative to other issuers in the market or industry, and are not overly dilutive to existing shareholders.
Risk Management
We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with a changing political and economic landscape or as companies diversify or expand their operations into new areas.
As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.
Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.

Environmental and Social Issues
As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.
For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at www.ssga.com/about-us/asset-stewardship.html.
General/Routine Issues
Some of the other issues that are routinely voted on in emerging markets include approving the allocation of income and accepting financial statements and statutory reports. For these voting items, our guidelines consider several factors, such as historical dividend payouts, pending litigation, governmental investigations, charges of fraud, or other indication of significant concerns.
Conflicts Mitigation Guidelines
March 2023
Managing Conflicts of Interest Arising from State Street Global Advisors’ Proxy Voting and Engagement Activity
State Street Corporation has a comprehensive standalone Conflicts of Interest Policy and other policies that address a range of identified conflicts of interests. In addition, State Street Global Advisors, the asset management business of State Street Corporation, maintains a conflicts register that identifies key conflicts and describes systems in place to mitigate the conflicts. This documenti is designed to act in conjunction with related policies and practices employed by other groups within the organization. Further, it complements those policies and practices by providing information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.
Managing Conflicts of Related to Proxy Voting and Engagement
State Street Global Advisors has implemented processes designed to prevent undue influence on State Street Global Advisors’ voting and engagement activities that may arise from relationships between proxy issuers or companies and State Street Corporation, State Street Global Advisors, State Street Global Advisors affiliates, State Street Global Advisors Funds, or State Street Global Advisors Fund affiliates.
State Street Global Advisors assigns sole responsibility for the implementation of proxy voting guidelines to members of its Asset Stewardship Team, a team that is independent from other functions within the organization, such as sales and marketing, investment, or client facing teams. Proxy voting is undertaken in accordance with the Global Proxy Voting and Engagement Principles, Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, regional proxy voting and engagement guidelines and guidance published thereunder by State Street Global Advisors from time to time (the “Voting Policy”), which are reviewed and overseen by the State Street Global Advisors’ ESG Committee (the “ESG Committee”). Any changes to the Voting Policy are communicated to Asset Stewardship Team employees in a timely manner to ensure that they understand the potential impact to their proxy voting activities. In rare circumstances where nuances within specific proxy proposals fall outside of the scope of the Voting Policy, requiring case-by-case analysis, such proposals are escalated to the head of Asset Stewardship and reported to the ESG Committee. Voting consistently with the Voting Policy helps mitigate potential conflicts of interest, as the Voting Policy is determined without reference to any specific entities or relationship.
Members of the Asset Stewardship Team may from time to time discuss views on proxy voting matters, company performance, strategy, etc. with other State Street Corporation or State Street Global Advisors employees, including portfolio managers, senior executives, and relationship managers. However, final voting decisions are made solely by the Asset Stewardship Team, in accordance with the Voting Policy and in a manner consistent with the best interest of its clients, taking into account various perspectives on risks and opportunities with the goal of maximizing the value of client assets. Except in certain jurisdictions where proxy voting decisions are regularly disclosed prior to voting pursuant to local custom, Asset Stewardship Team employees are generally prohibited from disclosing State Street Global Advisors’ voting decisions prior to the meetings. In addition, State Street Global Advisors generally exercises a single voting decision for each ballot item across the client accounts for which it is responsible for proxy voting regardless of investment strategy.ii In certain cases, where a material conflict of interest is identified, the matter may be referred to the ESG Committee for review.
i These Managing Conflicts of Interest Arising From State Street Global Advisors’ Proxy Voting and Engagement Activity Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC‐registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.
ii Exceptions to this unified voting policy are where: (1) State Street Global Advisors has made proxy voting choices (i.e., the State Street Global Advisors proxy voting program) available to investors within a pooled investment vehicle, in which case a pro rata portion of shares held by the fund attributable to investors who choose to participate in the proxy voting program would be voted consistent with the third-party proxy voting policies selected by the investors, and (2) in limited circumstances, certain pooled investment vehicles for which State Street Global Advisors acts as investment manager may, pursuant to their governing documents, utilize proxy voting guidelines developed by third-party advisors.

Other protocols designed to help mitigate potential conflicts of interest include:
Types of Potential Conflict	Stewardship Conflict of Interest Description	Typical Conflict Mitigation Protocols That We Employ
Business relationships	A conflict of interest may arise where, for example, we hold investments in companies with which we, or our affiliates, have material business relationships.
Assigning sole responsibility for the implementation of
proxy voting guidelines to members of Asset Stewardship
Team and voting in accordance with the Voting Policy are
our primary conflict mitigation protocols. Furthermore,
the voting rationale is recorded to provide
transparency.Additional mitigation steps may be
implemented on a case-by-case basis. This may include,
for example, blackout periods for communications with
issuers/clients.

Equity investments
A conflict of interest may arise where client accounts
and/or State Street Global Advisors pooled funds,
where State Street Global Advisors acts as trustee,
may hold shares in State Street Corporation or other
State Street Global Advisors affiliated entities, such
as mutual funds affiliated with SSGA Funds
Management, Inc.

Mitigants may include, for example, outsourcing voting
decisions relating to a shareholder meeting of State Street
Corporation or other State Street Global Advisors
affiliated entities to independent outside third parties. In such cases, delegated third parties exercise voting
decisions based upon State Street Global Advisors’ Voting
Policy.

Outside business interest
A conflict of interest may arise where an Asset
Stewardship Team employee or a key employee in the
firm has an outside business interest (such as a
director role in a company we invest in, or in the
same industry as we invest).

State Street Global Advisors maintains an Outside
Activities Policy and employees must submit a request
requiring approval before undertaking any outside
activities that are captured by the Outside Activities
Policy. The request will be reviewed by the employee’s
manager and the Conduct Risk Management Office to
ensure compliance with applicable policies and
procedures (such as the Global Anti-Corruption Policy
and the Standard of Conduct) and ensure potential
conflicts are mitigated. Additional mitigation steps may
be implemented on a case-by-case basis. This may
include, for example, retaining an independent fiduciary
to make a voting decision where State Street Global
Advisors believes it may be conflicted from voting due to
an employee’s outside business interest.

Other personal conflicts	A conflict of interest may arise where a family member or other personal contact of an employee is employed by a company in which we invest.
Mitigation steps may be implemented for personal
conflicts on a case-by-case basis. This may include, for
example, filing a Personal Conflicts declaration with a
mitigation strategy to document how the conflict will be
avoided. Such strategies may include, for example, a
member of the Asset Stewardship Team with a conflict
recusing him/herself from voting and participating in
engagement activities at the relevant company, and
implementing blackout periods for communications with
issuers/clients.

Securities lending
We may lend securities that we hold in one of our
portfolios to another financial counterparty. This may
create a conflict of interest regarding whether to
recall those securities to enable us to vote on behalf
of the portfolio in a shareholder resolution, which
may impact the intended securities lending income.

Our approach to securities lending recall, and any
potential conflicts that may be created through our
securities lending recall activity, is governed by the
Securities Lending Recall for Proxy Voting Procedure,
which is co-owned by the Asset Stewardship Team,
Securities Lending Team and Proxy Operations Group.
The conflict mitigation protocols include predefining
criteria to systematically recall shares, periodic review of the recall procedure by relevant stakeholders, and
periodic reporting of recall activities and associated
forgone lending income to the relevant internal
governance bodies.

ssga.com
For Public Use
State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8

Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Limited, a company registered in the UK, authorised and regulated by the Financial Conduct Authority (FCA ), with a capital of GBP 71'650'000.00, and whose registered office is at 20 Churchill Place, London E14 5HJ. State Street Global Advisors Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 06353340968 - R.E.A. 1887090 and VAT number 06353340968 and whose office is at Via dei Bossi, 4 - 20121 Milano, Italy • Telephone: 39 02 32066 100 • Facsimile: 39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 786 3000.
The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

Systematic Financial Management, L.P.
Proxy Voting Policy
Policy SUMMARY
Systematic Financial Management, L.P. has adopted and implemented this Proxy Voting Policy, which it believes is reasonably designed to:
•
Ensure that proxies are voted in the best interests of its clients;
•
Address material conflicts of interest that may arise; and
•
Comply with disclosure and other requirements in connection with its proxy voting responsibilities.
Policy
As an investment adviser and fiduciary of client assets, Systematic’s proxy voting policies and procedures are designed to protect the value of shareholder investments. The Investment Advisers Act of 1940, as amended (the ‘Advisers Act’), requires investment advisers to act solely in the best interest of its clients at all times. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.
PROCEDURES
Systematic recognizes that proxies are client assets and, as such, are managed with the same care, skill and diligence as all other client assets. Systematic shall vote proxies related to securities held by our clients for which we serve as the investment adviser in the best interest of our clients. Systematic’s authority to vote the proxies of certain clients is established by advisory contracts or comparable documents. In addition to requirements of the Securities and Exchange Commission (“SEC”) governing advisers, these policies reflect our fiduciary standards and responsibility for ERISA accounts. At their discretion, clients may reserve the right to vote proxies for themselves. Furthermore, a client may from time-to-time direct us to vote proxies in a manner that is different from the guidelines set forth in our Proxy Voting Policies and Procedures. We will follow such written direction for proxies received after our receipt of such written direction. These Proxy Voting Policies and procedures are limited solely to clients for which we have agreed to vote such proxies.
Systematic is wholly owned by Affiliated Managers Group, Inc. (“AMG”), an asset management company with equity investments in numerous investment management firms (its “Affiliates”). Systematic does not purchase AMG’s publicly traded securities for client portfolios. Each AMG Affiliate makes its own investment and proxy voting decisions, which are not communicated to AMG or to other Affiliates.
Systematic has retained an independent third-party proxy advisory agent to assist the firm in discharging its proxy voting responsibilities. The third-party proxy advisory firm offers voting assistance by, among other proxy matters:
•
Providing specified sets of independent proxy voting policy guidelines;
•
Providing research and vote recommendations in accordance with the specified policies considerations;
•
Voting Systematic’s client proxies via the proxy adviser’s automated, electronic vote management system;
•
Acting as agent for the proxy process, and
•
Maintaining records on proxy voting for our clients.
To assist Systematic in voting proxy proposals in their client’s best interest, the firm has adopted four sets the proxy adviser’s proxy voting guidelines, one based on AFL-CIO polices for Taft-Hartley Plan Sponsors, another for Public Plans, a third for Catholic or other faith-based clients and the fourth being a General Policy for all other clients. Institutional clients are generally requested to select which set of proxy guidelines they wish Systematic to use in voting their account’s proxies. In instances where the client does not select a voting policy, Systematic will generally select the client’s proxy policy based on Systematic’s determination of which policy it believes is in the client’s best interest. Ballots for our retail separately managed account (SMA) clients are typically wrapped in an Omnibus account and voted according to the proxy adviser’s General Proxy Voting Policy. Systematic understands that the proxy advisory firm uses its best efforts to ensure that its proxy voting recommendations are consistent with its policy guidelines, as well as relevant requirements of ERISA and the U.S. Department of Labor.
Exceptions
Systematic typically does not vote the following types of proxies:
Foreign Securities: While Systematic will make reasonable efforts to vote foreign securities on behalf of clients, voting proxies of companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. (e.g., proxies may be written in a language other than English or proxies that require travel overseas in order to vote). Furthermore, Systematic generally will also decline to vote proxies if to do so would cause a restriction to be placed on Systematic’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, Systematic may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time.

Securities on Loan: Some Systematic clients may participate in securities lending programs. In most circumstances, securities on loan will not be recalled due to circumstances beyond the control of Systematic or due to client’s preferences not to recall such securities.
Other Voting Exceptions: Other proxy voting exceptions exist for proxies of legacy securities held in a new account previously managed by another manager and that the client intends to sell; if the aggregate number of shares held by the Firm are of a de minimis amount of the company’s outstanding shares, or in some cases if the vote relates to a routine matter.
Use of Proxy Advisory Firm’s Electronic, Automated Voting System
As previously mentioned, Systematic subscribes to the use of its proxy advisory firm’s electronic, automated voting system when voting it clients’ proxies in the normal course. Under normal circumstances Systematic generally casts its votes in accordance with its proxy adviser’s vote recommendations. Systematic’s proxy adviser provides information relating to its vote recommendations in advance of the proxy vote submission deadline including, but not limited to, information and reported additional feedback concerning issuer or shareholder supplemental information and research that may contrast or differ from the proxy advisory firm’s research, recommendations and views. In these instances, where additional information is received, or in the case of controversial or contested election proposals, and similarly situated proxy matters, a more thorough analysis of such information may be conducted by Systematic before final proxy votes are cast, taking into consideration our client(s) best interests.
Conflict of Interest
For purpose of this Policy, a conflict of interest is a relationship or activity engaged in by Systematic or a Systematic employee that creates an incentive (or appearance thereof) to favor the interests of Systematic, or the employee, rather than the clients’ interests. For example, Systematic may have a conflict of interest if either Systematic has a significant business relationship with a company that is soliciting a proxy, or if a Systematic employee who is involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be ‘material’ to the extent that a reasonable person could expect the conflict to influence Systematic’s decision on the particular vote at issue. Systematic seeks to avoid the occurrence of actual or apparent material conflict of interest in the proxy voting process by voting in accordance with pre-determined voting guidelines, and by observing procedures that are intended to prevent, when practicable, and manage material conflicts of interest. In all cases in which there is deemed to be a material conflict of interest, Systematic will seek to resolve the conflict in the clients’ best interests. As previously mentioned in order to avoid the appearance of any and all conflicts of interest, Systematic has adopted four independent proxy voting guidelines, all of which are constructed and maintained by the firm’s proxy advisory firm. It is our belief that such adoption not only endeavors to remove conflicts of interest that could affect the outcome of a vote but also affords us the opportunity to vote in the best interest of the client. Systematic intends to remove any discretion it may have to interpret how to vote proxies in cases where Systematic has a conflict of interest or the appearance of a potential conflict of interest.
Systematic’s Proxy Voting Committee monitors situations where Systematic believes it has a material conflict of interest, or where Systematic wishes to exercise its discretion or more closely review a particular matter. In these situations, the Proxy Voting Committee will review the vote(s) involved and provide the actual voting recommendation based upon the Committee’s determination of what is in Systematic’s client’s best interests. Systematic may use consensus decisions when voting an issue and does not allow Portfolio Managers to vote proxies independently. The CCO must approve the Proxy Voting Committee’s voting recommendation prior the vote being cast. The CCO’s approval will depend, in part, upon whether, in the CCO’s best judgment, the recommendation reflects the spirit of Systematic’s Proxy Voting Policy and related procedures. Systematic will maintain documentation of any such voting decision.
Furthermore, Systematic periodically reviews its proxy advisory firm’s policies and procedures regarding how it identifies and addresses conflicts of interests as well as their Conflict Management Procedures. In addition, Systematic receives an annual Conflict of Interest Statement from the proxy advisory firm. The proxy advisory firm must notify Systematic in advance of any potential material conflict of interest that may arise in voting proxies on behalf of Systematic’s clients. Both the proxy advisory firm and Systematic will follow their respective procedures regarding conflicts of interest should a material conflict of interest occur.
Policy Review
Systematic generally reviews and documents the adequacy of its voting policies and procedures annually to ensure they have been reasonably designed and continue to comply with our requirements as a fiduciary. As part of this annual review, Systematic generally considers the following types of matters before retaining a new proxy advisory firm or continuing to retain the services of its current proxy advisory firm:
•
The proxy advisory firm’s capacity and competency to adequately analyze the matters for which Systematic is responsible for voting,
•
The adequacy and quality of the proxy advisory firm’s personnel and technology,
•
The adequacy of the proxy advisory firm’s process for seeking timely input from issuers and proxy advisory firm clients with respect to proxy voting policies, methodologies, and peer group constructions, including ‘say on pay’ votes,
•
The adequacy of the proxy advisory firm’s disclosures regarding its methodologies for formulating voting recommendations and, in making such recommendations, whether it uses any third-party information,

•
The proxy advisory firm’s policies and procedures for identifying and addressing conflicts of interest, rectifying identified material deficiencies in its analyses, discourse of its information sources and methods used to develop its voting recommendations, and consideration by the proxy adviser of facts unique to a specific issuer or proposal when evaluating a matter that is subject to a shareholder vote,
•
The proxy advisory firm’s policies and procedures for implementing an investment adviser’s proxy voting instructions, if any,
•
Review its agreement with the proxy advisory firm to determine whether the proxy advisory firm is permitted to use any non-public information regarding how Systematic intends to vote a client’s securities that would not be in the best interest of Systematic’s clients, (e.g., is the proxy advisory firm permitted to share this information with third parties); and
•
Any changes to the services or scope of services provided to Systematic by the proxy advisory firm.
Client Disclosure
Systematic shall provide information regarding its proxy voting policies and procedures, including information about any conflicts of interests and the policies to address such conflicts, and disclose how clients can obtain information about how their securities were voted. Systematic’s practices related to this Policy are disclose in the Firm’s Form ADV, which is filed with the SEC and furnished to clients. In addition, Systematic will provide clients with a copy of its policies upon request.
Generally, Systematic provides institutional clients with a report summarizing how proxy votes were cast for the securities held in their accounts on a quarterly basis. Systematic typically provides proxy voting records of its registered investment company clients to such clients as their agents for disclosure on Form N-PX.
Recordkeeping
Systematic shall maintain certain records required by applicable law in connection with proxy voting activities and shall provide proxy voting information to a client for which we are responsible for voting proxies upon written request.
Systematic’s Compliance Department is primarily responsible for maintaining records created with respect to this Policy and the procedures adopted to implement it. Such records will include, but are not limited to, corporate issuer proxy statements and ballots (unless otherwise available on the SEC’s EDGAR website), reports from third-party research providers, internal memos between and among Systematic personnel, communications between Systematic an corporate issuers or clients pertaining to proxy voting matters, proxy voting policies, procedures and guidelines, proxy voting records for each meeting voted on behalf of clients, the number of share voted by account and how each proxy was voted.
The Compliance Department may, in its discretion, delegate maintenance and retention of some or all of these proxy voting records to its designated third-party proxy advisory agent. All proxy voting records will be maintained on site for a minimum of two years and for a minimum of six years in total, in accordance with applicable law.
Oversight
Systematic has a Proxy Voting Committee comprised of the CCO and certain Compliance Department personnel. The Proxy Voting Committee monitors and reviews the Firm’s voting policies and procedures, material conflicts of interest or special factors or circumstances on an as needed basis. The Committee also reviews and approves any material changes to the proxy advisory firm’s policies.
Systematic’s Proxy Voting Committee shall also periodically conduct due diligence over the proxy advisory firm’s operations, including any material changes to their organization, staffing, personnel and technology; processes for ensuring that it maintains complete and accurate information about the issuer and each particular matter; efforts to correct any identified material deficiencies in the proxy advisory firm’s analysis; updates to policies and procedures as well as any business changes that may affect the proxy advisory firm’s competency in carrying out voting instructions.

Thompson, Siegel & Walmsley LLC
Proxy Voting Policy
TSW has a fiduciary responsibility to its clients for voting proxies, where authorized, for portfolio securities consistent with the best economic interests of its clients. TSW maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm’s proxy voting policies and practices in Form ADV Part 2A. In addition, we review our policies and practices no less than annually for adequacy; to make sure they have been implemented effectively, and to make sure they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients. Our policy and practice include the responsibility to monitor corporate actions and potential conflicts of interest, receive and vote client proxies, and make information available to clients about the voting of proxies for their portfolio securities while maintaining relevant and required records.
Background
Proxy voting is an important right of shareholders, and reasonable care and diligence should be undertaken to ensure that such rights are properly exercised.
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which should include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser has proxy voting authority.
A related companion release by the SEC also adopted rule and form amendments under the Securities Act and Investment Company Act similar to the above which TSW complies with when acting as a sub-adviser to a mutual fund.
Responsibility
TSW’s Senior Compliance Officer (Proxy Coordinator) has the responsibility for the organization and monitoring of our Proxy Voting policy, practices, and recordkeeping. Implementation and disclosure, including outlining our voting guidelines in our procedures, is the responsibility of the CCO and Director of Operations. TSW has retained the services of a third-party provider, Institutional Shareholder Services, Inc. (“ISS”) to assist with the proxy process. ISS is a Registered Investment Adviser under the Advisers Act. It is a leading provider of proxy voting and corporate governance services. ISS provides TSW proxy proposal research and voting recommendations and votes proxies on TSW’s behalf in accordance with ISS’s standard voting guidelines. Those guidelines cover the following areas:
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Operational Issues
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Board of Directors
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Proxy Contests
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Anti-takeover Defenses and Voting Related Issues
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Mergers and Corporate Restructurings
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State of Incorporation
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Capital Structure
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Executive & Director Compensation
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Equity Compensation Plans
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Specific Treatment of Certain Award Types in Equity Plan Evaluations
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Other Compensation Proposals & Policies
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Shareholder Proposals on Compensation
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Social/Environmental Issues
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Consumer Issues and Public Safety
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Environment and Energy
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General Corporate Issues
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Labor Standards and Human Rights
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Military Business
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Workplace Diversity

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Mutual Fund Proxies
TSW generally believes that voting proxies in a manner that is favorable to a business’s long-term performance and valuation is in its clients’ best interests. However, a uniform voting policy may not be in the best interest of all clients. While TSW applies ISS’s standard policy guidelines to most clients, where appropriate we utilize ISS’s Taft-Hartley or Catholic policy guidelines to meet specific client requirements.
TSW’s Proxy Coordinator is responsible for monitoring ISS’s voting procedures on an ongoing basis. TSW’s general procedure regarding the voting of proxies is addressed below. For instances not directly addressed in this policy the Proxy Oversight Representative should act in accordance with the principles outlined in the SEC’s Guidance Regarding Proxy Voting Responsibilities of Investment Advisers issued in August 2019 and supplemental release in September 2020 in consultation with the Proxy Coordinator.
Procedure
TSW has adopted various procedures and internal controls to review, monitor and ensure the Firm’s Proxy Voting policy is observed, implemented properly and amended or updated, as appropriate, which include the following:
Voting Procedure
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Upon timely receipt of proxy materials, ISS will automatically release vote instructions on client’s behalf as soon as custom research is completed. TSW retains authority to override the votes (before cut-off date) if TSW disagrees with the vote recommendation.
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The Proxy Coordinator will monitor the voting process at ISS via ISS’s Proxy Exchange website (ISS’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with ISS.
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For proxies not received by ISS, TSW and ISS will make a best effort attempt to receive ballots from the clients’ custodian prior to the vote cut-off date.
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TSW is responsible for account maintenance – opening and closing of accounts, transmission of holdings and account environment monitoring. ISS will email TSW Compliance personnel to get approval when closing an account that was not directed by TSW.
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The Director of Operations (Proxy Oversight Representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via ISS Proxy Exchange website and email.
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Investment teams should keep the Proxy Oversight Representative and Proxy Coordinator informed of material issues affecting pending or upcoming proxy votes. If the Proxy Oversight Representative and Proxy Coordinator become aware of additional information that would reasonably be expected to affect TSW’s vote, then this information should be considered prior to voting.
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TSW has the ability to override ISS recommended vote instructions and will do so if believed to be in the best interest of the client. All changes are documented and coordinated between the Proxy Oversight Representative and/or Proxy Coordinator and the Portfolio Manager and/or Research Analyst. Changes generally occur as a result of TSW’s communication with issuer management regarding matters pertaining to securities held when the issuer questions or disputes ISS’s voting recommendation.
All proxies are voted solely in the best interest of clients on a best efforts basis. Proactive communication takes place via regular communication with ISS’s Client Relations team.
Disclosure
TSW will provide conspicuously displayed information in its Disclosure Document summarizing this Proxy Voting policy, including a statement that clients may request information regarding how TSW voted a client’s proxies, and that clients may request a copy of these policies and procedures.
See Form ADV, Part 2A – Item 17– Voting Client Securities
Client Requests for Information
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All client requests for information regarding proxy votes, or policies and procedures, received by any associate should be forwarded to the Proxy Coordinator.
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In response to any request, the Proxy Coordinator will prepare a response to the client with the information requested, and as applicable, will include the name of the issuer, the proposal voted upon, and how TSW voted the client’s proxy with respect to each proposal about which the client inquired.
Voting Guidelines
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TSW has a fiduciary responsibility under ERISA to vote ERISA Plan proxies unless the Plan directs otherwise. TSW will vote proxies when directed by non-ERISA clients. In the absence of specific voting guidelines from the client and upon timely receipt of proxy materials from the custodian, TSW will vote proxies in the best interests of each particular client according to the recommended election of ISS. ISS’s policy is to vote all proxies from a specific issuer the same way for each client, absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on TSW's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.
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ISS will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by auditors' non-audit services.
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ISS will generally vote against proposals that cause board members to become entrenched, reduce shareholder control over management or in some way diminish shareholders’ present or future value.
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In reviewing proposals, ISS will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.
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A complete summary of ISS’s U.S. and International voting guidelines is available at: https://www.issgovernance.com/policy.
Forensic Testing Procedures
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No less than quarterly, TSW’s Proxy Coordinator will review the ISS Proxy Exchange Master Account List to ensure all appropriate accounts are being voted.
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TSW will conduct periodic tests to review proxy voting records and the application of general voting guidelines, especially in circumstances such as corporate events (e.g., mergers and acquisition transactions, dissolutions, conversions, consolidations, etc.) or contested director elections. Any matter warranting additional, often issuer-specific review will be escalated to the Portfolio Manager and Research Analyst as needed.
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TSW occasionally communicates directly with issuer management regarding matters pertaining to securities held in the portfolio when it questions or disputes ISS’s voting recommendation.
Conflicts of Interest
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TSW will identify any conflicts that exist between the interests of the adviser and each client by reviewing the relationship of TSW with the issuer of each security to determine if TSW or any of its associates has any financial, business or personal relationship with the issuer.
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If a material conflict of interest exists, the Proxy Coordinator will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TSW.
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TSW will maintain a record of the voting resolution of any conflict of interest.
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ISS also maintains a Conflicts Policy which indicates how they address any potential conflicts of interest and is available at: https://www.issgovernance.com/compliance/due-diligence-materials.
Practical Limitations Relating to Proxy Voting
TSW makes a best effort to vote proxies. In certain circumstances, it may be impractical or impossible for TSW to do so. Identifiable circumstances include:
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Limited Value: Where TSW has concluded that to do so would have no identifiable economic benefit to the client-shareholder;
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Unjustifiable Cost: When the costs of or disadvantages resulting from voting, in TSW’s judgment, outweigh the economic benefits of voting;
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Securities Lending: If securities are on loan on the record date, the client lending the security is not eligible to vote the proxy. Because TSW generally is not aware of when a security is on loan, we will not likely have the opportunity to recall the security prior to the record date; and
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Failure to receive proxy statements: TSW may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.
Recordkeeping
TSW and/or ISS shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:
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These policies and procedures and any amendments;
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Each proxy statement that ISS receives;
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A record of each vote that ISS casts on behalf of TSW;
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Any document ISS created that was material to making a decision regarding how to vote proxies, or that memorializes that decision; and

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A copy of each client request for information on how ISS voted such client’s proxies (i.e., Vote Summary Report), and a copy of any response.
Due Diligence and Error Procedures
TSW will periodically perform due diligence on ISS, focusing on the following areas:
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Adequacy of ISS’s staffing and personnel;
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Adequacy/robustness of ISS’s Policies and Procedures and review of their policies for conflict issues;
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Adequacy of control environment and operational controls of ISS (i.e., SSAE 18);
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Review of any specific conflicts ISS may have with regard to TSW;
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Review of ISS for any business changes that may affect services provided to TSW; and
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Review quarterly reporting package provided by ISS and enhance this package as necessary for any additional information that is needed.
TSW will take the following steps should there ever be an issue/error that occurs with regard to its proxy voting responsibilities:
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Follow up with ISS to determine the cause of and the details surrounding the issue;
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Report back to the affected client immediately with such details and how the issue will be resolved;
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Put additional controls in place if necessary, to prevent such issues from occurring in the future; and
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Report back to the affected client with the final resolution and any remedial steps.

Transamerica Asset Management, Inc.
Proxy Voting Policies and Procedures
1. Background
Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”) requires advisers to adopt and implement policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. These policies and procedures must be in writing and must describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting.
Rule 206(4)-6 also requires each investment adviser to (1) disclose to clients how they may obtain information from the adviser about how it voted with respect to their respective securities; and (2) describe to clients its proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.
Accordingly, Transamerica Asset Management, Inc. (“TAM”) has adopted and implements written procedures designed to enable it to identify, address and monitor potential conflicts of interest.
2. Policy
TAM recognizes that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of TAM. TAM’s proxy voting policies and procedures are designed to implement TAM’s duty to vote proxies in clients’ best interests.
3. Sub-Advised Registered Investment Companies
TAM has delegated the responsibility to exercise voting authority with respect to securities held in the portfolios of the registered investment companies for which one or more sub-advisers TAM has been retained as sub-adviser(s) for each such portfolio. The proxy voting policies and procedures of the respective sub-advisers are used to determine how to vote proxies relating to securities held by the remainder of the funds and portfolio.
4. Asset Allocation Registered Investment Companies
TAM exercises voting discretion for the Horizon Asset Allocation Funds and Transamerica 60/40 Allocation VP of Transamerica Series Trust as well as for the Transamerica Asset Allocation Variable Funds (“Asset Allocation Funds”), or if specifically designated to TAM by its sub-advisory agreement.
TAM manages portfolios for Transamerica Funds, Transamerica Series Trust, Transamerica Exchange Traded Funds and Transamerica Asset Allocation Funds (collectively, the “Funds”). TAM may invest an Asset Allocation Fund in shares of the Funds. If a Fund solicits a proxy for which an Asset Allocation Fund is entitled to vote, TAM’s interests as manager of the Fund might appear to conflict with the interests of the shareholders of the Asset Allocation Fund. In these cases, TAM’s proxy voting policy and procedures address material conflicts of interest that may arise between TAM, and/ or its affiliates and the funds by either: (i) providing for voting in accordance with the recommendation of an independent third party or the Board; (ii) voting shares in the same proportion as the vote of all of the other holders of a fund’s shares; or (iii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.
Revision History
Date: 4/30/2020 - Updated to reflect new format, standalone from fund policy and current processes
Date: 11/17/2020 - Updated to reflect provisions in TAM sub-advisory agreements with respect to proxy voting
Transamerica Funds
Transamerica Series Trust
Transamerica Asset Allocation Variable Funds
PROXY VOTING POLICIES AND PROCEDURES
I. Statement of Principle
Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion to secure the long-term interests of the shareholders of the Transamerica Funds, Transamerica Series Trust and Transamerica Asset Allocation Variable Funds (collectively, the “Funds”). The Funds seek to assure that proxies received by the Funds are voted in the best interests of the Funds’ shareholders and have accordingly adopted these procedures.
II. Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies
Each Fund delegates the authority to vote proxies related to portfolio securities to Transamerica Asset Management, Inc. (the “Manager”), as investment adviser to each Fund, which in turn delegates proxy voting authority for most portfolios of the Funds to the Sub-Adviser retained to provide day-to-day portfolio management for that portfolio. For each Fund, the Manager and/or the Sub-Adviser make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the applicable Fund and approved by the applicable Fund's Board of Trustees.
III. Proxy Voting Requirements Under Rule 12d1-4 (Fund of Funds)
Any Fund that participates in fund of funds arrangements as either Acquiring Fund or Acquired Fund in reliance on Rule 12d1-4 under the Investment Company Act of 1940 may have additional proxy voting requirements. The concept of an Advisory Group also comes into play and means either: (i) the Acquiring Fund’s Manager, and any person controlling, controlled by, or under common control with such Manager, or (ii) the Acquiring Fund’s Sub-Adviser and any person controlling, controlled by, or under common control with such Sub-Adviser.
1.
Voting Requirements. An Acquiring Fund and its Advisory Group are required to use mirror voting when the Acquiring Fund and its Advisory Group, beneficially own, individually or in the aggregate, more than:
(a) 25% of the outstanding voting securities of an Acquired Fund that is an open-end fund or unit investment trust (i.e., as a result of a decrease in the outstanding voting securities of the Acquired Fund and not as a result of a prohibited acquisition of voting securities of the Acquired Fund); or
(b) 10% of the outstanding voting securities of an Acquired Fund that is a closed-end fund or BDC.
2.
Pass Through Voting Requirement. In circumstances where all holders of the outstanding voting securities of the Acquired Fund are required by Rule 12d1-4 or otherwise under Section 12(d)(1) to use mirror voting (e.g., Section 12(d)(1)(E)), the Acquiring Fund will seek instructions from its security holders with regard to the voting of all proxies with respect to such Acquired Fund securities and vote such proxies only in accordance with such instructions (i.e., pass through voting).
3.
Exceptions to Voting Requirements. The requirements outlined in Sections III.1 and III.2 above do not apply where:
(a) An Acquiring Fund and an Acquired Fund are both within the Transamerica Funds Complex; or
(b) The Acquiring Fund’s Sub-Adviser, or any person controlling, controlled by, or under common control with that Sub-Adviser, acts as the Acquired Fund’s investment adviser.
IV. Securities on Loan
The Boards of Trustees/Directors of the Funds have authorized the Manager, in conjunction with State Street Bank and Trust Company (“State Street”), to lend portfolio securities on behalf of the Funds. Securities on loan generally are voted by the borrower of such securities. Should a Sub- Adviser to the Fund wish to exercise its vote for a particular proxy, the Manager will promptly contact State Street and terminate the loan.
V. Conflicts of Interest
The Board of Trustees/Directors seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the Manager’s interests, the interests of the Sub-Adviser and/or their affiliates may differ from Fund shareholders' interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the Sub-Advisers are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.
When a Sub-Adviser deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Board of Trustees/Directors to consider any such matters and provide voting instructions to the Sub-Adviser, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will instruct the Sub-Adviser to vote in accordance with the recommendation of a third-party proxy voting advisory service.
If a material conflict arises between the Manager or its affiliates and the Funds, in every case where the Manager exercises voting discretion, the Manager will (i) vote in accordance with the recommendation of a third-party (such as Glass Lewis) or Board(s); (ii) vote the shares in the same proportion as the vote of all of the other holders of the Fund's shares; or (iii) obtain the consent of the Board (or a Board Committee) with full disclosure of the conflict.
If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.
VI. Recordkeeping
The Manager and the Sub-Advisers shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm's proxy voting policies and procedures, company reports provided by proxy voting advisory services, additional information gathered by the Manager or the Sub-Adviser that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts. The Manager and the Sub-Advisers shall maintain voting records in a manner to facilitate the Funds' production of the Form N-PX filing on an annual basis.

All books and records required to be maintained under this Section V will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal years during which the last entry was made on the record, the first two years in an appropriate location.
VII. Disclosure
The Manager will coordinate the compilation of the Funds' proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a copy of or a summary of this policy and the proxy voting policies and procedures of the Manager and the Sub-Advisers, as applicable, in each Fund's Statement of Additional Information (“SAI”). In each Fund's annual and semi-annual reports to shareholders, the Manager will disclose that a description of this policy and the proxy voting policies and procedures of the Manager and the Sub-Advisers, as applicable, is (a) available upon request, without charge, by toll-free telephone request, (b) on the Funds' website (if applicable), and (c) on the SEC's website in the SAI. The SAI and shareholder reports will also disclose that the Funds' proxy voting record is available by toll-free telephone request (or on the Funds' website, if applicable) and on the SEC's website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail or other means designed to ensure equally prompt delivery.
VIII. Manager Oversight
The Manager shall review a Sub-Adviser’s proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority. The Manager will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the Funds and Adviser.
Revised: July 2015, March 2020, January 2022, April 2022

T. Rowe Price Associates, Inc. and Certain of Its Investment Adviser Affiliates
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc. and certain of its investment adviser affiliates1 (collectively, “T. Rowe Price”) have adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting their fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.
T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions. T. Rowe Price investment personnel do not coordinate with investment personnel of its affiliated investment adviser, TRPIM, with respect to proxy voting decisions.
T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
1 This document is not applicable to T. Rowe Price Investment Management, Inc. (“TRPIM”). TRPIM votes proxies independently from the other T. Rowe Price-related investment advisers and has adopted its own proxy voting policy.
ADMINISTRATION OF POLICIES AND PROCEDURES
Environmental, Social and Governance Investing Committee. T. Rowe Price’s Environmental, Social and Governance Investing Committee (“TRPA ESG Investing Committee” or the “Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.
Global Proxy Operations Team. The Global Proxy Operations team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the TRPA ESG Investing Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.
Meeting Notification
T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the TRPA ESG Investing Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Global Proxy Operations team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.
T. Rowe Price Voting Guidelines
Specific proxy voting guidelines have been adopted by the TRPA ESG Investing Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esgpolicy.
Global Portfolio Companies
The TRPA ESG Investing Committee has developed custom international proxy voting guidelines based on our proxy advisor’s general global policies, regional codes of corporate governance, and our own views as investors in these markets. We apply a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.
Fixed Income and Passively Managed Strategies
Proxy voting for our fixed income and indexed portfolios is administered by the Global Proxy Operations team using T. Rowe Price’s guidelines as set by the TRPA ESG Investing Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking
Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan
The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.
Monitoring and Resolving Conflicts of Interest
The TRPA ESG Investing Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Committee for immediate resolution prior to the time T. Rowe Price casts its vote.
With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.2
REPORTING, RECORD RETENTION AND OVERSIGHT
The TRPA ESG Investing Committee, and certain personnel under the direction of the Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

2 The FRB Relief and the process for voting of Excess Shares described herein apply to the aggregate beneficial ownership of T. Rowe Price and TRPIM.
Updated: February 2023

Wellington Management Company LLP
Global Proxy Voting Guidelines
2022
WELLINGTON’S PHILOSOPHY
Wellington Management Company LLP (“Wellington Management”) are long term stewards of clients’ assets and aim to vote all proxies of securities held for which it has vote authority.
These guidelines are based on Wellington Management’s fiduciary obligation to act in the best interest of its clients as shareholders and while written to apply globally, we consider differences in local practice, cultures, and law to make informed decisions.
Each proposal is evaluated on its merits, considering its effects on the specific company in question and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best interest of its clients.
OUR APPROACH TO STEWARDSHIP
The goal of our stewardship activities is to support decisions that we believe will deliver sustainable, competitive investment returns for our clients.
The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies mostly to public equities.
Stewardship extends beyond just the considerations of ESG issues to any area that may affect the long-term sustainability of an investment. Stewardship can be accomplished thorough research and constructive dialogue with company management and boards, by monitoring company behavior through informed active ownership, and by emphasizing management accountability for important issues via our proxy votes, which have long been part of Wellington’s investment ethos.
ENGAGEMENT
As an active manager seeking to deliver sustainable, competitive investment returns for our clients, we are securities owners by choice, and our corporate engagement is a form of active ownership. Through engagement, we encourage companies to hold high standards for governance and sustainability practices that can enhance resilience and profitability. We believe that through informed, active ownership, we can improve corporate behavior and further best practices on issues material to client outcomes.
We typically start with routine one-on-one engagement with investee companies. This starting point helps prioritize issues for subsequent engagements and, ultimately, inform the investment decisions we make on behalf of our clients. Thanks to our long history of investing in nearly all sectors of the global securities markets, we have direct access to most company management teams and boards. Each year, our portfolio managers, global industry analysts, credit analysts, and ESG research analysts conduct regular, in-person or virtual company meetings around the world.
We focus on gaining differentiated insights, assessing, and influencing risks and opportunities facing an issuer, encouraging transparency improvements, and influencing behavioral changes that we believe may impact future profitability and resilience of a company. We prioritize engagement on material issues most likely to have a financial impact on companies or affect operations. We also seek to understand corporate strategy and share our views, if appropriate, on material topics such as capital allocation, risk management, and environmental, social, and governance (ESG) practices inclusive of ethics and corporate culture.
As a community of investment boutiques, each of Wellington’s portfolio teams acts as a fiduciary for its clients. Differences in investment philosophy and process across teams mean that the way in which stewardship, including engagement and escalation strategies and proxy voting, are incorporated into the investment decision-making process may vary to ensure alignment and consistency with investment philosophy and process.
BOARD ENGAGEMENT
We believe meeting directly with corporate boards can enhance discussions about long-term material ESG issues, complements our ongoing conversations with management teams, and helps us assess a board’s effectiveness — all of which is challenging to do using company disclosures alone.
We believe this ongoing dialogue benefits board members and provides an opportunity for directors to ask questions, gain market insights, and hear how the company compares with peers. Questions from investors often signal emerging areas of emphasis for a company.
We believe continuous dialogue between board directors and investors can help ensure honest feedback and foster trust and transparency. Board engagements provide a forum to encourage best practice and hold companies to account. When providing feedback to portfolio companies, we actively track and measure engagements to monitor outcomes, assess effectiveness, and inform the potential for escalation. Wellington investors consider multiple factors, including materiality and impact, in deciding whether an engagement requires escalation and which escalation steps will be used. Escalation may include voting against management at the company’s annual general meeting.
Please see Wellington’s Engagement Policy for more information.
Our approach to voting
As active owners we vote proxies in what we consider to be the best interests of our clients. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees and monitors Wellington Management’s stewardship activities with oversight of proxy voting and engagement practices.
The ESG Research Team examine proxy proposals on their merits and offer voting recommendations in the interest of our clients, primarily guided by the expected impact on long-term risk-adjusted returns and supporting shareholder rights. Each portfolio manager is empowered to make a final decision for their client portfolios, absent a material conflict of interest. The deliberation across the firm is collaborative and interactive but does not seek to prioritize consensus across the firm above all other interests. Consistent with our community-of-boutiques model, portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in a split decision for the same security. Robust voting procedures and the deliberation that occurs prior to a vote decision are aligned with our role as active owners and fiduciaries for our clients.
Detailed below are the principles which we consider when deciding how to vote. We reserve the right to vote contrary to these guidelines if doing so is acting in the best interests of clients and to enhance returns.
Voting Guidelines
Board Composition and Role of Directors
Effective boards should act in shareholders’ best economic interests and possess the relevant skills to implement the company’s strategy.
Shareholders’ ability to elect directors annually is an important shareholder right so we support proposals to enable annual director elections and declassify a board.
We generally support proposals to remove existing supermajority vote requirements.
We may withhold votes from directors for being unresponsive to shareholders or for failing to make progress on material issues. We may also withhold votes from directors who fail to implement shareholder proposals that have received majority support or have implemented poison pills without shareholder approval.
We expect directors to have the time and energy to fully commit to their board-related responsibilities and not be over-stretched with multiple external directorships. Our internal voting guidelines define directors as over-boarded when serving on five or more public company boards; and executives when serving on three or more public company boards, including their own. We also consider the roles of chair of the audit committee and chair of the remuneration committee as equivalent to an additional board seat when evaluating the over-boarding matrix.
We expect companies to refresh their board membership every five years and may vote against the head of the nominating committee for failure to implement. We believe this succession allows companies to strengthen board diversity and add new skillsets to the board to enhance their oversight and adapt to evolving strategies. Directors should also attend at least 75% of scheduled board meetings and we may vote against their re-election unless they disclose a valid reasoning.
We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer serving board members. Succession planning is a key topic during many of our board engagements. Companies in certain markets are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.
Board Independence
In our view, boards can best represent shareholders when enough directors are present to challenge and counsel management. We believe that most board members should be independent, as defined by the local market regulatory authority. This is particularly true of audit, compensation, and nominating committees.
At times, we may withhold approval for non-independent directors or those responsible for the board composition. We typically vote in support of proposals calling for improved independence. To determine appropriate minimum levels of board independence, we look to the prevailing market best practices; two-thirds in the US, for example, and majority in the UK and France. In Japan, we will consider voting against the board chair (or most senior executive on the ballot) in cases where the board — including statutory auditors — is less than one-third independent.

We believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support proposals to separate the chair and CEO or establish a lead director but may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management.
Board Diversity
We believe boards which reflect a wide range of perspectives are best positioned to create shareholder value. Appointing boards that thoughtfully debate company strategy and direction is not possible unless boards elect highly qualified and diverse directors. By setting a leadership example, diverse boardrooms encourage an organizational culture that promotes diverse thinkers, enabling better strategic decisions and the navigation of increasingly complex issues facing companies today.
We will also support shareholder proposals asking for improved workforce diversity disclosure, for example EEO-1 reporting.
We think it is not in shareholders’ best interests for the full board to be comprised of directors from the same industry, gender, race, nationality, or ethnic group. We have an expectation for our portfolio companies to be thoughtful and intentional in considering the widest possible pool of skilled candidates who bring diverse perspectives into the boardroom. We encourage companies to disclose the racial and ethnic composition of their board and to communicate their ambitions and strategies for creating and fostering a diverse board.
We reserve the right to vote against the reelection of the Nominating/Governance Committee Chair in the following instances:
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When the board is not meeting local market standards from a diversity perspective.
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Where there is no market-defined standard, we expect one gender diverse director on the board globally, including Japan.
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When the gender diverse representation is below 20% at companies in Major indices
We reserve the right to vote against the reelection of the Nominating/Governance Committee Chair at US large cap and FTSE 100 companies that has failed to appoint at least one director from a minority ethnic group and has failed to provide clear and compelling disclosure for why it has been unable to do so. We will continue to engage on ethnic diversity of the board in other markets and may vote against the re-election of directors where we fail to see progress.
Majority Vote on Election of Directors
Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of “withhold” votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy.
Generally, we oppose proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
Contested Director Elections
We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf.
Compensation
Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.
Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients and the right to vote on compensation plans annually.
In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location:
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Alignment — We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various timeframes, and we look for a strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.

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Transparency — We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s intentions. Disclosure should include how metrics, targets, and timeframes are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.
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Structure — The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based primarily on quantitative financial and non-financial criteria such as ESG-related criteria. There is scope, however, for qualitative criteria related to strategic, individual, or ESG goals, that are critical to the business. Qualitative goals may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.
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Accountability — Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance and provide a cogent explanation to shareholders. We generally oppose one-time awards aimed at retention or achieving a pre-determined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.
Approving Equity Incentive Plans
A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We will reconsider our support for a plan if we believe these factors, on balance, are not in the best interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciate rights (SARs) without prior shareholder approval, or automatic share replenishment (an “evergreen” feature).
Employee stock purchase plans
We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g., if only executives can participate) or plans that offer shares at a significant discount.
Non-executive director compensation
We expect companies to disclose non-executive director compensation and we prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe non-executive directors should receive performance-based compensation, as this creates a potential conflict of interest. Non-executive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.
Severance arrangements
We are mindful of the board’s need for flexibility in recruitment and retention but will oppose excessively generous arrangements unless agreements encourage management to negotiate in shareholders’ best interest. We generally support proposals calling for shareholder ratification of severance arrangements.
Retirement bonuses (Japan)
Misaligned compensation which is based on tenure and seniority may compromise director independence. We generally vote against directors and statutory auditors if retirement bonuses are given to outgoing directors.
Clawback policies
We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. We generally support shareholder proposals requesting that a company establish a robust claw back provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of claw back policies.
Audit Quality and Oversight
Scrutiny of auditors, particularly audit quality and oversight, has been increasing. When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest. We also pay close attention to the non-audit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.

Shareholder Voting Rights
Shareholder rights plans
Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote). Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares.
Multiple Voting Rights
We generally support one share, one vote structures. The growing practice of going public with a dual-class share structure can raise governance and performance concerns. In our view, dual-class shares can create misalignment between shareholders’ economic stake and their voting power and can grant control to a small number of insiders who may make decisions that are not in the interests of all shareholders. We believe sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within three to five years.
Without a sunset clause, we would prefer that a company eliminates a dual-class share structure, as shareholders’ voting power should be reflected by their economic stake in a company. Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years, because they create misalignment of voting power and economic interest.
Proxy Access
We believe shareholders should have the right to nominate director candidates on the management’s proxy card. We will generally support shareholder proposals seeking proxy access unless the current policy is in-line with market norms.
Special Meeting Rights
We believe the right to call a special meeting is a shareholder right, and we will support such proposals at companies that lack a special-meeting ownership threshold. We also will support proposals lowering thresholds not in line with market norms. If shareholders are granted the right to call special meetings, we generally do not support written consent.
Mergers and Acquisitions
We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best interest of our clients. In conducting our assessment, equity and ESG analysts collaborate with portfolio managers in their vote decisions.
Capital structure and Capital Allocation
Increases in Authorized Common Stock
We generally support requests for increases up to 100% of the shares with preemption rights. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers.
Capital Allocation (Japan)
We hold board chairs accountable for persistently low returns on equity (ROE) in Japan, using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place, and we feel they should not be punished for the past CEO/Chair’s record.
Cross shareholding (Japan)
Cross-shareholdings reduce management accountability by creating a cushion of cross-over investor support. We will vote against the highest-ranking director up for re-election for companies where management allocations a significant portion (20% or more) of net assets to cross-shareholdings.

Environmental and Social Issues
We assess portfolio companies’ performance on environmental and social issues we deem to be material to long-term financial performance and set expectations for best practice. Areas of focus include diversity, equity, and inclusion practices, modern slavery in supply chains, building resiliency to physical climate risks, and establishing targets to reduce emissions and mitigate climate transition risks.
We evaluate shareholder proposals on a case-by-case basis, and believe they are a valuable tool to hold companies accountable. We expect portfolio companies to comply with applicable laws and regulations with regard to environmental and social standards and may vote against directors where we see a lack of accountability. We consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue. In this way, we seek to align our voting with our engagement activities. If our views differ from any specific suggestions in the proposals, we will provide clarification via direct engagement.
Climate Change
As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and portfolios, as well as on our business operations. Proxy voting is one tool we use to drive accountability for managing climate risks, as part of our stewardship escalation process.
We expect companies to have credible transition plans communicated using the recommendations of the Task Force for Climate Related Financial Disclosure (TCFD). Reporting on climate readiness will help stakeholders understand companies’ willingness and ability to adapt to or mitigate climate-related risks. In addition to the voting policies specifically mentioned, we may also vote against directors at companies where climate plans and disclosures meaningfully lag our expectations.
Metrics & Targets
Emissions disclosure
We view disclosure of Scope 1 and 2 emissions as a minimum expectation where measurement practices are well defined and attainable. We will vote against the re-election of the Chair of constituent companies of the MSCI World index or companies assessed by the Transition Pathway Initiative (TPI) which do not disclose Scope 1 and 2.
We encourage all companies to disclose Scope 1, 2, and 3 emissions. While we recognize the challenges associated with collecting Scope 3 emissions data, this disclosure is necessary for us to fully understand the transition risks applicable to an issuer. Disclosure of both overall categories of Scope 3 emissions – upstream and downstream – with context and granularity from companies about the most significant Scope 3 sources, enhances our ability to evaluate investment risks and opportunities. We encourage companies to adopt emerging global standards for measurement and disclosure of Scope 3 GHG (Greenhouse Gas), e.g., the IFRS’ International Sustainability Standards Board (ISSB) and believe companies will benefit from acting now and consequently evolving their approach in line with emerging global standards.
Net-zero targets
As an outcome of enterprise risk management and strategic planning to reduce the potential financial impacts of climate change, we encourage companies to set a credible, science-based decarbonization glidepath, with an interim and long-term target, that comprises all categories of material emissions and is consistent with the ambition to achieve net zero emissions by 2050 or sooner. We consider it to be best practice for companies to pursue validation from the Science Based Targets initiative (SBTi).
Governance
We generally support shareholder proposals asking for improved disclosure on climate risk management and we support those that request alignment of business strategies with the Paris Agreement or similar language. We also generally support proposals asking for board oversight of political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist, especially as it relates to climate strategy.
Strategy and Risk Management
Physical climate risks
To help us assess physical climate risks of portfolio companies, we would like to see location information concerning an issuer’s directly operated facilities, supply chains, key outsourced service providers, and labor pools.
Leveraging findings from our collaborative initiative with Woodwell Climate Research Center, the world’s leading independent climate research organization, we have established disclosure guidance to help companies improve their physical risk disclosures (incl. LINKS to PROCC 1.0 and 2.0 - below).

Use of carbon offsets
Priority should be given to emissions abatement within the value chain. When offsets are used as a part of a company’s decarbonization strategy to neutralize residual emissions, the offsets should be high in quality and should remove or reduce GHG emissions in real, additional, and permanent ways. In addition, they should have minimal negative social or environmental impacts (“do no significant harm”).
Companies should include disclosure on their offsets program that is distinct from Scope 1-3 emissions data and other transition risk disclosure. This offset disclosure should report the nature of offset projects being financed and specifically should include:
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Company GHG Emissions are included in the offset program.
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Projects which have been financed by the issuer, e.g., entering into a virtual power purchase agreement or funding reforestation efforts via a third party; and
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Processes or policies for evaluating offset projects, including quality indicators such as additionality and permanence, and practical concerns such as scalability and cost-effectiveness.
Corporate Culture, Human Capital, and Diversity & Inclusion
Through engagement we emphasize management accountability for how they invest in and cultivate their human capital to perpetuate a strong, inclusive culture. We do this through engagement escalation or support of shareholder resolutions. We assess culture holistically from an alignment of management incentives, responsiveness to employee feedback, evidence of an equitable and sound talent management strategy and commitment to diversity, equity, and inclusion. We value transparency and use of key performance indicators.
A well-articulated culture statement and talent attraction, retention and development strategy suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results — both positive and negative — so we can monitor patterns and hold them accountable for implementing changes based on the feedback they receive. We consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.
We maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. As part of our focus on human capital, diversity, equity, and inclusion is an ongoing engagement issue. We seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. A sound long-term plan holds more weight than a company’s current demographics, so we look for a demonstrable diversity, equity, and inclusion (DEI) strategy that seeks to improve metrics over time and align management incentives accordingly. We expect companies in the US to publicly disclose their EEO-1 reporting and their strategy to create an inclusive, diverse, and equitable workplace. We see DEI practices as a material input to long-term performance, so as our clients’ fiduciaries, we seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. This is only possible when there is consistent, robust disclosure in place.
Gender and racial pay equity are important parts of our assessment of a company’s diversity efforts. Pay equity can impact shareholder value by exposing a company to challenges with recruiting & retaining talent, job dissatisfaction, workforce turnover, and costly lawsuits. Consequently, we may support proposals asking for improved transparency on a company’s gender and/or racial pay gap if existing disclosures are lagging best practice and if the company has not articulated its efforts to eliminate disparities and promote equal opportunities for women and minorities to advance to senior roles.
We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. See the Board Diversity section above for more on our approach.
Stakeholders and Risk Management
In our assessment of social risks, we pay attention to how companies treat a key stakeholder: their workforce. We look for signs of constructive labor relations if employees are unionized, and a focus on key employee concerns, such as safe working conditions and competitive compensation.
In recent years, discourse on opioids, firearms, and sexual harassment has put the potential for social externalities —the negative effects that companies can have on society through their products, cultures, or policies — into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities. Today, these are no longer just shareholder concerns; companies need to consider the opinions and actions of broader stakeholder constituencies, including employees, customers, and the public.

In our engagement with companies facing these risks, we encourage companies to disclose risk management strategies that acknowledge their societal impacts. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management.
Human Rights
Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. While human rights have been a part of our research and engagement in this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply-chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. To help us assess company practices and drive more substantive engagement with companies on this issue, we will support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business.
Cybersecurity
Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.
Political Contributions and Lobbying
We generally support proposals asking for board oversight of a company’s political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist. In assessing shareholder proposals focused on lobbying, we also focus on the level of transparency of existing disclosures and whether companies clearly explain how they will respond if policy engagement of trade association membership to which they belong do not align with company policy.
Global Proxy Policy and Procedures
Introduction
Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines. Wellington Management seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.
Statement of Policy
Wellington Management:
1.
Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
2.
Votes all proxies in the best interests of the client for whom it is voting.
3.
Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
Responsibility and Oversight
The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.

Procedures
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington Management complements the research received by its primary voting agent with research from another voting agent.
Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.
Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non- electronic format, are voted as received, Wellington Management is not able to reconcile these ballots, nor does it notify custodians of non-receipt.
Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third-party voting agents to keep abreast of developments in corporate governance and of current practices of specific companies.
Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
•
Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are voted in accordance with the Guidelines.
•
Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
•
Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.
Wellington Management reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.
Material Conflict of Interest Identification and Resolution Processes
Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene
Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).
Additional Information
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses annually how it has exercised its voting rights for significant votes, as require by the EU Shareholder Rights Directive II (“SRD II”).
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.
Dated: 1 September 2020

Appendix B – Portfolio Managers
In addition to managing the assets of each portfolio, a portfolio manager may have responsibility for managing other client accounts of the applicable adviser or its affiliates. The tables below show, per portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than each portfolio, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each portfolio's most recent fiscal year end, unless otherwise noted.
Aegon Asset Management UK plc (“Aegon AM UK”)
Transamerica Aegon Sustainable Equity Income VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Mark Peden, CFA	1	$608 million	4	$1.84 billion	3	$1.06 billion
Robin Black	1	$608 million	3	$541 million	3	$1.06 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Mark Peden, CFA	0	$0	0	$0	0	$0
Robin Black	0	$0	0	$0	0	$0
Conflict of Interest
The discussion below highlights certain actual, apparent and potential conflicts of interest that exist as a result of Aegon AM UK’s management of the funds and other accounts. There is no assurance that conflicts of interest will be resolved in favor of fund shareholders. Conflicts of interest not described below may also exist.
Aegon AM UK manages accounts for a variety of clients including affiliated clients, which make up the majority of Aegon AM UK’s assets. Some of these accounts have fee structures, including incentive fees, which are or have the potential to be higher than the fees Aegon AM UK receives for managing the fund.
Aegon AM UK manages other accounts that have investment objectives, strategies, time horizons, and risk profiles that differ from those of the funds. Consequently, Aegon AM UK may purchase or sell securities, including new issues, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts.
Aegon AM UK may also place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the fund. For example, Aegon AM UK may purchase a security in one account while appropriately selling that same security in another account. Similarly, Aegon AM UK may invest in different classes of securities of the same issuer for different accounts, which could create situations where actions it takes on behalf of one client can have an adverse impact on another client which owns a different class of securities of the same issuer.
Aegon AM UK may obtain confidential or material non-public information regarding securities held in the funds. In such instances, Aegon AM UK will generally be prohibited from communicating such information to or using such information for the benefit of its clients. Consequently, Aegon AM UK’s ability to acquire or dispose of a security may be restricted.
Aegon AM UK also participates in a global research platform facilitated though a global sharing agreement with various Aegon Asset Management affiliates. Aegon AM UK independently manages investment strategies that separately utilize and depend on the global research platform. Conflicts may arise when portfolio managers from each affiliate trade in the same securities or issuers on behalf of their respective clients based on information derived from the global research platform. For example, advance access to investment research by one affiliate could result in a preferential allocation of securities trading opportunities that have limited availability.
Aegon AM UK recognizes the responsibility to treat all clients fairly and consistently. Aego AM UK has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, and insider trading that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur.
Compensation
As of December 31, 2022, each portfolio manager’s compensation is provided directly by the sub-adviser and not by the portfolios. Each portfolio manager’s compensation consists of a fixed base salary and a variable performance incentive. The performance incentive is based on the following factors: the economic performance of the overall relevant portfolio manager’s asset class, including the performance of the relevant portfolio’s assets; leadership and communication with clients; assisting with the sub-advisers strategic goals; and financial results from Aegon Asset Management Holding B.V., and Aegon N.V.
The portfolio managers may also participate in the sub-adviser’s long-term compensation plan, which is awarded as deferred cash notionally invested in select sub-adviser’s strategies during the vesting period as described in the long-term compensation plan. Payout is based on a combination of personal employee, sub-adviser, Aegon Asset Management Holding B.V. and Aegon N.V. performance factors. Pay out from the long-term incentive occurs after a two or three-year vesting period depending on role, level and local remuneration practices and requirements.
Ownership of Securities
As of December 31, 2022, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).

Aegon USA Investment Management, LLC (“AUIM”)
Transamerica Aegon Bond VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bradley D. Doyle, CFA	7	$5.24 billion	8	$1.53 billion	8	$28.15 billion
Tyler A. Knight, CFA	8	$9.12 billion	5	$770 million	15	$7.44 billion
Brian W. Westhoff, CFA	7	$8.75 billion	5	$957 million	18	$31.04 billion
Sivakumar N. Rajan	8	$9.32 billion	5	$893 million	9	$28.09 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bradley D. Doyle, CFA	0	$0	0	$0	0	$0
Tyler A. Knight, CFA	0	$0	0	$0	0	$0
Brian W. Westhoff, CFA	0	$0	0	$0	0	$0
Sivakumar N. Rajan	0	$0	0	$0	0	$0
Transamerica Aegon Core Bond VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bradley D. Doyle, CFA	7	$6.17 billion	8	$1.53 billion	8	$28.15 billion
Tyler A. Knight, CFA	8	$10.06 billion	5	$770 million	15	$7.44 billion
Brian W. Westhoff, CFA	7	$9.68 billion	5	$957 million	18	$31.04 billion
Sivakumar N. Rajan	8	$10.06 billion	5	$893 million	9	$28.09 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bradley D. Doyle, CFA	0	$0	0	$0	0	$0
Tyler A. Knight, CFA	0	$0	0	$0	0	$0
Brian W. Westhoff, CFA	0	$0	0	$0	0	$0
Sivakumar N. Rajan	0	$0	0	$0	0	$0
Transamerica Aegon High Yield Bond VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Kevin Bakker, CFA	2	$1.19 billion	12	$2.76 billion	13	$2.32 billion
Benjamin D. Miller, CFA	2	$1.19 billion	12	$2.76 billion	13	$2.32 billion
James K. Schaeffer, Jr.	2	$1.19 billion	12	$2.76 billion	15	$2.55 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kevin Bakker, CFA	0	$0	0	$0	2	$425 million
Benjamin D. Miller, CFA	0	$0	0	$0	2	$425 million
James K. Schaeffer, Jr.	0	$0	0	$0	1	$373 million

Transamerica Aegon U.S. Government Securities VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Tyler A. Knight, CFA	8	$10.09 billion	5	$770 million	15	$7.44 billion
Calvin W. Norris, CFA	0	$0	5	$2.38 billion	9	$760 million
Sivakumar N. Rajan	8	$10.09 billion	5	$893 million	9	$28.09 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Tyler A. Knight, CFA	0	$0	0	$0	0	$0
Calvin W. Norris, CFA	0	$0	0	$0	0	$0
Sivakumar N. Rajan	0	$0	0	$0	0	$0
Transamerica Multi-Managed Balanced VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bradley D. Doyle, CFA	7	$6 billion	8	$1.53 billion	8	$28.15 billion
Tyler A. Knight, CFA	8	$9.88 billion	5	$770 million	15	$7.44 billion
Brian W. Westhoff, CFA	7	$9.50 billion	5	$957 million	18	$31.04 billion
Sivakumar N. Rajan	8	$9.88 billion	5	$893 million	9	$28.09 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bradley D. Doyle, CFA	0	$0	0	$0	0	$0
Tyler A. Knight, CFA	0	$0	0	$0	0	$0
Brian W. Westhoff, CFA	0	$0	0	$0	0	$0
Sivakumar N. Rajan	0	$0	0	$0	0	$0
Conflict of Interest
The discussion below highlights certain actual, apparent and potential conflicts of interest that exist as a result of AUIM’s management of the funds and other accounts. There is no assurance that conflicts of interest will be resolved in favor of fund shareholders. Conflicts of interest not described below may also exist.
AUIM manages accounts for a variety of clients including affiliated clients, which make up the majority of AUIM’s assets. Some of these accounts have fee structures, including incentive fees, which are or have the potential to be higher than the fees AUIM receives for managing the fund.
AUIM manages other accounts that have investment objectives, strategies, time horizons, and risk profiles that differ from those of the funds. Consequently, AUIM may purchase or sell securities, including new issues, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts.
AUIM may also place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the fund. For example, AUIM may purchase a security in one account while appropriately selling that same security in another account. Similarly, AUIM may invest in different classes of securities of the same issuer for different accounts, which could create situations where actions it takes on behalf of one client can have an adverse impact on another client which owns a different class of securities of the same issuer.
AUIM may obtain confidential or material non-public information regarding securities held in the funds. In such instances, AUIM will generally be prohibited from communicating such information to or using such information for the benefit of its clients. Consequently, AUIM’s ability to acquire or dispose of a security may be restricted.
AUIM also participates in a global research platform facilitated though a global sharing agreement with various Aegon Asset Management affiliates. AUIM independently manages investment strategies that separately utilize and depend on the global research platform. Conflicts may arise when portfolio managers from each affiliate trade in the same securities or issuers on behalf of their respective clients based on information derived from the global research platform. For example, advance access to investment research by one affiliate could result in a preferential allocation of securities trading opportunities that have limited availability.

AUIM recognizes the responsibility to treat all clients fairly and consistently. AUIM has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, and insider trading that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur.
Compensation
As of December 31, 2022, each portfolio manager’s compensation is provided directly by the sub-adviser and not by the portfolios. Each portfolio manager’s compensation consists of a fixed base salary and a variable performance incentive. The performance incentive is based on the following factors: the economic performance of the overall relevant portfolio manager’s asset class, including the performance of the relevant portfolio’s assets; leadership and communication with clients; assisting with the sub-advisers strategic goals; and financial results from Aegon Asset Management Holding B.V., and Aegon NV.
The portfolio managers may also participate in the sub-adviser’s long-term compensation plan, which is awarded as deferred cash notionally invested in select sub-adviser’s strategies during the vesting period as described in the long-term compensation plan. Payout is based on a combination of personal employee, sub-adviser, Aegon Asset Management Holding B.V. and Aegon N.V. performance factors. Pay out from the long-term incentive occurs after a two or three-year vesting period depending on role, level and local remuneration practices and requirements.
Ownership of Securities
As of December 31, 2022, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).

BlackRock Investment Management, LLC (“BlackRock”)
Transamerica BlackRock iShares Active Asset Allocation – Conservative VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Philip Green	26	$15.43 billion	42	$10.51 billion	11	$7.77 billion
Michael Pensky, CFA	26	$14.55 billion	30	$5.23 billion	1	$628.5 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Philip Green	0	$0	2	$382.1 million	4	$2.36 billion
Michael Pensky, CFA	0	$0	3	$548.8 million	0	$0
Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Philip Green	26	$15.33 billion	42	$10.51 billion	11	$7.77 billion
Michael Pensky, CFA	26	$14.45 billion	30	$5.23 billion	1	$628.5 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Philip Green	0	$0	2	$382.1 million	4	$2.36 billion
Michael Pensky, CFA	0	$0	3	$548.8 million	0	$0
Transamerica BlackRock iShares Active Asset Allocation – Moderate VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Philip Green	26	$14.76 billion	42	$10.51 billion	11	$7.77 billion
Michael Pensky, CFA	26	$13.88 billion	30	$5.23 billion	1	$628.5 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Philip Green	0	$0	2	$382.1 million	4	$2.36 billion
Michael Pensky, CFA	0	$0	3	$548.8 million	0	$0
Transamerica BlackRock iShares Dynamic Allocation – Balanced VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Philip Green	26	$14.92 billion	42	$10.51 billion	11	$7.77 billion
Michael Pensky, CFA	26	$14.04 billion	30	$5.23 billion	1	$628.5 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Philip Green	0	$0	2	$382.1 million	4	$2.36 billion
Michael Pensky, CFA	0	$0	3	$548.8 million	0	$0
Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Philip Green	26	$15.34 billion	42	$10.51 billion	11	$7.77 billion
Michael Pensky, CFA	26	$14.47 billion	30	$5.23 billion	1	$628.5 million

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Philip Green	0	$0	2	$382.1 million	4	$2.36 billion
Michael Pensky, CFA	0	$0	3	$548.8 million	0	$0
Transamerica BlackRock iShares Edge 40 VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Greg Savage	154	$410.7 billion	93	$7.04 billion	4	$743.4 million
Paul Whitehead	331	$1.75 trillion	1	$1.22 billion	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Greg Savage	0	$0	0	$0	0	$0
Paul Whitehead	0	$0	0	$0	0	$0
Transamerica BlackRock iShares Edge 50 VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Greg Savage	154	$410.8 billion	93	$7.04 billion	4	$743.4 million
Paul Whitehead	331	$1.75 trillion	1	$1.22 billion	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Greg Savage	0	$0	0	$0	0	$0
Paul Whitehead	0	$0	0	$0	0	$0
Transamerica BlackRock iShares Edge 75 VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Greg Savage	154	$410.8 billion	93	$7.04 billion	4	$743.4 million
Paul Whitehead	331	$1.75 trillion	1	$1.22 billion	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Greg Savage	0	$0	0	$0	0	$0
Paul Whitehead	0	$0	0	$0	0	$0
Transamerica BlackRock iShares Edge 100 VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Greg Savage	154	$410.9 billion	93	$7.04 billion	4	$743.4 million
Paul Whitehead	331	$1.75 trillion	1	$1.22 billion	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Greg Savage	0	$0	0	$0	0	$0
Paul Whitehead	0	$0	0	$0	0	$0

Transamerica BlackRock Real Estate Securities VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Alastair Gillespie, CFA[1]	17	$1.69 billion	13	$1.87 billion	2	$361.6 million
Mark Howard-Johnson, CFA	17	$1.69 billion	13	$1.94 billion	7	$1.53 billion
James Wilkinson[2]	17	$1.69 billion	13	$1.94 billion	4	$1.15 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Alastair Gillespie, CFA[1]	0	$0	0	$0	0	$0
Mark Howard-Johnson, CFA	0	$0	0	$0	0	$0
James Wilkinson[2]	0	$0	0	$0	0	$0
1
Mr. Alastair Gillespie, CFA is an employee of the sub-sub-adviser, BlackRock (Singapore) Limited.
2
Mr. James Wilkinson is an employee of the sub-sub-adviser, BlackRock International Limited.
Transamerica BlackRock Tactical Allocation VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Philip Green	26	$14.74 billion	42	$10.51 billion	11	$7.77 billion
Michael Pensky	26	$13.86 billion	30	$5.23 billion	1	$628.5 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Philip Green	0	$0	2	$382.1 million	4	$2.36 billion
Michael Pensky	0	$0	3	$548.8 million	0	$0
Portfolio Manager Compensation Overview
The discussion below describes the portfolio managers’ compensation as of December 31, 2022.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base compensation
Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation – Messrs. Gillespie, Howard-Johnson, Rehan and Wilkinson
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets or strategies under management or supervision by that portfolio manager, and/or the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds, other accounts or strategies managed by each portfolio manager. Performance is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, the benchmark for this fund is: FTSE EPRA Nareit United States Index. The performance of some funds, other accounts or strategies may not be measured against a specific benchmark.
Discretionary Incentive Compensation – Messrs. Green and Pensky
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance is generally assessed over trailing 1-,3-, and 5-year periods relative to applicable benchmarks. The relative benchmarks for these portfolio managers are:
Portfolio Manager	Benchmarks

Philip Green	A combination of market based indices (Russell 1000, MSCI All Country World Index, ICE BofA 3-Month US T Bill), certain custom indices and certain fund industry peer groups.
Michael Pensky	A combination of market-based indices (MSCI EAFE, Russell 3000, Bloomberg U.S. Aggregate Bond Index, ICE BofA 3-Month US T Bill), certain customized indices and certain fund industry peer groups.
Discretionary Incentive Compensation – Messrs. Savage and Whitehead
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed-income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Messrs. Savage and Whitehead is not measured against a specific benchmark.
Distribution of Discretionary Incentive Compensation.
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits: In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($305,000 for 2022). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Green, Howard-Johnson, Pensky, Savage and Whitehead are eligible to participate in these plans.
United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the RSP is between 10% and 15% of eligible pay capped at £160,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.

The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Mr. Wilkinson is eligible to participate in these plans.
Singapore-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock Inc. has created a variety of incentive savings plans in which employees are eligible to participate, including the Singapore BlackRock Supplemental Retirement Plan (BSRP) and the Central Provident Fund (CPF) plan (mandatory retirement for Singapore nationals and Singapore Permanent Residents), BlackRock ORSO Retirement Plan (ORSO), and the BlackRock Employee Stock Purchase Plan (ESPP).
BlackRock contributes up to 10% of monthly salary to the BSRP and the CPF in total. BlackRock contributions follow the investment direction set by participants for their own contributions. The ORSO offers a range of investment options and the funds are managed by the firm. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Mr. Gillespie is eligible to participate in these plans.
Portfolio Manager Potential Material Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of these funds are not entitled to receive a portion of incentive fees of other accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Ownership of Securities
As of December 31, 2022, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).

Epoch Investment Partners, Inc. (“Epoch”)
Transamerica International Focus VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Michael E. Brown, CFA	0	$0	2	$409.59 million	0	$0
Alfred Li, CFA	1	$2.32 million	4	$687.27 million	3	$1.35 billion
Jeff Tiefenbach, CFA	2	$2.25 billion	6	$931.49 million	6	$2.25 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Michael E. Brown, CFA	0	$0	0	$0	0	$0
Alfred Li, CFA	0	$0	0	$0	0	$0
Jeff Tiefenbach, CFA	0	$0	0	$0	0	$0
Conflict of Interest
Epoch is a wholly-owned subsidiary of The Toronto-Dominion Bank.
Affiliates
Broker-Dealers
TD Securities Inc. (“TD Securities”), is a Canadian “investment dealer” registered in all provinces and territories of Canada and, as a wholly-owned subsidiary of The Toronto-Dominion Bank.
TD Securities (USA) LLC (“TDSI USA”), a broker-dealer registered with the SEC and a member of the Financial Industry Regulatory Authority (“FINRA”), is a wholly-owned subsidiary of The Toronto-Dominion Bank.
TD Private Client Wealth LLC (“TDPCW”), an affiliate dually registered with the SEC as a broker-dealer and investment adviser, and a member of FINRA, is a wholly-owned subsidiary of TD Bank, N.A., which itself is a wholly-owned subsidiary of The Toronto-Dominion Bank.
TD Waterhouse Canada Inc. (“TDWaterhouse”) is registered in all Canadian provinces and territories as a broker-dealer and is a member of the Investment Industry Regulatory Organization of Canada.
Investment Advisers
TD Asset Management Inc. is a wholly-owned subsidiary of The Toronto- Dominion Bank. TD Asset Management Inc. is registered as a “portfolio manager” in all Canadian provinces and territories and may also act as an exempt market dealer of securities.
TDPCW, described above, offers investment advisory services through several wrap programs.
TD Waterhouse Private Investment Counsel Inc. (“TDW PIC”) is registered in all Canadian provinces and territories as a portfolio manager. It may also act as an exempt market dealer of securities.
TD Bank, N.A., is a U.S. national bank subject to regulation by the Office of the Comptroller of the Currency (“OCC”) and, as an indirect wholly-owned subsidiary of The Toronto-Dominion Bank, a related person.
The Toronto-Dominion Bank, ultimate parent company, is a Canadian chartered bank regulated by the Canadian Office of the Superintendent of Financial Institutions.
Related and Connected Issuers
Related Issuers: An issuer of securities is “related” to us if, through ownership, or direction and control over voting securities, we exercise a controlling influence over that issuer or that issuer exercises a controlling influence over us or the same third party exercises a controlling influence over both us and the issuer.
Connected Issuers: An issuer is “connected” to us if, due to indebtedness or other relationships, a reasonable prospective purchaser might question if that issuer and we are independent of each other.
In carrying on business as an adviser or exempt market dealer, we may, with respect to securities of related issuers, and in the course of a distribution of securities of connected issuers:

(a) exercise discretionary authority to buy or sell these securities for your accounts;
(b) make recommendations regarding these securities to you; and/or
(c) sell units of pooled funds, or other similar collective investment vehicles, established, managed and distributed by us or by our affiliates, to clients.
We will carry out these services in the ordinary course of our business in accordance with our usual practices and procedures and in accordance with all applicable disclosure and other regulatory requirements. It is our policy to comply fully with all applicable securities laws and to make all required disclosures.
Connected Issuers
Epoch (and/or its directors, officers and other employees) may, from time to time, advise our clients with respect to the purchase or sale of, or provide advice about, securities issued by related and/or connected issuers to Epoch. Epoch will only engage in such activities if it is confident that they are in the best interests of its clients and are in compliance with all requirements imposed by applicable securities law and, where applicable, the particular client’s investment policy. The company does not solicit or deal with clients of Epoch nor do they directly compete with Epoch.
Epoch’s employees
i) Outside business activities
Epoch’s first obligation is to fulfill our fiduciary duty to our clients. In so doing, employees must not engage in activities, within or outside of the scope of their employment with Epoch, that conflict or can be perceived as conflicting with this duty.
ii) Personal trading
Employee trading is governed by Epoch’s Personal Trading Policy, a copy of which is available upon request. The key provisions of this policy with respect to personal trading are summarized as follows:
•
Prohibition on trading within a blackout period before and after the date on which a transaction in the same security is effected for an Epoch client.
•
Pre-clearance of all trading by the employee or family members or trading in accounts controlled by the employee, through a designate of the Chief Compliance Officer. Restrictions on investing in initial public offerings and private placements.
•
Prohibitions on short selling.
•
Prohibition on trading securities on a “Restricted List” of securities being traded or under consideration for trading by Epoch.
•
Minimum hold period.
•
Full disclosure of all securities trades and securities holdings.
•
Annual holdings report and attestations.
•
Employees are required to direct their brokers to provide personal account statements directly to Epoch Compliance.
iii) Insider trading
No Epoch employee, officer nor director may trade in a security, either personally or on behalf of Epoch clients, while in possession of material, non-public information regarding that security, nor may any employee, officer or director communicate material, non-public information to others in violation of the law. This conduct is commonly referred to as “insider trading.” Penalties for trading on or communicating material, non-public information are severe, both for individuals and their employers. An individual can be subject to penalties such as civil injunctions, damages, disgorgement of profits, jail sentences and fines, even if he/she did not personally benefit from the violation.
Epoch has established procedures to aid its employees, officers and directors in avoiding insider trading and to aid in detection and prevention of insider trading and sanctions if procedures are not followed.
For a more detailed description of potential conflicts of interest, please refer to the language from Epoch’s ADV Part 2.
Compensation
In addition to base salary and year-end discretionary variable compensation, there are a number of additional benefits in place including:

(1) retirement savings programs that enable employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan;
(2) incentive programs in which employees may participate subject to certain eligibility requirements; and
(3) In addition, key investment professionals (Vice President & Directors and Managing Directors) also receive TD shares as part of the Restricted Share Units (RSU) Plan. The purpose of this Plan is to encourage employees to increase their interest in TD's long-term success by awarding them “Units,” which provide future compensation related to the price of the common shares of TD.
Ownership of Securities
As of December 31, 2022, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).

Goldman Sachs Asset Management, L.P. (“GSAM”)
Transamerica Goldman Sachs 70/30 Allocation VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Neill Nuttall	34	$33.51 billion	28	$10.91 billion	132	$126.19 billion
Alexandra Wilson-Elizondo	30	$31.17 billion	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Neill Nuttall	0	$0	0	$0	2	$3.30 billion
Alexandra Wilson-Elizondo	0	$0	0	$0	0	$0
Transamerica Goldman Sachs Managed Risk – Balanced ETF VP
Transamerica Goldman Sachs Managed Risk – Conservative ETF VP
Transamerica Goldman Sachs Managed Risk – Growth ETF VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Neill Nuttall	32	$26.76 billion	28	$10.91 billion	132	$126.19 billion
Alexandra Wilson-Elizondo	28	$24.43 billion	0	$0	0	$0
Wael Younan	1	$519.7 million	1	$225.3 million	3	$2.15 billion
Siwen Wu	22	$12.05 billion	5	$2.58 billion	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Neill Nuttall	0	$0	0	$0	2	$3.30 billion
Alexandra Wilson-Elizondo	0	$0	0	$0	0	$0
Wael Younan	0	$0	0	$0	0	$0
Siwen Wu	0	$0	0	$0	0	$0
Conflict of Interest
GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”), a financial holding company. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to your portfolio and will, under certain circumstances, limit your portfolio’s investment activities. Goldman Sachs is a worldwide full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments, and individuals. Goldman Sachs acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds). In those and other capacities, Goldman Sachs advises and deals with clients and third parties in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account and for the accounts of clients and of its personnel. In addition, Goldman Sachs has direct and indirect interests in the global fixed-income, currency, commodity, equities, bank loan and other markets and the securities and issuers in which your portfolio may directly and indirectly invest. Thus, it is expected that your portfolio will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and affiliates perform or seek to perform investment banking or other services. As manager of your portfolio, GSAM receives management fees from the portfolio. In addition, GSAM’s affiliates may earn fees from relationships with your portfolio. Although these fees are generally based on asset levels, the fees are not directly contingent on portfolio performance, Goldman Sachs will still receive significant compensation from your portfolio even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of your portfolio and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as your portfolio. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of your portfolio. The results of your portfolio’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that your portfolio could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, your portfolio may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, your portfolio may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact your portfolio. In some cases, such adverse impacts may result from differences in timing of transactions by accounts relative to when your portfolio executes transactions in the same securities. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of your portfolio. Your portfolio’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by your portfolio, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend your portfolio or who engage in transactions with or for your portfolio.
For a more detailed description of potential conflicts of interest, please refer to the language from GSAM’s ADV Part 2.
Compensation
Compensation for GSAM Portfolio Managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each Portfolio Manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio Managers may be rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over one-, three- and five-year time horizons. The benchmark for the Transamerica Goldman Sachs 70/30 Allocation VP is the Transamerica 70/30 Allocation VP Blended Benchmark. The benchmark for the Transamerica Goldman Sachs Managed Risk – Balanced ETF VP is the Transamerica Goldman Sachs Managed Risk –Balanced ETF VP Blended Benchmark. The benchmark for the Transamerica Goldman Sachs Managed Risk – Conservative ETF VP is the Transamerica Goldman Sachs Managed Risk – Conservative ETF VP Blended Benchmark. The benchmark for the Transamerica Goldman Sachs Managed Risk – Growth ETF VP is the Transamerica Goldman Sachs Managed Risk – Growth ETF VP Blended Benchmark.
The discretionary variable compensation for Portfolio Managers is also significantly influenced by various factors, including: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameters and investment objectives of the fund. Other factors may also be considered including: (a) general client/shareholder orientation, and (b) teamwork and leadership.
As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, Portfolio Managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and, (2) for certain Portfolio Managers, performance-tracking (or “phantom”) shares of the GSAM mutual funds that they oversee or service. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the fund(s) that a portfolio manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a fund by, among other things, purchasing shares of the relevant fund(s).
Other Compensation: In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Ownership of Securities
As of December 31, 2022, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).

Great Lakes Advisors, LLC (“Great Lakes”)
Transamerica Great Lakes Advisors Large Cap Value VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Paul Roukis, CFA	4	$1.76 billion	1	$18.75 million	22	$1.42 billion
Jeff Agne	4	$1.76 billion	1	$18.75 million	33	$2.06 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Paul Roukis, CFA	1	$159.47 million	0	$0	0	$0
Jeff Agne	1	$159.47 million	0	$0	0	$0
Conflict of Interest
Great Lakes has established a Conflicts Committee, which is a sub-committee of the Risk Management Committee. The Conflicts Committee is delegated with the responsibility to conduct an appropriate review of, and make recommendations to, our management on the course of action for any conflict or potential conflict of interest that may arise in the conduct of our business and with respect to the accounts we advise.
In addressing potential conflicts of interest, we will consider, and will disclose to clients, the following issues, among others, and will also explain how we address each potential conflict of interest. This list provides examples of conflicts we face and is not exhaustive. The Conflicts Committee creates and maintains a comprehensive matrix of the conflicts we identify and manage.
A. Brokerage and Investment Discretion
1. Equitable Treatment of Accounts
We have a potential conflict of interest because we manage multiple client accounts in the same or similar investment strategies. In addition, we may receive performance-based compensation or higher management fees from certain client accounts, or we or our employees may have made investments in a client account, such as our commingled funds. Accordingly, we may be inclined have an incentive to favor certain accounts over others. Our Trade Order, Aggregation, and Allocation Policy is included in the Compliance Manual and is disclosed in our Form ADV Part 2A.
B. Personal Trading and Employee Activities
1. Personal Trading
We have a fiduciary obligation to ensure that our clients’ interests are put before the Employees’ personal interests with respect to personal trading. Accordingly, we adopted a general ban on personal trading of Covered Securities, subject to limited exceptions requiring pre-clearance. Our Personal Trading Policies and Procedures are included in the Compliance Manual and disclosed in our Form ADV Part 2A.
2. Outside Business Activities
Since we permit employees to engage in outside business activities, there is the potential that such activities will conflict with an employee’s duties to the Firm and our clients. Outside business activities may include circumstances where we conduct or may conduct business with an entity in which an employee has a personal interest. Our Policies and Procedures Regarding Outside Business Activities and Financial Interests are included in the Compliance Manual.
3. Business Gifts and Entertainment
Our employees may periodically provide to or receive gifts and business entertainment from clients, vendors, and other persons with whom we conduct or may conduct business. Gifts and entertainment may also be considered efforts to gain unfair advantages or may impair our ability to act in the best interests of our clients. We established a Gifts and Entertainment Policy, which is included in the Compliance Manual, to address these potential conflicts of interest.
4. Political Contributions
We and our employees may make, subject to certain pre-approval requirements, political contributions to officials of government entities who are in positions to influence the award of advisory business or to candidates for such office. Such political contributions may improperly influence a government entity’s decision to invest its assets with the Firm. We established Policies and Procedures against Pay-to-Play Practices, which are included in the Compliance Manual, to address these potential conflicts of interest.

5. Reporting Illegal or Unethical Behaviour
Unethical or illegal conduct on the part of employees can damage our reputation and impair our ability to meet our fiduciary duties to clients. Our policies and procedures regarding the reporting of illegal or unethical behavior by our employees are included in our Code of Ethics.
C. Insider Trading
Portfolio managers and other employees may receive, whether intentionally or inadvertently, material non-public information. We established Policies and Procedures to prevent Insider Trading, which are included in the Compliance Manual.
D. Value Added Investors
Our individual advisory clients and commingled fund investors may be executive officers or board members of publicly-traded companies or financial services companies such as hedge funds or private equity firms (collectively, “Value Added Investors”). Our clients are required to disclose in our investment management agreement or commingled fund subscription document whether they is a Value Added Investors, and if so, the companies associated with them. The Compliance Department maintains a list of any companies associated with Value Added Investors. In order to prevent potential trading conflicts or trading on material non-public information, a restriction is placed in our order management system on trading in securities of such companies associated with Value Added Investors. As a result, our investment team cannot trade client accounts in such securities without prior approval from the Compliance Department. In reviewing personal trading pre-approval requests, the Compliance Department will check the request against the Value Added Investor Companies list to identify potential conflicts. The inclusion of a security on the list may result in the denial of the pre-approval request.
E. Proxy Voting
We may be in a position where our interests conflict with the best interests of the client when determining how to vote client proxies. We established Proxy Voting Policies and Procedures, which are included in the Compliance Manual and disclosed in our Form ADV Part 2A, to address these potential conflicts of interest.
F. Pilot Accounts
We may face a potential conflict in allocation of investment opportunities to pilot (seeded) strategies where a substantially similar client-funded strategy is managed by the same portfolio management team.
Pilot strategies are seeded by our proprietary funds and/or our affiliates, and the portfolio managers seek to create an attractive track record in a pilot strategy. Therefore, there is a potential incentive for a portfolio manager to allocate the most attractive investment opportunities to pilot strategies potentially at a disadvantage to similar client-funded strategies. As of December 2020, there are no substantially similar pilot and client-funded strategies managed by the same portfolio managers. If such situation arises in the future, we will address the potential conflict and create appropriate controls.
G. Identification of Affiliated Persons/Entities
In order to identify potential conflicts of interests, we identify persons and entities who are affiliated with the Firm, including accounts and products in which we may have a proprietary interest. This list includes affiliates of Great Lakes and the affiliates of any Mutual Funds for which we serve as sub-advisor.
Compensation
Our investment professionals are eligible for attractive compensation packages comprised of base salaries, deferred bonuses in their investment strategies, as well annual bonus compensation. The deferred compensation aspect of an employee’s annual bonus allows senior leadership/investment personnel to invest in our strategies. We believe this increases an already strong retention rate and further strengthens our confidence in our investment process and philosophy. Bonuses vary and are ultimately determined by our CIO. Bonuses for investment professionals are based primarily on their contributions as portfolio managers and/or analysts, but also incorporate other intangibles contributing to our overall success.

Bonuses are based on both objective (measurable) and qualitative criteria:
Analyst Responsibilities	Portfolio Manager Responsibilities	Other
Objective	Objective	-Participation in business development.
-The relative performance of the stock recommendations.	-The portfolio’s performance relative to the respective benchmark as well as versus peers.	-Participation in business development
Qualitative	Qualitative	-Collaboration with team members.
-Thoughtfulness in stock analysis.	-Consideration of our rigorous risk controls.	-Long-term potential contribution.
-Adherence to our disciplined research process.
Ownership of Securities
As of December 31, 2022, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).

Janus Henderson Investors US LLC (“Janus”)
Transamerica Janus Balanced VP
Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jeremiah Buckley, CFA	5	$37.76 billion	4	$6.81 billion	4	$76.92 million
Michael Keough	7	$35.77 billion	9	$8.25 billion	17	$3.41 billion
Greg Wilensky, CFA	7	$35.78 billion	8	$7.9 billion	9	$988.43 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jeremiah Buckley, CFA	0	$0	0	$0	0	$0
Michael Keough	0	$0	0	$0	0	$0
Greg Wilensky, CFA	0	$0	0	$0	0	$0
Transamerica Janus Mid-Cap Growth VP
Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Brian Demain, CFA	5	$19.5 billion	0	$0	8	$1.63 billion
Cody Wheaton, CFA	5	$19.5 billion	0	$0	8	$1.63 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brian Demain, CFA	0	$0	0	$0	0	$0
Cody Wheaton, CFA	0	$0	0	$0	0	$0
*For any co-managed accounts, the assets reflect total account assets.
Conflict of Interest
As shown in the table above, portfolio managers and investment personnel (for the purposes of this section, are together referred to as “portfolio managers”) generally manage other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the Funds. Those other accounts may include separately managed accounts, model or emulation accounts, Janus Henderson mutual funds and ETFs, private-label funds for which the Adviser or an affiliate serves as subadviser, or other Janus Henderson pooled investment vehicles, such as hedge funds, which may have different fee structures or rates than a Fund or may have a performance-based management fee. The Adviser or an affiliate may also proprietarily invest in or provide seed capital to some but not all of these accounts. In addition, portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, portfolio managers (or their family members) may beneficially own or transact in the same securities as those held in a Fund’s portfolio. Moreover, certain portfolio managers also have other roles at Janus Henderson (e.g., research analyst) and receive compensation attributable to the other roles. Certain portfolio managers also have roles with an affiliate of the Adviser, and provide advice on behalf of the Adviser through participating affiliate agreements, and receive compensation attributable to other roles. These factors could create conflicts of interest between the portfolio managers and the Funds because portfolio managers may have incentives to favor one or more accounts over others or one role over another in the allocation of time, resources, or investment opportunities and the sequencing of trades, resulting in the potential for the Fund to be disadvantaged relative to one or more other accounts. A conflict of interest between the Funds and other clients, including one or more Funds, may arise if a portfolio manager identifies a limited investment opportunity that may be appropriate for a Fund, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by the portfolio manager. A conflict may also arise if a portfolio manager executes transactions in one or more accounts that adversely impact the value of securities held by a Fund.
The Adviser believes that these and other conflicts are mitigated by policies, procedures, and practices in place, including those governing personal trading, proprietary trading and seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best execution. In addition, the Adviser generally requires portfolio managers to manage accounts with similar investment strategies in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. The Adviser monitors accounts with similar strategies for any holdings, risk, or performance dispersion or unfair treatment. The Adviser and its affiliates generate trades throughout the day, depending on the volume of orders received from investment personnel, for all of its clients using trade system software. Trades are pre-allocated to individual clients and submitted to selected brokers via electronic files, in alignment with the Adviser’s best execution policy. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. In addition, the Adviser has adopted trade allocation procedures that govern allocation of securities among various Janus Henderson accounts. Trade allocation and personal trading are described in further detail under “Additional Information About the Adviser.”
The Adviser manages the Funds and the Janus Henderson “funds of funds,” which are funds that invest primarily in other Janus Henderson funds. Because the Adviser manages the Janus Henderson “funds of funds” and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such Funds. For example, the Adviser has a conflict of interest in selecting investments for a Fund because the underlying funds, unlike unaffiliated investment companies, pay fees to the Adviser, and the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. Further, the Janus Henderson “funds of funds” investments have been and may continue to be a significant portion of the investments in other Janus Henderson funds, allowing the Adviser the opportunity to recoup expenses it previously waived or reimbursed for a Fund, or to reduce the amount of seed capital investment needed by the Adviser for the Janus Henderson funds.
Compensation
The following describes the structure and method of calculating a portfolio manager’s compensation as of December 31, 2022.The portfolio managers and co-portfolio managers (if applicable), and the Director of Research (“portfolio manager” or “portfolio managers”) are compensated for managing a fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.
Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.
Variable Compensation: A portfolio manager’s variable compensation is discretionary and is determined by investment team management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus’ pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-,three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.
Performance fees: The firm receives performance fees in relation to certain funds depending on outperformance of the fund against pre-determined benchmarks. Performance fees are shared directly with the investment professional in two instances; on a discretionary basis, if the fees were generated by one of five specific investment trusts, and on a formulaic basis, if there is a contractual agreement in place.
The discretionary performance fee sharing incentives are funded from within the profit pools and subject to the same risk adjustment, review, and standard deferral arrangements that apply to the discretionary funding frameworks.
Deferrals/Firm Ownership: All employees are subject to Janus’ standard deferral arrangements which apply to variable incentive awards. Deferral rates apply to awards that exceed a minimum threshold, rates of deferral increase for larger incentive awards. Deferred awards vest in three equal instalments over a 3-year period and are delivered into JHG restricted stock and/or funds. Certain portfolio managers may be eligible to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Programs.
Ownership of Securities
As of December 31, 2022, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).

J.P. Morgan Investment Management Inc. (“JP Morgan”)
Transamerica JPMorgan Asset Allocation – Conservative VP
Portfolio Manager	Registered Investment Companies[1]		Other Pooled Investment Vehicles[1]		Other Accounts[1]
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Matthew Cummings, CFA	1	$928.53 million	0	$0	0	$0
Michael Feser, CFA	12	$21.76 billion	3	$1.02 billion	8	$2.21 billion
Jeff Geller, CFA	38	$71.03 billion	46	$52.30 billion	18	$27.72 billion
Grace Koo	9	$16.52 billion	1	$211.19 million	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Matthew Cummings, CFA	0	$0	0	$0	0	$0
Michael Feser, CFA	0	$0	0	$0	0	$0
Jeff Geller, CFA	0	$0	0	$0	1	$432.94 million
Grace Koo	0	$0	0	$0	0	$0
1
The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Transamerica JPMorgan Asset Allocation – Growth VP
Portfolio Manager	Registered Investment Companies[1]		Other Pooled Investment Vehicles[1]		Other Accounts[1]
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Matthew Cummings, CFA	1	$875.37 million	0	$0	0	$0
Michael Feser, CFA	12	$21.81 billion	3	$1.02 billion	8	$2.21 billion
Jeff Geller, CFA	38	$71.09 billion	46	$52.30 billion	18	$27.72 billion
Grace Koo	9	$16.57 billion	1	$211.19 million	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Matthew Cummings, CFA	0	$0	0	$0	0	$0
Michael Feser, CFA	0	$0	0	$0	0	$0
Jeff Geller, CFA	0	$0	0	$0	1	$432.94 million
Grace Koo	0	$0	0	$0	0	$0
1
The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Transamerica JPMorgan Asset Allocation – Moderate Growth VP
Portfolio Manager	Registered Investment Companies[1]		Other Pooled Investment Vehicles[1]		Other Accounts[1]
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Matthew Cummings, CFA	1	$3.58 billion	0	$0	0	$0
Michael Feser, CFA	12	$19.11 billion	3	$1.02 billion	8	$2.21 billion
Jeff Geller, CFA	38	$68.39 billion	46	$52.30 billion	18	$27.72 billion
Grace Koo	9	$13.87 billion	1	$211.19 million	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Matthew Cummings, CFA	0	$0	0	$0	0	$0
Michael Feser, CFA	0	$0	0	$0	0	$0
Jeff Geller, CFA	0	$0	0	$0	1	$432.94 million
Grace Koo	0	$0	0	$0	0	$0
1
The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.

Transamerica JPMorgan Asset Allocation – Moderate VP
Portfolio Manager	Registered Investment Companies[1]		Other Pooled Investment Vehicles[1]		Other Accounts[1]
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Matthew Cummings, CFA	1	$5.34 billion	0	$0	0	$0
Michael Feser, CFA	12	$17.34 billion	3	$1.02 billion	8	$2.21 billion
Jeff Geller, CFA	38	$66.62 billion	46	$52.30 billion	18	$27.72 billion
Grace Koo	9	$12.10 billion	1	$211.19 million	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Matthew Cummings, CFA	0	$0	0	$0	0	$0
Michael Feser, CFA	0	$0	0	$0	0	$0
Jeff Geller, CFA	0	$0	0	$0	1	$432.94 million
Grace Koo	0	$0	0	$0	0	$0
1
The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Transamerica JPMorgan Enhanced Index VP
Portfolio Manager	Registered Investment Companies[1]		Other Pooled Investment Vehicles[1]		Other Accounts[1]
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Tim Snyder, CFA	8	$22.59 billion	5	$2.98 billion	10	$10.17 billion
Raffaele Zingone, CFA	13	$53.25 billion	12	$8.26 billion	11	$10.96 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Tim Snyder, CFA	0	$0	0	$0	5	$1.14 billion
Raffaele Zingone, CFA	0	$0	0	$0	5	$1.14 billion
1
The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Transamerica JPMorgan International Moderate Growth VP
Portfolio Manager	Registered Investment Companies[1]		Other Pooled Investment Vehicles[1]		Other Accounts[1]
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Matthew Cummings, CFA	1	$438.15 million	0	$0	0	$0
Michael Feser, CFA	12	$22.25 billion	3	$1.02 billion	8	$2.21 billion
Jeff Geller, CFA	38	$71.53 billion	46	$52.30 billion	18	$27.72 billion
Grace Koo	0	$0	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Matthew Cummings, CFA	0	$0	0	$0	0	$0
Michael Feser, CFA	0	$0	0	$0	0	$0
Jeff Geller, CFA	0	$0	0	$0	1	$432.94 million
Grace Koo	0	$0	0	$0	0	$0
1
The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.

Transamerica JPMorgan Mid Cap Value VP
Portfolio Manager	Registered Investment Companies[1]		Other Pooled Investment Vehicles[1]		Other Accounts[1]
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Lawrence Playford, CFA	4	$16.74 billion	1	$76 million	33	$2.63 billion
Jonathan K. L. Simon	8	$26.58 billion	2	$1.57 billion	55	$8.85 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Lawrence Playford, CFA	0	$0	0	$0	0	$0
Jonathan K. L. Simon	0	$0	0	$0	0	$0
1
The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Transamerica JPMorgan Tactical Allocation VP
Portfolio Manager	Registered Investment Companies[1]		Other Pooled Investment Vehicles[1]		Other Accounts[1]
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Michael Feser, CFA	13	$22.61 billion	3	$1.02 billion	8	$2.21 billion
Gary Herbert, CFA	11	$19.61 billion	22	$31.51 billion	6	$3.46 billion
Morgan Moriarty, CFA	10	$9.48 billion	3	$1.45 billion	40	$9.18 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Michael Feser, CFA	0	$0	0	$0	0	$0
Gary Herbert, CFA	0	$0	0	$0	1	$2.34 billion
Morgan Moriarty, CFA	0	$0	0	$0	2	$2.60 billion
1
The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Transamerica Multi-Managed Balanced VP
Portfolio Manager	Registered Investment Companies[1]		Other Pooled Investment Vehicles[1]		Other Accounts[1]
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Tim Snyder, CFA	8	$23.25 billion	5	$2.98 billion	10	$10.17 billion
Raffaele Zingone, CFA	13	$53.91 billion	12	$8.26 billion	11	$10.96 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Tim Snyder, CFA	0	$0	0	$0	5	$1.14 billion
Raffaele Zingone, CFA	0	$0	0	$0	5	$1.14 billion
1
The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Conflict of Interest
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)'s and its affiliates clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.
JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan's or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manages to participate in an offering to increase JP Morgan's or its affiliates’ overall allocation of securities in that offering.
A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the fund invests, JP Morgan or its affiliates could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the fund’s objectives.
The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures that seek to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders received in the same security and within a reasonable time period from a market event (e.g., a change in a security rating) are continuously aggregated on the appropriate trading desk so that new orders are aggregated with current outstanding orders, consistent with JPMorgan’s duty of best execution for its clients. However, there are circumstances when it may be appropriate to execute the second order differently due to other constraints or investment objectives. Such exceptions often depend on the asset class. Examples of these exceptions, particularly in the fixed-income area, are sales to meet redemption deadlines or orders related to less liquid assets.
If aggregated trades are fully executed, accounts participating in the trade will typically be allocated their pro rata share on an average price basis. Partially filled orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. Use of average price for execution of aggregated trade orders is particularly true in the equity area. However, certain investment strategies, such as the use of derivatives, or asset classes, such as fixed-income that use individual trade executions due to the nature of the strategy or supply of the security, may not be subject to average execution price policy and would receive the actual execution price of the transaction. Additionally, some accounts may be excluded from pro rata allocations. Accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. Deviations from pro rata allocations are documented by the business. JPMorgan attempts to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.
JP Morgan faces a conflict of interest in allocating the assets of Transamerica JPMorgan Asset Allocation - Conservative VP, Transamerica JPMorgan Asset Allocation - Growth VP, Transamerica JPMorgan Asset Allocation - Moderate Growth VP, Transamerica JPMorgan Asset

Allocation - Moderate VP, and Transamerica JPMorgan International Moderate Growth VP (each a “portfolio”) because the underlying portfolios in which the portfolio invests include Transamerica Funds sub-advised by JP Morgan. Consistent with the portfolio’s objective and strategies, JP Morgan is permitted to invest any portion of a portfolio’s assets in underlying portfolios which it sub-advises. JP Morgan will receive additional fees when it allocates portfolio assets to an underlying portfolio it sub-advises. This conflict could provide JP Morgan with an incentive to allocate portfolio assets to an underlying portfolio it sub-advises rather than to another underlying portfolio investing in the same asset class sub-advised by another sub-adviser. Or, JP Morgan may have an incentive to increase a portfolio’s allocation to an asset class for which the only underlying portfolio is one which it sub-advises.
JP Morgan also faces a potential conflict of interest in allocating the assets of the portfolio when JP Morgan has business relationships with other sub-advisers of underlying portfolios in which the portfolio invests or with affiliates of those sub-advisers. Allocating portfolio assets to underlying portfolios managed by such sub-advisers may help to enhance JP Morgan’s relationships with such sub-advisers or their affiliates.
Compensation
JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
The Firm’s disciplined pay-for-performance framework focuses on Total Compensation – base salary and incentive pay - so that pay is commensurate with the overall performance of the Firm, respective businesses and individual performance. This includes a balanced discretionary approach to assess the employee’s performance throughout the year against four broad dimensions - business results, client/customer/stakeholder, teamwork and leadership, and risk, controls and conduct. These performance dimensions appropriately consider short, medium and long-term priorities that drive sustained shareholder value, while accounting for risk, controls, and conduct objectives. To promote a proper pay-for-performance alignment, the Firm does not assign relative weightings to these dimensions and also considers other relevant factors, including market practices. When conducting this balanced assessment of performance, for select employees in the Portfolio Management population, regard is given to the performance of relevant funds/strategies. Each Portfolio Manager’s performance is evaluated annually based on a number of factors, including, but not limited to:
•
The primary consideration which is blended investment performance relative to the competitive indices or peers over one, three, five and ten year periods, with investment performance generally weighted more to the long term;
•
individual contribution relative to the client’s risk and return objectives; and
•
adherence with the Firm’s compliance, risk, regulatory and client fiduciary responsibilities, including adherence to the Sustainability Risk Integration Policy – J.P. Morgan Asset Management, as applicable, which contains relevant Environmental, Social and Corporate Governance (“ESG”) factors that are intended to guide investment decision-making.
Ownership of Securities
As of December 31, 2022, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).

Madison Asset Management, LLC (“Madison”)
Transamerica Madison Diversified Income VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
John Brown, CFA	4	$687.28 million	0	$0	103	$212.10 million
Drew Justman, CFA	6	$980.65 million	0	$0	105	$505.48 million
Chris Nisbet, CFA	3	$247.28 million	0	$0	1,278	$1.04 billion
Allen Olson, CFA	5	$459.03 million	0	$0	600	$262.02 million
Mike Sanders	6	$535.32 million	0	$0	5,538	$7.50 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
John Brown, CFA	0	$0	0	$0	0	$0
Drew Justman, CFA	0	$0	0	$0	0	$0
Chris Nisbet, CFA	0	$0	0	$0	0	$0
Allen Olson, CFA	0	$0	0	$0	0	$0
Mike Sanders	0	$0	0	$0	0	$0
Conflict of Interest
Potential conflicts of interest may arise because Madison engages in portfolio management activities for clients other than the funds. For example, portfolio managers at Madison and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of wealthy individuals as well as institutions such as pension funds, colleges and universities, insurance companies and foundations), subadvised accounts that we manage for other investment advisers and model accounts for which we only provide recommendations to our clients and do not have discretion to actually trade the accounts.
Our portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. Likewise, we may purchase securities for one portfolio and sell the same security from another. To address the potential conflicts that occur as a result, Madison adopted a variety of portfolio security aggregation, brokerage and trade allocation policies which are designed to provide reasonable assurance that buy and sell opportunities are allocated fairly among clients. Likewise, Madison has policies to address “cross selling” from one account to another. In this manner, we seek to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation” section, below, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.
Compensation
Madison believes portfolio managers should receive compensation for the performance of the funds they manage, their individual effort, and the overall profitability of the firm. As members of the investment teams, portfolio managers receive a base salary, are included in the investment team’s incentive compensation plan (ICP), and have the potential for equity ownership in the firm. The amount of firm equity any portfolio manager may acquire is at the discretion of the Board of Directors of Madison Investment Holdings, Inc. which considers a variety of factors including, for example, seniority, responsibility, and longevity.
With regard to ICP, portfolio managers receive up to 25% of the annual revenue of their respective investment strategy. Eighty percent (80%) of the ICP pool is paid to the investment team that manages each respective investment strategy and 20% is subjective, based largely on performance against benchmark, with consideration given to team dynamics within each respective investment strategy.
The intention of the 25% revenue model is to focus our portfolio managers on delivering consistent performance which in turn drives long-term assets under management and revenue growth for the firm. Madison believes that taking a long-term approach better aligns the interests of shareholders of the funds, our clients, the investment teams, and our firm.
There is no difference in the way the firm compensates portfolio managers for managing a mutual fund or a private client account (or any other type of account). Instead, compensation is based on the entire employment relationship, not on the performance of any single account or type of account.
Ownership of Securities
As of December 31, 2022, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).

Milliman Financial Risk Management LLC
Transamerica American Funds Managed Risk VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Adam Schenck, CFA	34	$30.5 billion	3	$321 million	0	$0
Maria Schiopu, CFA	124	$30.1 billion	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Adam Schenck, CFA	0	$0	0	$0	0	$0
Maria Schiopu, CFA	0	$0	0	$0	0	$0
Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Adam Schenck, CFA	34	$30.5 billion	3	$321 million	0	$0
Maria Schiopu, CFA	124	$30.1 billion	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Adam Schenck, CFA	0	$0	0	$0	0	$0
Maria Schiopu, CFA	0	$0	0	$0	0	$0
Conflicts of Interest
Actual or apparent conflicts of interest may arise in connection with the day-to-day management of the portfolios and other accounts because the portfolio managers manage other accounts. The management of the portfolios and other accounts may result in unequal time and attention being devoted to the portfolios and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the portfolios, whereby the portfolio managers could favor one account over another. Further, a potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of portfolios’ trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the portfolios. These potential conflicts of interest could create the appearance that the portfolio managers are favoring one investment vehicle over another.
Compensation Overview
Portfolio managers are paid competitive salaries by the sub-adviser. Portfolio managers may receive bonuses based on qualitative considerations, such as an individual’s contribution to the organization, and performance reviews in relation to job responsibilities. Bonuses paid to the portfolio managers are also based in part on the profitability of the investment adviser. Investment professionals may participate in profit-sharing plans.
Ownership of Securities
As of December 31, 2022, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).

Morgan Stanley Investment Management Inc. (“Morgan Stanley”)
Transamerica Morgan Stanley Capital Growth VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Dennis P. Lynch	24	$12.75 billion	34	$9.94 billion	16	$3.93 billion
Sam G. Chainani, CFA	23	$12.74 billion	31	$9.87 billion	15	$3.88 billion
Jason C. Yeung, CFA	23	$12.74 billion	31	$9.87 billion	15	$3.88 billion
David S. Cohen	23	$12.74 billion	31	$9.87 billion	15	$3.88 billion
Armistead B. Nash	23	$12.74 billion	31	$9.87 billion	15	$3.88 billion
Alexander T. Norton	23	$12.74 billion	31	$9.87 billion	15	$3.88 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Dennis P. Lynch	0	$0	0	$0	2	$172.90 million
Sam G. Chainani, CFA	0	$0	0	$0	2	$172.90 million
Jason C. Yeung, CFA	0	$0	0	$0	2	$172.90 million
David S. Cohen	0	$0	0	$0	2	$172.90 million
Armistead B. Nash	0	$0	0	$0	2	$172.90 million
Alexander T. Norton	0	$0	0	$0	2	$172.90 million
Transamerica Morgan Stanley Global Allocation VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Cyril Moullè-Berteaux	6	$1.86 billion	8	998.30 million	9	5.91 billion
Mark Bavoso	6	$1.86 billion	7	$992.21 million	8	$5.85 billion
Sergei Parmenov	6	$1.86 billion	8	998.30 million	8	$5.85 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Cyril Moullè-Berteaux	0	$0	0	$0	2	$2.65 billion
Mark Bavoso	0	$0	0	$0	2	$2.65 billion
Sergei Parmenov	0	$0	0	$0	2	$2.65 billion
Conflict of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a portfolio. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with the Morgan Stanley Funds, any new or successor funds, programs, accounts or businesses (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the ‘‘MS Investment Accounts”, and, together with the Eaton Vance Investment Accounts, the “Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a portfolio’s investment objectives and present conflicts of interest. In addition, Morgan Stanley or the Adviser may also from time to time create new or successor Affiliated Investment Accounts that may compete with a portfolio and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of portfolio shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
The discussions below with respect to actual, apparent and potential conflicts of interest also may be applicable to or arise from the Eaton Vance Investment Accounts whether or not specifically identified.
Material Non-Public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. The Adviser may also from time to time be subject to contractual ‘‘stand-still’’

obligations and/or confidentiality obligations that may restrict its ability to trade in certain investments on a portfolio’s behalf. In addition, the Adviser may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made on behalf of a portfolio, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with the Adviser or its affiliates unrelated to that of a portfolio. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, the Adviser’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that the Adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.
The Adviser may restrict its investment decisions and activities on behalf of the portfolios in various circumstances, including because of applicable regulatory requirements or information held by the Adviser or Morgan Stanley. The Adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, a portfolio due to Morgan Stanley’s activities outside the portfolios. In instances where trading of an investment is restricted, the Adviser may not be able to purchase or sell such investment on behalf of a portfolio, resulting in the portfolio’s inability to participate in certain desirable transactions. This inability to buy or sell an investment could have an adverse effect on a portfolio’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted. Also, in situations where the Adviser is required to aggregate its positions with those of other Morgan Stanley business units for position limit calculations, the Adviser may have to refrain from making investments due to the positions held by other Morgan Stanley business units or their clients. There may be other situations where the Adviser refrains from making an investment due to additional disclosure obligations, regulatory requirements, policies, and reputational risk, or the Adviser may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution capacity.
Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the Adviser generally will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley and generally will not manage the portfolios with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the portfolios in a manner that may be adverse to the portfolios, and will not have any obligation or other duty to share information with the Adviser.
In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, Morgan Stanley personnel, including personnel of the Adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the portfolios (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for a portfolio in the absence of a wall crossing). In managing conflicts of interest that arise because of the foregoing, the Adviser generally will be subject to fiduciary requirements. The Adviser may also implement internal information barriers or ethical walls, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the Adviser will also apply internally within the Adviser. As a result, a portfolio may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been able to do so, which could adversely affect a portfolio. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the Adviser, the Adviser limits an activity or transaction for a portfolio, including if the portfolio is managed by a portfolio management team other than the team holding such information.
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a portfolio or its shareholders. A portfolio’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a portfolio and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts.
Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to a portfolio beforehand. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within a portfolio’s investment objectives. A portfolio may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to a portfolio and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to a portfolio’s advantage. There can be no assurance that a portfolio will have an opportunity to participate in certain opportunities that fall within their investment objectives.
To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the portfolios, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser. Each client of the Adviser that is subject to the allocation policies and procedures, including each portfolio, is assigned an investment team and portfolio manager(s) by the Adviser. The investment team and portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of a portfolio.
It is possible that Morgan Stanley or an Affiliated Investment Account, including another Morgan Stanley Fund, will invest in or advise (in the case of Morgan Stanley) a company that is or becomes a competitor of a company of which a portfolio holds an investment. Such investment could create a conflict between the portfolio, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with a portfolio.
In addition, certain investment professionals who are involved in a portfolio’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the Adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with a portfolio’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for a portfolio.
It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in a portfolio may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.
Different clients of the Adviser, including a portfolio, may invest in different classes of securities of the same issuer, depending on the respective clients’ investment objectives and policies. As a result, the Adviser and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such class of securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the Adviser and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by the Adviser or its affiliates on behalf of one client can negatively impact securities held by another client. These conflicts also exist as between the Adviser’s clients, including the portfolios, and the Affiliated Investment Accounts managed by Eaton Vance.
The Adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, a portfolio even though such other clients’ investment objectives may be similar to those of the portfolio.
The Adviser and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts, including client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. The Adviser and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, the Adviser invests on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including a portfolio. At times, the Adviser may give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given or action taken for any client.
From time to time, conflicts also arise due to the fact that certain securities or instruments may be held in some client accounts, including a portfolio, but not in others, or that client accounts may have different levels of holdings in certain securities or instruments. In addition, due to differences in the investment strategies or restrictions among client accounts, the Adviser may take action with respect to one account that differs from the action taken with respect to another account. In some cases, a client account may compensate the Adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the Adviser in the allocation of management time, resources and investment opportunities. The Adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the Adviser’s trading practices, including, among other things, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.
In addition, at times an investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. The Adviser’s investment teams also advise clients with conflicting programs, objectives or strategies. These conflicts also exist as between the Adviser’s clients, including the portfolios, and the Affiliated Investment Accounts managed by Eaton Vance.
Morgan Stanley and its affiliates maintain separate trading desks that operate independently of each other and do not share information with the Adviser. The Morgan Stanley and affiliate trading desks may compete against the Adviser trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts to pay more or receive less for a security than other Affiliated Investment Accounts.
Investments by Separate Investment Departments. The entities and individuals that provide investment-related services for the portfolio and certain other MS Investment Accounts (the “MS Investment Department”) may be different from the entities and individuals that provide investment-related services to Eaton Vance Investment Accounts (the “Eaton Vance Investment Department” and, together with the MS Investment Department, the “Investment Departments”). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment-related matters. The sharing of information and resources between the Investment Departments is designed to further increase the knowledge and effectiveness of each Investment Department. Because each Investment Department generally makes investment decisions and executes trades independently of the other, the quality and price of execution, and the performance of investments and accounts, can be expected to vary. In addition, each Investment Department may use different trading systems and technology and may employ differing investment and trading strategies. As a result, an Eaton Vance Investment Account could trade in advance of the portfolio (and vice versa), might complete trades more quickly and efficiently than the portfolio, and/or achieve different execution than the portfolio on the same or similar investments made contemporaneously, even when the Investment Departments shared research and viewpoints that led to that investment decision. Any sharing of information or resources between the Investment Department servicing the portfolio and the Eaton Vance Investment Department may result, from time to time, in the portfolio simultaneously or contemporaneously seeking to engage in the same or similar transactions as an account serviced by the other Investment Department and for which there are limited buyers or sellers on specific securities, which could result in less favorable execution for the portfolio than such Affiliated Investment Account. The MS Investment Department will not knowingly or intentionally cause the portfolio to engage in a cross trade with an account serviced by the Eaton Vance Investment Department, however, subject to applicable law and internal policies and procedures, the portfolio may conduct cross trades with other accounts serviced by the MS Investment Department. Although the MS Investment Department may aggregate the portfolio’s trades with trades of other accounts serviced by the MS Investment Department, subject to applicable law and internal policies and procedures, there will be no aggregation or coordination of trades with accounts serviced by the Eaton Vance Investment Department, even when both Investment Departments are seeking to acquire or dispose of the same investments contemporaneously.
Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the portfolios, to certain Financial Intermediaries (which may include affiliates of the Adviser and the Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the portfolios and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to a Financial Intermediary for, among other things, promoting the sale and distribution of portfolio shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a Financial Intermediary, granting the Distributor access to a Financial Intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a Financial Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the portfolios. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the portfolios and/or some or all other Morgan Stanley Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the portfolios and/or some or all other Morgan Stanley Funds), a portfolio’s advisory fee, some other agreed upon amount or other measures as determined from time to time by the Adviser and/or the Distributor. The amount of these payments may be different for different Financial Intermediaries.
The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the portfolios over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the portfolios or the amount that the portfolios receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to portfolio shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of a portfolio’s investment, or restricts the type of governance or voting rights it acquires or exercises, where a portfolio (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a portfolio’s holdings, although these activities could have an adverse impact on the value of one or more of the portfolio’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to that of a portfolio. Furthermore, from time to time, the Adviser or its affiliates may invest “seed” capital in a portfolio, typically to enable the portfolio to commence investment operations and/or achieve sufficient scale. The Adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a portfolio.
Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to a portfolio. These businesses may encompass, among other things, principal trading activities as well as principal investing.
Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a portfolio’s interests.
Subject to the limitations of applicable law, a portfolio may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a portfolio and with respect to investments that a portfolio may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a portfolio. Morgan Stanley may give advice and provide recommendations to persons competing with a portfolio and/or any of a portfolio’s investments that are contrary to the portfolio’s best interests and/or the best interests of any of its investments.
Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a portfolio’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a portfolio’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.
To the extent that Morgan Stanley advises creditor or debtor companies in the financial restructuring of companies either prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, the Adviser’s flexibility in making investments in such restructurings on a portfolio’s behalf may be limited.
Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis a portfolio’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.
To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which a portfolio invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the Adviser) with a portfolio, and any advisory fees payable will not be reduced thereby.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a portfolio may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.
The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the portfolios. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, a portfolio may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.
Morgan Stanley’s Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which a portfolio may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, a portfolio may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with the Adviser or the portfolios. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which a portfolio has an investment may be adverse to the Adviser’s or a portfolio’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in the Adviser’s or a portfolio’s best interests.
Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a portfolio, its shareholders or the entities in which the portfolio invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a portfolio.
In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the Adviser on a portfolio’s behalf.
Principal Investments. To the extent permitted by applicable law, there may be situations in which a portfolios’ interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.
Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which a portfolio may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a portfolio invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the Morgan Stanley Funds, investment vehicles and accounts (which may or may not include a portfolio) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Morgan Stanley Funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a portfolio or offset advisory fees payable.
Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when a portfolio invests in certain companies or other entities, other funds affiliated with the Adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the Adviser may invest in the companies or other entities in which a portfolio has made an investment. Under such circumstances, a portfolio and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by a portfolio are different from (or take priority over) those held by such other funds, the Adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by a portfolio.
Allocation of Expenses. Expenses may be incurred that are attributable to a portfolio and one or more other Affiliated Investment Accounts (including in connection with issuers in which a portfolio and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The Adviser and its affiliates intend to allocate such common expenses among a portfolio and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as the Adviser deems to be fair and equitable or in such other manner as may be required by applicable law.
Temporary Investments. To more efficiently invest short-term cash balances held by a portfolio, the Adviser may invest such balances on an overnight “sweep” basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be the Adviser (or an affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act. In such a case, the affiliated investment adviser may receive asset-based fees in respect of a portfolio’s investment (which will reduce the net return realized by a portfolio).
Transactions with Affiliates. The Adviser and any investment sub-adviser might purchase securities from underwriters or placement agents in which a Morgan Stanley affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither the Adviser nor any investment sub-adviser will purchase securities on behalf of a portfolio from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the Adviser on behalf of a portfolio from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when the portfolios use service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.
General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.
Compensation
Portfolio Manager Compensation Structure
Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.
Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.
Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.
Incentive compensation may include:
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Cash Bonus.
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Deferred Compensation:
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A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.
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IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by Investment Management. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.
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Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Investment Management compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:
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Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager
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Revenue and profitability of the Firm
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Return on equity and risk factors of both the business units and Morgan Stanley
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Assets managed by the portfolio manager
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External market conditions
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New business development and business sustainability
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Contribution to client objectives
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Individual contribution and performance
Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.
Other Accounts Managed by the Portfolio Managers
Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub- Advisers may receive fees from certain accounts that are higher than the fee it receives from the portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the portfolio. In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Advisers have proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s and/or Sub-Advisers’ employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser and/or Sub-Advisers manage accounts that engage in short sales of securities of the type in which the portfolio invests, the Adviser and/or Sub-Advisers could be seen as harming the performance of the portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and/or Sub-Advisers have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.
Ownership of Securities
As of December 31, 2022, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).

Pacific Investment Management Company LLC (“PIMCO”)
Transamerica PIMCO Tactical – Balanced VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Michael Cudzil	23	$24.57 billion	12	$8.91 billion	67	$27.08 billion
Mohit Mittal	30	$98.15 billion	25	$35.98 billion	152	$81.94 billion
Graham A. Rennison	16	$12.08 billion	8	$1.87 billion	0	$0
Paul-James (“PJ”) White	5	$3.92 billion	5	$1.30 billion	1	$330.78 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Michael Cudzil	0	$0	2	$7 billion	6	$1 billion
Mohit Mittal	0	$0	4	$5.16 billion	11	$2.47 billion
Graham A. Rennison	0	$0	3	$828.51 million	0	$0
Paul-James (“PJ”) White	0	$0	1	$259.52 million	0	$0
Transamerica PIMCO Tactical – Conservative VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Michael Cudzil	23	$24.75 billion	12	$8.91 billion	67	$27.08 billion
Mohit Mittal	30	$98.33 billion	25	$35.98 billion	152	$81.94 billion
Graham A. Rennison	16	$12.26 billion	8	$1.87 billion	0	$0
Paul-James (“PJ”) White	5	$4.1 billion	5	$1.30 billion	1	$330.78 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Michael Cudzil	0	$0	2	$7 billion	6	$1 billion
Mohit Mittal	0	$0	4	$5.16 billion	11	$2.47 billion
Graham A. Rennison	0	$0	3	$828.51 million	0	$0
Paul-James (“PJ”) White	0	$0	1	$259.52 million	0	$0
Transamerica PIMCO Tactical – Growth VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Michael Cudzil	23	$24.68 billion	12	$8.91 billion	67	$27.08 billion
Mohit Mittal	30	$98.27 billion	25	$35.98 billion	152	$81.94 billion
Graham A. Rennison	16	$12.20 billion	8	$1.87 billion	0	$0
Paul-James (“PJ”) White	5	$3.84 billion	5	$1.30 billion	1	$330.78 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Michael Cudzil	0	$0	2	$7 billion	6	$1 billion
Mohit Mittal	0	$0	4	$5.16 billion	11	$2.47 billion
Graham A. Rennison	0	$0	3	$828.51 million	0	$0
Paul-James (“PJ”) White	0	$0	1	$259.52 million	0	$0
Conflict of Interest
From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a portfolio, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the portfolios, track the same index a portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the portfolios. The other accounts might also have different investment objectives or strategies than the portfolios. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the portfolios. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a portfolio in a manner beneficial to the investing account but detrimental to the portfolio. Conversely, PIMCO’s duties to the portfolios, as well as regulatory or other limitations applicable to the portfolios, may affect the courses of action available to PIMCO-advised accounts (including certain portfolios) that invest in the portfolios in a manner that is detrimental to such investing accounts.
Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the portfolios or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the portfolios or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the portfolios or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.
Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of a portfolio. Because of their positions with the portfolios, the portfolio managers know the size, timing and possible market impact of a portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a portfolio.
Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and investment styles fairly and equitably, taking into consideration relevant factors including, among others, applicable investment restrictions and guidelines, regulatory requirements, risk tolerances and available cash. As part of PIMCO’s trade allocation process, portions of new fixed-income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed-income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category.
Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including a portfolio, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.
From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.
When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.
Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.
In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.
Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.
PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.
In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.
Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.
From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).
PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.
PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.
The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in funds) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.
Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the portfolios and such other accounts on a fair and equitable basis over time.
PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest. For more information regarding PIMCO’s actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO’s Form ADV, Part 2A, attached as Exhibit B.
Portfolio Manager Compensation
PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and CORE values of collaboration, openness, responsibility and excellence.
Key Principles on Compensation Philosophy include:
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PIMCO’s compensation practices are designed to attract and retain high performers.
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PIMCO’s compensation philosophy embraces a corporate culture of rewarding behaviors aligned to our CORE values.
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PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through awards linked to firm performance.
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PIMCO’s “Discern and Differentiate” discipline incorporates individual performance rating to guide total compensation outcomes.
The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:
Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.
Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:
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Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the portfolios) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;
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Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;
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Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;
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Contributions to mentoring, coaching and/or supervising members of team;
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Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;
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With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.
PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.
Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or the Carried Interest Compensation Plan is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

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The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO and our clients’ success.
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The Carried Interest Compensation Plan awards eligible individuals who provide services to PIMCO’s Alternative Funds a percentage (“points”) of the carried interest otherwise payable to PIMCO in the event that the applicable performance measurements described in the Alternative Fund's partnership agreements are achieved. The awards are granted before any payments are made in respect of the awards and payout is contingent on long-term performance, and are intended to align the interests of the employees with that of PIMCO and the investors in the Alternative Funds. While subject to forfeiture and vesting terms, payments to participants are generally made if and when the applicable carried interest payments are made to PIMCO.
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Eligibility to participate in LTIP and the Carried Interest Compensation Plan is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.
Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.
Ownership of Securities
As of December 31, 2022, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).

PGIM Quantitative Solutions LLC (“PQS”)
Transamerica Market Participation Strategy VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number*	Assets Managed	Number*	Assets Managed	Number*	Assets Managed
Joel Kallman, CFA	33	$49.32 billion	3	$455.09 million	10	$2.29 billion
Devang Gambhirwala	20	$4.17 billion	3	$365.75 million	26	$5.26 billion
Marcus Perl	32	$48.95 billion	1	$68.12 million	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Joel Kallman, CFA	0	$0	0	$0	0	$0
Devang Gambhirwala	0	$0	0	$0	4	$536.55 million
Marcus Perl	0	$0	0	$0	0	$0
*
Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).
“PQS Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “ PQS Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates.
Conflict of Interest
Like other investment advisers, PQS is subject to various conflicts of interest in the ordinary course of its business. PQS strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, PQS seeks to address such conflicts through one or more of the following methods:
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Elimination of the conflict;
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Disclosure of the conflict; or
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Management of the conflict through the adoption of appropriate policies and procedures.
PQS follows Prudential Financial’s policies on business ethics, personal securities trading, and information barriers. PQS has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PQS cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict may arise.
Side-by-Side Management of Accounts and Related Conflicts of Interest
Side-by-side management of multiple accounts can create incentives for PQS to favor one account over another. Examples are detailed below, followed by a discussion of how PQS addresses these conflicts.
Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations. PQS manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client’s portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the total return of a portfolio, and may offer greater upside potential to PQS than asset-based fees, depending on how the fees are structured. This side-by-side management could create an incentive for PQS to favor one account over another. Specifically, PQS could have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees. In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, PQS takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that PQS subadvises, may differ from fees charged for single client accounts.
Long Only/Long-Short Accounts. PQS manages accounts that only allow it to hold securities long as well as accounts that permit short selling. PQS may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that PQS is taking inconsistent positions with respect to a particular security in different client accounts.
Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals. PQS manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of accounts in these strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, PQS’s investment professionals may have an interest in funds in those strategies if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential or if they otherwise invest in those funds directly.
Affiliated Accounts. PQS manages accounts on behalf of its affiliates as well as unaffiliated accounts. PQS could have an incentive to favor accounts of affiliates over others.
Non-Discretionary Accounts or Model Portfolios. PQS provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. When PQS manages accounts on a non-discretionary basis, the investment team will typically deliver a model portfolio to a non-discretionary client at or around the same time as executing discretionary trades in the same strategy. The non-discretionary clients may be disadvantaged if PQS delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.
Large Accounts/Higher Fee Strategies. Large accounts typically generate more revenue than do smaller accounts and certain strategies have higher fees than others. As a result, a portfolio manager has an incentive when allocating investment opportunities to favor accounts that pay a higher fee or generate more income for PQS.
Securities of the Same Kind or Class. PQS sometimes buys or sells, or directs or recommends that a client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Although such pricing differences could appear as preferences for one client over another, PQS’s trade execution in each case is driven by its consideration of a variety of factors as we seek the most advantageous terms reasonably attainable in the circumstances. PQS may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, or not trade in any other account. Opposite way trades are generally due to differences in investment strategy, portfolio composition, or client direction.
How PQS Addresses These Conflicts of Interest
The conflicts of interest described above with respect to different types of side-by-side management could influence PQS’s allocation of investment opportunities as well as its timing, aggregation and allocation of trades. PQS has developed policies and procedures designed to address these conflicts of interest. PQS’s Conflicts of Interest and related policies stress that investment decisions are to be made in accordance with the fiduciary duties owed to each account without giving consideration to PQS or PQS personnel's pecuniary, investment or other financial interests.
In keeping with its fiduciary obligations, PQS’s policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably over time. PQS’s investment strategies generally require that PQS invest its clients’ assets in securities that are publicly traded. PQS generally does not participate in initial public offerings. PQS’s investment strategies are team managed, reducing the likelihood that one would be favored over other portfolios managed by the team. These factors reduce the risk that PQS could favor one client over another in the allocation of investment opportunities. PQS’s compliance procedures with respect to these policies include independent reviews by its compliance unit of the timing, allocation and aggregation of trades, allocation of investment opportunities and the performance of similarly managed accounts. These procedures are designed to detect patterns and anomalies in PQS’s side-by-side management and trading so that PQS may take measures to correct or improve its processes. PQS’s Trade Management Oversight Committee, which consists of senior members of PQS’s management team, reviews, among other things, trading patterns, execution impact on client accounts and broker performance, on a periodic basis.
PQS rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives and may differ across portfolios in the same strategy based on variations in portfolio characteristics and constraints. PQS may choose to aggregate trades for multiple portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution. Orders are generally allocated at the time of the transaction or as soon as possible thereafter, on a pro rata basis equal to each account’s appetite for the issue when such appetite can be determined.
With respect to PQS’s management of long-short and long only accounts, the security weightings (positive or negative) in each account are typically determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. PQS’s review is intended to identify situations where PQS would seem to have conflicting views of the same security in different portfolios although such views may actually be reasonable due to differing portfolio constraints.
PQS’s Relationships with Affiliates and Related Conflicts of Interest
As an indirect wholly-owned subsidiary of Prudential Financial, PQS is part of a diversified, global financial services organization. PQS is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.

Conflicts Related to PQS’s Affiliations
Conflicts Arising Out of Legal Restrictions. PQS may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes, these restrictions may apply as a result of PQS’s relationship with Prudential Financial and its other affiliates. For example, PQS’s holdings of a security on behalf of its clients are required under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. Prudential tracks these aggregate holdings and PQS may restrict purchases, sell existing investments, or otherwise restrict, forego or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PQS, Prudential or PQS’s clients if such thresholds are exceeded. In addition, PQS could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for its clients. PQS is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates. PQS’s trading of Prudential Financial common stock for its clients' portfolios also presents a conflict of interest and, consequently, PQS does so only when permitted by its clients.
The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent board members of the Fund.
Conflicts Related to PQS’s Financial Interests and the Financial Interests of PQS’s Affiliates
PQS, Prudential Financial, Inc., The Prudential Insurance Company of America (PICA) and other affiliates of PQS have financial interests in, or relationships with, companies whose securities PQS holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PQS or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PQS on behalf of its client accounts. For example, PQS invests in the securities of one or more clients for the accounts of other clients. PQS’s affiliates sell various products and/or services to certain companies whose securities PQS purchases and sells for its clients. PQS’s affiliates hold public and private debt and equity securities of a large number of issuers. PQS invests in some of the same issuers for its client accounts but at different levels in the capital structure. For instance, PQS may invest client assets in the equity of companies whose debt is held by an affiliate. Certain of PQS’s affiliates (as well as directors of PQS’s affiliates) are officers or directors of issuers in which PQS invests from time to time. These issuers may also be service providers to PQS or its affiliates. In general, conflicts related to the financial interests described above are addressed by the fact that PQS makes investment decisions for each client independently considering the best economic interests of such client.
Certain of PQS’s employees may offer and sell securities of, and units in, commingled funds that PQS manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a broker-dealer affiliate), or as officers, agents, or approved persons of other affiliates. There is an incentive for PQS’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to PQS. In addition, although sales commissions are not paid for such activities, such sales could result in increased compensation to the employee. To mitigate this conflict, PQS performs suitability checks on new clients as well as on an annual basis with respect to all clients.
Conflicts Related to Long-Term Compensation. A portion of the long-term incentive grant of some of PQS’s investment professionals will increase or decrease based on the performance of several of PQS’s strategies over defined time periods. Consequently, some of PQS’s portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, PQS has procedures, including supervisory review procedures, designed to verify that each of its accounts is managed in a manner that is consistent with PQS’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, PQS’s Chief Investment Officer will perform a comparison of trading costs between the accounts in the strategies whose performance is considered in connection with the long-term incentive grant and other accounts, to verify that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a meeting of PQS’s Trade Management Oversight Committee.
Conflicts Related to Service Providers. PQS retains third party advisors and other service providers to provide various services for PQS as well as for funds that PQS manages or subadvises. A service provider may provide services to PQS or one of its funds while also providing services to PQS, Inc. (PQS) other PQS-advised funds, or affiliates of PQS, and may negotiate rates in the context of the overall relationship. PQS may benefit from negotiated fee rates offered to its funds and vice-versa. There is no assurance, however, that PQS will be able to obtain advantageous fee rates from a given provider negotiated by its affiliates based on their relationship with the service provider, or that it will know of such negotiated fee rates.
Conflicts of Interest in the Voting Process

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client or affiliate of PQS. When PQS identifies an actual or potential conflict of interest between PQS and its clients or affiliates, PQS votes in accordance with the policy of its proxy voting advisor rather than its own policy. In that manner, PQS seeks to maintain the independence and objectivity of the vote.
Compensation
PQS investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. PQS regularly utilizes third party surveys to compare its compensation program against leading asset management firms to monitor competitiveness.
An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by a person’s contribution to PQS’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person’s qualitative contributions to the organization. An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is based on the performance of certain PGIM Quantitative Solutions strategies, and (ii) 20% of the value of the grant consists of restricted stock of Prudential Financial, Inc. (PGIM Quantitative Solutions’ ultimate parent company). Both such values are subject to increase or decrease. The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of the Fund (or any other individual account managed by PQS) or the value of the assets of the Fund (or any other individual account managed by PQS).
The annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance of composites representing PQS’s various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which PQS’s strategies are managed, and 2) business results as measured by PQS’s pre-tax income.
Ownership of Securities
As of December 31, 2022, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).

PineBridge Investments LLC (“PineBridge”)
Transamerica PineBridge Inflation Opportunities VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Robert A. Vanden Assem, CFA	6	$2.15 billion	15	$4.11 billion	19	$6.70 billion
Roberto Coronado	3	$936 million	3	$947 million	3	$1.48 billion
Gunter H. Seeger	3	$936 million	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Robert A. Vanden Assem, CFA	0	$0	0	$0	3	$1.01 billion
Roberto Coronado	0	$0	0	$0	0	$0
Gunter H. Seeger	0	$0	0	$0	0	$0
Conflict of Interest
PineBridge recognizes that it may be subject to a conflict of interest with respect to allocations of investment opportunities and transactions among its clients. To mitigate these conflicts, PineBridge’s policies and procedures seek to provide that investment decisions are made in accordance with the fiduciary duties owed to such accounts and without consideration of PineBridge’s economic, investment or other financial interests. Personal securities transactions by an employee may raise a potential conflict of interest when an employee trades in a security that is considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client, in that the employee may be able to personally benefit from prior knowledge of transactions for a client by trading in a personal account. PineBridge has policies to address potential conflicts of interest when its employees buy or sell securities also bought or sold for clients. Under certain circumstances, conflicts may arise in cases where different clients of PineBridge invest in different parts of a single issuer’s capital structure, including circumstances in which one or more PineBridge clients may own private securities or obligations of an issuer and other PineBridge clients may own public securities of the same issuer. Such conflicts of interest will be discussed and resolved on a case-by-case basis and will take into consideration the interest of the relevant clients, the circumstances giving rise to the conflict, and applicable regulations. For a more detailed discussion of conflicts of interest, please refer to PineBridge Investments LLC’s Form ADV Part 2.
Compensation
Compensation for all PineBridge Portfolio Managers consists of both a salary and a bonus component. The salary component is a fixed base salary, and does not vary based on a Portfolio Manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component is generally discretionarily determined based both on a Portfolio Manager’s individual performance and the overall performance of PineBridge. In assessing individual performance of Portfolio Managers, both qualitative performance measures and also quantitative performance measures assessing the management of a Portfolio Manager’s funds are considered. A Portfolio Manager may be offered a longterm incentive/performance unit plan (LTI) to share in the longterm growth of the company. The LTI Plan allows for the granting of incentive units representing equity interests in the company with the main objective of attracting and retaining talent, incentivizing employee longterm performance and ensuring employee alignment of interests with the firm’s longterm vision and goals.
Ownership of Securities
As of December 31, 2022, the portfolio manager(s) did not beneficially own any securities of the portfolio(s).

ProFund Advisors LLC (“ProFund”)
Transamerica ProFund UltraBear VP
Portfolio Manager	Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3]
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Michael Neches	159	$51.11 billion	0	$0	1	$31.81 million
Devin Sullivan	84	$47.92 billion	0	$0	1	$31.81 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Michael Neches	0	$0	0	$0	0	$0
Devin Sullivan	0	$0	0	$0	0	$0
1 Includes ProFunds, Access Funds, and ETFs
2 ProShares Trust II Assets
3 Sub-Advised ETFs
Conflict of Interest
Portfolio managers are generally responsible for multiple investment company accounts. As further described below, certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed above for each portfolio manager are the number and type of accounts managed or overseen by each team on which each portfolio manager acts, as of December 31, 2022.
In the course of providing advisory services, the sub-adviser may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. The sub-adviser also may recommend the purchase or sale of securities that may also be recommended by ProShare Advisors LLC, an affiliate of the sub-adviser.
The sub-adviser, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the sub-adviser’s clients, such as the portfolio. Thus, the sub-adviser may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. The sub-adviser may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.
In addition, the sub-adviser, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the sub-adviser may buy or sell securities or other instruments that the sub-adviser has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with the sub-adviser’s recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The sub-adviser has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.
Any “access person” of the sub-adviser (as defined under the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”)) may make security purchases, subject to the terms of the sub-adviser’s Code of Ethics, that are consistent with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act.
The sub-adviser and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, the sub-adviser and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of the sub-adviser. Accordingly, should the sub-adviser or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the sub-adviser and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law.
Compensation
ProFund believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed-base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Fixed-base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates. The annual incentive bonus opportunity provides cash bonuses based upon the firm’s overall performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount. Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.
Ownership of Securities
As of December 31, 2022, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).

SSGA Funds Management, Inc. (“SSGA FM”)
Transamerica MSCI EAFE Index VP
Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Dwayne Hancock, CFA	133	$836.27 billion	367	$667.67 billion	522	$473.29 billion
Keith Richardson	133	$836.27 billion	367	$667.67 billion	522	$473.29 billion
Karl Schneider	133	$836.27 billion	367	$667.67 billion	522	$473.29 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Dwayne Hancock, CFA	0	$0	0	$0	0	$0
Keith Richardson	0	$0	0	$0	0	$0
Karl Schneider	0	$0	0	$0	0	$0
*Accounts are managed on a team basis.
Transamerica S&P 500 Index VP
Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Keith Richardson	133	$836.27 billion	377	$667.67 billion	521	$473.29 billion
Karl Schneider	133	$836.27 billion	377	$667.67 billion	521	$473.29 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Keith Richardson	0	$0	0	$0	0	$0
Karl Schneider	0	$0	0	$0	0	$0
*Accounts are managed on a team basis.
Conflict of Interest
A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities. Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security. A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee, as applicable. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSGA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSGA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. With respect to conflicts arising from personal investments, all employees, including portfolio managers, must comply with personal trading controls established by each of SSGA FM's and the SSGA Trusts' Code of Ethics.

Brokerage Transactions
All portfolio transactions are placed on behalf of a Fund by SSGA FM. Purchases and sales of securities on a securities exchange are affected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over-the-counter orders (e.g., fixed-income securities) because the Funds pay a spread which is included in the cost of the security and represents the difference between the dealer’s quoted price at which it is willing to sell the security and the dealer’s quoted price at which it is willing to buy the security. When a Fund executes an over-the-counter order with an electronic communications network or an alternative trading system, a commission is charged by such electronic communications networks and alternative trading systems as they execute such orders on an agency basis. Securities may be purchased from underwriters at prices that include underwriting fees.
In placing a portfolio transaction, SSGA FM seeks to achieve best execution. SSGA FM’s duty to seek best execution requires SSGA FM to take reasonable steps to obtain for the client as favorable an overall result as possible for Fund portfolio transactions under the circumstances, taking into account various factors that are relevant to the particular transaction.
SSGA FM refers to and selects from the list of approved trading counterparties maintained by the SSGA FM’s Credit Risk Management team. In selecting a trading counterparty for a particular trade, SSGA FM seeks to weigh relevant factors including, but not limited to the following:
•
Prompt and reliable execution;
•
The competitiveness of commission rates and spreads, if applicable;
•
The financial strength, stability and/or reputation of the trading counterparty;
•
The willingness and ability of the executing trading counterparty to execute transactions (and commit capital) of size in liquid and illiquid markets without disrupting the market for the security;
•
Local laws, regulations or restrictions;
•
The ability of the trading counterparty to maintain confidentiality;
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The availability and capability of execution venues, including electronic communications networks for trading and execution management systems made available to SSGA FM;
•
Market share;
•
Liquidity;
•
Price;
•
Execution related costs;
•
History of execution of orders;
•
Likelihood of execution and settlement;
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Order size and nature;
•
Clearance and settlement capabilities, especially in high volatility market environments;
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Availability of lendable securities;
•
Sophistication of the trading counterparty’s trading capabilities and infrastructure/facilities;
•
The operational efficiency with which transactions are processed and cleared, taking into account the order size and complexity;
•
Speed and responsiveness to SSGA FM;
•
Access to secondary markets;
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Counterparty exposure; and
•
Depending upon the circumstances, the Adviser may take other relevant factors into account if the Adviser believes that these are important in taking all sufficient steps to obtain the best possible result for execution of the order.
In selecting a trading counterparty, the price of the transaction and costs related to the execution of the transaction typically merit a high relative importance, depending on the circumstances. SSGA FM does not necessarily select a trading counterparty based upon price and costs but may take other relevant factors into account if it believes that these are important in taking reasonable steps to obtain the best possible result for a Fund under the circumstances. Consequently, SSGA FM may cause a client to pay a trading counterparty more than another trading counterparty might have charged for the same transaction in recognition of the value and quality of the brokerage services provided. The following matters may influence the relative importance that SSGA FM places upon the relevant factors:

(i) The nature and characteristics of the order or transaction. For example, size of order, market impact of order, limits, or other instructions relating to the order;
(ii) The characteristics of the financial instrument(s) or other assets which are the subject of that order. For example, whether the order pertains to an equity, fixed-income, derivative or convertible instrument;
(iii) The characteristics of the execution venues to which that order can be directed, if relevant. For example, availability and capabilities of electronic trading systems;
(iv) Whether the transaction is a ‘delivery versus payment’ or ‘over-the-counter’ transaction. The creditworthiness of the trading counterparty, the amount of existing exposure to a trading counterparty and trading counterparty settlement capabilities may be given a higher relative importance in the case of ‘over-the-counter’ transactions; and/or
(v) Any other circumstances that SSGA FM believes are relevant at the time.
The process by which trading counterparties are selected to effect transactions is designed to exclude consideration of the sales efforts conducted by broker-dealers in relation to the Funds.
SSGA FM does not currently use the Funds’ assets in connection with third party soft dollar arrangements. While SSGA FM does not currently use “soft” or commission dollars paid by the Funds for the purchase of third party research, SSGA FM reserves the right to do so in the future.
Compensation
SSGA’s culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.
Salary is based on a number of factors, including external benchmarking data and market trends, and performance both at the business and individual level. SSGA’s Global Human Resources department regularly participates in compensation surveys in order to provide SSGA with market-based compensation information that helps support individual pay decisions.
Additionally, subject to State Street and SSGA business results, an incentive pool is allocated to SSGA to reward its employees. The size of the incentive pool for most business units is based on the firm’s overall profitability and other factors, including performance against risk-related goals. For most SSGA investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm’s or business unit’s profitability and business unit investment performance over a multi-year period.
Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align our investment team’s compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.
For the index equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.
The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA employees’ interests with SSGA clients’ and shareholders’ long-term interests.
SSGA recognizes and rewards outstanding performance by:
•
Promoting employee ownership to connect employees directly to the company’s success.
•
Using rewards to reinforce mission, vision, values and business strategy.
•
Seeking to recognize and preserve the firm’s unique culture and team orientation.
•
Providing all employees the opportunity to share in the success of SSGA.

Ownership of Securities
As of December 31, 2022, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).

Systematic Financial Management, L.P. (“Systematic”)
Transamerica Small/Mid Cap Value VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Kenneth Burgess, CFA	1	$305 million	0	$0	122	$2.34 billion
W. Ryan Wick, CFA	1	$305 million	0	$0	122	$2.34 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kenneth Burgess, CFA	0	$0	0	$0	1	$173 million
W. Ryan Wick, CFA	0	$0	0	$0	1	$173 million
Conflict of Interest
Portfolio managers of Systematic Financial Management, LP (“Systematic”) oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. The simultaneous management of these diverse accounts and specific client circumstances may create perceived conflicts of interest related to differences in the investment management fees charged and unequal time and attention devoted to certain accounts. However, Systematic recognizes its affirmative duty to treat all accounts fairly and equitably over time and maintains a series of controls in furtherance of this goal.
Generally, portfolio managers apply investment decisions to all accounts utilizing a particular strategy on a pro rata basis, while also accounting for varying client circumstances, including client objectives and preferences, instructions, restrictions, account size, cash availability and current specific needs. Nevertheless, during the normal course of managing assets for multiple clients of different types and asset levels, portfolio managers may encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve, without limitation, investment security selection, employee personal securities trading, proxy voting and the allocation of investment opportunities. To mitigate these potential conflicts and ensure its clients are not negatively impacted by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies and procedures that are overseen by compliance professionals and, in Systematic’s view, reasonably designed to prevent and detect conflicts.
For example, Systematic’s Code of Ethics restricts employees’ personal securities trading, forbids employees from giving, soliciting or accepting inappropriate gifts and entertainment and requires employees to receive explicit approval prior to serving as a board member or officer of a public company or rendering outside investment advice. Additionally, to effectively remove conflicts of interest related to voting proxies for accounts that have delegated such authority to Systematic, Systematic has a Proxy Voting Policy that provides for an independent third-party proxy voting agent, which agent’s pre-determined voting policy guidelines Systematic has adopted. Systematic’s Allocation and Aggregation and Trade Error Correction policies similarly seek to reduce potential conflicts of interest by promoting the fair and equitable allocation of investment opportunities among client accounts over time and the consistent resolution of trading errors.
Notably, Affiliated Managers Group, Inc. (NYSE: AMG), a publicly traded asset management company, holds its equity interest in Systematic through its holding companies Titan NJ LP Holdings LLC and Titan NJ GP Holdings, Inc. Systematic operates independently as a separate, autonomous affiliate of AMG, which has equity investments in a group of investment management firms including Systematic. The AMG Affiliates do not formulate advice for Systematic’s clients and do not, in Systematic’s view, present any potential conflict of interest with Systematic’s clients.
Compensation
The compensation package for portfolio managers Kenneth Burgess, CFA and W. Ryan Wick, CFA consists of a fixed base salary and a share of Systematic’s revenues. Total compensation is influenced by Systematic’s overall revenues and therefore is based in part on the aggregate performance of all of Systematic’s portfolios. Portfolio managers are not compensated solely on the basis of the performance of, or the value of assets held in, any product managed by Systematic. Moreover, the portfolio managers are provided with a benefits package, including health insurance, and participation in a company 401(K) plan, comparable to that received by other Systematic employees.
Ownership of Securities
As of December 31, 2022, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).

Thompson, Siegel & Walmsley LLC (“TSW”)
Transamerica Small/Mid Cap Value VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
R. Michael Creager, CFA	3	$1.42 billion	1	$133.3 million	18	$1.35 billion
Brett P. Hawkins, CFA	4	$1.45 billion	3	$233.8 million	30	$2.27 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
R. Michael Creager, CFA	0	$0	0	$0	0	$0
Brett P. Hawkins, CFA	0	$0	0	$0	0	$0
Transamerica TS&W International Equity VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Brandon H. Harrell, CFA	6	$6.26 billion	5	$1.81 billion	12	$2.75 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brandon H. Harrell, CFA	0	$0	0	$0	0	$0
Conflict of Interest
TSW seeks to minimize actual or potential conflicts of interest that may arise from its management of the fund and management of non-fund accounts. TSW has designed and implemented policies and procedures to address (although may not eliminate) potential conflicts of interest, including, among others, performance based fees; hedge funds; aggregation, allocation, and best execution of orders; TSW’s Code of Ethics which requires personnel to act solely in the best interest of their clients and imposes certain restrictions on the ability of Access Persons to engage in personal securities transactions for their own account(s), and procedures to ensure soft dollar arrangements meet the necessary requirements of Section 28(e) of the Securities Exchange Act of 1934. TSW seeks to treat all clients fairly and to put clients’ interests first.
Compensation
TSW’s compensation strategy is to provide competitive base salaries commensurate with an individual’s responsibility and provide incentive bonus awards that may significantly exceed base salary. Annually, the TSW Compensation Committee is responsible for determining the discretionary bonuses, utilizing an analytical and qualitative assessment process. While it is not a formulaic decision, factors used to determine compensation include: overall firm success, investment team performance and individual contribution. A portion of the bonus (up to 35%) may be deferred into Perpetual stock, TSW Funds or a combination of the two.
Ownership of Securities
As of December 31, 2022, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).

Transamerica Asset Management, Inc. (“TAM”)
Transamerica 60/40 Allocation VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Christopher A. Staples, CFA	4	$514.7 million	10	$65.8 million	5	$9.1 million
Kane Cotton, CFA	4	$514.7 million	10	$65.8 million	5	$9.1 million
Rufat Garalov, CFA	4	$514.7 million	10	$65.8 million	5	$9.1 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Christopher A. Staples, CFA	0	$0	0	$0	0	$0
Kane Cotton, CFA	0	$0	0	$0	0	$0
Rufat Garalov, CFA	0	$0	0	$0	0	$0
Compensation
The portfolio managers are compensated through a fixed salary and cash bonuses that are awarded for contributions to the firm. Generally, annually, the executive officers of TAM, in consultation with the other senior management, determine the bonus amounts for each portfolio manager. Bonuses may be a significant portion of a portfolio manager’s overall compensation. Bonuses are not guaranteed. Presently we have no deferred compensation arrangements.
Conflicts of Interest
It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the portfolio on the one hand and other accounts for which the portfolio managers are responsible on the other.
TAM has policies and procedures in place to mitigate potential conflicts of interest.
Ownership of Securities
As of December 31, 2022, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).

T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Transamerica T. Rowe Price Small Cap VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Sudhir Nanda, CFA	2	$7.77 billion	4	$413.84 million	1	$106.33 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Sudhir Nanda, CFA	0	$0	0	$0	0	$0
Conflict of Interest
Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. T. Rowe Price also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts.
The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on funds, including the T. Rowe Price funds. T. Rowe Price acts as subadviser to two mutual funds offered by Morningstar. T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates. The T. Rowe Price funds may generally not purchase shares of stock issued by T. Rowe Price Group, Inc. However, a T. Rowe Price Index fund is permitted to make such purchases to the extent T. Rowe Price Group, Inc. is represented in the benchmark index the fund is designed to track.
Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.
In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.
Conflicts such as those described above may also occur between clients on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates’ clients. In addition, certain regulatory restrictions may prohibit clients of T. Rowe Price or its affiliates from investing in certain companies because of the applicability of certain laws and regulations to T. Rowe Price, its affiliates, or the T. Rowe Price funds. T. Rowe Price or its affiliates’ willingness to negotiate terms or take actions with respect to an investment for its clients may be directly or indirectly, constrained or impacted to the extent that an affiliate or the T. Rowe Price funds and/or their respective directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investments.
Investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an Issuer’s capital structure and take appropriate measures to ensure that the interests of all clients are fairly represented.

Compensation
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, T. Rowe Price International and T. Rowe Price Investment Management, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee (as described under the “Disclosure of Fund Portfolio Information” section) and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis although tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a portfolio manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.
This compensation structure is used when evaluating the performance of all portfolios (including the T. Rowe Price funds) managed by the portfolio manager.
Ownership of Securities
As of December 31, 2022, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).

Wellington Management Company LLP (“Wellington”)
Transamerica WMC US Growth VP
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Mammen Chally, CFA	12	$17.73 billion	12	$1.91 billion	18	$3.78 billion
Douglas McLane, CFA	12	$17.73 billion	24	$2.27 billion	44	$3.87 billion
David Siegle, CFA	12	$17.73 billion	11	$1.90 billion	17	$3.77 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Mammen Chally, CFA	0	$0	1	$0.11 million	1	$229.24 million
Douglas McLane, CFA	0	$0	4	$150.87 million	1	$229.24 million
David Siegle, CFA	0	$0	0	$0	1	$229.24 million
Conflict of Interest
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each portfolio’s manager listed in the prospectus who is primarily responsible for the day-to-day management of each portfolio (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant portfolios. The Portfolio Manager makes investment decisions for each account, including the relevant portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant portfolio.
The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant portfolio, or make investment decisions that are similar to those made for the relevant portfolio, both of which have the potential to adversely impact the relevant portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the relevant portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the portfolios. Mr. Chally, Mr. McLane, and Mr. Siegle also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation
Wellington Management receives a fee based on the assets under management of each portfolio as set forth in the Investment Sub-advisory Agreement between Wellington Management and TAM on behalf of each portfolio. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each portfolio. The following information relates to the fiscal year ended December 31, 2022.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the portfolio managers listed in the prospectus who are primarily responsible for the day-to-day management of the portfolios (“Portfolio Manager”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Portfolio Manager is determined by the Portfolio Manager’s experience and performance in his role as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the portfolios and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the portfolios is linked to the gross pre-tax performance of the portfolios managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Chally and McLane are Partners.
Portfolio	Benchmark Index and/or Peer Group for Incentive Period
Transamerica WMC US Growth VP	Russell 1000® Growth Index
Ownership of Securities
As of December 31, 2022, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).

Appendix C – Securities Lending Activities
(for the fiscal year ended December 31, 2022)
Transamerica Aegon Bond VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$408,571.81
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$9,842.70
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$6,283.53
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$304,211.58
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$320,337.81
Net income from securities lending activities	$88,234.00

Transamerica Aegon Core Bond VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$198,264.60
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$5,175.80
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$4,314.82
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$142,176.98
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$151,667.60
Net income from securities lending activities	$46,597.00

Transamerica Aegon High Yield Bond VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$347,864.65
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$14,544.75
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$4,591.88
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$198,315.02
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$217,451.65
Net income from securities lending activities	$130,413.00

Transamerica Aegon Sustainable Equity Income VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$38,725.02
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,722.70
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$339.96
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$21,301.36
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$23,364.02
Net income from securities lending activities	$15,361.00

Transamerica Aegon U.S. Government Securities VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$602,652.03
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$8,584.05
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$13,005.74
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$504,016.24
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$525,606.03
Net income from securities lending activities	$77,046.00

Transamerica BlackRock iShares Active Asset Allocation – Conservative VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$410,939.60
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$20,170.48
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$9,606.19
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$199,723.93
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$229,500.60
Net income from securities lending activities	$181,439.00

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$569,976.07
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$33,400.10
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$11,478.84
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$224,834.13
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$269,713.07
Net income from securities lending activities	$300,263.00

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$1,596,188.40
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$81,335.01
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$35,571.94
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$747,747.45
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$864,654.40
Net income from securities lending activities	$731,534.00

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$862,075.52
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$33,618.79
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$25,291.45
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$500,631.28
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$559,541.52
Net income from securities lending activities	$302,534.00

Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$324,641.28
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$13,091.62
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$7,482.94
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$186,908.72
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$207,483.28
Net income from securities lending activities	$117,158.00

Transamerica BlackRock iShares Edge 40 VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$405,086.01
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$20,901.53
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$7,902.03
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$189,038.45
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$217,842.01
Net income from securities lending activities	$187,244.00

Transamerica BlackRock iShares Edge 50 VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$220,524.55
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$9,008.80
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$3,191.51
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$127,307.24
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$139,507.55
Net income from securities lending activities	$81,017.00

Transamerica BlackRock iShares Edge 75 VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$133,353.30
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$5,557.98
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2,045.06
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$75,729.26
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$83,332.30
Net income from securities lending activities	$50,021.00

Transamerica BlackRock iShares Edge 100 VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$110,881.25
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$4,206.05
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,903.82
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$66,914.38
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$73,024.25
Net income from securities lending activities	$37,857.00

Transamerica BlackRock Real Estate Securities VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$301,147.66
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$13,724.47
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2,889.00
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$141,268.19
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$157,881.66
Net income from securities lending activities	$143,266.00

Transamerica BlackRock Tactical Allocation VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$108,204.40
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$6,344.61
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2,098.52
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$42,648.27
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$51,091.40
Net income from securities lending activities	$57,113.00

Transamerica Goldman Sachs Managed Risk – Balanced ETF VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$1,803,484.00
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$39,449.58
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$26,875.56
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$1,383,985.86
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$1,450,311.00
Net income from securities lending activities	$353,173.00

Transamerica Goldman Sachs Managed Risk – Conservative ETF VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$73,965.73
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$2,235.40
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,482.36
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$50,194.97
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$53,912.73
Net income from securities lending activities	$20,053.00

Transamerica Goldman Sachs Managed Risk – Growth ETF VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$1,520,869.17
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$31,394.09
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$23,566.78
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$1,183,730.30
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$1,238,691.17
Net income from securities lending activities	$282,178.00

Transamerica Great Lakes Advisors Large Cap Value VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$0
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fees not included in revenue split	$0
Rebate (paid to borrower)	$0
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	$0
Net income from securities lending activities	$0

Transamerica International Focus VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$546,571.91
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$19,351.15
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$6,004.51
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$347,374.25
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$372,729.91
Net income from securities lending activities	$173,842.00

Transamerica Janus Balanced VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$454,493.82
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$12,543.64
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$7,201.83
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$326,127.35
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$345,872.82
Net income from securities lending activities	$108,621.00

Transamerica Janus Mid-Cap Growth VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$250,905.87
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$5,575.66
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$3,049.15
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$186,700.06
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$195,324.87
Net income from securities lending activities	$55,581.00

Transamerica JPMorgan Enhanced Index VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$20,734.69
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,044.42
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$377.14
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$9,957.13
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$11,378.69
Net income from securities lending activities	$9,356.00

Transamerica JPMorgan Mid Cap Value VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$3,356.47
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$212.72
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$16.59
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$1,244.16
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$1,473.47
Net income from securities lending activities	$1,883.00

Transamerica JPMorgan Tactical Allocation VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$600,282.72
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$13,487.26
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$14,732.31
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$451,179.15
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$479,398.72
Net income from securities lending activities	$120,884.00

Transamerica Madison Diversified Income VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$13,881.66
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$707.34
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$151.77
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$6,649.55
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$7,508.66
Net income from securities lending activities	$6,373.00

Transamerica Market Participation Strategy VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$960,136.15
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$15,312.70
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$19,642.99
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$787,760.46
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$822,716.15
Net income from securities lending activities	$137,420.00

Transamerica Morgan Stanley Capital Growth VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$1,690,371.35
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$95,177.81
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$19,525.93
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$725,310.61
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$840,014.35
Net income from securities lending activities	$850,357.00

Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$0
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fees not included in revenue split	$0
Rebate (paid to borrower)	$0
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	$0
Net income from securities lending activities	$0

Transamerica Morgan Stanley Global Allocation VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$467,072.41
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$10,826.87
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$6,443.45
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$348,475.09
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$365,745.41
Net income from securities lending activities	$101,327.00

Transamerica MSCI EAFE Index VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$0
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fees not included in revenue split	$0
Rebate (paid to borrower)	$0
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	$0
Net income from securities lending activities	$0

Transamerica Multi-Managed Balanced VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$164,318.46
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$3,313.08
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$4,042.57
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$127,231.81
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$134,587.46
Net income from securities lending activities	$29,731.00

Transamerica PIMCO Tactical – Balanced VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	289,701.09
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$5,106.52
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$6,379.21
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$232,694.36
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$244,180.09
Net income from securities lending activities	$45,521.00

Transamerica PIMCO Tactical – Conservative VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$95,527.56
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$2,310.31
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2,238.78
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$70,672.47
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$75,221.56
Net income from securities lending activities	$20,306.00

Transamerica PIMCO Tactical – Growth VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$132,003.11
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$2,977.37
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2,750.04
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$99,740.70
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$105,468.11
Net income from securities lending activities	$26,535.00

Transamerica PineBridge Inflation Opportunities VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$81,011.59
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$2,568.05
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,617.51
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$53,755.03
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$57,940.59
Net income from securities lending activities	$23,071.00

Transamerica S&P 500 Index VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$0
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fees not included in revenue split	$0
Rebate (paid to borrower)	$0
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	$0
Net income from securities lending activities	$0

Transamerica Small/Mid Cap Value VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$23,967.95
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,419.73
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$360.24
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$9,423.98
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$11,203.95
Net income from securities lending activities	$12,764.00

Transamerica T. Rowe Price Small Cap VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$92,596.98
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$3,526.07
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,087.52
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$56,142.39
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$60,755.98
Net income from securities lending activities	$31,841.00

Transamerica TS&W International Equity VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$112,099.81
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$4,191.82
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,718.72
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$68,531.27
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$74,441.81
Net income from securities lending activities	$37,658.00

Transamerica WMC US Growth VP
Gross income from securities lending activities (including income from cash collateral reinvestment)	$27,082.74
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$2,707.74
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0.00
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$0.00
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$2,707.74
Net income from securities lending activities	$24,375.00

TRANSAMERICA SERIES TRUST
OTHER INFORMATION
PART C
Item 28 Exhibits
List all exhibits filed as part of the Registration Statement.
(a)	Amended and Restated Declaration of Trust, filed with Post-Effective Amendment No. (“PEA”) 133 to the Registration Statement on February 12, 2016
(a)(1)	Amendment No. 1 dated March 11, 2021 to Amended and Restated Declaration of Trust, filed with PEA 167 on April 30, 2021
(b)	Bylaws of Registrant filed with PEA No. 72 on April 29, 2008
(c)	n/a
(d)(1)	Management Agreement between Registrant and Transamerica Asset Management, Inc. (“TAM”), dated March 1, 2016, filed with PEA 134 on March 18, 2016
(d)(1)(a)	Amended Schedule A dated May 1, 2023, filed herein
(d)(2)	Management Agreement between TAM and Transamerica Cayman BlackRock Global Allocation VP, Ltd. dated March 1, 2016, filed with PEA 167 on April 30, 2021
(d)(2)(a)
Amendment to Management Agreement for Transamerica Cayman Morgan Stanley Global Allocation VP, Ltd. (formerly
Transamerica Cayman BlackRock Global Allocation VP, Ltd) dated May 1, 2020, filed with PEA 167 on April 30, 2021

Sub-Advisory Agreements
(d)(3)	Sub-Advisory Agreement between TAM and J.P. Morgan Investment Management Inc. dated May 1, 2004, filed with PEA 60 on April 30, 2004 on behalf of Transamerica JPMorgan Mid Cap Value VP
(a)	Amendment dated October 1, 2015 to Sub-Advisory Agreement, filed with PEA 136 on April 27, 2016
(d)(4)	Sub-Advisory Agreement between TAM and J.P. Morgan Investment Management Inc. dated May 1, 2002, filed with PEA 50 on April 30, 2002 on behalf of Transamerica JPMorgan Enhanced Index VP
(a)	Amendment dated January 1, 2006 to Sub-Advisory Agreement, filed with PEA 66 on April 28, 2006
(b)	Amendment dated October 1, 2015 to Sub-Advisory Agreement, filed with PEA 136 on April 27, 2016
(d)(5)
Sub-Advisory Agreement between TAM and J.P. Morgan Investment Management, Inc. dated July 1, 2016, filed with PEA 139 on April 27, 2017 on behalf of Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP,
Transamerica Asset Allocation – Moderate Growth VP, and Transamerica Asset Allocation – Moderate VP, and Transamerica
International Moderate Growth VP

(d)(6)
Sub-Advisory Agreement between TAM and J.P. Morgan Investment Management, Inc. dated March 22, 2011, filed with PEA
95 on April 29, 2011 on behalf of Transamerica Multi-Managed Balanced VP and Transamerica JPMorgan Tactical Allocation
VP

(a)	Amendment dated May 1, 2011 to Sub-Advisory Agreement, filed with PEA 95 on April 29, 2011
(d)(7)	Sub-Advisory Agreement between TAM and T. Rowe Price Associates, Inc. dated May 1, 1999, filed with PEA 36 on April 27, 1999 on behalf of Transamerica T. Rowe Price Small Cap VP
(a)	Amendment dated April 13, 2016 to Sub-Advisory Agreement, filed with PEA 136 on April 27, 2016
(d)(8)	Sub-Advisory Agreement between TAM and Morgan Stanley Investment Management Inc. dated May 1, 2002, filed with PEA 50 on April 30, 2002 on behalf of Transamerica Morgan Stanley Capital Growth VP
(a)	Amendment dated March 22, 2011 to Sub-Advisory Agreement, filed with PEA 95 on April 29, 2011
(b)	Amendment dated December 15, 2014 to Sub-Advisory Agreement, filed with PEA 130 on April 28, 2015
(c)	Amendment to Sub-Advisory Agreement dated October 18, 2019, filed with PEA 159 on April 29, 2020
(d)	Amendment dated May 1, 2020 to Sub-Advisory Agreement, filed with PEA 159 on April 29, 2020
(e)	Amendment dated March 4, 2022 to Sub-Advisory Agreement, filed with PEA 169 on April 29, 2022
(d)(9)	Sub-Advisory Agreement between TAM and Systematic Financial Management L.P. dated March 22, 2011, filed with PEA 95 on April 29, 2011 on behalf of Transamerica Small/Mid Cap Value VP
(d)(10)
Sub-Advisory Agreement between TAM and Epoch Investment Partners, Inc. (formerly, TDAM USA Inc.) dated November 1,
2018, filed with PEA 151 on April 30, 2019 on behalf of Transamerica International Growth VP

(a)	Sub-Advisory Agreement Assumption Letter between TAM and Epoch Investment Partners, Inc. (formerly, TDAM USA Inc.) dated as of September 30, 2019, filed with PEA 159 on April 29, 2020
(b)	Amendment dated May 1, 2020 to Sub-Advisory Agreement, filed with PEA 167 on April 30, 2021
(c)	Amendment dated November 1, 2021 to Sub-Advisory Agreement, filed with PEA 169 on April 29, 2022
(d)	Amendment dated March 4, 2022 to Sub-Advisory Agreement, filed with PEA 169 on April 29, 2022
(d)(11)
Sub-Advisory Agreement between TAM and Aegon USA Investment Management, LLC dated March 22, 2011, filed with PEA
95 on April 29, 2011 on behalf of Transamerica Aegon U.S. Government Securities VP, Transamerica Aegon High Yield Bond
VP and Transamerica Multi-Managed Balanced VP

(a)	Amendment dated May 1, 2011 to Sub-Advisory Agreement, filed with PEA 95 on April 29, 2011
(b)	Amendment dated August 1, 2014 to Sub-Advisory Agreement, filed with PEA 127 on November 7, 2014
(c)	Amendment dated January 6, 2020 to Sub-Advisory Agreement, filed with PEA 159 on April 29, 2020
(d)	Amendment dated July 31, 2020 to Sub-Advisory Agreement, filed with PEA 167 on April 30, 2021
(e)	Amendment dated November 1, 2022 to Sub-Advisory Agreement, filed PEA 170 on February 24, 2023
(d)(12)	Sub-Advisory Agreement between TAM and ProFund Advisors LLC dated May 1, 2009, filed with PEA 80 on April 30, 2009 on behalf of Transamerica ProFund UltraBear VP
(a)	Amendment dated May 4, 2022 to Sub-Advisory Agreement, filed with PEA 170 on February 24, 2023
(d)(13)	Sub-Advisory Agreement between TAM and Wellington Management Company, LLC dated April 9, 2010, filed with PEA 91 on April 28, 2010 on behalf of Transamerica WMC US Growth VP
(a)	Amendment dated March 22, 2011 to Sub-Advisory Agreement, filed with PEA 95 on April 29, 2011
(b)	Amendment to Sub-Advisory Agreement dated August 2, 2019, filed with PEA 159 on April 29, 2020
(c)	Amendment dated December 1, 2020 to Sub-Advisory Agreement, filed with PEA 167 on April 30, 2021
(d)	Amendment dated March 4, 2022 to Sub-Advisory Agreement, filed with PEA 169 on April 29, 2022
(d)(14)	Sub-Advisory Agreement between TAM and Madison Asset Management, LLC dated May 1, 2011, filed with PEA 95 on April 29, 2011 on behalf of Transamerica Madison Diversified Income VP
(a)	Amendment dated August 1, 2017 to Sub-Advisory Agreement, filed with PEA 145 on January 11, 2018
(b)	Amendment dated November 1, 2019 to Sub-Advisory Agreement, filed with PEA 167 on April 30, 2021
(d)(15)
Sub-Advisory Agreement between TAM and Janus Henderson Investors US LLC (formerly Janus Capital Management, LLC)
dated May 30, 2017, filed with PEA 145 on January 11, 2018 on behalf of Transamerica Janus Balanced VP and Transamerica
Janus Mid-Cap Growth VP

(a)	Amendment dated August 1, 2021 to Sub-Advisory Agreement, filed with PEA 169 on April 29, 2022
(b)	Amendment dated August 1, 2022 to Sub-Advisory Agreement, filed PEA 170 on February 24, 2023
(d)(16)
Sub-Advisory Agreement between TAM and PGIM Quantitative Solutions LLC (formerly Quantitative Management Associates
LLC) dated September 17, 2012, filed with PEA 114 on September 7, 2012 on behalf of Transamerica Market Participation
Strategy VP

(d)(17)	Sub-Advisory Agreement between TAM and Thompson, Siegel &Walmsley LLC, dated January 23, 2023, filed with PEA 170 on February 24, 2023
(d)(18)	Sub-Advisory Agreement between TAM and Aegon Asset Management UK plc on behalf of Transamerica Aegon Sustainable Equity Income VP dated December 1, 2020, filed with PEA 164 on November 30, 2020
(d)(19)
Sub-Advisory Agreement between TAM and Pacific Investment Management Company LLC dated May 1, 2011, filed with
PEA 95 on April 29, 2011 on behalf of Transamerica PIMCO Tactical-Balanced VP, Transamerica PIMCO
Tactical-Conservative VP and Transamerica PIMCO Tactical-Growth VP

(a)	Amendment dated September 17, 2012 to Sub-Advisory Agreement, filed with PEA 129 on February 13, 2015
(d)(20)
Sub-Advisory Agreement between TAM and BlackRock Investment Management, LLC dated May 1, 2014, filed with PEA 123 on April 30, 2014 on behalf of BlackRock Real Estate Securities VP and BlackRock Government Money Market VP

(a)	Amendment dated November 1, 2018 to Sub-Advisory Agreement, filed with PEA 150 on February 26, 2019
(b)	Amendment dated May 1, 2020 to Sub-Advisory Agreement, filed with PEA 159 on April 29, 2020
(c)	Amendment dated September 18, 2020 to Sub-Advisory Agreement, filed with PEA 167 on April 30, 2021
(d)
Sub-Sub-Advisory Agreement between BlackRock Investment Management, LLC and BlackRock International Limited dated
November 1, 2018, filed with PEA 150 on February 26, 2019 on behalf of Transamerica BlackRock Real Estate Securities VP

(e)
Sub-Sub-Advisory Agreement between BlackRock Investment Management, LLC and BlackRock (Singapore) Limited dated
November 1, 2018, filed with PEA 150 on February 26, 2019 on behalf of Transamerica BlackRock Real Estate Securities VP

(d)(21)	Sub-Advisory Agreement between TAM and BlackRock Investment Management, LLC dated July 1, 2019 on behalf of Transamerica BlackRock Tactical Allocation VP , filed with PEA 159 on April 29, 2020
(a)
Amendment dated November 1, 2021 to Sub-Advisory Agreement on behalf of Transamerica BlackRock iShares Active Asset
Allocation – Conservative VP, Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP, Transamerica
BlackRock iShares Active Asset Allocation – Moderate VP, Transamerica BlackRock iShares Dynamic Allocation – Balanced
VP, Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP and Transamerica BlackRock Tactical
Allocation VP, filed with PEA 169 on April 29, 2022

(d)(22)
Sub-Advisory Agreement between TAM and BlackRock Investment Management, LLC dated March 21, 2016, filed with PEA
134 on March 18, 2016 on behalf of Transamerica BlackRock iShares Edge 40 VP, Transamerica BlackRock iShares Edge 50
VP, Transamerica BlackRock iShares Edge 75 VP, and Transamerica BlackRock iShares Edge 100 VP

(a)	Amendment dated November 1, 2018 to Sub-Advisory Agreement, filed with PEA 150 on February 26, 2019
(b)	Amendment dated November 1, 2019 to Sub-Advisory Agreement, filed with PEA 167 on April 30, 2021
(d)(23)
Sub-Advisory Agreement between TAM and Morgan Stanley Investment Management Inc. dated May 1, 2020 on behalf of
Transamerica Cayman Morgan Stanley Global Allocation VP, Ltd., filed with PEA 167 on April 30, 2021

(d)(24)
Sub-Advisory Agreement between TAM and Milliman Financial Risk Management LLC dated November 10, 2014, filed with
PEA 127 on November 7, 2014 on behalf of Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP
and Transamerica American Funds Managed Risk VP

(a)	Amendment dated May 1, 2015 to Sub-Advisory Agreement, filed with PEA 130 on April 28, 2015
(b)	Amendment dated October 1, 2015 to Sub-Advisory Agreement, filed with PEA 134 on March 18, 2016
(c)	Amendment dated July 1, 2015 to Sub-Advisory Agreement, dated November 10, 2014 filed with PEA 136 on April 27, 2016
(d)	Amendment dated October 1, 2015 to Sub-Advisory Agreement, filed with PEA 136 on April 27, 2016
(e)	Amendment dated August 1, 2017 to Sub-Advisory Agreement, filed with PEA 145 on January 11, 2018
(f)	Amendment dated May 1, 2020 to Sub-Advisory Agreement filed with PEA 159 on April 29, 2020
(d)(25)	Sub-Advisory Agreement between TAM and PineBridge Investments LLC dated November 10, 2014, filed with PEA 127 on November 7, 2014 on behalf of Transamerica PineBridge Inflation Opportunities VP
(a)	Amendment dated August 28, 2020 to Sub-Advisory Agreement, filed with PEA 167 on April 30, 2021
(d)(26)
Sub-Advisory Agreement between TAM and SSGA Funds Management, Inc. dated April 18, 2017, filed with PEA 139 on
April 28, 2017 on behalf of Transamerica International MSCI EAFE Index VP and Transamerica S&P 500 Equity Index VP

(a)	Amendment to Sub-Advisory Agreement dated May 1, 2020, filed with PEA 167 on April 30, 2021
(d)(27)	Sub-Advisory Agreement between TAM and Goldman Sachs Asset Management, L.P. dated July 7, 2017, filed with PEA 142 on September 29, 2017
(a)	Amendment dated May 1, 2020 to Sub-Advisory Agreement filed on behalf Transamerica Goldman Sachs 70/30 Allocation VP, filed with PEA 159 on April 29, 2020
(b)	Amendment dated August 28, 2020 to Sub-Advisory Agreement, filed with PEA 167 on April 30, 2021
(c)	Amendment dated November 1, 2022 to the Sub-Advisory Agreement, filed with PEA 170 on February 24, 2023
(d)(28)	Sub-Advisory Agreement between TAM and Great Lakes Advisors, LLC on behalf of Transamerica Great Lakes Advisors Large Cap Value VP, dated April 4, 2023, filed herein
(e)	Amended and Restated Distribution Agreement dated November 1, 2007, filed with PEA 72 on April 29, 2008
(e)(a)	Amendment to Distribution Agreement dated May 1, 2008, filed with PEA 73 on August 25, 2008
(e)(b)	Amended Schedule I dated May 1, 2023, filed hereinv
(f)	n/a
(g)(1)
Custodian Agreement between Registrant and State Street Bank and Trust Company dated January 1, 2011, filed with
Transamerica Funds PEA 126 on April 29, 2011 (Registration Nos. 033-02659 and 811-04556)

(g)(1)(a)	Amendment to Appendix A-1 of Custody Agreement dated November 30, 2015 filed with Transamerica Funds PEA 213 on February 25, 2016 (Registration Nos. 033-02659 and 811-04556)
(g)(1)(b)	Amendment to Custody Agreement dated December 17, 2012, filed with Transamerica Funds PEA 170 to Registration Statement on February 12, 2013 (Registration Nos. 033-02659 and 811-04556)
(g)(1)(c)	Appendix A-1 dated May 1, 2023, filed herein
(g)(2)	Custodian Agreement between Registrant and State Street Bank and Trust Company dated September 22, 2010 (Cayman), filed with PEA 197 on April 30, 2021
(g)(2)(a)	Amendment to Custodian Agreement (Cayman) dated July 19, 2011, filed with PEA 197 on April 30, 2021
(g)(2)(b)	Amendment to Custodian Agreement (Cayman) dated August 24, 2011, filed with PEA 197 on April 30, 2021
(g)(2)(c)	Amendment to Custodian Agreement (Cayman) dated December 17, 2012, filed with PEA 197 on April 30, 2021
(g)(2)(d)	Amendment to Custodian Agreement (Cayman) dated March 31, 2021, filed with PEA 197 on April 30, 2021
Other Material Contracts
(h)(1)	Intercompany Agreement between Transamerica Asset Management, Inc. and Transamerica Fund Services, Inc. on behalf of the Registrant, dated March 1, 2016, filed with PEA 134 on March 18, 2016
(h)(2)	Transfer Agency Agreement, as amended through May 1, 2008, filed with PEA 80 on April 30, 2009
(h)(3)	Expense Limitation Agreement filed with PEA 67 on February 28, 2007
(a)	Amendment to Expense Limitation Agreement dated May 1, 2008, filed with PEA 73 on August 25, 2008
(b)	Amendment to Expense Limitation Agreement dated July 1, 2009, filed with PEA 83 on August 14, 2009
(c)	Amendment to Amended and Restated Expense Limitation Agreement dated May 1, 2011, filed with PEA 95 on April 29, 2011
(d)	Amendment dated as of September 16, 2016 to Amended and Restated Expense Limitation Agreement, filed with PEA 151 on April 30, 2019
(e)	Amended Schedules A and B dated May 1, 2023, filed herein
(h)(4)	Participation Agreement between TST and Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company, filed with PEA 70 on July 31, 2007
(a)	Amendment dated May 1, 2010, filed with PEA 91 on April 28, 2010
(b)	Amendment dated May 1, 2011, filed with PEA 95 on April 29, 2011
(c)	Amendment dated May 1, 2012, filed with PEA 106 on April 26, 2012

(d)	Amendment dated September 17, 2012, filed with PEA 114 on September 7, 2012
(e)	Amendment dated May 1, 2013 and updated Schedule dated May 1, 2014, filed with PEA 123 on April 30, 2014
(f)	Amendment dated November 10, 2014, filed with PEA 130 on April 28, 2015
(g)	Updated Schedule dated May 1, 2015, filed with PEA 130 on April 28, 2015
(h)	Updated Schedule dated May 1, 2016, filed with PEA 136 on April 27, 2016
(i)	Updated Schedule dated May 1, 2017, filed with PEA 139 on April 27, 2017
(j)	Updated Schedule dated September 29, 2017, filed with PEA 142 on September 29, 2017
(k)	Updated Schedule dated February 1, 2018, filed with PEA 145 on January 11, 2018
(l)	Updated Schedule dated May 1, 2018, filed with PEA 148 on April 27, 2018
(m)	Updated Schedule dated November 1, 2018, filed with PEA 151 on April 30, 2019
(n)	Updated Schedule dated May 1, 2020, filed with PEA 159 on April 29, 2020
(o)	Updated Schedule dated May 1, 2021, filed with PEA 167 on April 30, 2021
(p)	Updated Schedule dated May 1, 2022, filed with PEA 169 on April 29, 2022
(q)	Updated Schedule dated May 1, 2023, filed herein
(h)(5)(1)	Master Sub-Administration Agreement dated December 17, 2012, filed with PEA 116 on February 13, 2013
(a)	Amended Schedule A filed with PEA 148 on April 27, 2018
(b)	Amended Schedule A dated May 1, 2023, filed herein
(h)(5)(2)	Master Sub-Administration Agreement dated December 17, 2012 (Cayman), filed with PEA 167 on April 30, 2021
(a)	Amended Schedule A dated May 1, 2020 (Cayman), filed with PEA 167 on April 30, 2021
(h)(6)(i)	Investing Agreement pursuant to Rule 12d1-4 – BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc. and iShares U.S. ETF Trust, filed with PEA 169 on April 29, 2022
(h)(6)(ii)	Investing Agreement pursuant to Rule 12d1-4 – American Funds Insurance Series and Capital Research and Management Company, filed with PEA 169 on April 29, 2022
(h)(6)(iii)	Investing Agreement pursuant to Rule 12d1-4 – Vanguard Funds, filed with PEA 169 on April 29, 2022
(h)(6)(iv)	Investing Agreement pursuant to Rule 12d1-4 – Global X Funds, filed with PEA 169 on April 29, 2022
(h)(6)(v)
Investing Agreement pursuant to Rule 12d1-4 – Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II,
Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, filed with PEA
169 on April 29, 2022

(h)(6)(vi)	Investing Agreement pursuant to Rule 12d1-4 – ALPS ETF Trust, filed with PEA 169 on April 29, 2022
(h)(6)(vii)	Investing Agreement pursuant to Rule 12d1-4 – VanEck ETF Trust, filed with PEA 169 on April 29, 2022
(h)(6)(viii)	Investing Agreement pursuant to Rule 12d1-4 – WisdomTree Trust, filed with PEA 169 on April 29, 2022
(h)(6)(ix)	Investing Agreement pursuant to Rule 12d1-4 – Schwab Strategic Trust, filed with PEA 169 on April 29, 2022
(h)(6)(x)	Investing Agreement pursuant to Rule 12d1-4 – The Select Sector SPDR Trust, filed with PEA 169 on April 29, 2022
(h)(6)(xi)	Investing Agreement pursuant to Rule 12d1-4 – SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust, filed with PEA 169 on April 29, 2022
(h)(6)(xii)	Investing Agreement pursuant to Rule 12d1-4 – SPDR S&P 500 ETF Trust and SPDR Dow Jones Industrial Average ETF Trust, filed with PEA 169 on April 29, 2022
(i)	n/a
(j)	Consent of Independent Registered Public Accounting Firm, filed herein
(k)	n/a
(l)	n/a
(m)	Plan of Distribution under Rule 12b-1
(m)(a)	Amended and Restated Plan of Distribution under Rule 12b-1 dated November 1, 2007, filed with PEA 72 on April 29, 2008
(m)(b)	Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 dated May 1, 2008, filed with PEA 73 on August 25, 2008
(m)(c)	Amended Schedule A dated May 1, 2023, filed herein
(n)	Multiple Class Plan dated January 22, 2009, filed with PEA 80 on April 30, 2009
(o)	Reserved
(p)	Code of Ethics
(p)(1)	Joint Transamerica Series Trust and Transamerica Asset Management, Inc., filed with PEA 170 on February 24, 2023
SUB-ADVISERS CODE OF ETHICS
(p)(2)
T. Rowe Price Associates, Inc., filed herein
(p)(3)
Epoch Investment Partners, Inc., filed with PEA 159 on April 29, 2020
(p)(4)
Pacific Investment Management Company LLC, filed with PEA 169 on April 29, 2022
(p)(5)
J.P Morgan Investment Management, Inc., filed with PEA 169 on April 29, 2022

(p)(6)
Morgan Stanley Investment Management Inc., filed herein
(p)(7)
BlackRock Investment Management, LLC, filed herein
(p)(8)
Aegon USA Investment Management, LLC and Aegon Asset Management UK plc, filed with PEA 170 on February 24, 2023
(p)(9)
ProFund Advisors LLC, filed with PEA 170 on February 24, 2023
(p)(10)
Wellington Management Company, LLP, filed with PEA 169 on April 29, 2022
(p)(11)
Madison Asset Management, LLC, filed with PEA 170 on February 24, 2023
(p)(12)
Systematic Financial Management, LP, filed with PEA 169 on April 29, 2022
(p)(13)
Janus Henderson Investors US LLC, filed with PEA 170 on February 24, 2023
(p)(14)
PGIM Quantitative Solutions LLC, filed herein
(p)(15)
Thompson, Siegel & Walmsley, LLC, filed with PEA 170 on February 24, 2023
(p)(16)
Milliman Financial Risk Management LLC, filed with PEA 170 on February 24, 2023
(p)(17)
PineBridge Investments LLC, filed with PEA 170 on February 24, 2023
(p)(18)
SSGA Funds Management, Inc., filed herein
(p)(19)
Goldman Sachs Asset Management, L.P., filed with PEA 170 on February 24, 2023
(p)(20)
Great Lakes Advisors, LLC, filed herein
(q)
Power of Attorney, filed with PEA 168 on March 1, 2022
EX-101.INS XBRL Instance Document – the instance document does not appear in the Interative Data File because its XBRL tags are embedded within the inline XBRL document.
EX-101.SCH XBRL Taxonomy Extension Schema Document
EX-101.CAL XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE XBRL Taxonomy Extension Presentation Linkbase
Item 29 Persons Controlled by or under Common Control with the Registrant
To the knowledge of the Registrant, neither the Registrant nor any Series thereof is controlled by or under common control with any other person. The Registrant has no subsidiaries.
Item 30 Indemnification
Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Registrant’s Amended and Restated Declaration of Trust and Bylaws, which are incorporated herein by reference.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to Trustees, officers and controlling persons, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31 Business and Other Connections of Investment Adviser
See “Shareholder Information — Investment Adviser” in the Prospectus and “Investment Advisory and Other Services — The Investment Adviser” in the Statement of Additional Information for information regarding Transamerica Asset Management, Inc. (“TAM”). For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of TAM, reference is made to TAM’s current Form ADV filed under the Investment Advisers Act of 1940, incorporated herein by reference (File No. 801-53319; CRD No. 107376).
With respect to information regarding each sub-adviser, reference is hereby made to “Shareholder Information — Sub-Adviser(s)” in the Prospectus. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of each sub-adviser, reference is made to the current Form ADVs of each sub-adviser filed under the Investment Advisers Act of 1940, incorporated herein by reference and the file numbers of which are as follows:

Aegon Asset Management UK plc File No. 801-111656 CRD No. 289505	Milliman Financial Risk Management LLC File No. 801-73056 CRD No. 159377
Aegon USA Investment Management, LLC File No. 801-60667 CRD No. 114537	Morgan Stanley Investment Management Inc. File No. 801-15757 CRD No. 110353
BlackRock Investment Management, LLC File No. 801-56972 CRD No. 108928	Pacific Investment Management Company LLC File No. 801-48187 CRD No. 104559
BlackRock International Limited File No. 801-51087 CRD No. 106843	PineBridge Investments LLC File No. 801-18759 CRD No. 105926
BlackRock (Singapore) Limited File No. 801-76926 CRD No. 164594	ProFund Advisors LLC File No. 801-18759 CRD No. 105926
Epoch Investment Partners, Inc. File No. 801-63118 CRD No. 131556	PGIM Quantitative Solutions LLC File No. 801-62692 CRD No. 129752
Goldman Sachs Asset Management, L.P. File No. 801-37591 CRD No. 107738	SSGA Funds Management, Inc. File No. 801-60103 CRD No. 111242
Great Lakes Advisors, LLC File No. 801-16937 CRD No. 110757	Systematic Financial Management, L.P. File No. 801-48908 CRD No. 106146
Janus Henderson Investors US LLC File No. 801-13991 CRD No. 104652	Thompson, Siegel & Walmsley LLC File No. 801-6273 CRD No. 105726
J.P. Morgan Investment Management Inc. File No. 801-21011 CRD No. 107038	T. Rowe Price Associates, Inc. File No. 801-856 CRD No. 105496
Madison Asset Management, LLC File No. 801-13991 CRD No. 130874	Wellington Management Company, LLP File No. 812-15908 CRD No. 106595
Item 32 Principal Underwriter
(a)
The Registrant has entered into an Underwriting Agreement with Transamerica Capital, Inc. (“TCI”), whose address is 1801 California Street, Suite 5200, Denver, Colorado, 80202 to act as the principal underwriter of Portfolio shares.
(b)
Directors and Officers of TCI:
Name	Positions and Offices with Underwriter	Positions and Offices with Registrant
Timothy Ackerman	Director and Vice President	N/A
Brian Beitzel	Director, Chief Financial Officer and Treasurer	N/A
David Cheung	Assistant Secretary	N/A
David Curry	Director, President, Chief Executive Officer and Chairman of the Board	N/A
Mark Halloran	Director and Vice President	N/A
Kristin Harding	Vice President	N/A
Doug Hellerman	Director, Chief Compliance Officer and Vice President	N/A
Gregory E. Miller-Breetz	Secretary	N/A
Jennifer Pearce	Director and Vice President	N/A
Vincent Toner	Vice President	Vice President and Treasurer

Item 33 Location of Accounts and Records
The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and rules promulgated thereunder are in the possession of Transamerica Asset Management, Inc. and Transamerica Fund Services, Inc. at their offices at 1801 California Street, Suite 5200, Denver, CO 80202 or at the offices of the Portfolios’ custodian, State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111.
Item 34 Management Services
Not applicable
Item 35 Undertakings
Not applicable

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 171 to its Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Denver, State of Colorado, on the 28th day of April, 2023.
TRANSAMERICA SERIES TRUST
By:	/s/ Marijn P. Smit
Marijn P. Smit Trustee, President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 171 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:
Signature	Title	Date
/s/ Marijn P. Smit Marijn P. Smit	Trustee, President and Chief Executive Officer	April 28, 2023
/s/ Sandra N. Bane Sandra N. Bane*	Trustee	April 28, 2023
/s/ Leo J. Hill Leo J. Hill*	Trustee	April 28, 2023
/s/ Kathleen T. Ives Kathleen T. Ives*	Trustee	April 28, 2023
/s/ Lauriann C. Kloppenburg Lauriann C. KIoppenburg*	Trustee	April 28, 2023
/s/ Fredric A. Nelson III Fredric A. Nelson III*	Trustee	April 28, 2023
/s/ John E. Pelletier John E. Pelletier*	Trustee	April 28, 2023
/s/ Patricia L. Sawyer Patricia L. Sawyer*	Trustee	April 28, 2023
/s/ John W. Waechter John W. Waechter*	Trustee	April 28, 2023
/s/ Alan F. Warrick Alan F. Warrick*	Trustee	April 28, 2023
/s/ Vincent J. Toner Vincent J. Toner	Vice President, Treasurer, Principal Financial Officer and Principal Accounting Officer	April 28, 2023
* By:/s/ Dennis P. Gallagher** Dennis P. Gallagher **Attorney-in-fact pursuant to Power of Attorney previously filed	Chief Legal Officer and Secretary	April 28, 2023

Exhibits Filed With
Post-Effective Amendment No. 171
to
Registration Statement on
Form N-1A
Transamerica Series Trust
Registration No. 033-00507
EXHIBIT INDEX
Exhibit Number	Description of Exhibit
(d)(1)(a)	Amended Schedule A dated May 1, 2023 to Management Agreement
(d)(28)	Sub-Advisory Agreement between TAM and Great Lakes Advisors, LLC dated April 4, 2023
(e)(b)	Amended Schedule I dated May 1, 2023 to Distribution Agreement
(g)(1)(c)	Amended Appendix A-1 dated May 1, 2023 to Custody Agreement
(h)(3)(e)	Amended Schedules A and B dated May 1, 2023 to Expense Limitation Agreement
(h)(4)(q)	Updated Schedule dated May 1, 2023 to Participation Agreement between TST and Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company
(h)(5)(1)(b)	Amended Schedule A dated May 1, 2023 to Master Sub-Administration Agreement
(j)	Consent of Independent Registered Public Accounting Firm-Ernst & Young LLP
(m)(c)	Amended Schedule A dated May 1, 2023 to Amended and Restated Plan of Distribution under Rule 12b-1
(p)(2)	Code of Ethics - T. Rowe Price Associates, Inc.
(p)(6)	Code of Ethics - Morgan Stanley Investment Management Inc.
(p)(7)	Code of Ethics - BlackRock Investment Management, LLC
(p)(14)	Code of Ethics - PGIM Quantitative Solutions LLC
(p)(18)	Code of Ethics - SSGA Funds Management, Inc.
(p)(20)	Code of Ethics - Great Lakes Advisors, LLC